UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Diversified Currency Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective
December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term
“commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the
Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not
insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance

2

Performance

3

Fund Profile

4

Endnotes and Additional Disclosures

5

Fund Expenses

6

Financial Statements

7

Report of Independent Registered Public Accounting Firm

16 and 35

Federal Tax Information

17

Management and Organization

36

Important Notices

39

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the Federal
Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European Union.
The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The
price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Diversified Currency Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 2.94%. By comparison, the Fund’s benchmark, the JPMorgan Emerging Local Markets Index Plus (ELMI+)2 (the Index), returned 3.93% during the period.

The Fund modestly trailed the Index, in part due to holdings in the Dollar Bloc, where a position in the Canadian dollar negatively affected relative results. A widening current-account deficit and forest fires in the country’s oil-sands region put downward pressure on the Canadian dollar.

In Latin America, a position in the Mexican peso dampened Fund performance versus the Index. The peso weakened significantly amid sluggish U.S. demand for Mexican exports and worries about how the U.S. election might impact American trade. Positions in the Uruguayan and Colombian pesos also weighed on relative returns, mitigating the positive effects of exposure to the Brazilian real, as well as the Chilean and Argentine pesos.

In Western Europe, a position in the Swedish krona versus the euro was unfavorable, as unprecedented monetary stimulus designed to revive inflation depressed the krona. However, an investment in the Icelandic krona versus the euro was beneficial, as strong economic growth in Iceland and the country’s attractive yields captured investors’ attention.

Eastern Europe was the best-performing region relative to the Index. Exposure to the Russian ruble was helpful given the stabilization in oil prices, and positions in the Bosnia- Herzegovina convertible mark and Georgian lari also added value. In Asia, relative performance benefited from holdings in the Indonesian rupiah, Bangladeshi taka and Sri Lankan rupee. The Zambian kwacha generated excess return in the Middle East and Africa region. The kwacha surged as the price of copper, Zambia’s main export, rebounded from a multiyear low.

See Endnotes and Additional Disclosures in this
report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value
(NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Performance2,3

Portfolio Managers John R. Baur and Michael
A. Cirami, CFA

% Average Annual Total Returns

Class Inception Date

Performance Inception Date

One Year

Five Years

Since Inception

Class A at NAV

06/27/2007

06/27/2007

2.94
%

0.05
%

3.63
%

Class A with 4.75% Maximum Sales Charge

—

—

–1.95

–0.91

3.09

Class C at NAV

03/01/2011

06/27/2007

2.17

–0.65

3.15

Class C with 1% Maximum Sales Charge

—

—

1.20

–0.65

3.15

Class I at NAV

03/01/2011

06/27/2007

3.22

0.37

3.82

JPMorgan Emerging Local Markets Index Plus (ELMI+)

—

—

3.93
%

–1.64
%

1.43
%

% Total Annual Operating Expense Ratios[4]

Class A

Class C

Class I

Gross

1.30
%

2.00
%

1.00
%

Net

1.10

1.80

0.80

Growth of $10,000

This graph shows the change in value of a hypothetical
investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]

Amount Invested

Period Beginning

At NAV

With Maximum Sales Charge

Class C

$
10,000

06/27/2007

$
13,367

N.A.

Class I

$
250,000

06/27/2007

$
354,966

N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Iceland

7.6
%

Colombia

3.4
%

Serbia

7.2

Poland

3.2

Sri Lanka

5.5

Israel

3.2

Russia

5.4

Bangladesh

2.7

India

5.1

Vietnam

2.6

Indonesia

5.0

Malaysia

2.5

Romania

5.0

Kazakhstan

2.3

Dominican Republic

4.9

Kenya

2.2

Sweden

4.8

Bosnia and Herzegovina

1.6

Mexico

4.5

Canada

1.5

Czech Republic

4.3

United Kingdom

1.0

Georgia

4.3

Euro

–40.1

Norway

4.0

Total Long

101.2

Argentina

3.7

Total Short

–40.1

Philippines

3.7

Total Net

61.1

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
JPMorgan Emerging Local Markets Index Plus (ELMI+) is an unmanaged index of local currency money market instruments in emerging market countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]
Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]
Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (5/1/16)

Ending Account Value (10/31/16)

Expenses Paid During Period* (5/1/16 – 10/31/16)

Annualized Expense Ratio

Actual

Class A

$
1,000.00

$
1,007.00

$
5.65
**

1.12
%

Class C

$
1,000.00

$
1,002.80

$
9.16
**

1.82
%

Class I

$
1,000.00

$
1,008.80

$
4.09
**

0.81
%

Hypothetical

(5% return per year before expenses)

Class A

$
1,000.00

$
1,019.50

$
5.69
**

1.12
%

Class C

$
1,000.00

$
1,016.00

$
9.22
**

1.82
%

Class I

$
1,000.00

$
1,021.10

$
4.12
**

0.81
%

*
Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**
Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets

October 31, 2016

Investment in International Income Portfolio, at value (identified cost, $142,301,192)

$
138,708,772

Receivable for Fund shares sold

119,401

Receivable from affiliate

20,043

Total assets

$
138,848,216

Liabilities

Payable for Fund shares redeemed

$
682,554

Payable to affiliates:

Distribution and service fees

28,595

Trustees’ fees

43

Accrued expenses

90,991

Total liabilities

$
802,183

Net Assets

$
138,046,033

Sources of Net Assets

Paid-in capital

$
177,236,083

Accumulated net realized loss from Portfolio

(35,597,630
)

Net unrealized depreciation from Portfolio

(3,592,420
)

Total

$
138,046,033

Class A Shares

Net Assets

$
43,470,647

Shares Outstanding

4,954,848

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)

$
8.77

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)

$
9.21

Class C Shares

Net Assets

$
20,095,837

Shares Outstanding

2,290,154

Net Asset Value and Offering Price Per Share*

  (net assets ÷ shares of beneficial interest
outstanding)

$
8.77

Class I Shares

Net Assets

$
74,479,549

Shares Outstanding

8,514,243

Net Asset Value, Offering Price and Redemption Price Per Share

  (net assets ÷ shares of beneficial interest
outstanding)

$
8.75

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*
Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7

See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Statement of Operations

Investment Income

  Year Ended
October 31, 2016

Interest allocated from Portfolio (net of foreign taxes, $102,719)

$
6,846,035

Dividends allocated from Portfolio

2,178

Expenses, excluding interest expense, allocated from Portfolio

(1,378,907
)

Interest expense allocated from Portfolio

(11,934
)

Total investment income from Portfolio

$
5,457,372

Expenses

Distribution and service fees

Class A

$
148,678

Class C

236,541

Trustees’ fees and expenses

500

Custodian fee

18,454

Transfer and dividend disbursing agent fees

140,983

Legal and accounting services

41,483

Printing and postage

56,111

Registration fees

49,322

Miscellaneous

12,107

Total expenses

$
704,179

Deduct —

Allocation of expenses to affiliate

$
318,815

Total expense reductions

$
318,815

Net expenses

$
385,364

Net investment income

$
5,072,008

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions

$
(12,752,272
)

Written options

51,483

Financial futures contracts

(54,357
)

  Foreign currency and forward foreign currency exchange contract transactions

(2,366,866
)

Net realized loss

$
(15,122,012
)

Change in unrealized appreciation (depreciation) —

Investments

$
9,903,282

Written options

106,766

Financial futures contracts

16,877

  Foreign currency and forward foreign currency exchange
contracts

4,892,930

Net change in unrealized appreciation (depreciation)

$
14,919,855

Net realized and unrealized loss

$
(202,157
)

Net increase in net assets from operations

$
4,869,851

8

See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Statements of Changes in Net Assets

Year Ended October 31,

Increase (Decrease) in Net Assets

2016

2015

From operations —

Net investment income

$
5,072,008

$
11,531,500

  Net realized loss from investment transactions, written options, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions

(15,122,012
)

(25,171,091
)

  Net change in unrealized appreciation (depreciation) from
investments, written options, financial futures contracts, foreign currency and forward foreign currency exchange contracts

14,919,855

(8,534,318
)

Net increase (decrease) in net assets from operations

$
4,869,851

$
(22,173,909
)

Distributions to shareholders —

Tax return of capital

Class A

$
(2,744,767
)

$
(4,799,728
)

Class C

(1,103,057
)

(1,714,725
)

Class I

(5,795,361
)

(11,470,092
)

Total distributions to shareholders

$
(9,643,185
)

$
(17,984,545
)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A

$
14,633,654

$
20,149,291

Class C

2,244,665

5,106,010

Class I

37,737,081

90,557,107

Net asset value of shares issued to shareholders in payment of distributions declared

Class A

2,654,709

4,453,711

Class C

862,762

1,328,090

Class I

5,001,835

9,479,137

Cost of shares redeemed

Class A

(36,064,921
)

(93,107,495
)

Class C

(12,415,439
)

(24,462,350
)

Class I

(100,188,990
)

(332,690,264
)

  Net decrease in net assets from Fund share
transactions

$
(85,534,644
)

$
(319,186,763
)

Net decrease in net assets

$
(90,307,978
)

$
(359,345,217
)

Net Assets

At beginning of year

$
228,354,011

$
587,699,228

At end of year

$
138,046,033

$
228,354,011

Accumulated distributions in excess of net investment income included in net assets

At end of year

$
—

$
(161,281
)

9

See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Financial Highlights

Class A

Year Ended October 31,

2016

2015

2014

2013

2012

Net asset value — Beginning of year

$
9.010

$
10.130

$
10.580

$
11.160

$
11.310

Income (Loss) From Operations

Net investment income(1)

$
0.254

$
0.315

$
0.332

$
0.310

$
0.374

Net realized and unrealized gain (loss)

0.003

(0.921
)

(0.268
)

(0.376
)

0.027

Total income (loss) from operations

$
0.257

$
(0.606
)

$
0.064

$
(0.066
)

$
0.401

Less Distributions

From net investment income

$
—

$
—

$
(0.365
)

$
(0.121
)

$
(0.409
)

From net realized gain

—

—

—

—

(0.070
)

Tax return of capital

(0.497
)

(0.514
)

(0.149
)

(0.393
)

(0.072
)

Total distributions

$
(0.497
)

$
(0.514
)

$
(0.514
)

$
(0.514
)

$
(0.551
)

Net asset value — End of year

$
8.770

$
9.010

$
10.130

$
10.580

$
11.160

  Total
Return(2)

2.94
%(3)

(6.12
)%(3)

0.63
%(4)

(0.62
)%(4)

3.71
%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)

$
43,471

$
63,626

$
142,908

$
230,834

$
42,251

  Ratios (as a percentage of average daily net
assets):(5)

Expenses(6)

1.11
%(3)(7)

1.11
%(3)(7)

1.10
%(4)

1.10
%(4)

1.10
%(4)

Net investment income

2.85
%

3.27
%

3.21
%

2.85
%

3.38
%

Portfolio Turnover of the Portfolio

38
%

23
%

42
%

21
%

37
%

(1)
Computed using average shares outstanding.

(2)
Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)
The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.27% and 0.19% of average daily net assets for the years ended
October 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)
The administrator reimbursed certain operating expenses (equal to 0.15%, 0.16% and 0.40% of average daily net assets for the years ended October 31, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(5)
Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)
Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)
Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

10

See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Financial Highlights — continued

Class C

Year Ended October 31,

2016

2015

2014

2013

2012

Net asset value — Beginning of year

$
9.000

$
10.100

$
10.550

$
11.120

$
11.270

Income (Loss) From Operations

Net investment income(1)

$
0.192

$
0.244

$
0.259

$
0.242

$
0.297

Net realized and unrealized gain (loss)

(0.002
)

(0.910
)

(0.275
)

(0.378
)

0.024

Total income (loss) from operations

$
0.190

$
(0.666
)

$
(0.016
)

$
(0.136
)

$
0.321

Less Distributions

From net investment income

$
—

$
—

$
(0.308
)

$
(0.102
)

$
(0.341
)

From net realized gain

—

—

—

—

(0.070
)

Tax return of capital

(0.420
)

(0.434
)

(0.126
)

(0.332
)

(0.060
)

Total distributions

$
(0.420
)

$
(0.434
)

$
(0.434
)

$
(0.434
)

$
(0.471
)

Net asset value — End of year

$
8.770

$
9.000

$
10.100

$
10.550

$
11.120

  Total
Return(2)

2.17
%(3)

(6.72
)%(3)

(0.14
)%(4)

(1.26
)%(4)

2.97
%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)

$
20,096

$
30,022

$
52,516

$
73,843

$
3,729

  Ratios (as a percentage of average daily net
assets):(5)

Expenses(6)

1.81
%(3)(7)

1.81
%(3)(7)

1.80
%(4)

1.80
%(4)

1.80
%(4)

Net investment income

2.16
%

2.55
%

2.51
%

2.24
%

2.70
%

Portfolio Turnover of the Portfolio

38
%

23
%

42
%

21
%

37
%

(1)
Computed using average shares outstanding.

(2)
Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)
The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.27% and 0.19% of average daily net assets for the years ended
October 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)
The administrator reimbursed certain operating expenses (equal to 0.15%, 0.16% and 0.40% of average daily net assets for the years ended October 31, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(5)
Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)
Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)
Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

11

See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Financial Highlights — continued

Class I

Year Ended October 31,

2016

2015

2014

2013

2012

Net asset value — Beginning of year

$
9.000

$
10.120

$
10.570

$
11.150

$
11.300

Income (Loss) From Operations

Net investment income(1)

$
0.284

$
0.345

$
0.363

$
0.346

$
0.402

Net realized and unrealized gain (loss)

(0.003
)

(0.916
)

(0.264
)

(0.377
)

0.034

Total income (loss) from operations

$
0.281

$
(0.571
)

$
0.099

$
(0.031
)

$
0.436

Less Distributions

From net investment income

$
—

$
—

$
(0.390
)

$
(0.130
)

$
(0.439
)

From net realized gain

—

—

—

—

(0.070
)

Tax return of capital

(0.531
)

(0.549
)

(0.159
)

(0.419
)

(0.077
)

Total distributions

$
(0.531
)

$
(0.549
)

$
(0.549
)

$
(0.549
)

$
(0.586
)

Net asset value — End of year

$
8.750

$
9.000

$
10.120

$
10.570

$
11.150

  Total
Return(2)

3.22
%(3)

(5.78
)%(3)

0.97
%(4)

(0.31
)%(4)

4.04
%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)

$
74,480

$
134,706

$
392,276

$
492,281

$
44,458

  Ratios (as a percentage of average daily net
assets):(5)

Expenses(6)

0.81
%(3)(7)

0.81
%(3)(7)

0.80
%(4)

0.80
%(4)

0.80
%(4)

Net investment income

3.20
%

3.58
%

3.51
%

3.20
%

3.64
%

Portfolio Turnover of the Portfolio

38
%

23
%

42
%

21
%

37
%

(1)
Computed using average shares outstanding.

(2)
Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)
The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.27% and 0.19% of average daily net assets for the years ended
October 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)
The administrator reimbursed certain operating expenses (equal to 0.15%, 0.16% and 0.40% of average daily net assets for the years ended October 31, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(5)
Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)
Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)
Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

12

See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance
Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted
below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a
Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at
October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards
Codification Topic 946.

A  Investment Valuation — Valuation of
securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the
Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of
October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes.
Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

Year Ended October 31,

2016

2015

Distributions declared from:

Tax return of capital

$
9,643,185

$
17,984,545

During the year ended October 31, 2016, accumulated net realized loss was decreased by $9,732,362, accumulated undistributed net investment income was decreased by $4,910,727 and paid-in capital was decreased by $4,821,635 due to differences between book and tax accounting, primarily for the Fund’s investment in the Portfolio and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings
(accumulated losses) on a tax basis were as follows:

Deferred capital losses

$
(32,890,325
)

Net unrealized depreciation

$
(6,299,725
)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the
Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $32,890,325 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $11,931,522 are short-term and $20,958,803 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the
Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and
Class I, respectively. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM was allocated $318,815 of the Fund’s operating expenses for the year ended October 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016,
EVM earned $2,556 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the
Fund’s principal underwriter, received $10,289 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A and Class C shares
(see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a
distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $148,678 for Class A shares.

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays
EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to
EVD $177,406 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $59,135 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A
contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $300 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended
October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $17,094,826 and $112,820,340, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Year Ended October 31,

Class A

2016

2015

Sales

1,648,099

2,082,169

Issued to shareholders electing to receive payments of distributions in Fund shares

299,448

466,336

Redemptions

(4,050,958
)

(9,597,116
)

Net decrease

(2,103,411
)

(7,048,611
)

Year Ended October 31,

Class C

2016

2015

Sales

252,336

530,323

Issued to shareholders electing to receive payments of distributions in Fund shares

97,351

139,527

Redemptions

(1,394,740
)

(2,532,556
)

Net decrease

(1,045,053
)

(1,862,706
)

Year Ended October 31,

Class I

2016

2015

Sales

4,257,881

9,366,900

Issued to shareholders electing to receive payments of distributions in Fund shares

565,348

991,329

Redemptions

(11,282,208
)

(34,160,893
)

Net decrease

(6,458,979
)

(23,802,664
)

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting
Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Eaton Vance Diversified Currency Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE
LLP

Boston, Massachusetts

December 21, 2016

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

International Income Portfolio

October 31, 2016

Portfolio of Investments

Foreign Government Bonds — 36.5%

Security

Principal Amount (000’s omitted)

Value

  Bangladesh —
2.7%

  Bangladesh Treasury Bond, 11.50%, 11/7/17

BDT

59,400

$
811,574

  Bangladesh Treasury Bond, 11.55%, 10/3/17

BDT

142,900

1,942,953

  Bangladesh Treasury Bond, 11.72%, 7/2/18

BDT

73,100

1,027,466

Total Bangladesh

$
3,781,993

  Bosnia and Herzegovina
— 1.6%

Republic of Srpska, 1.50%, 6/30/23

BAM

1,608

$
771,546

Republic of Srpska, 1.50%, 10/30/23

BAM

1,219

595,985

Republic of Srpska, 1.50%, 5/31/25

BAM

414

195,222

Republic of Srpska, 1.50%, 12/24/25

BAM

921

432,860

Republic of Srpska, 1.50%, 9/25/26

BAM

469

211,560

Total Bosnia and Herzegovina

$
2,207,173

  Brazil —
4.8%

  Letra do Tesouro Nacional, 0.00%, 1/1/17

BRL

10,000

$
3,065,351

  Letra do Tesouro Nacional, 0.00%, 4/1/17

BRL

12,035

3,577,652

Total Brazil

$
6,643,003

  Czech Republic —
4.3%

  Czech Republic Government Bond, 0.00%, 11/9/17(1)

CZK

145,580

$
6,001,140

Total Czech Republic

$
6,001,140

  Dominican Republic —
4.9%

  Dominican Republic, 10.40%, 5/10/19 (1)

DOP

39,700

$
870,648

Dominican Republic, 13.50%, 8/4/17(1)

DOP

11,400

253,127

Dominican Republic, 14.00%, 6/8/18(1)

DOP

247,100

5,670,531

Total Dominican Republic

$
6,794,306

  Georgia —
1.2%

Georgia Treasury Bond, 6.75%, 10/6/18

GEL

190

$
79,276

Georgia Treasury Bond, 8.50%, 7/26/17

GEL

516

218,230

Georgia Treasury Bond, 9.80%, 4/26/17

GEL

490

207,631

Georgia Treasury Bond, 10.75%, 7/9/17

GEL

15

6,433

Georgia Treasury Bond, 11.30%, 1/26/17

GEL

500

210,937

  Georgia Treasury Bond, 13.375%, 3/10/18

GEL

780

352,954

Georgia Treasury Bond, 13.75%, 1/14/18

GEL

1,400

630,877

Total Georgia

$
1,706,338

Security

Principal Amount (000’s omitted)

Value

  Iceland —
7.5%

Republic of Iceland, 6.25%, 2/5/20

ISK

1,015,670

$
5,682,329

Republic of Iceland, 7.25%, 10/26/22

ISK

105,472

630,679

Republic of Iceland, 8.75%, 2/26/19

ISK

693,422

4,038,994

Total Iceland

$
10,352,002

  Malaysia —
2.5%

  Malaysia Government Bond, 3.82%, 11/15/16

MYR

14,110

$
3,364,927

  Malaysia Government Bond, 3.82%, 11/15/16

MYR

600

143,073

Total Malaysia

$
3,508,000

  Serbia —
4.7%

Serbia Treasury Bond, 10.00%, 4/1/17

RSD

438,740

$
4,027,702

Serbia Treasury Bond, 10.00%, 5/8/17

RSD

97,600

901,559

Serbia Treasury Bond, 10.00%, 4/27/18

RSD

156,300

1,508,086

Total Serbia

$
6,437,347

  Vietnam —
2.3%

  Vietnam Government Bond, 6.30%, 3/15/17

VND

20,000,000

$
905,329

  Vietnam Government Bond, 7.20%, 1/15/17

VND

50,000,000

2,257,053

Total Vietnam

$
3,162,382

  Total Foreign Government Bonds (identified cost
$53,520,476)

$
50,593,684

Collateralized Mortgage Obligations — 0.5%

Security

Principal Amount

Value

Federal Home Loan Mortgage Corp.:

Series 2127, Class PG, 6.25%, 2/15/29

$
156,742

$
173,538

Federal National Mortgage Association:

  Series 2009-62, Class WA,
5.57%, 8/25/39(2)(3)

451,576

506,115

  Total Collateralized Mortgage Obligations (identified cost
$627,644)

$
679,653

Mortgage Pass-Throughs — 2.4%

Security

Principal Amount

Value

Federal National Mortgage Association:

1.94% with maturity at 2035(3)(4)

$
747,501

$
763,100

3.88% with maturity at 2035(4)

570,397

611,819

7.00% with maturity at 2033

359,805

419,862

18

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Security

Principal Amount

Value

Federal National Mortgage Association: (continued)

7.50% with maturity at 2035

$

233,390

$

280,110

8.50% with maturity at 2032

188,698

231,656

$
2,306,547

Government National Mortgage Association:

7.00% with maturity at 2035(3)

$
629,710

$
745,118

9.00% with various maturities to 2024

240,431

264,731

$
1,009,849

  Total Mortgage Pass-Throughs (identified cost
$3,103,370)

$
3,316,396

Currency Options Purchased — 0.1%

Description

Counterparty

Principal Amount of Contracts (000’s omitted)

Strike Price

Expiration Date

Value

Call MXN/Put USD

Deutsche Bank AG

USD 1,979

MXN 18.33

1/11/17

$
26,495

Call RUB/Put USD

Citibank, N.A.

USD 3,000

RUB 62.10

9/28/17

62,028

Call RUB/Put USD

Citibank, N.A.

USD 4,250

RUB 60.00

9/28/17

54,289

  Total Currency Options Purchased (identified cost
$203,764)

$
142,812

Short-Term Investments — 56.3%

Foreign Government Securities — 27.8%

Security

Principal Amount (000’s omitted)

Value

  Denmark —
4.2%

Denmark Treasury Bill, 0.00%, 3/1/17

DKK

39,000

$
5,768,734

Total Denmark

$
5,768,734

  Georgia —
3.0%

Georgia Treasury Bill, 0.00%, 1/26/17

GEL

840

$
345,364

Georgia Treasury Bill, 0.00%, 6/1/17

GEL

81

32,569

Georgia Treasury Bill, 0.00%, 8/10/17

GEL

9,500

3,816,422

Total Georgia

$
4,194,355

  Iceland —
0.1%

Iceland Treasury Bill, 0.00%, 4/18/17

ISK

18,480

$
99,704

Total Iceland

$
99,704

Security

Principal Amount (000’s omitted)

Value

  Japan —
4.1%

  Japan Treasury Discount Bill, 0.00%, 1/16/17

JPY

600,000

$
5,724,264

Total Japan

$
5,724,264

  Kazakhstan —
2.3%

  National Bank of Kazakhstan Note, 0.00%, 1/20/17

KZT

613,014

$
1,778,555

  National Bank of Kazakhstan Note, 0.00%, 2/17/17

KZT

514,988

1,480,936

Total Kazakhstan

$
3,259,491

  Mexico —
4.5%

Mexico Cetes, 0.00%, 2/2/17

MXN

118,487

$
6,192,379

Total Mexico

$
6,192,379

  Sri Lanka —
5.5%

Sri Lanka Treasury Bill, 0.00%, 4/7/17

LKR

535,100

$
3,480,059

  Sri Lanka Treasury Bill, 0.00%, 4/14/17

LKR

646,670

4,197,361

Total Sri Lanka

$
7,677,420

  Sweden —
4.1%

Sweden Treasury Bill, 0.00%, 1/18/17

SEK

51,000

$
5,656,378

Total Sweden

$
5,656,378

  Total Foreign Government Securities (identified cost
$39,279,522)

$
38,572,725

U.S. Treasury Obligations — 26.4%

Security

Principal Amount (000’s omitted)

Value

U.S. Treasury Bill, 0.00%, 11/17/16

$
400

$
399,970

U.S. Treasury Bill, 0.00%, 11/25/16(3)

11,000

10,998,779

U.S. Treasury Bill, 0.00%, 12/22/16

25,300

25,291,803

  Total U.S. Treasury Obligations (identified cost
$36,690,838)

$
36,690,552

19

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Other — 2.1%

Description

Units

Value

  Eaton Vance Cash Reserves Fund, LLC,
0.68%(5)

2,875,338

$
2,875,913

Total Other (identified cost $2,875,626)

$
2,875,913

  Total Short-Term Investments (identified cost
$78,845,986)

$
78,139,190

  Total Investments — 95.8% (identified cost
$136,301,240)

$
132,871,735

Currency Options Written — (0.0)%(6)

Description

Counterparty

Principal Amount of Contracts (000’s omitted)

Strike Price

Expiration Date

Value

Call MXN/Put USD

Goldman Sachs International

USD 1,979

MXN 18.33

1/11/17

$
(26,495
)

  Total Currency Options Written (premiums received
$87,868)

$
(26,495
)

Other Assets, Less Liabilities — 4.2%

$
5,870,678

Net Assets — 100.0%

$
138,715,918

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the
United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $12,795,446 or 9.2% of the
Portfolio’s net assets.

(2)
Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(3)
Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(4)
Adjustable rate mortgage security. Rate shown is the rate at October 31, 2016.

(5)
Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of
October 31, 2016.

(6)
Amount is less than (0.05)%.

Forward Foreign Currency Exchange Contracts

Currency Purchased

Currency Sold

Counterparty

Settlement Date

Unrealized Appreciation

Unrealized (Depreciation)

EUR

2,900,655

USD

3,169,256

Standard Chartered Bank

11/2/16

$
14,939

$
—

EUR

3,032,179

USD

3,323,875

Standard Chartered Bank

11/2/16

4,701

—

EUR

131,524

USD

148,072

Standard Chartered Bank

11/2/16

—

(3,692
)

KES

21,236,000

USD

204,783

Citibank, N.A.

11/2/16

4,130

—

USD

3,373,178

EUR

3,032,179

Standard Chartered Bank

11/2/16

44,603

—

USD

144,177

EUR

131,524

Standard Chartered Bank

11/2/16

—

(204
)

USD

3,179,698

EUR

2,900,655

Standard Chartered Bank

11/2/16

—

(4,497
)

USD

209,127

KES

21,236,000

Citibank, N.A.

11/2/16

214

—

KES

6,242,000

USD

60,222

Standard Chartered Bank

11/3/16

1,175

—

PLN

17,429,164

EUR

4,007,880

Morgan Stanley & Co. International PLC

11/4/16

42,429

—

SEK

60,648,555

EUR

6,332,862

Goldman Sachs International

11/4/16

—

(237,107
)

IDR

4,521,274,000

USD

340,380

BNP Paribas

11/14/16

5,685

—

IDR

25,348,404,000

USD

1,911,933

Nomura International PLC

11/14/16

28,273

—

PHP

92,619,128

USD

1,991,295

Bank of America, N.A.

11/15/16

—

(80,746
)

PHP

97,915,872

USD

2,105,627

Goldman Sachs International

11/15/16

—

(85,817
)

PHP

54,850,000

USD

1,168,762

Nomura International PLC

11/15/16

—

(37,315
)

ARS

79,484,000

USD

4,440,447

Citibank, N.A.

11/16/16

757,126

—

MXN

16,560,714

USD

889,792

Standard Chartered Bank

11/22/16

—

(15,472
)

USD

904,851

MXN

16,560,714

Standard Chartered Bank

11/22/16

30,531

—

RUB

479,602,669

USD

7,318,491

Deutsche Bank AG

11/23/16

205,883

—

USD

1,525,099

RUB

97,450,000

Citibank, N.A.

11/23/16

—

(3,771
)

KES

6,400,000

USD

61,209

JPMorgan Chase Bank, N.A.

12/5/16

1,362

—

20

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased

Currency Sold

Counterparty

Settlement Date

Unrealized Appreciation

Unrealized (Depreciation)

IDR

31,332,563,000

USD

2,330,425

JPMorgan Chase Bank, N.A.

12/6/16

$

61,762

$

—

IDR

4,082,469,000

USD

311,996

BNP Paribas

12/9/16

—

(447
)

IDR

13,270,101,000

USD

986,992

Deutsche Bank AG

12/9/16

25,701

—

CAD

2,850,000

USD

2,193,004

JPMorgan Chase Bank, N.A.

12/12/16

—

(67,572
)

NOK

45,690,000

EUR

4,911,511

BNP Paribas

12/20/16

127,065

—

EUR

258,877

USD

291,897

Goldman Sachs International

12/21/16

—

(7,079
)

GBP

1,165,000

USD

1,519,650

  Australia and New Zealand Banking   Group
Limited

1/3/17

—

(91,430
)

BRL

10,000,000

USD

2,651,816

Standard Chartered Bank

1/5/17

421,544

—

USD

2,963,402

BRL

10,000,000

Citibank, N.A.

1/5/17

—

(109,958
)

USD

2,199,736

BRL

10,000,000

Standard Chartered Bank

1/5/17

—

(873,624
)

ILS

16,875,000

USD

4,486,123

Citibank, N.A.

1/6/17

—

(80,377
)

USD

2,244,300

EUR

2,000,000

Standard Chartered Bank

1/9/17

41,740

—

USD

1,988,268

EUR

1,807,352

Standard Chartered Bank

1/9/17

—

(2,133
)

USD

3,926,912

EUR

3,610,622

Standard Chartered Bank

1/9/17

—

(49,393
)

USD

637,811

EUR

565,611

Goldman Sachs International

1/11/17

14,859

—

USD

10,117,035

EUR

8,970,673

Standard Chartered Bank

1/11/17

236,917

—

COP

14,240,000,000

USD

4,805,129

The Bank of Nova Scotia

1/13/17

—

(118,781
)

IDR

12,949,859,000

USD

977,569

Barclays Bank PLC

1/17/17

4,825

—

USD

5,767,412

JPY

600,000,000

Citibank, N.A.

1/17/17

27,390

—

USD

5,806,059

SEK

51,000,000

Goldman Sachs International

1/18/17

136,973

—

INR

311,120,000

USD

4,594,551

Standard Chartered Bank

1/19/17

20,537

—

INR

164,080,000

USD

2,423,813

Standard Chartered Bank

1/19/17

10,115

—

EUR

1,410,070

RON

6,391,000

BNP Paribas

1/30/17

—

(5,534
)

EUR

1,188,904

RON

5,400,000

BNP Paribas

1/30/17

—

(7,452
)

RON

25,845,300

EUR

5,637,540

JPMorgan Chase Bank, N.A.

1/30/17

93,813

—

RON

1,910,000

EUR

423,926

BNP Paribas

2/3/17

—

(1,172
)

KES

108,328,000

USD

1,023,894

Citibank, N.A.

2/6/17

23,791

—

KES

118,800,000

USD

1,120,755

JPMorgan Chase Bank, N.A.

2/6/17

28,210

—

USD

6,704,765

EUR

6,130,828

Standard Chartered Bank

2/8/17

—

(56,212
)

USD

3,184,542

EUR

2,900,655

Standard Chartered Bank

2/15/17

—

(15,281
)

RON

780,000

EUR

172,452

BNP Paribas

2/28/17

119

—

RON

2,293,871

EUR

508,224

BNP Paribas

2/28/17

—

(828
)

USD

5,745,468

DKK

39,000,000

Standard Chartered Bank

3/1/17

—

(43,495
)

RON

1,870,000

EUR

413,763

Deutsche Bank AG

3/2/17

—

(95
)

RON

242,000

EUR

53,682

Bank of America, N.A.

3/6/17

—

(170
)

RON

1,746,850

EUR

387,689

Bank of America, N.A.

3/6/17

—

(1,436
)

RON

1,261,000

EUR

279,911

Deutsche Bank AG

3/7/17

—

(1,101
)

RON

1,799,000

EUR

399,024

Deutsche Bank AG

3/7/17

—

(1,228
)

KES

11,639,000

USD

110,479

ICBC Standard Bank plc

3/8/17

1,527

—

RON

2,560,000

EUR

567,565

BNP Paribas

3/8/17

—

(1,488
)

KES

10,444,000

USD

99,089

Standard Chartered Bank

3/9/17

1,400

—

KES

17,034,000

USD

161,460

Citibank, N.A.

3/13/17

2,328

—

KES

35,800,000

USD

339,981

Standard Chartered Bank

3/24/17

3,623

—

BRL

1,783,845

USD

506,486

Bank of America, N.A.

4/5/17

28,122

—

BRL

11,532,286

USD

2,993,067

Standard Chartered Bank

4/5/17

463,096

—

21

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased

Currency Sold

Counterparty

Settlement Date

Unrealized Appreciation

Unrealized (Depreciation)

USD

570,417

BRL

2,256,000

Bank of America, N.A.

4/5/17

$

—

$

(105,694
)

USD

4,544,880

BRL

17,975,000

Bank of America, N.A.

4/5/17

—

(842,129
)

USD

573,275

BRL

2,040,000

BNP Paribas

4/5/17

—

(38,102
)

USD

888,414

BRL

3,080,131

Citibank, N.A.

4/5/17

—

(34,684
)

RSD

129,125,600

EUR

1,030,532

Citibank, N.A.

4/18/17

—

(6,447
)

RSD

274,330,655

EUR

2,188,517

Citibank, N.A.

4/18/17

—

(12,730
)

$
2,916,508

$
(3,044,693
)

Futures Contracts

Description

Contracts

Position

Expiration Month/Year

Aggregate Cost

Value

Net Unrealized Appreciation

Interest Rate Futures

U.S. 5-Year Treasury Note

11

Short

Dec-16

$
(1,336,414
)

$
(1,328,766
)

$
7,648

U.S. 10-Year Treasury Note

4

Short

Dec-16

(525,000
)

(518,500
)

6,500

$
14,148

Currency Abbreviations:

ARS

–

Argentine Peso

BAM

–

Bosnia-Herzegovina Convertible Mark

BDT

–

Bangladeshi Taka

BRL

–

Brazilian Real

CAD

–

Canadian Dollar

COP

–

Colombian Peso

CZK

–

Czech Koruna

DKK

–

Danish Krone

DOP

–

Dominican Peso

EUR

–

Euro

GBP

–

British Pound Sterling

GEL

–

Georgian Lari

IDR

–

Indonesian Rupiah

ILS

–

Israeli Shekel

INR

–

Indian Rupee

ISK

–

Icelandic Krona

JPY

–

Japanese Yen

KES

–

Kenyan Shilling

KZT

–

Kazakhstani Tenge

LKR

–

Sri Lankan Rupee

MXN

–

Mexican Peso

MYR

–

Malaysian Ringgit

NOK

–

Norwegian Krone

PHP

–

Philippine Peso

PLN

–

Polish Zloty

RON

–

Romanian Leu

RSD

–

Serbian Dinar

RUB

–

Russian Ruble

SEK

–

Swedish Krona

USD

–

United States Dollar

VND

–

Vietnamese Dong

22

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets

October 31, 2016

Unaffiliated investments, at value (identified cost, $133,425,614)

$
129,995,822

Affiliated investment, at value (identified cost, $2,875,626)

2,875,913

Cash

4,030,533

Restricted cash*

1,331,996

Foreign currency, at value (identified cost, $636,694)

635,188

Interest receivable

1,555,521

Receivable for investments sold

97,751

Receivable for open forward foreign currency exchange contracts

2,916,508

Tax reclaims receivable

2,507

Receivable from affiliate

17,245

Total assets

$
143,458,984

Liabilities

Cash collateral due to brokers

$
1,331,996

Written options outstanding, at value (premiums received, $87,868)

26,495

Payable for variation margin on open financial futures contracts

1,002

Payable for open forward foreign currency exchange contracts

3,044,693

Payable to affiliates:

Investment adviser fee

75,440

Trustees’ fees

723

Accrued expenses

262,717

Total liabilities

$
4,743,066

  Net Assets applicable to investors’ interest in
Portfolio

$
138,715,918

Sources of Net Assets

Investors’ capital

$
142,268,953

Net unrealized depreciation

(3,553,035
)

Total

$
138,715,918

*
Represents restricted cash on deposit at the custodian for open derivative contracts.

23

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Statement of Operations

Investment Income

  Year Ended
October 31, 2016

Interest (net of foreign taxes, $103,158)

$
6,878,458

Interest allocated from/dividends from affiliated investment

45,544

Expenses allocated from affiliated investment

(1,392
)

Total investment income

$
6,922,610

Expenses

Investment adviser fee

$
1,090,560

Trustees’ fees and expenses

9,366

Custodian fee

304,671

Legal and accounting services

121,646

Interest expense

12,023

Miscellaneous

12,650

Total expenses

$
1,550,916

Deduct —

Allocation of expenses to affiliate

$
145,490

Total expense reductions

$
145,490

Net expenses

$
1,405,426

Net investment income

$
5,517,184

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $40,530)

$
(12,971,883
)

Investment transactions in/allocated from affiliated investment

956

Written options

51,485

Financial futures contracts

(53,984
)

  Foreign currency and forward foreign currency exchange contract transactions

(2,435,138
)

Net realized loss

$
(15,408,564
)

Change in unrealized appreciation (depreciation) —

Investments

$
9,978,165

Investments — affiliated investment

287

Written options

109,641

Financial futures contracts

15,748

  Foreign currency and forward foreign currency exchange
contracts

4,976,926

Net change in unrealized appreciation (depreciation)

$
15,080,767

Net realized and unrealized loss

$
(327,797
)

Net increase in net assets from operations

$
5,189,387

24

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Statements of Changes in Net Assets

Year Ended October 31,

Increase (Decrease) in Net Assets

2016

2015(1)

From operations —

Net investment income

$
5,517,184

$
12,500,093

  Net realized loss from investment transactions, written options, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions

(15,408,564
)

(25,861,548
)

  Net change in unrealized appreciation (depreciation) from
investments, written options, financial futures contracts, foreign currency and forward foreign currency exchange contracts

15,080,767

(8,660,265
)

Net increase (decrease) in net assets from operations

$
5,189,387

$
(22,021,720
)

Capital transactions —

Contributions

$
17,940,662

$
24,820,459

Withdrawals

(121,664,915
)

(373,212,174
)

Net decrease in net assets from capital transactions

$
(103,724,253
)

$
(348,391,715
)

Net decrease in net assets

$
(98,534,866
)

$
(370,413,435
)

Net Assets

At beginning of year

$
237,250,784

$
607,664,219

At end of year

$
138,715,918

$
237,250,784

(1)
Includes the accounts of the Subsidiary through April 1, 2015, as discussed in Note 1.

25

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Financial Highlights

Year Ended October 31,

Ratios/Supplemental Data

2016

2015

2014

2013

2012

Ratios (as a percentage of average daily net assets):

Expenses(1)

0.81
%(2)(3)

0.81
%(2)(3)

0.83
%

0.83
%

0.88
%

Net investment income

3.17
%

3.56
%

3.49
%

3.20
%

3.57
%

Portfolio Turnover

38
%

23
%

42
%

21
%

37
%

Total Return

3.25
%(2)

(5.84
)%(2)

0.90
%

(0.35
)%

3.93
%

Net assets, end of year (000’s omitted)

$
138,716

$
237,251

$
607,664

$
1,002,404

$
292,334

(1)
Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)
The investment adviser reimbursed certain operating expenses (equal to 0.08% and 0.04% of average daily net assets for the years ended October 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)
Includes interest expense of 0.01% for each of the years ended October 31, 2016 and 2015.

26

See Notes to Financial Statements.

International Income Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Diversified
Currency Income Fund held a 99.9% interest in the Portfolio.

Prior to April 2, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on April 1, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the
Portfolio with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary had been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through
April 1, 2015. Intercompany balances and transactions were eliminated in consolidation.

The following is a summary of significant accounting policies of the
Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting
Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations.
Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models.
Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign
Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves
Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation.
Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

27

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio
has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of
October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the
financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational
documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the
Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The
Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may
enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the
Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

28

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the
Portfolio. Pursuant to the investment advisory agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $1,090,560 or 0.625% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $145,490 of the Portfolio’s operating expenses for the year ended October 31, 2016. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

See Note 3 for security transactions with affiliates.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2016 were as follows:

Purchases

Sales

Investments (non-U.S. Government)

$
28,577,075

$
61,078,468

U.S. Government and Agency Securities

—

847,049

$
28,577,075

$
61,925,517

Included in sales are proceeds of $4,823,311 from the sale of securities by the Portfolio to investment companies advised by EVM or its affiliates that resulted in a net realized loss of $422,602. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4  Federal Income Tax Basis of Investments

The
cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost

$
137,838,111

Gross unrealized appreciation

$
1,522,337

Gross unrealized depreciation

(6,488,713
)

Net unrealized depreciation

$
(4,966,376
)

29

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

The net unrealized appreciation on derivative contracts and foreign currency transactions at October 31, 2016 on a federal income tax basis was $629,289.

5  Financial Instruments

The Portfolio may
trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2016 was as follows:

Principal Amount of Contracts (000’s omitted)

Premiums Received

Currency

USD

EUR

USD

Outstanding, beginning of year

5,427

—

70,710

Options written

6,469

2,108

155,068

Options exercised

(9,917
)

—

(86,425
)

Options expired

—

(2,108
)

(51,485
)

Outstanding, end of year

1,979

—

87,868

EUR

–

Euro

USD

–

United States Dollar

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The
Portfolio utilizes futures contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $3,071,188. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $925,867 at October 31, 2016.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master
Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA
Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master
Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives
traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under

30

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the
Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

Fair Value

Statement of Assets and Liabilities Caption

Foreign Exchange

Interest Rate

Total

Unaffiliated investments, at value

$
142,812

$
—

$
142,812

Net unrealized depreciation*

—

14,148

14,148

  Receivable for open forward foreign currency exchange
contracts

2,916,508

—

2,916,508

Total Asset Derivatives

$
3,059,320

$
14,148

$
3,073,468

  Derivatives not subject to master netting or similar
agreements

$
—

$
14,148

$
14,148

  Total Asset Derivatives subject to master netting or similar agreements

$
3,059,320

$
—

$
3,059,320

Foreign Exchange

Interest Rate

Total

Written options outstanding, at value

$
(26,495
)

$
—

$
(26,495
)

Payable for open forward foreign currency exchange contracts

(3,044,693
)

—

(3,044,693
)

  Total Liability Derivatives subject to master netting or similar agreements

$
(3,071,188
)

$
—

$
(3,071,188
)

*
Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and
Liabilities as Receivable or Payable for variation margin, as applicable.

31

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty

Derivative Assets Subject to Master Netting Agreement

Derivatives Available for Offset

Non-cash Collateral Received(a)

Cash Collateral Received(a)

Net Amount of Derivative Assets(b)

Bank of America, N.A.

$
28,122

$
(28,122
)

$
—

$
—

$
—

Barclays Bank PLC

4,825

—

—

—

4,825

BNP Paribas

132,869

(55,023
)

(77,846
)

—

—

Citibank, N.A.

931,296

(247,967
)

—

(580,895
)

102,434

Deutsche Bank AG

258,079

(2,424
)

—

—

255,655

Goldman Sachs International

151,832

(151,832
)

—

—

—

ICBC Standard Bank plc

1,527

—

—

—

1,527

JPMorgan Chase Bank, N.A.

185,147

(67,572
)

—

(117,575
)

—

Morgan Stanley & Co. International PLC

42,429

—

(9,939
)

—

32,490

Nomura International PLC

28,273

(28,273
)

—

—

—

Standard Chartered Bank

1,294,921

(1,064,003
)

—

(230,918
)

—

$
3,059,320

$
(1,645,216
)

$
(87,785
)

$
(929,388
)

$
396,931

Counterparty

Derivative Liabilities Subject to Master Netting Agreement

Derivatives Available for Offset

Non-cash Collateral Pledged(a)

Cash Collateral Pledged(a)

Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited

$
(91,430
)

$
—

$
—

$
—

$
(91,430
)

Bank of America, N.A.

(1,030,175
)

28,122

925,867

—

(76,186
)

BNP Paribas

(55,023
)

55,023

—

—

—

Citibank, N.A.

(247,967
)

247,967

—

—

—

Deutsche Bank AG

(2,424
)

2,424

—

—

—

Goldman Sachs International

(356,498
)

151,832

—

—

(204,666
)

JPMorgan Chase Bank, N.A.

(67,572
)

67,572

—

—

—

Nomura International PLC

(37,315
)

28,273

—

—

(9,042
)

Standard Chartered Bank

(1,064,003
)

1,064,003

—

—

—

The Bank of Nova Scotia

(118,781
)

—

—

—

(118,781
)

$
(3,071,188
)

$
1,645,216

$
925,867

$
—

$
(500,105
)

(a)
In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)
Net amount represents the net amount due from the counterparty in the event of default.

(c)
Net amount represents the net amount payable to the counterparty in the event of default.

32

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Statement of Operations Caption

Foreign Exchange

Interest Rate

Net realized gain (loss) —

Investment transactions

$
(70,424
)

$
—

Financial futures contracts

—

(53,984
)

Written options

51,485

—

  Foreign currency and forward foreign currency exchange contract transactions

(2,478,541
)

—

Total

$
(2,497,480
)

$
(53,984
)

Change in unrealized appreciation (depreciation) —

Investments

$
(17,130
)

$
—

Financial futures contracts

—

15,748

Written options

109,641

—

  Foreign currency and forward foreign currency exchange
contracts

5,040,732

—

Total

$
5,133,243

$
15,748

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

  Futures
Contracts — Short

Forward Foreign Currency Exchange Contracts

$1,839,000

$
171,497,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was approximately $6,886,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.
Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

33

International Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally
accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•

Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description

Level 1

Level 2

Level 3

Total

Foreign Government Bonds

$
—

$
50,593,684

$
—

$
50,593,684

Collateralized Mortgage Obligations

—

679,653

—

679,653

Mortgage Pass-Throughs

—

3,316,396

—

3,316,396

Currency Options Purchased

—

142,812

—

142,812

Short-Term Investments —

Foreign Government Securities

—

38,572,725

—

38,572,725

U.S. Treasury Obligations

—

36,690,552

—

36,690,552

Other

—

2,875,913

—

2,875,913

Total Investments

$
—

$
132,871,735

$
—

$
132,871,735

Forward Foreign Currency Exchange Contracts

$
—

$
2,916,508

$
—

$
2,916,508

Futures Contracts

14,148

—

—

14,148

Total

$
14,148

$
135,788,243

$
—

$
135,802,391

Liability Description

Currency Options Written

$
—

$
(26,495
)

$
—

$
(26,495
)

Forward Foreign Currency Exchange Contracts

—

(3,044,693
)

—

(3,044,693
)

Total

$
—

$
(3,071,188
)

$
—

$
(3,071,188
)

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

International Income Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the
accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted
our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial
statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Income Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2016

35

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to
Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance
Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance
Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth

  Position(s)
 with the Trust and the
Portfolio

  Trustee
Since(1)

  Principal Occupation(s) and Directorships
During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958

Trustee

2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and
Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956

Trustee

2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including
Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner,
Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30,
2017.

Directorships in the Last Five Years.(2) None.

  Mark R. Fetting(3)
1954

Trustee

2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive
Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly,
Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961

Trustee

2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management
Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment
Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952

Trustee

2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds)
(2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

36

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth

  Position(s)
 with the   Trust and the
Portfolio

  Trustee
Since(1)

  Principal Occupation(s) and Directorships
During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960

Trustee

2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio
Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at
Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc.
(mortgage REIT) (since 2013).

William H. Park 1947

Chairperson of the Board and Trustee

  2016 (Chairperson);
2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial
Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC
(investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948

Trustee

2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002).
Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club,
Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957

Trustee

2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948

Trustee

2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP
(investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle
Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943

Trustee

2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New
England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State
Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

37

Eaton Vance

Diversified Currency Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth

  Position(s)
 with the   Trust and the
Portfolio

  Trustee
Since(1)

  Principal Occupation(s) and Directorships
During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

  Scott E. Wennerholm(3)
1959

Trustee

2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief
Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm)
(1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five
Years. None.

Principal Officers who are not Trustees

Name and Year of Birth

  Position(s)
 with the   Trust and the
Portfolio

  Officer
Since(4)

  Principal Occupation(s)
During Past Five Years

Payson F. Swaffield 1956

President of the Trust and Vice President of the Portfolio

2003

Vice President and Chief Income Investment Officer of EVM and BMR.

John R. Baur 1970

President of the Portfolio

2012

Vice President of EVM and BMR.

Maureen A. Gemma 1960

Vice President, Secretary and Chief Legal Officer

2005

Vice President of EVM and BMR.

James F. Kirchner 1967

Treasurer

2007

Vice President of EVM and BMR.

Paul M. O’Neil 1953

Chief Compliance Officer

2004

Vice President of EVM and BMR.

(1)
Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

(2)
During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014);
eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)
Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

(4)
Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance
organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•

Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage:
www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds,
Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and
Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call
1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission
(SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton
Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the
EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are
required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’
Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street
Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton
Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*
FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.16

Eaton Vance

Emerging Markets Local

Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective
December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance

2

Performance

3

Fund Profile

4

Endnotes and Additional Disclosures

5

Fund Expenses

6

Financial Statements

7

Report of Independent Registered Public Accounting Firm

17 and 46

Federal Tax Information

18

Management and Organization

47

Important Notices

50

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Management’s Discussion of Fund
Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S.
dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the
Federal Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European
Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the
fiscal year ended October 31, 2016, Eaton Vance Emerging Markets Local Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 15.94%. By comparison, the Fund’s benchmark, the JPMorgan Government Bond Index:
Emerging Market (JPM GBI–EM) Global Diversified2 (the Index), returned
11.04% during the period.

Positioning in Latin America and Eastern Europe, as well as in the Middle East and Africa region, benefited Fund performance versus the Index. These positive effects more than compensated for investments in Asia, which underperformed in aggregate.

Latin America made the largest contribution to relative results, helped by out-of-Index positions in the sovereign credit of Venezuela and Ecuador, oil-exporting countries whose dollar-denominated debt gained as oil rebounded. Overweight duration8 exposure in Brazil also added value, as did out- of-Index holdings in Argentine credit and local-currency bonds of the Dominican Republic. While Latin America generated a significant amount of excess return overall, a lack of exposure to Peru detracted.

Eastern Europe made the second-largest contribution to relative performance, followed by the Middle East and Africa region. In Eastern Europe, overweight duration exposure to Russia had a positive impact, as the Bank of Russia cut interest rates twice during the period. An underweight in the Turkish lira was another plus given the lira’s dramatic decline following a failed coup attempt in Turkey. In the Middle East and Africa region, out-of-Index holdings in the sovereign credit of Zambia, Kenya and Tanzania added value.

Positions in Asia negatively impacted Fund performance versus the Index, including underweight duration exposure in Malaysia and an underweight in the Malaysian ringgit. Malaysian assets benefited from improving oil prices, as the country is Asia’s only major economy that is a net exporter of the commodity. Underweight duration exposure in Thailand and an underweight in the Thai baht also detracted.

See Endnotes and Additional
Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami,
CFA

% Average Annual Total Returns

Class Inception Date

Performance Inception Date

One Year

Five Years

Since Inception

Class A at NAV

06/27/2007

06/27/2007

15.94
%

–0.24
%

4.08
%

Class A with 4.75% Maximum Sales Charge

—

—

10.38

–1.21

3.54

Class C at NAV

08/03/2010

06/27/2007

15.13

–0.93

3.61

Class C with 1% Maximum Sales Charge

—

—

14.13

–0.93

3.61

Class I at NAV

11/30/2009

06/27/2007

16.32

0.06

4.28

JPMorgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified

—

—

11.04
%

–1.19
%

3.90
%

% Total Annual Operating Expense Ratios[4]

Class A

Class C

Class I

Gross

1.43
%

2.13
%

1.13
%

Net

1.25

1.95

0.95

Growth of $10,000

This graph shows the change in value of a hypothetical
investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]

Amount Invested

Period Beginning

At NAV

With Maximum Sales Charge

Class C

$
10,000

06/27/2007

$
13,939

N.A.

Class I

$
250,000

06/27/2007

$
369,854

N.A.

See Endnotes and Additional Disclosures in this
report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Fund Profile5

Asset Allocation (% of net assets)6

*
Net of securities sold short.

Foreign Currency Exposure (% of net assets)7

Indonesia

14.0
%

Romania

5.2
%

Brazil

11.9

Georgia

4.8

Mexico

10.6

South Africa

3.7

Colombia

7.8

India

3.6

Sri Lanka

7.7

Kenya

1.7

Malaysia

7.3

Bosnia and Herzegovina

1.0

Russia

7.2

Other

1.7
*

Dominican Republic

7.1

Euro

–6.4

Turkey

6.1

Total Long

113.1

Serbia

5.9

Total Short

–6.5

Poland

5.7

Total Net

106.6

*
Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional
Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The
Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI- EM) Global Diversified is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]
  Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (5/1/16)

Ending Account Value (10/31/16)

Expenses Paid During Period* (5/1/16 – 10/31/16)

Annualized Expense Ratio

Actual

Class A

$
1,000.00

$
1,045.90

$
6.74
**

1.31
%

Class C

$
1,000.00

$
1,043.70

$
10.33
**

2.01
%

Class I

$
1,000.00

$
1,048.30

$
5.20
**

1.01
%

Hypothetical

(5% return per year before expenses)

Class A

$
1,000.00

$
1,018.60

$
6.65
**

1.31
%

Class C

$
1,000.00

$
1,015.00

$
10.18
**

2.01
%

Class I

$
1,000.00

$
1,020.10

$
5.13
**

1.01
%

*
Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**
Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets

October 31, 2016

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $292,816,926)

$
285,135,320

Receivable for Fund shares sold

955,449

Receivable from affiliate

4,964

Total assets

$
286,095,733

Liabilities

Payable for Fund shares redeemed

$
790,327

Payable to affiliates:

Distribution and service fees

51,109

Trustees’ fees

43

Accrued expenses

102,162

Total liabilities

$
943,641

Net Assets

$
285,152,092

Sources of Net Assets

Paid-in capital

$
313,879,386

Accumulated net realized loss from Portfolio

(21,045,688
)

Net unrealized depreciation from Portfolio

(7,681,606
)

Total

$
285,152,092

Class A Shares

Net Assets

$
86,312,895

Shares Outstanding

13,487,835

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)

$
6.40

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)

$
6.72

Class C Shares

Net Assets

$
34,378,931

Shares Outstanding

5,316,679

Net Asset Value and Offering Price Per Share*

  (net assets ÷ shares of beneficial interest
outstanding)

$
6.47

Class I Shares

Net Assets

$
164,460,266

Shares Outstanding

25,709,147

Net Asset Value, Offering Price and Redemption Price Per Share

  (net assets ÷ shares of beneficial interest
outstanding)

$
6.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest allocated from Portfolio (net of foreign taxes, $546,288)	$16,501,311
Dividends allocated from Portfolio	14,311
Expenses, excluding interest expense, allocated from Portfolio	(2,071,844)
Interest expense allocated from Portfolio	(117,973)
Total investment income from Portfolio	$14,325,805

Expenses
Distribution and service fees
Class A	$221,133
Class C	318,524
Trustees’ fees and expenses	501
Custodian fee	21,613
Transfer and dividend disbursing agent fees	193,412
Legal and accounting services	43,495
Printing and postage	74,178
Registration fees	59,703
Miscellaneous	12,182
Total expenses	$944,741
Deduct —
Allocation of expenses to affiliate	$187,764
Total expense reductions	$187,764

Net expenses	$756,977

Net investment income	$13,568,828

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(19,543,166)
Written options	336,956
Futures contracts	(1,478,489)
Swap contracts	1,845,140
Foreign currency and forward foreign currency exchange contract transactions	4,210,527
Non-deliverable bond forward contracts	287,844
Net realized loss	$(14,341,188)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $269,254)	$28,770,431
Securities sold short	14,058
Futures contracts	581,210
Swap contracts	5,638,393
Foreign currency and forward foreign currency exchange contracts	431,660
Non-deliverable bond forward contracts	42,961
Net change in unrealized appreciation (depreciation)	$35,478,713

Net realized and unrealized gain	$21,137,525

Net increase in net assets from operations	$34,706,353

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$13,568,828	$14,140,926
Net realized loss from investment transactions, written options, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(14,341,188)	(56,443,001)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	35,478,713	(9,985,529)
Net increase (decrease) in net assets from operations	$34,706,353	$(52,287,604)
Distributions to shareholders —
From net investment income
Class A	$(849,898)	$—
Class C	(368,280)	—
Class I	(1,537,786)	—
Tax return of capital
Class A	(7,083,262)	(8,375,369)
Class C	(2,681,279)	(3,834,834)
Class I	(13,732,063)	(12,493,497)
Total distributions to shareholders	$(26,252,568)	$(24,703,700)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$29,255,717	$35,295,419
Class C	8,081,042	8,075,796
Class I	84,455,314	71,132,334
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,392,303	7,879,706
Class C	2,715,027	3,252,010
Class I	13,082,550	10,587,245
Cost of shares redeemed
Class A	(23,878,097)	(64,996,258)
Class C	(11,995,599)	(23,764,659)
Class I	(52,936,208)	(99,277,853)
Net increase (decrease) in net assets from Fund share transactions	$56,172,049	$(51,816,260)

Net increase (decrease) in net assets	$64,625,834	$(128,807,564)

Net Assets
At beginning of year	$220,526,258	$349,333,822
At end of year	$285,152,092	$220,526,258

Accumulated distributions in excess of net investment income included in net assets
At end of year	$—	$(753,629)

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.150	$8.220	$8.950	$9.970	$10.020

Income (Loss) From Operations
Net investment income(1)	$0.346	$0.392	$0.442	$0.469	$0.504
Net realized and unrealized gain (loss)	0.573	(1.772)	(0.482)	(0.799)	0.190

Total income (loss) from operations	$0.919	$(1.380)	$(0.040)	$(0.330)	$0.694

Less Distributions
From net investment income	$(0.078)	$—	$(0.051)	$(0.109)	$(0.410)
From net realized gain	—	—	—	—	(0.050)
Tax return of capital	(0.591)	(0.690)	(0.639)	(0.581)	(0.284)

Total distributions	$(0.669)	$(0.690)	$(0.690)	$(0.690)	$(0.744)

Net asset value — End of year	$6.400	$6.150	$8.220	$8.950	$9.970

Total Return(2)(3)	15.94%	(17.38)%	(0.39)%	(3.51)%	7.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$86,313	$70,943	$119,340	$200,340	$261,862
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	1.30%	1.32%	1.31%	1.39%	1.40%
Net investment income	5.56%	5.52%	5.17%	4.84%	5.13%
Portfolio Turnover of the Portfolio	73%	47%	97%	27%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.11%, 0.06%, 0.02% and 0.01% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.05%, 0.07%, 0.06%, 0.14% and 0.15% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.190	$8.240	$8.960	$9.980	$10.030

Income (Loss) From Operations
Net investment income(1)	$0.305	$0.344	$0.382	$0.400	$0.435
Net realized and unrealized gain (loss)	0.579	(1.775)	(0.483)	(0.799)	0.191

Total income (loss) from operations	$0.884	$(1.431)	$(0.101)	$(0.399)	$0.626

Less Distributions
From net investment income	$(0.070)	$—	$(0.046)	$(0.099)	$(0.370)
From net realized gain	—	—	—	—	(0.050)
Tax return of capital	(0.534)	(0.619)	(0.573)	(0.522)	(0.256)

Total distributions	$(0.604)	$(0.619)	$(0.619)	$(0.621)	$(0.676)

Net asset value — End of year	$6.470	$6.190	$8.240	$8.960	$9.980

Total Return(2)(3)	15.13%	(17.91)%	(1.09)%	(4.20)%	6.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,379	$34,362	$60,083	$87,604	$101,085
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	2.00%	2.02%	2.01%	2.09%	2.10%
Net investment income	4.87%	4.82%	4.47%	4.13%	4.43%
Portfolio Turnover of the Portfolio	73%	47%	97%	27%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.11%, 0.06%, 0.02% and 0.01% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.05%, 0.07%, 0.06%, 0.14% and 0.15% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.160	$8.240	$8.990	$10.010	$10.060

Income (Loss) From Operations
Net investment income(1)	$0.364	$0.414	$0.467	$0.497	$0.535
Net realized and unrealized gain (loss)	0.576	(1.771)	(0.494)	(0.795)	0.191

Total income (loss) from operations	$0.940	$(1.357)	$(0.027)	$(0.298)	$0.726

Less Distributions
From net investment income	$(0.082)	$—	$(0.054)	$(0.114)	$(0.429)
From net realized gain	—	—	—	—	(0.050)
Tax return of capital	(0.618)	(0.723)	(0.669)	(0.608)	(0.297)

Total distributions	$(0.700)	$(0.723)	$(0.723)	$(0.722)	$(0.776)

Net asset value — End of year	$6.400	$6.160	$8.240	$8.990	$10.010

Total Return(2)(3)	16.32%	(17.08)%	(0.24)%	(3.17)%	7.64%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$164,460	$115,221	$169,911	$231,496	$243,728
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	1.00%	1.02%	1.01%	1.09%	1.10%
Net investment income	5.84%	5.81%	5.46%	5.13%	5.43%
Portfolio Turnover of the Portfolio	73%	47%	97%	27%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.11%, 0.06%, 0.02% and 0.01% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.05%, 0.07%, 0.06%, 0.14% and 0.15% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.9% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Notes to Financial Statements — continued

additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$2,755,964	$—
Tax return of capital	23,496,604	24,703,700

During the year ended October 31, 2016, accumulated net realized loss was decreased by $16,935,812, accumulated undistributed net investment income was decreased by $10,059,235 and paid-in capital was decreased by $6,876,577 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(22,008,556)
Net unrealized depreciation	$(6,718,738)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $22,008,556 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $6,130,257 are short-term and $15,878,299 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.25%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM was allocated $187,764 of the Fund’s operating expenses for the year ended October 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $5,014 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $71,016 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $221,133 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $238,893 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $79,631 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $11,000 and $500 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $69,827,384 and $40,142,833, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	4,650,112	4,993,239
Issued to shareholders electing to receive payments of distributions in Fund shares	1,196,666	1,131,219
Redemptions	(3,896,387)	(9,109,355)

Net increase (decrease)	1,950,391	(2,984,897)

	Year Ended October 31,
Class C	2016	2015

Sales	1,265,919	1,132,992
Issued to shareholders electing to receive payments of distributions in Fund shares	436,211	464,975
Redemptions	(1,940,265)	(3,335,678)

Net decrease	(238,135)	(1,737,711)

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2016	2015

Sales	13,511,415	10,367,091
Issued to shareholders electing to receive payments of distributions in Fund shares	2,118,689	1,521,840
Redemptions	(8,630,247)	(13,792,628)

Net increase (decrease)	6,999,857	(1,903,697)

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2016

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2016, the Fund paid foreign taxes of $546,288 and recognized foreign source income of $11,625,067.

18

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments

Foreign Government Bonds — 71.6%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.7%
Albania Government Bond, 8.80%, 10/23/25	ALL	27,500	$260,809
Albania Government Bond, 8.93%, 4/23/25	ALL	66,500	641,998
Republic of Albania, 5.75%, 11/12/20(1)	EUR	1,300	1,573,351

Total Albania			$2,476,158

Argentina — 3.0%
City of Buenos Aires, 7.50%, 6/1/27(1)	USD	1,020	$1,101,600
Republic of Argentina, 0.75%, 2/22/17	USD	2,348	2,324,426
Republic of Argentina, 0.75%, 6/9/17	USD	2,397	2,342,540
Republic of Argentina, 0.75%, 9/21/17	USD	2,239	2,172,585
Republic of Argentina, 2.40%, 3/18/18	USD	2,586	2,502,871

Total Argentina			$10,444,022

Barbados — 1.1%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	3,841	$3,274,452
Barbados Government International Bond, 6.625%, 12/5/35(2)	USD	787	670,918

Total Barbados			$3,945,370

Bosnia and Herzegovina — 1.0%
Republic of Srpska, 1.50%, 6/30/23	BAM	227	$109,144
Republic of Srpska, 1.50%, 10/30/23	BAM	708	302,795
Republic of Srpska, 1.50%, 12/15/23	BAM	38	19,006
Republic of Srpska, 1.50%, 5/31/25	BAM	5,006	2,360,378
Republic of Srpska, 1.50%, 6/9/25	BAM	480	226,433
Republic of Srpska, 1.50%, 12/24/25	BAM	581	273,082
Republic of Srpska, 1.50%, 9/25/26	BAM	361	163,081
Republic of Srpska, 1.50%, 9/26/27	BAM	109	48,300

Total Bosnia and Herzegovina			$3,502,219

Brazil — 2.1%
Letra do Tesouro Nacional, 0.00%, 1/1/17	BRL	18,400	$5,640,246
Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	1,545,761

Total Brazil			$7,186,007

Colombia — 1.0%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$2,226,509
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,381,914

Total Colombia			$3,608,423

Security		Principal Amount (000’s omitted)	Value

Costa Rica — 0.0%(3)
Titulo Propiedad UD, 1.00%, 1/12/22(4)	CRC	62,187	$91,602

Total Costa Rica			$91,602

Dominican Republic — 7.5%
Dominican Republic, 9.04%, 1/23/18(1)	USD	334	$348,519
Dominican Republic, 9.04%, 1/23/18(2)	USD	1,115	1,162,216
Dominican Republic, 10.375%, 3/4/22(1)	DOP	7,600	164,910
Dominican Republic, 10.40%, 5/10/19(1)	DOP	245,300	5,379,593
Dominican Republic, 13.50%, 8/4/17(1)	DOP	3,000	66,612
Dominican Republic, 14.00%, 6/8/18(1)	DOP	5,400	123,921
Dominican Republic, 15.00%, 4/5/19(1)	DOP	403,300	9,740,191
Dominican Republic, 15.95%, 6/4/21(1)	DOP	321,900	8,418,709
Dominican Republic, 16.00%, 2/10/17(1)	DOP	19,200	422,398
Dominican Republic, 16.00%, 7/10/20(1)	DOP	7,300	186,727
Dominican Republic, 16.95%, 2/4/22(1)	DOP	3,600	99,037

Total Dominican Republic			$26,112,833

Ecuador — 3.0%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	4,334	$4,106,465
Republic of Ecuador, 7.95%, 6/20/24(2)	USD	600	568,500
Republic of Ecuador, 10.50%, 3/24/20(2)	USD	5,615	5,951,900

Total Ecuador			$10,626,865

Fiji — 0.7%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	2,581	$2,582,662

Total Fiji			$2,582,662

Georgia — 3.9%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	210	$87,621
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	1,913	812,126
Georgia Treasury Bond, 10.25%, 4/16/20	GEL	130	59,105
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	2,934	1,372,426
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	100	42,885
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	13,875	6,737,051
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	3,580	1,619,969
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	5,422	2,773,710

Total Georgia			$13,504,893

Greece — 0.2%
Hellenic Republic Government Bond, 4.75%, 4/17/19(1)(2)	EUR	769	$778,190

Total Greece			$778,190

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

India — 1.6%
India Government Bond, 8.40%, 7/28/24	INR	350,000	$5,673,871

Total India			$5,673,871

Indonesia — 10.2%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$2,356,658
Indonesia Government Bond, 7.875%, 4/15/19	IDR	38,448,000	3,031,720
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	380,867
Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	936,041
Indonesia Government Bond, 8.25%, 5/15/36	IDR	22,926,000	1,834,080
Indonesia Government Bond, 8.375%, 3/15/24	IDR	43,330,000	3,536,668
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	1,153,512
Indonesia Government Bond, 8.75%, 5/15/31	IDR	114,246,000	9,795,579
Indonesia Government Bond, 9.00%, 3/15/29	IDR	30,681,000	2,613,575
Indonesia Government Bond, 9.50%, 7/15/31	IDR	50,388,000	4,445,830
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	518,730
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	1,969,493
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	773,647
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	2,027,936

Total Indonesia			$35,374,336

Kenya — 0.7%
Kenya Treasury Bond, 11.855%, 5/22/17	KES	172,850	$1,717,403
Republic of Kenya, 6.875%, 6/24/24(1)	USD	669	669,836

Total Kenya			$2,387,239

Lebanon — 0.0%(3)
Lebanon Treasury Note, 6.18%, 1/26/17	LBP	64,490	$42,909

Total Lebanon			$42,909

Macedonia — 1.6%
Republic of Macedonia, 3.975%, 7/24/21(2)	EUR	4,871	$5,432,589

Total Macedonia			$5,432,589

Mexico — 1.8%
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	$2,416,205
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	2,291,329
Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,587,482

Total Mexico			$6,295,016

Nigeria — 0.3%
Republic of Nigeria, 5.125%, 7/12/18(1)(5)	USD	905	$912,647

Total Nigeria			$912,647

Security		Principal Amount (000’s omitted)	Value

Philippines — 2.9%
Republic of the Philippines, 4.95%, 1/15/21	PHP	90,000	$1,919,046
Republic of the Philippines, 6.25%, 1/14/36	PHP	348,000	8,318,653

Total Philippines			$10,237,699

Russia — 5.4%
Russia Government Bond, 6.40%, 5/27/20	RUB	925,671	$13,673,103
Russia Government Bond, 7.60%, 4/14/21	RUB	233,826	3,554,491
Russia Government Bond, 8.50%, 9/17/31	RUB	110,233	1,743,003

Total Russia			$18,970,597

Rwanda — 0.5%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	1,640	$1,648,200

Total Rwanda			$1,648,200

Serbia — 8.8%
Republic of Serbia, 5.25%, 11/21/17(1)	USD	1,098	$1,131,127
Republic of Serbia, 5.875%, 12/3/18(1)	USD	4,570	4,845,503
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,890,540	17,073,395
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	87,280	928,715
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	628,610	6,745,801

Total Serbia			$30,724,541

South Africa — 1.9%
Republic of South Africa, 10.50%, 12/21/26	ZAR	80,000	$6,576,983

Total South Africa			$6,576,983

Sri Lanka — 7.5%
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	386,000	$2,456,717
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	336,690	2,107,600
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	677,910	4,197,835
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	307,000	2,035,466
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	743,000	4,866,801
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	106,340	701,706
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	38,000	246,338
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	445,800	2,865,517
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	55,000	342,354
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	21,000	138,797
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	925,240	6,051,714

Total Sri Lanka			$26,010,845

Suriname — 2.1%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	6,808	$7,148,400

Total Suriname			$7,148,400

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Tanzania — 1.4%
United Republic of Tanzania, 7.25%, 3/9/20(1)(6)	USD	4,578	$4,788,644

Total Tanzania			$4,788,644

Zambia — 0.7%
Zambia Government Bond, 11.00%, 9/1/19	ZMW	30,900	$2,451,551

Total Zambia			$2,451,551

Total Foreign Government Bonds (identified cost $257,854,747)			$249,535,311

Foreign Corporate Bonds — 4.4%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.1%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(6)	USD	400	$399,200

Total Azerbaijan			$399,200

Colombia — 0.1%
Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$227,877

Total Colombia			$227,877

Croatia — 0.9%
Agrokor d.d., 9.125%, 2/1/20(1)	EUR	2,850	$3,261,553

Total Croatia			$3,261,553

Finland — 0.3%
Municipality Finance PLC, 0.50%, 12/6/16	TRY	2,961	$950,333

Total Finland			$950,333

Georgia — 0.4%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	3,220	$1,381,070

Total Georgia			$1,381,070

India — 1.1%
Export-Import Bank of India, 8.87%, 10/30/29	INR	15,000	$249,098
Food Corp. of India, 9.95%, 3/7/22	INR	50,000	829,710
National Hydroelectric PC, Ltd., 8.85%, 2/11/26	INR	15,000	243,826
NTPC, Ltd., 9.17%, 9/22/24	INR	35,000	574,269
Power Finance Corp., Ltd., 9.32%, 9/17/19	INR	50,000	787,614

Security		Principal Amount (000’s omitted)	Value

India (continued)
Power Grid Corp. of India, Ltd., 8.93%, 10/20/24	INR	15,000	$244,916
Rural Electrification Corp., Ltd., 9.04%, 10/12/19	INR	50,000	783,376

Total India			$3,712,809

Mexico — 0.3%
America Movil SAB de CV, 6.00%, 6/9/19	MXN	6,000	$315,602
Petroleos Mexicanos, 7.19%, 9/12/24(2)	MXN	10,630	515,623
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	303,413

Total Mexico			$1,134,638

Mongolia — 0.2%
Development Bank of Mongolia, LLC, 5.75%, 3/21/17(1)	USD	619	$606,620

Total Mongolia			$606,620

Russia — 0.8%
Gazprom PAO Via Gaz Capital SA, 5.136%, 3/22/17(1)	EUR	2,665	$2,975,551

Total Russia			$2,975,551

South Korea — 0.1%
Export-Import Bank of Korea, 0.50%, 1/25/17	TRY	880	$278,211

Total South Korea			$278,211

Sweden — 0.1%
Svensk Exportkredit AB, 0.50%, 2/27/17	IDR	400,000	$30,003
Svensk Exportkredit AB, 5.15%, 1/30/17(1)	RUB	12,100	188,787

Total Sweden			$218,790

Total Foreign Corporate Bonds (identified cost $16,800,289)			$15,146,652

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Sovereign Loans — 0.7%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.7%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.86%, Maturing August 1, 2021(7)(8)(9)		$2,400	$2,323,234

Total Ethiopia			$2,323,234

Total Sovereign Loans (identified cost $2,228,749)			$2,323,234

Short-Term Investments — 18.0%

Foreign Government Securities — 1.8%

Security		Principal Amount (000’s omitted)	Value

El Salvador — 1.3%
Republic of El Salvador, 0.00%, 8/9/17(1)	USD	5,000	$4,758,449

Total El Salvador			$4,758,449

Georgia — 0.5%
Georgia Treasury Bill, 0.00%, 6/1/17	GEL	426	$171,289
Georgia Treasury Bill, 0.00%, 7/13/17	GEL	3,825	1,526,566

Total Georgia			$1,697,855

Total Foreign Government Securities (identified cost $6,498,658)			$6,456,304

U.S. Treasury Obligations — 3.0%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/17/16(10)		$2,000	$1,999,848
U.S. Treasury Bill, 0.00%, 11/25/16(10)		8,300	8,299,079

Total U.S. Treasury Obligations (identified cost $10,298,814)			$10,298,927

Repurchase Agreements — 0.5%

Description		Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A.:
Dated 10/21/16 with a maturity date of 11/28/16, an interest rate of 0.72% payable by the Portfolio and repurchase proceeds of EUR 1,526,346, collateralized by EUR 1,500,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $1,660,110.	EUR	1,527	$1,676,653

Total Repurchase Agreements (identified cost $1,661,914)			$1,676,653

Other — 12.7%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(11)		44,399,911	$44,408,791

Total Other (identified cost $44,400,479)			$44,408,791

Total Short-Term Investments (identified cost $62,859,865)			$62,840,675

Total Investments — 94.7% (identified cost $339,743,650)			$329,845,872

Securities Sold Short — (0.5)%

Foreign Government Bonds — (0.5)%

Security		Principal Amount (000’s omitted)	Value

Germany — (0.5)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(1,500)	$(1,655,418)

Total Germany			$(1,655,418)

Total Foreign Government Bonds (proceeds $1,824,400)			$(1,655,418)

Total Securities Sold Short (proceeds $1,824,400)			$(1,655,418)

Other Assets, Less Liabilities — 5.8%			$20,113,921

Net Assets — 100.0%			$348,304,375

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $71,929,731 or 20.7% of the Portfolio’s net assets.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $15,079,936 or 4.3% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents the rate in effect at October 31, 2016.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(11)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	4,292,213	RSD	528,731,960	Deutsche Bank AG	11/1/16	$—	$(10,097)
EUR	53,997	USD	58,949	JPMorgan Chase Bank, N.A.	11/1/16	327	—
EUR	2,790,201	USD	3,048,127	Goldman Sachs International	11/2/16	14,817	—
EUR	1,940,157	USD	2,119,816	Standard Chartered Bank	11/2/16	9,992	—
EUR	654,402	USD	715,000	Standard Chartered Bank	11/2/16	3,370	—
KES	55,514,000	USD	535,333	Citibank, N.A.	11/2/16	10,796	—
USD	3,102,843	EUR	2,790,201	Goldman Sachs International	11/2/16	39,899	—
USD	2,158,347	EUR	1,940,157	Standard Chartered Bank	11/2/16	28,539	—
USD	727,996	EUR	654,402	Standard Chartered Bank	11/2/16	9,626	—
USD	546,688	KES	55,514,000	Citibank, N.A.	11/2/16	559	—
KES	16,317,000	USD	157,424	Standard Chartered Bank	11/3/16	3,072	—
MXN	152,769,868	USD	8,049,628	BNP Paribas	11/3/16	33,006	—
MYR	53,364,000	USD	13,128,644	JPMorgan Chase Bank, N.A.	11/3/16	—	(408,545)
MYR	51,560,000	USD	12,865,876	JPMorgan Chase Bank, N.A.	11/3/16	—	(575,786)
USD	8,067,695	MXN	152,769,868	Bank of America, N.A.	11/3/16	—	(14,939)
USD	24,987,854	MYR	104,924,000	Barclays Bank PLC	11/3/16	—	(22,336)
PLN	7,342,000	EUR	1,697,426	Barclays Bank PLC	11/4/16	7,867	—
PLN	2,681,293	EUR	616,570	Morgan Stanley & Co. International PLC	11/4/16	6,527	—
USD	853,865	ZAR	11,652,000	Standard Chartered Bank	11/4/16	—	(9,946)
ZAR	98,463,000	USD	7,215,423	Standard Chartered Bank	11/4/16	84,044	—
RUB	285,819,040	USD	4,323,059	BNP Paribas	11/10/16	175,885	—
USD	4,236,951	RUB	280,126,000	BNP Paribas	11/10/16	—	(172,382)
USD	3,113,736	RUB	205,856,867	Citibank, N.A.	11/10/16	—	(126,561)
IDR	39,848,913,000	USD	3,012,923	JPMorgan Chase Bank, N.A.	11/14/16	37,175	—
IDR	123,711,680,000	USD	9,347,312	Standard Chartered Bank	11/14/16	121,771	—
TRY	17,378,512	USD	5,786,106	Standard Chartered Bank	11/15/16	—	(186,323)
USD	3,703,904	PHP	172,276,000	Bank of America, N.A.	11/15/16	150,192	—
USD	3,916,606	PHP	182,130,000	Goldman Sachs International	11/15/16	159,624	—
USD	2,585,965	TRY	7,766,920	Standard Chartered Bank	11/15/16	83,273	—
USD	185,835	TRY	558,155	Standard Chartered Bank	11/15/16	5,984	—
COP	48,760,140,000	USD	16,464,121	Standard Chartered Bank	11/22/16	—	(301,342)

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	2,566,429	RSD	326,449,739	Citibank, N.A.	11/22/16	$—	$(89,715)
EUR	2,140,599	RSD	264,492,451	Deutsche Bank AG	11/22/16	—	(5,390)
MXN	415,904,707	USD	22,724,363	Standard Chartered Bank	11/22/16	—	(766,756)
RSD	120,538,415	EUR	948,748	Citibank, N.A.	11/22/16	31,897	—
RSD	8,723,636	EUR	69,979	Deutsche Bank AG	11/22/16	862	—
USD	932,880	ZAR	12,627,000	Standard Chartered Bank	11/22/16	123	—
ZAR	4,223,849	USD	312,057	Standard Chartered Bank	11/22/16	—	(41)
TRY	587,434	USD	194,534	BNP Paribas	11/28/16	—	(5,771)
TRY	3,414,192	USD	1,143,984	BNP Paribas	11/28/16	—	(46,885)
TRY	5,149,224	USD	1,723,215	BNP Paribas	11/28/16	—	(68,589)
USD	7,250,867	TRY	21,741,000	BNP Paribas	11/28/16	264,724	—
USD	1,450,438	EUR	1,293,136	Deutsche Bank AG	11/30/16	29,306	—
BRL	126,042,770	USD	38,100,106	BNP Paribas	12/2/16	1,052,561	—
USD	1,895,994	BRL	6,096,000	Citibank, N.A.	12/2/16	2,394	—
KES	16,731,000	USD	160,013	JPMorgan Chase Bank, N.A.	12/5/16	3,559	—
USD	5,413,674	EUR	4,760,655	Goldman Sachs International	12/7/16	179,961	—
USD	12,004,403	EUR	10,599,306	Standard Chartered Bank	12/14/16	347,437	—
USD	5,849,514	TRY	17,732,216	BNP Paribas	12/19/16	176,525	—
EUR	18,756,818	USD	21,149,250	Goldman Sachs International	12/21/16	—	(512,933)
USD	1,549,309	EUR	1,377,457	Goldman Sachs International	12/27/16	33,332	—
USD	520,218	EUR	461,588	Goldman Sachs International	12/27/16	12,212	—
USD	493,112	EUR	438,286	Goldman Sachs International	12/27/16	10,751	—
USD	538,435	EUR	487,203	Goldman Sachs International	12/27/16	2,238	—
USD	320,267	EUR	289,313	Goldman Sachs International	12/27/16	1,860	—
USD	4,087,890	BRL	18,400,000	Citibank, N.A.	1/5/17	—	(1,567,093)
COP	20,436,000,000	USD	6,895,900	The Bank of Nova Scotia	1/13/17	—	(170,464)
MXN	152,769,868	USD	8,005,841	Bank of America, N.A.	1/13/17	14,312	—
MXN	107,180,000	USD	5,623,000	Bank of America, N.A.	1/13/17	3,765	—
MXN	23,274,000	USD	1,233,452	Bank of America, N.A.	1/13/17	—	(11,607)
MXN	7,983,171	USD	435,667	Bank of America, N.A.	1/13/17	—	(16,565)
USD	8,117,453	MXN	148,744,202	Bank of America, N.A.	1/13/17	308,639	—
IDR	7,352,068,000	USD	554,999	Barclays Bank PLC	1/17/17	2,740	—
INR	355,210,000	USD	5,245,662	Standard Chartered Bank	1/19/17	23,448	—
INR	187,333,000	USD	2,767,309	Standard Chartered Bank	1/19/17	11,549	—
USD	5,352,920	INR	362,473,000	Standard Chartered Bank	1/19/17	—	(23,927)
PLN	63,079,555	USD	15,837,264	Citibank, N.A.	1/25/17	216,581	—
USD	59,175	EUR	53,997	JPMorgan Chase Bank, N.A.	1/25/17	—	(334)
USD	733,677	EUR	668,712	JPMorgan Chase Bank, N.A.	1/25/17	—	(3,297)
RON	66,992,499	EUR	14,883,914	BNP Paribas	1/30/17	—	(55,660)
MYR	104,924,000	USD	24,913,689	Barclays Bank PLC	2/2/17	5,917	—
KES	283,190,000	USD	2,676,654	Citibank, N.A.	2/6/17	62,195	—
RUB	415,039,000	USD	6,430,227	BNP Paribas	2/6/17	—	(34,657)
RUB	482,488,671	USD	7,576,472	Citibank, N.A.	2/6/17	—	(141,532)
USD	7,494,795	RUB	483,751,530	BNP Paribas	2/6/17	40,395	—
USD	4,699,616	EUR	4,295,142	Standard Chartered Bank	2/8/17	—	(36,998)

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	9,661,253	EUR	8,834,236	Standard Chartered Bank	2/8/17	$—	$(80,999)
USD	3,062,832	EUR	2,790,201	Goldman Sachs International	2/15/17	—	(15,146)
USD	718,448	EUR	654,402	Standard Chartered Bank	2/15/17	—	(3,447)
USD	2,130,040	EUR	1,940,157	Standard Chartered Bank	2/15/17	—	(10,221)
KES	30,426,000	USD	288,809	ICBC Standard Bank plc	3/8/17	3,990	—
KES	27,303,000	USD	259,042	Standard Chartered Bank	3/9/17	3,660	—
KES	44,532,000	USD	422,104	Citibank, N.A.	3/13/17	6,087	—
RON	7,082,000	EUR	1,564,772	BNP Paribas	5/17/17	—	(1,874)

						$3,839,365	$(5,498,158)

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Appreciation (Depreciation)

11/4/16	COP	21,254,100	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$6,891,441	$70,779

11/4/16	COP	6,393,000	Republic of Colombia, 7.50%, 8/26/26	Deutsche Bank AG	2,206,841	(35,933)

1/20/17	COP	6,529,700	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	2,133,937	(3,995)

1/20/17	COP	6,269,800	Republic of Colombia, 10.00%, 7/24/24	Deutsche Bank AG	1,856,472	19,079
1/20/17	COP	15,764,800	Republic of Colombia, 10.00%, 7/24/24	Deutsche Bank AG	6,162,564	22,679

						$72,609

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation

Interest Rate Futures
IMM 10-Year Interest Rate Swap	10	Long	Dec-16	$985,421	$999,034	$13,613
U.S. 5-Year Deliverable Interest Rate Swap	47	Short	Dec-16	(4,755,446)	(4,727,907)	27,539
U.S. 10-Year Deliverable Interest Rate Swap	127	Short	Dec-16	(12,878,676)	(12,711,906)	166,770

						$207,922

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
CME Group, Inc.	MXN	67,771		Pays	Mexico Interbank TIIE 28 Day	6.08%		6/27/24	$(65,151)
CME Group, Inc.	MXN	130,000		Pays	Mexico Interbank TIIE 28 Day	6.21		6/29/26	(142,861)
CME Group, Inc.	MXN	54,241		Pays	Mexico Interbank TIIE 28 Day	6.19		7/20/26	(68,168)
CME Group, Inc.	MXN	96,672		Pays	Mexico Interbank TIIE 28 Day	6.19		7/20/26	(119,514)
CME Group, Inc	MXN	103,450		Pays	Mexico Interbank TIIE 28 Day	6.46		9/24/26	(17,124)
LCH.Clearnet(1)	EUR	585		Receives	6-month Euro Interbank Offered Rate	0.00	(2)	12/21/19	649
LCH.Clearnet(1)	EUR	21,690		Receives	6-month Euro Interbank Offered Rate	0.25	(2)	12/21/21	144,944
LCH.Clearnet(1)	EUR	0	(3)	Receives	6-month Euro Interbank Offered Rate	1.00	(2)	6/15/26	(2)
LCH.Clearnet(1)	EUR	3,440		Receives	6-month Euro Interbank Offered Rate	0.75	(2)	12/21/26	51,984
LCH.Clearnet	PLN	16,000		Pays	6-month PLN WIBOR	3.44		5/9/19	190,457
LCH.Clearnet	PLN	21,430		Pays	6-month PLN WIBOR	3.25		6/5/19	223,354
LCH.Clearnet	PLN	4,106		Pays	6-month PLN WIBOR	1.78		2/27/20	4,477
LCH.Clearnet	PLN	6,426		Pays	6-month PLN WIBOR	1.72		2/27/20	3,642
LCH.Clearnet	PLN	2,300		Pays	6-month PLN WIBOR	5.36		7/30/20	76,342
LCH.Clearnet	PLN	4,400		Pays	6-month PLN WIBOR	2.19		10/28/21	3,593
LCH.Clearnet	PLN	11,400		Pays	6-month PLN WIBOR	2.44		10/28/24	9,065
LCH.Clearnet(1)	USD	2,104		Receives	3-month USD-LIBOR-BBA	1.25	(2)	12/21/18	1,857
LCH.Clearnet	USD	4,180		Receives	3-month USD-LIBOR-BBA	1.54		10/7/26	54,310
LCH.Clearnet	ZAR	72,130		Pays	3-month ZAR JIBAR	8.38		3/18/21	147,734
LCH.Clearnet	ZAR	68,770		Pays	3-month ZAR JIBAR	8.79		3/18/26	236,967
LCH.Clearnet	ZAR	54,320		Pays	3-month ZAR JIBAR	8.12		10/6/26	(2,856)

									$733,699

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2016.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(3)	Notional amount is less than EUR 500.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate	13.10%	1/2/23	$829,145
Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day	6.46	9/24/20	21,710
Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	104,155
Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	361,864
Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate	11.72	1/4/21	(70,439)
Credit Suisse International	MYR	25,230	Pays	3-month MYR KLIBOR	3.43	4/4/18	9,651
Credit Suisse International	RUB	256,671	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	95,062
Credit Suisse International	RUB	85,557	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	28,094
Credit Suisse International	RUB	128,336	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	38,616
Credit Suisse International	RUB	83,880	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	24,242
Deutsche Bank AG	BRL	32,649	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	(52,098)
Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate	12.98	1/2/23	116,334

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	MYR	31,996	Pays	3-month MYR KLIBOR	3.80%	11/18/16	$7,786
Deutsche Bank AG	MYR	10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	98,376
Deutsche Bank AG	PLN	3,100	Pays	6-month PLN WIBOR	5.11	4/24/17	33,231
Goldman Sachs International	BRL	20,110	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	(2,739)
Goldman Sachs International	MYR	10,122	Pays	3-month MYR KLIBOR	4.04	11/18/21	63,285
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	468,990
Goldman Sachs International	RUB	802,075	Pays	3-month Moscow Prime Offered Rate	10.40	11/9/20	1,214,235
HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day	7.28	12/23/20	110,878
HSBC Bank USA, N.A.	PLN	11,250	Pays	6-month PLN WIBOR	3.44	5/9/19	133,599
JPMorgan Chase Bank, N.A.	MYR	4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	30,313
JPMorgan Chase Bank, N.A.	MYR	9,556	Pays	3-month MYR KLIBOR	3.90	11/26/19	38,258
JPMorgan Chase Bank, N.A.	MYR	10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	64,142
JPMorgan Chase Bank, N.A.	MYR	21,070	Pays	3-month MYR KLIBOR	4.14	11/26/24	141,295
JPMorgan Chase Bank, N.A.	PLN	9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	151,079
Morgan Stanley & Co. International PLC	BRL	41,201	Pays	Brazil CETIP Interbank Deposit Rate	15.58	1/2/19	1,357,995
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day	7.95	12/3/31	165,175
Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate	12.90	1/2/23	111,288
Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate	12.83	1/2/23	233,685
Nomura International PLC	MYR	7,320	Pays	3-month MYR KLIBOR	3.91	10/24/19	28,723
Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR	4.19	10/24/24	30,191
Standard Chartered Bank	CNY	45,078	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(54,510)
The Bank of Nova Scotia	MXN	90,100	Pays	Mexico Interbank TIIE 28 Day	5.25	12/4/17	(16,367)

							$5,915,244

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX Emerging Markets Index Series 26	ICE Clear Credit	$100	1.00	%(1)	12/20/21	2.42%	$(6,470)	$6,650	$180

Total		$100					$(6,470)	$6,650	$180

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation

South Africa	ICE Clear Credit	$150	1.00	%(1)	12/20/19	$2,452	$(2,865)	$(413)
South Africa	ICE Clear Credit	100	1.00	(1)	3/20/20	2,106	(2,109)	(3)

Total						$4,558	$(4,974)	$(416)

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,600	1.00	%(1)	6/20/22	3.12%	$(164,405)	$162,078	$(2,327)
South Africa	Bank of America, N.A.	2,600	1.00	(1)	9/20/17	0.49	14,804	15,078	29,882
South Africa	Bank of America, N.A.	3,040	1.00	(1)	9/20/17	0.49	17,309	6,922	24,231
South Africa	Bank of America, N.A.	920	1.00	(1)	9/20/17	0.49	5,238	2,782	8,020
South Africa	Bank of America, N.A.	680	1.00	(1)	9/20/17	0.49	3,872	1,833	5,705
South Africa	Barclays Bank PLC	450	1.00	(1)	9/20/17	0.49	2,562	2,024	4,586
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/17	0.49	2,454	1,808	4,262
South Africa	BNP Paribas	1,140	1.00	(1)	9/20/17	0.49	6,491	4,496	10,987
South Africa	BNP Paribas	750	1.00	(1)	9/20/17	0.49	4,270	3,497	7,767
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/17	0.49	7,402	8,169	15,571
South Africa	Deutsche Bank AG	2,000	1.00	(1)	9/20/17	0.49	11,387	11,599	22,986
South Africa	Deutsche Bank AG	810	1.00	(1)	9/20/17	0.49	4,612	5,218	9,830
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/17	0.49	2,904	3,121	6,025
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/17	0.49	28,468	13,510	41,978
South Africa	Nomura International PLC	400	1.00	(1)	9/20/17	0.49	2,277	1,382	3,659
Turkey	Bank of America, N.A.	6,387	1.00	(1)	12/20/17	0.69	30,299	34,390	64,689
Turkey	Barclays Bank PLC	7,630	1.00	(1)	9/20/19	1.61	(121,587)	182,242	60,655
Turkey	Deutsche Bank AG	3,220	1.00	(1)	9/20/19	1.61	(51,312)	75,900	24,588

Total		$38,868					$(192,955)	$536,049	$343,094

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Goldman Sachs International	$2,471	1.00	%(1)	6/20/18	$103,042	$(108,805)	$(5,763)
Lebanon	Goldman Sachs International	215	5.00	(1)	12/20/18	(5,425)	5,179	(246)
Lebanon	Goldman Sachs International	199	5.00	(1)	12/20/18	(5,021)	4,433	(588)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	27,279	(40,379)	(13,100)
South Africa	Bank of America, N.A.	300	1.00	(1)	12/20/19	5,093	(4,360)	733
South Africa	Bank of America, N.A.	775	1.00	(1)	12/20/20	29,141	(12,344)	16,797
South Africa	Bank of America, N.A.	525	1.00	(1)	12/20/20	19,741	(9,172)	10,569
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	5,094	(5,041)	53
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	2,222	(1,351)	871
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	28,201	(12,615)	15,586
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	21,245	(8,966)	12,279
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	2,222	(1,482)	740
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	2,222	(1,803)	419
South Africa	Credit Suisse International	775	1.00	(1)	12/20/20	29,141	(13,124)	16,017
South Africa	Credit Suisse International	790	1.00	(1)	12/20/20	29,705	(14,059)	15,646
South Africa	Credit Suisse International	840	1.00	(1)	12/20/20	31,585	(18,373)	13,212

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Deutsche Bank AG	$500	1.00	%(1)	9/20/20	$16,295	$(11,047)	$5,248
South Africa	Deutsche Bank AG	610	1.00	(1)	12/20/20	22,937	(10,088)	12,849
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/20	30,645	(13,751)	16,894
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/20	30,833	(14,059)	16,774
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	1,698	(1,992)	(294)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	1,698	(2,390)	(692)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	2,222	(1,456)	766
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	2,222	(1,508)	714
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	2,222	(2,084)	138

Total						$436,259	$(300,637)	$135,622

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2016, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $38,968,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	10.54% on TRY 21,450,000 plus USD 9,981,225	3-month USD-LIBOR-BBA on USD 9,981,225 plus TRY 21,450,000	4/3/19	$(2,406,520)
Goldman Sachs International	9.51% on TRY 43,482,000 plus USD 14,326,853	3-month USD-LIBOR-BBA on USD 14,326,853 plus TRY 43,482,000	7/29/23	136,082
Goldman Sachs International	9.56% on TRY 16,903,000 plus USD 5,549,245	3-month USD-LIBOR-BBA on USD 5,549,245 plus TRY 16,903,000	7/28/23	88,415

				$(2,182,023)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Currency Abbreviations:

ALL	–	Albanian Lek
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GEL	–	Georgian Lari
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
TRY	–	New Turkish Lira
USD	–	United States Dollar
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $295,343,171)	$285,437,081
Affiliated investment, at value (identified cost, $44,400,479)	44,408,791
Cash	4,197,719
Restricted cash*	2,997,106
Foreign currency, at value (identified cost, $6,608,019)	6,619,279
Interest receivable	5,737,218
Receivable for investments sold	396,512
Receivable for variation margin on open centrally cleared swap contracts	112,224
Receivable for open forward foreign currency exchange contracts	3,839,365
Receivable for open swap contracts	6,837,620
Receivable for closed swap contracts	65
Premium paid on open non-centrally cleared swap contracts	310,249
Receivable for open non-deliverable bond forward contracts	112,537
Tax reclaims receivable	4,103
Total assets	$361,009,869

Liabilities
Cash collateral due to brokers	$460,611
Payable for reverse repurchase agreements	815,160
Payable for investments purchased	60,324
Payable for securities sold short, at value (proceeds, $1,824,400)	1,655,418
Payable for variation margin on open futures contracts	20,050
Payable for open forward foreign currency exchange contracts	5,498,158
Payable for open swap contracts	2,625,683
Premium received on open non-centrally cleared swap contracts	545,661
Payable for open non-deliverable bond forward contracts	39,928
Payable to affiliates:
Investment adviser fee	190,764
Trustees’ fees	1,433
Interest payable on securities sold short	4,786
Accrued foreign capital gains taxes	398,719
Accrued expenses	388,799
Total liabilities	$12,705,494
Net Assets applicable to investors’ interest in Portfolio	$348,304,375

Sources of Net Assets
Investors’ capital	$354,803,166
Net unrealized depreciation	(6,498,791)
Total	$348,304,375

*	Represents restricted cash on deposit at the brokers for open derivative contracts.

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest (net of foreign taxes, $686,189)	$20,640,650
Interest allocated from/dividends from affiliated investment	109,002
Expenses allocated from affiliated investment	(2,501)
Total investment income	$20,747,151

Expenses
Investment adviser fee	$1,967,480
Trustees’ fees and expenses	16,123
Custodian fee	477,008
Legal and accounting services	122,163
Interest expense and fees	142,666
Interest expense on securities sold short	6,293
Miscellaneous	17,334
Total expenses	$2,749,067

Net investment income	$17,998,084

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(24,654,448)
Investment transactions in/allocated from affiliated investment	1,327
Written options	419,810
Futures contracts	(1,871,508)
Swap contracts	2,156,421
Foreign currency and forward foreign currency exchange contract transactions	5,223,458
Non-deliverable bond forward contracts	542,962
Net realized loss	$(18,181,978)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $344,722)	$36,427,478
Investments — affiliated investment	8,312
Securities sold short	10,775
Futures contracts	722,076
Swap contracts	7,173,191
Foreign currency and forward foreign currency exchange contracts	679,972
Non-deliverable bond forward contracts	68,384

Net change in unrealized appreciation (depreciation)	$45,090,188

Net realized and unrealized gain	$26,908,210

Net increase in net assets from operations	$44,906,294

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015(1)
From operations —
Net investment income	$17,998,084	$18,896,153
Net realized loss from investment transactions, written options, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(18,181,978)	(66,600,812)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	45,090,188	(16,073,233)
Net increase (decrease) in net assets from operations	$44,906,294	$(63,777,892)
Capital transactions —
Contributions	$72,011,608	$46,541,486
Withdrawals	(48,665,725)	(126,243,214)
Net increase (decrease) in net assets from capital transactions	$23,345,883	$(79,701,728)

Net increase (decrease) in net assets	$68,252,177	$(143,479,620)

Net Assets
At beginning of year	$280,052,198	$423,531,818
At end of year	$348,304,375	$280,052,198

(1)	Includes the accounts of the Subsidiary through March 27, 2015, as discussed in Note 1.

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014		2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.91%	0.95%	0.92%		0.97%	0.97%
Net investment income	5.94%	5.88%	5.53%		5.25%	5.53%
Portfolio Turnover	73%	47%	97%		27%	24%

Total Return	16.39%	(17.07)%	0.00	%(3)	(3.10)%	7.78%

Net assets, end of year (000’s omitted)	$348,304	$280,052	$423,532		$564,863	$775,093

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.05%, 0.07%, 0.06%, 0.14% and 0.15% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(3)	Amount is less than 0.005%.

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund held an interest of 81.9%, 13.0%, 2.8% and 2.3%, respectively, in the Portfolio.

Prior to March 28, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on March 27, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Portfolio with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary had been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through March 27, 2015. Intercompany balances and transactions were eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained

35

Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

36

Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that

37

Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Q  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is

38

Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

payable monthly. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $1,967,480 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $183,185,452 and $176,894,728, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$341,604,305

Gross unrealized appreciation	$8,999,362
Gross unrealized depreciation	(20,757,795)

Net unrealized depreciation	$(11,758,433)
The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions, securities sold short and accrued foreign capital gains taxes at October 31, 2016 on a federal income tax basis was $1,203,150.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2016 was as follows:

	Principal Amount of Contracts (000’s Omitted)	Premiums Received

Outstanding, beginning of year	$—	$—
Options written	38,200	419,810
Options expired	(38,200)	(419,810)

Outstanding, end of year	$—	$—

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

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Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $8,488,509. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,729,498 at October 31, 2016.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2016.

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Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$180	$—	$1,357,297	$1,357,477
Receivable for open forward foreign currency exchange contracts	—	3,839,365	—	3,839,365
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	591,054	—	6,335,894	6,926,948
Receivable for open non-deliverable bond forward contracts	—	—	112,537	112,537

Total Asset Derivatives	$591,234	$3,839,365	$7,805,728	$12,236,327

Derivatives not subject to master netting or similar agreements	$180	$—	$1,357,297	$1,357,477

Total Asset Derivatives subject to master netting or similar agreements	$591,054	$3,839,365	$6,448,431	$10,878,850
Net unrealized depreciation*	$(416)	$—	$(415,676)	$(416,092)
Payable for open forward foreign currency exchange contracts	—	(5,498,158)	—	(5,498,158)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(347,750)	—	(2,602,673)	(2,950,423)
Payable for open non-deliverable bond forward contracts	—	—	(39,928)	(39,928)

Total Liability Derivatives	$(348,166)	$(5,498,158)	$(3,058,277)	$(8,904,601)

Derivatives not subject to master netting or similar agreements	$(416)	$—	$(415,676)	$(416,092)

Total Liability Derivatives subject to master netting or similar agreements	$(347,750)	$(5,498,158)	$(2,642,601)	$(8,488,509)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

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Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$1,919,279	$(43,111)	$(1,829,574)	$—	$46,594
Barclays Bank PLC	78,302	(78,302)	—	—	—
BNP Paribas	1,753,857	(385,818)	(1,368,039)	—	—
Citibank, N.A.	330,509	(330,509)	—	—	—
Credit Suisse International	297,942	—	(297,942)	—	—
Deutsche Bank AG	453,663	(453,663)	—	—	—
Goldman Sachs International	2,593,125	(541,264)	(2,051,861)	—	—
HSBC Bank USA, N.A.	271,756	—	(271,756)	—	—
ICBC Standard Bank plc	3,990	—	—	—	3,990
JPMorgan Chase Bank, N.A.	476,210	(476,210)	—	—	—
Morgan Stanley & Co. International PLC	1,529,697	—	(1,529,697)	—	—
Nomura International PLC	434,632	—	(434,632)	—	—
Standard Chartered Bank	735,888	(735,888)	—	—	—

	$10,878,850	$(3,044,765)	$(7,783,501)	$—	$50,584

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(43,111)	$43,111	$—	$—	$—
Barclays Bank PLC	(214,362)	78,302	—	—	(136,060)
BNP Paribas	(385,818)	385,818	—	—	—
Citibank, N.A.	(1,924,901)	330,509	1,594,392	—	—
Deutsche Bank AG	(2,729,750)	453,663	2,211,754	—	(64,333)
Goldman Sachs International	(541,264)	541,264	—	—	—
JPMorgan Chase Bank, N.A.	(987,962)	476,210	350,961	—	(160,791)
Standard Chartered Bank	(1,474,510)	735,888	312,965	—	(425,657)
The Bank of Nova Scotia	(186,831)	—	—	—	(186,831)

	$(8,488,509)	$3,044,765	$4,470,072	$—	$(973,672)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2016 is included at Note 7.

42

Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$(299,520)	$—
Futures contracts	—	—	(1,871,508)
Written options	—	419,810	—
Swap contracts	(89,543)	—	2,245,964
Foreign currency and forward foreign currency exchange contract transactions	—	5,391,397	—
Non-deliverable bond forward contracts	—	—	542,962

Total	$(89,543)	$5,511,687	$917,418

Change in unrealized appreciation (depreciation) —
Futures contracts	$—	$—	$722,076
Swap contracts	696,687		6,476,504
Foreign currency and forward foreign currency exchange contracts	—	498,408	—
Non-deliverable bond forward contracts	—	—	68,384

Total	$696,687	$498,408	$7,266,964

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Swap Contracts

$965,000	$25,866,000	$453,746,000	$12,900,000	$307,138,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was approximately $1,705,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

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Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2016 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value including Accrued Interest	Non-U.S. Sovereign Debt Securities Pledged as Collateral

JPMorgan Chase Bank, N.A.	10/24/16	On Demand	(0.75)%	$815,160	$815,160	$912,647

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2016, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $4,189,000 and 1.82%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2016. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2016.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2016.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)

JPMorgan Chase Bank, N.A.	$1,676,653	$(815,160)	$(861,493)	$—

	$1,676,653	$(815,160)	$(861,493)	$—

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)

JPMorgan Chase Bank, N.A.	$(815,160)	$815,160	$—	$—

	$(815,160)	$815,160	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of a default.

(c)	Net amount represents the net amount payable to the counterparty in the event of a default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

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Emerging Markets Local Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$249,535,311	$—	$249,535,311
Foreign Corporate Bonds	—	15,146,652	—	15,146,652
Sovereign Loans	—	—	2,323,234	2,323,234
Short-Term Investments —
Foreign Government Securities	—	6,456,304	—	6,456,304
U.S. Treasury Obligations	—	10,298,927	—	10,298,927
Repurchase Agreements	—	1,676,653	—	1,676,653
Other	—	44,408,791	—	44,408,791

Total Investments	$—	$327,522,638	$2,323,234	$329,845,872

Forward Foreign Currency Exchange Contracts	$—	$3,839,365	$—	$3,839,365
Non-deliverable Bond Forward Contracts	—	112,537	—	112,537
Futures Contracts	207,922	—	—	207,922
Swap Contracts	—	8,080,881	—	8,080,881

Total	$207,922	$339,555,421	$2,323,234	$342,086,577

Liability Description
Securities Sold Short	$—	$(1,655,418)	$—	$(1,655,418)
Forward Foreign Currency Exchange Contracts	—	(5,498,158)	—	(5,498,158)
Non-deliverable Bond Forward Contracts	—	(39,928)	—	(39,928)
Swap Contracts	—	(3,372,569)	—	(3,372,569)

Total	$—	$(10,566,073)	$—	$(10,566,073)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

45

Emerging Markets Local Income Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2016, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2016

46

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman
(2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President
(2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds)
(2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm)
(1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at
Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

47

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers)
(a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals)
(2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

48

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

49

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

50

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Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.16

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 46

Federal Tax Information	20

Management and Organization	47

Important Notices	50

Eaton Vance

Floating-Rate Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market delivered solid performance for the 12-month period ended October 31, 2016, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 6.53% during the period. Positive returns for the asset class were driven by income and by price appreciation in the latter part of the period.

The first four months of the period, however, were difficult for the loan market. Volatility and price declines, which had started the previous spring, continued through February of 2016. The downturn was in part driven by technical factors, as loan supply exceeded demand. Loan mutual funds experienced net outflows as investors appeared to display a decreased appetite for risk.

Tumbling oil and gas prices also weighed on the loan market, even though energy loans represent a small portion of the S&P/LSTA Leveraged Loan Index. Significant redemptions from high yield bond funds, which have tended to own floating-rate loans as well, put further pressure on loan prices.

But in late February and early March of 2016, the loan market began a rally that would continue through the end of the period. Several factors drove the turnaround. Stabilizing commodity prices ended the rout in the energy sector. After months of falling prices, loan valuations appeared to become more attractive to investors. Increasing anticipation of a potential rate hike by the Federal Reserve Board (the Fed) made loans an appealing asset class. Technical factors contributed as well, with growing demand surpassing supply and inflows into high yield funds adding to loan demand. In late March of 2016, mutual fund flows turned positive for the first time in the period. Loan prices in the S&P/LSTA Leveraged Loan Index appreciated during every month from March 2016 through the end of the period, except for a modest downturn in June that appeared to be driven by “Brexit” fears.

With the U.S. economy continuing its low-growth recovery during the period, stable corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.95%, well below the market’s long-term average of 3.10%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Floating-Rate Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 6.50%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 6.53% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund has historically tended to overweight higher-rated7 loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well.

For the 12-month period, BB-rated loans in the Index returned 5.16%, B-rated loans in the Index returned 6.77%, CCC-rated loans in the Index returned 14.48% and D-rated (defaulted) loans in the Index returned 11.04%. An underweight to higher-credit risk CCC- and D-rated loans detracted from Fund performance versus the benchmark during the period. At the same time, the Fund’s overweight to higher-quality loans in the B-rated range contributed to Fund performance versus the Index.

A tailwind related to issuer size contributed to Fund performance versus the Index as well. Positioning in larger loans was a relative contributor to Fund performance versus the Index.

On a sector-level basis, the Fund’s overweights to the oil and gas and the nonferrous metals/minerals sectors, two areas that outperformed the Index as commodity prices recovered during the period, contributed to relative results versus the Index. The Fund’s underweight to utilities also contributed to relative performance versus the Index. In contrast, the Fund’s underweight to lodging and casinos, a sector that outperformed the Index during the period, detracted from performance versus the Index. The Fund’s overweight to food products, a relatively defensive sector that underperformed the Index, detracted from performance relative to the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2016

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	02/07/2001	02/07/2001	6.57%	3.99%	3.56%
Class A at NAV	05/05/2003	02/07/2001	6.50	3.96	3.55
Class A with 2.25% Maximum Sales Charge	—	—	4.06	3.49	3.32
Class B at NAV	02/05/2001	02/05/2001	5.78	3.21	2.79
Class B with 5% Maximum Sales Charge	—	—	0.78	2.86	2.79
Class C at NAV	02/01/2001	02/01/2001	5.78	3.21	2.79
Class C with 1% Maximum Sales Charge	—	—	4.78	3.21	2.79
Class I at NAV	01/30/2001	01/30/2001	6.72	4.22	3.82
S&P/LSTA Leveraged Loan Index	—	—	6.53%	4.82%	4.62%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.03%	1.03%	1.78%	1.78%	0.78%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2006	$14,198	N.A.
Class B	$10,000	10/31/2006	$13,173	N.A.
Class C	$10,000	10/31/2006	$13,173	N.A.
Class I	$250,000	10/31/2006	$363,807	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2016

Fund Profile5

Top 10 Issuers (% of total investments)6

Reynolds Group Holdings, Inc.	1.2%

TransDigm, Inc.	1.1

Valeant Pharmaceuticals International, Inc.	1.0

Berry Plastics Holding Corporation	1.0

Ineos US Finance, LLC	1.0

Infor (US), Inc.	1.0

Calpine Corporation	1.0

Kronos Incorporated	1.0

Virgin Media Investment Holdings Limited	0.8

JBS USA, LLC	0.8

Total	9.9%

Credit Quality (% of bonds, loans and asset-backed securities)7

Top 10 Sectors (% of total investments)6

Electronics/Electrical	9.4%

Health Care	8.7

Business Equipment and Services	7.1

Chemicals and Plastics	4.8

Retailers (Except Food and Drug)	4.0

Financial Intermediaries	3.8

Oil and Gas	3.8

Industrial Equipment	3.6

Lodging and Casinos	3.3

Food Products	3.3

Total	51.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,046.20	$5.50	1.07%
Class A	$1,000.00	$1,046.50	$5.50	1.07%
Class B	$1,000.00	$1,043.50	$9.35	1.82%
Class C	$1,000.00	$1,042.30	$9.34	1.82%
Class I	$1,000.00	$1,047.50	$4.22	0.82%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.80	$5.43	1.07%
Class A	$1,000.00	$1,019.80	$5.43	1.07%
Class B	$1,000.00	$1,016.00	$9.22	1.82%
Class C	$1,000.00	$1,016.00	$9.22	1.82%
Class I	$1,000.00	$1,021.00	$4.17	0.82%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $7,272,157,866)	$7,072,493,646
Receivable for Fund shares sold	17,289,220
Total assets	$7,089,782,866

Liabilities
Payable for Fund shares redeemed	$16,517,257
Distributions payable	5,656,270
Payable to affiliates:
Administration fee	889,711
Distribution and service fees	889,791
Trustees’ fees	42
Accrued expenses	1,103,847
Total liabilities	$25,056,918
Net Assets	$7,064,725,948

Sources of Net Assets
Paid-in capital	$7,537,719,632
Accumulated net realized loss from Portfolio	(267,673,194)
Accumulated distributions in excess of net investment income	(5,656,270)
Net unrealized depreciation from Portfolio	(199,664,220)
Total	$7,064,725,948

Advisers Class Shares
Net Assets	$338,078,974
Shares Outstanding	38,108,996
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.87

Class A Shares
Net Assets	$1,067,044,955
Shares Outstanding	116,300,927
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.17
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.38

Class B Shares
Net Assets	$7,421,732
Shares Outstanding	838,047
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.86

Class C Shares
Net Assets	$691,049,728
Shares Outstanding	77,996,750
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.86

Class I Shares
Net Assets	$4,961,130,559
Shares Outstanding	558,953,385
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income allocated from Portfolio	$382,712,905
Dividends allocated from Portfolio	206,819
Expenses allocated from Portfolio	(42,700,470)
Total investment income from Portfolio	$340,219,254

Expenses
Administration fee	$11,114,999
Distribution and service fees
Advisers Class	882,369
Class A	2,804,942
Class B	87,260
Class C	7,119,189
Trustees’ fees and expenses	500
Custodian fee	59,933
Transfer and dividend disbursing agent fees	5,110,740
Legal and accounting services	151,459
Printing and postage	1,043,292
Registration fees	251,242
Miscellaneous	70,763
Total expenses	$28,696,688

Net investment income	$311,522,566

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(213,297,042)
Foreign currency and forward foreign currency exchange contract transactions	21,398,966
Net realized loss	$(191,898,076)
Change in unrealized appreciation (depreciation) —
Investments	$311,037,529
Foreign currency and forward foreign currency exchange contracts	2,857,235
Net change in unrealized appreciation (depreciation)	$313,894,764

Net realized and unrealized gain	$121,996,688

Net increase in net assets from operations	$433,519,254

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$311,522,566	$392,296,170
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(191,898,076)	(16,796,489)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	313,894,764	(346,628,763)
Net increase in net assets from operations	$433,519,254	$28,870,918
Distributions to shareholders —
From net investment income
Advisers Class	$(14,176,901)	$(17,720,199)
Class A	(45,102,748)	(56,700,150)
Class B	(287,465)	(397,228)
Class C	(23,390,470)	(25,503,381)
Class I	(222,315,389)	(278,022,558)
Tax return of capital
Advisers Class	(291,398)	(696,200)
Class A	(923,921)	(2,211,817)
Class B	(5,858)	(15,400)
Class C	(484,348)	(1,014,271)
Class I	(4,567,349)	(10,939,882)
Total distributions to shareholders	$(311,545,847)	$(393,221,086)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$57,164,551	$85,214,011
Class A	255,843,634	317,045,530
Class B	412,082	228,218
Class C	75,999,238	89,434,783
Class I	2,060,914,876	2,038,145,464
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	14,346,824	18,253,094
Class A	41,285,089	52,012,515
Class B	275,836	377,682
Class C	18,973,760	20,990,712
Class I	147,729,667	175,618,566
Cost of shares redeemed
Advisers Class	(160,647,840)	(227,304,886)
Class A	(571,580,317)	(874,891,636)
Class B	(2,755,686)	(3,855,614)
Class C	(210,814,236)	(240,982,320)
Class I	(3,487,626,173)	(4,110,531,508)
Net asset value of shares exchanged
Class A	1,180,973	2,600,002
Class B	(1,180,973)	(2,600,002)
Net decrease in net assets from Fund share transactions	$(1,760,478,695)	$(2,660,245,389)

Net decrease in net assets	$(1,638,505,288)	$(3,024,595,557)

Net Assets
At beginning of year	$8,703,231,236	$11,727,826,793
At end of year	$7,064,725,948	$8,703,231,236

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(5,656,270)	$(9,311,547)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.670	$9.010	$9.170	$9.090	$8.850

Income (Loss) From Operations
Net investment income(1)	$0.352	$0.339	$0.314	$0.339	$0.382
Net realized and unrealized gain (loss)	0.200	(0.339)	(0.154)	0.081	0.239

Total income from operations	$0.552	$—	$0.160	$0.420	$0.621

Less Distributions
From net investment income	$(0.345)	$(0.327)	$(0.320)	$(0.340)	$(0.381)
Tax return of capital	(0.007)	(0.013)	—	—	—

Total distributions	$(0.352)	$(0.340)	$(0.320)	$(0.340)	$(0.381)

Net asset value — End of year	$8.870	$8.670	$9.010	$9.170	$9.090

Total Return(2)	6.57%	(0.03)%	1.76%	4.69%	7.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$338,079	$421,431	$562,524	$671,736	$519,542
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.07%	1.03%	0.99%	0.99%	1.02%
Net investment income	4.10%	3.81%	3.44%	3.70%	4.26%
Portfolio Turnover of the Portfolio	27%	19%	34%	32%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.970	$9.310	$9.480	$9.410	$9.160

Income (Loss) From Operations
Net investment income(1)	$0.364	$0.351	$0.324	$0.348	$0.395
Net realized and unrealized gain (loss)	0.200	(0.339)	(0.163)	0.074	0.248

Total income from operations	$0.564	$0.012	$0.161	$0.422	$0.643

Less Distributions
From net investment income	$(0.357)	$(0.338)	$(0.331)	$(0.352)	$(0.393)
Tax return of capital	(0.007)	(0.014)	—	—	—

Total distributions	$(0.364)	$(0.352)	$(0.331)	$(0.352)	$(0.393)

Net asset value — End of year	$9.170	$8.970	$9.310	$9.480	$9.410

Total Return(2)	6.50%	0.10%	1.70%	4.55%	7.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,067,045	$1,323,646	$1,881,548	$2,674,354	$1,620,675
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.07%	1.03%	0.99%	0.99%	1.02%
Net investment income	4.11%	3.81%	3.43%	3.68%	4.26%
Portfolio Turnover of the Portfolio	27%	19%	34%	32%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.660	$8.990	$9.150	$9.080	$8.840

Income (Loss) From Operations
Net investment income(1)	$0.288	$0.272	$0.245	$0.273	$0.312
Net realized and unrealized gain (loss)	0.199	(0.330)	(0.154)	0.069	0.241

Total income (loss) from operations	$0.487	$(0.058)	$0.091	$0.342	$0.553

Less Distributions
From net investment income	$(0.281)	$(0.261)	$(0.251)	$(0.272)	$(0.313)
Tax return of capital	(0.006)	(0.011)	—	—	—

Total distributions	$(0.287)	$(0.272)	$(0.251)	$(0.272)	$(0.313)

Net asset value — End of year	$8.860	$8.660	$8.990	$9.150	$9.080

Total Return(2)	5.78%	(0.67)%	0.99%	3.80%	6.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,422	$10,544	$16,859	$23,143	$25,325
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.82%	1.78%	1.74%	1.74%	1.77%
Net investment income	3.37%	3.05%	2.69%	2.98%	3.49%
Portfolio Turnover of the Portfolio	27%	19%	34%	32%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.660	$9.000	$9.160	$9.080	$8.840

Income (Loss) From Operations
Net investment income(1)	$0.287	$0.272	$0.245	$0.269	$0.314
Net realized and unrealized gain (loss)	0.200	(0.339)	(0.154)	0.083	0.239

Total income (loss) from operations	$0.487	$(0.067)	$0.091	$0.352	$0.553

Less Distributions
From net investment income	$(0.281)	$(0.262)	$(0.251)	$(0.272)	$(0.313)
Tax return of capital	(0.006)	(0.011)	—	—	—

Total distributions	$(0.287)	$(0.273)	$(0.251)	$(0.272)	$(0.313)

Net asset value — End of year	$8.860	$8.660	$9.000	$9.160	$9.080

Total Return(2)	5.78%	(0.67)%	0.88%	3.92%	6.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$691,050	$793,845	$956,256	$1,065,313	$789,512
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.82%	1.78%	1.74%	1.74%	1.77%
Net investment income	3.36%	3.06%	2.69%	2.94%	3.51%
Portfolio Turnover of the Portfolio	27%	19%	34%	32%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.680	$9.010	$9.170	$9.100	$8.860

Income (Loss) From Operations
Net investment income(1)	$0.374	$0.362	$0.336	$0.359	$0.403
Net realized and unrealized gain (loss)	0.199	(0.330)	(0.153)	0.075	0.240

Total income from operations	$0.573	$0.032	$0.183	$0.434	$0.643

Less Distributions
From net investment income	$(0.365)	$(0.348)	$(0.343)	$(0.364)	$(0.403)
Tax return of capital	(0.008)	(0.014)	—	—	—

Total distributions	$(0.373)	$(0.362)	$(0.343)	$(0.364)	$(0.403)

Net asset value — End of year	$8.880	$8.680	$9.010	$9.170	$9.100

Total Return(2)	6.72%	0.33%	2.01%	4.84%	7.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,961,131	$6,153,765	$8,310,640	$9,760,086	$4,876,648
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.82%	0.78%	0.74%	0.74%	0.77%
Net investment income	4.36%	4.06%	3.68%	3.91%	4.50%
Portfolio Turnover of the Portfolio	27%	19%	34%	32%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of October 31, 2016, the Fund offered five classes of shares. Effective December 1, 2016, the Fund began offering Class R6 shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.2% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with

15

Eaton Vance

Floating-Rate Fund

October 31, 2016

Notes to Financial Statements — continued

income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$305,272,973	$378,343,516
Tax return of capital	$6,272,874	$14,877,570

During the year ended October 31, 2016, accumulated net realized loss was decreased by $164,634,519, accumulated distributions in excess of net investment income was increased by $2,594,316 and paid-in capital was decreased by $162,040,203 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(286,452,811)
Net unrealized depreciation	$(180,884,603)
Other temporary differences	$(5,656,270)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $61,533,796 and deferred capital losses of $224,919,015 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,023) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $820,679 are short-term and $224,098,336 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $11,114,999. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $153,471 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $44,162 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets

16

Eaton Vance

Floating-Rate Fund

October 31, 2016

Notes to Financial Statements — continued

attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $882,369 for Advisers Class shares and $2,804,942 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $65,445 and $5,339,392 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $21,815 and $1,779,797 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $9,000, $9,000 and $56,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $542,909,773 and $2,659,340,103, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2016	2015

Sales	6,658,722	9,561,248
Issued to shareholders electing to receive payments of distributions in Fund shares	1,671,852	2,050,918
Redemptions	(18,805,827)	(25,486,114)

Net decrease	(10,475,253)	(13,873,948)

	Year Ended October 31,
Class A	2016	2015

Sales	28,950,875	34,393,557
Issued to shareholders electing to receive payments of distributions in Fund shares	4,656,209	5,649,277
Redemptions	(64,987,437)	(94,776,112)
Exchange from Class B shares	132,292	281,356

Net decrease	(31,248,061)	(54,451,922)

17

Eaton Vance

Floating-Rate Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2016	2015

Sales	48,643	25,797
Issued to shareholders electing to receive payments of distributions in Fund shares	32,236	42,479
Redemptions	(323,746)	(433,731)
Exchange to Class A shares	(136,753)	(292,054)

Net decrease	(379,620)	(657,509)

	Year Ended October 31,
Class C	2016	2015

Sales	8,857,874	10,042,883
Issued to shareholders electing to receive payments of distributions in Fund shares	2,213,970	2,362,080
Redemptions	(24,709,258)	(27,078,054)

Net decrease	(13,637,414)	(14,673,091)

	Year Ended October 31,
Class I	2016	2015

Sales	239,791,094	228,361,305
Issued to shareholders electing to receive payments of distributions in Fund shares	17,197,744	19,723,694
Redemptions	(407,134,327)	(461,261,388)

Net decrease	(150,145,489)	(213,176,389)

18

Eaton Vance

Floating-Rate Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

19

Eaton Vance

Floating-Rate Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 88.1%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
IAP Worldwide Services, Inc.
Revolving Loan, 1.52%, Maturing July 18, 2018(2)		5,347	$5,113,978
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		7,232	5,785,220
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		55,462	51,290,775
TransDigm, Inc.
Term Loan, 3.82%, Maturing February 28, 2020		28,759	28,776,648
Term Loan, 3.83%, Maturing June 4, 2021		34,115	34,082,785
Term Loan, 3.75%, Maturing June 9, 2023		28,056	27,999,799
Wesco Aircraft Hardware Corp.
Term Loan, 3.29%, Maturing September 23, 2021		9,400	9,388,250

			$162,437,455

Automotive — 2.4%
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		12,177	$12,232,536
Term Loan, Maturing October 26, 2023(4)		750	753,750
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		19,722	19,771,144
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		54,828	53,210,451
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.86%, Maturing April 30, 2019		24,326	24,512,296
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		10,338	10,376,266
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		30,054	30,212,004
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	7,945	8,804,021
Term Loan, 4.50%, Maturing June 30, 2022		14,949	14,998,705
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		14,053	14,061,470
Tweddle Group, Inc.
Term Loan, Maturing October 13, 2023(4)		7,775	7,658,375

			$196,591,018

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020		11,295	$9,600,750

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco (continued)
Flavors Holdings, Inc. (continued)
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	3,000	$2,415,000

		$12,015,750

Brokerage / Securities Dealers / Investment Houses — 0.6%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing May 25, 2023	11,106	$11,133,957
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	33,109	26,818,534
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	1,767	1,767,984
Salient Partners L.P.
Term Loan, 9.50%, Maturing May 19, 2021	9,662	9,251,684

		$48,972,159

Building and Development — 1.6%
American Builders & Contractors Supply Co.
Term Loan, Maturing October 31, 2023(4)	24,975	$25,115,484
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	12,879	12,959,368
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	15,672	15,769,525
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	11,835	11,835,076
Headwaters, Incorporated
Term Loan, 4.00%, Maturing March 24, 2022	5,013	5,041,538
Henry Company, LLC
Term Loan, 5.50%, Maturing October 5, 2023	2,975	2,997,313
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	11,679	11,750,489
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	6,628	6,661,390
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	17,187	17,200,759
Realogy Corporation
Term Loan, 3.75%, Maturing July 20, 2022	11,042	11,132,481
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	7,678	7,741,392
WireCo WorldGroup, Inc.
Term Loan, 6.50%, Maturing July 13, 2023	6,025	6,055,125

		$134,259,940

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 7.3%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		12,740	$12,283,744
AlixPartners, LLP
Term Loan, 4.00%, Maturing July 28, 2022		11,623	11,670,475
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		8,374	8,123,248
Camelot UK Holdco Limited
Term Loan, 4.75%, Maturing October 3, 2023		11,250	11,279,880
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,102	17,112,408
Corporate Capital Trust, Inc.
Term Loan, 4.13%, Maturing May 20, 2019		17,721	17,787,077
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		3,506	3,527,535
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		36,043	25,770,643
Education Management, LLC
Revolving Loan, 2.07%, Maturing March 31, 2019(2)(3)		9,764	3,417,257
Term Loan, 5.50%, Maturing July 2, 2020		5,464	1,502,559
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020		10,214	561,776
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019		59,491	58,096,803
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		14,868	14,916,460
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020		11,323	11,370,250
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		2,001	1,986,871
Term Loan, 4.00%, Maturing November 6, 2020		12,931	12,842,485
Term Loan, 4.75%, Maturing November 6, 2020	CAD	11,252	8,053,321
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		27,858	28,119,251
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		7,162	7,183,932
ION Trading Finance Limited
Term Loan, 4.25%, Maturing August 11, 2023		8,890	8,909,789
Term Loan, 4.25%, Maturing August 11, 2023	EUR	15,355	17,052,004
J.D. Power and Associates
Term Loan, 5.25%, Maturing September 7, 2023		7,375	7,457,969
KAR Auction Services, Inc.
Term Loan, 4.06%, Maturing March 11, 2021		21,767	21,926,028
Kronos Incorporated
Term Loan, Maturing October 4, 2023(4)		59,575	59,905,463

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Kronos Incorporated (continued)
Term Loan, 4.50%, Maturing October 30, 2019		47,454	$47,576,603
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		30,485	31,142,438
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		13,196	12,206,387
Monitronics International, Inc.
Term Loan, 6.50%, Maturing September 30, 2022		21,468	21,360,435
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		8,271	8,297,062
Prime Security Services Borrower, LLC
Term Loan, 4.75%, Maturing May 2, 2022		11,771	11,867,607
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		31,362	31,506,837
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		38,332	38,176,487
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		6,262	6,313,294
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.00%, Maturing September 2, 2021		18,267	18,390,440
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		1,571	1,571,409

			$599,266,227

Cable and Satellite Television — 1.8%
Altice US Finance I Corporation
Term Loan, Maturing January 15, 2025(4)		11,600	$11,658,000
Block Communications, Inc.
Term Loan, 4.09%, Maturing November 7, 2021		3,479	3,502,980
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		25,920	26,106,942
CSC Holdings, LLC
Term Loan, 3.88%, Maturing October 11, 2024		16,941	17,021,970
Numericable Group SA
Term Loan, 4.00%, Maturing July 31, 2023	EUR	5,173	5,747,741
Numericable U.S., LLC
Term Loan, 5.14%, Maturing January 15, 2024		8,880	8,946,978
Telenet International Finance S.a.r.l.
Term Loan, 4.36%, Maturing June 30, 2024		8,725	8,757,719
UPC Financing Partnership
Term Loan, 4.08%, Maturing August 31, 2024		10,000	10,063,750
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		34,565	34,734,628
Term Loan, 4.25%, Maturing June 30, 2023	GBP	8,575	10,546,773

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo Secured Finance BV
Term Loan, 3.75%, Maturing August 31, 2024	EUR	12,475	$13,796,198

			$150,883,679

Chemicals and Plastics — 4.8%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 5.13%, Maturing September 13, 2023		2,139	$2,164,111
Allnex USA, Inc.
Term Loan, 5.13%, Maturing September 13, 2023		1,611	1,630,420
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		3,894	3,899,639
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		49,886	50,312,345
Chemours Company (The)
Revolving Loan, 0.71%, Maturing May 12, 2020(2)		3,750	3,754,125
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		5,309	5,353,184
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		2,798	2,790,848
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		16,925	16,889,403
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		8,920	8,992,524
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		29,475	29,663,817
Term Loan, 4.25%, Maturing April 1, 2023		5,597	5,663,271
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	5,565	6,200,438
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	16,084	17,872,732
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		49,637	49,780,070
Term Loan, 4.25%, Maturing March 31, 2022		8,963	9,017,588
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		24,200	24,406,716
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		8,068	7,967,273
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		6,163	6,223,096
Term Loan, 5.00%, Maturing June 7, 2023		35,175	35,519,370
Orion Engineered Carbons GmbH
Term Loan, 3.84%, Maturing July 25, 2021		7,588	7,635,799
OXEA Finance & Cy S.C.A.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	4,850	5,170,191

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		4,475	$4,284,923
PQ Corporation
Term Loan, 5.75%, Maturing November 4, 2022		15,143	15,246,378
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		2,621	2,618,340
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		966	970,333
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		5,475	5,498,555
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		6,167	6,174,967
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		4,148	4,172,559
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		32,202	32,053,356
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		7,660	7,676,019
Versum Materials, Inc.
Term Loan, 3.34%, Maturing September 29, 2023		5,875	5,915,391
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		4,296	4,311,734

			$389,829,515

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		11,942	$11,667,999
Samsonite International S.A.
Term Loan, 4.00%, Maturing May 12, 2023		2,000	2,017,500

			$13,685,499

Conglomerates — 0.4%
Bestway UK Holdco Limited
Term Loan, 4.77%, Maturing October 6, 2021	GBP	276	$338,650
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		33,421	31,332,486

			$31,671,136

Containers and Glass Products — 2.4%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		36,773	$36,883,850
Term Loan, 3.50%, Maturing January 6, 2021		34,485	34,568,380
Term Loan, 3.75%, Maturing October 1, 2022		11,484	11,534,447

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		32,005	$32,336,989
Horizon Holdings III SAS
Term Loan, 4.50%, Maturing August 1, 2022	EUR	18,775	20,857,873
Reynolds Group Holdings, Inc.
Term Loan, 4.25%, Maturing February 5, 2023		43,717	43,868,059
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.00%, Maturing March 13, 2022		16,295	16,339,102
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,338	3,341,777

			$199,730,477

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		18,810	$18,810,000
Revlon Consumer Products Corporation
Term Loan, 4.25%, Maturing September 7, 2023		2,775	2,784,973

			$21,594,973

Drugs — 3.1%
Alkermes, Inc.
Term Loan, 3.59%, Maturing September 25, 2021		19,424	$19,472,258
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019		13,106	13,179,492
Arbor Pharmaceuticals, Inc.
Term Loan, 6.00%, Maturing June 28, 2023		16,425	16,599,516
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		20,308	20,339,303
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		31,629	31,624,270
Horizon Pharma, Inc.
Term Loan, 4.00%, Maturing May 7, 2021		7,849	7,839,249
Term Loan, Maturing October 18, 2021(4)		6,725	6,762,828
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022		58,273	58,328,096
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.29%, Maturing October 20, 2018		15,871	15,848,202
Term Loan, 5.25%, Maturing December 11, 2019		25,006	25,025,104
Term Loan, 5.25%, Maturing August 5, 2020		3,830	3,831,785
Term Loan, 5.50%, Maturing April 1, 2022		38,667	38,731,867

			$257,581,970

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		12,714	$12,743,198
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		13,779	13,813,797
GFL Environmental, Inc.
Term Loan, 3.75%, Maturing September 23, 2023		12,975	13,007,437

			$39,564,432

Electronics / Electrical — 9.6%
Answers Corporation
Term Loan, 0.00%, Maturing October 3, 2021(5)		27,275	$14,523,879
Avago Technologies Cayman Ltd.
Term Loan, 3.53%, Maturing February 1, 2023		64,323	65,066,796
Avast Software B.V.
Term Loan, 5.00%, Maturing September 30, 2022		20,225	20,422,194
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021		13,271	12,939,169
CommScope, Inc.
Term Loan, 3.25%, Maturing December 29, 2022		11,707	11,785,712
Cypress Semiconductor Corporation
Term Loan, 6.50%, Maturing July 5, 2021		11,134	11,268,595
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022		3,615	3,639,381
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021		7,816	7,830,838
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		5,346	5,379,227
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		13,379	13,077,537
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020		9,704	9,703,770
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021		57,958	58,381,950
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022		11,939	12,000,076
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		7,298	7,278,150
Term Loan, 3.75%, Maturing June 3, 2020		70,280	70,192,086
Term Loan, 4.00%, Maturing June 3, 2020	EUR	4,645	5,135,878
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022		32,220	31,708,163
Lattice Semiconductor Corporation
Term Loan, 5.51%, Maturing March 10, 2021		7,328	7,290,913
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		15,363	15,535,540

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	19,210	$19,311,198
Term Loan, 4.50%, Maturing November 20, 2021	22,178	22,292,566
Magic Newco, LLC
Term Loan, 6.50%, Maturing December 12, 2018	55,179	55,337,957
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	18,933	19,011,772
NXP B.V.
Term Loan, 3.34%, Maturing January 11, 2020	21,714	21,831,314
Term Loan, 3.41%, Maturing December 7, 2020	9,651	9,695,414
ON Semiconductor Corporation
Term Loan, 3.78%, Maturing March 31, 2023	6,200	6,243,177
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	15,763	15,756,657
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	4,550	4,498,812
Rocket Software, Inc.
Term Loan, 5.25%, Maturing October 14, 2023	11,375	11,446,094
SkillSoft Corporation
Term Loan, 5.84%, Maturing April 28, 2021	43,972	39,217,839
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	2,402	2,423,536
Term Loan, 4.00%, Maturing July 8, 2022	19,738	19,914,071
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	12,395	12,426,307
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	14,357	14,410,387
Uber Technologies
Term Loan, 5.00%, Maturing July 13, 2023	26,025	26,171,391
Veritas US, Inc.
Term Loan, 6.63%, Maturing January 27, 2023	18,783	17,548,523
Vertafore, Inc.
Term Loan, 4.75%, Maturing June 30, 2023	28,850	28,996,500
Wall Street Systems Delaware, Inc.
Term Loan, 4.75%, Maturing August 23, 2023	19,448	19,533,156
Western Digital Corporation
Term Loan, 4.50%, Maturing April 29, 2023	10,534	10,668,567
Zebra Technologies Corporation
Term Loan, 4.09%, Maturing October 27, 2021	24,525	24,811,133

		$784,706,225

Financial Intermediaries — 3.8%
Americold Realty Operating Partnership L.P.
Term Loan, 5.75%, Maturing December 1, 2022	4,589	$4,660,195

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	12,646	$12,413,848
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	6,200	6,070,835
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	26,342	26,432,773
Clipper Acquisitions Corp.
Term Loan, 3.09%, Maturing February 6, 2020	5,991	6,000,097
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023	7,700	7,748,125
First Data Corporation
Term Loan, 4.27%, Maturing July 8, 2022	48,078	48,472,363
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	16,948	16,863,010
Guggenheim Partners, LLC
Term Loan, 3.50%, Maturing July 21, 2023	38,660	38,828,787
Harbourvest Partners, LLC
Term Loan, 3.38%, Maturing February 4, 2021	12,740	12,665,807
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019(3)	3,737	3,468,057
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	4,661	4,673,976
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	2,267	2,272,249
Term Loan, 6.25%, Maturing September 4, 2018	8,275	8,295,545
Term Loan, 6.25%, Maturing September 4, 2018	12,634	12,665,836
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	7,736	7,753,231
Outerwall, Inc.
Term Loan, 5.25%, Maturing September 27, 2023	6,400	6,458,669
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	6,708	6,716,048
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	22,239	22,281,073
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	11,708	11,810,711
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	50,193	47,244,553

		$313,795,788

Food Products — 3.0%
AdvancePierre Foods, Inc.
Term Loan, 4.50%, Maturing June 2, 2023	29,533	$29,791,394
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019	5,365	5,397,628

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		5,758	$5,783,969
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		22,237	20,698,945
Dole Food Company, Inc.
Term Loan, 4.56%, Maturing November 1, 2018		14,136	14,207,092
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		8,915	8,864,487
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		32,722	32,762,744
Term Loan, 3.75%, Maturing September 18, 2020		27,209	27,208,500
Term Loan, 4.00%, Maturing October 30, 2022		7,350	7,350,168
Keurig Green Mountain, Inc.
Term Loan, 5.25%, Maturing March 3, 2023		9,819	9,966,359
Meldrew Participations B.V.
Term Loan, 8.50%, (5.00% Cash, 3.50% PIK), Maturing October 31, 2019	EUR	12,096	8,531,462
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(6)	EUR	7,762	362,147
NBTY, Inc.
Term Loan, 5.00%, Maturing May 5, 2023		41,127	41,286,305
Term Loan, 6.25%, Maturing May 5, 2023	GBP	3,990	4,944,429
Oak Tea, Inc.
Term Loan, 4.25%, Maturing July 2, 2022		26,116	26,148,295

			$243,303,924

Food Service — 2.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		52,279	$52,584,081
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		9,554	9,517,771
Focus Brands, Inc.
Term Loan, 5.00%, Maturing October 3, 2023		3,725	3,761,475
Landry’s, Inc.
Term Loan, 4.00%, Maturing October 4, 2023		26,875	27,070,972
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023		10,007	10,171,928
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018		6,349	6,372,380
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.53%, Maturing July 2, 2019		8,870	8,770,101
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.59%, Maturing May 14, 2020		3,991	4,012,556
Weight Watchers International, Inc.
Term Loan, 4.07%, Maturing April 2, 2020		61,653	47,411,230

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Yum! Brands, Inc.
Term Loan, 3.29%, Maturing June 16, 2023	10,075	$10,188,091

		$179,860,585

Food / Drug Retailers — 1.9%
Albertsons, LLC
Term Loan, 4.50%, Maturing August 25, 2021	12,122	$12,222,234
Term Loan, 4.75%, Maturing June 22, 2023	51,123	51,675,299
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	7,936	7,802,056
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	43,538	43,748,461
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	40,427	40,590,776

		$156,038,826

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, Maturing October 27, 2023(4)	10,225	$10,122,750

		$10,122,750

Health Care — 7.9%
Acadia Healthcare Company, Inc.
Term Loan, 3.75%, Maturing February 11, 2022	3,193	$3,205,099
ADMI Corp.
Term Loan, 5.25%, Maturing April 30, 2022	4,246	4,283,405
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	15,325	15,516,729
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	18,528	18,478,026
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	16,130	15,539,023
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	6,336	6,336,000
BioClinica, Inc.
Term Loan, 5.25%, Maturing October 20, 2023	6,425	6,408,937
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	20,980	20,691,424
CHG Healthcare Services, Inc.
Term Loan, 4.75%, Maturing June 7, 2023	20,074	20,210,348
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	13,543	12,913,082
Term Loan, 4.00%, Maturing January 27, 2021	24,079	22,884,185

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	6,370	$6,377,586
Convatec, Inc.
Term Loan, Maturing October 10, 2023(4)	5,775	5,796,656
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 15, 2021	15,635	15,596,301
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	16,339	16,163,703
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	46,352	46,482,174
Genoa, a QoL Healthcare Company, LLC
Term Loan, Maturing October 25, 2023(4)	5,800	5,809,065
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	15,253	15,069,717
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	16,888	16,820,914
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021	37,205	37,408,912
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	12,136	12,136,250
inVentiv Health, Inc.
Term Loan, 8.75%, Maturing May 15, 2018	5,990	6,005,009
Term Loan, 8.75%, Maturing May 15, 2018	15,293	15,341,068
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	28,189	28,247,710
Kinetic Concepts, Inc.
Term Loan, 5.00%, Maturing November 4, 2020	53,008	53,400,515
KUEHG Corp.
Term Loan, 5.25%, Maturing August 12, 2022	13,761	13,812,604
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	10,531	9,978,148
MPH Acquisition Holdings, LLC
Term Loan, 5.00%, Maturing June 7, 2023	26,395	26,731,930
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	7,656	7,254,061
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	5,417	5,430,561
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022	4,938	4,883,434
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	3,330	2,120,855
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	24,234	22,593,777
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	18,119	16,782,389

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		17,685	$17,284,212
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020		22,644	22,791,549
Quality Care Properties, Inc.
Term Loan, Maturing September 12, 2022(4)		27,625	27,659,531
RadNet, Inc.
Term Loan, 4.77%, Maturing July 1, 2023		14,675	14,733,084
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018		20,696	20,786,099
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022		4,282	4,281,750
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		5,828	5,798,613

			$650,044,435

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		44,040	$44,087,121

			$44,087,121

Industrial Equipment — 3.7%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		40,279	$39,775,116
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		5,651	5,488,308
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		15,523	15,567,963
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021		12,446	12,476,927
Term Loan, 5.50%, Maturing January 15, 2021		6,070	6,099,848
Filtration Group Corporation
Term Loan, Maturing November 21, 2020(4)		1,792	1,799,404
Term Loan, Maturing November 21, 2020(4)		4,083	4,083,211
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		40,911	39,808,809
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,381	6,883,646
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021		37,897	37,378,978
Harsco Corporation
Term Loan, Maturing October 21, 2023(4)		6,100	6,176,250
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		22,360	22,375,274

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Milacron, LLC
Term Loan, 4.25%, Maturing September 28, 2020		12,774	$12,845,163
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		12,338	11,104,158
Paternoster Holding IV GmbH
Term Loan, 7.13%, Maturing February 10, 2022	EUR	10,800	11,826,064
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		47,475	47,599,840
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		3,982	3,978,050
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		5,576	5,087,987
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		7,917	7,739,218
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,139	3,120,582

			$301,214,796

Insurance — 2.4%
Alliant Holdings I, Inc.
Term Loan, 4.75%, Maturing August 12, 2022		12,022	$12,045,304
Term Loan, 5.25%, Maturing August 12, 2022		5,137	5,175,653
AmWINS Group, LLC
Term Loan, 4.75%, Maturing September 6, 2019		4,617	4,650,294
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		10,849	10,925,450
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		7,018	7,038,110
Term Loan, 5.00%, Maturing August 4, 2022		30,093	30,280,954
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		19,275	19,387,431
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		16,052	13,603,891
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020		4,700	3,887,840
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		40,436	40,455,613
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		51,613	51,698,691

			$199,149,231

Leisure Goods / Activities / Movies — 2.9%
AMC Entertainment, Inc.
Term Loan, Maturing December 15, 2023(4)		5,325	$5,311,688

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Ancestry.com Operations, Inc.
Term Loan, 5.25%, Maturing October 19, 2023	20,875	$20,950,672
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing June 30, 2023	44,775	44,931,713
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	5,371	5,394,247
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	20,360	20,462,138
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	3,688	3,683,140
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	282	283,554
Term Loan, 5.50%, Maturing May 8, 2021	2,187	2,197,540
Live Nation Entertainment, Inc.
Term Loan, 3.34%, Maturing October 26, 2023	34,301	34,387,062
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	5,346	5,358,224
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022	6,459	6,511,857
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	19,781	19,904,925
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.09%, Maturing May 14, 2020	17,568	17,349,648
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)	6,446	2,578,397
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	29,290	28,631,128
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	5,161	5,044,542
UFC Holdings, LLC
Term Loan, 5.00%, Maturing August 18, 2023	15,800	15,961,286

		$238,941,761

Lodging and Casinos — 2.8%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	44,521	$44,559,002
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	5,828	5,825,682
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	1,209	1,217,392
Term Loan, 3.53%, Maturing September 15, 2023	8,125	8,192,031
Caesars Entertainment Operating Company
Revolving Loan, 0.00%, Maturing January 28, 2017(5)	1,787	1,771,007

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		9,241	$9,310,807
ESH Hospitality, Inc.
Term Loan, 3.75%, Maturing August 30, 2023		20,835	20,991,262
Gala Group Finance PLC
Term Loan, 4.74%, Maturing May 27, 2018	GBP	27,338	33,547,434
Golden Nugget, Inc.
Term Loan, 4.50%, Maturing November 21, 2019		2,836	2,871,558
Term Loan, 4.50%, Maturing November 21, 2019		6,618	6,700,301
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		3,872	3,894,205
Term Loan, 3.03%, Maturing October 25, 2023		39,583	39,848,319
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.00%, Maturing April 25, 2023		20,248	20,339,995
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		28,592	28,780,772

			$227,849,767

Nonferrous Metals / Minerals — 1.5%
Alpha Natural Resources, LLC
Term Loan, 11.00%, Maturing July 25, 2019		5,025	$5,293,837
Arch Coal, Inc.
Term Loan, 10.00%, Maturing June 15, 2021		6,927	7,068,886
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022		8,997	9,053,562
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019		38,608	36,810,373
Murray Energy Corporation
Term Loan, 9.25%, Maturing April 16, 2017		3,738	3,746,074
Term Loan, 8.25%, Maturing April 16, 2020		22,579	20,960,470
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)		3,460	1,439,189
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022		24,739	24,844,059
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019		2,017	2,025,416
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020		12,825	12,568,500
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)		2,130	852,126

			$124,662,492

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 3.7%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	51,304	$26,934,729
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	26,969	25,215,730
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	10,629	10,731,285
CITGO Petroleum Corporation
Revolving Loan, 1.21%, Maturing July 23, 2019(2)	12,500	11,785,000
Term Loan, 4.50%, Maturing July 29, 2021	15,925	15,845,375
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	7,543	7,090,612
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	2,632	1,867,135
Energy Transfer Equity L.P.
Term Loan, 3.29%, Maturing December 2, 2019	3,550	3,526,861
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	18,035	16,637,180
Term Loan, 8.00%, Maturing August 31, 2020	7,471	6,555,556
Term Loan, 8.38%, Maturing September 30, 2020	9,874	7,972,952
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	13,852	8,311,490
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	1,610	1,275,711
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	50,172	47,464,374
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	23,179	7,765,015
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(5)	18,250	4,425,625
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	31,106	17,652,590
Sheridan Investment Partners II L.P.
Term Loan, 4.34%, Maturing December 16, 2020	957	708,329
Term Loan, 4.34%, Maturing December 16, 2020	2,567	1,899,285
Term Loan, 4.34%, Maturing December 16, 2020	18,451	13,653,386
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	3,202	2,481,631
Term Loan, 4.25%, Maturing October 1, 2019	5,242	4,062,880
Term Loan, 4.25%, Maturing October 1, 2019	39,563	30,661,345
Southcross Energy Partners L.P.
Term Loan, 5.25%, Maturing August 4, 2021	7,859	6,385,678
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	1,165	986,127

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tervita Corporation
Term Loan, 7.50%, Maturing May 15, 2018	23,722	$23,559,235

		$305,455,116

Publishing — 2.2%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	201	$160,470
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	23,758	23,891,872
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	61,507	52,188,923
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	35,774	35,617,419
LSC Communications, Inc.
Term Loan, 7.00%, Maturing September 26, 2022	11,700	11,641,500
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	7,672	7,288,518
Penton Media, Inc.
Term Loan, 6.25%, Maturing October 3, 2019	10,570	10,582,781
Press Ganey Holdings, Inc.
Term Loan, 4.25%, Maturing October 21, 2023	10,975	10,988,719
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	10,386	10,415,461
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	15,679	15,273,703

		$178,049,366

Radio and Television — 2.6%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	6,864	$6,791,681
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	6,689	6,065,633
CBS Radio, Inc.
Term Loan, 4.50%, Maturing October 17, 2023	12,825	12,911,171
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	69,871	48,560,525
Entercom Radio, LLC
Term Loan, 4.02%, Maturing November 23, 2018	5,492	5,508,851
Term Loan, Maturing October 25, 2023(4)	9,775	9,848,313
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	15,618	15,644,332

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Gray Television, Inc.
Term Loan, 3.94%, Maturing June 13, 2021		4,135	$4,164,019
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		7,607	7,502,897
iHeartCommunications, Inc.
Term Loan, 7.28%, Maturing January 30, 2019		33,740	25,705,488
Term Loan, 8.03%, Maturing July 30, 2019		5,384	4,121,967
Lions Gate Entertainment Corp.
Term Loan, Maturing October 12, 2023(4)		8,325	8,349,284
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		17,290	17,316,255
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		10,873	10,913,752
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		12,330	12,376,367
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		5,542	5,531,602
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		4,526	4,539,152
Term Loan, 4.00%, Maturing March 1, 2020		7,762	7,782,830

			$213,634,119

Retailers (Except Food and Drug) — 4.0%
B&M Retail Limited
Term Loan, 3.01%, Maturing May 21, 2019	GBP	6,850	$8,335,499
Term Loan, 3.51%, Maturing April 28, 2020	GBP	5,450	6,655,321
CDW, LLC
Term Loan, 3.00%, Maturing August 4, 2023		21,359	21,454,505
Coinamatic Canada, Inc.
Term Loan, 4.25%, Maturing May 14, 2022		275	275,200
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		24,097	22,500,834
Dollar Tree, Inc.
Term Loan, 3.00%, Maturing July 6, 2022		6,807	6,883,830
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		24,426	22,655,553
Harbor Freight Tools USA, Inc.
Term Loan, 4.14%, Maturing August 19, 2023		25,386	25,581,317
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		26,720	20,612,898
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		9,074	8,967,854
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 27, 2023		29,313	29,561,406

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	24,119	$22,232,759
Party City Holdings, Inc.
Term Loan, 4.20%, Maturing August 19, 2022	19,725	19,811,490
PetSmart, Inc.
Term Loan, 4.00%, Maturing March 11, 2022	45,325	45,466,340
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	10,189	9,602,897
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	9,653	8,591,003
Rent-A-Center, Inc.
Term Loan, 3.84%, Maturing March 19, 2021	6,380	5,937,585
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	31,974	30,595,100
Vivid Seats, Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	8,850	8,750,437
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	3,100	2,699,235

		$327,171,063

Steel — 0.9%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	45,928	$45,950,009
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	7,729	7,690,593
Zekelman Industries, Inc.
Term Loan, 6.00%, Maturing June 14, 2021	20,836	21,070,503

		$74,711,105

Surface Transport — 0.6%
Hertz Corporation (The)
Term Loan, 3.50%, Maturing June 30, 2023	10,723	$10,804,503
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(2)	323	322,018
Term Loan, 4.00%, Maturing July 31, 2022	1,414	1,411,113
Term Loan, 4.00%, Maturing July 31, 2022	4,605	4,595,275
Stena International S.a.r.l.
Term Loan, 4.24%, Maturing March 3, 2021	35,595	30,522,599

		$47,655,508

Telecommunications — 2.5%
Consolidated Communications, Inc.
Term Loan, 4.00%, Maturing October 4, 2023	4,025	$4,055,187

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	66,259	$63,484,022
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	22,039	20,992,505
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	4,135	4,170,968
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	9,839	9,043,464
Term Loan, 4.00%, Maturing April 23, 2019	30,908	28,409,795
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	46,148	46,249,094
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	10,125	10,128,640
Term Loan, 3.50%, Maturing January 15, 2022	17,084	17,090,850
Term Loan, 3.70%, Maturing January 15, 2022	3,146	3,147,249

		$206,771,774

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.09%, Maturing May 3, 2020	4,191	$4,174,143
Term Loan, 3.34%, Maturing January 31, 2022	10	9,657
Calpine Corporation
Term Loan, 3.59%, Maturing May 27, 2022	40,216	40,357,337
Dayton Power & Light Company (The)
Term Loan, 4.00%, Maturing August 24, 2022	5,550	5,605,500
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	17,020	17,052,019
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	1,707	1,694,948
Term Loan, 5.00%, Maturing December 19, 2021	38,114	37,847,425
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 19, 2022	2,253	2,162,752
Lonestar Generation, LLC
Term Loan, 5.47%, Maturing February 22, 2021	18,251	15,969,826
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	3,604	3,153,828
TPF II Power, LLC
Term Loan, 5.00%, Maturing October 2, 2021	20,137	20,413,525

		$148,440,960

Total Senior Floating-Rate Loans (identified cost $7,508,586,535)		$7,233,750,942

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Corporate Bonds & Notes — 5.0%

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.3%
Virgin Media Secured Finance PLC
5.375%, 4/15/21(7)		8,823	$9,142,316
6.00%, 4/15/21(7)	GBP	11,115	14,268,000

			$23,410,316

Chemicals and Plastics — 0.2%
Hexion, Inc.
6.625%, 4/15/20		16,525	$14,542,000
PQ Corp.
6.75%, 11/15/22(7)		4,000	4,325,000

			$18,867,000

Containers and Glass Products — 0.7%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$45,725,085
4.38%, 7/15/21(7)(8)		9,925	10,148,312

			$55,873,397

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(7)		3,000	$2,985,000
9.00%, 11/15/18(7)	CAD	4,500	3,338,179

			$6,323,179

Electronics / Electrical — 0.2%
Western Digital Corp.
7.375%, 4/1/23(7)		13,000	$14,267,500

			$14,267,500

Entertainment — 0.1%
Vue International Bidco PLC
4.939%, 7/15/20(7)(8)	EUR	8,625	$9,562,304

			$9,562,304

Equipment Leasing — 0.0%(9)
International Lease Finance Corp.
7.125%, 9/1/18(7)		2,325	$2,537,156

			$2,537,156

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(7)		5,952	$6,175,069

			$6,175,069

Food Products — 0.4%
Dole Food Co., Inc.
7.25%, 5/1/19(7)		18,000	$18,292,500
Iceland Bondco PLC
4.651%, 7/15/20(7)(8)	GBP	6,075	7,064,014
6.25%, 7/15/21(7)	GBP	7,000	8,268,125

			$33,624,639

Health Care — 1.0%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		14,975	$14,789,310
5.125%, 8/1/21		7,500	6,956,250
HCA, Inc.
4.75%, 5/1/23		9,766	10,193,262
inVentiv Health, Inc.
9.00%, 1/15/18(7)		15,375	15,596,016
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(7)		13,800	14,024,250
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,281,250
4.375%, 10/1/21		9,700	9,700,000

			$84,540,338

Industrial Equipment — 0.0%
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(5)(10)		680	$0

			$0

Insurance — 0.0%(9)
Galaxy Bidco, Ltd.
5.386%, 11/15/19(7)(8)	GBP	2,500	$3,076,333

			$3,076,333

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,621,250

			$8,621,250

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 0.6%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)		25,250	$26,070,625
9.00%, 2/15/20(5)		6,175	6,391,125
9.00%, 2/15/20(5)		14,975	15,349,375

			$47,811,125

Media — 0.1%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		7,000	$7,280,000

			$7,280,000

Oil and Gas — 0.2%
CITGO Petroleum Corp.
6.25%, 8/15/22(7)		11,500	$11,816,250

			$11,816,250

Radio and Television — 0.2%
iHeartCommunications, Inc.
9.00%, 12/15/19		8,994	$6,857,925
Univision Communications, Inc.
6.75%, 9/15/22(7)		8,140	8,608,457

			$15,466,382

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(7)		12,550	$10,730,250

			$10,730,250

Telecommunications — 0.2%
Wind Acquisition Finance S.A.
4.938%, 4/30/19(7)(8)	EUR	5,005	$5,647,354
6.50%, 4/30/20(7)		7,375	7,706,875

			$13,354,229

Utilities — 0.4%
Calpine Corp.
6.00%, 1/15/22(7)		3,000	$3,137,805
7.875%, 1/15/23(7)		15,040	15,792,000
5.875%, 1/15/24(7)		5,000	5,287,500

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corp. (continued)
5.25%, 6/1/26(7)	10,925	$11,116,187

		$35,333,492

Total Corporate Bonds & Notes (identified cost $419,819,832)		$408,670,209

Asset-Backed Securities — 0.7%

Security	Principal Amount (000’s omitted)	Value
Apidos CLO XIV Series 2013-14A, Class D, 4.38%, 4/15/25(7)(8)	$4,000	$3,968,884
Series 2013-14A, Class E, 5.28%, 4/15/25(7)(8)	3,500	3,133,274
Ares XXVIII CLO, Ltd. Series 2013-3A, Class D, 4.38%, 10/17/24(7)(8)	3,000	2,966,736
Series 2013-3A, Class E, 5.78%, 10/17/24(7)(8)	3,000	2,794,710
Avery Point II CLO, Ltd. Series 2013-2A, Class D, 4.33%, 7/17/25(7)(8)	3,330	3,047,969
Series 2013-2A, Class E, 5.13%, 7/17/25(7)(8)	3,330	2,752,178
Babson CLO, Ltd. Series 2013-IA, Class D, 4.381%, 4/20/25(7)(8)	5,600	5,476,302
Series 2013-IA, Class E, 5.281%, 4/20/25(7)(8)	3,525	3,178,968
Birchwood Park CLO, Ltd. Series 2014-1A, Class E1, 5.98%, 7/15/26(7)(8)	3,500	2,990,414
Carlyle Global Market Strategies CLO, Ltd. Series 2013-3A, Class C, 4.28%, 7/15/25(7)(8)	3,000	2,937,216
Series 2013-3A, Class D, 5.48%, 7/15/25(7)(8)	2,400	2,183,330
Dryden XXVIII Senior Loan Fund Series 2013-28A, Class B1L, 4.017%, 8/15/25(7)(8)	1,400	1,321,601
Series 2013-28A, Class B2L, 4.717%, 8/15/25(7)(8)	925	799,739
Jay Park CLO, Ltd. Series 2016-1A, Class D, 7.811%, 10/20/27(7)(8)	3,000	2,970,951
Madison Park Funding XII, Ltd. Series 2014-12A, Class D, 4.381%, 7/20/26(7)(8)	3,250	3,167,333
Series 2014-12A, Class E, 5.981%, 7/20/26(7)(8)	3,250	2,944,120
Oak Hill Credit Partners VIII, Ltd. Series 2013-8A, Class D, 4.381%, 4/20/25(7)(8)	6,950	6,693,483
Palmer Square CLO, Ltd. Series 2014-1A, Class D, 6.63%, 10/17/22(7)(8)	2,000	2,006,575
Wind River CLO, Ltd. Series 2014-2A, Class E, 6.13%, 7/15/26(7)(8)	800	698,877

Total Asset-Backed Securities (identified cost $56,951,781)		$56,032,660

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Common Stocks — 0.8%

Security	Shares	Value

Aerospace and Defense — 0.4%
IAP Global Services, LLC(3)(10)(11)(12)	2,577	$30,049,021

		$30,049,021

Automotive — 0.0%(9)
Dayco Products, LLC(3)(10)(11)	88,506	$2,478,168

		$2,478,168

Business Equipment and Services — 0.0%(9)
Education Management Corp.(3)(10)(11)	65,471,595	$45,830
RCS Capital Corp.(3)(10)(11)	421,149	3,158,618

		$3,204,448

Health Care — 0.0%(9)
New Millennium Holdco, Inc.(10)(11)	421,318	$947,965

		$947,965

Lodging and Casinos — 0.0%(9)
Affinity Gaming, LLC(3)(10)(11)	206,125	$3,607,191

		$3,607,191

Nonferrous Metals / Minerals — 0.1%
ASP United/GHX Holding, LLC(3)(10)(11)	2,816	$0
Warrior Met Coal, LLC, Class A(10)(11)	14,808	4,072,200

		$4,072,200

Oil and Gas — 0.0%(9)
Southcross Holdings Group, LLC(3)(10)(11)	1,281	$0
Southcross Holdings L.P., Class A(10)(11)	1,281	477,173

		$477,173

Publishing — 0.3%
ION Media Networks, Inc.(3)(10)(11)	28,605	$15,110,305
MediaNews Group, Inc.(3)(10)(11)	162,730	5,550,719
Nelson Education, Ltd.(3)(10)(11)	32,751	0

		$20,661,024

Total Common Stocks (identified cost $18,625,392)		$65,497,190

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp., Series A-1, 7.50%(3)(10)(11)	72,851	$20,398

Total Convertible Preferred Stocks (identified cost $5,141,580)		$20,398

Short-Term Investments — 8.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(13)	703,525,882	$703,666,587

Total Short-Term Investments (identified cost $703,545,216)		$703,666,587

Total Investments — 103.2% (identified cost $8,712,670,336)		$8,467,637,986

Less Unfunded Loan Commitments — (0.4)%		$(29,342,660)

Net Investments — 102.8% (identified cost $8,683,327,676)		$8,438,295,326

Other Assets, Less Liabilities — (2.8)%		$(232,557,509)

Net Assets — 100.0%		$8,205,737,817

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

(4)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(5)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $286,225,412 or 3.5% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(9)	Amount is less than 0.05%.

(10)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(11)	Non-income producing security.

(12)	Affiliated company (see Note 9).

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,567,501	CAD	15,144,057	Goldman Sachs International	11/30/16	$274,800	$—
USD	52,845,842	EUR	46,648,578	State Street Bank and Trust Company	11/30/16	1,579,917	—
USD	26,007,965	GBP	19,645,348	HSBC Bank USA, N.A.	11/30/16	1,949,038	—
USD	38,326,432	EUR	33,958,066	HSBC Bank USA, N.A.	12/30/16	947,391	—
USD	23,336,562	GBP	17,925,967	Goldman Sachs International	12/30/16	1,363,148	—
USD	54,845,809	EUR	50,119,537	Goldman Sachs International	1/31/17	—	(404,973)
USD	50,934,318	GBP	41,768,785	State Street Bank and Trust Company	1/31/17	—	(298,633)

						$6,114,294	$(703,606)

Abbreviations:

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $7,979,782,460)	$7,734,628,739
Affiliated investment, at value (identified cost, $703,545,216)	703,666,587
Cash	56,500,437
Restricted cash*	5,512,943
Foreign currency, at value (identified cost, $344,651)	345,083
Interest receivable	32,379,831
Receivable for investments sold	15,353,143
Receivable for open forward foreign currency exchange contracts	6,114,294
Prepaid expenses	695,762
Total assets	$8,555,196,819

Liabilities
Cash collateral due to brokers	$5,512,943
Payable for investments purchased	338,441,493
Payable for open forward foreign currency exchange contracts	703,606
Payable to affiliates:
Investment adviser fee	3,465,321
Trustees’ fees	5,667
Accrued expenses	1,329,972
Total liabilities	$349,459,002
Net Assets applicable to investors’ interest in Portfolio	$8,205,737,817

Sources of Net Assets
Investors’ capital	$8,445,458,082
Net unrealized depreciation	(239,720,265)
Total	$8,205,737,817

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income	$435,994,743
Interest allocated from/dividends from affiliated investment	1,633,937
Expenses allocated from affiliated investment	(37,669)
Total investment income	$437,591,011

Expenses
Investment adviser fee	$42,753,937
Trustees’ fees and expenses	68,000
Custodian fee	1,755,724
Legal and accounting services	1,224,046
Interest expense and fees	2,582,746
Miscellaneous	375,146
Total expenses	$48,759,599

Net investment income	$388,831,412

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(243,422,510)
Investment transactions in/allocated from affiliated investment	10,584
Foreign currency and forward foreign currency exchange contract transactions	24,501,288
Net realized loss	$(218,910,638)
Change in unrealized appreciation (depreciation) —
Investments	$354,663,538
Investments — affiliated investment	121,371
Foreign currency and forward foreign currency exchange contracts	3,334,369
Net change in unrealized appreciation (depreciation)	$358,119,278

Net realized and unrealized gain	$139,208,640

Net increase in net assets from operations	$528,040,052

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$388,831,412	$494,331,626
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(218,910,638)	(21,019,593)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	358,119,278	(399,899,339)
Net increase in net assets from operations	$528,040,052	$73,412,694
Capital transactions —
Contributions	$709,970,505	$222,760,540
Withdrawals	(2,968,286,384)	(4,261,374,172)
Net decrease in net assets from capital transactions	$(2,258,315,879)	$(4,038,613,632)

Net decrease in net assets	$(1,730,275,827)	$(3,965,200,938)

Net Assets
At beginning of year	$9,936,013,644	$13,901,214,582
At end of year	$8,205,737,817	$9,936,013,644

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.58%	0.55%	0.52%	0.52%	0.54%
Net investment income	4.58%	4.27%	3.89%	4.14%	4.72%
Portfolio Turnover	27%	19%	34%	32%	42%

Total Return	7.10%	0.56%	2.23%	5.08%	7.67%

Net assets, end of year (000’s omitted)	$8,205,738	$9,936,014	$13,901,215	$16,648,042	$9,432,841

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 86.2%, 13.5%, 0.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

40

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee

41

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $42,753,937 or 0.50% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $2,169,738,295 and $4,250,167,817, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,684,509,404

Gross unrealized appreciation	$102,400,992
Gross unrealized depreciation	(348,615,070)

Net unrealized depreciation	$(246,214,078)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $703,606. At October 31, 2016, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate

42

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$6,114,294	(1)	$(703,606	)(2)

Total Derivatives subject to master netting or similar agreements	$6,114,294		$(703,606)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,637,948	$(404,973)	$(1,232,975)	$—	$—
HSBC Bank USA, N.A.	2,896,429	—	(2,896,429)	—	—
State Street Bank and Trust Company	1,579,917	(298,633)	—	(1,281,284)	—

	$6,114,294	$(703,606)	$(4,129,404)	$(1,281,284)	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(404,973)	$404,973	$—	$—	$—
State Street Bank and Trust Company	(298,633)	298,633	—	—	—

	$(703,606)	$703,606	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

43

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$25,210,410	$3,394,565

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was approximately $313,188,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $900 million ($1.175 billion prior to March 14, 2016) unsecured line of credit agreement with a group of banks, which is in effect through March 13, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above a prime rate, the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.10% prior to March 14, 2016) on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense is approximately $1,246,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2016 is $465,988 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2016.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Companies

Transactions in affiliated companies, defined as companies in which a fund owns 5% or more of the outstanding voting securities, by the Portfolio for the year ended October 31, 2016 were as follows:

	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)

IAP Global Services, LLC	2,577	—	—	2,577	$30,049,021	$—	$—

44

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$7,186,707,566	$17,700,716	$7,204,408,282
Corporate Bonds & Notes	—	408,670,209	0	408,670,209
Asset-Backed Securities	—	56,032,660	—	56,032,660
Common Stocks	—	5,497,338	59,999,852	65,497,190
Convertible Preferred Stocks	—	—	20,398	20,398
Short-Term Investments	—	703,666,587	—	703,666,587

Total Investments	$—	$8,360,574,360	$77,720,966	$8,438,295,326

Forward Foreign Currency Exchange Contracts	$—	$6,114,294	$—	$6,114,294

Total	$—	$8,366,688,654	$77,720,966	$8,444,409,620

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(703,606)	$—	$(703,606)

Total	$—	$(703,606)	$—	$(703,606)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.13% of net assets at October 31, 2016). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

45

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

46

Eaton Vance

Floating-Rate Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

47

Eaton Vance

Floating-Rate Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

48

Eaton Vance

Floating-Rate Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	1996	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

49

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

50

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.16

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 50

Federal Tax Information	20

Management and Organization	51

Important Notices	54

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market delivered solid performance for the 12-month period ended October 31, 2016, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 6.53% during the period. Positive returns for the asset class were driven by income and by price appreciation in the latter part of the period.

The first four months of the period, however, were difficult for the loan market. Volatility and price declines, which had started the previous spring, continued through February of 2016. The downturn was in part driven by technical factors, as loan supply exceeded demand. Loan mutual funds experienced net outflows as investors appeared to display a decreased appetite for risk.

Tumbling oil and gas prices also weighed on the loan market, even though energy loans represent a small portion of the S&P/LSTA Leveraged Loan Index. Significant redemptions from high yield bond funds, which have tended to own floating-rate loans as well, put further pressure on loan prices.

But in late February and early March of 2016, the loan market began a rally that would continue through the end of the period. Several factors drove the turnaround. Stabilizing commodity prices ended the rout in the energy sector. After months of falling prices, loan valuations appeared to become more attractive to investors. Increasing anticipation of a potential rate hike by the Federal Reserve Board (the Fed) made loans an appealing asset class. Technical factors contributed as well, with growing demand surpassing supply and inflows into high yield funds adding to loan demand. In late March of 2016, mutual fund flows turned positive for the first time in the period. Loan prices in the S&P/LSTA Leveraged Loan Index appreciated during every month from March 2016 through the end of the period, except for a modest downturn in June that appeared to be driven by “Brexit” fears.

With the U.S. economy continuing its low-growth recovery during the period, stable corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.95%, well below the market’s long-term average of 3.10%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Floating-Rate Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 7.83%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 6.53% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses or leverage.

The Fund has historically tended to overweight higher-rated8 loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well.

For the 12-month period, BB-rated loans in the Index returned 5.16%, B-rated loans in the Index returned 6.77%, CCC-rated loans in the Index returned 14.48% and D-rated (defaulted) loans in the Index returned 11.04%. An underweight to higher-credit risk CCC- and D-rated loans detracted from Fund performance versus the benchmark during the period. At the same time, the Fund’s overweight to higher-quality loans in the B-rated range contributed to Fund performance versus the Index.

A tailwind related to issuer size contributed to Fund performance versus the Index as well. Positioning in larger loans was a relative contributor to Fund performance versus the Index.

The Fund’s employment of investment leverage5 also contributed to relative Fund performance versus the Index, which does not employ leverage. During the 12-month period, leverage amplified both the positive coupon yield and price appreciation in the loan market.

On a sector-level basis, the Fund’s overweights to the oil and gas and the nonferrous metals/minerals sectors, two areas that outperformed the Index as commodity prices recovered during the period, contributed to relative results versus the Index. The Fund’s underweight to utilities also contributed to relative performance versus the Index. In contrast, the Fund’s underweight to lodging and casinos, a sector that outperformed the Index during the period, detracted from performance versus the Index. The Fund’s overweight to food products, a relatively defensive sector that underperformed the Index, detracted from performance relative to the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	7.93%	5.07%	4.71%
Class A at NAV	03/17/2008	08/04/1989	7.83	5.07	4.71
Class A with 2.25% Maximum Sales Charge	—	—	5.42	4.59	4.47
Class B at NAV	08/04/1989	08/04/1989	7.47	4.71	4.42
Class B with 3% Maximum Sales Charge	—	—	4.47	4.71	4.42
Class C at NAV	03/15/2008	08/04/1989	7.30	4.55	4.27
Class C with 1% Maximum Sales Charge	—	—	6.30	4.55	4.27
Class I at NAV	03/15/2008	08/04/1989	8.19	5.33	4.93
S&P/LSTA Leveraged Loan Index	—	—	6.53%	4.82%	4.62%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
Gross	1.37%	1.36%	1.71%	1.86%	1.12%
Net	1.02	1.01	1.36	1.51	0.77

% Total Leverage[5]
Borrowings					13.76%

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2006	$15,853	N.A.
Class B	$10,000	10/31/2006	$15,413	N.A.
Class C	$10,000	10/31/2006	$15,195	N.A.
Class I	$250,000	10/31/2006	$404,756	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Fund Profile6

Top 10 Issuers (% of total investments)7

TransDigm, Inc.	1.2%

Reynolds Group Holdings, Inc.	1.2

Valeant Pharmaceuticals International, Inc.	1.1

Infor (US), Inc.	1.0

Berry Plastics Holding Corporation	1.0

Asurion, LLC	0.9

Albertsons, LLC	0.9

Community Health Systems, Inc.	0.9

Ineos US Finance, LLC	0.9

Virgin Media Investment Holdings Limited	0.8

Total	9.9%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	10.6%

Health Care	10.1

Business Equipment and Services	7.6

Chemicals and Plastics	5.9

Industrial Equipment	4.7

Financial Intermediaries	4.2

Drugs	3.6

Retailers (Except Food and Drug)	3.5

Food Products	3.4

Containers and Glass Products	3.3

Total	56.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of each class is linked to the performance of Eaton Vance Prime Rate Reserves, which is the predecessor to the operations of the Fund. This linked performance is adjusted for any applicable sales or withdrawal charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Total annual Fund operating expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratio is not a result of a fee waiver or expense reimbursement. Net expense ratio excludes interest expense on borrowings. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,057.50	$7.19	1.39%
Class A	$1,000.00	$1,057.60	$7.19	1.39%
Class B	$1,000.00	$1,055.80	$8.89	1.72%
Class C	$1,000.00	$1,055.00	$9.76	1.89%
Class I	$1,000.00	$1,058.80	$5.95	1.15%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.10	$7.05	1.39%
Class A	$1,000.00	$1,018.10	$7.05	1.39%
Class B	$1,000.00	$1,016.50	$8.72	1.72%
Class C	$1,000.00	$1,015.60	$9.58	1.89%
Class I	$1,000.00	$1,019.40	$5.84	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Senior Debt Portfolio, at value (identified cost, $5,326,748,880)	$5,164,773,887
Receivable for Fund shares sold	33,386,309
Total assets	$5,198,160,196

Liabilities
Payable for Fund shares redeemed	$22,030,360
Distributions payable	3,662,472
Payable to affiliates:
Administration fee	424,605
Distribution and service fees	1,044,758
Trustees’ fees	42
Accrued expenses	646,736
Total liabilities	$27,808,973
Net Assets	$5,170,351,223

Sources of Net Assets
Paid-in capital	$5,501,739,770
Accumulated net realized loss from Portfolio	(167,550,530)
Accumulated distributions in excess of net investment income	(1,863,024)
Net unrealized depreciation from Portfolio	(161,974,993)
Total	$5,170,351,223

Advisers Class Shares
Net Assets	$127,613,205
Shares Outstanding	11,883,335
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.74

Class A Shares
Net Assets	$1,524,471,257
Shares Outstanding	141,925,376
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.74
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.99

Class B Shares
Net Assets	$7,174,237
Shares Outstanding	666,607
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.76

Class C Shares
Net Assets	$1,101,121,000
Shares Outstanding	102,712,476
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.72

Class I Shares
Net Assets	$2,409,971,524
Shares Outstanding	224,403,121
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.74

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income allocated from Portfolio	$305,652,032
Dividends allocated from Portfolio	38,659
Expenses, excluding interest expense, allocated from Portfolio	(27,372,318)
Interest expense allocated from Portfolio	(20,381,701)
Total investment income from Portfolio	$257,936,672

Expenses
Administration fee	$4,662,514
Distribution and service fees
Advisers Class	319,486
Class A	3,789,242
Class B	50,225
Class C	7,970,984
Trustees’ fees and expenses	500
Custodian fee	60,043
Transfer and dividend disbursing agent fees	3,245,093
Legal and accounting services	112,600
Printing and postage	573,329
Registration fees	244,372
Miscellaneous	49,289
Total expenses	$21,077,677

Net investment income	$236,858,995

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(125,055,630)
Foreign currency and forward foreign currency exchange contract transactions	14,711,894
Net realized loss	$(110,343,736)
Change in unrealized appreciation (depreciation) —
Investments	$207,561,559
Foreign currency and forward foreign currency exchange contracts	3,168,760
Net change in unrealized appreciation (depreciation)	$210,730,319

Net realized and unrealized gain	$100,386,583

Net increase in net assets from operations	$337,245,578

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$236,858,995	$277,603,841
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(110,343,736)	(2,550,425)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	210,730,319	(251,050,940)
Net increase in net assets from operations	$337,245,578	$24,002,476
Distributions to shareholders —
From net investment income
Advisers Class	$(6,515,796)	$(7,279,442)
Class A	(77,431,665)	(87,539,492)
Class B	(401,379)	(751,617)
Class C	(48,938,944)	(49,790,544)
Class I	(103,807,032)	(132,874,153)
Total distributions to shareholders	$(237,094,816)	$(278,235,248)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$55,209,154	$73,526,592
Class A	419,842,862	450,095,794
Class B	181,811	332,105
Class C	146,212,728	150,850,455
Class I	1,369,088,998	1,482,119,487
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	6,283,435	7,056,330
Class A	69,854,843	79,461,584
Class B	293,937	576,984
Class C	39,604,367	40,208,329
Class I	77,119,003	74,998,197
Cost of shares redeemed
Advisers Class	(91,987,182)	(86,764,319)
Class A	(683,288,274)	(874,353,428)
Class B	(3,024,184)	(5,372,342)
Class C	(242,351,446)	(298,697,463)
Class I	(1,182,556,114)	(2,208,323,861)
Net asset value of shares exchanged
Class A	1,994,517	7,988,585
Class B	(1,994,517)	(7,988,585)
Net decrease in net assets from Fund share transactions	$(19,516,062)	$(1,114,285,556)

Net increase (decrease) in net assets	$80,634,700	$(1,368,518,328)

Net Assets
At beginning of year	$5,089,716,523	$6,458,234,851
At end of year	$5,170,351,223	$5,089,716,523

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,863,024)	$(4,167,130)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.470	$10.940	$11.170	$11.060	$10.660

Income (Loss) From Operations
Net investment income(1)	$0.527	$0.504	$0.485	$0.502	$0.572
Net realized and unrealized gain (loss)	0.270	(0.469)	(0.222)	0.123	0.396

Total income from operations	$0.797	$0.035	$0.263	$0.625	$0.968

Less Distributions
From net investment income	$(0.527)	$(0.505)	$(0.493)	$(0.515)	$(0.568)

Total distributions	$(0.527)	$(0.505)	$(0.493)	$(0.515)	$(0.568)

Net asset value — End of year	$10.740	$10.470	$10.940	$11.170	$11.060

Total Return(2)	7.93%	0.28%	2.38%	5.76%	9.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$127,613	$156,112	$169,637	$212,780	$65,258
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.03%	1.02%	1.00%	0.96%	1.08%
Interest and fee expense	0.44%	0.35%	0.27%	0.22%	0.34%
Total expenses(4)	1.47%	1.37%	1.27%	1.18%	1.42%
Net investment income	5.10%	4.66%	4.36%	4.49%	5.27%
Portfolio Turnover of the Portfolio	38%	27%	38%	29%	37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.480	$10.950	$11.180	$11.060	$10.660

Income (Loss) From Operations
Net investment income(1)	$0.527	$0.504	$0.485	$0.505	$0.571
Net realized and unrealized gain (loss)	0.261	(0.469)	(0.222)	0.130	0.397

Total income from operations	$0.788	$0.035	$0.263	$0.635	$0.968

Less Distributions
From net investment income	$(0.528)	$(0.505)	$(0.493)	$(0.515)	$(0.568)

Total distributions	$(0.528)	$(0.505)	$(0.493)	$(0.515)	$(0.568)

Net asset value — End of year	$10.740	$10.480	$10.950	$11.180	$11.060

Total Return(2)	7.83%	0.37%	2.28%	5.85%	9.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,524,471	$1,684,665	$2,101,269	$2,224,597	$959,179
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.03%	1.01%	1.00%	0.97%	1.08%
Interest and fee expense	0.44%	0.35%	0.27%	0.22%	0.34%
Total expenses(4)	1.47%	1.36%	1.27%	1.19%	1.42%
Net investment income	5.10%	4.66%	4.36%	4.52%	5.26%
Portfolio Turnover of the Portfolio	38%	27%	38%	29%	37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.500	$10.970	$11.200	$11.090	$10.680

Income (Loss) From Operations
Net investment income(1)	$0.496	$0.468	$0.447	$0.483	$0.532
Net realized and unrealized gain (loss)	0.258	(0.470)	(0.222)	0.105	0.410

Total income (loss) from operations	$0.754	$(0.002)	$0.225	$0.588	$0.942

Less Distributions
From net investment income	$(0.494)	$(0.468)	$(0.455)	$(0.478)	$(0.532)

Total distributions	$(0.494)	$(0.468)	$(0.455)	$(0.478)	$(0.532)

Net asset value — End of year	$10.760	$10.500	$10.970	$11.200	$11.090

Total Return(2)	7.47%	(0.06)%	2.02%	5.40%	9.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,174	$11,654	$24,737	$40,296	$55,277
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.38%	1.36%	1.35%	1.33%	1.45%
Interest and fee expense	0.44%	0.35%	0.27%	0.22%	0.34%
Total expenses(4)	1.82%	1.71%	1.62%	1.55%	1.79%
Net investment income	4.80%	4.31%	4.01%	4.31%	4.90%
Portfolio Turnover of the Portfolio	38%	27%	38%	29%	37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.460	$10.920	$11.160	$11.040	$10.640

Income (Loss) From Operations
Net investment income(1)	$0.474	$0.449	$0.429	$0.451	$0.516
Net realized and unrealized gain (loss)	0.261	(0.459)	(0.232)	0.128	0.399

Total income (loss) from operations	$0.735	$(0.010)	$0.197	$0.579	$0.915

Less Distributions
From net investment income	$(0.475)	$(0.450)	$(0.437)	$(0.459)	$(0.515)

Total distributions	$(0.475)	$(0.450)	$(0.437)	$(0.459)	$(0.515)

Net asset value — End of year	$10.720	$10.460	$10.920	$11.160	$11.040

Total Return(2)	7.30%	(0.14)%	1.77%	5.33%	8.80%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,101,121	$1,133,487	$1,293,026	$1,324,676	$748,843
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	1.53%	1.51%	1.50%	1.47%	1.58%
Interest and fee expense	0.44%	0.35%	0.27%	0.22%	0.34%
Total expenses(4)	1.97%	1.86%	1.77%	1.69%	1.92%
Net investment income	4.60%	4.16%	3.86%	4.05%	4.76%
Portfolio Turnover of the Portfolio	38%	27%	38%	29%	37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.470	$10.940	$11.180	$11.060	$10.660

Income (Loss) From Operations
Net investment income(1)	$0.551	$0.530	$0.513	$0.532	$0.605
Net realized and unrealized gain (loss)	0.271	(0.468)	(0.232)	0.131	0.391

Total income from operations	$0.822	$0.062	$0.281	$0.663	$0.996

Less Distributions
From net investment income	$(0.552)	$(0.532)	$(0.521)	$(0.543)	$(0.596)

Total distributions	$(0.552)	$(0.532)	$(0.521)	$(0.543)	$(0.596)

Net asset value — End of year	$10.740	$10.470	$10.940	$11.180	$11.060

Total Return(2)	8.19%	0.53%	2.54%	6.11%	9.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,409,972	$2,103,799	$2,869,565	$3,193,359	$1,319,604
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees(4)	0.78%	0.77%	0.75%	0.72%	0.77%
Interest and fee expense	0.44%	0.35%	0.27%	0.22%	0.34%
Total expenses(4)	1.22%	1.12%	1.02%	0.94%	1.11%
Net investment income	5.33%	4.89%	4.61%	4.76%	5.54%
Portfolio Turnover of the Portfolio	38%	27%	38%	29%	37%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.0% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$237,094,816	$278,235,248

During the year ended October 31, 2016, accumulated net realized loss was decreased by $150,168,790, accumulated distributions in excess of net investment income was decreased by $2,539,927 and paid-in capital was decreased by $152,708,717 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,799,448
Capital loss carryforwards and deferred capital losses	$(216,204,697)
Net unrealized depreciation	$(113,320,826)
Other temporary differences	$(3,662,472)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders and the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $79,404,388 and deferred capital losses of $136,800,309 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($50,458,629), October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $1,685,131 are short-term and $135,115,178 are long-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $4,662,514. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $114,830 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $81,369 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Notes to Financial Statements — continued

attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $319,486 for Advisers Class shares and $3,789,242 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $33,483 and $6,376,787 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class B and Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $16,742 and $1,594,197 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $29,000, $1,000 and $78,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $692,929,869 and $985,142,241, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2016	2015

Sales	5,315,373	6,777,260
Issued to shareholders electing to receive payments of distributions in Fund shares	607,956	654,115
Redemptions	(8,945,136)	(8,029,464)

Net decrease	(3,021,807)	(598,089)

	Year Ended October 31,
Class A	2016	2015

Sales	40,501,814	41,576,499
Issued to shareholders electing to receive payments of distributions in Fund shares	6,757,132	7,359,459
Redemptions	(66,326,942)	(80,855,254)
Exchange from Class B shares	194,609	736,259

Net decrease	(18,873,387)	(31,183,037)

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2016	2015

Sales	17,376	30,432
Issued to shareholders electing to receive payments of distributions in Fund shares	28,454	53,247
Redemptions	(295,001)	(494,524)
Exchange to Class A shares	(194,334)	(734,611)

Net decrease	(443,505)	(1,145,456)

	Year Ended October 31,
Class C	2016	2015

Sales	14,081,504	13,973,348
Issued to shareholders electing to receive payments of distributions in Fund shares	3,838,160	3,732,511
Redemptions	(23,609,629)	(27,671,703)

Net decrease	(5,689,965)	(9,965,844)

	Year Ended October 31,
Class I	2016	2015

Sales	131,479,175	136,704,339
Issued to shareholders electing to receive payments of distributions in Fund shares	7,449,228	6,953,048
Redemptions	(115,376,316)	(205,025,968)

Net increase (decrease)	23,552,087	(61,368,581)

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 113.8%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.2%
IAP Worldwide Services, Inc.
Revolving Loan, 1.52%, Maturing July 18, 2018(2)		944	$902,705
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		1,276	1,021,190
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		37,740	34,902,031
TransDigm, Inc.
Term Loan, 3.82%, Maturing February 28, 2020		29,736	29,754,389
Term Loan, 3.83%, Maturing June 4, 2021		15,835	15,820,662
Term Loan, 3.75%, Maturing June 9, 2023		28,331	28,274,833
Wesco Aircraft Hardware Corp.
Term Loan, 3.29%, Maturing September 23, 2021		7,000	6,991,250

			$117,667,060

All Telecom — 0.1%
Ciena Corporation
Term Loan, 4.25%, Maturing April 25, 2021		4,975	$4,999,875

			$4,999,875

Automotive — 3.2%
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		7,846	$7,881,892
Term Loan, Maturing October 26, 2023(4)		475	477,375
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		13,371	13,404,239
FCA US, LLC
Term Loan, 3.50%, Maturing May 24, 2017		8,442	8,461,304
Term Loan, 3.25%, Maturing December 31, 2018		16,377	16,406,632
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		36,942	35,852,153
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.86%, Maturing April 30, 2019		16,125	16,248,824
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		12,013	12,057,547
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		19,510	19,612,332
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	6,881	7,624,666
Term Loan, 4.50%, Maturing June 30, 2022		15,266	15,316,985
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		10,902	10,909,195

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Tweddle Group, Inc.
Term Loan, Maturing October 13, 2023(4)	5,775	$5,688,375

		$169,941,519

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	5,833	$4,958,279
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	2,000	1,610,000

		$6,568,279

Brokerage / Securities Dealers / Investment Houses — 0.8%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing May 25, 2023	8,683	$8,704,571
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	23,868	19,333,414
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	2,704	2,705,820
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023	3,800	3,724,000
Salient Partners L.P.
Term Loan, 9.50%, Maturing May 19, 2021	6,625	6,343,358

		$40,811,163

Building and Development — 3.0%
American Bath Group, LLC
Term Loan, 6.75%, Maturing September 30, 2023	5,000	$5,012,500
American Builders & Contractors Supply Co.
Term Loan, Maturing October 31, 2023(4)	18,600	18,704,625
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	8,643	8,697,396
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019	1,149	1,156,235
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	12,991	13,072,581
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	29,308	29,308,449
Headwaters, Incorporated
Term Loan, 4.00%, Maturing March 24, 2022	14,693	14,778,222
Henry Company, LLC
Term Loan, 5.50%, Maturing October 5, 2023	4,225	4,256,688
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	10,329	10,392,027

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	13,129	$13,195,629
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	12,333	12,343,263
Realogy Corporation
Term Loan, 3.75%, Maturing July 20, 2022	10,589	10,675,650
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	5,308	5,351,766
WireCo WorldGroup, Inc.
Term Loan, 6.50%, Maturing July 13, 2023	4,200	4,221,000
Term Loan - Second Lien, 10.00%, Maturing July 20, 2024	9,850	9,899,250

		$161,065,281

Business Equipment and Services — 9.2%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	15,438	$14,884,426
AlixPartners, LLP
Term Loan, 4.00%, Maturing July 28, 2022	16,867	16,935,642
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	10,307	9,997,512
Camelot UK Holdco Limited
Term Loan, 4.75%, Maturing October 3, 2023	10,350	10,377,490
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	15,910	15,919,479
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	5,511	5,419,151
Corporate Capital Trust, Inc.
Term Loan, 4.13%, Maturing May 20, 2019	13,079	13,128,416
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022	6,052	6,089,557
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	15,391	11,004,586
Education Management, LLC
Revolving Loan, 2.07%, Maturing March 31, 2019(2)(3)	5,858	2,050,354
Term Loan, 5.50%, Maturing July 2, 2020	3,491	959,972
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020	6,526	358,913
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019	48,647	47,507,278
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	8,123	8,149,051

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020		8,929	$8,966,160
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		2,257	2,241,461
Term Loan, 4.00%, Maturing November 6, 2020		12,682	12,594,964
Term Loan, 4.75%, Maturing November 6, 2020	CAD	10,759	7,700,217
Global Payments, Inc.
Term Loan, 3.03%, Maturing April 22, 2023		2,530	2,543,720
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		17,200	17,360,775
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		12,633	12,671,016
ION Trading Finance Limited
Term Loan, 4.25%, Maturing August 11, 2023	EUR	8,271	9,184,486
Term Loan, 4.25%, Maturing August 11, 2023		8,573	8,591,436
J.D. Power and Associates
Term Loan, 5.25%, Maturing September 7, 2023		5,575	5,637,719
KAR Auction Services, Inc.
Term Loan, 4.06%, Maturing March 11, 2021		8,132	8,191,713
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		35,328	35,419,395
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		14,950	15,272,095
Term Loan, Maturing October 4, 2023(4)		44,725	44,973,090
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		15,351	14,199,754
Monitronics International, Inc.
Term Loan, 6.50%, Maturing September 30, 2022		19,403	19,306,353
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		9,914	9,944,725
Prime Security Services Borrower, LLC
Term Loan, 4.75%, Maturing May 2, 2022		11,820	11,917,893
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		23,209	23,316,468
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		26,713	26,603,996
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		2,787	2,809,601
TransUnion, LLC
Term Loan, Maturing April 9, 2021(4)		13,000	13,055,718
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.00%, Maturing September 2, 2021		11,346	11,422,644
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		4,528	4,528,210

			$491,235,436

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 3.3%
Altice US Finance I Corporation
Term Loan, Maturing January 15, 2025(4)		8,625	$8,668,125
Block Communications, Inc.
Term Loan, 4.09%, Maturing November 7, 2021		2,107	2,121,523
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		20,000	20,143,936
CSC Holdings, LLC
Term Loan, 3.88%, Maturing October 11, 2024		30,066	30,209,865
MCC Iowa, LLC
Term Loan, 3.25%, Maturing January 29, 2021		5,298	5,327,120
Numericable Group SA
Term Loan, 4.50%, Maturing April 15, 2023	EUR	2,985	3,320,962
Numericable U.S., LLC
Term Loan, 5.14%, Maturing January 15, 2024		6,094	6,140,083
Term Loan, Maturing January 13, 2025(4)		4,000	3,991,252
Telenet International Finance S.a.r.l.
Term Loan, 4.36%, Maturing June 30, 2024		6,125	6,147,969
UPC Financing Partnership
Term Loan, 4.08%, Maturing August 31, 2024		23,875	24,027,203
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		32,699	32,859,233
Term Loan, 4.25%, Maturing June 30, 2023	GBP	4,450	5,473,253
Ziggo Secured Finance BV
Term Loan, 3.75%, Maturing August 31, 2024	EUR	23,000	25,435,876

			$173,866,400

Chemicals and Plastics — 6.7%
A. Schulman, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	EUR	96	$104,801
Term Loan, 4.00%, Maturing June 1, 2022		9,697	9,715,423
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 5.13%, Maturing September 13, 2023		4,277	4,328,222
Allnex USA, Inc.
Term Loan, 5.13%, Maturing September 13, 2023		3,223	3,260,841
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		2,514	2,517,717
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		28,210	28,451,454
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		4,504	4,463,308
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		3,789	3,821,044
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		5,325	5,311,688

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		1,581	$1,577,388
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		9,566	9,545,892
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		12,187	12,286,433
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		15,794	15,894,862
Term Loan, 4.25%, Maturing April 1, 2023		5,672	5,738,781
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	3,644	4,060,464
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	7,591	8,435,565
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		34,168	34,266,845
Term Loan, 4.25%, Maturing March 31, 2022		5,861	5,896,115
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		24,700	24,910,987
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		5,930	5,856,362
MacDermid Agricultural Solutions Holdings B.V.
Term Loan, 4.75%, Maturing October 6, 2023	EUR	2,000	2,224,773
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		4,307	4,348,669
Term Loan, 5.00%, Maturing June 7, 2023		35,721	36,070,592
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		15,129	15,271,131
Orion Engineered Carbons GmbH
Term Loan, 3.84%, Maturing July 25, 2021		5,361	5,394,752
OXEA Finance & Cy S.C.A.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	1,940	2,068,076
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		5,750	5,506,069
PQ Corporation
Term Loan, 5.75%, Maturing November 4, 2022		11,178	11,254,329
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		3,632	3,627,617
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		580	582,898
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		3,289	3,303,089
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		17,770	17,877,417

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		31,002	$30,858,852
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		12,607	12,633,389
Versum Materials, Inc.
Term Loan, 3.34%, Maturing September 29, 2023		4,400	4,430,250
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		9,554	9,589,890

			$355,485,985

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		12,831	$12,536,512
Samsonite International S.A.
Term Loan, 4.00%, Maturing May 12, 2023		3,903	3,936,919

			$16,473,431

Conglomerates — 0.5%
Bestway UK Holdco Limited
Term Loan, 4.77%, Maturing October 6, 2021	GBP	1,103	$1,354,598
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		10,832	10,155,439
Spectrum Brands, Inc.
Term Loan, 3.29%, Maturing June 23, 2022		9,637	9,741,029
Term Loan, 4.50%, Maturing June 23, 2022	CAD	9,369	7,019,823

			$28,270,889

Containers and Glass Products — 3.5%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		24,096	$24,168,532
Term Loan, 3.50%, Maturing January 6, 2021		26,886	26,950,863
Term Loan, 3.75%, Maturing October 1, 2022		12,784	12,839,929
Constantia Flexibles Group GmbH
Term Loan, 4.00%, Maturing April 30, 2022		4,000	4,017,500
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		18,441	18,631,921
Horizon Holdings III SAS
Term Loan, 4.50%, Maturing August 1, 2022	EUR	14,475	16,080,837
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020		2,338	2,338,270
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		5,659	5,609,336

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Holdings, Inc.
Term Loan, 4.25%, Maturing February 5, 2023	45,491	$45,648,245
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.00%, Maturing March 13, 2022	25,937	26,008,004
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	3,343	3,345,987

		$185,639,424

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022	13,167	$13,167,000
Revlon Consumer Products Corporation
Term Loan, 4.25%, Maturing September 7, 2023	2,625	2,634,434

		$15,801,434

Drugs — 4.4%
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	15,472	$15,549,365
Alkermes, Inc.
Term Loan, 3.59%, Maturing September 25, 2021	6,845	6,862,226
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021	3,692	3,700,762
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	17,011	17,107,153
Arbor Pharmaceuticals, Inc.
Term Loan, 6.00%, Maturing June 28, 2023	11,908	12,034,523
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021	18,692	18,720,951
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022	23,139	23,135,322
Horizon Pharma, Inc.
Term Loan, 4.00%, Maturing May 7, 2021	11,256	11,242,139
Term Loan, Maturing October 18, 2021(4)	5,000	5,028,125
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	45,389	45,431,225
Mallinckrodt International Finance S.A.
Term Loan, 3.34%, Maturing March 19, 2021	4,754	4,752,062
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.29%, Maturing October 20, 2018	7,108	7,097,168
Term Loan, 5.25%, Maturing December 11, 2019	18,600	18,613,867
Term Loan, 5.25%, Maturing August 5, 2020	20,484	20,492,106
Term Loan, 5.50%, Maturing April 1, 2022	22,964	23,002,924

		$232,769,918

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.9%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		15,252	$15,286,794
Casella Waste Systems, Inc.
Term Loan, 4.00%, Maturing October 3, 2023		4,900	4,930,625
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		9,675	9,699,438
GFL Environmental, Inc.
Term Loan, 3.75%, Maturing September 23, 2023		13,425	13,458,563
Term Loan, 4.60%, Maturing September 27, 2023	CAD	9,775	7,292,261

			$50,667,681

Electronics / Electrical — 12.7%
Answers Corporation
Term Loan, 0.00%, Maturing October 3, 2021(5)		18,663	$9,937,944
Applied Systems, Inc.
Term Loan, 4.00%, Maturing January 25, 2021		19,157	19,214,433
Avago Technologies Cayman Ltd.
Term Loan, 3.53%, Maturing February 1, 2023		49,436	50,007,510
Avast Software B.V.
Term Loan, 4.75%, Maturing July 18, 2022	EUR	4,000	4,476,990
Term Loan, 5.00%, Maturing September 30, 2022		17,025	17,190,994
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021		7,172	6,992,262
CommScope, Inc.
Term Loan, 3.25%, Maturing December 29, 2022		9,313	9,375,781
Cypress Semiconductor Corporation
Term Loan, 6.50%, Maturing July 5, 2021		8,101	8,198,505
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022		2,541	2,557,403
Term Loan - Second Lien, 9.50%, Maturing June 25, 2023		3,475	3,530,020
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021		4,212	4,220,396
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		2,884	2,901,951
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		8,414	8,224,208
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020		10,037	10,037,492
Term Loan, 4.50%, Maturing April 6, 2020		3,491	3,497,796
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021		40,202	40,495,674

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022		18,762	$18,858,210
Term Loan - Second Lien, 8.25%, Maturing July 1, 2023		4,875	4,917,656
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		3,042	3,033,962
Term Loan, 3.75%, Maturing June 3, 2020		57,102	57,030,155
Term Loan, 4.00%, Maturing June 3, 2020	EUR	3,716	4,108,702
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022		29,048	28,587,148
Lattice Semiconductor Corporation
Term Loan, 5.51%, Maturing March 10, 2021		11,224	11,168,264
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.63%, Maturing May 7, 2021		8,322	8,415,336
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019		12,077	12,140,531
Term Loan, 4.50%, Maturing November 20, 2021		20,422	20,527,374
Magic Newco, LLC
Term Loan, 6.50%, Maturing December 12, 2018		35,611	35,713,396
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021		10,680	10,724,090
Microsemi Corporation
Term Loan, 3.75%, Maturing January 15, 2023		955	964,591
MTS Systems Corporation
Term Loan, 5.00%, Maturing July 5, 2023		9,450	9,568,125
NXP B.V.
Term Loan, 3.34%, Maturing January 11, 2020		9,431	9,481,618
Term Loan, 3.41%, Maturing December 7, 2020		6,985	7,017,123
ON Semiconductor Corporation
Term Loan, 3.78%, Maturing March 31, 2023		8,125	8,181,583
Rackspace Hosting, Inc.
Term Loan, Maturing October 26, 2023(4)		2,500	2,517,635
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021		18,049	18,041,299
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022		2,450	2,422,438
Rocket Software, Inc.
Term Loan, 5.25%, Maturing October 14, 2023		8,500	8,553,125
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021		832	824,965
SkillSoft Corporation
Term Loan, 5.84%, Maturing April 28, 2021		32,079	28,610,590
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022		1,812	1,827,675
Term Loan, 4.00%, Maturing July 8, 2022		14,885	15,017,908

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019		10,163	$10,188,438
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019		19,332	19,404,467
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021		3,575	3,544,007
Uber Technologies
Term Loan, 5.00%, Maturing July 13, 2023		30,025	30,193,891
Veritas US, Inc.
Term Loan, 6.63%, Maturing January 27, 2023		15,801	14,761,996
Vertafore, Inc.
Term Loan, 4.75%, Maturing June 30, 2023		22,651	22,766,519
Wall Street Systems Delaware, Inc.
Term Loan, 4.75%, Maturing August 23, 2023		16,798	16,871,728
Term Loan, 3.45%, Maturing August 31, 2023	EUR	2,000	2,217,456
Western Digital Corporation
Term Loan, 4.50%, Maturing April 29, 2023		10,214	10,345,277
Zebra Technologies Corporation
Term Loan, 4.09%, Maturing October 27, 2021		16,405	16,595,937

			$676,002,574

Equipment Leasing — 0.7%
Delos Finance S.a.r.l.
Term Loan, 3.59%, Maturing March 6, 2021		23,375	$23,567,844
Flying Fortress, Inc.
Term Loan, 3.59%, Maturing April 30, 2020		11,500	11,595,231

			$35,163,075

Financial Intermediaries — 5.1%
Americold Realty Operating Partnership L.P.
Term Loan, 5.75%, Maturing December 1, 2022		3,192	$3,241,875
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020		17,616	17,293,203
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020		4,650	4,553,127
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018		21,680	21,754,857
Clipper Acquisitions Corp.
Term Loan, 3.09%, Maturing February 6, 2020		12,213	12,232,738
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023		9,325	9,383,281
First Data Corporation
Term Loan, 3.52%, Maturing March 24, 2021		7,584	7,634,745
Term Loan, 4.27%, Maturing July 8, 2022		35,775	36,068,140

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	16,174	$16,093,418
Guggenheim Partners, LLC
Term Loan, 3.50%, Maturing July 21, 2023	32,106	32,246,010
Harbourvest Partners, LLC
Term Loan, 3.38%, Maturing February 4, 2021	4,855	4,826,985
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019(3)	2,209	2,050,595
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	2,704	2,711,769
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	1,706	1,710,295
Term Loan, 6.25%, Maturing September 4, 2018	5,638	5,652,132
Term Loan, 6.25%, Maturing September 4, 2018	12,071	12,101,546
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	8,244	8,262,194
Outerwall, Inc.
Term Loan, 5.25%, Maturing September 27, 2023	8,275	8,350,857
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	9,609	9,621,058
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	10,803	10,823,562
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	9,349	9,431,117
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	35,972	33,859,033

		$269,902,537

Food Products — 3.6%
AdvancePierre Foods, Inc.
Term Loan, 4.50%, Maturing June 2, 2023	26,395	$26,625,568
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019	2,375	2,389,463
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019	3,265	3,280,159
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	12,719	11,839,726
Term Loan - Second Lien, 8.25%, Maturing August 18, 2021	6,263	4,864,266
Dole Food Company, Inc.
Term Loan, 4.56%, Maturing November 1, 2018	29,843	29,991,900
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	5,988	5,953,845

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		17,034	$17,055,581
Term Loan, 3.75%, Maturing September 18, 2020		13,507	13,507,250
Term Loan, 4.00%, Maturing October 30, 2022		5,856	5,855,680
Keurig Green Mountain, Inc.
Term Loan, 2.31%, Maturing March 3, 2021		1,975	1,947,844
Term Loan, 5.25%, Maturing March 3, 2023		8,487	8,614,128
Meldrew Participations B.V.
Term Loan, 8.50%, (5.00% Cash, 3.50% PIK), Maturing October 31, 2019	EUR	6,796	4,793,268
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(6)	EUR	4,361	203,466
NBTY, Inc.
Term Loan, 5.00%, Maturing May 5, 2023		28,257	28,366,935
Term Loan, 6.25%, Maturing May 5, 2023	GBP	2,494	3,090,268
Oak Tea, Inc.
Term Loan, 4.25%, Maturing July 2, 2022		17,355	17,376,431
R&R Ice Cream PLC
Term Loan, 3.00%, Maturing September 26, 2023	EUR	5,500	6,125,359

			$191,881,137

Food Service — 2.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		25,586	$25,734,851
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		6,409	6,385,007
Focus Brands, Inc.
Term Loan, 5.00%, Maturing October 3, 2023		2,800	2,827,418
Landry’s, Inc.
Term Loan, 4.00%, Maturing October 4, 2023		20,575	20,725,033
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023		6,967	7,081,138
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018		6,062	6,084,334
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.53%, Maturing July 2, 2019		5,651	5,587,403
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.59%, Maturing May 14, 2020		1,790	1,799,571
Weight Watchers International, Inc.
Term Loan, 4.07%, Maturing April 2, 2020		44,018	33,849,558
Yum! Brands, Inc.
Term Loan, 3.29%, Maturing June 16, 2023		7,107	7,187,143

			$117,261,456

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 2.4%
Albertsons, LLC
Term Loan, 4.50%, Maturing August 25, 2021	13,228	$13,337,064
Term Loan, 4.75%, Maturing December 21, 2022	4,608	4,657,327
Term Loan, 4.75%, Maturing June 22, 2023	36,580	36,975,421
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	2,998	2,947,564
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	28,475	28,612,532
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	6,000	6,023,250
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	35,968	36,114,348

		$128,667,506

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, Maturing October 27, 2023(4)	7,625	$7,548,750

		$7,548,750

Health Care — 11.0%
Acadia Healthcare Company, Inc.
Term Loan, 3.75%, Maturing February 11, 2022	2,063	$2,070,987
ADMI Corp.
Term Loan, 5.25%, Maturing April 30, 2022	9,755	9,840,188
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	5,160	5,224,654
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	14,846	14,805,540
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	17,335	16,699,712
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	995	996,310
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	4,455	4,455,000
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	4,549	4,577,435
Beaver-Visitec International, Inc.
Term Loan, 6.00%, Maturing August 21, 2023	5,750	5,735,625
BioClinica, Inc.
Term Loan, 5.25%, Maturing October 20, 2023	4,850	4,837,875
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	5,927	5,933,968

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	23,530	$23,206,718
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	757	761,772
CHG Healthcare Services, Inc.
Term Loan, 4.75%, Maturing June 7, 2023	14,204	14,300,011
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	8,999	8,580,286
Term Loan, 4.00%, Maturing January 27, 2021	28,362	26,954,510
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	4,288	4,293,254
Convatec, Inc.
Term Loan, Maturing October 10, 2023(4)	4,300	4,316,125
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 15, 2021	10,100	10,075,018
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	8,806	8,830,031
DJO Finance, LLC
Term Loan, 4.25%, Maturing April 21, 2020	19,750	19,537,688
Term Loan, 4.25%, Maturing June 8, 2020	5,768	5,706,143
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	28,205	28,284,362
Term Loan, 4.50%, Maturing October 28, 2022	995	999,824
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	2,088	2,100,581
Term Loan, 4.25%, Maturing August 30, 2020	6,830	6,872,577
Genoa, a QoL Healthcare Company, LLC
Term Loan, Maturing October 25, 2023(4)	4,325	4,331,760
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	15,854	15,663,694
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	20,879	20,795,892
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021	18,208	18,307,746
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	9,325	9,324,826
inVentiv Health, Inc.
Term Loan, 8.75%, Maturing May 15, 2018	3,070	3,077,795
Term Loan, 8.75%, Maturing May 15, 2018	23,528	23,601,603
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	25,259	25,311,491
Kinetic Concepts, Inc.
Term Loan, 5.00%, Maturing November 4, 2020	34,146	34,398,832

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
KUEHG Corp.
Term Loan, 5.25%, Maturing August 12, 2022		14,751	$14,806,454
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		6,434	6,096,067
MPH Acquisition Holdings, LLC
Term Loan, 5.00%, Maturing June 7, 2023		29,649	30,027,308
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		4,677	4,431,809
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021		7,309	7,327,123
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022		4,893	4,839,151
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020		2,452	1,561,648
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019		20,695	19,294,685
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020		15,445	14,305,956
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		20,716	20,246,338
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020		17,342	17,454,888
Quality Care Properties, Inc.
Term Loan, Maturing September 12, 2022(4)		21,225	21,251,531
RadNet, Inc.
Term Loan, 4.77%, Maturing July 1, 2023		13,599	13,652,837
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018		8,406	8,442,596
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022		1,015	1,014,750
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		8,265	8,223,545

			$587,786,519

Home Furnishings — 0.7%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		34,798	$34,835,274

			$34,835,274

Industrial Equipment — 5.6%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		28,576	$28,218,388
Coherent Holding GmbH
Term Loan, Maturing July 18, 2023(4)	EUR	8,850	9,878,362

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Delachaux S.A.
Term Loan, 4.00%, Maturing October 28, 2021	EUR	4,377	$4,717,311
Term Loan, 4.50%, Maturing October 28, 2021		3,881	3,769,159
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		16,430	16,477,513
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021		10,222	10,247,640
Term Loan, 5.50%, Maturing January 15, 2021		4,154	4,174,896
Filtration Group Corporation
Term Loan, 4.25%, Maturing November 21, 2020		11,279	11,326,557
Term Loan, Maturing November 21, 2020(4)		3,023	3,023,314
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		26,344	25,633,938
Term Loan, 4.75%, Maturing July 30, 2020	EUR	3,225	3,479,194
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021		46,314	45,680,723
Generac Power Systems, Inc.
Term Loan, Maturing May 31, 2023(4)		2,839	2,831,486
Harsco Corporation
Term Loan, Maturing October 21, 2023(4)		4,550	4,606,875
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		20,059	20,073,379
Milacron, LLC
Term Loan, 4.25%, Maturing September 28, 2020		15,340	15,425,956
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		11,913	10,721,621
Paternoster Holding IV GmbH
Term Loan, 7.13%, Maturing February 10, 2022	EUR	9,575	10,484,681
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		44,716	44,833,912
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		4,079	4,074,688
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		5,362	4,892,515
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		8,760	8,562,442
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		7,874	7,828,345

			$300,962,895

Insurance — 3.4%
Alliant Holdings I, Inc.
Term Loan, 4.75%, Maturing August 12, 2022		13,413	$13,439,356
Term Loan, 5.25%, Maturing August 12, 2022		3,691	3,718,431

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
AmWINS Group, LLC
Term Loan, 4.75%, Maturing September 6, 2019	32,746	$32,981,434
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022	9,001	9,064,282
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023	1,000	1,006,250
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	14,972	15,014,359
Term Loan, 5.00%, Maturing August 4, 2022	28,782	28,961,404
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	12,675	12,748,933
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	11,055	9,369,253
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	6,266	5,183,160
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	18,884	18,893,012
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	28,424	28,471,851

		$178,851,725

Leisure Goods / Activities / Movies — 3.2%
AMC Entertainment, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	659	$664,210
Term Loan, Maturing December 15, 2023(4)	3,975	3,965,063
Ancestry.com Operations, Inc.
Term Loan, 5.25%, Maturing October 19, 2023	15,550	15,606,369
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing June 30, 2023	32,225	32,337,787
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	6,821	6,850,533
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	9,858	9,907,603
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	1,497	1,495,503
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	643	646,502
Term Loan, 5.50%, Maturing May 8, 2021	4,985	5,010,392
Live Nation Entertainment, Inc.
Term Loan, 3.34%, Maturing October 26, 2023	10,133	10,158,643
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	11,279	11,304,614
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022	4,473	4,509,154

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021		14,026	$14,113,763
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.09%, Maturing May 14, 2020		16,919	16,709,182
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)		916	366,239
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		15,263	14,919,632
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019		4,220	4,124,835
UFC Holdings, LLC
Term Loan, 5.00%, Maturing August 18, 2023		10,300	10,405,142
Term Loan - Second Lien, 8.50%, Maturing August 18, 2024		5,000	5,063,540

			$168,158,706

Lodging and Casinos — 3.6%
Affinity Gaming, LLC
Term Loan, 5.00%, Maturing July 1, 2023		2,992	$3,007,462
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		29,080	29,104,593
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		1,877	1,876,289
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		1,263	1,272,469
Term Loan, 3.53%, Maturing September 15, 2023		5,975	6,024,294
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(5)		6,346	7,036,363
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		11,012	11,095,509
ESH Hospitality, Inc.
Term Loan, 3.75%, Maturing August 30, 2023		30,092	30,317,971
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		1,842	1,856,966
Gala Group Finance PLC
Term Loan, 4.74%, Maturing May 27, 2018	GBP	15,225	18,682,968
Golden Nugget, Inc.
Term Loan, 4.50%, Maturing November 21, 2019		1,178	1,192,485
Term Loan, 4.50%, Maturing November 21, 2019		2,748	2,782,464
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		3,315	3,333,980
Term Loan, 3.03%, Maturing October 25, 2023		33,889	34,115,688

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.00%, Maturing April 25, 2023	13,930	$13,993,117
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	28,389	28,576,298

		$194,268,916

Nonferrous Metals / Minerals — 1.8%
Alpha Natural Resources, LLC
Term Loan, 11.00%, Maturing July 25, 2019	1,700	$1,790,950
Arch Coal, Inc.
Term Loan, 10.00%, Maturing June 15, 2021	5,754	5,871,311
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	12,618	12,697,053
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019	18,683	17,813,383
Global Brass & Copper, Inc.
Term Loan, 5.25%, Maturing July 18, 2023	6,125	6,197,734
Murray Energy Corporation
Term Loan, 9.25%, Maturing April 16, 2017	2,533	2,538,458
Term Loan, 8.25%, Maturing April 16, 2020	17,311	16,070,181
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)	3,491	1,452,340
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	17,339	17,413,091
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	1,038	1,042,384
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	10,550	10,339,000
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)	1,331	532,578

		$93,758,463

Oil and Gas — 3.3%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	28,270	$14,841,723
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	18,318	17,127,647
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	8,611	8,693,526
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	10,057	10,006,654

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	7,859	$7,387,024
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	2,122	1,505,343
Energy Transfer Equity L.P.
Term Loan, 3.29%, Maturing December 2, 2019	5,600	5,563,499
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	10,212	9,420,146
Term Loan, 8.00%, Maturing August 31, 2020	3,025	2,654,438
Term Loan, 8.38%, Maturing September 30, 2020	3,998	3,228,361
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	5,552	3,331,218
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	3,867	3,064,748
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	33,342	31,542,849
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	9,112	3,052,574
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(5)	16,275	3,946,688
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	25,627	14,543,534
Sheridan Investment Partners II L.P.
Term Loan, 4.34%, Maturing December 16, 2020	339	250,784
Term Loan, 4.34%, Maturing December 16, 2020	909	672,441
Term Loan, 4.34%, Maturing December 16, 2020	6,532	4,833,976
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,593	1,234,812
Term Loan, 4.25%, Maturing October 1, 2019	2,609	2,021,612
Term Loan, 4.25%, Maturing October 1, 2019	19,686	15,256,502
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	521	441,249
Tervita Corporation
Term Loan, 7.50%, Maturing May 15, 2018	9,543	9,477,211

		$174,098,559

Publishing — 2.4%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	1,036	$829,095
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	12,650	12,720,902

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	41,924	$35,572,633
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	26,187	26,072,909
LSC Communications, Inc.
Term Loan, 7.00%, Maturing September 26, 2022	8,700	8,656,500
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	5,107	4,851,200
Penton Media, Inc.
Term Loan, 6.25%, Maturing October 3, 2019	5,297	5,303,697
Press Ganey Holdings, Inc.
Term Loan, 4.25%, Maturing October 21, 2023	9,150	9,161,438
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	12,353	12,387,615
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	14,370	13,998,326

		$129,554,315

Radio and Television — 2.9%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	3,990	$3,948,105
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	5,991	5,433,508
CBS Radio, Inc.
Term Loan, 4.50%, Maturing October 17, 2023	9,625	9,689,670
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	40,287	27,999,420
Entercom Radio, LLC
Term Loan, 4.02%, Maturing November 23, 2018	3,938	3,950,612
Term Loan, Maturing October 25, 2023(4)	7,275	7,329,563
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	13,052	13,073,758
Gray Television, Inc.
Term Loan, 3.94%, Maturing June 13, 2021	2,537	2,555,434
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	5,164	5,092,748
iHeartCommunications, Inc.
Term Loan, 7.28%, Maturing January 30, 2019	14,994	11,423,689
Term Loan, 8.03%, Maturing July 30, 2019	2,571	1,968,470
Lions Gate Entertainment Corp.
Term Loan, Maturing October 12, 2023(4)	6,225	6,243,158
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	9,337	9,351,387

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		5,350	$5,370,119
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		6,067	6,089,799
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		6,623	6,610,938
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		14,130	14,170,166
Term Loan, 4.00%, Maturing March 1, 2020		14,242	14,280,470

			$154,581,014

Retailers (Except Food and Drug) — 4.1%
B&M Retail Limited
Term Loan, 3.01%, Maturing May 21, 2019	GBP	3,750	$4,563,229
Term Loan, 3.51%, Maturing April 28, 2020	GBP	3,000	3,663,479
CDW, LLC
Term Loan, 3.00%, Maturing August 4, 2023		18,090	18,171,114
Coinamatic Canada, Inc.
Term Loan, 4.25%, Maturing May 14, 2022		793	793,024
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		12,511	11,681,759
Dollar Tree, Inc.
Term Loan, 3.00%, Maturing July 6, 2022		4,440	4,489,531
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		13,600	12,613,616
Harbor Freight Tools USA, Inc.
Term Loan, 4.14%, Maturing August 19, 2023		18,578	18,721,101
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		23,413	18,061,436
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		6,294	6,220,392
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 27, 2023		8,569	8,641,784
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		15,066	13,888,278
Party City Holdings, Inc.
Term Loan, 4.20%, Maturing August 19, 2022		12,742	12,797,275
PetSmart, Inc.
Term Loan, 4.00%, Maturing March 11, 2022		39,207	39,329,934
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		11,646	10,976,753
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		6,215	5,530,915

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Rent-A-Center, Inc.
Term Loan, 3.84%, Maturing March 19, 2021	3,687	$3,431,171
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	19,668	18,820,294
Vivid Seats, Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	6,600	6,525,750
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	1,607	1,399,555

		$220,320,390

Steel — 1.1%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	38,833	$38,851,414
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	5,644	5,615,549
Zekelman Industries, Inc.
Term Loan, 6.00%, Maturing June 14, 2021	11,541	11,670,468

		$56,137,431

Surface Transport — 0.5%
Hertz Corporation (The)
Term Loan, 3.50%, Maturing June 30, 2023	7,581	$7,638,532
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(2)	224	223,903
Term Loan, 4.00%, Maturing July 31, 2022	983	981,165
Term Loan, 4.00%, Maturing July 31, 2022	3,202	3,195,152
Stena International S.a.r.l.
Term Loan, 4.24%, Maturing March 3, 2021	18,078	15,502,133

		$27,540,885

Telecommunications — 2.9%
Consolidated Communications, Inc.
Term Loan, 4.00%, Maturing October 4, 2023	2,975	$2,997,312
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	47,733	45,734,620
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	16,980	16,173,662
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	6,768	6,827,322
SBA Senior Finance II, LLC
Term Loan, 3.34%, Maturing March 24, 2021	6,988	7,003,397
Term Loan, 3.34%, Maturing June 10, 2022	1,968	1,971,060

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	11,881	$10,920,573
Term Loan, 4.00%, Maturing April 23, 2019	18,923	17,393,246
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	31,083	31,150,650
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	4,980	4,982,107
Term Loan, 3.50%, Maturing January 15, 2022	8,403	8,406,701
Term Loan, 3.70%, Maturing January 15, 2022	1,547	1,548,079

		$155,108,729

Utilities — 2.0%
Calpine Corporation
Term Loan, 3.59%, Maturing May 27, 2022	29,469	$29,572,965
Dayton Power & Light Company (The)
Term Loan, 4.00%, Maturing August 24, 2022	4,075	4,115,750
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	13,785	13,810,975
Energy Future Intermediate Holding Co., LLC
DIP Loan, Maturing June 30, 2017(4)	6,300	6,340,685
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	1,032	1,024,572
Term Loan, 5.00%, Maturing December 19, 2021	23,039	22,878,221
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 19, 2022	1,697	1,628,812
Lonestar Generation, LLC
Term Loan, 5.47%, Maturing February 22, 2021	7,957	6,962,168
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	10,542	9,223,867
TPF II Power, LLC
Term Loan, 5.00%, Maturing October 2, 2021	11,770	11,931,517

		$107,489,532

Total Senior Floating-Rate Loans (identified cost $6,229,282,748)		$6,061,144,163

Corporate Bonds & Notes — 4.8%

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.2%
Virgin Media Secured Finance PLC
5.375%, 4/15/21(7)	4,545	$4,709,756

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
6.00%, 4/15/21(7)	GBP	4,658	$5,978,697
5.50%, 1/15/25(7)		1,825	1,877,469

			$12,565,922

Chemicals and Plastics — 0.5%
Hexion, Inc.
6.625%, 4/15/20		24,250	$21,340,000
PQ Corp.
6.75%, 11/15/22(7)		3,000	3,243,750

			$24,583,750

Containers and Glass Products — 0.5%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		20,375	$20,935,924
4.38%, 7/15/21(7)(8)		6,975	7,131,937

			$28,067,861

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(7)		3,000	$2,985,000
9.00%, 11/15/18(7)	CAD	4,500	3,338,179

			$6,323,179

Electronics / Electrical — 0.2%
Western Digital Corp.
7.375%, 4/1/23(7)		10,400	$11,414,000

			$11,414,000

Entertainment — 0.1%
Vougeot Bidco PLC
7.875%, 7/15/20(7)	GBP	3,500	$4,474,640
Vue International Bidco PLC
4.939%, 7/15/20(7)(8)	EUR	2,875	3,187,435

			$7,662,075

Equipment Leasing — 0.0%(9)
International Lease Finance Corp.
7.125%, 9/1/18(7)		750	$818,438

			$818,438

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 0.0%(9)
First Data Corp.
6.75%, 11/1/20(7)		1,674	$1,736,738

			$1,736,738

Food Products — 0.5%
Dole Food Co., Inc.
7.25%, 5/1/19(7)		14,000	$14,227,500
Iceland Bondco PLC
4.651%, 7/15/20(7)(8)	GBP	5,425	6,308,193
6.25%, 7/15/21(7)	GBP	3,925	4,636,056

			$25,171,749

Health Care — 1.2%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		7,125	$7,036,650
5.125%, 8/1/21		11,650	10,805,375
HCA, Inc.
4.75%, 5/1/23		4,650	4,853,437
inVentiv Health, Inc.
9.00%, 1/15/18(7)		6,275	6,365,203
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(7)		16,975	17,250,844
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,281,250
4.375%, 10/1/21		6,225	6,225,000

			$65,817,759

Industrial Equipment — 0.0%
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(5)(10)		147	$0

			$0

Insurance — 0.1%
Galaxy Bidco, Ltd.
5.386%, 11/15/19(7)(8)	GBP	2,500	$3,076,333

			$3,076,333

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		4,200	$4,389,000

			$4,389,000

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)		5,550	$5,730,375
9.00%, 2/15/20(5)		2,500	2,587,500
9.00%, 2/15/20(5)		6,350	6,508,750

			$14,826,625

Media — 0.1%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		4,000	$4,160,000

			$4,160,000

Oil and Gas — 0.1%
CITGO Petroleum Corp.
6.25%, 8/15/22(7)		6,700	$6,884,250

			$6,884,250

Radio and Television — 0.1%
iHeartCommunications, Inc.
9.00%, 12/15/19		1,709	$1,303,113
Univision Communications, Inc.
6.75%, 9/15/22(7)		3,075	3,251,966

			$4,555,079

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(7)		8,600	$7,353,000

			$7,353,000

Telecommunications — 0.2%
Wind Acquisition Finance S.A.
4.938%, 4/30/19(7)(8)	EUR	4,825	$5,444,252
6.50%, 4/30/20(7)		3,150	3,291,750

			$8,736,002

Utilities — 0.4%
Calpine Corp.
6.00%, 1/15/22(7)		2,000	$2,091,870
7.875%, 1/15/23(7)		4,538	4,764,900

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)
5.875%, 1/15/24(7)	5,000	$5,287,500
5.25%, 6/1/26(7)	7,675	7,809,313

		$19,953,583

Total Corporate Bonds & Notes (identified cost $267,927,203)		$258,095,343

Asset-Backed Securities — 0.7%

Security	Principal Amount (000’s omitted)	Value
Apidos CLO XIV
Series 2013-14A, Class D, 4.38%, 4/15/25(7)(8)	$3,000	$2,976,663
Series 2013-14A, Class E, 5.28%, 4/15/25(7)(8)	1,500	1,342,831
Apidos CLO XVII
Series 2014-17A, Class C, 4.18%, 4/17/26(7)(8)	1,500	1,435,521
Series 2014-17A, Class D, 5.63%, 4/17/26(7)(8)	1,500	1,309,704
Apidos CLO XXI
Series 2015-21A, Class D, 6.432%, 7/18/27(7)(8)	1,500	1,340,344
Ares XXVIII CLO, Ltd.
Series 2013-3A, Class D, 4.38%, 10/17/24(7)(8)	2,000	1,977,824
Series 2013-3A, Class E, 5.78%, 10/17/24(7)(8)	2,000	1,863,140
Avery Point II CLO, Ltd.
Series 2013-2A, Class D, 4.33%, 7/17/25(7)(8)	1,670	1,528,561
Series 2013-2A, Class E, 5.13%, 7/17/25(7)(8)	1,670	1,380,222
Babson CLO, Ltd.
Series 2013-IA, Class D, 4.381%, 4/20/25(7)(8)	2,475	2,420,330
Series 2013-IA, Class E, 5.281%, 4/20/25(7)(8)	1,500	1,352,752
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 5.98%, 7/15/26(7)(8)	2,175	1,858,329
Carlyle Global Market Strategies CLO, Ltd.
Series 2013-3A, Class C, 4.28%, 7/15/25(7)(8)	2,000	1,958,144
Series 2013-3A, Class D, 5.48%, 7/15/25(7)(8)	1,600	1,455,554
Series 2016-4A, Class D, 7.782%, 10/20/27(7)(8)(11)	1,500	1,430,400
Jay Park CLO, Ltd.
Series 2016-1A, Class D, 7.811%, 10/20/27(7)(8)	2,000	1,980,634
Madison Park Funding XII, Ltd.
Series 2014-12A, Class D, 4.381%, 7/20/26(7)(8)	1,750	1,705,487
Series 2014-12A, Class E, 5.981%, 7/20/26(7)(8)	1,750	1,585,295
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.381%, 4/20/25(7)(8)	2,900	2,792,964

Security	Principal Amount (000’s omitted)	Value

Octagon Investment Partners XVI Ltd.
Series 2013-1A, Class D, 4.23%, 7/17/25(7)(8)	1,500	$1,460,574
Series 2013-1A, Class E, 5.38%, 7/17/25(7)(8)	1,800	1,606,126

Total Asset-Backed Securities (identified cost $37,698,245)		$36,761,399

Common Stocks — 0.4%

Security	Shares	Value

Aerospace and Defense — 0.0%(9)
IAP Global Services, LLC(3)(10)(12)	168	$1,954,694

		$1,954,694

Automotive — 0.0%(9)
Dayco Products, LLC(3)(10)(12)	48,926	$1,369,928

		$1,369,928

Business Equipment and Services — 0.1%
Education Management Corp.(3)(10)(12)	41,829,101	$29,280
RCS Capital Corp.(3)(10)(12)	435,169	3,263,768

		$3,293,048

Health Care — 0.0%(9)
New Millennium Holdco, Inc.(10)(12)	319,499	$718,873

		$718,873

Investment Services — 0.0%
Safelite Realty Corp.(3)(10)(12)(13)	20,048	$0

		$0

Lodging and Casinos — 0.1%
Affinity Gaming, LLC(3)(10)(12)	167,709	$2,934,902
Tropicana Entertainment, Inc.(10)(12)	40,751	1,018,775

		$3,953,677

Nonferrous Metals / Minerals — 0.0%(9)
ASP United/GHX Holding, LLC(3)(10)(12)	1,760	$0
Warrior Met Coal, LLC, Class A(10)(12)	9,373	2,577,575

		$2,577,575

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Oil and Gas — 0.0%(9)
Southcross Holdings Group, LLC(3)(10)(12)	573	$0
Southcross Holdings L.P., Class A(10)(12)	573	213,442

		$213,442

Publishing — 0.2%
ION Media Networks, Inc.(3)(10)(12)	13,247	$6,997,595
MediaNews Group, Inc.(3)(10)(12)	66,239	2,259,409
Nelson Education, Ltd.(3)(10)(12)	169,215	0

		$9,257,004

Total Common Stocks (identified cost $12,057,825)		$23,338,241

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp., Series A-1, 7.50% (3)(10)(12)	46,544	$13,032

Total Convertible Preferred Stocks (identified cost $3,284,920)		$13,032

Short-Term Investments — 1.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(14)	89,156,191	$89,174,022

Total Short-Term Investments (identified cost $89,167,264)		$89,174,022

Total Investments — 121.4% (identified cost $6,639,418,205)		$6,468,526,200

Less Unfunded Loan Commitments — (0.1)%		$(6,931,930)

Net Investments — 121.3% (identified cost $6,632,486,275)		$6,461,594,270

Other Assets, Less Liabilities — (21.3)%		$(1,135,956,420)

Net Assets — 100.0%		$5,325,637,850

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $189,860,368 or 3.6% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(9)	Amount is less than 0.05%.

(10)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(11)	When-issued security.

(12)	Non-income producing security.

(13)	Restricted security (see Note 5).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	14,687,367	CAD	19,228,554	Goldman Sachs International	11/30/16	$348,917	$—

USD	3,610,892	CAD	4,812,500	HSBC Bank USA, N.A.	11/30/16	22,282	—

USD	7,477,318	CAD	9,775,000	HSBC Bank USA, N.A.	11/30/16	188,244	—

USD	6,191,829	EUR	5,500,000	Deutsche Bank AG	11/30/16	147,430	—

USD	44,654,229	EUR	39,417,601	State Street Bank and Trust Company	11/30/16	1,335,015	—

USD	13,954,830	GBP	10,540,905	HSBC Bank USA, N.A.	11/30/16	1,045,775	—

USD	3,275,680	EUR	2,996,250	Goldman Sachs International	12/30/16	—	(22,415)

USD	33,975,877	EUR	30,103,378	HSBC Bank USA, N.A.	12/30/16	839,849	—

USD	2,200,278	EUR	1,995,000	JPMorgan Chase Bank, N.A.	12/30/16	4,299	—

USD	24,698,734	GBP	18,972,319	Goldman Sachs International	12/30/16	1,442,716	—

USD	49,691,929	EUR	45,409,786	Goldman Sachs International	1/31/17	—	(366,918)
USD	25,134,712	GBP	20,611,769	State Street Bank and Trust Company	1/31/17	—	(147,367)

						$5,374,527	$(536,700)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $6,543,319,011)	$6,372,420,248
Affiliated investment, at value (identified cost, $89,167,264)	89,174,022
Cash	44,687,613
Restricted cash*	3,492,310
Foreign currency, at value (identified cost, $16,581,553)	16,604,109
Interest receivable	24,750,892
Receivable for investments sold	16,188,519
Receivable for open forward foreign currency exchange contracts	5,374,527
Prepaid upfront fees on notes payable	730,655
Prepaid expenses	166,972
Total assets	$6,573,589,867

Liabilities
Notes payable	$850,000,000
Cash collateral due to brokers	3,492,310
Payable for investments purchased	387,754,516
Payable for when-issued securities	1,430,400
Payable for open forward foreign currency exchange contracts	536,700
Payable to affiliates:
Investment adviser fee	2,198,910
Trustees’ fees	5,667
Accrued expenses	2,533,514
Total liabilities	$1,247,952,017
Net Assets applicable to investors’ interest in Portfolio	$5,325,637,850

Sources of Net Assets
Investors’ capital	$5,491,845,773
Net unrealized depreciation	(166,207,923)
Total	$5,325,637,850

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income	$316,474,869
Interest allocated from/dividends from affiliated investment	400,371
Expenses allocated from affiliated investment	(10,998)
Total investment income	$316,864,242

Expenses
Investment adviser fee	$25,931,601
Trustees’ fees and expenses	68,000
Custodian fee	1,332,941
Legal and accounting services	760,283
Interest expense and fees	21,129,150
Miscellaneous	270,893
Total expenses	$49,492,868

Net investment income	$267,371,374

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(129,757,042)
Investment transactions in/allocated from affiliated investment	13,259
Foreign currency and forward foreign currency exchange contract transactions	15,242,672
Net realized loss	$(114,501,111)
Change in unrealized appreciation (depreciation) —
Investments	$212,078,218
Investments — affiliated investment	6,758
Foreign currency and forward foreign currency exchange contracts	3,218,519
Net change in unrealized appreciation (depreciation)	$215,303,495

Net realized and unrealized gain	$100,802,384

Net increase in net assets from operations	$368,173,758

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$267,371,374	$309,501,828
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(114,501,111)	(2,917,123)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	215,303,495	(259,747,487)
Net increase in net assets from operations	$368,173,758	$46,837,218
Capital transactions —
Contributions	$743,046,528	$701,772,281
Withdrawals	(1,125,614,046)	(1,906,328,481)
Net decrease in net assets from capital transactions	$(382,567,518)	$(1,204,556,200)

Net decrease in net assets	$(14,393,760)	$(1,157,718,982)

Net Assets
At beginning of year	$5,340,031,610	$6,497,750,592
At end of year	$5,325,637,850	$5,340,031,610

40	See Notes to Financial Statements.

Eaton Vance

Senior Debt Portfolio

October 31, 2016

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2016
Net increase in net assets from operations	$368,173,758
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,941,666,136)
Investments sold and principal repayments	2,901,762,312
Decrease in short-term investments, net	4,234,343
Net amortization/accretion of premium (discount)	(6,315,836)
Amortization of prepaid upfront fees on notes payable	2,111,453
Increase in restricted cash	(3,202,310)
Decrease in interest and dividends receivable	4,643,529
Decrease in interest receivable from affiliated investment	11,082
Increase in receivable for open forward foreign currency exchange contracts	(2,439,780)
Decrease in prepaid expenses	104,043
Increase in payable for cash collateral due to brokers	3,492,310
Decrease in payable for open forward foreign currency exchange contracts	(601,136)
Decrease in payable to affiliate for investment adviser fee	(316,829)
Increase in accrued expenses	371,981
Increase in unfunded loan commitments	647,712
Net change in unrealized (appreciation) depreciation from investments	(212,084,976)
Net realized loss from investments	129,743,783
Net cash provided by operating activities	$1,248,669,303

Cash Flows From Financing Activities
Proceeds from capital contributions	$743,046,528
Payments for capital withdrawals	(1,125,614,046)
Proceeds from notes payable	275,000,000
Repayments of notes payable	(1,125,000,000)
Payment of prepaid upfront fees on notes payable	(2,000,000)
Net cash used in financing activities	$(1,234,567,518)

Net increase in cash*	$14,101,785

Cash at beginning of year(1)	$47,189,937

Cash at end of year(1)	$61,291,722

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$21,113,423

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $94,418.

(1)	Balance includes foreign currency, at value.

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(1)	0.58%	0.58%	0.55%	0.52%	0.61%
Interest and fee expense	0.44%	0.34%	0.27%	0.22%	0.34%
Total expenses	1.02%	0.92%	0.82%	0.74%	0.95%
Net investment income	5.52%	5.09%	4.80%	4.97%	5.73%
Portfolio Turnover	38%	27%	38%	29%	37%

Total Return	8.32%	0.72%	2.84%	6.25%	9.94%

Net assets, end of year (000’s omitted)	$5,325,638	$5,340,032	$6,497,751	$7,113,677	$3,241,781

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Short Duration Government Income Fund and Eaton Vance Short Duration Real Return Fund held an interest of 97.0%, 2.5%, less than 0.05%, and less than 0.05%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

43

Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C   Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

44

Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements — continued

earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K   Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including
$2 billion, 0.40% over $2 billion up to and including $7 billion, 0.3875% over $7 billion up to and including $10 billion and 0.375% over $10 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2016, the Portfolio’s investment adviser fee totaled $25,931,601 or 0.54% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,314,069,443 and $2,860,747,919, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,633,422,095

Gross unrealized appreciation	$51,989,436
Gross unrealized depreciation	(223,817,261)

Net unrealized depreciation	$(171,827,825)

The net unrealized depreciation on foreign currency transactions at October 31, 2016 on a federal income tax basis was $4,684,082.

5  Restricted Securities

At October 31, 2016, the Portfolio owned the following securities (representing 0.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Safelite Realty Corp.	9/29/00 – 11/10/00	20,048	$0	$0

Total Restricted Securities			$0	$0

45

Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $536,700. At October 31, 2016, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$5,374,527	$(536,700)

Total Derivatives subject to master netting or similar agreements	$5,374,527	$(536,700)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

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Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Deutsche Bank AG	$147,430	$—	$—	$—	$147,430
Goldman Sachs International	1,791,633	(389,333)	(1,402,300)	—	—
HSBC Bank USA, N.A.	2,096,150	—	(2,096,150)	—	—
JPMorgan Chase Bank, N.A.	4,299	—	—	—	4,299
State Street Bank and Trust Company	1,335,015	(147,367)	—	(1,187,648)	—
	$5,374,527	$(536,700)	$(3,498,450)	$(1,187,648)	$151,729

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Goldman Sachs International	$(389,333)	$389,333	$—	$—	$—
State Street Bank and Trust Company	(147,367)	147,367	—	—	—
	$(536,700)	$536,700	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$15,775,129	$3,040,916

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

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Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements — continued

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was approximately $237,133,000.

7  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and direct bank lenders that allows it to borrow up to $2.0 billion ($2.25 billion prior to March 15, 2016) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate or LIBOR and is payable monthly. Under the terms of the Agreement, in effect through March 13, 2017, the Portfolio also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% (50% prior to March 15, 2016) of the total facility size) per annum on the amount of the facility. Program and liquidity fees for the year ended October 31, 2016 totaled $12,310,779 and are included in interest expense in the Statement of Operations. In connection with the renewal of the Agreement on March 15, 2016, the Portfolio paid an upfront fee of $2,000,000, which is being amortized to interest expense through March 13, 2017. The unamortized balance at October 31, 2016 is $730,655 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2016, the Portfolio had borrowings outstanding under the Agreement of $850,000,000 at an interest rate of 0.71%. The carrying amount of the borrowings at October 31, 2016 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2016. For the year ended October 31, 2016, the average borrowings under the Agreement and the average interest rate (excluding fees) were $1,259,877,049 and 0.53%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48

Senior Debt Portfolio

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$6,045,909,842	$8,302,391	$6,054,212,233
Corporate Bonds & Notes	—	258,095,343	0	258,095,343
Asset-Backed Securities	—	36,761,399	—	36,761,399
Common Stocks	1,018,775	3,509,890	18,809,576	23,338,241
Convertible Preferred Stocks	—	—	13,032	13,032
Short-Term Investments	—	89,174,022	—	89,174,022

Total Investments	$1,018,775	$6,433,450,496	$27,124,999	$6,461,594,270
Forward Foreign Currency Exchange Contracts	$—	$5,374,527	$—	$5,374,527

Total	$1,018,775	$6,438,825,023	$27,124,999	$6,466,968,797

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(536,700)	$—	$(536,700)

Total	$—	$(536,700)	$—	$(536,700)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $6,405,000 (equal to 0.12% of net assets at October 31, 2016). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

49

Senior Debt Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

50

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly, held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

51

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management
(1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody
(1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2)  None.

52

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	1996	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However,
Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on
Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds,
Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at
1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

54

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232     10.31.16

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 49

Federal Tax Information	23

Management and Organization	50

Important Notices	53

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market delivered solid performance for the 12-month period ended October 31, 2016, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 6.53% during the period. Positive returns for the asset class were driven by income and by price appreciation in the latter part of the period.

The first four months of the period, however, were difficult for the loan market. Volatility and price declines, which had started the previous spring, continued through February of 2016. The downturn was in part driven by technical factors, as loan supply exceeded demand. Loan mutual funds experienced net outflows as investors appeared to display a decreased appetite for risk.

Tumbling oil and gas prices also weighed on the loan market, even though energy loans represent a small portion of the S&P/LSTA Leveraged Loan Index. Significant redemptions from high yield bond funds, which have tended to own floating-rate loans as well, put further pressure on loan prices.

But in late February and early March of 2016, the loan market began a rally that would continue through the end of the period. Several factors drove the turnaround. Stabilizing commodity prices ended the rout in the energy sector. After months of falling prices, loan valuations appeared to become more attractive to investors. Increasing anticipation of a potential rate hike by the Federal Reserve Board (the Fed) made loans an appealing asset class. Technical factors contributed as well, with growing demand surpassing supply and inflows into high yield funds adding to loan demand. In late March of 2016, mutual fund flows turned positive for the first time in the period. Loan prices in the S&P/LSTA Leveraged Loan Index appreciated during every month from March 2016 through the end of the period, except for a modest downturn in June that appeared to be driven by “Brexit” fears.

With the U.S. economy continuing its low-growth recovery during the period, stable corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.95%, well below the market’s long-term average of 3.10%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Floating-Rate & High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 6.82%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 6.53% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Fund has historically tended to overweight higher-rated6 loans relative to the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower-rated loans perform well. By contrast, the strategy may aid relative returns versus the Index in times when higher-rated loans perform well.

For the 12-month period, BB-rated loans in the Index returned 5.16%, B-rated loans in the Index returned 6.77%, CCC-rated loans in the Index returned 14.48% and D-rated (defaulted) loans in the Index returned 11.04%. An underweight to higher-credit risk CCC- and D-rated loans detracted from Fund performance versus the benchmark during the period. At the same time, the Fund’s overweight to higher-quality loans in the B-rated range contributed to Fund performance versus the Index.

The Fund’s exposure to high-yield bonds, which outperformed the loan market during the period, also helped relative results versus the Index, which does not include high-yield bonds.

A tailwind related to issuer size contributed to Fund performance versus the Index as well. Positioning in larger loans was a relative contributor to Fund performance versus the Index.

On a sector-level basis, the Fund’s overweights to the oil and gas and the nonferrous metals/minerals sectors, two areas that outperformed the Index as commodity prices recovered during the period, contributed to relative results versus the Index. The Fund’s underweight to utilities also contributed to relative performance versus the Index. In contrast, the Fund’s underweight to lodging and casinos, a sector that outperformed the Index during the period, detracted from performance versus the Index. The Fund’s overweight to food products, a relatively defensive sector that underperformed the Index, detracted from performance relative to the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Michael W. Weilheimer, CFA, Kelley G. Baccei and Stephen C. Concannon, CFA

% Average Annual Total Returns		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV		09/07/2000	09/07/2000	6.72%	4.46%	3.99%
Class A at NAV		05/07/2003	09/07/2000	6.82	4.47	3.99
Class A with 2.25% Maximum Sales Charge		—	—	4.40	4.01	3.76
Class B at NAV		09/05/2000	09/05/2000	5.94	3.68	3.22
Class B with 5% Maximum Sales Charge		—	—	0.94	3.33	3.22
Class C at NAV		09/05/2000	09/05/2000	5.93	3.69	3.21
Class C with 1% Maximum Sales Charge		—	—	4.93	3.69	3.21
Class I at NAV		09/15/2000	09/15/2000	6.99	4.70	4.24
Class R6 at NAV		06/27/2016	09/15/2000	7.09	4.72	4.25
S&P/LSTA Leveraged Loan Index		—	—	6.53%	4.82%	4.62%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I	Class R
	1.07%	1.07%	1.82%	1.82%	0.82%	0.76%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2006	$14,788	N.A.
Class B	$10,000	10/31/2006	$13,736	N.A.
Class C	$10,000	10/31/2006	$13,724	N.A.
Class I	$250,000	10/31/2006	$378,872	N.A.
Class R6	$1,000,000	10/31/2006	$1,516,900	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Fund Profile5

Asset Allocation (% of net assets)

Credit Quality (% of bonds, loans and asset-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets. Credit Quality is shown as a percentage of Eaton Vance Floating Rate Portfolio’s bond, loan and asset-backed securities holdings.

[6]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016) for Advisers Class, Class A, Class B, Class C and Class I and (June 27, 2016 – October 31, 2016) for Class R6. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual*
Advisers Class	$1,000.00	$1,047.80	$5.40	1.05%
Class A	$1,000.00	$1,048.50	$5.41	1.05%
Class B	$1,000.00	$1,044.00	$9.20	1.79%
Class C	$1,000.00	$1,044.00	$9.25	1.80%
Class I	$1,000.00	$1,049.20	$4.12	0.80%
Class R6	$1,000.00	$1,047.50	$2.68	0.76%

Hypothetical**
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.90	$5.33	1.05%
Class A	$1,000.00	$1,019.90	$5.33	1.05%
Class B	$1,000.00	$1,016.10	$9.07	1.79%
Class C	$1,000.00	$1,016.10	$9.12	1.80%
Class I	$1,000.00	$1,021.10	$4.06	0.80%
Class R6	$1,000.00	$1,014.60	$2.64	0.76%

*	Class R6 had not commenced operations on May 1, 2016. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period); 127/366 for Class R6 (to reflect the period from the commencement of operations on June 27, 2016 to October 31, 2016). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016 (June 27, 2016 for Class R6). The Example reflects the expenses of both the Fund and the Portfolios.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016 (June 27, 2016 for Class R6). The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,163,842,498)	$1,109,005,551
Investment in High Income Opportunities Portfolio, at value (identified cost, $165,581,060)	164,878,035
Receivable for Fund shares sold	5,394,496
Total assets	$1,279,278,082

Liabilities
Payable for Fund shares redeemed	$3,196,786
Distributions payable	656,843
Payable to affiliates:
Administration fee	160,622
Distribution and service fees	238,840
Trustees’ fees	42
Accrued expenses	257,087
Total liabilities	$4,510,220
Net Assets	$1,274,767,862

Sources of Net Assets
Paid-in capital	$1,415,638,567
Accumulated net realized loss from Portfolios	(85,186,520)
Accumulated distributions in excess of net investment income	(144,213)
Net unrealized depreciation from Portfolios	(55,539,972)
Total	$1,274,767,862

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2016
Net Assets	$181,145,268
Shares Outstanding	20,725,614
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.74

Class A Shares
Net Assets	$305,763,894
Shares Outstanding	32,888,353
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.30
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.51

Class B Shares
Net Assets	$2,251,679
Shares Outstanding	257,926
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.73

Class C Shares
Net Assets	$158,442,627
Shares Outstanding	18,165,482
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.72

Class I Shares
Net Assets	$613,984,044
Shares Outstanding	70,212,146
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.74

Class R6 Shares
Net Assets	$13,180,350
Shares Outstanding	1,508,116
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.74

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income allocated from Portfolios	$67,151,672
Dividends allocated from Portfolios	337,125
Expenses allocated from Portfolios	(7,061,604)
Total investment income from Portfolios	$60,427,193

Expenses
Administration fee	$1,893,391
Distribution and service fees
Advisers Class	405,957
Class A	770,641
Class B	27,857
Class C	1,610,419
Trustees’ fees and expenses	500
Custodian fee	65,967
Transfer and dividend disbursing agent fees	864,833
Legal and accounting services	63,518
Printing and postage	176,793
Registration fees	126,259
Miscellaneous	24,949
Total expenses	$6,031,084

Net investment income	$54,396,109

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$(30,576,694)
Securities sold short	1,318
Swap contracts	116,126
Foreign currency and forward foreign currency exchange contract transactions	3,053,164
Net realized loss	$(27,406,086)
Change in unrealized appreciation (depreciation) —
Investments	$46,854,908
Swap contracts	(121,715)
Foreign currency and forward foreign currency exchange contracts	471,868
Net change in unrealized appreciation (depreciation)	$47,205,061

Net realized and unrealized gain	$19,798,975

Net increase in net assets from operations	$74,195,084

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$54,396,109	$72,588,943
Net realized loss from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(27,406,086)	(7,110,028)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	47,205,061	(63,936,048)
Net increase in net assets from operations	$74,195,084	$1,542,867
Distributions to shareholders —
From net investment income
Advisers Class	$(7,009,811)	$(7,848,161)
Class A	(13,336,402)	(22,087,539)
Class B	(100,107)	(150,997)
Class C	(5,760,218)	(6,017,313)
Class I	(28,657,151)	(35,102,992)
Class R6	(45,249)	—
Tax return of capital
Advisers Class	—	(265,387)
Class A	—	(666,231)
Class B	—	(5,087)
Class C	—	(208,269)
Class I	—	(1,203,854)
Total distributions to shareholders	$(54,908,938)	$(73,555,830)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$46,214,197	$32,248,576
Class A	56,524,113	129,527,673
Class B	2,882	52,603
Class C	13,164,367	13,633,505
Class I	190,181,688	259,476,982
Class R6	13,204,908	—
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	6,970,261	8,072,634
Class A	12,734,151	22,052,800
Class B	93,376	142,585
Class C	4,600,400	4,883,451
Class I	21,738,762	28,271,911
Class R6	45,249	—
Cost of shares redeemed
Advisers Class	(48,638,193)	(100,504,394)
Class A	(112,955,867)	(744,612,607)
Class B	(1,161,692)	(1,041,705)
Class C	(37,960,152)	(39,287,933)
Class I	(355,683,961)	(465,178,195)
Class R6	(128,736)	—
Net asset value of shares exchanged
Class A	318,736	1,176,160
Class B	(318,736)	(1,176,160)
Net decrease in net assets from Fund share transactions	$(191,054,247)	$(852,262,114)

Net decrease in net assets	$(171,768,101)	$(924,275,077)

Net Assets
At beginning of year	$1,446,535,963	$2,370,811,040
At end of year	$1,274,767,862	$1,446,535,963

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(144,213)	$(1,003,913)

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.550	$8.890	$9.030	$8.920	$8.650

Income (Loss) From Operations
Net investment income(1)	$0.362	$0.351	$0.325	$0.354	$0.405
Net realized and unrealized gain (loss)	0.193	(0.335)	(0.120)	0.116	0.272

Total income from operations	$0.555	$0.016	$0.205	$0.470	$0.677

Less Distributions
From net investment income	$(0.365)	$(0.344)	$(0.344)	$(0.360)	$(0.407)
Tax return of capital	—	(0.012)	(0.001)	—	—

Total distributions	$(0.365)	$(0.356)	$(0.345)	$(0.360)	$(0.407)

Net asset value — End of year	$8.740	$8.550	$8.890	$9.030	$8.920

Total Return(2)	6.72%	0.15%	2.29%	5.36%	8.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$181,145	$173,352	$241,333	$310,392	$201,735
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.06%	1.07%	1.10%	1.07%	1.07%
Net investment income	4.28%	4.00%	3.60%	3.93%	4.62%
Portfolio Turnover of the Fund(5)	13%	5%	8%	2%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$9.090	$9.460	$9.610	$9.490	$9.200

Income (Loss) From Operations
Net investment income(1)	$0.385	$0.379	$0.346	$0.368	$0.432
Net realized and unrealized gain (loss)	0.214	(0.368)	(0.130)	0.135	0.291

Total income from operations	$0.599	$0.011	$0.216	$0.503	$0.723

Less Distributions
From net investment income	$(0.389)	$(0.368)	$(0.365)	$(0.383)	$(0.433)
Tax return of capital	—	(0.013)	(0.001)	—	—

Total distributions	$(0.389)	$(0.381)	$(0.366)	$(0.383)	$(0.433)

Net asset value — End of year	$9.300	$9.090	$9.460	$9.610	$9.490

Total Return(2)	6.82%	0.10%	2.27%	5.38%	8.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$305,764	$343,734	$958,981	$1,181,582	$386,870
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.07%	1.07%	1.10%	1.07%	1.07%
Net investment income	4.29%	4.06%	3.61%	3.84%	4.63%
Portfolio Turnover of the Fund(5)	13%	5%	8%	2%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.540	$8.880	$9.020	$8.910	$8.640

Income (Loss) From Operations
Net investment income(1)	$0.300	$0.285	$0.258	$0.293	$0.337
Net realized and unrealized gain (loss)	0.192	(0.335)	(0.121)	0.109	0.272

Total income (loss) from operations	$0.492	$(0.050)	$0.137	$0.402	$0.609

Less Distributions
From net investment income	$(0.302)	$(0.280)	$(0.276)	$(0.292)	$(0.339)
Tax return of capital	—	(0.010)	(0.001)	—	—

Total distributions	$(0.302)	$(0.290)	$(0.277)	$(0.292)	$(0.339)

Net asset value — End of year	$8.730	$8.540	$8.880	$9.020	$8.910

Total Return(2)	5.94%	(0.59)%	1.52%	4.57%	7.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,252	$3,612	$5,802	$7,949	$11,026
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.82%	1.82%	1.85%	1.82%	1.83%
Net investment income	3.56%	3.25%	2.86%	3.26%	3.85%
Portfolio Turnover of the Fund(5)	13%	5%	8%	2%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.530	$8.880	$9.010	$8.900	$8.630

Income (Loss) From Operations
Net investment income(1)	$0.298	$0.285	$0.257	$0.289	$0.338
Net realized and unrealized gain (loss)	0.193	(0.346)	(0.110)	0.113	0.273

Total income (loss) from operations	$0.491	$(0.061)	$0.147	$0.402	$0.611

Less Distributions
From net investment income	$(0.301)	$(0.279)	$(0.276)	$(0.292)	$(0.341)
Tax return of capital	—	(0.010)	(0.001)	—	—

Total distributions	$(0.301)	$(0.289)	$(0.277)	$(0.292)	$(0.341)

Net asset value — End of year	$8.720	$8.530	$8.880	$9.010	$8.900

Total Return(2)	5.93%	(0.60)%	1.52%	4.58%	7.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$158,443	$175,558	$203,671	$224,682	$205,425
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.82%	1.82%	1.85%	1.82%	1.82%
Net investment income	3.54%	3.25%	2.86%	3.22%	3.87%
Portfolio Turnover of the Fund(5)	13%	5%	8%	2%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.550	$8.900	$9.040	$8.930	$8.660

Income (Loss) From Operations
Net investment income(1)	$0.383	$0.373	$0.348	$0.373	$0.427
Net realized and unrealized gain (loss)	0.194	(0.345)	(0.120)	0.120	0.273

Total income from operations	$0.577	$0.028	$0.228	$0.493	$0.700

Less Distributions
From net investment income	$(0.387)	$(0.365)	$(0.367)	$(0.383)	$(0.430)
Tax return of capital	—	(0.013)	(0.001)	—	—

Total distributions	$(0.387)	$(0.378)	$(0.368)	$(0.383)	$(0.430)

Net asset value — End of year	$8.740	$8.550	$8.900	$9.040	$8.930

Total Return(2)	6.99%	0.29%	2.54%	5.62%	8.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$613,984	$750,280	$961,024	$784,225	$328,045
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.82%	0.82%	0.85%	0.82%	0.82%
Net investment income	4.54%	4.25%	3.86%	4.14%	4.87%
Portfolio Turnover of the Fund(5)	13%	5%	8%	2%	15%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Financial Highlights — continued

	Class R6
	Period Ended October 31, 2016(1)
Net asset value — Beginning of period	$8.480

Income (Loss) From Operations
Net investment income(2)	$0.131
Net realized and unrealized gain	0.270

Total income from operations	$0.401

Less Distributions
From net investment income	$(0.141)

Total distributions	$(0.141)

Net asset value — End of period	$8.740

Total Return(3)	4.75	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,180
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.76	%(6)
Net investment income	4.35	%(6)
Portfolio Turnover of the Fund(7)	13	%(8)

(1)	For the period from the commencement of operations on June 27, 2016 to October, 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(8)	For the Fund’s year ended October 31, 2016.

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers six classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2016 were as follows: Eaton Vance Floating Rate Portfolio (13.5%) and High Income Opportunities Portfolio (8.8%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

Additional valuation policies for High Income Opportunities Portfolio (the Portfolio) are as follows:

Derivatives. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$54,908,938	$71,207,002
Tax return of capital	$—	$2,348,828

During the year ended October 31, 2016, accumulated net realized loss was decreased by $63,086,990, accumulated distributions in excess of net investment income was decreased by $1,372,529 and paid-in capital was decreased by $64,459,519 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$833,495
Capital loss carryforwards and deferred capital losses	$(81,924,646)
Net unrealized depreciation	$(59,122,711)
Other temporary differences	$(656,843)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio, deferral of passive losses from partnership investments from a Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $40,548,130 and deferred capital losses of $41,376,516 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($19,014,413), October 31, 2018 ($16,335,693) and October 31, 2019 ($5,198,024) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $362,865 are short-term and $41,013,651 are long-term.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $1,893,391. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Notes to Financial Statements — continued

Financial Statements. For the year ended October 31, 2016, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $6,237,994 or 0.49% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $18,116 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $5,931 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $405,957 for Advisers Class shares and $770,641 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $20,893 and $1,207,814 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $6,964 and $402,605 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $5,000 and $7,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$148,356,804	$267,816,775
High Income Opportunities Portfolio	12,284,607	152,319,460

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2016	2015

Sales	5,414,406	3,668,106
Issued to shareholders electing to receive payments of distributions in Fund shares	823,728	920,134
Redemptions	(5,788,750)	(11,447,964)

Net increase (decrease)	449,384	(6,859,724)

	Year Ended October 31,
Class A	2016	2015

Sales	6,297,559	13,834,699
Issued to shareholders electing to receive payments of distributions in Fund shares	1,415,865	2,361,415
Redemptions	(12,655,569)	(79,899,696)
Exchange from Class B shares	35,449	125,508

Net decrease	(4,906,696)	(63,578,074)

	Year Ended October 31,
Class B	2016	2015

Sales	342	6,094
Issued to shareholders electing to receive payments of distributions in Fund shares	11,080	16,264
Redemptions	(138,714)	(118,973)
Exchange to Class A shares	(37,733)	(133,637)

Net decrease	(165,025)	(230,252)

	Year Ended October 31,
Class C	2016	2015

Sales	1,564,229	1,551,761
Issued to shareholders electing to receive payments of distributions in Fund shares	545,189	558,094
Redemptions	(4,519,334)	(4,483,087)

Net decrease	(2,409,916)	(2,373,232)

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2016	2015

Sales	22,437,686	29,461,235
Issued to shareholders electing to receive payments of distributions in Fund shares	2,571,081	3,221,805
Redemptions	(42,502,909)	(52,976,023)

Net decrease	(17,494,142)	(20,292,983)

Class R6	Period Ended October 31, 2016(1)

Sales	1,517,653
Issued to shareholders electing to receive payments of distributions in Fund shares	5,177
Redemptions	(14,714)

Net increase	1,508,116

(1)	Class R6 commenced operations on June 27, 2016.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016 and October 31, 2015, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

21

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2016

22

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 88.1%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
IAP Worldwide Services, Inc.
Revolving Loan, 1.52%, Maturing July 18, 2018(2)		5,347	$5,113,978
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		7,232	5,785,220
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		55,462	51,290,775
TransDigm, Inc.
Term Loan, 3.82%, Maturing February 28, 2020		28,759	28,776,648
Term Loan, 3.83%, Maturing June 4, 2021		34,115	34,082,785
Term Loan, 3.75%, Maturing June 9, 2023		28,056	27,999,799
Wesco Aircraft Hardware Corp.
Term Loan, 3.29%, Maturing September 23, 2021		9,400	9,388,250

			$162,437,455

Automotive — 2.4%
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		12,177	$12,232,536
Term Loan, Maturing October 26, 2023(4)		750	753,750
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		19,722	19,771,144
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		54,828	53,210,451
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.86%, Maturing April 30, 2019		24,326	24,512,296
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		10,338	10,376,266
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		30,054	30,212,004
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	7,945	8,804,021
Term Loan, 4.50%, Maturing June 30, 2022		14,949	14,998,705
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		14,053	14,061,470
Tweddle Group, Inc.
Term Loan, Maturing October 13, 2023(4)		7,775	7,658,375

			$196,591,018

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020		11,295	$9,600,750

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco (continued)
Flavors Holdings, Inc. (continued)
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	3,000	$2,415,000

		$12,015,750

Brokerage / Securities Dealers / Investment Houses — 0.6%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing May 25, 2023	11,106	$11,133,957
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	33,109	26,818,534
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	1,767	1,767,984
Salient Partners L.P.
Term Loan, 9.50%, Maturing May 19, 2021	9,662	9,251,684

		$48,972,159

Building and Development — 1.6%
American Builders & Contractors Supply Co.
Term Loan, Maturing October 31, 2023(4)	24,975	$25,115,484
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	12,879	12,959,368
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	15,672	15,769,525
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	11,835	11,835,076
Headwaters, Incorporated
Term Loan, 4.00%, Maturing March 24, 2022	5,013	5,041,538
Henry Company, LLC
Term Loan, 5.50%, Maturing October 5, 2023	2,975	2,997,313
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	11,679	11,750,489
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	6,628	6,661,390
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	17,187	17,200,759
Realogy Corporation
Term Loan, 3.75%, Maturing July 20, 2022	11,042	11,132,481
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	7,678	7,741,392
WireCo WorldGroup, Inc.
Term Loan, 6.50%, Maturing July 13, 2023	6,025	6,055,125

		$134,259,940

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 7.3%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		12,740	$12,283,744
AlixPartners, LLP
Term Loan, 4.00%, Maturing July 28, 2022		11,623	11,670,475
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		8,374	8,123,248
Camelot UK Holdco Limited
Term Loan, 4.75%, Maturing October 3, 2023		11,250	11,279,880
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,102	17,112,408
Corporate Capital Trust, Inc.
Term Loan, 4.13%, Maturing May 20, 2019		17,721	17,787,077
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		3,506	3,527,535
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		36,043	25,770,643
Education Management, LLC
Revolving Loan, 2.07%, Maturing March 31, 2019(2)(3)		9,764	3,417,257
Term Loan, 5.50%, Maturing July 2, 2020		5,464	1,502,559
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020		10,214	561,776
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019		59,491	58,096,803
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		14,868	14,916,460
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020		11,323	11,370,250
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		2,001	1,986,871
Term Loan, 4.00%, Maturing November 6, 2020		12,931	12,842,485
Term Loan, 4.75%, Maturing November 6, 2020	CAD	11,252	8,053,321
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		27,858	28,119,251
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		7,162	7,183,932
ION Trading Finance Limited
Term Loan, 4.25%, Maturing August 11, 2023		8,890	8,909,789
Term Loan, 4.25%, Maturing August 11, 2023	EUR	15,355	17,052,004
J.D. Power and Associates
Term Loan, 5.25%, Maturing September 7, 2023		7,375	7,457,969
KAR Auction Services, Inc.
Term Loan, 4.06%, Maturing March 11, 2021		21,767	21,926,028
Kronos Incorporated
Term Loan, Maturing October 4, 2023(4)		59,575	59,905,463

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Kronos Incorporated (continued)
Term Loan, 4.50%, Maturing October 30, 2019		47,454	$47,576,603
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		30,485	31,142,438
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		13,196	12,206,387
Monitronics International, Inc.
Term Loan, 6.50%, Maturing September 30, 2022		21,468	21,360,435
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		8,271	8,297,062
Prime Security Services Borrower, LLC
Term Loan, 4.75%, Maturing May 2, 2022		11,771	11,867,607
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		31,362	31,506,837
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		38,332	38,176,487
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		6,262	6,313,294
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.00%, Maturing September 2, 2021		18,267	18,390,440
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		1,571	1,571,409

			$599,266,227

Cable and Satellite Television — 1.8%
Altice US Finance I Corporation
Term Loan, Maturing January 15, 2025(4)		11,600	$11,658,000
Block Communications, Inc.
Term Loan, 4.09%, Maturing November 7, 2021		3,479	3,502,980
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		25,920	26,106,942
CSC Holdings, LLC
Term Loan, 3.88%, Maturing October 11, 2024		16,941	17,021,970
Numericable Group SA
Term Loan, 4.00%, Maturing July 31, 2023	EUR	5,173	5,747,741
Numericable U.S., LLC
Term Loan, 5.14%, Maturing January 15, 2024		8,880	8,946,978
Telenet International Finance S.a.r.l.
Term Loan, 4.36%, Maturing June 30, 2024		8,725	8,757,719
UPC Financing Partnership
Term Loan, 4.08%, Maturing August 31, 2024		10,000	10,063,750
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		34,565	34,734,628
Term Loan, 4.25%, Maturing June 30, 2023	GBP	8,575	10,546,773

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo Secured Finance BV
Term Loan, 3.75%, Maturing August 31, 2024	EUR	12,475	$13,796,198

			$150,883,679

Chemicals and Plastics — 4.8%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 5.13%, Maturing September 13, 2023		2,139	$2,164,111
Allnex USA, Inc.
Term Loan, 5.13%, Maturing September 13, 2023		1,611	1,630,420
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		3,894	3,899,639
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		49,886	50,312,345
Chemours Company (The)
Revolving Loan, 0.71%, Maturing May 12, 2020(2)		3,750	3,754,125
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		5,309	5,353,184
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		2,798	2,790,848
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		16,925	16,889,403
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		8,920	8,992,524
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		29,475	29,663,817
Term Loan, 4.25%, Maturing April 1, 2023		5,597	5,663,271
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	5,565	6,200,438
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	16,084	17,872,732
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		49,637	49,780,070
Term Loan, 4.25%, Maturing March 31, 2022		8,963	9,017,588
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		24,200	24,406,716
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		8,068	7,967,273
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		6,163	6,223,096
Term Loan, 5.00%, Maturing June 7, 2023		35,175	35,519,370
Orion Engineered Carbons GmbH
Term Loan, 3.84%, Maturing July 25, 2021		7,588	7,635,799
OXEA Finance & Cy S.C.A.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	4,850	5,170,191

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		4,475	$4,284,923
PQ Corporation
Term Loan, 5.75%, Maturing November 4, 2022		15,143	15,246,378
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		2,621	2,618,340
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		966	970,333
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		5,475	5,498,555
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		6,167	6,174,967
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		4,148	4,172,559
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		32,202	32,053,356
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		7,660	7,676,019
Versum Materials, Inc.
Term Loan, 3.34%, Maturing September 29, 2023		5,875	5,915,391
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		4,296	4,311,734

			$389,829,515

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		11,942	$11,667,999
Samsonite International S.A.
Term Loan, 4.00%, Maturing May 12, 2023		2,000	2,017,500

			$13,685,499

Conglomerates — 0.4%
Bestway UK Holdco Limited
Term Loan, 4.77%, Maturing October 6, 2021	GBP	276	$338,650
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		33,421	31,332,486

			$31,671,136

Containers and Glass Products — 2.4%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		36,773	$36,883,850
Term Loan, 3.50%, Maturing January 6, 2021		34,485	34,568,380
Term Loan, 3.75%, Maturing October 1, 2022		11,484	11,534,447

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		32,005	$32,336,989
Horizon Holdings III SAS
Term Loan, 4.50%, Maturing August 1, 2022	EUR	18,775	20,857,873
Reynolds Group Holdings, Inc.
Term Loan, 4.25%, Maturing February 5, 2023		43,717	43,868,059
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.00%, Maturing March 13, 2022		16,295	16,339,102
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		3,338	3,341,777

			$199,730,477

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		18,810	$18,810,000
Revlon Consumer Products Corporation
Term Loan, 4.25%, Maturing September 7, 2023		2,775	2,784,973

			$21,594,973

Drugs — 3.1%
Alkermes, Inc.
Term Loan, 3.59%, Maturing September 25, 2021		19,424	$19,472,258
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019		13,106	13,179,492
Arbor Pharmaceuticals, Inc.
Term Loan, 6.00%, Maturing June 28, 2023		16,425	16,599,516
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		20,308	20,339,303
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		31,629	31,624,270
Horizon Pharma, Inc.
Term Loan, 4.00%, Maturing May 7, 2021		7,849	7,839,249
Term Loan, Maturing October 18, 2021(4)		6,725	6,762,828
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022		58,273	58,328,096
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.29%, Maturing October 20, 2018		15,871	15,848,202
Term Loan, 5.25%, Maturing December 11, 2019		25,006	25,025,104
Term Loan, 5.25%, Maturing August 5, 2020		3,830	3,831,785
Term Loan, 5.50%, Maturing April 1, 2022		38,667	38,731,867

			$257,581,970

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		12,714	$12,743,198
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		13,779	13,813,797
GFL Environmental, Inc.
Term Loan, 3.75%, Maturing September 23, 2023		12,975	13,007,437

			$39,564,432

Electronics / Electrical — 9.6%
Answers Corporation
Term Loan, 0.00%, Maturing October 3, 2021(5)		27,275	$14,523,879
Avago Technologies Cayman Ltd.
Term Loan, 3.53%, Maturing February 1, 2023		64,323	65,066,796
Avast Software B.V.
Term Loan, 5.00%, Maturing September 30, 2022		20,225	20,422,194
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021		13,271	12,939,169
CommScope, Inc.
Term Loan, 3.25%, Maturing December 29, 2022		11,707	11,785,712
Cypress Semiconductor Corporation
Term Loan, 6.50%, Maturing July 5, 2021		11,134	11,268,595
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022		3,615	3,639,381
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021		7,816	7,830,838
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021		5,346	5,379,227
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020		13,379	13,077,537
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020		9,704	9,703,770
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021		57,958	58,381,950
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022		11,939	12,000,076
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020		7,298	7,278,150
Term Loan, 3.75%, Maturing June 3, 2020		70,280	70,192,086
Term Loan, 4.00%, Maturing June 3, 2020	EUR	4,645	5,135,878
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022		32,220	31,708,163
Lattice Semiconductor Corporation
Term Loan, 5.51%, Maturing March 10, 2021		7,328	7,290,913
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021		15,363	15,535,540

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	19,210	$19,311,198
Term Loan, 4.50%, Maturing November 20, 2021	22,178	22,292,566
Magic Newco, LLC
Term Loan, 6.50%, Maturing December 12, 2018	55,179	55,337,957
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	18,933	19,011,772
NXP B.V.
Term Loan, 3.34%, Maturing January 11, 2020	21,714	21,831,314
Term Loan, 3.41%, Maturing December 7, 2020	9,651	9,695,414
ON Semiconductor Corporation
Term Loan, 3.78%, Maturing March 31, 2023	6,200	6,243,177
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	15,763	15,756,657
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	4,550	4,498,812
Rocket Software, Inc.
Term Loan, 5.25%, Maturing October 14, 2023	11,375	11,446,094
SkillSoft Corporation
Term Loan, 5.84%, Maturing April 28, 2021	43,972	39,217,839
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	2,402	2,423,536
Term Loan, 4.00%, Maturing July 8, 2022	19,738	19,914,071
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	12,395	12,426,307
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	14,357	14,410,387
Uber Technologies
Term Loan, 5.00%, Maturing July 13, 2023	26,025	26,171,391
Veritas US, Inc.
Term Loan, 6.63%, Maturing January 27, 2023	18,783	17,548,523
Vertafore, Inc.
Term Loan, 4.75%, Maturing June 30, 2023	28,850	28,996,500
Wall Street Systems Delaware, Inc.
Term Loan, 4.75%, Maturing August 23, 2023	19,448	19,533,156
Western Digital Corporation
Term Loan, 4.50%, Maturing April 29, 2023	10,534	10,668,567
Zebra Technologies Corporation
Term Loan, 4.09%, Maturing October 27, 2021	24,525	24,811,133

		$784,706,225

Financial Intermediaries — 3.8%
Americold Realty Operating Partnership L.P.
Term Loan, 5.75%, Maturing December 1, 2022	4,589	$4,660,195

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	12,646	$12,413,848
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	6,200	6,070,835
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	26,342	26,432,773
Clipper Acquisitions Corp.
Term Loan, 3.09%, Maturing February 6, 2020	5,991	6,000,097
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023	7,700	7,748,125
First Data Corporation
Term Loan, 4.27%, Maturing July 8, 2022	48,078	48,472,363
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	16,948	16,863,010
Guggenheim Partners, LLC
Term Loan, 3.50%, Maturing July 21, 2023	38,660	38,828,787
Harbourvest Partners, LLC
Term Loan, 3.38%, Maturing February 4, 2021	12,740	12,665,807
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019(3)	3,737	3,468,057
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	4,661	4,673,976
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	2,267	2,272,249
Term Loan, 6.25%, Maturing September 4, 2018	8,275	8,295,545
Term Loan, 6.25%, Maturing September 4, 2018	12,634	12,665,836
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	7,736	7,753,231
Outerwall, Inc.
Term Loan, 5.25%, Maturing September 27, 2023	6,400	6,458,669
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	6,708	6,716,048
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	22,239	22,281,073
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	11,708	11,810,711
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	50,193	47,244,553

		$313,795,788

Food Products — 3.0%
AdvancePierre Foods, Inc.
Term Loan, 4.50%, Maturing June 2, 2023	29,533	$29,791,394
Blue Buffalo Company, Ltd.
Term Loan, 3.75%, Maturing August 8, 2019	5,365	5,397,628

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		5,758	$5,783,969
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		22,237	20,698,945
Dole Food Company, Inc.
Term Loan, 4.56%, Maturing November 1, 2018		14,136	14,207,092
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		8,915	8,864,487
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		32,722	32,762,744
Term Loan, 3.75%, Maturing September 18, 2020		27,209	27,208,500
Term Loan, 4.00%, Maturing October 30, 2022		7,350	7,350,168
Keurig Green Mountain, Inc.
Term Loan, 5.25%, Maturing March 3, 2023		9,819	9,966,359
Meldrew Participations B.V.
Term Loan, 8.50%, (5.00% Cash, 3.50% PIK), Maturing October 31, 2019	EUR	12,096	8,531,462
Term Loan, 4.50%, (0.00% Cash, 4.50% PIK), Maturing December 19, 2022(6)	EUR	7,762	362,147
NBTY, Inc.
Term Loan, 5.00%, Maturing May 5, 2023		41,127	41,286,305
Term Loan, 6.25%, Maturing May 5, 2023	GBP	3,990	4,944,429
Oak Tea, Inc.
Term Loan, 4.25%, Maturing July 2, 2022		26,116	26,148,295

			$243,303,924

Food Service — 2.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		52,279	$52,584,081
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		9,554	9,517,771
Focus Brands, Inc.
Term Loan, 5.00%, Maturing October 3, 2023		3,725	3,761,475
Landry’s, Inc.
Term Loan, 4.00%, Maturing October 4, 2023		26,875	27,070,972
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023		10,007	10,171,928
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018		6,349	6,372,380
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.53%, Maturing July 2, 2019		8,870	8,770,101
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.59%, Maturing May 14, 2020		3,991	4,012,556
Weight Watchers International, Inc.
Term Loan, 4.07%, Maturing April 2, 2020		61,653	47,411,230

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service (continued)
Yum! Brands, Inc.
Term Loan, 3.29%, Maturing June 16, 2023	10,075	$10,188,091

		$179,860,585

Food / Drug Retailers — 1.9%
Albertsons, LLC
Term Loan, 4.50%, Maturing August 25, 2021	12,122	$12,222,234
Term Loan, 4.75%, Maturing June 22, 2023	51,123	51,675,299
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	7,936	7,802,056
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	43,538	43,748,461
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	40,427	40,590,776

		$156,038,826

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, Maturing October 27, 2023(4)	10,225	$10,122,750

		$10,122,750

Health Care — 7.9%
Acadia Healthcare Company, Inc.
Term Loan, 3.75%, Maturing February 11, 2022	3,193	$3,205,099
ADMI Corp.
Term Loan, 5.25%, Maturing April 30, 2022	4,246	4,283,405
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	15,325	15,516,729
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	18,528	18,478,026
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	16,130	15,539,023
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	6,336	6,336,000
BioClinica, Inc.
Term Loan, 5.25%, Maturing October 20, 2023	6,425	6,408,937
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	20,980	20,691,424
CHG Healthcare Services, Inc.
Term Loan, 4.75%, Maturing June 7, 2023	20,074	20,210,348
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	13,543	12,913,082
Term Loan, 4.00%, Maturing January 27, 2021	24,079	22,884,185

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	6,370	$6,377,586
Convatec, Inc.
Term Loan, Maturing October 10, 2023(4)	5,775	5,796,656
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 15, 2021	15,635	15,596,301
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	16,339	16,163,703
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	46,352	46,482,174
Genoa, a QoL Healthcare Company, LLC
Term Loan, Maturing October 25, 2023(4)	5,800	5,809,065
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	15,253	15,069,717
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	16,888	16,820,914
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021	37,205	37,408,912
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	12,136	12,136,250
inVentiv Health, Inc.
Term Loan, 8.75%, Maturing May 15, 2018	5,990	6,005,009
Term Loan, 8.75%, Maturing May 15, 2018	15,293	15,341,068
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	28,189	28,247,710
Kinetic Concepts, Inc.
Term Loan, 5.00%, Maturing November 4, 2020	53,008	53,400,515
KUEHG Corp.
Term Loan, 5.25%, Maturing August 12, 2022	13,761	13,812,604
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	10,531	9,978,148
MPH Acquisition Holdings, LLC
Term Loan, 5.00%, Maturing June 7, 2023	26,395	26,731,930
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	7,656	7,254,061
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	5,417	5,430,561
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022	4,938	4,883,434
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	3,330	2,120,855
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	24,234	22,593,777
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	18,119	16,782,389

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		17,685	$17,284,212
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020		22,644	22,791,549
Quality Care Properties, Inc.
Term Loan, Maturing September 12, 2022(4)		27,625	27,659,531
RadNet, Inc.
Term Loan, 4.77%, Maturing July 1, 2023		14,675	14,733,084
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018		20,696	20,786,099
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022		4,282	4,281,750
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		5,828	5,798,613

			$650,044,435

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		44,040	$44,087,121

			$44,087,121

Industrial Equipment — 3.7%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		40,279	$39,775,116
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		5,651	5,488,308
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		15,523	15,567,963
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021		12,446	12,476,927
Term Loan, 5.50%, Maturing January 15, 2021		6,070	6,099,848
Filtration Group Corporation
Term Loan, Maturing November 21, 2020(4)		1,792	1,799,404
Term Loan, Maturing November 21, 2020(4)		4,083	4,083,211
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		40,911	39,808,809
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,381	6,883,646
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021		37,897	37,378,978
Harsco Corporation
Term Loan, Maturing October 21, 2023(4)		6,100	6,176,250
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		22,360	22,375,274

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Milacron, LLC
Term Loan, 4.25%, Maturing September 28, 2020		12,774	$12,845,163
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		12,338	11,104,158
Paternoster Holding IV GmbH
Term Loan, 7.13%, Maturing February 10, 2022	EUR	10,800	11,826,064
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		47,475	47,599,840
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		3,982	3,978,050
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		5,576	5,087,987
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		7,917	7,739,218
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,139	3,120,582

			$301,214,796

Insurance — 2.4%
Alliant Holdings I, Inc.
Term Loan, 4.75%, Maturing August 12, 2022		12,022	$12,045,304
Term Loan, 5.25%, Maturing August 12, 2022		5,137	5,175,653
AmWINS Group, LLC
Term Loan, 4.75%, Maturing September 6, 2019		4,617	4,650,294
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		10,849	10,925,450
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		7,018	7,038,110
Term Loan, 5.00%, Maturing August 4, 2022		30,093	30,280,954
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		19,275	19,387,431
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019		16,052	13,603,891
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020		4,700	3,887,840
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020		40,436	40,455,613
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019		51,613	51,698,691

			$199,149,231

Leisure Goods / Activities / Movies — 2.9%
AMC Entertainment, Inc.
Term Loan, Maturing December 15, 2023(4)		5,325	$5,311,688

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Ancestry.com Operations, Inc.
Term Loan, 5.25%, Maturing October 19, 2023	20,875	$20,950,672
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing June 30, 2023	44,775	44,931,713
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	5,371	5,394,247
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	20,360	20,462,138
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	3,688	3,683,140
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	282	283,554
Term Loan, 5.50%, Maturing May 8, 2021	2,187	2,197,540
Live Nation Entertainment, Inc.
Term Loan, 3.34%, Maturing October 26, 2023	34,301	34,387,062
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	5,346	5,358,224
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022	6,459	6,511,857
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	19,781	19,904,925
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.09%, Maturing May 14, 2020	17,568	17,349,648
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)	6,446	2,578,397
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020	29,290	28,631,128
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	5,161	5,044,542
UFC Holdings, LLC
Term Loan, 5.00%, Maturing August 18, 2023	15,800	15,961,286

		$238,941,761

Lodging and Casinos — 2.8%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	44,521	$44,559,002
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	5,828	5,825,682
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	1,209	1,217,392
Term Loan, 3.53%, Maturing September 15, 2023	8,125	8,192,031
Caesars Entertainment Operating Company
Revolving Loan, 0.00%, Maturing January 28, 2017(5)	1,787	1,771,007

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		9,241	$9,310,807
ESH Hospitality, Inc.
Term Loan, 3.75%, Maturing August 30, 2023		20,835	20,991,262
Gala Group Finance PLC
Term Loan, 4.74%, Maturing May 27, 2018	GBP	27,338	33,547,434
Golden Nugget, Inc.
Term Loan, 4.50%, Maturing November 21, 2019		2,836	2,871,558
Term Loan, 4.50%, Maturing November 21, 2019		6,618	6,700,301
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		3,872	3,894,205
Term Loan, 3.03%, Maturing October 25, 2023		39,583	39,848,319
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.00%, Maturing April 25, 2023		20,248	20,339,995
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		28,592	28,780,772

			$227,849,767

Nonferrous Metals / Minerals — 1.5%
Alpha Natural Resources, LLC
Term Loan, 11.00%, Maturing July 25, 2019		5,025	$5,293,837
Arch Coal, Inc.
Term Loan, 10.00%, Maturing June 15, 2021		6,927	7,068,886
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022		8,997	9,053,562
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019		38,608	36,810,373
Murray Energy Corporation
Term Loan, 9.25%, Maturing April 16, 2017		3,738	3,746,074
Term Loan, 8.25%, Maturing April 16, 2020		22,579	20,960,470
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)		3,460	1,439,189
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022		24,739	24,844,059
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019		2,017	2,025,416
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020		12,825	12,568,500
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)		2,130	852,126

			$124,662,492

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas — 3.7%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	51,304	$26,934,729
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	26,969	25,215,730
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	10,629	10,731,285
CITGO Petroleum Corporation
Revolving Loan, 1.21%, Maturing July 23, 2019(2)	12,500	11,785,000
Term Loan, 4.50%, Maturing July 29, 2021	15,925	15,845,375
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	7,543	7,090,612
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	2,632	1,867,135
Energy Transfer Equity L.P.
Term Loan, 3.29%, Maturing December 2, 2019	3,550	3,526,861
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	18,035	16,637,180
Term Loan, 8.00%, Maturing August 31, 2020	7,471	6,555,556
Term Loan, 8.38%, Maturing September 30, 2020	9,874	7,972,952
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	13,852	8,311,490
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	1,610	1,275,711
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	50,172	47,464,374
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	23,179	7,765,015
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(5)	18,250	4,425,625
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	31,106	17,652,590
Sheridan Investment Partners II L.P.
Term Loan, 4.34%, Maturing December 16, 2020	957	708,329
Term Loan, 4.34%, Maturing December 16, 2020	2,567	1,899,285
Term Loan, 4.34%, Maturing December 16, 2020	18,451	13,653,386
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	3,202	2,481,631
Term Loan, 4.25%, Maturing October 1, 2019	5,242	4,062,880
Term Loan, 4.25%, Maturing October 1, 2019	39,563	30,661,345
Southcross Energy Partners L.P.
Term Loan, 5.25%, Maturing August 4, 2021	7,859	6,385,678
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	1,165	986,127

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tervita Corporation
Term Loan, 7.50%, Maturing May 15, 2018	23,722	$23,559,235

		$305,455,116

Publishing — 2.2%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	201	$160,470
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	23,758	23,891,872
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	61,507	52,188,923
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	35,774	35,617,419
LSC Communications, Inc.
Term Loan, 7.00%, Maturing September 26, 2022	11,700	11,641,500
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	7,672	7,288,518
Penton Media, Inc.
Term Loan, 6.25%, Maturing October 3, 2019	10,570	10,582,781
Press Ganey Holdings, Inc.
Term Loan, 4.25%, Maturing October 21, 2023	10,975	10,988,719
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	10,386	10,415,461
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	15,679	15,273,703

		$178,049,366

Radio and Television — 2.6%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	6,864	$6,791,681
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	6,689	6,065,633
CBS Radio, Inc.
Term Loan, 4.50%, Maturing October 17, 2023	12,825	12,911,171
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	69,871	48,560,525
Entercom Radio, LLC
Term Loan, 4.02%, Maturing November 23, 2018	5,492	5,508,851
Term Loan, Maturing October 25, 2023(4)	9,775	9,848,313
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	15,618	15,644,332

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Gray Television, Inc.
Term Loan, 3.94%, Maturing June 13, 2021		4,135	$4,164,019
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		7,607	7,502,897
iHeartCommunications, Inc.
Term Loan, 7.28%, Maturing January 30, 2019		33,740	25,705,488
Term Loan, 8.03%, Maturing July 30, 2019		5,384	4,121,967
Lions Gate Entertainment Corp.
Term Loan, Maturing October 12, 2023(4)		8,325	8,349,284
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		17,290	17,316,255
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		10,873	10,913,752
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		12,330	12,376,367
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		5,542	5,531,602
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		4,526	4,539,152
Term Loan, 4.00%, Maturing March 1, 2020		7,762	7,782,830

			$213,634,119

Retailers (Except Food and Drug) — 4.0%
B&M Retail Limited
Term Loan, 3.01%, Maturing May 21, 2019	GBP	6,850	$8,335,499
Term Loan, 3.51%, Maturing April 28, 2020	GBP	5,450	6,655,321
CDW, LLC
Term Loan, 3.00%, Maturing August 4, 2023		21,359	21,454,505
Coinamatic Canada, Inc.
Term Loan, 4.25%, Maturing May 14, 2022		275	275,200
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		24,097	22,500,834
Dollar Tree, Inc.
Term Loan, 3.00%, Maturing July 6, 2022		6,807	6,883,830
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		24,426	22,655,553
Harbor Freight Tools USA, Inc.
Term Loan, 4.14%, Maturing August 19, 2023		25,386	25,581,317
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		26,720	20,612,898
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		9,074	8,967,854
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 27, 2023		29,313	29,561,406

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	24,119	$22,232,759
Party City Holdings, Inc.
Term Loan, 4.20%, Maturing August 19, 2022	19,725	19,811,490
PetSmart, Inc.
Term Loan, 4.00%, Maturing March 11, 2022	45,325	45,466,340
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	10,189	9,602,897
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	9,653	8,591,003
Rent-A-Center, Inc.
Term Loan, 3.84%, Maturing March 19, 2021	6,380	5,937,585
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	31,974	30,595,100
Vivid Seats, Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	8,850	8,750,437
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	3,100	2,699,235

		$327,171,063

Steel — 0.9%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	45,928	$45,950,009
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	7,729	7,690,593
Zekelman Industries, Inc.
Term Loan, 6.00%, Maturing June 14, 2021	20,836	21,070,503

		$74,711,105

Surface Transport — 0.6%
Hertz Corporation (The)
Term Loan, 3.50%, Maturing June 30, 2023	10,723	$10,804,503
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(2)	323	322,018
Term Loan, 4.00%, Maturing July 31, 2022	1,414	1,411,113
Term Loan, 4.00%, Maturing July 31, 2022	4,605	4,595,275
Stena International S.a.r.l.
Term Loan, 4.24%, Maturing March 3, 2021	35,595	30,522,599

		$47,655,508

Telecommunications — 2.5%
Consolidated Communications, Inc.
Term Loan, 4.00%, Maturing October 4, 2023	4,025	$4,055,187

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	66,259	$63,484,022
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	22,039	20,992,505
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	4,135	4,170,968
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	9,839	9,043,464
Term Loan, 4.00%, Maturing April 23, 2019	30,908	28,409,795
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	46,148	46,249,094
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	10,125	10,128,640
Term Loan, 3.50%, Maturing January 15, 2022	17,084	17,090,850
Term Loan, 3.70%, Maturing January 15, 2022	3,146	3,147,249

		$206,771,774

Utilities — 1.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.09%, Maturing May 3, 2020	4,191	$4,174,143
Term Loan, 3.34%, Maturing January 31, 2022	10	9,657
Calpine Corporation
Term Loan, 3.59%, Maturing May 27, 2022	40,216	40,357,337
Dayton Power & Light Company (The)
Term Loan, 4.00%, Maturing August 24, 2022	5,550	5,605,500
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	17,020	17,052,019
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	1,707	1,694,948
Term Loan, 5.00%, Maturing December 19, 2021	38,114	37,847,425
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 19, 2022	2,253	2,162,752
Lonestar Generation, LLC
Term Loan, 5.47%, Maturing February 22, 2021	18,251	15,969,826
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	3,604	3,153,828
TPF II Power, LLC
Term Loan, 5.00%, Maturing October 2, 2021	20,137	20,413,525

		$148,440,960

Total Senior Floating-Rate Loans (identified cost $7,508,586,535)		$7,233,750,942

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Corporate Bonds & Notes — 5.0%

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 0.3%
Virgin Media Secured Finance PLC
5.375%, 4/15/21(7)		8,823	$9,142,316
6.00%, 4/15/21(7)	GBP	11,115	14,268,000

			$23,410,316

Chemicals and Plastics — 0.2%
Hexion, Inc.
6.625%, 4/15/20		16,525	$14,542,000
PQ Corp.
6.75%, 11/15/22(7)		4,000	4,325,000

			$18,867,000

Containers and Glass Products — 0.7%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$45,725,085
4.38%, 7/15/21(7)(8)		9,925	10,148,312

			$55,873,397

Ecological Services and Equipment — 0.1%
Tervita Corp.
8.00%, 11/15/18(7)		3,000	$2,985,000
9.00%, 11/15/18(7)	CAD	4,500	3,338,179

			$6,323,179

Electronics / Electrical — 0.2%
Western Digital Corp.
7.375%, 4/1/23(7)		13,000	$14,267,500

			$14,267,500

Entertainment — 0.1%
Vue International Bidco PLC
4.939%, 7/15/20(7)(8)	EUR	8,625	$9,562,304

			$9,562,304

Equipment Leasing — 0.0%(9)
International Lease Finance Corp.
7.125%, 9/1/18(7)		2,325	$2,537,156

			$2,537,156

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(7)		5,952	$6,175,069

			$6,175,069

Food Products — 0.4%
Dole Food Co., Inc.
7.25%, 5/1/19(7)		18,000	$18,292,500
Iceland Bondco PLC
4.651%, 7/15/20(7)(8)	GBP	6,075	7,064,014
6.25%, 7/15/21(7)	GBP	7,000	8,268,125

			$33,624,639

Health Care — 1.0%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		14,975	$14,789,310
5.125%, 8/1/21		7,500	6,956,250
HCA, Inc.
4.75%, 5/1/23		9,766	10,193,262
inVentiv Health, Inc.
9.00%, 1/15/18(7)		15,375	15,596,016
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(7)		13,800	14,024,250
Tenet Healthcare Corp.
6.00%, 10/1/20		12,500	13,281,250
4.375%, 10/1/21		9,700	9,700,000

			$84,540,338

Industrial Equipment — 0.0%
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(5)(10)		680	$0

			$0

Insurance — 0.0%(9)
Galaxy Bidco, Ltd.
5.386%, 11/15/19(7)(8)	GBP	2,500	$3,076,333

			$3,076,333

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,621,250

			$8,621,250

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 0.6%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)		25,250	$26,070,625
9.00%, 2/15/20(5)		6,175	6,391,125
9.00%, 2/15/20(5)		14,975	15,349,375

			$47,811,125

Media — 0.1%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(7)		7,000	$7,280,000

			$7,280,000

Oil and Gas — 0.2%
CITGO Petroleum Corp.
6.25%, 8/15/22(7)		11,500	$11,816,250

			$11,816,250

Radio and Television — 0.2%
iHeartCommunications, Inc.
9.00%, 12/15/19		8,994	$6,857,925
Univision Communications, Inc.
6.75%, 9/15/22(7)		8,140	8,608,457

			$15,466,382

Retailers (Except Food and Drug) — 0.1%
Fresh Market, Inc. (The)
9.75%, 5/1/23(7)		12,550	$10,730,250

			$10,730,250

Telecommunications — 0.2%
Wind Acquisition Finance S.A.
4.938%, 4/30/19(7)(8)	EUR	5,005	$5,647,354
6.50%, 4/30/20(7)		7,375	7,706,875

			$13,354,229

Utilities — 0.4%
Calpine Corp.
6.00%, 1/15/22(7)		3,000	$3,137,805
7.875%, 1/15/23(7)		15,040	15,792,000
5.875%, 1/15/24(7)		5,000	5,287,500

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corp. (continued)
5.25%, 6/1/26(7)	10,925	$11,116,187

		$35,333,492

Total Corporate Bonds & Notes (identified cost $419,819,832)		$408,670,209

Asset-Backed Securities — 0.7%

Security	Principal Amount (000’s omitted)	Value
Apidos CLO XIV Series 2013-14A, Class D, 4.38%, 4/15/25(7)(8)	$4,000	$3,968,884
Series 2013-14A, Class E, 5.28%, 4/15/25(7)(8)	3,500	3,133,274
Ares XXVIII CLO, Ltd. Series 2013-3A, Class D, 4.38%, 10/17/24(7)(8)	3,000	2,966,736
Series 2013-3A, Class E, 5.78%, 10/17/24(7)(8)	3,000	2,794,710
Avery Point II CLO, Ltd. Series 2013-2A, Class D, 4.33%, 7/17/25(7)(8)	3,330	3,047,969
Series 2013-2A, Class E, 5.13%, 7/17/25(7)(8)	3,330	2,752,178
Babson CLO, Ltd. Series 2013-IA, Class D, 4.381%, 4/20/25(7)(8)	5,600	5,476,302
Series 2013-IA, Class E, 5.281%, 4/20/25(7)(8)	3,525	3,178,968
Birchwood Park CLO, Ltd. Series 2014-1A, Class E1, 5.98%, 7/15/26(7)(8)	3,500	2,990,414
Carlyle Global Market Strategies CLO, Ltd. Series 2013-3A, Class C, 4.28%, 7/15/25(7)(8)	3,000	2,937,216
Series 2013-3A, Class D, 5.48%, 7/15/25(7)(8)	2,400	2,183,330
Dryden XXVIII Senior Loan Fund Series 2013-28A, Class B1L, 4.017%, 8/15/25(7)(8)	1,400	1,321,601
Series 2013-28A, Class B2L, 4.717%, 8/15/25(7)(8)	925	799,739
Jay Park CLO, Ltd. Series 2016-1A, Class D, 7.811%, 10/20/27(7)(8)	3,000	2,970,951
Madison Park Funding XII, Ltd. Series 2014-12A, Class D, 4.381%, 7/20/26(7)(8)	3,250	3,167,333
Series 2014-12A, Class E, 5.981%, 7/20/26(7)(8)	3,250	2,944,120
Oak Hill Credit Partners VIII, Ltd. Series 2013-8A, Class D, 4.381%, 4/20/25(7)(8)	6,950	6,693,483
Palmer Square CLO, Ltd. Series 2014-1A, Class D, 6.63%, 10/17/22(7)(8)	2,000	2,006,575
Wind River CLO, Ltd. Series 2014-2A, Class E, 6.13%, 7/15/26(7)(8)	800	698,877

Total Asset-Backed Securities (identified cost $56,951,781)		$56,032,660

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

Common Stocks — 0.8%

Security	Shares	Value

Aerospace and Defense — 0.4%
IAP Global Services, LLC(3)(10)(11)(12)	2,577	$30,049,021

		$30,049,021

Automotive — 0.0%(9)
Dayco Products, LLC(3)(10)(11)	88,506	$2,478,168

		$2,478,168

Business Equipment and Services — 0.0%(9)
Education Management Corp.(3)(10)(11)	65,471,595	$45,830
RCS Capital Corp.(3)(10)(11)	421,149	3,158,618

		$3,204,448

Health Care — 0.0%(9)
New Millennium Holdco, Inc.(10)(11)	421,318	$947,965

		$947,965

Lodging and Casinos — 0.0%(9)
Affinity Gaming, LLC(3)(10)(11)	206,125	$3,607,191

		$3,607,191

Nonferrous Metals / Minerals — 0.1%
ASP United/GHX Holding, LLC(3)(10)(11)	2,816	$0
Warrior Met Coal, LLC, Class A(10)(11)	14,808	4,072,200

		$4,072,200

Oil and Gas — 0.0%(9)
Southcross Holdings Group, LLC(3)(10)(11)	1,281	$0
Southcross Holdings L.P., Class A(10)(11)	1,281	477,173

		$477,173

Publishing — 0.3%
ION Media Networks, Inc.(3)(10)(11)	28,605	$15,110,305
MediaNews Group, Inc.(3)(10)(11)	162,730	5,550,719
Nelson Education, Ltd.(3)(10)(11)	32,751	0

		$20,661,024

Total Common Stocks (identified cost $18,625,392)		$65,497,190

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp., Series A-1, 7.50%(3)(10)(11)	72,851	$20,398

Total Convertible Preferred Stocks (identified cost $5,141,580)		$20,398

Short-Term Investments — 8.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(13)	703,525,882	$703,666,587

Total Short-Term Investments (identified cost $703,545,216)		$703,666,587

Total Investments — 103.2% (identified cost $8,712,670,336)		$8,467,637,986

Less Unfunded Loan Commitments — (0.4)%		$(29,342,660)

Net Investments — 102.8% (identified cost $8,683,327,676)		$8,438,295,326

Other Assets, Less Liabilities — (2.8)%		$(232,557,509)

Net Assets — 100.0%		$8,205,737,817

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Portfolio of Investments — continued

(4)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(5)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Includes Staunton Luxco S.C.A. ordinary shares and Staunton Topco, Ltd. ordinary shares that trade with the loan.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $286,225,412 or 3.5% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(9)	Amount is less than 0.05%.

(10)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(11)	Non-income producing security.

(12)	Affiliated company (see Note 9).

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,567,501	CAD	15,144,057	Goldman Sachs International	11/30/16	$274,800	$—
USD	52,845,842	EUR	46,648,578	State Street Bank and Trust Company	11/30/16	1,579,917	—
USD	26,007,965	GBP	19,645,348	HSBC Bank USA, N.A.	11/30/16	1,949,038	—
USD	38,326,432	EUR	33,958,066	HSBC Bank USA, N.A.	12/30/16	947,391	—
USD	23,336,562	GBP	17,925,967	Goldman Sachs International	12/30/16	1,363,148	—
USD	54,845,809	EUR	50,119,537	Goldman Sachs International	1/31/17	—	(404,973)
USD	50,934,318	GBP	41,768,785	State Street Bank and Trust Company	1/31/17	—	(298,633)

						$6,114,294	$(703,606)

Abbreviations:

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $7,979,782,460)	$7,734,628,739
Affiliated investment, at value (identified cost, $703,545,216)	703,666,587
Cash	56,500,437
Restricted cash*	5,512,943
Foreign currency, at value (identified cost, $344,651)	345,083
Interest receivable	32,379,831
Receivable for investments sold	15,353,143
Receivable for open forward foreign currency exchange contracts	6,114,294
Prepaid expenses	695,762
Total assets	$8,555,196,819

Liabilities
Cash collateral due to brokers	$5,512,943
Payable for investments purchased	338,441,493
Payable for open forward foreign currency exchange contracts	703,606
Payable to affiliates:
Investment adviser fee	3,465,321
Trustees’ fees	5,667
Accrued expenses	1,329,972
Total liabilities	$349,459,002
Net Assets applicable to investors’ interest in Portfolio	$8,205,737,817

Sources of Net Assets
Investors’ capital	$8,445,458,082
Net unrealized depreciation	(239,720,265)
Total	$8,205,737,817

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income	$435,994,743
Interest allocated from/dividends from affiliated investment	1,633,937
Expenses allocated from affiliated investment	(37,669)
Total investment income	$437,591,011

Expenses
Investment adviser fee	$42,753,937
Trustees’ fees and expenses	68,000
Custodian fee	1,755,724
Legal and accounting services	1,224,046
Interest expense and fees	2,582,746
Miscellaneous	375,146
Total expenses	$48,759,599

Net investment income	$388,831,412

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(243,422,510)
Investment transactions in/allocated from affiliated investment	10,584
Foreign currency and forward foreign currency exchange contract transactions	24,501,288
Net realized loss	$(218,910,638)
Change in unrealized appreciation (depreciation) —
Investments	$354,663,538
Investments — affiliated investment	121,371
Foreign currency and forward foreign currency exchange contracts	3,334,369
Net change in unrealized appreciation (depreciation)	$358,119,278

Net realized and unrealized gain	$139,208,640

Net increase in net assets from operations	$528,040,052

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$388,831,412	$494,331,626
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(218,910,638)	(21,019,593)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	358,119,278	(399,899,339)
Net increase in net assets from operations	$528,040,052	$73,412,694
Capital transactions —
Contributions	$709,970,505	$222,760,540
Withdrawals	(2,968,286,384)	(4,261,374,172)
Net decrease in net assets from capital transactions	$(2,258,315,879)	$(4,038,613,632)

Net decrease in net assets	$(1,730,275,827)	$(3,965,200,938)

Net Assets
At beginning of year	$9,936,013,644	$13,901,214,582
At end of year	$8,205,737,817	$9,936,013,644

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.58%	0.55%	0.52%	0.52%	0.54%
Net investment income	4.58%	4.27%	3.89%	4.14%	4.72%
Portfolio Turnover	27%	19%	34%	32%	42%

Total Return	7.10%	0.56%	2.23%	5.08%	7.67%

Net assets, end of year (000’s omitted)	$8,205,738	$9,936,014	$13,901,215	$16,648,042	$9,432,841

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 86.2%, 13.5%, 0.2% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

43

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee

44

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, 0.450% from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $42,753,937 or 0.50% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $2,169,738,295 and $4,250,167,817, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,684,509,404

Gross unrealized appreciation	$102,400,992
Gross unrealized depreciation	(348,615,070)

Net unrealized depreciation	$(246,214,078)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $703,606. At October 31, 2016, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate

45

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$6,114,294	(1)	$(703,606	)(2)

Total Derivatives subject to master netting or similar agreements	$6,114,294		$(703,606)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,637,948	$(404,973)	$(1,232,975)	$—	$—
HSBC Bank USA, N.A.	2,896,429	—	(2,896,429)	—	—
State Street Bank and Trust Company	1,579,917	(298,633)	—	(1,281,284)	—

	$6,114,294	$(703,606)	$(4,129,404)	$(1,281,284)	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(404,973)	$404,973	$—	$—	$—
State Street Bank and Trust Company	(298,633)	298,633	—	—	—

	$(703,606)	$703,606	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

46

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$25,210,410	$3,394,565

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was approximately $313,188,000.

6  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $900 million ($1.175 billion prior to March 14, 2016) unsecured line of credit agreement with a group of banks, which is in effect through March 13, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above a prime rate, the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.10% prior to March 14, 2016) on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense is approximately $1,246,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2016 is $465,988 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2016.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

9  Investments in Affiliated Companies

Transactions in affiliated companies, defined as companies in which a fund owns 5% or more of the outstanding voting securities, by the Portfolio for the year ended October 31, 2016 were as follows:

	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Realized gain (loss)

IAP Global Services, LLC	2,577	—	—	2,577	$30,049,021	$—	$—

47

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$7,186,707,566	$17,700,716	$7,204,408,282
Corporate Bonds & Notes	—	408,670,209	0	408,670,209
Asset-Backed Securities	—	56,032,660	—	56,032,660
Common Stocks	—	5,497,338	59,999,852	65,497,190
Convertible Preferred Stocks	—	—	20,398	20,398
Short-Term Investments	—	703,666,587	—	703,666,587

Total Investments	$—	$8,360,574,360	$77,720,966	$8,438,295,326

Forward Foreign Currency Exchange Contracts	$—	$6,114,294	$—	$6,114,294

Total	$—	$8,366,688,654	$77,720,966	$8,444,409,620

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(703,606)	$—	$(703,606)

Total	$—	$(703,606)	$—	$(703,606)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Legal Proceedings

In May 2015, the Portfolio was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Portfolio is approximately $10,668,000 (equal to 0.13% of net assets at October 31, 2016). The Portfolio cannot predict the outcome of these proceedings or the effect, if any, on the Portfolio’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Portfolio as incurred.

48

Eaton Vance

Floating Rate Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating Rate Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

49

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Eaton Vance Floating Rate Portfolio (FRP), High Income Opportunities Portfolio (HIOP) and Short Duration High Income Portfolio (SDHIP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

50

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

51

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of FRP	1996	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of BIP, HIOP and SDHIP	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.16

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Global Income Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 42

Federal Tax Information	20

Management and Organization	43

Important Notices	46

Eaton Vance

Global Income Builder Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most global equity markets delivered moderate gains for the 12-month period ended October 31, 2016. Continued low interest rates and a rebound in oil prices were countered by geopolitical tensions and concerns about sluggish economic growth.

Global stocks moved in a choppy pattern during the first two months of the period. Worries about a possible interest rate hike by the U.S. Federal Reserve (the Fed) offset positive economic news, including further gains in the U.S. job market and higher European retail sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, global stocks rose briefly before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, Britain’s “Brexit” vote to leave the European Union sent stocks into a two-day tailspin, but equity markets quickly rallied, recovering the lost ground. In the U.S., major stock indexes reached multiple record highs during July and August 2016.

Global stocks pulled back in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, global equities drifted lower on worries about the U.S. presidential election as well as concerns about China’s lagging economy and the possibility of rising interest rates.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, returned 1.18%. The MSCI EAFE Index, an index of developed-market international equities, declined 3.23%, while the MSCI Emerging Markets Index returned 9.27%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 4.51%.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Global Income Builder Fund (the Fund) had a total return of 0.45% for Class A shares at net asset value (NAV), underperforming the 1.18% return of the Fund’s primary benchmark, the MSCI World Index (the Index), and the 3.84% return of its blended benchmark consisting of 65% MSCI World Index and 35% BofA Merrill Lynch Developed Markets High Yield Ex-Subordinated Financial Index (the Blended Index).

The Fund’s common stock allocation underperformed the Index during the period. Stock selection in the health care and financials sectors and an underweight in the materials sector detracted from results versus the Index.

Within health care, the Fund’s out-of-Index holding in Teva Pharmaceutical Industries, Ltd. ADR and overweight positions, relative to the Index, in drug makers Novo Nordisk A/S and Bayer AG detracted from performance versus the Index. All three stocks were hurt by headline news about high drug prices, which raised concerns during an election year that a new administration might press for increased scrutiny of drug prices. As of period-end, Teva and Bayer were no longer held in the portfolio. In the financials sector, the Fund’s overweight position in financial services giant Credit Suisse Group AG detracted from performance versus the Index, as a difficult global environment for Credit Suisse’s securities trading business hindered the firm’s efforts to restructure itself.

In contrast, stock selection in the industrials, information technology and consumer discretionary sectors aided Fund performance versus the Index. Within industrials, the Fund’s overweight position in Brambles, Ltd., a global supplier and manager of shipping pallets and containers, helped performance versus the Index as the firm reported strong growth early in the period and raised projections for future income and profits. As of period-end, Brambles, Ltd. was no longer held in the portfolio. An overweight in Keyence Corp., a global supplier of factory automation equipment, aided results versus the Index in information technology.

The Fund’s allocation to high yield securities underperformed the broad high yield market, as measured by the BofA Merrill Lynch Developed Markets High Yield Ex-Subordinated Financial Index, but outperformed the Index and thus helped Fund performance versus the Index. The underperformance of the high yield allocation versus the broad high yield market was driven mainly by an underweight in the materials sector and an underweight in the deeper distressed CCC-rated9 issuers in the market. As of period end, the Fund had 28.4% of its total investments in high yield securities (income instruments rated below investment grade).

For the 12-month period, the Fund’s preferred stock and other hybrid securities allocation helped Fund performance versus the Index as well. The preferred allocation outperformed both the Index and the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index (“BofA Index”). That outperformance was driven by several emerging market holdings that performed well; by an overweight in institutional issues that trade in the over-the-counter market, which in general performed better than retail (exchange-traded) issues; and by the preferred allocation’s longer duration relative to the BofA Index. A longer duration10 allowed the Fund to benefit when interest rates fell and prices rose during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2016

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research; Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/30/2005	11/30/2005	0.45%	7.97%	2.38%
Class A with 5.75% Maximum Sales Charge	—	—	–5.29	6.70	1.78
Class C at NAV	11/30/2005	11/30/2005	–0.30	7.19	1.62
Class C with 1% Maximum Sales Charge	—	—	–1.26	7.19	1.62
Class I at NAV	01/31/2006	11/30/2005	0.87	8.28	2.65
Class R at NAV	01/31/2006	11/30/2005	0.18	7.71	2.13
MSCI World Index	—	—	1.18%	9.01%	3.89%
Blended Index	—	—	3.84	8.13	5.08

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.25%	2.00%	1.01%	1.50%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2006	$11,741	N.A.
Class I	$250,000	10/31/2006	$324,932	N.A.
Class R	$10,000	10/31/2006	$12,354	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2016

Fund Profile5

Country Allocation (% of net assets)6

Top 10 Holdings (% of net assets)7

Alphabet, Inc., Class C	2.7%

Wells Fargo & Co.	1.6

Facebook, Inc., Class A	1.6

Time Warner, Inc.	1.5

JPMorgan Chase & Co.	1.4

Nippon Telegraph & Telephone Corp.	1.3

Kubota Corp.	1.3

Chubb, Ltd.	1.3

Johnson & Johnson	1.2

Visa, Inc., Class A	1.2

Total	15.1%

Asset Allocation (% of net assets)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds and reflects gross returns. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The blended index consists of 65% MSCI World Index and 35% BofA Merrill Lynch Developed Markets High Yield Ex-Subordinated Financial Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective December 7, 2015, the Fund changed its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

The Portfolio may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Portfolio’s investments in ETFs are included based on the portfolio composition of each ETF.

[7]	Excludes cash and cash equivalents.

[8]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[9]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Income Builder Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.70	$6.88	1.36%
Class C	$1,000.00	$1,008.80	$10.65	2.11%
Class I	$1,000.00	$1,016.40	$5.58	1.10%
Class R	$1,000.00	$1,011.20	$8.04	1.59%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.90	1.36%
Class C	$1,000.00	$1,014.50	$10.68	2.11%
Class I	$1,000.00	$1,019.60	$5.58	1.10%
Class R	$1,000.00	$1,017.10	$8.06	1.59%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Income Builder Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Global Income Builder Portfolio, at value (identified cost, $355,429,533)	$361,951,342
Receivable for Fund shares sold	804,552
Total assets	$362,755,894

Liabilities
Payable for Fund shares redeemed	$1,010,085
Payable to affiliates:
Administration fee	46,651
Distribution and service fees	144,293
Trustees’ fees	42
Accrued expenses	102,595
Total liabilities	$1,303,666
Net Assets	$361,452,228

Sources of Net Assets
Paid-in capital	$457,793,563
Accumulated net realized loss	(102,863,144)
Net unrealized appreciation from Portfolio	6,521,809
Total	$361,452,228

Class A Shares
Net Assets	$166,220,777
Shares Outstanding	20,436,928
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.13
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.63

Class C Shares
Net Assets	$125,353,819
Shares Outstanding	15,565,119
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.05

Class I Shares
Net Assets	$69,112,786
Shares Outstanding	8,506,098
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.13

Class R Shares
Net Assets	$764,846
Shares Outstanding	94,261
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.11

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends (net of foreign taxes, $206,577)	$6,285,127
Dividends allocated from Portfolio (net of foreign taxes, $881,382)	5,940,809
Interest	2,123,685
Interest allocated from Portfolio (net of foreign taxes, $9,357)	4,413,862
Interest allocated from affiliated investment	16,656
Securities lending income, net	131,736 (1)
Expenses allocated from Portfolio	(1,810,806)
Expenses allocated from affiliated investment	(659)
Total investment income	$17,100,410

Expenses
Investment adviser fee	$1,021,668
Administration fee	576,777
Distribution and service fees
Class A	449,354
Class C	1,338,576
Class R	2,970
Trustees’ fees and expenses	9,299
Custodian fee	108,425
Transfer and dividend disbursing agent fees	273,377
Legal and accounting services	44,851
Printing and postage	55,521
Registration fees	80,870
Miscellaneous	55,740
Total expenses	$4,017,428

Net investment income	$13,082,982

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$368,623
Investment transactions allocated from affiliated investment	14
Financial futures contracts	(702,069)
Foreign currency and forward foreign currency exchange contract transactions	415,172
Net realized gain (loss) allocated from Portfolio —
Investment transactions	9,130,052 (2)
Financial futures contracts	1,596,410
Foreign currency and forward foreign currency exchange contract transactions	(1,584,753)
Net realized gain	$9,223,449
Change in unrealized appreciation (depreciation) —
Investments	$(19,992,907)
Financial futures contracts	1,744,729
Foreign currency and forward foreign currency exchange contracts	(894,862)
Change in unrealized appreciation (depreciation) allocated from Portfolio —
Investments	(1,208,518)
Financial futures contracts	(1,744,773)
Foreign currency and forward foreign currency exchange contracts	861,573
Net change in unrealized appreciation (depreciation)	$(21,234,758)

Net realized and unrealized loss	$(12,011,309)

Net increase in net assets from operations	$1,071,673

(1)	Includes $97,030 of income earned from an affiliated investment company (see Note 8).

(2)	Includes $5,871,209 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$13,082,982	$13,255,607
Net realized gain (loss) from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	9,223,449 (1)	(139,863)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	(21,234,758)	(17,442)
Net increase in net assets from operations	$1,071,673	$13,098,302
Distributions to shareholders —
From net investment income
Class A	$(7,125,058)	$(8,113,977)
Class C	(4,350,164)	(4,958,036)
Class I	(3,005,653)	(2,840,272)
Class R	(22,043)	(27,592)
Total distributions to shareholders	$(14,502,918)	$(15,939,877)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,092,771	$24,608,118
Class C	12,216,993	12,777,148
Class I	25,446,107	18,202,031
Class R	275,460	239,482
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,809,440	7,795,269
Class C	3,874,766	4,421,313
Class I	2,462,737	2,398,579
Class R	22,043	27,592
Cost of shares redeemed
Class A	(45,394,894)	(43,804,427)
Class C	(27,044,230)	(25,303,961)
Class I	(26,163,890)	(14,657,462)
Class R	(279,363)	(81,445)
Net decrease in net assets from Fund share transactions	$(28,682,060)	$(13,377,763)
Other capital —
Portfolio transaction fee contributed to Portfolio	$(197,763)	$—
Portfolio transaction fee allocated from Portfolio	193,269	—
Net decrease in net assets from other capital	$(4,494)	$—

Net decrease in net assets	$(42,117,799)	$(16,219,338)

Net Assets
At beginning of year	$403,570,027	$419,789,365
At end of year	$361,452,228	$403,570,027

Accumulated undistributed net investment income included in net assets
At end of year	$—	$1,584,838

(1)	Includes $5,871,209 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$8.420		$8.470	$8.120		$7.070		$6.900

Income (Loss) From Operations
Net investment income(1)	$0.293	(2)	$0.291	$0.354	(2)	$0.380	(2)	$0.425	(3)
Net realized and unrealized gain (loss)	(0.259)		0.004	0.340		0.994		0.141

Total income from operations	$0.034		$0.295	$0.694		$1.374		$0.566

Less Distributions
From net investment income	$(0.324)		$(0.345)	$(0.344)		$(0.324)		$(0.396)

Total distributions	$(0.324)		$(0.345)	$(0.344)		$(0.324)		$(0.396)

Portfolio transaction fee, net(1)	$0.000	(4)	$—	$—		$—		$—

Net asset value — End of year	$8.130		$8.420	$8.470		$8.120		$7.070

Total Return(5)	0.45%		3.53%	8.65%		19.88%		8.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$166,221		$192,076	$204,799		$223,208		$212,233
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.30%		1.25%	1.24%		1.26%		1.26%
Net investment income	3.59	%(2)	3.44%	4.21	%(2)	5.04	%(2)	6.14	%(3)
Portfolio Turnover of the Portfolio(8)	66	%(9)	—	—		—		97	%(9)
Portfolio Turnover of the Fund	72	%(9)(11)	135%	119%		114%		35	%(9)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051, $0.190 and $0.103 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.96%, 1.95% and 3.68% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.059 per share for the year ended October 31, 2012. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.29% for the year ended October 31, 2012.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

(11)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$8.340		$8.400	$8.050		$7.020		$6.850

Income (Loss) From Operations
Net investment income(1)	$0.229	(2)	$0.226	$0.285	(2)	$0.321	(2)	$0.369	(3)
Net realized and unrealized gain (loss)	(0.256)		(0.003)	0.347		0.977		0.147

Total income (loss) from operations	$(0.027)		$0.223	$0.632		$1.298		$0.516

Less Distributions
From net investment income	$(0.263)		$(0.283)	$(0.282)		$(0.268)		$(0.346)

Total distributions	$(0.263)		$(0.283)	$(0.282)		$(0.268)		$(3.460)

Portfolio transaction fee, net(1)	$0.000	(4)	$—	$—		$—		$—

Net asset value — End of year	$8.050		$8.340	$8.400		$8.050		$7.020

Total Return(5)	(0.30)%		2.69%	7.93%		18.85%		7.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$125,354		$141,117	$150,189		$152,570		$140,506
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	2.05%		2.00%	1.99%		2.01%		2.01%
Net investment income	2.84	%(2)	2.70%	3.42	%(2)	4.28	%(2)	5.38	%(3)
Portfolio Turnover of the Portfolio(8)	66	%(9)	—	—		—		97	%(9)
Portfolio Turnover of the Fund	72	%(9)(11)	135%	119%		114%		35	%(9)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051, $0.186 and $0.102 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.21%, 1.19% and 2.93% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.059 per share for the year ended October 31, 2012. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.53% for the year ended October 31, 2012.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

(11)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$8.410		$8.460	$8.110		$7.070		$6.900

Income (Loss) From Operations
Net investment income(1)	$0.326	(2)	$0.307	$0.350	(2)	$0.401	(2)	$0.442	(3)
Net realized and unrealized gain (loss)	(0.258)		0.004	0.368		0.985		0.140

Total income from operations	$0.068		$0.311	$0.718		$1.386		$0.582

Less Distributions
From net investment income	$(0.348)		$(0.361)	$(0.368)		$(0.346)		$(0.412)

Total distributions	$(0.348)		$(0.361)	$(0.368)		$(0.346)		$(0.412)

Portfolio transaction fee, net(1)	$0.000	(4)	$—	$—		$—		$—

Net asset value — End of year	$8.130		$8.410	$8.460		$8.110		$7.070

Total Return(5)	0.87%		3.74%	8.98%		20.09%		8.76%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,113		$69,610	$64,213		$48,148		$41,820
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.05%		1.01%	0.99%		1.01%		1.01%
Net investment income	4.00	%(2)	3.63%	4.16	%(2)	5.32	%(2)	6.39	%(3)
Portfolio Turnover of the Portfolio(8)	66	%(9)	—	—		—		97	%(9)
Portfolio Turnover of the Fund	72	%(9)(11)	135%	119%		114%		35	%(9)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.050, $0.173 and $0.102 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.39%, 2.10% and 3.96% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.060 per share for the year ended October 31, 2012. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.53% for the year ended October 31, 2012.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

(11)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$8.400		$8.460	$8.100		$7.060		$6.900

Income (Loss) From Operations
Net investment income(1)	$0.274	(2)	$0.282	$0.340	(2)	$0.371	(2)	$0.407	(3)
Net realized and unrealized gain (loss)	(0.262)		(0.011)	0.340		0.975		0.135

Total income from operations	$0.012		$0.271	$0.680		$1.346		$0.542

Less Distributions
From net investment income	$(0.302)		$(0.331)	$(0.320)		$(0.306)		$(0.382)

Total distributions	$(0.302)		$(0.331)	$(0.320)		$(0.306)		$(0.382)

Portfolio transaction fee, net(1)	$0.000	(4)	$—	$—		$—		$—

Net asset value — End of year	$8.110		$8.400	$8.460		$8.100		$7.060

Total Return(5)	0.18%		3.25%	8.50%		19.48%		8.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$765		$767	$588		$610		$598
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.55%		1.50%	1.48%		1.51%		1.51%
Net investment income	3.37	%(2)	3.34%	4.05	%(2)	4.92	%(2)	5.89	%(3)
Portfolio Turnover of the Portfolio(8)	66	%(9)	—	—		—		97	%(9)
Portfolio Turnover of the Fund	72	%(9)(11)	135%	119%		114%		35	%(9)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.049, $0.199 and $0.104 per share for the years ended October 31, 2016, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.77%, 1.68% and 3.54% for the years ended October 31, 2016, 2014 and 2013, respectively.

(3)

Net investment income per share includes special dividends (including allocated from the Portfolio) which amounted to $0.058 per share for the year ended October 31, 2012. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.05% for the year ended October 31, 2012.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

(11)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, in which the Fund invested all of its investable assets prior to August 22, 2012 and to Global Income Builder Portfolio, in which the Fund invested all of its investable assets starting on March 28, 2016.

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.1% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946. Prior to March 28, 2016, the Fund invested directly in securities and derivatives. The accounting policies followed by the Fund for financial futures contracts, forward foreign currency exchange contracts and foreign currency translation were consistent with the Portfolio’s accounting policies.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities prior to March 28, 2016 was recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments was recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends, interest and capital gains were provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions in the Portfolio are accounted for on a trade date basis. Prior to March 28, 2016, realized gains and losses on investments sold were determined on the basis of identified cost.

14

Eaton Vance

Global Income Builder Fund

October 31, 2016

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$14,502,918	$15,939,877

During the year ended October 31, 2016, accumulated net realized loss was decreased by $1,221,408, accumulated undistributed net investment income was decreased by $164,902 and paid-in capital was decreased by $1,056,506 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in partnerships, distributions from real estate investment trusts, preferred securities, premium amortization, accretion of market discount and the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(102,107,858)
Net unrealized appreciation	$5,766,523

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $102,107,858 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($70,287,928), October 31, 2018 ($27,975,696) and October 31, 2019 ($3,844,234) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2016, capital loss carryforwards of $10,311,594 were utilized to offset net realized gains by the Fund.

3  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), the Fund pays BMR a fee computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million and is payable monthly. On Direct Assets of $500 million and over, the annual fee is reduced. Pursuant to the investment sub-advisory agreement and subsequent fee reduction agreement, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the period from March 28, 2016 through October 31, 2016, the Fund incurred no investment adviser fee on Direct Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $576,777.

15

Eaton Vance

Global Income Builder Fund

October 31, 2016

Notes to Financial Statements — continued

Prior to the Fund’s investment in the Portfolio on March 28, 2016, the investment adviser fee was earned by BMR as compensation for investment advisory services rendered to the Fund. The fee was computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, and was payable monthly. On net assets of $500 million and over, the annual fee was reduced. For the period from November 1, 2015 through March 28, 2016, the Fund’s investment adviser fee amounted to $1,021,668 or 0.65% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement effective November 16, 2015, EVM paid EVMI a portion of its advisory fee for sub-advisory services provided to the Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $9,463 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $36,629 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $449,354 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $1,003,932 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2016, the Fund paid or accrued to EVD $1,485 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $334,644 and $1,485 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received less than $100 and approximately $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $272,149,841 and $281,151,113, respectively, for the period from November 1, 2015 to March 27, 2016 when the Fund was making investments directly in securities.

7  Investment Transactions

As of the opening of business on March 28, 2016, the Fund transferred all of its investable assets, with a value of $385,904,542, including unrealized appreciation of $8,613,527, to the Portfolio in exchange for an interest in the Portfolio. Additional increases and decreases in the Fund’s investment in the Portfolio aggregated $15,299,719 and $55,040,044, respectively, for the period from March 28, 2016 to October 31, 2016. Decreases in the Fund’s investment in the Portfolio include distributions of securities as a result of redemptions in-kind of $12,982,200. The Fund subsequently sold the securities

16

Eaton Vance

Global Income Builder Fund

October 31, 2016

Notes to Financial Statements — continued

and recognized a loss of $56,608. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as other capital on the Statements of Changes in Net Assets.

8  Securities Lending Agreement

Prior to March 28, 2016 and pursuant to a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent, the Fund loaned portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. Cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the 1940 Act, and prior to its liquidation in December 2015, in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. The Fund earned interest on the amount invested but it paid (and at times received from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by noncash collateral, the Fund earned a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received was allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations.

9  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	2,335,609	2,909,306
Issued to shareholders electing to receive payments of distributions in Fund shares	832,382	920,367
Redemptions	(5,554,795)	(5,184,512)

Net decrease	(2,386,804)	(1,354,839)

	Year Ended October 31,
Class C	2016	2015

Sales	1,512,393	1,525,844
Issued to shareholders electing to receive payments of distributions in Fund shares	478,120	526,903
Redemptions	(3,351,724)	(3,015,411)

Net decrease	(1,361,211)	(962,664)

	Year Ended October 31,
Class I	2016	2015

Sales	3,128,753	2,145,315
Issued to shareholders electing to receive payments of distributions in Fund shares	301,440	283,798
Redemptions	(3,205,128)	(1,741,954)

Net increase	225,065	687,159

17

Eaton Vance

Global Income Builder Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class R	2016	2015

Sales	33,887	28,251
Issued to shareholders electing to receive payments of distributions in Fund shares	2,699	3,260
Redemptions	(33,640)	(9,749)

Net increase	2,946	21,762

10  Financial Instruments

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$(702,069)	$1,744,729
Foreign Exchange	Forward foreign currency exchange contracts	347,255	(824,563)

Total		$(354,814)	$920,166

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding for the period from November 1, 2015 to March 27, 2016 when the Fund was making direct investments in derivatives, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts

$4,420,000	$4,943,000	$3,852,000

18

Eaton Vance

Global Income Builder Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Income Builder Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

19

Eaton Vance

Global Income Builder Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $11,484,636, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 62.28% qualifies for the corporate dividends received deduction.

20

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 60.9%

Security	Shares	Value

Aerospace & Defense — 0.7%
CAE, Inc.	182,955	$2,569,799

		$2,569,799

Auto Components — 0.6%
Goodyear Tire & Rubber Co. (The)	74,562	$2,164,535

		$2,164,535

Banks — 6.3%
BNP Paribas SA	24,408	$1,415,255
DBS Group Holdings, Ltd.	113,294	1,221,163
ING Groep NV	107,888	1,416,247
JPMorgan Chase & Co.	78,376	5,428,322
Mitsubishi UFJ Financial Group, Inc.	641,252	3,308,737
PNC Financial Services Group, Inc. (The)	26,732	2,555,579
U.S. Bancorp	53,037	2,373,936
Wells Fargo & Co.	133,389	6,137,228

		$23,856,467

Beverages — 2.6%
Anheuser-Busch InBev SA/NV	28,848	$3,310,879
Constellation Brands, Inc., Class A	13,881	2,319,793
Diageo PLC	153,786	4,093,251

		$9,723,923

Biotechnology — 2.1%
Celgene Corp.(1)	36,720	$3,752,050
Shire PLC	72,011	4,065,935

		$7,817,985

Capital Markets — 0.6%
Credit Suisse Group AG	99,520	$1,388,580
Credit Suisse Group AG(2)	70,297	980,838

		$2,369,418

Chemicals — 0.8%
BASF SE	16,082	$1,419,686
PPG Industries, Inc.	16,260	1,514,294

		$2,933,980

Containers & Packaging — 0.7%
Sealed Air Corp.	58,243	$2,657,628

		$2,657,628

Security	Shares	Value

Diversified Telecommunication Services — 1.3%
Nippon Telegraph & Telephone Corp.	111,714	$4,953,045

		$4,953,045

Electric Utilities — 1.8%
American Electric Power Co., Inc.	37,475	$2,429,879
NextEra Energy, Inc.	33,668	4,309,504

		$6,739,383

Electrical Equipment — 0.7%
Melrose Industries PLC	1,312,063	$2,707,696

		$2,707,696

Electronic Equipment, Instruments & Components — 1.2%
Keyence Corp.	5,889	$4,317,175

		$4,317,175

Energy Equipment & Services — 1.0%
Halliburton Co.	34,422	$1,583,412
Schlumberger, Ltd.	26,232	2,052,129

		$3,635,541

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	19,011	$2,227,899
Equity Residential	52,416	3,236,688

		$5,464,587

Food Products — 0.4%
Kerry Group PLC, Class A	22,936	$1,664,600

		$1,664,600

Health Care Equipment & Supplies — 0.8%
Medtronic PLC	35,718	$2,929,590

		$2,929,590

Hotels, Restaurants & Leisure — 0.4%
Accor SA	35,263	$1,338,103

		$1,338,103

Household Durables — 1.1%
Newell Brands, Inc.	89,358	$4,290,971

		$4,290,971

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 0.7%
Reckitt Benckiser Group PLC	30,968	$2,770,413

		$2,770,413

Insurance — 3.3%
AIA Group, Ltd.	487,224	$3,065,127
Chubb, Ltd.	37,194	4,723,638
Prudential PLC	105,875	1,727,760
St. James’s Place PLC	253,979	2,933,155

		$12,449,680

Internet & Direct Marketing Retail — 1.1%
Amazon.com, Inc.(1)	5,402	$4,266,608

		$4,266,608

Internet Software & Services — 4.3%
Alphabet, Inc., Class C(1)	13,265	$10,406,923
Facebook, Inc., Class A(1)	45,316	5,935,943

		$16,342,866

IT Services — 1.2%
Visa, Inc., Class A	56,271	$4,642,920

		$4,642,920

Machinery — 2.7%
Fortive Corp.	64,757	$3,305,845
Komatsu, Ltd.	80,424	1,790,166
Kubota Corp.	302,616	4,877,671

		$9,973,682

Media — 2.1%
Interpublic Group of Cos., Inc.	106,750	$2,390,133
Time Warner, Inc.	62,957	5,602,543

		$7,992,676

Metals & Mining — 0.3%
Rio Tinto, Ltd.	30,146	$1,247,275

		$1,247,275

Multi-Utilities — 0.4%
National Grid PLC	110,230	$1,433,847

		$1,433,847

Security	Shares	Value

Multiline Retail — 0.9%
Harvey Norman Holdings, Ltd.	865,963	$3,316,257

		$3,316,257

Oil, Gas & Consumable Fuels — 3.4%
Anadarko Petroleum Corp.	68,990	$4,100,766
Chevron Corp.	26,966	2,824,688
Occidental Petroleum Corp.	47,440	3,458,850
Royal Dutch Shell PLC, Class B	100,652	2,596,067

		$12,980,371

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	34,661	$3,020,013

		$3,020,013

Pharmaceuticals — 5.6%
Allergan PLC(1)	18,205	$3,803,753
Eli Lilly & Co.	57,857	4,272,161
Johnson & Johnson	40,515	4,699,335
Novo Nordisk A/S, Class B	67,663	2,410,527
Roche Holding AG PC	12,558	2,884,341
Teva Pharmaceutical Industries, Ltd. ADR	69,810	2,983,679

		$21,053,796

Professional Services — 1.1%
Verisk Analytics, Inc.(1)	49,945	$4,073,015

		$4,073,015

Road & Rail — 1.1%
Union Pacific Corp.	48,613	$4,286,694

		$4,286,694

Semiconductors & Semiconductor Equipment — 1.1%
ASML Holding NV	39,048	$4,131,041

		$4,131,041

Specialty Retail — 1.7%
Industria de Diseno Textil SA	87,028	$3,036,617
Lowe’s Cos., Inc.	48,665	3,243,522

		$6,280,139

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	39,404	$4,473,930

		$4,473,930

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.8%
LVMH Moet Hennessy Louis Vuitton SE	14,432	$2,627,506
NIKE, Inc., Class B	40,208	2,017,637
Pandora A/S	17,169	2,232,923

		$6,878,066

Tobacco — 0.4%
Reynolds American, Inc.	26,495	$1,459,345

		$1,459,345

Trading Companies & Distributors — 0.7%
Brenntag AG	49,865	$2,665,792

		$2,665,792

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC	591,632	$1,624,814

		$1,624,814

Total Common Stocks (identified cost $226,265,010)		$229,497,666

Preferred Stocks — 3.9%

Security	Shares	Value

Banks — 2.2%
AgriBank FCB, 6.875% to 1/1/24(3)	9,798	$1,054,510
CoBank ACB, Series F, 6.25% to 10/1/22(3)	8,600	921,007
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)	1,115	120,734
Farm Credit Bank of Texas, Series 1, 10.00%	230	281,175
Huntington Bancshares, Inc., Series A, 8.50% (Convertible)	400	567,996
IBERIABANK Corp., Series C, 6.60% to 5/1/26(3)	15,030	395,589
KeyCorp, Series A, 7.75% (Convertible)	6,109	833,878
People’s United Financial, Inc., Series A, 5.625% to 12/15/26(3)	6,900	180,090
Regions Financial Corp., Series A, 6.375%	18,416	478,448
SunTrust Banks, Inc., Series E, 5.875%	34,002	881,672
Texas Capital Bancshares, Inc., 6.50%	20,005	514,728
Texas Capital Bancshares, Inc., Series A, 6.50%	14,549	375,219
Webster Financial Corp., Series E, 6.40%	20,335	527,083
Wells Fargo & Co., Series L, 7.50% (Convertible)	890	1,161,450

		$8,293,579

Capital Markets — 0.1%
KKR & Co., LP, Series A, 6.75%	7,197	$194,751

		$194,751

Security	Shares	Value

Consumer Finance — 0.1%
SLM Corp., Series B, 2.55%(4)	10,280	$501,818

		$501,818

Diversified Financial Services — 0.2%
KKR Financial Holdings, LLC, Series A, 7.375%	30,000	$779,700

		$779,700

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	5,893	$150,743
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	9,163	229,625
Southern Co. (The), 6.25%	22,549	602,284

		$982,652

Equity Real Estate Investment Trusts (REITs) — 0.4%
DDR Corp., Series J, 6.50%	25,300	$651,222
DDR Corp., Series K, 6.25%	6,500	167,180
Vornado Realty Trust, Series K, 5.70%	21,500	544,595

		$1,362,997

Food Products — 0.1%
Dairy Farmers of America, 7.875%(5)	4,700	$500,403
Ocean Spray Cranberries, Inc., 6.25%(5)	540	48,617

		$549,020

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	18,050	$467,134

		$467,134

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,407	$240,819

		$240,819

Pipelines — 0.2%
NuStar Logistics LP, 7.625% to 1/15/18(3)	28,434	$728,195

		$728,195

Thrifts & Mortgage Finance — 0.1%
EverBank Financial Corp., Series A, 6.75%	19,973	$509,911

		$509,911

Total Preferred Stocks (identified cost $14,106,322)		$14,610,576

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Corporate Bonds & Notes — 30.7%

Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.3%
TransDigm, Inc., 6.00%, 7/15/22		1,000	$1,048,750
TransDigm, Inc., 6.375%, 6/15/26(5)		175	180,141

			$1,228,891

Auto Components — 0.5%
Aston Martin Capital, Ltd., 9.25%, 7/15/18(7)	GBP	650	$820,738
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(5)		205	213,712
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22(7)	GBP	650	864,600

			$1,899,050

Automobiles — 0.1%
FTE Verwaltungs GmbH, 9.00%, 7/15/20(7)	EUR	400	$462,877

			$462,877

Banks — 2.6%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(3)(5)(8)		200	$220,008
Banco do Brasil SA, 9.00% to 6/18/24(3)(5)(8)		304	282,720
Bank of America Corp., Series AA, 6.10% to 3/17/25(3)(8)		1,018	1,064,838
Barclays PLC, 8.25% to 12/15/18(3)(8)		399	405,135
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(5)		430	412,310
CIT Group, Inc., 5.375%, 5/15/20		500	535,625
Citigroup, Inc., Series T, 6.25% to 8/15/26(3)(8)		558	601,468
Credit Agricole SA, 7.875% to 1/23/24(3)(5)(8)		327	332,520
Deutsche Bank AG, 7.50% to 4/30/25(3)(8)		520	426,400
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(3)(8)		460	445,142
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(3)(8)		135	150,019
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)(8)		353	371,409
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(3)(8)		1,268	1,290,190
Lloyds Banking Group PLC, 6.657% to 5/21/37(3)(5)(8)		335	374,362
Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(8)		1,033	1,066,572
M&T Bank Corp., Series F, 5.125% to 11/1/26(3)(8)		280	282,800
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(3)(8)		170	169,575
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(3)(8)		404	384,810
Standard Chartered PLC, 7.014% to 7/30/37(3)(5)(8)		249	275,394
Zions Bancorporation, Series I, 5.80% to 9/15/23(3)(8)		88	85,470
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)(8)		619	663,104

			$9,839,871

Security		Principal Amount* (000’s omitted)	Value

Building Products — 1.1%
Builders FirstSource, Inc., 5.625%, 9/1/24(5)		155	$156,170
LSF9 Balta Issuer S.A., 7.75%, 9/15/22(7)	EUR	893	1,060,949
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(5)		1,000	1,065,000
Standard Industries, Inc., 5.125%, 2/15/21(5)		60	63,300
Standard Industries, Inc., 5.50%, 2/15/23(5)		115	120,175
Standard Industries, Inc., 6.00%, 10/15/25(5)		535	573,761
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24		600	624,750
USG Corp., 5.875%, 11/1/21(5)		500	524,375

			$4,188,480

Capital Markets — 0.7%
HRG Group, Inc., 7.875%, 7/15/19		1,000	$1,048,750
Morgan Stanley, Series J, 5.55% to 7/15/20(3)(8)		570	584,250
UBS Group AG, 6.875% to 8/7/25(3)(7)(8)		833	826,588

			$2,459,588

Casino & Gaming — 0.1%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21		30	$31,650
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26		110	116,875
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(5)		105	108,675
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(5)		20	20,192

			$277,392

Chemicals — 0.5%
CF Industries, Inc., 4.95%, 6/1/43		120	$100,821
Platform Specialty Products Corp., 6.50%, 2/1/22(5)		1,000	975,000
Tronox Finance, LLC, 6.375%, 8/15/20		50	45,125
Tronox Finance, LLC, 7.50%, 3/15/22(5)		15	13,500
Valvoline, Inc., 5.50%, 7/15/24(5)		45	47,587
W.R. Grace & Co., 5.125%, 10/1/21(5)		750	800,625

			$1,982,658

Commercial Services & Supplies — 1.6%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(5)(9)		170	$171,275
Clean Harbors, Inc., 5.125%, 6/1/21		400	410,500
Covanta Holding Corp., 5.875%, 3/1/24		500	488,750
Covanta Holding Corp., 6.375%, 10/1/22		35	35,788
GFL Environmental, Inc., 9.875%, 2/1/21(5)		450	495,000
Nord Anglia Education Finance, LLC, 5.75%, 7/15/22(7)	CHF	900	952,706
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(5)		270	286,983

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies (continued)
ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	$585,750
Team Health, Inc., 7.25%, 12/15/23(5)		500	566,250
United Rentals North America, Inc., 5.50%, 5/15/27(9)		85	85,106
United Rentals North America, Inc., 7.625%, 4/15/22		1,000	1,068,800
Verisure Holding AB, 6.00%, 11/1/22(7)	EUR	850	1,018,232

			$6,165,140

Communications Equipment — 0.2%
Riverbed Technology, Inc., 8.875%, 3/1/23(5)		630	$674,100

			$674,100

Consumer Finance — 0.4%
Ally Financial, Inc., 8.00%, 12/31/18		550	$605,000
CPUK Finance, Ltd., 7.00%, 2/28/42(7)	GBP	650	844,685

			$1,449,685

Containers & Packaging — 0.8%
ARD Finance S.A., 6.625%, 9/15/23(5)(10)	EUR	200	$215,053
ARD Finance S.A., 6.625%, 9/15/23(7)(10)	EUR	1,200	1,290,317
Ball Corp., 4.375%, 12/15/23	EUR	450	556,749
BWAY Holding Co., 9.125%, 8/15/21(5)		240	252,000
Reynolds Group Holdings, Inc., 5.125%, 7/15/23(5)		140	143,587
Reynolds Group Holdings, Inc., 5.75%, 10/15/20		500	513,765
Reynolds Group Holdings, Inc., 7.00%, 7/15/24(5)		165	176,653

			$3,148,124

Distributors — 0.2%
Alliance Automotive Finance PLC, 6.25%, 12/1/21(7)	EUR	550	$646,056
HD Supply, Inc., 5.75%, 4/15/24(5)		65	68,413

			$714,469

Diversified Financial Services — 0.4%
Cadence Financial Corp., 4.875%, 6/28/19(5)		508	$483,870
Double Eagle Acquisition Sub, Inc., 7.50%, 10/1/24(5)		285	294,263
FBM Finance, Inc., 8.25%, 8/15/21(5)		165	173,250
Leucadia National Corp., 6.625%, 10/23/43		494	491,108
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(5)		277	200,825

			$1,643,316

Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., 5.80%, 3/15/22		500	$509,375
CenturyLink, Inc., 7.50%, 4/1/24		100	104,500

Security		Principal Amount* (000’s omitted)	Value

Diversified Telecommunication Services (continued)
Cincinnati Bell, Inc., 7.00%, 7/15/24(5)		80	$84,000

			$697,875

Electric Utilities — 1.0%
AES Corp. (The), 5.50%, 3/15/24		550	$561,000
AES Gener SA, 8.375% to 6/18/19, 12/18/73(3)(5)		515	548,475
Dynegy, Inc., 7.375%, 11/1/22		550	534,875
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)		940	1,040,597
NextEra Energy Capital Holdings, Inc., Series D, 7.30% to 9/1/17, 9/1/67(3)		90	90,675
NRG Energy, Inc., 7.25%, 5/15/26(5)		235	232,062
NRG Yield Operating, LLC, 5.375%, 8/15/24		500	512,500
Southern Water Greensand Financing PLC, 8.50%, 4/15/19(7)	GBP	200	279,457

			$3,799,641

Electronic Equipment, Instruments & Components — 0.5%
Senvion Holding GmbH, 6.625%, 11/15/20(7)	EUR	850	$977,713
Zebra Technologies Corp., 7.25%, 10/15/22		750	811,875

			$1,789,588

Energy Equipment & Services — 0.0%(6)
Abengoa Finance S.A.U., 7.75%, 2/1/20(5)(11)		467	$18,680

			$18,680

Food Products — 0.8%
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 5.75%, 3/15/25(5)		165	$163,299
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24(5)		95	98,800
Dean Foods Co., 6.50%, 3/15/23(5)		1,000	1,067,500
Fresh Market, Inc. (The), 9.75%, 5/1/23(5)		105	89,775
Land O’ Lakes, Inc., 8.00%(5)(8)		875	927,500
TreeHouse Foods, Inc., 6.00%, 2/15/24(5)		180	194,220
US Foods, Inc., 5.875%, 6/15/24(5)		395	415,737

			$2,956,831

Food Service — 0.3%
Agrokor d.d., 8.875%, 2/1/20(5)		1,000	$1,040,000
Landry’s, Inc., 6.75%, 10/15/24(5)		80	81,800

			$1,121,800

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care Equipment & Supplies — 2.1%
Alere, Inc., 6.375%, 7/1/23(5)		1,035	$1,084,163
Alere, Inc., 6.50%, 6/15/20		40	40,716
AmSurg Corp., 5.625%, 7/15/22		1,000	1,023,750
Centene Corp., 4.75%, 1/15/25(9)		300	300,000
Centene Corp., 5.625%, 2/15/21		90	94,950
Centene Corp., 6.125%, 2/15/24		340	362,100
Cerberus Nightingale 1 S.a.r.l., 8.25%, 2/1/20(7)	EUR	850	963,413
CHS/Community Health Systems, Inc., 6.875%, 2/1/22		100	75,000
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(5)		750	756,000
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(5)		320	348,442
Kinetic Concepts, Inc./KCI USA, Inc., 9.625%, 10/1/21(5)		180	174,150
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(5)		1,010	1,083,124
Surgical Care Affiliates, Inc., 6.00%, 4/1/23(5)		1,020	1,065,900
Teleflex, Inc., 4.875%, 6/1/26		40	41,300
Tenet Healthcare Corp., 6.75%, 6/15/23		495	455,400

			$7,868,408

Health Care Providers & Services — 0.4%
Acadia Healthcare Co., Inc., 6.50%, 3/1/24		70	$72,013
HCA, Inc., 4.50%, 2/15/27		40	39,600
HCA, Inc., 5.875%, 2/15/26		750	789,375
MEDNAX, Inc., 5.25%, 12/1/23(5)		500	523,750

			$1,424,738

Hotels, Restaurants & Leisure — 0.8%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 6.00%, 4/1/22(5)		1,000	$1,048,500
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26(5)		120	118,013
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24(5)		95	101,355
MGM Resorts International, 6.00%, 3/15/23		550	596,750
NH Hotel Group SA, 3.75%, 10/1/23(7)	EUR	960	1,081,277
Scientific Games International, Inc., 10.00%, 12/1/22		105	97,125

			$3,043,020

Household Durables — 0.0%(6)
Beazer Homes USA, Inc., 8.75%, 3/15/22(5)		40	$42,600
Tempur Sealy International, Inc., 5.50%, 6/15/26		130	134,225

			$176,825

Household Products — 0.8%
Bormioli Rocco Holdings SA, 10.00%, 8/1/18(7)	EUR	850	$961,593
Central Garden & Pet Co., 6.125%, 11/15/23		500	538,750

Security		Principal Amount* (000’s omitted)	Value

Household Products (continued)
Monitchem HoldCo 2 SA, 6.875%, 6/15/22(7)	EUR	850	$815,519
Spectrum Brands, Inc., 4.00%, 10/1/26(7)	EUR	550	622,179

			$2,938,041

Insurance — 0.5%
Genworth Financial, Inc., 7.625%, 9/24/21		77	$72,188
Hub International, Ltd., 7.875%, 10/1/21(5)		500	513,750
Voya Financial, Inc., 5.65% to 5/15/23, 5/15/53(3)		450	448,312
XLIT, Ltd., Series E, 6.50% to 4/15/17(3)(8)		1,264	972,490

			$2,006,740

Internet & Direct Marketing Retail — 0.3%
Edreams Odigeo SA, 8.50%, 8/1/21(7)	EUR	895	$1,009,780

			$1,009,780

Internet Software & Services — 0.3%
Match Group, Inc., 6.375%, 6/1/24		505	$547,294
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25		465	490,575

			$1,037,869

IT Services — 0.3%
Alliance Data Systems Corp., 5.25%, 11/15/23(7)	EUR	850	$939,680
Alliance Data Systems Corp., 5.875%, 11/1/21(5)		210	212,625

			$1,152,305

Machinery — 0.1%
Cloud Crane, LLC, 10.125%, 8/1/24(5)		150	$156,750
Manitowoc Foodservice, Inc., 9.50%, 2/15/24		215	247,788
Navistar International Corp., 8.25%, 11/1/21		155	152,481

			$557,019

Media — 2.6%
Altice Luxembourg S.A., 7.25%, 5/15/22(7)	EUR	546	$637,581
Altice Luxembourg S.A., 7.75%, 5/15/22(5)		200	211,250
Altice US Finance I Corp., 5.50%, 5/15/26(5)		200	204,500
AMC Entertainment Holdings, Inc., 6.375%, 11/15/24(7)(9)	GBP	545	676,670
Cable Communications Systems NV, 5.00%, 10/15/23(7)	EUR	710	803,759
Cablevision Systems Corp., 5.875%, 9/15/22		45	41,625
Cablevision Systems Corp., 8.00%, 4/15/20		70	74,375
CBS Radio, Inc., 7.25%, 11/1/24(5)		75	78,094
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(5)		1,130	1,194,975

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Media (continued)
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(5)		10	$9,775
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(5)		420	434,175
CSC Holdings, LLC, 6.75%, 11/15/21		500	527,500
CSC Holdings, LLC, 10.875%, 10/15/25(5)		500	576,250
DISH DBS Corp., 7.75%, 7/1/26		195	214,623
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(5)		240	260,700
MDC Partners, Inc., 6.50%, 5/1/24(5)		265	226,575
Numericable-SFR SAS, 5.625%, 5/15/24(7)	EUR	400	461,878
Sirius XM Radio, Inc., 6.00%, 7/15/24(5)		500	531,875
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25(7)	EUR	850	966,912
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24(7)	GBP	1,050	1,265,555
Ziggo Bond Finance B.V., 6.00%, 1/15/27(5)		245	241,172
Ziggo Secured Finance B.V., 5.50%, 1/15/27(5)		225	221,555

			$9,861,374

Metals & Mining — 0.4%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(3)(5)		270	$306,450
Eldorado Gold Corp., 6.125%, 12/15/20(5)		45	45,675
Freeport-McMoRan, Inc., 3.10%, 3/15/20		45	43,538
Freeport-McMoRan, Inc., 3.875%, 3/15/23		35	32,025
Freeport-McMoRan, Inc., 4.55%, 11/14/24		150	137,906
New Gold, Inc., 6.25%, 11/15/22(5)		145	147,175
Novelis Corp., 5.875%, 9/30/26(5)		180	182,700
Novelis Corp., 6.25%, 8/15/24(5)		125	130,312
Teck Resources, Ltd., 3.00%, 3/1/19		15	14,994
Teck Resources, Ltd., 5.40%, 2/1/43		85	77,138
Teck Resources, Ltd., 8.00%, 6/1/21(5)		125	136,875
Teck Resources, Ltd., 8.50%, 6/1/24(5)		130	150,800
United States Steel Corp., 8.375%, 7/1/21(5)		100	106,500

			$1,512,088

Multi-Utilities — 0.0%(6)
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(3)		114	$118,845

			$118,845

Multiline Retail — 0.2%
Dollar Tree, Inc., 5.25%, 3/1/20		500	$520,000
Dollar Tree, Inc., 5.75%, 3/1/23		330	351,863

			$871,863

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels — 2.5%
AmeriGas Finance, LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	1,000	$1,057,500
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	40	42,000
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26	105	109,823
Antero Resources Corp., 5.375%, 11/1/21	1,000	1,015,000
Callon Petroleum Co., 6.125%, 10/1/24(5)	55	56,787
Canbriam Energy, Inc., 9.75%, 11/15/19(5)	345	363,544
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24(5)	170	181,050
Chesapeake Energy Corp., 8.00%, 12/15/22(5)	160	163,200
Continental Resources, Inc., 4.50%, 4/15/23	145	138,837
Denbury Resources, Inc., 9.00%, 5/15/21(5)	100	103,500
Diamondback Energy, Inc., 4.75%, 11/1/24(5)	60	60,075
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(5)	40	40,900
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(5)	500	536,250
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp., 7.875%, 7/15/21(5)	168	178,500
Great Western Petroleum, LLC/Great Western Finance, Inc., 9.00%, 9/30/21(5)	245	255,412
Gulfport Energy Corp., 6.00%, 10/15/24(5)	340	346,375
Gulfport Energy Corp., 6.625%, 5/1/23	750	791,250
Murphy Oil Corp., 6.875%, 8/15/24	55	58,106
Murphy Oil USA, Inc., 6.00%, 8/15/23	500	528,750
Newfield Exploration Co., 5.625%, 7/1/24	65	67,925
Oasis Petroleum, Inc., 6.50%, 11/1/21	50	49,938
Oasis Petroleum, Inc., 6.875%, 3/15/22	45	44,775
Oasis Petroleum, Inc., 6.875%, 1/15/23	135	132,975
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(3)(5)(8)(11)	783	52,070
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(5)	150	158,250
Parsley Energy, LLC/Parsley Finance Corp., 7.50%, 2/15/22(5)	30	32,025
PDC Energy, Inc., 6.125%, 9/15/24(5)	40	41,700
Precision Drilling Corp., 6.625%, 11/15/20	30	29,250
Rice Energy, Inc., 7.25%, 5/1/23	80	85,200
Sabine Pass LNG, L.P., 7.50%, 11/30/16	750	753,450
Seven Generations Energy, Ltd., 6.75%, 5/1/23(5)	25	26,563
Seven Generations Energy, Ltd., 8.25%, 5/15/20(5)	1,000	1,065,000
SM Energy Co., 5.625%, 6/1/25	85	81,387
SM Energy Co., 6.125%, 11/15/22	135	136,350
SM Energy Co., 6.75%, 9/15/26	80	82,150
Southwestern Energy Co., 4.10%, 3/15/22	85	76,500

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co., 5.80%, 1/23/20		175	$175,000
Southwestern Energy Co., 6.70%, 1/23/25		50	47,875
Southwestern Energy Co., 7.50%, 2/1/18		17	17,893
Teine Energy, Ltd., 6.875%, 9/30/22(5)		35	35,788
Whiting Petroleum Corp., 5.00%, 3/15/19		45	42,975
Whiting Petroleum Corp., 5.75%, 3/15/21		25	23,313
WPX Energy, Inc., 7.50%, 8/1/20		95	100,581

			$9,385,792

Paper & Forest Products — 0.3%
Lecta S.A., 6.50%, 8/1/23(7)	EUR	890	$987,378

			$987,378

Pharmaceuticals — 0.2%
NBTY, Inc., 7.625%, 5/15/21(5)		265	$260,363
PRA Holdings, Inc., 9.50%, 10/1/23(5)		55	60,500
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(5)		630	488,250
Vizient, Inc., 10.375%, 3/1/24(5)		50	55,875

			$864,988

Pipelines — 1.1%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24(5)		80	$80,750
Energy Transfer Equity, L.P., 5.875%, 1/15/24		20	20,350
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(5)		60	62,700
Sabine Pass Liquefaction, LLC, 5.00%, 3/15/27(5)		205	209,100
Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25		140	148,575
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/24		1,020	1,083,750
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22		1,000	1,065,000
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24		105	113,663
Transcanada Trust, Series 16-A, 5.875% to 8/15/26, 8/15/76(3)		350	375,375
Williams Cos., Inc. (The), 3.70%, 1/15/23		230	223,675
Williams Cos., Inc. (The), 4.55%, 6/24/24		125	127,813
Williams Cos., Inc. (The), 5.75%, 6/24/44		145	148,897
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 5/15/23		205	207,939
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 3/15/24		120	123,197

			$3,990,784

Security		Principal Amount* (000’s omitted)	Value

Real Estate Investment Trusts (REITs) — 0.1%
ESH Hospitality, Inc., 5.25%, 5/1/25(5)		160	$158,800
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(5)		35	38,237

			$197,037

Retail-Food and Drug — 0.3%
Rite Aid Corp., 6.125%, 4/1/23(5)		1,000	$1,060,620

			$1,060,620

Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., 5.25%, 8/1/23(5)		55	$54,175
Micron Technology, Inc., 7.50%, 9/15/23(5)		120	132,750
Microsemi Corp., 9.125%, 4/15/23(5)		575	665,563
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(5)		200	214,000
Versum Materials, Inc., 5.50%, 9/30/24(5)		80	82,000

			$1,148,488

Software — 1.0%
Camelot Finance S.A., 7.875%, 10/15/24(5)		85	$87,125
Cengage Learning, Inc., 9.50%, 6/15/24(5)		355	331,925
Change Healthcare Holdings, Inc., 6.00%, 2/15/21(5)		20	21,050
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, 11/15/24(5)(9)		130	130,488
Infor (US), Inc., 5.75%, 8/15/20(5)		160	168,000
Infor (US), Inc., 5.75%, 5/15/22	EUR	1,025	1,128,963
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(5)		545	611,937
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23		775	815,687
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(5)		330	320,925

			$3,616,100

Specialty Retail — 0.6%
Douglas GmbH, 6.25%, 7/15/22(7)	EUR	850	$1,021,731
Hot Topic, Inc., 9.25%, 6/15/21(5)		750	798,750
PetSmart, Inc., 7.125%, 3/15/23(5)		500	524,375

			$2,344,856

Technology Hardware, Storage & Peripherals — 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 6/15/21(5)		45	$47,099
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, 6/15/23(5)		135	144,824
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/21(5)		205	215,163
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/26(5)		355	387,514

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Technology Hardware, Storage & Peripherals (continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/24(5)		215	$235,751
Western Digital Corp., 7.375%, 4/1/23(5)		590	647,525
Western Digital Corp., 10.50%, 4/1/24(5)		475	550,406

			$2,228,282

Telecommunications — 1.9%
Avaya, Inc., 9.00%, 4/1/19(5)		400	$334,000
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20(3)(5)(8)		757	674,487
eircom Finance DAC, 4.50%, 5/31/22(7)	EUR	276	313,586
Hughes Satellite Systems Corp., 5.25%, 8/1/26(5)		125	123,437
Hughes Satellite Systems Corp., 6.625%, 8/1/26(5)		85	84,363
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23		45	30,038
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20		85	64,175
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(5)		200	203,600
Interoute Finco PLC, 7.375%, 10/15/20(7)	EUR	400	478,619
Level 3 Financing, Inc., 5.25%, 3/15/26(5)		90	91,350
Matterhorn Telecom SA, 3.875%, 5/1/22(7)	EUR	850	940,669
Play Topco SA, 7.75%, 2/28/20(7)(10)	EUR	850	955,109
Sprint Corp., 7.875%, 9/15/23		1,800	1,782,000
T-Mobile USA, Inc., 6.625%, 4/1/23		1,025	1,091,809

			$7,167,242

Textiles, Apparel & Luxury Goods — 0.4%
BiSoho SAS, 5.875%, 5/1/23(7)	EUR	450	$531,084
Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(7)	EUR	965	1,113,831

			$1,644,915

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21(5)		235	$245,010

			$245,010

Transportation — 0.2%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(5)		260	$265,200
XPO Logistics, Inc., 6.125%, 9/1/23(5)		80	82,500
XPO Logistics, Inc., 6.50%, 6/15/22(5)		500	521,250

			$868,950

Total Corporate Bonds & Notes (identified cost $113,512,182)			$115,847,413

Senior Floating-Rate Loans — 0.9%(12)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Capital Goods — 0.0%(6)
Cortes NP Acquisition Corporation, Term Loan, Maturing 9/29/23(13)	$140	$139,738

		$139,738

Financial Intermediaries — 0.1%
Lonestar Intermediate Super Holdings, LLC, Term Loan, 10.00%, (10.00% Cash, 0.00% PIK), Maturing 8/31/21	$300	$303,094

		$303,094

Health Care — 0.3%
inVentiv Health, Inc., Term Loan, Maturing 9/28/23(13)	$190	$190,221
MPH Acquisition Holdings, LLC, Term Loan, 5.00%, Maturing 6/7/23	957	968,971

		$1,159,192

Oil and Gas — 0.1%
Chesapeake Energy Corporation, Term Loan, Maturing 8/23/21(13)	$365	$390,732

		$390,732

Publishing — 0.4%
McGraw-Hill Global Education Holdings, LLC, Term Loan, Maturing 5/4/22(13)	$1,000	$1,003,000
Press Ganey Holdings, Inc., Term Loan, Maturing 10/21/23(13)	190	190,237
Press Ganey Holdings, Inc., Term Loan - Second Lien, Maturing 10/21/24(13)	135	137,363

		$1,330,600

Total Senior Floating-Rate Loans (identified cost $3,286,062)		$3,323,356

Convertible Bonds — 0.1%

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.1%
NRG Yield, Inc., 3.25%, 6/1/20(5)	$300	$289,875

Total Convertible Bonds (identified cost $279,356)		$289,875

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Exchange-Traded Funds — 1.2%

Security	Shares	Value

Equity Funds — 1.2%
iShares U.S. Preferred Stock ETF	117,000	$4,557,150

Total Exchange-Traded Funds (identified cost $4,520,379)		$4,557,150

Short-Term Investments — 2.0%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(14)	7,599,476	$7,600,996

Total Short-Term Investments (identified cost $7,600,141)		$7,600,996

Total Investments — 99.7% (identified cost $369,569,452)		$375,727,032

Other Assets, Less Liabilities — 0.3%		$971,090

Net Assets — 100.0%		$376,698,122

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $44,557,023 or 11.8% of the Portfolio’s net assets.

(6)	Amount is less than 0.05%.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $27,592,721 or 7.3% of the Portfolio’s net assets.

(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(9)	When-issued security.
(10)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(11)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(12)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(13)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	64.2%	$241,124,130
United Kingdom	7.3	27,231,572
Japan	5.1	19,246,794
Netherlands	2.3	8,820,082
Canada	2.3	8,687,073
Germany	2.1	7,941,111
Ireland	1.9	7,016,611
France	1.8	6,706,346
Luxembourg	1.7	6,519,689
Switzerland	1.6	6,080,347
Spain	1.4	5,146,354
Denmark	1.2	4,643,450
Australia	1.0	3,842,715
Belgium	0.9	3,310,879
Hong Kong	0.8	3,065,127
Israel	0.8	2,983,679
Singapore	0.3	1,221,163
Croatia	0.3	1,040,000
Sweden	0.3	1,018,232
Italy	0.3	961,593
Poland	0.3	955,109
New Zealand	0.2	834,005
Romania	0.2	803,759
Brazil	0.2	747,100
Colombia	0.2	674,487
Chile	0.1	548,475
Exchange-Traded Funds	1.2	4,557,150

Total Investments	100.0%	$375,727,032

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PIK	–	Payment In Kind

Currency Abbreviations:

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $361,969,311)	$368,126,036
Affiliated investment, at value (identified cost, $7,600,141)	7,600,996
Cash	91
Foreign currency, at value (identified cost, $1,399,214)	1,394,122
Interest and dividends receivable	2,406,227
Receivable for investments sold	12,880,436
Tax reclaims receivable	1,702,876
Total assets	$394,110,784

Liabilities
Payable for investments purchased	$15,575,039
Payable for when-issued securities	1,389,410
Payable to affiliates:
Investment adviser fee	210,045
Trustees’ fees	1,727
Accrued expenses	236,441
Total liabilities	$17,412,662
Net Assets applicable to investors’ interest in Portfolio	$376,698,122

Sources of Net Assets
Investors’ capital	$370,532,841
Net unrealized appreciation	6,165,281
Total	$376,698,122

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Statement of Operations

Investment Income	Period Ended October 31, 2016(1)
Dividends (net of foreign taxes, $890,482)	$6,032,373
Interest (net of foreign taxes, $9,100)	4,475,775
Interest allocated from/dividends from affiliated investment	35,059
Expenses allocated from affiliated investment	(865)
Total investment income	$10,542,342

Expenses
Investment adviser fee	$1,509,749
Trustees’ fees and expenses	12,044
Custodian fee	195,595
Legal and accounting services	70,592
Miscellaneous	59,757
Total expenses	$1,847,737

Net investment income	$8,694,605

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,403,870 (2)
Investment transactions in/allocated from affiliated investment	2,504
Financial futures contracts	1,596,777
Foreign currency and forward foreign currency exchange contract transactions	(1,591,488)
Net realized gain	$9,411,663
Change in unrealized appreciation (depreciation) —
Investments	$(1,569,047)
Investments — affiliated investment	855
Financial futures contracts	(1,744,729)
Foreign currency and forward foreign currency exchange contracts	864,675
Net change in unrealized appreciation (depreciation)	$(2,448,246)

Net realized and unrealized gain	$6,963,417

Net increase in net assets from operations	$15,658,022

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Includes $6,101,499 of net realized gains from redemptions in-kind.

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2016(1)
From operations —
Net investment income	$8,694,605
Net realized gain from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	9,411,663 (2)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	(2,448,246)
Net increase in net assets from operations	$15,658,022
Capital transactions —
Contributions	$30,069,851
Withdrawals	(55,132,472)
Portfolio transaction fee	198,179
Assets contributed by Eaton Vance Global Income Builder Fund	385,904,542
Net increase in net assets from capital transactions	$361,040,100

Net increase in net assets	$376,698,122

Net Assets
At beginning of period	$—
At end of period	$376,698,122

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Includes $6,101,499 of net realized gains from redemptions in-kind.

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Financial Highlights

Ratios/Supplemental Data	Period Ended October 31, 2016(1)
Ratios (as a percentage of average daily net assets):
Expenses	0.80	%(2)
Net investment income	3.75	%(2)
Portfolio Turnover	66	%(3)

Total Return	3.65	%(3)

Net assets, end of period (000’s omitted)	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio commenced operations on March 28, 2016. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 96.1% and 3.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

36

Global Income Builder Portfolio

October 31, 2016

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

37

Global Income Builder Portfolio

October 31, 2016

Notes to Financial Statements — continued

K  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statement of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the period ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $1,509,749 or 0.65% (annualized) of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the period ended October 31, 2016, BMR reimbursed the Portfolio $29,371 for a trading error. The reimbursement by BMR of such amount had no impact on total return.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Transfer of Assets

Investment operations began on March 28, 2016 with the transfer of investments and related assets by Eaton Vance Global Income Builder Fund of $385,904,542, including net unrealized appreciation of $8,613,527, in exchange for an interest in the Portfolio. The transaction was structured for tax purposes as a tax-free exchange under the Internal Revenue Code.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, in-kind transactions and investments acquired in the transfer of assets as described in Note 3, and including maturities and principal repayments on senior loans aggregated $250,074,174 and $258,118,721, respectively, for the period ended October 31, 2016. In-kind purchases and sales for the period ended October 31, 2016 aggregated $14,017,372 and $12,982,200, respectively.

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$370,154,125

Gross unrealized appreciation	$20,045,872
Gross unrealized depreciation	(14,472,965)

Net unrealized appreciation	$5,572,907

The net unrealized appreciation on foreign currency transactions at October 31, 2016 on a federal income tax basis was $15,149.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has

38

Global Income Builder Portfolio

October 31, 2016

Notes to Financial Statements — continued

in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2016, there were no obligations outstanding under these financial instruments.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio enters into equity futures contracts on securities indices to gain or limit exposure to certain markets particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk:  Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio entered into forward foreign currency exchange contracts during the period ended October 31, 2016.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the period ended October 31, 2016 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$1,596,777	$(1,744,729)
Foreign Exchange	Forward foreign currency exchange contracts	(1,650,015)	824,563

Total		$(53,238)	$(920,166)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

39

Global Income Builder Portfolio

October 31, 2016

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the period ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts

$3,428,000	$3,651,000	$5,589,000

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period ended October 31, 2016.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40

Global Income Builder Portfolio

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$23,975,949	$12,551,406		$—	$36,527,355
Consumer Staples	10,110,030	8,528,264		—	18,638,294
Energy	14,019,845	2,596,067		—	16,615,912
Financials	21,218,703	17,456,862		—	38,675,565
Health Care	22,440,568	9,360,803		—	31,801,371
Industrials	14,235,353	12,041,325		—	26,276,678
Information Technology	25,459,716	8,448,216		—	33,907,932
Materials	4,171,922	2,666,961		—	6,838,883
Real Estate	5,464,587	—		—	5,464,587
Telecommunication Services	—	6,577,859		—	6,577,859
Utilities	6,739,383	1,433,847		—	8,173,230

Total Common Stocks	$147,836,056	$81,661,610	*	$—	$229,497,666
Preferred Stocks
Consumer Staples	$—	$549,020		$—	$549,020
Energy	728,195	—		—	728,195
Financials	7,902,333	2,377,426		—	10,279,759
Industrials	467,134	—		—	467,134
Real Estate	1,362,997	—		—	1,362,997
Utilities	1,223,471	—		—	1,223,471

Total Preferred Stocks	$11,684,130	$2,926,446		$—	$14,610,576
Corporate Bonds & Notes	$—	$115,847,413		$—	$115,847,413
Senior Floating-Rate Loans	—	3,323,356		—	3,323,356
Convertible Bonds	—	289,875		—	289,875
Exchange-Traded Funds	4,557,150	—		—	4,557,150
Short-Term Investments	—	7,600,996		—	7,600,996

Total Investments	$164,077,336	$211,649,696		$—	$375,727,032

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

41

Global Income Builder Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, March 28, 2016, to October 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Builder Portfolio as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, March 28, 2016, to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

42

Eaton Vance

Global Income Builder Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

43

Eaton Vance

Global Income Builder Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

44

Eaton Vance

Global Income Builder Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Allison 1964	President of the Portfolio	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Income Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London,  EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.16

Eaton Vance

Global Macro Absolute

Return Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 67

Federal Tax Information	19

Management and Organization	68

Important Notices	71

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Global Macro Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 4.62%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.31% during the period.

In terms of risk factors, the Fund’s allocations to credit, interest rates and commodities made positive contributions to performance, with the credit investments producing the strongest gain. Equity exposure was the primary drag on results, and currency exposure also detracted.

Eastern Europe was the top-performing region, followed by Latin America and then the Middle East and Africa. In Eastern Europe, gains in credit and interest rates more than offset a loss in currencies. Notable contributors included long exposure to Serbian credit, which was upgraded by a major ratings agency, and long exposure to Russian interest rates, which fell as the Bank of Russia eased monetary policy. Credit and interest rates also drove the positive results in Latin America and the Middle East and Africa region, where a long position in Venezuelan credit and a short in Saudi Arabian interest rates were particularly helpful.

Asia and Western Europe contributed positively to Fund performance as well. Allocations to credit, interest rates and currencies added value in Asia, including short exposure to the Chinese yuan. In Western Europe, being long the Icelandic krona versus the euro was beneficial, as strong economic growth in Iceland and the country’s attractive yields captured investors’ attention.

The Dollar Bloc was the sole regional detractor, hurt by short positions in the Australian and New Zealand dollars — currencies that strengthened versus the U.S. dollar. The Australian dollar climbed in response to dovish comments from the Fed and stabilizing commodity prices. New Zealand’s relatively high interest rates spurred demand for its currency.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	4.62%	2.24%	4.01%
Class A with 4.75% Maximum Sales Charge	—	—	–0.38	1.24	3.51
Class C at NAV	10/01/2009	10/31/1997	3.91	1.53	3.49
Class C with 1% Maximum Sales Charge	—	—	2.92	1.53	3.49
Class I at NAV	06/27/2007	10/31/1997	4.98	2.55	4.29
Class R at NAV	04/08/2010	10/31/1997	4.39	2.02	3.87
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.31%	0.11%	0.88%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.07%	1.77%	0.77%	1.27%
Net		1.04	1.74	0.74	1.24

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2006	$14,102	N.A.
Class I	$250,000	10/31/2006	$380,562	N.A.
Class R	$10,000	10/31/2006	$14,619	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

**	Net of unfunded loan commitments.

Foreign Currency Exposure (% of net assets)7

Russia	5.3%	Other	3.8	%*

Serbia	4.8	South Africa	–1.5

Iceland	4.0	New Zealand	–2.5

Sri Lanka	3.8	WTI Crude Oil	–2.7

Romania	3.0	United Arab Emirates	–3.0

Dominican Republic	2.0	Oman	–4.7

India	1.8	Singapore	–7.0

Colombia	1.5	China	–9.8

Japan	1.2	Euro	–14.8

Malaysia	1.0	Total Long	35.7

Sweden	1.0	Total Short	–46.5

Australia	1.0	Total Net	–10.8

Indonesia	1.0

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Portfolio (the Portfolio) into which the Fund invests. Performance of Class C and Class R is linked to Class A of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,033.40	$5.37	1.05%
Class C	$1,000.00	$1,029.40	$8.93	1.75%
Class I	$1,000.00	$1,034.10	$3.83	0.75%
Class R	$1,000.00	$1,031.20	$6.38	1.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.33	1.05%
Class C	$1,000.00	$1,016.30	$8.87	1.75%
Class I	$1,000.00	$1,021.40	$3.81	0.75%
Class R	$1,000.00	$1,018.90	$6.34	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Global Macro Portfolio, at value (identified cost, $5,294,615,916)	$5,412,076,733
Receivable for Fund shares sold	20,446,068
Total assets	$5,432,522,801

Liabilities
Payable for Fund shares redeemed	$10,483,667
Payable to affiliates:
Distribution and service fees	342,749
Trustees’ fees	43
Accrued expenses	896,831
Total liabilities	$11,723,290
Net Assets	$5,420,799,511

Sources of Net Assets
Paid-in capital	$5,795,283,737
Accumulated net realized loss from Portfolio	(491,945,043)
Net unrealized appreciation from Portfolio	117,460,817
Total	$5,420,799,511

Class A Shares
Net Assets	$476,494,563
Shares Outstanding	52,317,175
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.11
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.56

Class C Shares
Net Assets	$257,491,403
Shares Outstanding	28,174,352
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.14

Class I Shares
Net Assets	$4,685,998,991
Shares Outstanding	515,598,671
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.09

Class R Shares
Net Assets	$814,554
Shares Outstanding	89,278
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.12

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest allocated from Portfolio (net of foreign taxes, $1,397,095)	$238,481,442
Dividends allocated from Portfolio (net of foreign taxes, $108,530)	1,242,905
Expenses, excluding interest expense, allocated from Portfolio	(28,398,530)
Interest expense allocated from Portfolio	(1,329,775)
Total investment income from Portfolio	$209,996,042

Expenses
Distribution and service fees
Class A	$1,551,622
Class C	2,788,835
Class R	4,510
Trustees’ fees and expenses	501
Custodian fee	60,352
Transfer and dividend disbursing agent fees	4,461,549
Legal and accounting services	131,979
Printing and postage	288,374
Registration fees	174,678
Miscellaneous	42,742
Total expenses	$9,505,142

Net investment income	$200,490,900

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $327,402 and including a loss of $18,043,799 from precious metals)	$(55,224,818)
Written options and swaptions	10,875,520
Securities sold short	(424,090)
Futures contracts	(70,160,236)
Swap contracts	(19,020,467)
Foreign currency and forward foreign currency exchange contract transactions	(101,933,761)
Non-deliverable bond forward contracts	444,715
Net realized loss	$(235,443,137)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $354,410 and net increase of $19,173,481 from precious metals)	$220,640,070
Written options and swaptions	(4,743,570)
Securities sold short	551,510
Futures contracts	25,936,895
Swap contracts	14,034,851
Foreign currency and forward foreign currency exchange contracts	(91,114)
Non-deliverable bond forward contracts	795,351
Net change in unrealized appreciation (depreciation)	$257,123,993

Net realized and unrealized gain	$21,680,856

Net increase in net assets from operations	$222,171,756

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$200,490,900	$174,412,074
Net realized gain (loss) from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(235,443,137)	90,620,355
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	257,123,993	(194,341,847)
Net increase in net assets from operations	$222,171,756	$70,690,582
Distributions to shareholders —
From net investment income
Class A	$(19,346,451)	$(22,821,035)
Class C	(9,076,564)	(9,979,574)
Class I	(144,159,297)	(136,685,035)
Class R	(31,934)	(27,892)
Tax return of capital
Class A	(6,958,246)	—
Class C	(2,974,102)	—
Class I	(58,609,349)	—
Class R	(11,307)	—
Total distributions to shareholders	$(241,167,250)	$(169,513,536)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$145,928,674	$164,199,913
Class C	26,118,723	35,350,308
Class I	2,498,564,037	1,421,025,885
Class R	442,225	334,263
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	25,114,772	21,730,266
Class C	10,003,119	8,129,911
Class I	114,415,261	77,454,542
Class R	43,241	27,892
Cost of shares redeemed
Class A	(245,055,974)	(267,495,486)
Class C	(79,511,628)	(102,991,573)
Class I	(1,361,934,399)	(1,140,586,429)
Class R	(569,479)	(268,164)
Net increase in net assets from Fund share transactions	$1,133,558,572	$216,911,328

Net increase in net assets	$1,114,563,078	$118,088,374

Net Assets
At beginning of year	$4,306,236,433	$4,188,148,059
At end of year	$5,420,799,511	$4,306,236,433

Accumulated undistributed net investment income included in net assets
At end of year	$—	$73,370,621

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$9.160		$9.370	$9.420	$9.900	$9.960

Income (Loss) From Operations
Net investment income(1)	$0.375		$0.372	$0.329	$0.270	$0.369
Net realized and unrealized gain (loss)	0.035		(0.224)	(0.021)	(0.392)	(0.071)

Total income (loss) from operations	$0.410		$0.148	$0.308	$(0.122)	$0.298

Less Distributions
From net investment income	$(0.337)		$(0.358)	$(0.322)	$(0.145)	$(0.313)
From net realized gain	—		—	—	—	(0.045)
Tax return of capital	(0.123)		—	(0.036)	(0.213)	—

Total distributions	$(0.460)		$(0.358)	$(0.358)	$(0.358)	$(0.358)

Net asset value — End of year	$9.110		$9.160	$9.370	$9.420	$9.900

Total Return(2)	4.62	%(3)	1.58%	3.34%	(1.28)%	3.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$476,495		$553,640	$648,306	$1,134,462	$1,557,259
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.06%		1.07%	1.17%	1.32%	1.32%
Net investment income	4.15%		3.98%	3.51%	2.77%	3.72%
Portfolio Turnover of the Portfolio	65%		66%	66%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.12%, 0.31% and 0.30% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$9.180		$9.390	$9.430	$9.910	$9.960

Income (Loss) From Operations
Net investment income(1)	$0.313		$0.307	$0.264	$0.203	$0.299
Net realized and unrealized gain (loss)	0.036		(0.231)	(0.018)	(0.397)	(0.063)

Total income (loss) from operations	$0.349		$0.076	$0.246	$(0.194)	$0.236

Less Distributions
From net investment income	$(0.291)		$(0.286)	$(0.257)	$(0.116)	$(0.241)
From net realized gain	—		—	—	—	(0.045)
Tax return of capital	(0.098)		—	(0.029)	(0.170)	—

Total distributions	$(0.389)		$(0.286)	$(0.286)	$(0.286)	$(0.286)

Net asset value — End of year	$9.140		$9.180	$9.390	$9.430	$9.910

Total Return(2)	3.91	%(3)	0.91%	2.55%	(2.01)%	2.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$257,491		$302,451	$368,893	$600,977	$818,826
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.76%		1.77%	1.87%	2.02%	2.02%
Net investment income	3.44%		3.28%	2.81%	2.08%	3.02%
Portfolio Turnover of the Portfolio	65%		66%	66%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.12%, 0.31% and 0.30% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$9.140		$9.360	$9.410	$9.890	$9.950

Income (Loss) From Operations
Net investment income(1)	$0.401		$0.399	$0.357	$0.296	$0.398
Net realized and unrealized gain (loss)	0.039		(0.231)	(0.019)	(0.388)	(0.070)

Total income (loss) from operations	$0.440		$0.168	$0.338	$(0.092)	$0.328

Less Distributions
From net investment income	$(0.356)		$(0.388)	$(0.349)	$(0.157)	$(0.343)
From net realized gain	—		—	—	—	(0.045)
Tax return of capital	(0.134)		—	(0.039)	(0.231)	—

Total distributions	$(0.490)		$(0.388)	$(0.388)	$(0.388)	$(0.388)

Net asset value — End of year	$9.090		$9.140	$9.360	$9.410	$9.890

Total Return(2)	4.98	%(3)	1.80%	3.68%	(0.98)%	3.37%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,685,999		$3,449,243	$3,170,124	$4,493,643	$4,107,110
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	0.76%		0.77%	0.87%	1.02%	1.02%
Net investment income	4.43%		4.28%	3.81%	3.04%	4.03%
Portfolio Turnover of the Portfolio	65%		66%	66%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.12%, 0.31% and 0.30% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$9.170		$9.380	$9.430	$9.910	$9.970

Income (Loss) From Operations
Net investment income(1)	$0.358		$0.353	$0.312	$0.248	$0.350
Net realized and unrealized gain (loss)	0.032		(0.225)	(0.024)	(0.390)	(0.072)

Total income (loss) from operations	$0.390		$0.128	$0.288	$(0.142)	$0.278

Less Distributions
From net investment income	$(0.324)		$(0.338)	$(0.304)	$(0.137)	$(0.293)
From net realized gain	—		—	—	—	(0.045)
Tax return of capital	(0.116)		—	(0.034)	(0.201)	—

Total distributions	$(0.440)		$(0.338)	$(0.338)	$(0.338)	$(0.338)

Net asset value — End of year	$9.120		$9.170	$9.380	$9.430	$9.910

Total Return(2)	4.39	%(3)	1.36%	3.12%	(1.58)%	2.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$815		$903	$825	$785	$760
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.26%		1.27%	1.36%	1.52%	1.52%
Net investment income	3.94%		3.77%	3.33%	2.54%	3.53%
Portfolio Turnover of the Portfolio	65%		66%	66%	56%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.12%, 0.31% and 0.30% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in

14

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$172,614,246	$169,513,536
Tax return of capital	$68,553,004	$—

During the year ended October 31, 2016, accumulated net realized loss was decreased by $71,349,119, accumulated undistributed net investment income was decreased by $101,247,275 and paid-in capital was increased by $29,898,156 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(322,815,627)
Net unrealized depreciation	$(51,668,599)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $322,815,627 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $130,992,953 are short-term and $191,822,674 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $687,677 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $19,071 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $1,551,622 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $2,091,626 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2016, the Fund paid or accrued to EVD $2,255 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $697,209 and $2,255 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $3,000 and $7,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,320,646,907 and $440,127,674, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	16,123,718	17,582,726
Issued to shareholders electing to receive payments of distributions in Fund shares	2,776,930	2,331,205
Redemptions	(27,043,854)	(28,644,804)

Net decrease	(8,143,206)	(8,730,873)

	Year Ended October 31,
Class C	2016	2015

Sales	2,873,738	3,777,464
Issued to shareholders electing to receive payments of distributions in Fund shares	1,102,574	870,253
Redemptions	(8,747,167)	(11,005,029)

Net decrease	(4,770,855)	(6,357,312)

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2016	2015

Sales	276,087,787	152,740,054
Issued to shareholders electing to receive payments of distributions in Fund shares	12,674,836	8,325,927
Redemptions	(150,498,302)	(122,544,431)

Net increase	138,264,321	38,521,550

	Year Ended October 31,
Class R	2016	2015

Sales	48,714	35,933
Issued to shareholders electing to receive payments of distributions in Fund shares	4,773	2,990
Redemptions	(62,606)	(28,430)

Net increase (decrease)	(9,119)	10,493

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2016, the Fund paid foreign taxes of $1,833,027 and recognized foreign source income of $111,130,830.

19

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments

Foreign Government Bonds — 69.8%

Security		Principal Amount (000’s omitted)	Value

Albania — 1.1%
Albania Government Bond, 8.80%, 10/23/25	ALL	480,800	$4,559,894
Albania Government Bond, 8.93%, 4/23/25	ALL	483,300	4,665,829
Republic of Albania, 5.75%, 11/12/20(1)	EUR	41,343	50,036,179

Total Albania			$59,261,902

Argentina — 1.5%
City of Buenos Aires, 7.50%, 6/1/27(1)	USD	32,119	$34,688,520
Province of Neuquen, 8.625%, 5/12/28(1)	USD	1,720	1,896,300
Province of Salta, 9.125%, 7/7/24(1)	USD	1,720	1,866,200
Province of Santa Fe, 6.90%, 11/1/27(1)(2)	USD	5,024	5,074,240
Provincia de Buenos Aires, 3.00% to 11/1/17, 5/1/20(1)(3)	EUR	1,760	1,888,570
Provincia de Mendoza, 8.375%, 5/19/24(1)	USD	1,715	1,787,887
Provincia del Chaco, 9.375%, 8/18/24(1)	USD	1,878	1,878,000
Provincia del Chubut, 7.75%, 7/26/26(1)	USD	1,835	1,857,937
Republic of Argentina, 0.75%, 2/22/17	USD	8,260	8,177,070
Republic of Argentina, 0.75%, 6/9/17	USD	8,670	8,473,018
Republic of Argentina, 0.75%, 9/21/17	USD	7,989	7,752,011
Republic of Argentina, 2.40%, 3/18/18	USD	5,866	5,678,919

Total Argentina			$81,018,672

Armenia — 0.7%
Republic of Armenia, 7.15%, 3/26/25(1)	USD	37,014	$39,231,139

Total Armenia			$39,231,139

Australia — 0.5%
Australia Government Bond, 3.00%, 3/21/47(1)	AUD	36,765	$26,542,008

Total Australia			$26,542,008

Barbados — 0.5%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	27,275	$23,251,937
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	3,291	2,805,578
Barbados Government International Bond, 7.00%, 8/4/22(4)	USD	2,200	2,197,250

Total Barbados			$28,254,765

Belarus — 1.1%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	56,303	$59,517,113

Total Belarus			$59,517,113

Security		Principal Amount (000’s omitted)	Value

Brazil — 4.6%
Federative Republic of Brazil, 6.00%, 1/17/17	USD	22,145	$22,391,917
Letra do Tesouro Nacional, 0.00%, 4/1/17	BRL	758,232	225,400,139

Total Brazil			$247,792,056

Costa Rica — 0.0%(5)
Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	1,582,188	$2,330,581

Total Costa Rica			$2,330,581

Croatia — 4.3%
Croatia, 3.00%, 3/11/25(1)	EUR	31,377	$35,176,048
Croatia, 3.875%, 5/30/22(1)	EUR	10,399	12,350,891
Croatia, 6.25%, 4/27/17(1)	USD	168,191	171,788,269
Croatia, 6.75%, 11/5/19(1)	USD	10,000	11,000,300

Total Croatia			$230,315,508

Cyprus — 3.2%
Republic of Cyprus, 3.75%, 7/26/23(1)	EUR	46,310	$52,539,848
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	33,836	38,843,907
Republic of Cyprus, 4.25%, 11/4/25(1)	EUR	38,340	45,086,497
Republic of Cyprus, 4.625%, 2/3/20(1)(4)	EUR	9,538	11,389,115
Republic of Cyprus, 4.75%, 6/25/19(1)	EUR	20,564	24,542,601

Total Cyprus			$172,401,968

Dominican Republic — 2.0%
Dominican Republic, 10.375%, 3/4/22(1)	DOP	235,900	$5,118,705
Dominican Republic, 10.40%, 5/10/19(1)	DOP	1,482,200	32,505,637
Dominican Republic, 13.50%, 8/4/17(1)	DOP	39,400	874,841
Dominican Republic, 14.00%, 6/8/18(1)	DOP	986,600	22,640,819
Dominican Republic, 15.00%, 4/5/19(1)	DOP	280,500	6,774,420
Dominican Republic, 15.95%, 6/4/21(1)	DOP	195,800	5,120,793
Dominican Republic, 16.00%, 2/10/17(1)	DOP	1,114,000	24,507,879
Dominican Republic, 16.00%, 7/10/20(1)	DOP	253,600	6,486,841
Dominican Republic, 16.95%, 2/4/22(1)	DOP	110,200	3,031,640

Total Dominican Republic			$107,061,575

Ecuador — 1.6%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	43,572	$41,284,470
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	33,926	32,144,885
Republic of Ecuador, 10.50%, 3/24/20(1)	USD	11,597	12,292,820
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	3,199	3,390,940

Total Ecuador			$89,113,115

20	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

El Salvador — 0.8%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	2,416	$2,403,920
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	15,434	15,434,000
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	5,625	5,859,000
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	12,793	14,072,300
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	3,262	3,571,466

Total El Salvador			$41,340,686

Fiji — 0.7%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	39,998	$40,023,759

Total Fiji			$40,023,759

Georgia — 0.2%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	390	$162,725
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	2,820	1,197,175
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	2,395	1,120,300
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	825	353,803
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	2,682	1,302,254
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	10,230	4,629,129
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	1,998	1,022,108

Total Georgia			$9,787,494

Germany — 0.3%
Bundesrepublik Deutschland, 3.50%, 7/4/19(1)	EUR	15,000	$18,291,275

Total Germany			$18,291,275

Greece — 0.2%
Hellenic Republic Government Bond, 4.75%, 4/17/19(1)(4)	EUR	11,480	$11,617,187

Total Greece			$11,617,187

Honduras — 0.5%
Honduras Government International Bond, 7.50%, 3/15/24(1)	USD	5,163	$5,782,560
Honduras Government International Bond, 8.75%, 12/16/20(1)	USD	20,833	23,702,746

Total Honduras			$29,485,306

Hungary — 1.0%
Hungary Government Bond, 3.00%, 10/27/27	HUF	15,000,000	$53,347,837

Total Hungary			$53,347,837

Security		Principal Amount (000’s omitted)	Value

Iceland — 4.2%
Republic of Iceland, 5.875%, 5/11/22(1)	USD	81,839	$96,056,153
Republic of Iceland, 6.25%, 2/5/20	ISK	2,064,335	14,074,048
Republic of Iceland, 6.50%, 1/24/31	ISK	4,235,775	41,302,907
Republic of Iceland, 7.25%, 10/26/22	ISK	2,374,866	14,200,756
Republic of Iceland, 8.00%, 6/12/25	ISK	4,172,907	38,303,011
Republic of Iceland, 8.75%, 2/26/19	ISK	3,691,371	21,501,228

Total Iceland			$225,438,103

India — 1.9%
India Government Bond, 7.16%, 5/20/23	INR	473,430	$7,201,581
India Government Bond, 8.15%, 11/24/26	INR	1,031,530	16,630,605
India Government Bond, 8.28%, 9/21/27	INR	963,780	15,710,048
India Government Bond, 8.40%, 7/28/24	INR	1,250,780	20,276,470
India Government Bond, 8.60%, 6/2/28	INR	733,330	12,231,760
India Government Bond, 8.83%, 11/25/23	INR	1,698,860	28,072,265

Total India			$100,122,729

Indonesia — 2.1%
Indonesia Government Bond, 8.25%, 5/15/36	IDR	128,913,000	$10,313,040
Indonesia Government Bond, 8.75%, 5/15/31	IDR	483,258,000	41,435,077
Republic of Indonesia, 2.625%, 6/14/23(1)	EUR	11,000	12,571,304
Republic of Indonesia, 3.375%, 7/30/25(4)	EUR	40,119	47,720,019

Total Indonesia			$112,039,440

Iraq — 0.5%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	33,908	$27,415,737

Total Iraq			$27,415,737

Japan — 2.6%
Japan Government CPI Linked Bond, 0.10%, 9/10/24(6)	JPY	4,702,813	$47,318,270
Japan Government CPI Linked Bond, 0.10%, 3/10/25(6)	JPY	9,065,692	91,388,257

Total Japan			$138,706,527

Kenya — 0.5%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	528,100	$4,909,564
Kenya Treasury Bond, 11.855%, 5/22/17	KES	189,500	1,882,834
Republic of Kenya, 5.875%, 6/24/19(1)	USD	20,093	20,869,393

Total Kenya			$27,661,791

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.0%(5)
Lebanon Treasury Note, 6.18%, 1/26/17	LBP	1,654,170	$1,100,606

Total Lebanon			$1,100,606

Macedonia — 2.3%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	16,115	$17,972,936
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	57,150	63,738,956
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	26,148	30,415,736
Republic of Macedonia, 4.875%, 12/1/20(4)	EUR	9,255	10,765,551

Total Macedonia			$122,893,179

Mongolia — 0.2%
Mongolia International Bond, 4.125%, 1/5/18(1)	USD	10,536	$10,167,240

Total Mongolia			$10,167,240

New Zealand — 2.4%
New Zealand Government Bond, 2.00%, 9/20/25(1)(6)	NZD	76,965	$57,275,178
New Zealand Government Bond, 2.50%, 9/20/35(1)(6)	NZD	14,853	11,674,819
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	69,808	58,096,637

Total New Zealand			$127,046,634

Nigeria — 0.5%
Republic of Nigeria, 5.125%, 7/12/18(1)(7)	USD	26,375	$26,597,869

Total Nigeria			$26,597,869

Pakistan — 0.1%
Islamic Republic of Pakistan, 6.875%, 6/1/17(1)	USD	6,490	$6,621,098

Total Pakistan			$6,621,098

Philippines — 0.7%
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	$39,417,988

Total Philippines			$39,417,988

Romania — 0.0%(5)
Romania Government Bond, 6.125%, 1/22/44(1)	USD	500	$650,897

Total Romania			$650,897

Russia — 4.7%
Russia Government Bond, 6.40%, 5/27/20	RUB	7,734,341	$114,244,090
Russia Government Bond, 6.70%, 5/15/19	RUB	2,609,021	39,589,673

Security		Principal Amount (000’s omitted)	Value

Russia (continued)
Russia Government Bond, 6.80%, 12/11/19	RUB	1,387,049	$20,852,361
Russia Government Bond, 7.50%, 2/27/19	RUB	946,480	14,646,892
Russia Government Bond, 7.60%, 4/14/21	RUB	2,366,209	35,969,773
Russia Government Bond, 8.50%, 9/17/31	RUB	1,963,764	31,051,019

Total Russia			$256,353,808

Rwanda — 0.4%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	19,768	$19,866,840

Total Rwanda			$19,866,840

Serbia — 9.2%
Republic of Serbia, 5.25%, 11/21/17(1)	USD	149,982	$154,506,957
Republic of Serbia, 5.875%, 12/3/18(1)	USD	97,086	102,938,829
Serbia Treasury Bond, 4.50%, 6/2/17	EUR	8,700	9,769,156
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	9,049,130	81,722,352
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	1,762,500	16,180,025
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	2,515,020	23,231,957
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	673,100	6,450,062
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	362,710	3,483,412
Serbia Treasury Bond, 10.00%, 4/27/18	RSD	1,327,010	12,803,872
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	2,160,420	22,988,258
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,798,250	62,222,744
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	230,000	2,610,134

Total Serbia			$498,907,758

Slovenia — 0.1%
Republic of Slovenia, 5.85%, 5/10/23(4)	USD	3,736	$4,434,632

Total Slovenia			$4,434,632

Sri Lanka — 4.2%
Republic of Sri Lanka, 6.125%, 6/3/25(1)	USD	10,196	$10,260,582
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	1,000	1,048,853
Republic of Sri Lanka, 6.85%, 11/3/25(1)	USD	10,457	11,046,158
Republic of Sri Lanka, 6.85%, 11/3/25(4)	USD	1,690	1,785,216
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	5,099,300	32,628,900
Sri Lanka Government Bond, 8.00%, 11/1/19	LKR	141,000	872,434
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	432,000	2,749,486
Sri Lanka Government Bond, 8.75%, 10/15/18	LKR	2,397,000	15,569,674
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	2,119,630	13,396,291
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,565,000	9,708,862
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	1,554,300	9,729,550
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	3,671,100	22,732,623
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	191,840	1,276,792

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	1,462,000	$9,693,327
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,205,000	7,892,994
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	732,310	4,832,295
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	1,093,000	7,085,470
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	218,000	1,407,301
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	3,712,750	23,864,849
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	828,000	5,153,978
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	347,830	2,298,961
Sri Lanka Government Bond, 11.20%, 9/1/23	LKR	839,380	5,516,543
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	365,000	2,423,775
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	1,859,000	12,286,871
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	2,132,620	13,948,820

Total Sri Lanka			$229,210,605

Suriname — 0.7%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	37,184	$39,043,200

Total Suriname			$39,043,200

Tanzania — 1.5%
United Republic of Tanzania, 7.25%, 3/9/20(1)(8)	USD	78,190	$81,787,707

Total Tanzania			$81,787,707

Thailand — 2.5%
Thailand Government Bond, 1.20%, 7/14/21(1)(6)	THB	2,024,393	$56,879,928
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	2,870,207	77,063,994

Total Thailand			$133,943,922

Turkey — 3.0%
Republic of Turkey, 4.875%, 10/9/26	USD	26,700	$26,684,621
Republic of Turkey, 7.00%, 6/5/20	USD	47,321	52,103,828
Republic of Turkey, 7.375%, 2/5/25	USD	72,000	84,509,208

Total Turkey			$163,297,657

Vietnam — 0.0%(5)
Vietnam Government Bond, 6.75%, 1/29/20(1)	USD	215	$240,001

Total Vietnam			$240,001

Zambia — 0.7%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	21,875	$19,099,281
Republic of Zambia, 8.50%, 4/14/24(4)	USD	17,726	17,313,870

Security		Principal Amount (000’s omitted)	Value

Zambia (continued)
Zambia Government Bond, 11.00%, 9/1/19	ZMW	44,500	$3,530,551

Total Zambia			$39,943,702

Total Foreign Government Bonds (identified cost $3,695,503,657)			$3,779,643,616

Foreign Corporate Bonds — 1.5%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.2%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(8)	USD	12,200	$12,175,600

Total Azerbaijan			$12,175,600

Croatia — 0.1%
Agrokor d.d., 9.125%, 2/1/20(1)	EUR	7,241	$8,286,634

Total Croatia			$8,286,634

Georgia — 0.3%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	18,730	$8,033,368
Georgian Oil and Gas Corp. JSC, 6.75%, 4/26/21(1)	USD	7,222	7,610,183

Total Georgia			$15,643,551

India — 0.3%
Export-Import Bank of India, 8.15%, 3/5/25	INR	135,000	$2,110,933
Export-Import Bank of India, 8.87%, 10/30/29	INR	245,000	4,068,596
Food Corp. of India, 9.95%, 3/7/22	INR	100,000	1,659,421
Mahanagar Telephone Nigam, Ltd., 8.24%, 11/19/24	INR	137,000	2,154,699
National Hydroelectric PC, Ltd., 8.85%, 2/11/26	INR	35,000	568,928
NTPC, Ltd., 9.17%, 9/22/24	INR	125,000	2,050,959
Power Grid Corp. of India, Ltd., 8.93%, 10/20/24	INR	85,000	1,387,855

Total India			$14,001,391

Mongolia — 0.3%
Development Bank of Mongolia, LLC, 5.75%, 3/21/17(1)	USD	14,024	$13,743,520

Total Mongolia			$13,743,520

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Russia — 0.3%
Gazprom OAO Via Gaz Capital SA, 3.755%, 3/15/17(1)	EUR	10,618	$11,778,136
Sberbank of Russia Via SB Capital SA, 5.40%, 3/24/17(1)	USD	2,892	2,930,105

Total Russia			$14,708,241

Total Foreign Corporate Bonds (identified cost $79,006,175)			$78,558,937

Sovereign Loans — 1.5%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.3%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.86%, Maturing August 1, 2021(9)(10)(11)		$15,600	$15,101,021

Total Ethiopia			$15,101,021

Kenya — 0.3%
Government of Kenya, Term Loan, 6.14%, Maturing October 28, 2017(10)		$17,030	$16,987,425

Total Kenya			$16,987,425

Macedonia — 0.2%
Republic of Macedonia, Term Loan, 2.70%, Maturing December 16, 2022(11)(12)(13)	EUR	11,000	$12,319,728

Total Macedonia			$12,319,728

Pakistan — 0.7%
Islamic Republic of Pakistan, Term Loan, 3.65%, Maturing October 1, 2017(11)		$35,000	$35,175,000

Total Pakistan			$35,175,000

Total Sovereign Loans (identified cost $77,799,243)			$79,583,174

Debt Obligations — United States — 6.4%

Corporate Bonds & Notes — 0.0%(5)

Security	Principal Amount	Value

Eaton Corp., 8.875%, 6/15/19	$500,000	$579,693

Total Corporate Bonds & Notes (identified cost $511,254)		$579,693

Collateralized Mortgage Obligations — 0.7%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22	$97,189	$108,871
Series 1548, Class Z, 7.00%, 7/15/23	96,765	108,438
Series 1650, Class K, 6.50%, 1/15/24	595,113	661,279
Series 1817, Class Z, 6.50%, 2/15/26	92,927	104,843
Series 1927, Class ZA, 6.50%, 1/15/27	319,883	361,438
Series 2127, Class PG, 6.25%, 2/15/29	494,582	547,579
Series 2344, Class ZD, 6.50%, 8/15/31	672,786	782,157
Series 2458, Class ZB, 7.00%, 6/15/32	1,215,187	1,445,862

		$4,120,467

Federal National Mortgage Association:
Series 1992-180, Class F, 1.684%, 10/25/22(8)	$382,908	$388,815
Series 1993-16, Class Z, 7.50%, 2/25/23	371,018	412,900
Series 1993-79, Class PL, 7.00%, 6/25/23	237,119	264,467
Series 1993-104, Class ZB, 6.50%, 7/25/23	89,191	96,923
Series 1993-121, Class Z, 7.00%, 7/25/23	1,398,942	1,551,339
Series 1993-141, Class Z, 7.00%, 8/25/23	280,201	314,059
Series 1994-42, Class ZQ, 7.00%, 4/25/24	1,758,330	1,961,052
Series 1994-79, Class Z, 7.00%, 4/25/24	350,066	390,047
Series 1994-89, Class ZQ, 8.00%, 7/25/24	275,326	313,689
Series 1996-35, Class Z, 7.00%, 7/25/26	82,625	94,950
Series 1998-16, Class H, 7.00%, 4/18/28	271,694	310,016
Series 1998-44, Class ZA, 6.50%, 7/20/28	513,807	584,426
Series 1999-25, Class Z, 6.00%, 6/25/29	557,953	631,055
Series 2000-2, Class ZE, 7.50%, 2/25/30	132,160	155,009
Series 2000-49, Class A, 8.00%, 3/18/27	390,137	453,039
Series 2001-31, Class ZA, 6.00%, 7/25/31	4,173,383	4,723,212
Series 2001-74, Class QE, 6.00%, 12/25/31	1,160,616	1,313,610
Series 2009-48, Class WA, 5.833%, 7/25/39(14)	4,996,048	5,598,520
Series 2011-38, Class SA, 11.898%, 5/25/41(15)	5,197,748	6,024,700
Series G48, Class Z, 7.10%, 12/25/21	291,971	319,009
Series G92-60, Class Z, 7.00%, 10/25/22	516,657	565,567

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series G93-1, Class K, 6.675%, 1/25/23	$490,775	$536,762
Series G93-31, Class PN, 7.00%, 9/25/23	1,538,258	1,711,512
Series G93-41, Class ZQ, 7.00%, 12/25/23	2,963,504	3,299,696
Series G94-7, Class PJ, 7.50%, 5/17/24	512,719	583,679

		$32,598,053

Government National Mortgage Association:
Series 2001-35, Class K, 6.45%, 10/26/23	$118,107	$129,707

		$129,707

Total Collateralized Mortgage Obligations (identified cost $34,071,837)		$36,848,227

Mortgage Pass-Throughs — 5.7%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.877%, with maturity at 2035(16)	$2,819,418	$2,934,699
2.89%, with maturity at 2036(16)	3,144,412	3,330,029
3.012%, with maturity at 2023(16)	82,806	85,303
3.395%, with maturity at 2029(16)	286,637	288,134
4.396%, with maturity at 2030(16)	575,723	617,532
4.50%, with maturity at 2035	423,141	450,389
6.00%, with various maturities to 2035	11,804,519	13,532,045
6.50%, with various maturities to 2036	20,583,172	23,755,969
6.60%, with maturity at 2030	1,158,189	1,365,933
7.00%, with various maturities to 2036(17)	20,992,936	24,692,495
7.31%, with maturity at 2026	72,945	84,417
7.50%, with various maturities to 2035	12,053,008	14,097,601
7.95%, with maturity at 2022	182,404	200,129
8.00%, with various maturities to 2034	4,896,830	5,774,117
8.15%, with maturity at 2021	38,597	41,517
8.30%, with maturity at 2021	11,388	12,195
8.47%, with maturity at 2018	12,811	13,147
8.50%, with maturity at 2025	136,477	152,455
9.00%, with various maturities to 2027	562,813	625,527
9.50%, with maturity at 2027	87,290	96,682
10.00%, with various maturities to 2020	101,914	107,856
10.50%, with maturity at 2021	66,967	69,118

		$92,327,289

Federal National Mortgage Association:
1.94%, with various maturities to 2035(16)	$13,632,584	$13,902,308
1.941%, with various maturities to 2033(16)	10,397,083	10,559,940
1.942%, with various maturities to 2038(16)	1,394,954	1,412,958
1.943%, with maturity at 2027(16)	181,184	183,623
2.005%, with maturity at 2035(16)	2,732,797	2,774,786

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
2.09%, with maturity at 2025(16)	$750,509	$763,137
2.29%, with maturity at 2024(16)	378,809	386,653
2.532%, with maturity at 2028(16)	177,908	185,211
2.789%, with maturity at 2023(16)	51,762	52,534
3.606%, with maturity at 2034(16)	1,678,042	1,786,450
3.724%, with maturity at 2035(16)	4,908,364	5,219,167
3.875%, with maturity at 2035(16)	4,279,035	4,589,779
5.50%, with maturity at 2020	209,047	217,153
6.00%, with various maturities to 2038(17)	64,760,583	74,543,743
6.318%, with maturity at 2032(16)	1,684,442	1,854,588
6.50%, with various maturities to 2038	21,712,552	25,043,378
7.00%, with various maturities to 2035	23,531,870	27,816,147
7.283%, with maturity at 2025(16)	38,842	41,420
7.50%, with various maturities to 2035(17)	20,339,919	24,079,506
8.00%, with various maturities to 2034	2,789,514	3,266,589
8.50%, with various maturities to 2037	5,273,449	6,399,548
9.00%, with various maturities to 2032	1,003,261	1,147,201
9.162%, with maturity at 2028(14)	29,026	31,177
9.50%, with various maturities to 2031	521,453	589,991
9.886%, with maturity at 2027(14)	65,064	70,340
10.50%, with maturity at 2029	110,345	127,846
11.50%, with maturity at 2031	159,270	198,633

		$207,243,806

Government National Mortgage Association:
2.00%, with maturity at 2024(16)	$290,571	$296,448
6.50%, with various maturities to 2032	834,924	954,670
7.00%, with various maturities to 2031	1,281,802	1,495,726
7.50%, with various maturities to 2032	2,965,424	3,398,942
7.75%, with maturity at 2019	15,213	16,355
8.00%, with various maturities to 2034	2,888,078	3,436,858
8.30%, with maturity at 2020	6,640	7,095
8.50%, with various maturities to 2021	52,793	55,610
9.00%, with various maturities to 2025	97,780	110,661
9.50%, with various maturities to 2026	559,812	654,376

		$10,426,741

Total Mortgage Pass-Throughs (identified cost $296,924,816)		$309,997,836

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 0.0%(5)

Security	Principal Amount	Value

U.S. Treasury Bond, 7.875%, 2/15/21(17)	$1,500,000	$1,915,137

Total U.S. Treasury Obligations (identified cost $1,621,784)		$1,915,137

Total Debt Obligations — United States (identified cost $333,129,691)		$349,340,893

Common Stocks — 1.8%

Security	Shares	Value

Canada — 0.2%
Turquoise Hill Resources, Ltd.(18)	2,282,000	$7,074,200

Total Canada		$7,074,200

Iceland — 1.0%
Eimskipafelag Islands HF	2,775,070	$7,846,767
Hagar HF	16,762,633	7,738,431
HB Grandi HF	16,898,611	4,050,626
Icelandair Group HF	49,647,942	10,666,550
Marel HF	3,792,656	8,249,296
Reginn HF(18)	17,448,300	3,810,620
Reitir Fasteignafelag HF	9,936,197	8,053,753
Siminn HF(18)	143,155,664	3,990,668

Total Iceland		$54,406,711

Singapore — 0.3%
Yoma Strategic Holdings, Ltd.(18)	38,138,000	$16,152,639

Total Singapore		$16,152,639

Vietnam — 0.3%
Bank for Foreign Trade of Vietnam JSC	846,990	$1,364,431
Bank for Investment and Development of Vietnam JSC	468,816	350,592
Bao Viet Holdings	156,900	449,372
Danang Rubber JSC	68,640	108,792
HA TIEN 1 Cement JSC(18)	219,600	215,498
Hoa Phat Group JSC	483,690	882,188
Hoa Sen Group	80,730	144,978
KIDO Group Corp.	373,100	606,541
Kinh Bac City Development Share Holding Corp.(18)	513,300	399,898
Masan Group Corp.(18)	636,000	1,870,282
PetroVietnam Drilling & Well Services JSC	236,785	255,142
PetroVietnam Fertilizer & Chemical JSC	385,500	479,924

Security	Shares	Value

Vietnam (continued)
PetroVietnam Gas JSC	165,200	485,688
PetroVietnam Technical Services Corp.	628,300	538,825
Pha Lai Thermal Power JSC	219,100	147,098
Saigon — Hanoi Commercial Joint Stock Bank(18)	829,250	200,519
Saigon Securities, Inc.(18)	668,470	629,934
Saigon Thuong Tin Commercial JSB(18)	1,482,405	585,531
Tan Tao Investment & Industry JSC(18)	1,064,400	232,352
Vietnam Construction and Import-Export JSC	311,100	224,402
Vietnam Dairy Products JSC	455,640	2,897,338
Vietnam Joint Stock Commercial Bank for Industry and Trade	148,700	112,156
Vingroup JSC(18)	2,105,376	4,002,089

Total Vietnam		$17,183,570

Total Common Stocks (identified cost $90,478,934)		$94,817,120

Currency Options Purchased — 0.4%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Call SEK/Put EUR	Citibank, N.A.	EUR	75,332	SEK	9.53	4/27/17	$515,194
Call SEK/Put EUR	Goldman Sachs International	EUR	36,763	SEK	9.45	4/27/17	189,999
Put CNH/Call USD	Standard Chartered Bank	USD	57,000	CNH	6.82	4/19/17	1,010,781
Put CNH/Call USD	Standard Chartered Bank	USD	36,347	CNH	6.47	6/15/17	2,257,476
Put CNH/Call USD	Standard Chartered Bank	USD	33,880	CNH	6.47	6/15/17	2,113,299
Put EUR/Call USD	Deutsche Bank AG	USD	70,390	USD	1.10	11/1/16	195,473
Put EUR/Call USD	Deutsche Bank AG	USD	69,960	USD	1.18	11/1/16	4,878,171
Put EUR/Call USD	Deutsche Bank AG	USD	69,920	USD	1.28	11/1/16	9,720,978
Put RUB/Call USD	Bank of America, N.A.	USD	18,369	RUB	110.00	11/3/16	1,745
Put RUB/Call USD	Deutsche Bank AG	USD	22,079	RUB	110.00	11/16/16	1,104
Put RUB/Call USD	Goldman Sachs International	USD	19,188	RUB	110.00	11/4/16	1,823
Put RUB/Call USD	Goldman Sachs International	USD	16,549	RUB	110.00	11/4/16	1,572

Total Currency Options Purchased (identified cost $16,208,006)							$20,887,615

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Call Options Purchased — 0.1%

Description	Counterparty	Number of Contracts	Strike Price		Expiration Date	Value

Nikkei 225 Index	Goldman Sachs International	605	JPY	21,000.00	3/12/21	$7,071,423
WTI Crude Oil Futures 12/2016(19)	Exchange- Traded	884	USD	75.00	11/16/16	8,840

Total Call Options Purchased (identified cost $6,919,385)						$7,080,263

Short-Term Investments — 15.4%

Foreign Government Securities — 1.0%

Security		Principal Amount (000’s omitted)	Value

Armenia — 0.0%(5)
Armenian Treasury Bill, 0.00%, 4/17/17	AMD	350,000	$713,438

Total Armenia			$713,438

El Salvador — 0.5%
Republic of El Salvador, 0.00%, 8/9/17(1)	USD	27,000	$25,695,624

Total El Salvador			$25,695,624

Georgia — 0.1%
Georgia Treasury Bill, 0.00%, 6/1/17	GEL	3,767	$1,514,664
Georgia Treasury Bill, 0.00%, 7/13/17	GEL	6,990	2,789,725

Total Georgia			$4,304,389

Iceland — 0.4%
Iceland Treasury Bill, 0.00%, 11/15/16	ISK	157,598	$852,897
Iceland Treasury Bill, 0.00%, 1/16/17	ISK	700,552	3,786,411
Iceland Treasury Bill, 0.00%, 2/15/17	ISK	823,700	4,447,622
Iceland Treasury Bill, 0.00%, 4/18/17	ISK	2,695,070	14,540,462

Total Iceland			$23,627,392

Nigeria — 0.0%(5)
Nigeria OMO Bill, 0.00%, 7/27/17	NGN	412,300	$1,134,349

Total Nigeria			$1,134,349

Total Foreign Government Securities (identified cost $55,818,994)			$55,475,192

U.S. Treasury Obligations — 1.4%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/17/16(17)		$40,000	$39,996,960
U.S. Treasury Bill, 0.00%, 11/25/16(17)(19)		16,000	15,998,224
U.S. Treasury Bill, 0.00%, 12/22/16		20,000	19,993,520

Total U.S. Treasury Obligations (identified cost $75,986,741)			$75,988,704

Repurchase Agreements — 0.4%

Description		Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A.:
Dated 10/21/16 with a maturity date of 11/28/16, an interest rate of 0.54% payable by the Portfolio and repurchase proceeds of EUR 17,618,446, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $18,964,787.	EUR	17,627	$19,350,232

Total Repurchase Agreements (identified cost $19,180,129)			$19,350,232

Other — 12.6%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(20)		684,539,238	$684,676,146

Total Other (identified cost $684,549,861)			$684,676,146

Total Short-Term Investments (identified cost $835,535,725)			$835,490,274

Total Investments — 96.9% (identified cost $5,134,580,816)			$5,245,401,892

Less Unfunded Loan Commitments — (0.2)%			$(10,718,398)

Net Investments — 96.7% (identified cost $5,123,862,418)			$5,234,683,494

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Currency Options Written — (0.3)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Put EUR/Call USD	Citibank, N.A.	USD 70,390	USD 1.10	11/1/16	$(195,473)
Put EUR/Call USD	Deutsche Bank AG	USD 69,960	USD 1.18	11/1/16	(4,878,171)
Put EUR/Call USD	Deutsche Bank AG	USD 69,920	USD 1.28	11/1/16	(9,720,978)

Total Currency Options Written (premiums received $14,845,493)					$(14,794,622)

Securities Sold Short — (0.3)%

Foreign Government Bonds — (0.3)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(18,539,619)

Total Spain			$(18,539,619)

Total Foreign Government Bonds (proceeds $20,068,921)			$(18,539,619)

Total Securities Sold Short (proceeds $20,068,921)			$(18,539,619)

Other Assets, Less Liabilities — 3.9%			$210,747,252

Net Assets — 100.0%			$5,412,096,505

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $1,986,017,713 or 36.7% of the Portfolio’s net assets.

(2)	When-issued security.

(3)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2016.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $209,303,199 or 3.9% of the Portfolio’s net assets.
(5)	Amount is less than 0.05%.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(9)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(10)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents the rate in effect at October 31, 2016.

(11)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(12)	Variable interest rate that updates semiannually based on changes to the Euro Interbank Offered Rate (Euribor). The stated interest rate represents a weighted average rate at October 31, 2016.

(13)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(14)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(15)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2016.

(16)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2016.

(17)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(18)	Non-income producing security.

(19)	All or a portion of the security is held by a wholly-owned subsidiary (see Note 1).

(20)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

COP	65,478,220,000	USD	22,116,836	JPMorgan Chase Bank, N.A.	11/1/16	$—	$(339,978)
COP	65,478,220,000	USD	22,063,922	The Bank of Nova Scotia	11/1/16	—	(287,065)
EUR	33,371,871	SEK	329,762,000	UBS AG	11/1/16	124,180	—
EUR	2,085,693	SEK	20,606,200	UBS AG	11/1/16	8,142	—
SEK	5,846,200	EUR	590,925	Goldman Sachs International	11/1/16	—	(1,423)
SEK	344,522,000	EUR	34,823,770	Goldman Sachs International	11/1/16	—	(83,839)
USD	22,063,922	COP	65,478,220,000	JPMorgan Chase Bank, N.A.	11/1/16	287,065	—
USD	22,046,539	COP	65,478,220,000	The Bank of Nova Scotia	11/1/16	269,681	—
EUR	149,092	SEK	1,474,513	BNP Paribas	11/2/16	415	—
EUR	129,316,104	SEK	1,276,221,000	UBS AG	11/2/16	659,201	—
EUR	2,085,707	SEK	20,595,000	UBS AG	11/2/16	9,398	—
EUR	10,834,677	USD	11,845,986	Deutsche Bank AG	11/2/16	47,784	—
EUR	10,834,677	USD	11,876,973	Deutsche Bank AG	11/2/16	16,797	—
EUR	7,481,968	USD	8,174,798	Standard Chartered Bank	11/2/16	38,534	—
EUR	7,481,968	USD	8,201,733	Standard Chartered Bank	11/2/16	11,599	—
KES	338,037,000	USD	3,259,759	Citibank, N.A.	11/2/16	65,740	—
PEN	77,048,000	USD	22,644,526	BNP Paribas	11/2/16	262,565	—
PEN	30,270,868	USD	8,829,187	BNP Paribas	11/2/16	170,625	—
PEN	25,900,000	USD	7,706,957	BNP Paribas	11/2/16	—	(6,645)
PEN	49,042,868	USD	14,593,486	BNP Paribas	11/2/16	—	(12,582)
PEN	32,376,000	USD	9,633,994	Standard Chartered Bank	11/2/16	—	(8,306)
SEK	395,875,050	EUR	40,017,695	BNP Paribas	11/2/16	—	(99,888)
SEK	81,500,000	EUR	8,237,815	Goldman Sachs International	11/2/16	—	(19,742)
SEK	209,930,800	EUR	21,218,849	Goldman Sachs International	11/2/16	—	(50,380)
SEK	71,000,000	EUR	7,178,969	Standard Chartered Bank	11/2/16	—	(19,906)
SEK	539,984,663	EUR	54,599,056	Standard Chartered Bank	11/2/16	—	(151,397)
USD	11,876,973	EUR	10,834,677	Deutsche Bank AG	11/2/16	—	(16,797)
USD	12,144,904	EUR	10,834,677	Deutsche Bank AG	11/2/16	251,134	—
USD	8,323,390	EUR	7,481,968	Standard Chartered Bank	11/2/16	110,058	—
USD	8,201,733	EUR	7,481,968	Standard Chartered Bank	11/2/16	—	(11,599)
USD	3,328,905	KES	338,037,000	Citibank, N.A.	11/2/16	3,406	—
USD	22,926,858	PEN	77,048,000	BNP Paribas	11/2/16	19,767	—
USD	9,007,578	PEN	30,270,868	BNP Paribas	11/2/16	7,766	—
USD	14,447,744	PEN	49,042,868	BNP Paribas	11/2/16	—	(133,159)
USD	7,352,732	PEN	25,900,000	BNP Paribas	11/2/16	—	(347,580)
USD	9,191,199	PEN	32,376,000	Standard Chartered Bank	11/2/16	—	(434,488)
KES	99,362,000	USD	958,630	Standard Chartered Bank	11/3/16	18,708	—
MXN	1,147,033,694	USD	60,438,585	BNP Paribas	11/3/16	247,817	—
USD	60,574,234	MXN	1,147,033,694	Bank of America, N.A.	11/3/16	—	(112,169)
EUR	21,219,063	SEK	209,930,800	Goldman Sachs International	11/4/16	50,375	—
EUR	590,929	SEK	5,846,200	Goldman Sachs International	11/4/16	1,420	—
PEN	49,725,492	USD	14,513,900	Standard Chartered Bank	11/4/16	268,196	—
SEK	13,060,000	EUR	1,363,712	Goldman Sachs International	11/4/16	—	(51,058)
SEK	202,717,000	EUR	21,242,815	Goldman Sachs International	11/4/16	—	(875,202)
USD	6,937,190	PEN	25,182,000	Standard Chartered Bank	11/4/16	—	(548,764)
USD	6,739,940	PEN	24,543,492	Standard Chartered Bank	11/4/16	—	(556,202)

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	31,217,842	ZAR	441,076,891	Standard Chartered Bank	11/4/16	$—	$(1,481,001)
ZAR	84,366,795	USD	5,937,226	Standard Chartered Bank	11/4/16	317,231	—
EUR	34,824,122	SEK	344,522,000	Goldman Sachs International	11/8/16	83,042	—
SEK	209,917,000	EUR	21,304,395	Goldman Sachs International	11/8/16	—	(145,118)
SEK	134,605,000	EUR	14,191,018	Goldman Sachs International	11/8/16	—	(675,007)
USD	55,203,313	EUR	49,885,066	Standard Chartered Bank	11/9/16	427,003	—
NZD	85,301,146	USD	62,074,156	Deutsche Bank AG	11/10/16	—	(1,095,715)
USD	60,499,838	NZD	85,301,146	Deutsche Bank AG	11/10/16	—	(478,603)
USD	59,294,348	RUB	3,920,245,818	BNP Paribas	11/10/16	—	(2,412,411)
USD	43,575,373	RUB	2,880,876,871	Citibank, N.A.	11/10/16	—	(1,771,164)
USD	10,263,191	THB	362,188,000	Deutsche Bank AG	11/10/16	—	(83,634)
USD	6,087,294	THB	214,638,000	Standard Chartered Bank	11/10/16	—	(44,388)
USD	10,802,143	CNH	71,575,000	Bank of America, N.A.	11/14/16	253,182	—
USD	27,464,560	CNH	182,020,000	Goldman Sachs International	11/14/16	637,848	—
USD	19,335,744	PHP	899,344,128	Bank of America, N.A.	11/15/16	784,055	—
USD	20,445,483	PHP	950,755,872	Goldman Sachs International	11/15/16	833,272	—
USD	8,286,198	THB	293,580,000	Deutsche Bank AG	11/15/16	—	(99,765)
USD	1,568,699	THB	55,579,000	JPMorgan Chase Bank, N.A.	11/15/16	—	(18,887)
NZD	39,045,400	USD	28,407,598	Deutsche Bank AG	11/16/16	—	(502,403)
USD	28,112,454	NZD	39,045,400	Deutsche Bank AG	11/16/16	207,258	—
USD	26,619,564	CNH	175,983,000	Citibank, N.A.	11/18/16	690,945	—
USD	10,502,302	CNH	69,583,000	Goldman Sachs International	11/18/16	250,226	—
PEN	52,358,000	USD	15,260,274	Citibank, N.A.	11/21/16	273,606	—
PHP	170,230,000	USD	3,523,701	JPMorgan Chase Bank, N.A.	11/21/16	—	(14,039)
PHP	594,200,000	USD	12,733,312	Standard Chartered Bank	11/21/16	—	(482,586)
SGD	30,379,000	USD	22,297,332	Deutsche Bank AG	11/21/16	—	(458,420)
USD	7,162,641	EUR	6,302,401	Deutsche Bank AG	11/21/16	238,935	—
USD	3,455,501	EUR	3,045,329	Deutsche Bank AG	11/21/16	109,957	—
USD	2,054,962	EUR	1,811,847	Deutsche Bank AG	11/21/16	64,500	—
USD	27,284,874	NZD	37,908,294	Morgan Stanley & Co. International PLC	11/21/16	197,874	—
USD	15,639,524	PEN	52,358,000	BNP Paribas	11/21/16	105,644	—
USD	47,716,114	SGD	64,140,000	Bank of America, N.A.	11/21/16	1,607,031	—
USD	20,676,045	SGD	27,990,196	Bank of America, N.A.	11/21/16	554,401	—
USD	22,595,857	SGD	30,379,000	Deutsche Bank AG	11/21/16	756,945	—
RSD	19,976,315	EUR	160,246	Deutsche Bank AG	11/22/16	1,974	—
USD	57,043,257	ZAR	772,109,000	Standard Chartered Bank	11/22/16	7,521	—
RUB	3,226,432,433	USD	49,233,706	Deutsche Bank AG	11/23/16	1,385,039	—
USD	24,311,007	EUR	21,838,261	JPMorgan Chase Bank, N.A.	11/23/16	317,945	—
USD	11,155,911	EUR	9,976,000	JPMorgan Chase Bank, N.A.	11/23/16	195,570	—
USD	6,890,669	EUR	6,112,000	JPMorgan Chase Bank, N.A.	11/23/16	175,592	—
USD	5,761,272	EUR	5,159,425	JPMorgan Chase Bank, N.A.	11/23/16	92,762	—
USD	4,147,455	EUR	3,698,132	JPMorgan Chase Bank, N.A.	11/23/16	84,425	—
USD	1,408,994	EUR	1,254,397	JPMorgan Chase Bank, N.A.	11/23/16	30,824	—
USD	61,166,712	RUB	4,008,438,127	Deutsche Bank AG	11/23/16	—	(1,720,737)
USD	146,253,157	JPY	14,597,015,760	Standard Chartered Bank	11/25/16	6,957,295	—

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	54,604,467	SEK	539,984,663	Standard Chartered Bank	11/28/16	$150,529	$—
PEN	12,046,000	USD	3,564,433	Citibank, N.A.	11/28/16	6,568	—
PEN	26,721,000	USD	7,859,118	Standard Chartered Bank	11/28/16	62,243	—
SEK	539,984,663	EUR	56,216,342	Standard Chartered Bank	11/28/16	—	(1,921,806)
TRY	6,507,635	USD	2,180,496	BNP Paribas	11/28/16	—	(89,365)
TRY	94,158,189	USD	31,181,306	BNP Paribas	11/28/16	—	(924,987)
USD	11,457,662	PEN	38,767,000	Standard Chartered Bank	11/28/16	—	(34,700)
USD	33,573,180	TRY	100,665,824	BNP Paribas	11/28/16	1,225,731	—
USD	13,236,237	CNH	87,518,000	Deutsche Bank AG	11/30/16	354,119	—
USD	31,817,309	CNH	210,384,000	Standard Chartered Bank	11/30/16	850,062	—
USD	52,816,008	EUR	47,088,032	Deutsche Bank AG	11/30/16	1,067,133	—
USD	2,915,525	EUR	2,582,453	Deutsche Bank AG	11/30/16	77,457	—
USD	1,143,930	EUR	1,045,984	Deutsche Bank AG	11/30/16	—	(5,587)
COP	83,369,890,000	USD	28,014,076	BNP Paribas	12/1/16	—	(420,416)
RSD	1,269,911,510	EUR	10,276,028	Deutsche Bank AG	12/1/16	12,927	—
TRY	105,463,995	USD	34,942,679	Deutsche Bank AG	12/1/16	—	(1,074,987)
TRY	82,691,034	USD	27,695,230	Deutsche Bank AG	12/1/16	—	(1,140,627)
USD	62,358,741	TRY	188,155,029	Deutsche Bank AG	12/1/16	1,936,445	—
EUR	40,022,854	SEK	395,875,050	BNP Paribas	12/2/16	99,829	—
SEK	294,885,000	EUR	31,010,821	BNP Paribas	12/2/16	—	(1,391,084)
SEK	100,990,050	EUR	10,502,058	HSBC Bank USA, N.A.	12/2/16	—	(346,387)
KES	101,881,000	USD	974,378	JPMorgan Chase Bank, N.A.	12/5/16	21,674	—
RUB	794,090,000	USD	12,531,008	Citibank, N.A.	12/5/16	—	(112,198)
RUB	1,520,680,000	USD	23,995,670	Credit Suisse International	12/5/16	—	(213,684)
USD	11,443,008	NZD	16,279,015	Australia and New Zealand Banking Group Limited	12/5/16	—	(182,707)
USD	90,490,712	NZD	124,346,546	JPMorgan Chase Bank, N.A.	12/5/16	1,688,193	—
USD	50,379,775	SGD	68,650,000	Standard Chartered Bank	12/5/16	1,023,387	—
USD	7,054,636	SGD	9,613,000	Standard Chartered Bank	12/5/16	143,304	—
AUD	31,595,909	USD	23,898,356	Goldman Sachs International	12/6/16	115,397	—
AUD	13,061,704	USD	9,822,010	Goldman Sachs International	12/6/16	105,242	—
AUD	7,865,000	USD	5,956,597	Goldman Sachs International	12/6/16	21,017	—
AUD	12,104,224	USD	9,273,893	Goldman Sachs International	12/6/16	—	(74,353)
IDR	414,488,075,000	USD	30,828,418	JPMorgan Chase Bank, N.A.	12/6/16	817,027	—
USD	48,477,883	AUD	64,626,837	Goldman Sachs International	12/6/16	—	(640,275)
USD	15,369,586	IDR	202,340,595,000	BNP Paribas	12/6/16	—	(78,767)
USD	16,102,276	IDR	212,147,480,000	Standard Chartered Bank	12/6/16	—	(94,816)
PEN	79,731,000	USD	23,350,710	Standard Chartered Bank	12/7/16	260,986	—
RUB	2,167,931,000	USD	34,320,626	BNP Paribas	12/7/16	—	(436,571)
RUB	2,883,069,000	USD	45,659,577	Credit Suisse International	12/7/16	—	(598,148)
USD	118,994,734	EUR	104,641,113	Goldman Sachs International	12/7/16	3,955,615	—
USD	3,101,478	EUR	2,759,003	Goldman Sachs International	12/7/16	68,318	—
USD	1,389,875	EUR	1,222,223	Goldman Sachs International	12/7/16	46,202	—
USD	2,306,208	EUR	2,057,002	Goldman Sachs International	12/7/16	44,805	—
USD	850,707	EUR	758,240	Goldman Sachs International	12/7/16	17,122	—
USD	601,794	EUR	536,091	Goldman Sachs International	12/7/16	12,433	—

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	3,031,760	EUR	2,756,196	Goldman Sachs International	12/7/16	$1,686	$—
USD	978,250	EUR	898,755	Goldman Sachs International	12/7/16	—	(9,813)
USD	11,701,220	PEN	41,709,000	BNP Paribas	12/7/16	—	(650,566)
USD	10,336,278	PEN	38,022,000	BNP Paribas	12/7/16	—	(923,632)
AUD	8,000,000	USD	6,129,960	Australia and New Zealand Banking Group Limited	12/8/16	—	(50,032)
AUD	11,280,000	USD	8,643,256	Citibank, N.A.	12/8/16	—	(70,558)
AUD	67,173,296	USD	50,556,638	Standard Chartered Bank	12/8/16	494,462	—
AUD	32,660,000	USD	24,817,877	Standard Chartered Bank	12/8/16	3,429	—
AUD	19,186,000	USD	14,579,173	Standard Chartered Bank	12/8/16	2,014	—
AUD	434,000	USD	332,589	Standard Chartered Bank	12/8/16	—	(2,753)
AUD	4,956,000	USD	3,771,157	Standard Chartered Bank	12/8/16	—	(4,641)
USD	6,116,320	AUD	8,000,000	Australia and New Zealand Banking Group Limited	12/8/16	36,392	—
USD	26,761,615	AUD	34,945,868	JPMorgan Chase Bank, N.A.	12/8/16	203,071	—
USD	51,044,047	AUD	67,173,296	Standard Chartered Bank	12/8/16	—	(7,053)
IDR	57,833,212,000	USD	4,301,466	BNP Paribas	12/9/16	112,009	—
IDR	93,300,000,000	USD	7,097,756	Citibank, N.A.	12/9/16	22,326	—
IDR	266,560,507,200	USD	19,825,995	Deutsche Bank AG	12/9/16	516,263	—
USD	31,728,795	IDR	417,693,719,200	Goldman Sachs International	12/9/16	—	(147,021)
COP	92,115,800,000	USD	31,140,118	BNP Paribas	12/12/16	—	(699,114)
GBP	3,641,000	USD	4,452,178	Goldman Sachs International	12/13/16	8,532	—
GBP	1,892,000	USD	2,327,519	Goldman Sachs International	12/13/16	—	(9,567)
GBP	3,657,000	USD	4,511,275	JPMorgan Chase Bank, N.A.	12/13/16	—	(30,963)
GBP	11,380,000	USD	14,038,368	JPMorgan Chase Bank, N.A.	12/13/16	—	(96,352)
USD	37,340,718	HUF	10,282,140,000	Citibank, N.A.	12/13/16	770,041	—
USD	18,564,517	HUF	5,120,790,000	Citibank, N.A.	12/13/16	351,309	—
USD	45,125,938	SGD	60,735,000	Bank of America, N.A.	12/13/16	1,458,760	—
USD	151,572,695	EUR	133,831,343	Standard Chartered Bank	12/14/16	4,386,892	—
RSD	2,061,179,000	EUR	16,670,810	Citibank, N.A.	12/15/16	—	(10,946)
JPY	1,062,720,000	USD	10,181,114	Standard Chartered Bank	12/16/16	—	(29,877)
JPY	649,438,000	USD	6,304,244	Standard Chartered Bank	12/16/16	—	(100,729)
JPY	747,810,000	USD	7,330,321	Standard Chartered Bank	12/16/16	—	(187,144)
JPY	3,722,790,000	USD	36,492,217	Standard Chartered Bank	12/16/16	—	(931,652)
USD	101,384,859	EUR	89,938,000	Standard Chartered Bank	12/16/16	2,461,596	—
TRY	13,817,507	USD	4,611,215	BNP Paribas	12/19/16	—	(190,642)
TRY	99,362,733	USD	33,118,703	BNP Paribas	12/19/16	—	(1,330,027)
USD	5,269,813	CNH	35,508,000	BNP Paribas	12/19/16	50,803	—
USD	37,335,964	TRY	113,180,240	BNP Paribas	12/19/16	1,126,714	—
RUB	1,476,880,000	USD	22,285,531	BNP Paribas	12/20/16	708,052	—
RUB	1,388,120,000	USD	20,933,796	Deutsche Bank AG	12/20/16	677,881	—
PEN	94,302,000	USD	27,524,591	Standard Chartered Bank	12/21/16	358,342	—
USD	13,441,285	CNH	90,769,000	Standard Chartered Bank	12/21/16	101,960	—
USD	33,971,198	EUR	30,128,330	Goldman Sachs International	12/21/16	823,903	—
USD	1,154,945	EUR	1,041,645	Goldman Sachs International	12/21/16	8,923	—
USD	517,363	EUR	467,440	Goldman Sachs International	12/21/16	3,083	—

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	14,494,076	PEN	48,932,000	BNP Paribas	12/21/16	$26,009	$—
USD	13,359,835	PEN	45,370,000	The Bank of Nova Scotia	12/21/16	—	(55,030)
USD	48,277,148	EUR	42,750,000	Goldman Sachs International	12/23/16	1,238,341	—
USD	15,611,480	EUR	14,200,000	Goldman Sachs International	12/23/16	—	(13,106)
USD	2,286,105	EUR	2,032,527	Goldman Sachs International	12/27/16	49,183	—
USD	767,653	EUR	681,136	Goldman Sachs International	12/27/16	18,021	—
USD	725,164	EUR	644,538	Goldman Sachs International	12/27/16	15,810	—
USD	922,702	EUR	833,523	Goldman Sachs International	12/27/16	5,358	—
USD	791,606	EUR	716,285	Goldman Sachs International	12/27/16	3,290	—
USD	947,388	EUR	861,672	Goldman Sachs International	12/27/16	—	(936)
USD	2,174,107	EUR	1,986,520	Goldman Sachs International	12/27/16	—	(12,181)
EUR	7,180,915	SEK	71,000,000	Standard Chartered Bank	1/5/17	19,529	—
SEK	71,000,000	EUR	7,302,198	Standard Chartered Bank	1/5/17	—	(153,071)
MYR	44,635,000	USD	10,662,924	Australia and New Zealand Banking Group Limited	1/9/17	—	(53,982)
MYR	7,417,000	USD	1,768,057	BNP Paribas	1/9/17	—	(5,169)
MYR	21,132,873	USD	5,094,186	BNP Paribas	1/9/17	—	(71,280)
MYR	154,441,127	USD	37,228,814	BNP Paribas	1/9/17	—	(520,918)
TWD	130,509,000	USD	4,124,810	BNP Paribas	1/10/17	13,487	—
TWD	533,178,000	USD	17,083,563	Goldman Sachs International	1/10/17	—	(177,073)
USD	46,536,590	EUR	41,268,647	Goldman Sachs International	1/11/17	1,084,133	—
USD	49,070,207	EUR	43,510,057	Standard Chartered Bank	1/11/17	1,149,106	—
CNH	1,753,687	USD	259,313	Standard Chartered Bank	1/12/17	—	(2,005)
CNH	138,830,313	USD	20,524,884	Standard Chartered Bank	1/12/17	—	(155,198)
TWD	301,435,000	USD	9,335,243	Deutsche Bank AG	1/12/17	223,244	—
TWD	223,812,000	USD	6,934,531	JPMorgan Chase Bank, N.A.	1/12/17	162,534	—
USD	20,305,484	CNH	140,584,000	Standard Chartered Bank	1/12/17	—	(321,510)
USD	9,000,746	TWD	301,435,000	Deutsche Bank AG	1/12/17	—	(557,740)
USD	6,688,942	TWD	223,812,000	JPMorgan Chase Bank, N.A.	1/12/17	—	(408,124)
COP	65,478,220,000	USD	21,836,992	The Bank of Nova Scotia	1/13/17	—	(288,274)
MXN	1,147,033,694	USD	60,109,824	Bank of America, N.A.	1/13/17	107,460	—
MXN	907,000,000	USD	48,178,052	Bank of America, N.A.	1/13/17	—	(562,121)
USD	19,628,155	EUR	17,375,000	Goldman Sachs International	1/13/17	489,943	—
USD	10,499,305	EUR	9,360,506	Goldman Sachs International	1/13/17	188,897	—
USD	151,518,486	EUR	134,161,954	JPMorgan Chase Bank, N.A.	1/13/17	3,741,801	—
USD	10,759,676	EUR	9,567,133	JPMorgan Chase Bank, N.A.	1/13/17	221,672	—
USD	6,141,898	EUR	5,482,712	JPMorgan Chase Bank, N.A.	1/13/17	102,802	—
USD	5,737,319	EUR	5,123,343	JPMorgan Chase Bank, N.A.	1/13/17	94,060	—
USD	538,625	EUR	480,623	JPMorgan Chase Bank, N.A.	1/13/17	9,228	—
USD	60,921,487	MXN	1,116,325,319	Bank of America, N.A.	1/13/17	2,316,339	—
USD	95,088,470	NZD	134,728,201	Goldman Sachs International	1/13/17	—	(1,009,872)
EUR	8,240,855	SEK	81,500,000	Goldman Sachs International	1/17/17	19,807	—
SEK	326,970,000	EUR	33,598,619	Goldman Sachs International	1/17/17	—	(671,191)
TWD	393,075,000	USD	12,160,093	BNP Paribas	1/17/17	305,314	—
TWD	392,315,000	USD	12,149,737	BNP Paribas	1/17/17	291,569	—
TWD	394,539,000	USD	12,245,158	Citibank, N.A.	1/17/17	266,676	—

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TWD	363,422,000	USD	11,251,455	Deutsche Bank AG	1/17/17	$273,580	$—
USD	11,665,626	TWD	392,315,000	BNP Paribas	1/17/17	—	(775,679)
USD	11,700,445	TWD	394,539,000	Citibank, N.A.	1/17/17	—	(811,389)
USD	10,752,130	TWD	363,422,000	Deutsche Bank AG	1/17/17	—	(772,905)
USD	11,691,701	TWD	393,075,000	JPMorgan Chase Bank, N.A.	1/17/17	—	(773,706)
USD	77,128,797	EUR	69,568,132	Standard Chartered Bank	1/18/17	483,515	—
INR	164,000,000	USD	2,425,318	Citibank, N.A.	1/19/17	7,423	—
TWD	416,930,000	USD	12,940,099	BNP Paribas	1/19/17	282,244	—
TWD	382,197,000	USD	11,856,584	Goldman Sachs International	1/19/17	264,251	—
USD	21,051,835	INR	1,425,525,000	Standard Chartered Bank	1/19/17	—	(94,100)
USD	12,335,207	TWD	416,930,000	BNP Paribas	1/19/17	—	(887,136)
USD	11,262,952	TWD	382,197,000	Goldman Sachs International	1/19/17	—	(857,883)
UGX	12,607,990,000	USD	3,546,551	Standard Chartered Bank	1/20/17	11,475	—
USD	40,088,303	NZD	55,743,000	JPMorgan Chase Bank, N.A.	1/20/17	337,465	—
USD	2,973,583	UGX	12,607,990,000	Standard Chartered Bank	1/20/17	—	(584,444)
USD	33,220,290	SGD	46,040,000	Goldman Sachs International	1/23/17	114,580	—
USD	8,348,366	SGD	11,570,000	Goldman Sachs International	1/23/17	28,794	—
USD	7,294,144	EUR	6,616,604	JPMorgan Chase Bank, N.A.	1/25/17	2,118	—
USD	334,289	EUR	305,036	JPMorgan Chase Bank, N.A.	1/25/17	—	(1,885)
USD	4,191,848	EUR	3,820,670	JPMorgan Chase Bank, N.A.	1/25/17	—	(18,835)
TWD	399,457,000	USD	12,363,262	Bank of America, N.A.	1/26/17	306,402	—
TWD	442,103,000	USD	13,681,046	BNP Paribas	1/26/17	341,231	—
USD	11,893,911	TWD	399,457,000	Bank of America, N.A.	1/26/17	—	(775,754)
USD	13,171,548	TWD	442,103,000	JPMorgan Chase Bank, N.A.	1/26/17	—	(850,729)
UGX	17,750,000,000	USD	5,000,000	Standard Chartered Bank	1/30/17	—	(7,854)
UGX	17,740,000,000	USD	5,000,000	Standard Chartered Bank	1/30/17	—	(10,666)
UGX	19,507,537,000	USD	5,507,492	Standard Chartered Bank	1/30/17	—	(21,043)
USD	2,969,897	UGX	12,696,308,000	Standard Chartered Bank	1/30/17	—	(600,910)
USD	4,949,828	UGX	21,140,715,000	Standard Chartered Bank	1/30/17	—	(995,949)
USD	4,949,828	UGX	21,160,514,000	Standard Chartered Bank	1/30/17	—	(1,001,517)
EUR	33,118,000	USD	36,151,278	Deutsche Bank AG	2/1/17	359,006	—
EUR	24,908,000	USD	27,183,595	Deutsche Bank AG	2/1/17	275,737	—
EUR	11,039,000	USD	12,050,062	Deutsche Bank AG	2/1/17	119,665	—
TWD	578,179,000	USD	17,936,374	Goldman Sachs International	2/2/17	403,960	—
TWD	514,440,000	USD	15,946,683	Standard Chartered Bank	2/2/17	371,794	—
USD	17,190,824	TWD	578,179,000	Goldman Sachs International	2/2/17	—	(1,149,509)
USD	15,305,703	TWD	514,440,000	Standard Chartered Bank	2/2/17	—	(1,012,774)
RON	41,895,100	EUR	9,298,657	BNP Paribas	2/3/17	—	(25,716)
RON	35,612,000	EUR	7,969,565	BNP Paribas	2/3/17	—	(94,017)
UGX	10,723,950,000	USD	3,000,000	ICBC Standard Bank plc	2/3/17	12,088	—
UGX	18,396,050,000	USD	5,161,630	ICBC Standard Bank plc	2/3/17	5,358	—
USD	1,832,941	UGX	7,790,000,000	ICBC Standard Bank plc	2/3/17	—	(355,074)
USD	2,002,111	UGX	8,535,000,000	ICBC Standard Bank plc	2/3/17	—	(395,156)
USD	3,000,000	UGX	12,795,000,000	ICBC Standard Bank plc	2/3/17	—	(593,794)
KES	1,724,419,000	USD	16,298,856	Citibank, N.A.	2/6/17	378,721	—
RUB	1,296,460,000	USD	20,201,948	BNP Paribas	2/6/17	—	(224,065)

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
RUB	5,584,023,500	USD	86,513,649	BNP Paribas	2/6/17	$—	$(466,284)
RUB	2,654,585,631	USD	41,684,696	Citibank, N.A.	2/6/17	—	(778,689)
RUB	1,578,340,000	USD	24,643,657	Goldman Sachs International	2/6/17	—	(322,127)
USD	107,229,484	RUB	6,921,127,031	BNP Paribas	2/6/17	577,936	—
USD	87,682,425	RUB	5,583,836,000	Citibank, N.A.	2/6/17	1,637,948	—
EUR	27,033,890	USD	29,606,165	Standard Chartered Bank	2/8/17	206,372	—
USD	59,012,122	EUR	53,933,230	Standard Chartered Bank	2/8/17	—	(464,572)
USD	60,337,361	EUR	55,172,397	Standard Chartered Bank	2/8/17	—	(505,866)
TWD	378,635,000	USD	11,736,981	BNP Paribas	2/10/17	276,043	—
TWD	68,635,000	USD	2,074,317	BNP Paribas	2/10/17	103,279	—
TWD	428,632,000	USD	13,286,795	Goldman Sachs International	2/10/17	312,494	—
TWD	68,495,000	USD	2,071,839	Goldman Sachs International	2/10/17	101,315	—
USD	13,407,776	TWD	447,270,000	BNP Paribas	2/10/17	—	(782,844)
USD	14,897,869	TWD	497,127,000	Goldman Sachs International	2/10/17	—	(874,573)
USD	11,902,976	EUR	10,834,677	Deutsche Bank AG	2/15/17	—	(49,170)
USD	8,214,228	EUR	7,481,968	Standard Chartered Bank	2/15/17	—	(39,416)
USD	14,789,393	CNH	101,507,000	Citibank, N.A.	2/16/17	—	(68,304)
USD	29,149,468	CNH	200,063,000	Standard Chartered Bank	2/16/17	—	(133,985)
TWD	453,919,000	USD	14,083,742	BNP Paribas	2/24/17	322,865	—
TWD	467,365,000	USD	14,546,063	Citibank, N.A.	2/24/17	287,297	—
USD	13,523,581	TWD	453,919,000	BNP Paribas	2/24/17	—	(883,026)
USD	13,145,425	TWD	441,029,000	Citibank, N.A.	2/24/17	—	(852,076)
USD	799,417	TWD	26,336,000	Deutsche Bank AG	2/24/17	—	(36,442)
RON	29,990,500	EUR	6,630,665	BNP Paribas	2/28/17	4,585	—
RON	88,202,116	EUR	19,541,845	BNP Paribas	2/28/17	—	(31,822)
RON	71,892,200	EUR	15,907,114	Deutsche Bank AG	3/2/17	—	(3,636)
RON	9,780,900	EUR	2,169,676	Bank of America, N.A.	3/6/17	—	(6,873)
RON	67,168,470	EUR	14,907,113	Bank of America, N.A.	3/6/17	—	(55,231)
RON	50,862,100	EUR	11,290,144	Deutsche Bank AG	3/7/17	—	(44,406)
RON	72,582,000	EUR	16,098,924	Deutsche Bank AG	3/7/17	—	(49,558)
KES	185,275,000	USD	1,758,662	ICBC Standard Bank plc	3/8/17	24,300	—
RON	103,294,000	EUR	22,900,787	BNP Paribas	3/8/17	—	(60,060)
RON	21,384,000	EUR	4,784,428	BNP Paribas	3/8/17	—	(60,455)
KES	166,253,000	USD	1,577,353	Standard Chartered Bank	3/9/17	22,288	—
KES	271,165,000	USD	2,570,284	Citibank, N.A.	3/13/17	37,063	—
USD	37,105,955	CNH	250,660,000	BNP Paribas	3/13/17	478,844	—
USD	43,166,246	SGD	58,136,300	Goldman Sachs International	3/13/17	1,351,575	—
USD	15,369,394	CNH	101,438,000	Goldman Sachs International	3/15/17	549,014	—
USD	22,245,744	CNH	146,736,000	Standard Chartered Bank	3/15/17	807,199	—
USD	25,000,000	OMR	9,685,000	Standard Chartered Bank	3/20/17	—	(28,783)
USD	16,952,662	CNH	111,913,000	Citibank, N.A.	3/22/17	609,623	—
USD	13,545,675	CNH	89,266,000	Goldman Sachs International	3/22/17	509,855	—
USD	20,309,267	CNH	133,899,000	Standard Chartered Bank	3/22/17	755,537	—
USD	10,305,860	SGD	14,017,000	Goldman Sachs International	3/30/17	223,033	—
USD	25,475,998	SGD	34,655,000	Standard Chartered Bank	3/30/17	547,670	—
USD	17,213,489	BRL	67,890,000	Bank of America, N.A.	4/5/17	—	(3,132,773)
USD	27,613,137	BRL	95,734,745	Citibank, N.A.	4/5/17	—	(1,078,043)

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	26,570,048	BRL	93,500,000	Citibank, N.A.	4/5/17	$—	$(1,451,390)
USD	124,492,511	BRL	501,107,255	Citibank, N.A.	4/5/17	—	(25,686,593)
USD	42,068,341	SGD	57,976,484	Standard Chartered Bank	4/13/17	360,572	—
USD	22,668,822	SGD	31,555,000	Goldman Sachs International	4/27/17	—	(33,544)
USD	47,110,275	SGD	65,568,080	Standard Chartered Bank	4/27/17	—	(62,932)
RON	33,430,000	EUR	7,386,376	BNP Paribas	5/17/17	—	(8,844)
RON	38,910,000	EUR	8,565,768	JPMorgan Chase Bank, N.A.	5/17/17	24,509	—
CNH	145,594,000	USD	21,363,756	Standard Chartered Bank	5/18/17	—	(180,499)
USD	21,740,182	CNH	145,594,000	Standard Chartered Bank	5/18/17	556,925	—
USD	17,562,100	OMR	6,858,000	Deutsche Bank AG	5/31/17	—	(89,990)
USD	25,000,000	OMR	9,788,750	Standard Chartered Bank	6/5/17	—	(187,741)
USD	50,000,000	OMR	19,600,000	Standard Chartered Bank	6/5/17	—	(433,377)
CNH	207,000,000	USD	30,636,257	BNP Paribas	6/13/17	—	(563,287)
USD	37,097,992	CNH	250,660,000	BNP Paribas	6/13/17	682,095	—
USD	15,154,536	CNH	101,720,400	Citibank, N.A.	6/13/17	376,592	—
USD	14,713,113	CNH	98,750,000	Goldman Sachs International	6/13/17	366,708	—
USD	6,851,526	THB	244,668,000	BNP Paribas	6/19/17	—	(128,667)
THB	443,331,000	USD	12,765,073	Deutsche Bank AG	7/25/17	—	(119,609)
USD	20,138,138	THB	708,459,707	Deutsche Bank AG	7/25/17	—	(69,791)
USD	11,392,482	THB	401,585,000	Standard Chartered Bank	7/25/17	—	(62,229)
THB	117,100,000	USD	3,324,815	Standard Chartered Bank	8/3/17	15,160	—
USD	5,626,118	THB	197,533,000	Deutsche Bank AG	8/3/17	—	(8,002)
USD	6,595,843	THB	231,646,000	Standard Chartered Bank	8/3/17	—	(11,262)
USD	24,589,059	OMR	9,663,500	Standard Chartered Bank	8/14/17	—	(161,141)
USD	24,676,209	OMR	9,697,750	Standard Chartered Bank	8/14/17	—	(161,712)
USD	39,438,168	OMR	15,499,200	Standard Chartered Bank	8/14/17	—	(258,452)
USD	25,689,453	OMR	10,079,000	BNP Paribas	8/21/17	—	(109,844)
USD	18,670,836	CNH	126,717,100	Nomura International PLC	8/22/17	333,834	—
USD	12,050,294	CNH	81,942,000	Nomura International PLC	8/22/17	192,615	—
USD	18,661,608	CNH	126,895,200	Standard Chartered Bank	8/22/17	298,832	—
USD	6,025,396	THB	210,075,416	Australia and New Zealand Banking Group Limited	9/12/17	34,465	—
USD	5,977,642	THB	210,263,560	Australia and New Zealand Banking Group Limited	9/12/17	—	(18,654)
USD	10,544,971	THB	366,648,653	Deutsche Bank AG	9/12/17	88,884	—
USD	9,032,943	THB	314,798,076	Deutsche Bank AG	9/12/17	55,531	—
USD	6,029,447	THB	209,529,312	Deutsche Bank AG	9/12/17	54,090	—
USD	11,996,251	THB	420,468,584	Deutsche Bank AG	9/12/17	5,327	—
USD	4,490,057	THB	157,443,860	Deutsche Bank AG	9/12/17	73	—
USD	2,996,303	THB	105,260,112	Goldman Sachs International	9/12/17	—	(5,505)
CNH	35,000,000	USD	5,060,363	Deutsche Bank AG	9/22/17	—	(4,205)
CNH	42,496,000	USD	6,174,052	Deutsche Bank AG	9/22/17	—	(35,010)
CNH	53,483,000	USD	7,730,992	Standard Chartered Bank	9/22/17	—	(4,749)
CNH	45,000,000	USD	6,537,847	Standard Chartered Bank	9/22/17	—	(37,072)
USD	52,626,546	CNH	360,323,436	Deutsche Bank AG	9/22/17	573,627	—
USD	24,557,475	CNH	168,157,312	Standard Chartered Bank	9/22/17	265,192	—
USD	34,654,859	AED	129,626,500	Standard Chartered Bank	2/5/18	—	(494,501)

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	47,464,781	AED	177,898,000	Standard Chartered Bank	2/8/18	$—	$(772,572)
USD	58,381,943	AED	218,729,683	Standard Chartered Bank	2/8/18	—	(926,992)
USD	3,836,471	AED	14,203,000	Standard Chartered Bank	5/17/18	—	(11,450)
USD	4,777,660	OMR	1,935,000	Standard Chartered Bank	5/21/18	—	(34,683)
USD	4,706,167	OMR	1,946,000	Deutsche Bank AG	8/20/18	—	(84,520)
USD	6,711,914	OMR	2,769,000	BNP Paribas	9/4/18	—	(93,484)
USD	4,391,131	OMR	1,812,000	BNP Paribas	9/17/18	—	(55,817)
USD	11,566,913	AED	43,000,000	Standard Chartered Bank	9/26/18	—	(69,568)

						$80,038,669	$(92,894,566)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures(1)
High Grade Copper	198	Short	Dec-16	$(10,339,401)	$(10,914,750)	$(575,349)
High Grade Copper	240	Short	Mar-17	(12,545,250)	(13,293,000)	(747,750)
WTI Crude Oil	938	Short	Nov-16	(47,668,269)	(43,954,680)	3,713,589
WTI Crude Oil	1,086	Short	Jan-17	(56,345,788)	(52,182,300)	4,163,488
WTI Crude Oil	1,069	Short	Jan-17	(53,506,892)	(51,365,450)	2,141,442

Equity Futures
E-mini S&P 500 Index	358	Short	Dec-16	(37,870,265)	(37,949,790)	(79,525)
TOPIX Index	46	Short	Dec-16	(5,853,848)	(6,103,368)	(249,520)

Interest Rate Futures
Euro-Bobl	701	Short	Dec-16	(101,492,381)	(100,892,153)	600,228
Euro-Bund	231	Short	Dec-16	(41,881,324)	(41,123,119)	758,205
IMM 10-Year Interest Rate Swap	42	Long	Dec-16	4,138,768	4,195,942	57,174
Japan 10-Year Bond	115	Short	Dec-16	(166,457,729)	(166,364,547)	93,182
U.S. 2-Year Treasury Note	503	Short	Dec-16	(109,874,062)	(109,724,734)	149,328
U.S. 5-Year Deliverable Interest Rate Swap	2,314	Short	Dec-16	(234,181,790)	(232,773,937)	1,407,853
U.S. 5-Year Treasury Note	898	Short	Dec-16	(109,099,985)	(108,475,594)	624,391
U.S. 10-Year Deliverable Interest Rate Swap	2,895	Short	Dec-16	(293,200,361)	(289,771,406)	3,428,955
U.S. 10-Year Treasury Note	77	Short	Dec-16	(10,106,250)	(9,981,125)	125,125

						$15,610,816

(1)	Positions are held by a wholly-owned subsidiary (see Note 1).

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

WTI:  West Texas Intermediate

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.(1)	BRL	46,984	Pays	Brazil CETIP Interbank Deposit Rate	11.92%		1/2/19	$112,060
CME Group, Inc.(1)	BRL	63,192	Pays	Brazil CETIP Interbank Deposit Rate	11.91		1/2/19	143,338
CME Group, Inc.(1)	BRL	158,953	Pays	Brazil CETIP Interbank Deposit Rate	11.86		1/2/19	306,670
CME Group, Inc.(1)	BRL	236,243	Pays	Brazil CETIP Interbank Deposit Rate	11.78		1/2/19	369,905
CME Group, Inc.(1)	BRL	277,661	Pays	Brazil CETIP Interbank Deposit Rate	12.00		1/2/19	805,398
CME Group, Inc.(1)	BRL	357,334	Pays	Brazil CETIP Interbank Deposit Rate	11.77		1/2/19	462,010
CME Group, Inc.(1)	BRL	14,791	Receives	Brazil CETIP Interbank Deposit Rate	11.94		1/2/23	(247,686)
CME Group, Inc.(1)	BRL	19,830	Receives	Brazil CETIP Interbank Deposit Rate	11.93		1/2/23	(326,952)
CME Group, Inc.(1)	BRL	49,826	Receives	Brazil CETIP Interbank Deposit Rate	11.84		1/2/23	(724,534)
CME Group, Inc.(1)	BRL	74,968	Receives	Brazil CETIP Interbank Deposit Rate	11.84		1/2/23	(1,106,691)
CME Group, Inc.(1)	BRL	87,798	Receives	Brazil CETIP Interbank Deposit Rate	12.02		1/2/23	(1,620,881)
CME Group, Inc.(1)	BRL	112,105	Receives	Brazil CETIP Interbank Deposit Rate	11.70		1/2/23	(1,291,006)
CME Group, Inc.	MXN	680,400	Pays	Mexico Interbank TIIE 28 Day	6.09		6/30/26	(1,090,412)
CME Group, Inc.	MXN	1,218,700	Pays	Mexico Interbank TIIE 28 Day	6.13		6/30/26	(1,762,884)
CME Group, Inc.	MXN	548,540	Pays	Mexico Interbank TIIE 28 Day	6.19		7/20/26	(678,151)
CME Group, Inc.(1)	USD	4,686	Receives	3-month USD-LIBOR-BBA	2.25	(2)	12/21/46	370,159
LCH.Clearnet(1)	EUR	8,456	Receives	6-month Euro Interbank Offered Rate	0.00	(2)	12/21/19	11,488
LCH.Clearnet(1)	EUR	162,438	Receives	6-month Euro Interbank Offered Rate	0.25	(2)	12/21/21	1,069,837
LCH.Clearnet(1)	EUR	23,600	Receives	6-month Euro Interbank Offered Rate	1.00	(2)	6/15/26	(470,800)
LCH.Clearnet(1)	EUR	23,600	Pays	6-month Euro Interbank Offered Rate	1.00	(2)	6/15/26	(100,956)
LCH.Clearnet(1)	EUR	67,248	Receives	6-month Euro Interbank Offered Rate	0.75	(2)	12/21/26	992,806
LCH.Clearnet	HUF	3,485,900	Receives	6-month HUF BUBOR	1.92		7/28/26	167,948
LCH.Clearnet	HUF	2,453,200	Receives	6-month HUF BUBOR	1.94		8/1/26	107,506
LCH.Clearnet	HUF	940,022	Receives	6-month HUF BUBOR	1.94		9/21/26	54,097
LCH.Clearnet	HUF	964,125	Receives	6-month HUF BUBOR	1.93		9/21/26	57,061
LCH.Clearnet	HUF	2,378,174	Receives	6-month HUF BUBOR	1.89		9/21/26	173,428
LCH.Clearnet	HUF	957,698	Receives	6-month HUF BUBOR	2.14		10/13/26	(3,592)
LCH.Clearnet	HUF	973,765	Receives	6-month HUF BUBOR	2.09		10/19/26	13,897
LCH.Clearnet	HUF	1,462,256	Receives	6-month HUF BUBOR	2.09		10/19/26	20,858
LCH.Clearnet	HUF	1,061,180	Receives	6-month HUF BUBOR	2.04		10/20/26	32,409
LCH.Clearnet	HUF	1,462,255	Receives	6-month HUF BUBOR	2.04		10/20/26	44,659
LCH.Clearnet	HUF	1,218,150	Receives	6-month HUF BUBOR	2.08		10/28/26	25,002
LCH.Clearnet	HUF	3,015,613	Receives	6-month HUF BUBOR	2.06		10/28/26	76,658
LCH.Clearnet(1)	HUF	1,825,240	Receives	6-month HUF BUBOR	2.09		11/2/26	33,813
LCH.Clearnet(1)	HUF	1,222,117	Receives	6-month HUF BUBOR	2.18		11/3/26	(14,951)
LCH.Clearnet	PLN	49,240	Pays	6-month PLN WIBOR	2.23		7/28/26	(303,619)
LCH.Clearnet	PLN	35,503	Pays	6-month PLN WIBOR	2.22		8/1/26	(225,118)
LCH.Clearnet	PLN	12,853	Pays	6-month PLN WIBOR	2.28		9/21/26	(69,689)
LCH.Clearnet	PLN	13,174	Pays	6-month PLN WIBOR	2.30		9/21/26	(65,472)
LCH.Clearnet	PLN	34,381	Pays	6-month PLN WIBOR	2.30		9/21/26	(170,867)
LCH.Clearnet	PLN	13,591	Pays	6-month PLN WIBOR	2.49		10/13/26	(11,837)
LCH.Clearnet	PLN	13,817	Pays	6-month PLN WIBOR	2.47		10/19/26	(19,147)
LCH.Clearnet	PLN	20,724	Pays	6-month PLN WIBOR	2.46		10/19/26	(33,395)
LCH.Clearnet	PLN	15,166	Pays	6-month PLN WIBOR	2.43		10/20/26	(34,845)
LCH.Clearnet	PLN	20,727	Pays	6-month PLN WIBOR	2.44		10/20/26	(41,543)

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	PLN	17,423	Pays	6-month PLN WIBOR	2.47%		10/28/26	$(25,520)
LCH.Clearnet	PLN	43,554	Pays	6-month PLN WIBOR	2.46		10/28/26	(73,617)
LCH.Clearnet	PLN	26,131	Pays	6-month PLN WIBOR	2.50		10/31/26	(21,109)
LCH.Clearnet(1)	PLN	17,422	Pays	6-month PLN WIBOR	2.56		11/2/26	9,020
LCH.Clearnet(1)	USD	44,193	Receives	3-month USD-LIBOR-BBA	1.25	(2)	12/21/18	37,808
LCH.Clearnet	USD	8,043	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	214,578
LCH.Clearnet	USD	15,300	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	398,586
LCH.Clearnet	USD	8,222	Pays	3-month USD-LIBOR-BBA	1.75		7/31/20	191,798
LCH.Clearnet	USD	10,439	Pays	3-month USD-LIBOR-BBA	1.78		7/31/20	258,897
LCH.Clearnet	USD	15,520	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	360,750
LCH.Clearnet	USD	19,400	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	450,746
LCH.Clearnet	USD	20,736	Pays	3-month USD-LIBOR-BBA	1.74		8/12/20	429,005
LCH.Clearnet	USD	22,053	Pays	3-month USD-LIBOR-BBA	1.62		8/14/20	353,779
LCH.Clearnet	USD	10,695	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	196,091
LCH.Clearnet	USD	11,461	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	210,136
LCH.Clearnet	USD	23,643	Pays	3-month USD-LIBOR-BBA	1.69		8/17/20	441,868
LCH.Clearnet	USD	40,058	Pays	3-month USD-LIBOR-BBA	1.70		8/19/20	760,237
LCH.Clearnet	USD	5,625	Pays	3-month USD-LIBOR-BBA	1.56		8/22/20	74,915
LCH.Clearnet	USD	11,489	Pays	3-month USD-LIBOR-BBA	1.56		8/22/20	155,277
LCH.Clearnet	USD	23,669	Pays	3-month USD-LIBOR-BBA	1.55		8/22/20	310,563
LCH.Clearnet	USD	38,126	Pays	3-month USD-LIBOR-BBA	1.57		9/17/20	505,252
LCH.Clearnet	USD	11,213	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	184,606
LCH.Clearnet	USD	27,660	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	454,023
LCH.Clearnet	USD	1,500	Pays	3-month USD-LIBOR-BBA	1.55		9/23/20	18,375
LCH.Clearnet	USD	1,500	Pays	3-month USD-LIBOR-BBA	1.54		9/23/20	18,153
LCH.Clearnet	USD	11,970	Pays	3-month USD-LIBOR-BBA	1.43		10/28/20	82,652
LCH.Clearnet	USD	11,970	Pays	3-month USD-LIBOR-BBA	1.42		10/28/20	81,476
LCH.Clearnet	USD	12,320	Pays	3-month USD-LIBOR-BBA	1.38		10/29/20	64,476
LCH.Clearnet	USD	20,290	Pays	3-month USD-LIBOR-BBA	1.52		11/4/20	329,267
LCH.Clearnet	USD	12,334	Pays	3-month USD-LIBOR-BBA	1.54		11/5/20	209,231
LCH.Clearnet	USD	12,334	Pays	3-month USD-LIBOR-BBA	1.53		11/5/20	205,134
LCH.Clearnet	USD	24,666	Pays	3-month USD-LIBOR-BBA	1.53		11/5/20	408,869
LCH.Clearnet	USD	11,935	Pays	3-month USD-LIBOR-BBA	1.56		11/9/20	209,049
LCH.Clearnet	USD	16,312	Pays	3-month USD-LIBOR-BBA	1.67		11/12/20	365,056
LCH.Clearnet	USD	2,546	Pays	3-month USD-LIBOR-BBA	1.12		2/23/21	(15,765)
LCH.Clearnet	USD	8,910	Pays	3-month USD-LIBOR-BBA	1.11		2/23/21	(56,352)
LCH.Clearnet	USD	8,640	Pays	3-month USD-LIBOR-BBA	1.17		2/25/21	(33,803)
LCH.Clearnet	USD	17,279	Pays	3-month USD-LIBOR-BBA	1.17		2/25/21	(69,129)
LCH.Clearnet	USD	8,650	Pays	3-month USD-LIBOR-BBA	1.15		3/3/21	(41,516)
LCH.Clearnet	USD	21,672	Pays	3-month USD-LIBOR-BBA	1.27		3/7/21	9,003
LCH.Clearnet	USD	15,042	Pays	3-month USD-LIBOR-BBA	1.10		6/21/21	(92,340)
LCH.Clearnet	USD	12,474	Pays	3-month USD-LIBOR-BBA	1.16		6/23/21	(42,677)
LCH.Clearnet	USD	8,320	Pays	3-month USD-LIBOR-BBA	1.17		6/24/21	(23,403)
LCH.Clearnet	USD	11,420	Pays	3-month USD-LIBOR-BBA	1.18		6/24/21	(27,084)
LCH.Clearnet	USD	11,418	Pays	3-month USD-LIBOR-BBA	1.21		6/27/21	(12,465)

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	11,420		Pays	3-month USD-LIBOR-BBA	1.21%		6/27/21	$(11,067)
LCH.Clearnet	USD	11,420		Pays	3-month USD-LIBOR-BBA	1.19		6/27/21	(22,268)
LCH.Clearnet	USD	12,640		Pays	3-month USD-LIBOR-BBA	0.97		6/28/21	(162,917)
LCH.Clearnet	USD	11,230		Pays	3-month USD-LIBOR-BBA	0.96		6/29/21	(145,492)
LCH.Clearnet	USD	11,419		Pays	3-month USD-LIBOR-BBA	0.96		6/29/21	(151,301)
LCH.Clearnet	USD	11,421		Pays	3-month USD-LIBOR-BBA	0.97		6/29/21	(146,006)
LCH.Clearnet	USD	42,081		Pays	3-month USD-LIBOR-BBA	1.20		9/1/21	(218,257)
LCH.Clearnet	USD	35,942		Pays	3-month USD-LIBOR-BBA	1.21		9/2/21	(164,153)
LCH.Clearnet	USD	13,918		Pays	3-month USD-LIBOR-BBA	2.10		7/27/22	623,906
LCH.Clearnet	USD	14,712		Pays	3-month USD-LIBOR-BBA	2.06		7/30/22	615,958
LCH.Clearnet	USD	5,210		Pays	3-month USD-LIBOR-BBA	1.59		4/12/26	(30,160)
LCH.Clearnet	USD	7,105		Pays	3-month USD-LIBOR-BBA	1.59		4/12/26	(41,450)
LCH.Clearnet	USD	10,016		Pays	3-month USD-LIBOR-BBA	1.68		5/6/26	78,500
LCH.Clearnet	USD	10,016		Pays	3-month USD-LIBOR-BBA	1.68		5/6/26	74,694
LCH.Clearnet	USD	10,077		Pays	3-month USD-LIBOR-BBA	1.60		5/18/26	(5,358)
LCH.Clearnet	USD	2,531		Pays	3-month USD-LIBOR-BBA	1.72		5/20/26	13,694
LCH.Clearnet	USD	5,063		Pays	3-month USD-LIBOR-BBA	1.65		5/20/26	23,735
LCH.Clearnet	USD	3,810		Pays	3-month USD-LIBOR-BBA	1.69		6/3/26	27,727
LCH.Clearnet	USD	21,123		Receives	3-month USD-LIBOR-BBA	1.30		7/13/26	649,309
LCH.Clearnet	USD	31,686		Receives	3-month USD-LIBOR-BBA	1.29		7/13/26	990,524
LCH.Clearnet	USD	23,561		Receives	3-month USD-LIBOR-BBA	1.37		7/14/26	572,774
LCH.Clearnet	USD	27,350		Receives	3-month USD-LIBOR-BBA	1.42		8/18/26	626,003
LCH.Clearnet(1)	USD	0	(3)	Receives	3-month USD-LIBOR-BBA	2.50	(2)	6/15/46	(2)
LCH.Clearnet(1)	USD	8,500		Receives	3-month USD-LIBOR-BBA	2.75	(2)	9/21/46	213,343
LCH.Clearnet(1)	USD	8,500		Pays	3-month USD-LIBOR-BBA	2.75	(2)	9/21/46	(383,808)
LCH.Clearnet(1)	USD	17,134		Receives	3-month USD-LIBOR-BBA	2.25	(2)	12/21/46	352,702

									$5,880,505

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2016.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(3)	Notional amount is less than USD 500.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	KRW	79,346,655	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.31%	10/7/21	$364,822
Bank of America, N.A.	KRW	22,972,332	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.42	10/27/21	(187)
Bank of America, N.A.	SAR	50,400	Receives	3-month Saudi Riyal Interbank Offered Rate	3.37	4/11/26	821,441
Bank of America, N.A.	SAR	18,196	Receives	3-month Saudi Riyal Interbank Offered Rate	3.43	5/10/26	310,445

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	SAR	30,566	Receives	3-month Saudi Riyal Interbank Offered Rate	3.57%	5/23/26	$433,140
BNP Paribas	KRW	50,512,545	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.31	10/7/21	229,457
Citibank, N.A.	KRW	49,657,668	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.40	10/27/21	36,982
Credit Suisse International	RUB	2,406,574	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	891,310
Credit Suisse International	RUB	802,192	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	263,417
Credit Suisse International	RUB	1,203,287	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	362,062
Credit Suisse International	RUB	786,462	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	227,298
Deutsche Bank AG	AED	40,675	Receives	3-month Emirates Interbank Offered Rate	2.74	6/27/21	(223,363)
Deutsche Bank AG	AED	40,675	Receives	3-month Emirates Interbank Offered Rate	2.76	6/27/21	(233,980)
Deutsche Bank AG	AED	40,675	Receives	3-month Emirates Interbank Offered Rate	2.80	6/27/21	(252,560)
Deutsche Bank AG	AED	40,800	Receives	3-month Emirates Interbank Offered Rate	2.40	6/28/21	(39,862)
Deutsche Bank AG	AED	40,614	Receives	3-month Emirates Interbank Offered Rate	2.39	6/29/21	(36,292)
Deutsche Bank AG	AED	44,675	Receives	3-month Emirates Interbank Offered Rate	2.37	6/29/21	(25,859)
Deutsche Bank AG	CNY	296,645	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	(96,978)
Deutsche Bank AG	CNY	220,924	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	(88,006)
Deutsche Bank AG	SAR	57,250	Receives	3-month Saudi Riyal Interbank Offered Rate	3.01	6/28/20	9,356
Deutsche Bank AG	SAR	127,720	Receives	3-month Saudi Riyal Interbank Offered Rate	3.03	8/2/20	246,734
Deutsche Bank AG	SAR	234,860	Receives	3-month Saudi Riyal Interbank Offered Rate	3.09	11/12/20	(516,252)
Deutsche Bank AG	SAR	100,651	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	2/25/21	502,403
Deutsche Bank AG	SAR	33,130	Receives	3-month Saudi Riyal Interbank Offered Rate	2.62	3/3/21	174,047
Deutsche Bank AG	SAR	83,876	Receives	3-month Saudi Riyal Interbank Offered Rate	2.76	3/7/21	302,591
Goldman Sachs International	AED	38,962	Receives	3-month Emirates Interbank Offered Rate	2.50	6/13/21	(99,671)
Goldman Sachs International	AED	38,960	Receives	3-month Emirates Interbank Offered Rate	2.51	6/15/21	(101,053)
Goldman Sachs International	AED	38,965	Receives	3-month Emirates Interbank Offered Rate	2.59	6/16/21	(143,796)
Goldman Sachs International	AED	38,965	Receives	3-month Emirates Interbank Offered Rate	2.52	6/21/21	(104,666)
Goldman Sachs International	AED	48,805	Receives	3-month Emirates Interbank Offered Rate	2.76	6/23/21	(281,314)
Goldman Sachs International	AED	32,540	Receives	3-month Emirates Interbank Offered Rate	2.80	6/27/21	(202,048)
Goldman Sachs International	AED	32,541	Receives	3-month Emirates Interbank Offered Rate	2.79	6/27/21	(197,807)
Goldman Sachs International	CNY	296,646	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	(96,978)
Goldman Sachs International	CNY	311,021	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	(88,229)
Goldman Sachs International	CNY	303,345	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	(107,545)
Goldman Sachs International	CNY	164,868	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	(66,643)
Goldman Sachs International	CNY	498,680	Pays	7-day China Fixing Repo Rates	2.37	4/15/18	(434,127)
Goldman Sachs International	CNY	296,250	Pays	7-day China Fixing Repo Rates	2.56	5/23/18	(142,239)
Goldman Sachs International	ILS	156,770	Receives	3-month Tel Aviv Interbank Offered Rate	0.73	9/1/21	(26,992)
Goldman Sachs International	ILS	137,700	Receives	3-month Tel Aviv Interbank Offered Rate	0.76	9/2/21	(80,638)
Goldman Sachs International	SAR	30,190	Receives	3-month Saudi Riyal Interbank Offered Rate	2.17	6/29/20	262,924

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	SAR	77,540	Receives	3-month Saudi Riyal Interbank Offered Rate	2.16%	8/3/20	$830,018
Goldman Sachs International	SAR	77,052	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	8/12/20	688,712
Goldman Sachs International	SAR	83,127	Receives	3-month Saudi Riyal Interbank Offered Rate	2.33	8/17/20	768,202
Goldman Sachs International	SAR	83,879	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	713,684
Goldman Sachs International	SAR	88,833	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	760,324
Goldman Sachs International	SAR	95,697	Receives	3-month Saudi Riyal Interbank Offered Rate	2.46	8/19/20	762,920
Goldman Sachs International	SAR	66,550	Receives	3-month Saudi Riyal Interbank Offered Rate	3.41	8/22/20	(106,633)
Goldman Sachs International	SAR	130,268	Receives	3-month Saudi Riyal Interbank Offered Rate	3.41	8/22/20	(208,729)
Goldman Sachs International	SAR	143,913	Receives	3-month Saudi Riyal Interbank Offered Rate	2.26	9/17/20	1,500,193
Goldman Sachs International	SAR	143,914	Receives	3-month Saudi Riyal Interbank Offered Rate	2.34	9/21/20	1,396,621
Goldman Sachs International	SAR	52,237	Receives	3-month Saudi Riyal Interbank Offered Rate	2.23	9/28/20	570,104
Goldman Sachs International	SAR	46,500	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	10/29/20	466,097
Goldman Sachs International	SAR	79,560	Receives	3-month Saudi Riyal Interbank Offered Rate	2.54	11/4/20	235,904
Goldman Sachs International	SAR	47,730	Receives	3-month Saudi Riyal Interbank Offered Rate	2.58	11/5/20	112,553
Goldman Sachs International	SAR	95,490	Receives	3-month Saudi Riyal Interbank Offered Rate	2.56	11/5/20	249,507
Goldman Sachs International	SAR	41,938	Receives	3-month Saudi Riyal Interbank Offered Rate	2.65	2/23/21	203,477
Goldman Sachs International	SAR	56,075	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	7/27/22	792,899
Goldman Sachs International	SAR	55,883	Receives	3-month Saudi Riyal Interbank Offered Rate	2.61	7/30/22	817,427
Goldman Sachs International	SAR	79,680	Receives	3-month Saudi Riyal Interbank Offered Rate	3.46	5/9/26	1,295,482
Goldman Sachs International	SAR	40,596	Receives	3-month Saudi Riyal Interbank Offered Rate	3.47	5/18/26	658,819
Goldman Sachs International	SAR	15,890	Receives	3-month Saudi Riyal Interbank Offered Rate	3.71	6/6/26	179,472
Standard Chartered Bank	CNY	292,382	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	(105,239)
Standard Chartered Bank	CNY	105,517	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	(42,797)
Standard Chartered Bank	CNY	523,843	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(633,449)

							$13,656,912

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX Emerging Market Index	ICE Clear Credit	$1,000	1.00	%(1)	6/20/21	2.48%	$(61,419)	$80,958	$19,539
Mexico	ICE Clear Credit	10,437	1.00	(1)	12/20/21	1.55	(262,797)	329,606	66,809
South Africa	ICE Clear Credit	4,600	1.00	(1)	6/20/17	0.37	23,794	19,401	43,195
Turkey	ICE Clear Credit	2,160	1.00	(1)	6/20/20	1.93	(66,358)	98,078	31,720

Total		$18,197					$(366,780)	$528,043	$161,263

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)

Colombia	ICE Clear Credit	$20,284	1.00	%(1)	6/20/21	$484,186	$(1,144,088)	$(659,902)
Colombia	ICE Clear Credit	8,120	1.00	(1)	6/20/21	193,827	(460,766)	(266,939)
Colombia	ICE Clear Credit	8,130	1.00	(1)	6/20/21	194,074	(474,516)	(280,442)
Colombia	ICE Clear Credit	6,098	1.00	(1)	6/20/21	145,556	(350,955)	(205,399)
Colombia	ICE Clear Credit	6,098	1.00	(1)	6/20/21	145,731	(328,322)	(182,591)
Italy	ICE Clear Credit	66,170	1.00	(1)	12/20/21	1,442,330	(1,259,858)	182,472
Italy	ICE Clear Credit	59,608	1.00	(1)	12/20/21	1,299,296	(1,191,358)	107,938
Italy	ICE Clear Credit	21,410	1.00	(1)	12/20/21	466,681	(407,186)	59,495
Mexico	ICE Clear Credit	16,230	1.00	(1)	6/20/21	261,276	(533,135)	(271,859)
Mexico	ICE Clear Credit	10,140	1.00	(1)	6/20/21	163,237	(355,840)	(192,603)
Mexico	ICE Clear Credit	10,140	1.00	(1)	6/20/21	163,237	(340,930)	(177,693)
South Africa	ICE Clear Credit	3,910	1.00	(1)	12/20/19	63,910	(74,685)	(10,775)
South Africa	ICE Clear Credit	4,600	1.00	(1)	3/20/20	96,896	(100,137)	(3,241)
South Africa	ICE Clear Credit	5,300	1.00	(1)	3/20/20	111,641	(111,785)	(144)
South Africa	ICE Clear Credit	5,000	1.00	(1)	6/20/20	131,377	(120,059)	11,318

Total						$5,363,255	$(7,253,620)	$(1,890,365)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Mexico	Barclays Bank PLC	$75,170	1.00	%(1)	12/20/21	1.52%	$(1,810,645)	$2,351,300	$540,655
Mexico	BNP Paribas	62,860	1.00	(1)	12/20/21	1.52	(1,514,130)	1,970,452	456,322
Mexico	BNP Paribas	7,067	1.00	(1)	12/20/21	1.52	(170,225)	219,380	49,155
Mexico	BNP Paribas	5,368	1.00	(1)	12/20/21	1.52	(129,301)	166,707	37,406
Mexico	Citibank, N.A.	5,266	1.00	(1)	12/20/21	1.52	(126,841)	158,611	31,770
Philippines	Barclays Bank PLC	13,320	1.00	(1)	12/20/21	1.13	(71,866)	102,555	30,689
Philippines	BNP Paribas	14,890	1.00	(1)	12/20/21	1.13	(80,366)	135,743	55,377
Philippines	BNP Paribas	14,900	1.00	(1)	12/20/21	1.13	(80,420)	118,059	37,639

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation
Philippines	BNP Paribas	$11,170	1.00	%(1)	12/20/21	1.13%	$(60,288)	$88,709	$28,421
Philippines	Goldman Sachs International	5,294	1.00	(1)	12/20/21	1.13	(28,574)	35,658	7,084
Philippines	HSBC Bank USA, N.A.	40,027	1.00	(1)	12/20/21	1.13	(216,039)	307,908	91,869
Philippines	JPMorgan Chase Bank, N.A.	9,308	1.00	(1)	12/20/21	1.13	(50,238)	78,188	27,950
Poland	Barclays Bank PLC	10,720	1.00	(1)	6/20/21	0.66	176,074	23,716	199,790
Poland	BNP Paribas	11,790	1.00	(1)	6/20/21	0.66	193,659	22,827	216,486
Saudi Arabia	Barclays Bank PLC	5,306	1.00	(1)	12/20/20	1.15	(25,030)	102,630	77,600
Saudi Arabia	Barclays Bank PLC	5,200	1.00	(1)	12/20/20	1.15	(24,530)	100,698	76,168
Saudi Arabia	Barclays Bank PLC	2,530	1.00	(1)	6/20/21	1.25	(24,727)	57,122	32,395
Saudi Arabia	Citibank, N.A.	15,400	1.00	(1)	12/20/20	1.15	(72,647)	297,943	225,296
Saudi Arabia	Citibank, N.A.	5,700	1.00	(1)	12/20/20	1.15	(26,889)	110,151	83,262
Saudi Arabia	Citibank, N.A.	3,910	1.00	(1)	12/20/20	1.15	(18,445)	84,389	65,944
Saudi Arabia	Citibank, N.A.	3,902	1.00	(1)	12/20/20	1.15	(18,405)	78,291	59,886
Saudi Arabia	Citibank, N.A.	9,930	1.00	(1)	6/20/21	1.25	(97,049)	233,136	136,087
Saudi Arabia	Citibank, N.A.	3,980	1.00	(1)	6/20/21	1.25	(38,898)	91,834	52,936
Saudi Arabia	Citibank, N.A.	3,970	1.00	(1)	6/20/21	1.25	(38,800)	91,682	52,882
Saudi Arabia	Deutsche Bank AG	3,880	1.00	(1)	12/20/20	1.15	(18,303)	74,928	56,625
Saudi Arabia	Goldman Sachs International	10,277	1.00	(1)	6/20/21	1.25	(100,441)	245,991	145,550
Saudi Arabia	Goldman Sachs International	4,010	1.00	(1)	6/20/21	1.25	(39,191)	92,490	53,299
Saudi Arabia	HSBC Bank USA, N.A.	5,350	1.00	(1)	12/20/20	1.15	(25,238)	109,415	84,177
Saudi Arabia	JPMorgan Chase Bank, N.A.	3,930	1.00	(1)	6/20/21	1.25	(38,409)	92,438	54,029
Saudi Arabia	Nomura International PLC	10,970	1.00	(1)	6/20/21	1.25	(107,214)	262,230	155,016
Slovenia	Barclays Bank PLC	10,000	1.00	(1)	3/20/20	0.67	120,787	111,102	231,889
Slovenia	BNP Paribas	10,000	1.00	(1)	3/20/20	0.67	120,787	54,714	175,501
South Africa	Bank of America, N.A.	29,280	1.00	(1)	9/20/17	0.49	166,710	66,668	233,378
South Africa	Bank of America, N.A.	19,900	1.00	(1)	9/20/17	0.49	113,304	115,412	228,716
South Africa	Bank of America, N.A.	20,830	1.00	(1)	9/20/17	0.49	118,599	62,994	181,593
South Africa	Bank of America, N.A.	16,100	1.00	(1)	9/20/17	0.49	91,668	43,400	135,068
South Africa	Barclays Bank PLC	4,000	1.00	(1)	6/20/17	0.40	19,891	17,102	36,993
South Africa	Barclays Bank PLC	11,400	1.00	(1)	9/20/17	0.49	64,908	51,284	116,192
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/17	0.49	51,698	38,092	89,790
South Africa	BNP Paribas	19,000	1.00	(1)	9/20/17	0.49	108,180	88,579	196,759
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/17	0.49	95,824	66,384	162,208
South Africa	BNP Paribas	9,200	1.00	(1)	9/20/17	0.49	52,382	49,630	102,012
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/17	0.49	56,937	62,838	119,775
South Africa	Deutsche Bank AG	16,940	1.00	(1)	9/20/17	0.49	96,451	109,125	205,576
South Africa	Deutsche Bank AG	15,200	1.00	(1)	9/20/17	0.49	86,544	88,154	174,698
South Africa	Deutsche Bank AG	9,200	1.00	(1)	9/20/17	0.49	52,382	41,387	93,769
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/17	0.49	60,865	65,422	126,287
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/17	0.54	51,362	43,129	94,491
South Africa	HSBC Bank USA, N.A.	9,200	1.00	(1)	9/20/17	0.49	52,382	57,053	109,435
South Africa	HSBC Bank USA, N.A.	9,146	1.00	(1)	9/20/17	0.49	52,074	41,145	93,219
South Africa	HSBC Bank USA, N.A.	7,300	1.00	(1)	12/20/17	0.54	46,739	40,789	87,528

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation
South Africa	JPMorgan Chase Bank, N.A.	$9,200	1.00	%(1)	9/20/17	0.49%	$52,382	$48,136	$100,518
South Africa	Morgan Stanley & Co. International PLC	4,400	1.00	(1)	6/20/17	0.40	21,880	18,302	40,182
South Africa	Morgan Stanley & Co. International PLC	9,200	1.00	(1)	9/20/17	0.49	52,382	47,389	99,771
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/17	0.49	50,674	30,748	81,422
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/17	0.49	22,775	10,808	33,583
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/17	0.54	45,254	38,746	84,000
Turkey	Bank of America, N.A.	94,932	1.00	(1)	12/20/17	0.69	450,327	511,114	961,441
Turkey	Barclays Bank PLC	23,500	1.00	(1)	6/20/20	1.93	(735,675)	1,057,979	322,304
Turkey	BNP Paribas	10,000	1.00	(1)	6/20/20	1.93	(313,053)	399,132	86,079
Turkey	BNP Paribas	32,300	1.00	(1)	9/20/20	2.02	(1,185,615)	1,938,267	752,652
Turkey	Deutsche Bank AG	20,000	1.00	(1)	12/20/17	0.69	94,873	107,680	202,553
Turkey	Goldman Sachs International	25,000	1.00	(1)	6/20/20	1.93	(782,633)	986,270	203,637
Turkey	Goldman Sachs International	10,000	1.00	(1)	6/20/20	1.93	(313,053)	428,288	115,235
Turkey	JPMorgan Chase Bank, N.A.	2,710	1.00	(1)	6/20/20	1.93	(84,838)	123,936	39,098
Turkey	Nomura International PLC	6,900	1.00	(1)	6/20/20	1.93	(216,007)	280,403	64,396

Total		$924,823					$(5,843,269)	$15,246,782	$9,403,513

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$4,574	1.00	%(1)	6/20/18	$(44,101)	$(8,587)	$(52,688)
Bulgaria	BNP Paribas	6,320	1.00	(1)	9/20/18	(64,626)	(22,572)	(87,198)
China	Bank of America, N.A.	22,200	1.00	(1)	3/20/17	(94,942)	(50,482)	(145,424)
China	Barclays Bank PLC	37,413	1.00	(1)	3/20/17	(160,003)	(77,421)	(237,424)
China	Deutsche Bank AG	13,655	1.00	(1)	3/20/17	(58,398)	(26,855)	(85,253)
China	Deutsche Bank AG	15,969	1.00	(1)	3/20/17	(68,294)	(31,406)	(99,700)
Croatia	Barclays Bank PLC	4,520	1.00	(1)	3/20/20	50,983	(220,560)	(169,577)
Croatia	Barclays Bank PLC	4,520	1.00	(1)	3/20/20	50,983	(220,821)	(169,838)
Croatia	Barclays Bank PLC	4,520	1.00	(1)	3/20/20	50,983	(226,962)	(175,979)
Croatia	Barclays Bank PLC	9,040	1.00	(1)	3/20/20	101,965	(440,735)	(338,770)
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	(15,845)	(30,546)	(46,391)
Croatia	BNP Paribas	8,480	1.00	(1)	6/20/18	(59,230)	(220,196)	(279,426)
Croatia	BNP Paribas	1,500	1.00	(1)	3/20/20	16,919	(83,915)	(66,996)
Croatia	BNP Paribas	2,340	1.00	(1)	3/20/20	26,394	(117,244)	(90,850)
Croatia	BNP Paribas	2,760	1.00	(1)	3/20/20	31,131	(132,879)	(101,748)
Croatia	BNP Paribas	6,250	1.00	(1)	3/20/20	70,496	(349,165)	(278,669)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	(11,884)	(22,635)	(34,519)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	(39,613)	(77,198)	(116,811)

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Croatia	Citibank, N.A.	$3,070	1.00	%(1)	3/20/18	$(22,892)	$(56,265)	$(79,157)
Croatia	Citibank, N.A.	4,050	1.00	(1)	3/20/18	(30,200)	(74,211)	(104,411)
Croatia	Citibank, N.A.	4,287	1.00	(1)	3/20/18	(31,967)	(109,205)	(141,172)
Croatia	Citibank, N.A.	2,670	1.00	(1)	6/20/18	(18,649)	(82,124)	(100,773)
Croatia	Citibank, N.A.	13,270	1.00	(1)	6/20/18	(92,687)	(403,009)	(495,696)
Croatia	Citibank, N.A.	1,660	1.00	(1)	3/20/20	18,724	(80,597)	(61,873)
Croatia	Citibank, N.A.	4,260	1.00	(1)	3/20/20	48,050	(216,188)	(168,138)
Croatia	Citibank, N.A.	10,000	1.00	(1)	3/20/20	112,793	(532,745)	(419,952)
Croatia	Citibank, N.A.	167	1.00	(1)	6/20/20	2,739	(8,765)	(6,026)
Croatia	Citibank, N.A.	1,000	1.00	(1)	6/20/20	16,378	(53,673)	(37,295)
Croatia	Deutsche Bank AG	410	1.00	(1)	12/20/17	(3,248)	(6,442)	(9,690)
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	(15,845)	(30,261)	(46,106)
Croatia	Goldman Sachs International	2,900	1.00	(1)	3/20/19	(8,676)	(99,794)	(108,470)
Croatia	Goldman Sachs International	2,210	1.00	(1)	3/20/20	24,927	(110,731)	(85,804)
Croatia	Goldman Sachs International	3,410	1.00	(1)	3/20/20	38,462	(171,029)	(132,567)
Croatia	Goldman Sachs International	1,700	1.00	(1)	6/20/20	27,843	(91,550)	(63,707)
Croatia	HSBC Bank USA, N.A.	6,508	1.00	(1)	3/20/18	(48,528)	(165,781)	(214,309)
Croatia	JPMorgan Chase Bank, N.A.	2,967	1.00	(1)	6/20/18	(20,724)	(91,334)	(112,058)
Croatia	Morgan Stanley & Co. International PLC	1,611	1.00	(1)	12/20/16	(3,392)	(3,052)	(6,444)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	(10,973)	(20,272)	(31,245)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00	(1)	12/20/17	(12,637)	(24,964)	(37,601)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	(19,807)	(38,351)	(58,158)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	(19,807)	(39,093)	(58,900)
Croatia	Morgan Stanley & Co. International PLC	3,082	1.00	(1)	3/20/18	(22,981)	(79,265)	(102,246)
Croatia	Morgan Stanley & Co. International PLC	2,816	1.00	(1)	6/20/18	(19,669)	(90,473)	(110,142)
Croatia	Morgan Stanley & Co. International PLC	6,310	1.00	(1)	6/20/18	(44,073)	(185,666)	(229,739)
Croatia	Morgan Stanley & Co. International PLC	5,869	1.00	(1)	6/20/18	(40,993)	(193,038)	(234,031)
Croatia	Nomura International PLC	5,000	1.00	(1)	3/20/18	(37,283)	(85,681)	(122,964)
Croatia	Nomura International PLC	40,700	1.00	(1)	3/20/18	(303,486)	(747,286)	(1,050,772)
Egypt	Citibank, N.A.	4,550	1.00	(1)	6/20/20	526,719	(183,306)	343,413
Egypt	Citibank, N.A.	50	1.00	(1)	6/20/20	5,788	(2,116)	3,672
Egypt	Deutsche Bank AG	5,100	1.00	(1)	6/20/20	590,388	(182,692)	407,696
Egypt	Deutsche Bank AG	4,600	1.00	(1)	6/20/20	532,507	(186,202)	346,305
Egypt	Deutsche Bank AG	4,550	1.00	(1)	6/20/20	526,719	(184,426)	342,293
Italy	Bank of America, N.A.	11,150	1.00	(1)	12/20/21	207,639	(269,355)	(61,716)
Lebanon	Goldman Sachs International	19,400	1.00	(1)	6/20/18	808,986	(854,233)	(45,247)
Lebanon	Goldman Sachs International	7,552	5.00	(1)	12/20/18	(190,562)	181,907	(8,655)
Lebanon	Goldman Sachs International	6,999	5.00	(1)	12/20/18	(176,608)	155,925	(20,683)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	27,279	(40,379)	(13,100)
Lebanon	JPMorgan Chase Bank, N.A.	10,000	5.00	(1)	12/20/17	(276,253)	48,572	(227,681)
Malaysia	Barclays Bank PLC	13,320	1.00	(1)	12/20/21	131,659	(143,821)	(12,162)
Malaysia	BNP Paribas	14,910	1.00	(1)	12/20/21	147,375	(135,893)	11,482
Malaysia	BNP Paribas	14,900	1.00	(1)	12/20/21	147,277	(150,005)	(2,728)

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Malaysia	BNP Paribas	$11,175	1.00	%(1)	12/20/21	$110,457	$(131,332)	$(20,875)
Malaysia	Goldman Sachs International	5,482	1.00	(1)	12/20/21	54,186	(52,616)	1,570
Malaysia	HSBC Bank USA, N.A.	40,003	1.00	(1)	12/20/21	395,403	(364,954)	30,449
Malaysia	JPMorgan Chase Bank, N.A.	9,310	1.00	(1)	12/20/21	92,023	(82,638)	9,385
Mexico	Barclays Bank PLC	3,900	1.00	(1)	6/20/22	129,696	(169,520)	(39,824)
Mexico	Citibank, N.A.	4,150	1.00	(1)	6/20/22	138,010	(155,419)	(17,409)
Poland	Bank of America, N.A.	7,120	1.00	(1)	9/20/19	(139,016)	68,933	(70,083)
Poland	Barclays Bank PLC	8,680	1.00	(1)	9/20/18	(142,965)	78,386	(64,579)
Poland	Barclays Bank PLC	4,360	1.00	(1)	9/20/19	(85,128)	44,651	(40,477)
Poland	Barclays Bank PLC	15,000	1.00	(1)	9/20/19	(292,870)	153,645	(139,225)
Qatar	Bank of America, N.A.	1,710	1.00	(1)	6/20/19	(24,059)	22,678	(1,381)
Qatar	Bank of America, N.A.	1,710	1.00	(1)	6/20/19	(24,059)	21,364	(2,695)
Qatar	Barclays Bank PLC	13,218	1.00	(1)	12/20/18	(174,751)	92,460	(82,291)
Qatar	Barclays Bank PLC	3,800	1.00	(1)	3/20/19	(51,838)	27,923	(23,915)
Qatar	Barclays Bank PLC	4,850	1.00	(1)	12/20/20	(58,004)	(76,112)	(134,116)
Qatar	Barclays Bank PLC	13,690	1.00	(1)	12/20/20	(163,728)	(161,107)	(324,835)
Qatar	Barclays Bank PLC	16,420	1.00	(1)	12/20/20	(196,378)	(249,918)	(446,296)
Qatar	Barclays Bank PLC	40,936	1.00	(1)	12/20/21	(268,036)	120,090	(147,946)
Qatar	Barclays Bank PLC	3,870	1.00	(1)	9/20/22	(6,113)	26,625	20,512
Qatar	Barclays Bank PLC	15,980	1.00	(1)	9/20/23	76,597	9,493	86,090
Qatar	Barclays Bank PLC	6,400	1.00	(1)	9/20/23	30,677	21,296	51,973
Qatar	BNP Paribas	1,713	1.00	(1)	6/20/19	(24,101)	16,056	(8,045)
Qatar	Citibank, N.A.	6,450	1.00	(1)	6/20/19	(90,749)	79,130	(11,619)
Qatar	Deutsche Bank AG	1,713	1.00	(1)	6/20/19	(24,101)	15,133	(8,968)
Qatar	Deutsche Bank AG	3,920	1.00	(1)	6/20/19	(55,153)	34,630	(20,523)
Qatar	Deutsche Bank AG	3,070	1.00	(1)	6/20/21	(28,350)	(13,581)	(41,931)
Qatar	Deutsche Bank AG	3,140	1.00	(1)	6/20/21	(28,997)	(23,588)	(52,585)
Qatar	Deutsche Bank AG	6,290	1.00	(1)	6/20/21	(58,086)	(37,557)	(95,643)
Qatar	Goldman Sachs International	2,200	1.00	(1)	3/20/19	(30,012)	18,717	(11,295)
Qatar	Goldman Sachs International	4,380	1.00	(1)	3/20/19	(59,751)	31,368	(28,383)
Qatar	Goldman Sachs International	10	1.00	(1)	12/20/20	(120)	(105)	(225)
Qatar	Goldman Sachs International	1,660	1.00	(1)	12/20/20	(19,853)	(32,427)	(52,280)
Qatar	Goldman Sachs International	9,740	1.00	(1)	12/20/20	(116,487)	(129,433)	(245,920)
Qatar	Goldman Sachs International	3,700	1.00	(1)	12/20/23	23,452	(9,021)	14,431
Qatar	Goldman Sachs International	3,090	1.00	(1)	9/20/24	36,500	2,086	38,586
Qatar	JPMorgan Chase Bank, N.A.	1,830	1.00	(1)	3/20/19	(24,964)	14,694	(10,270)
Qatar	JPMorgan Chase Bank, N.A.	1,630	1.00	(1)	6/20/19	(22,934)	21,645	(1,289)
Qatar	JPMorgan Chase Bank, N.A.	2,000	1.00	(1)	6/20/19	(28,139)	17,152	(10,987)
Qatar	JPMorgan Chase Bank, N.A.	3,284	1.00	(1)	6/20/19	(46,205)	32,443	(13,762)
Qatar	Nomura International PLC	1,380	1.00	(1)	3/20/19	(18,826)	10,132	(8,694)
Qatar	Nomura International PLC	3,460	1.00	(1)	3/20/19	(47,200)	26,205	(20,995)
Qatar	Nomura International PLC	9,620	1.00	(1)	9/20/24	113,635	26,000	139,635
Qatar	UBS AG	9,246	1.00	(1)	12/20/23	58,604	(22,843)	35,761

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Serbia	Nomura International PLC	$10,000	5.00	%(1)	6/20/19	$(884,863)	$570,140	$(314,723)
South Africa	Bank of America, N.A.	6,300	1.00	(1)	12/20/19	106,963	(91,562)	15,401
South Africa	Bank of America, N.A.	5,575	1.00	(1)	9/20/20	181,691	(94,828)	86,863
South Africa	Bank of America, N.A.	16,990	1.00	(1)	12/20/20	638,847	(270,617)	368,230
South Africa	Bank of America, N.A.	5,160	1.00	(1)	12/20/20	194,023	(90,151)	103,872
South Africa	Bank of America, N.A.	29,280	1.00	(1)	9/20/22	2,440,293	(1,220,742)	1,219,551
South Africa	Bank of America, N.A.	20,830	1.00	(1)	9/20/22	1,736,042	(961,786)	774,256
South Africa	Bank of America, N.A.	16,100	1.00	(1)	9/20/22	1,341,828	(709,773)	632,055
South Africa	Bank of America, N.A.	19,900	1.00	(1)	9/20/22	1,658,532	(1,156,079)	502,453
South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	106,963	(105,843)	1,120
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	111,112	(67,570)	43,542
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	111,112	(76,957)	34,155
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	111,112	(110,090)	1,022
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	274,463	(330,109)	(55,646)
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	391,084	(364,502)	26,582
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/20	451,592	(190,586)	261,006
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/20	275,994	(123,456)	152,538
South Africa	Barclays Bank PLC	10,850	1.00	(1)	9/20/22	904,275	(541,202)	363,073
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/22	756,757	(485,775)	270,982
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/22	1,402,668	(849,009)	553,659
South Africa	BNP Paribas	10,850	1.00	(1)	9/20/22	904,275	(556,058)	348,217
South Africa	Credit Suisse International	5,100	1.00	(1)	3/20/20	113,334	(75,583)	37,751
South Africa	Credit Suisse International	4,600	1.00	(1)	3/20/20	102,223	(82,938)	19,285
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/20	137,232	(121,414)	15,818
South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/20	274,463	(322,228)	(47,765)
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/20	638,847	(287,723)	351,124
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/20	392,934	(228,568)	164,366
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/20	291,034	(137,742)	153,292
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/22	833,433	(603,235)	230,198
South Africa	Deutsche Bank AG	12,500	1.00	(1)	9/20/20	407,379	(276,171)	131,208
South Africa	Deutsche Bank AG	5,575	1.00	(1)	9/20/20	181,691	(93,971)	87,720
South Africa	Deutsche Bank AG	5,500	1.00	(1)	9/20/20	179,247	(112,596)	66,651
South Africa	Deutsche Bank AG	1,450	1.00	(1)	9/20/20	47,256	(29,713)	17,543
South Africa	Deutsche Bank AG	13,005	1.00	(1)	12/20/20	489,005	(215,078)	273,927
South Africa	Deutsche Bank AG	16,940	1.00	(1)	9/20/22	1,411,836	(982,265)	429,571
South Africa	Deutsche Bank AG	15,200	1.00	(1)	9/20/22	1,266,819	(877,594)	389,225
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/20	651,819	(292,478)	359,341
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/20	301,563	(137,508)	164,055
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/22	890,940	(600,719)	290,221
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/22	714,939	(477,906)	237,033
South Africa	HSBC Bank USA, N.A.	7,300	1.00	(1)	12/20/22	650,593	(417,633)	232,960
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00	(1)	12/20/19	88,287	(103,573)	(15,286)
South Africa	JPMorgan Chase Bank, N.A.	4,590	1.00	(1)	12/20/19	77,930	(109,720)	(31,790)

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	JPMorgan Chase Bank, N.A.	$5,100	1.00	%(1)	3/20/20	$113,334	$(74,254)	$39,080
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	3/20/20	111,112	(75,403)	35,709
South Africa	JPMorgan Chase Bank, N.A.	5,200	1.00	(1)	3/20/20	115,556	(108,370)	7,186
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/20	137,232	(117,343)	19,889
South Africa	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	6/20/20	137,232	(166,365)	(29,133)
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/22	741,756	(440,446)	301,310
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/22	333,373	(182,453)	150,920
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/22	629,917	(414,400)	215,517
Spain	Bank of America, N.A.	15,000	1.00	(1)	6/20/20	(283,630)	(130,866)	(414,496)
Spain	Bank of America, N.A.	7,500	1.00	(1)	9/20/20	(140,353)	(224,400)	(364,753)
Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	(217,793)	(46,288)	(264,081)
Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	(189,087)	(309,211)	(498,298)
Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	(138,706)	(281,019)	(419,725)
Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	(87,057)	(198,534)	(285,591)
Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	(821,110)	(1,900,855)	(2,721,965)
Spain	Citibank, N.A.	2,500	1.00	(1)	3/20/20	(47,762)	(47,733)	(95,495)
Spain	Citibank, N.A.	11,400	1.00	(1)	3/20/20	(217,793)	(105,696)	(323,489)
Spain	Citibank, N.A.	5,000	1.00	(1)	9/20/20	(93,568)	(109,929)	(203,497)
Spain	Deutsche Bank AG	9,200	1.00	(1)	3/20/20	(175,763)	(80,546)	(256,309)
Spain	Deutsche Bank AG	10,000	1.00	(1)	6/20/20	(189,087)	(194,004)	(383,091)
Spain	Deutsche Bank AG	13,950	1.00	(1)	6/20/20	(263,776)	(359,072)	(622,848)
Spain	Deutsche Bank AG	12,825	1.00	(1)	12/20/20	(237,553)	(471,622)	(709,175)
Spain	Deutsche Bank AG	23,922	1.00	(1)	12/20/20	(443,099)	(1,025,767)	(1,468,866)
Spain	Goldman Sachs International	5,000	1.00	(1)	6/20/20	(94,543)	(155,858)	(250,401)
Spain	Goldman Sachs International	8,543	1.00	(1)	9/20/20	(159,871)	(330,804)	(490,675)
Spain	JPMorgan Chase Bank, N.A.	5,000	1.00	(1)	9/20/20	(93,568)	(107,039)	(200,607)
Spain	JPMorgan Chase Bank, N.A.	15,000	1.00	(1)	9/20/20	(280,705)	(636,160)	(916,865)
Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	(104,375)	—	(104,375)
Thailand	Citibank, N.A.	3,700	0.95		9/20/19	(49,296)	—	(49,296)

Total						$22,510,081	$(31,583,632)	$(9,073,551)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2016, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $943,020,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Abbreviations:

WTI	–	West Texas Intermediate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
ALL	–	Albanian Lek
AMD	–	Armenian Dram
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
UGX	–	Ugandan Shilling
USD	–	United States Dollar
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $4,439,312,557)	$4,550,007,348
Affiliated investment, at value (identified cost, $684,549,861)	684,676,146
Cash	56,215,168
Restricted cash*	64,993,546
Foreign currency, at value (identified cost, $27,935,034)	27,807,655
Interest and dividends receivable	75,569,147
Receivable for investments sold	13,086,604
Receivable for variation margin on open futures contracts	5,023,851
Receivable for variation margin on open centrally cleared swap contracts	791,287
Receivable for open forward foreign currency exchange contracts	80,038,669
Receivable for open swap contracts	39,907,087
Receivable for closed swap contracts	95,356
Premium paid on open non-centrally cleared swap contracts	33,573,111
Tax reclaims receivable	85,014
Total assets	$5,631,869,989

Liabilities
Cash collateral due to brokers	$30,302,920
Payable for reverse repurchase agreements	986,298
Written options outstanding, at value (premiums received, $14,845,493)	14,794,622
Payable for investments purchased	8,570,945
Payable for when-issued securities	5,024,000
Payable for securities sold short, at value (proceeds, $20,068,921)	18,539,619
Payable for open forward foreign currency exchange contracts	92,894,566
Payable for open swap contracts	25,920,213
Premium received on open non-centrally cleared swap contracts	17,236,261
Payable to affiliates:
Investment adviser fee	2,420,907
Trustees’ fees	5,780
Interest payable on securities sold short	198,178
Accrued foreign capital gains taxes	1,020,785
Accrued expenses and other liabilities	1,858,390
Total liabilities	$219,773,484
Net Assets applicable to investors’ interest in Portfolio	$5,412,096,505

Sources of Net Assets
Investors’ capital	$5,280,517,318
Net unrealized appreciation	131,579,187
Total	$5,412,096,505

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest (net of foreign taxes, $1,461,708)	$245,131,774
Dividends (net of foreign taxes, $112,021)	986,490
Interest allocated from/dividends from affiliated investment	2,326,914
Expenses allocated from affiliated investment	(63,228)
Total investment income	$248,381,950

Expenses
Investment adviser fee	$25,675,145
Trustees’ fees and expenses	68,000
Custodian fee	2,783,155
Legal and accounting services	699,428
Interest expense and fees	466,866
Interest expense on securities sold short	917,344
Miscellaneous	214,755
Total expenses	$30,824,693

Net investment income	$217,557,257

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $331,444 and including a loss of $18,043,865 from precious metals)	$(59,180,844)
Investment transactions in/allocated from affiliated investment	28,331
Written options and swaptions	10,946,333
Securities sold short	(465,464)
Futures contracts	(72,482,036)
Swap contracts	(19,150,260)
Foreign currency and forward foreign currency exchange contract transactions	(100,740,732)
Non-deliverable bond forward contracts	491,435
Disposal of investments in violation of restrictions and net increase from payment by affiliate	0
Net realized loss	$(240,553,237)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $325,642 and net increase of $19,184,173 from precious metals)	$224,223,353
Investments — affiliated investment	126,285
Written options and swaptions	(4,934,949)
Securities sold short	448,793
Futures contracts	25,518,459
Swap contracts	19,526,217
Foreign currency and forward foreign currency exchange contracts	(6,005,447)
Non-deliverable bond forward contracts	878,908
Net change in unrealized appreciation (depreciation)	$259,781,619

Net realized and unrealized gain	$19,228,382

Net increase in net assets from operations	$236,785,639

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$217,557,257	$203,891,394
Net realized gain (loss) from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and disposal of investments in violation of restrictions and net increase from payment by affiliate	(240,553,237)	103,259,492
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	259,781,619	(218,254,185)
Net increase in net assets from operations	$236,785,639	$88,896,701
Capital transactions —
Contributions	$1,321,776,863	$477,420,105
Withdrawals	(898,073,764)	(415,814,534)
Net increase in net assets from capital transactions	$423,703,099	$61,605,571

Net increase in net assets	$660,488,738	$150,502,272

Net Assets
At beginning of year	$4,751,607,767	$4,601,105,495
At end of year	$5,412,096,505	$4,751,607,767

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016		2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.64%		0.67%	0.75%	0.92%	0.93%
Net investment income	4.54%		4.37%	3.92%	3.15%	4.10%
Portfolio Turnover	65%		66%	66%	56%	39%

Total Return	5.06	%(3)	1.99%	3.78%	(0.89)%	3.46%

Net assets, end of year (000’s omitted)	$5,412,097		$4,751,608	$4,601,105	$6,690,987	$7,220,340

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.11%, 0.31% and 0.30% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(3)	During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 99.9%, less than 0.05% and less than 0.05%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2016 were $60,480,108 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation. A summary of the Subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount

Total assets	$60,533,003
Total liabilities	52,895
Net assets	60,480,108
Net investment income (loss)	(384,273)
Net realized gain (loss)	(6,302,636)
Net change in unrealized appreciation (depreciation)	18,981,061
Net increase (decrease) in net assets from operations	12,294,152

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

55

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding

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Notes to Consolidated Financial Statements — continued

of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are

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adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the

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Notes to Consolidated Financial Statements — continued

Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

Q  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

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T  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $25,675,145 or 0.54% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2016, BMR reimbursed the Portfolio $19,562 for a loss on the sale of investment securities not meeting investment guidelines of the Portfolio and $7,373 for a trading error. The effect of the losses incurred and the reimbursements by BMR of such amounts had no impact on total return.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$3,052,653,913	$2,411,564,900
U.S. Government and Agency Securities	6,301,339	225,588,322

	$3,058,955,252	$2,637,153,222

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,357,955,924

Gross unrealized appreciation	$13,959,556
Gross unrealized depreciation	(82,760,051)

Net unrealized depreciation	$(68,800,495)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions, securities sold short and accrued foreign capital gains taxes at October 31, 2016 on a federal income tax basis was $12,436,742.

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5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Consolidated Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Written options and swaptions activity for the year ended October 31, 2016 was as follows:

	Numbers of Contracts	Principal Amount of Contracts (000’s omitted)	Notional Amount — Swaptions (000’s omitted)	Premiums Received

Outstanding, beginning of year	603	$579,742	$75,563	$49,378,427
Options written	—	210,180	—	5,921,905
Options terminated in closing purchase transactions	(326)	(173,230)	(75,563)	(24,898,911)
Options exercised	—	(103,529)	—	(5,329,720)
Options expired	(277)	(302,893)	—	(10,226,208)

Outstanding, end of year	—	$210,270	$—	$14,845,493

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $130,810,350. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $47,679,476 at October 31, 2016.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

61

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2016. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$8,840	$—	$7,071,423	$20,887,615	$—	$27,967,878
Net unrealized appreciation*	10,018,519	522,486	—	—	25,556,993	36,097,998
Receivable for open forward foreign currency exchange contracts	—	—	—	80,038,669	—	80,038,669
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	35,004,042	—	—	18,440,844	53,444,886

Total Asset Derivatives	$10,027,359	$35,526,528	$7,071,423	$100,926,284	$43,997,837	$197,549,431

Derivatives not subject to master netting or similar agreements	$10,027,359	$522,486	$—	$—	$25,556,993	$36,106,838

Total Asset Derivatives subject to master netting or similar agreements	$—	$35,004,042	$7,071,423	$100,926,284	$18,440,844	$161,442,593

	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$—	$—	$(14,794,622)	$—	$(14,794,622)
Net unrealized appreciation*	(1,323,099)	(2,251,588)	(329,045)	—	(12,432,047)	(16,335,779)
Payable for open forward foreign currency exchange contracts	—	—	—	(92,894,566)	—	(92,894,566)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(18,337,230)	—	—	(4,783,932)	(23,121,162)

Total Liability Derivatives	$(1,323,099)	$(20,588,818)	$(329,045)	$(107,689,188)	$(17,215,979)	$(147,146,129)

Derivatives not subject to master netting or similar agreements	$(1,323,099)	$(2,251,588)	$(329,045)	$—	$(12,432,047)	$(16,335,779)

Total Liability Derivatives subject to master netting or similar agreements	$—	$(18,337,230)	$—	$(107,689,188)	$(4,783,932)	$(130,810,350)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

62

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Australia and New Zealand Banking Group Limited	$70,857	$(70,857)	$—	$—	$—
Bank of America, N.A.	18,765,689	(5,351,167)	(13,414,522)	—	—
Barclays Bank PLC	4,551,365	(4,551,365)	—	—	—
BNP Paribas	11,500,519	(11,500,519)	—	—	—
Citibank, N.A.	7,206,661	(7,206,661)	—	—	—
Credit Suisse International	4,584,524	(811,832)	(3,772,692)	—	—
Deutsche Bank AG	31,745,266	(26,366,768)	(5,143,066)	(235,432)	—
Goldman Sachs International	38,642,823	(12,535,626)	(26,107,197)	—	—
HSBC Bank USA, N.A.	1,224,470	(636,192)	(588,278)	—	—
ICBC Standard Bank plc	41,746	(41,746)	—	—	—
JPMorgan Chase Bank, N.A.	9,535,425	(3,520,475)	—	(6,014,950)	—
Morgan Stanley & Co. International PLC	272,136	(194,332)	(77,804)	—	—
Nomura International PLC	2,463,833	(1,614,879)	(750,246)	—	98,708
Standard Chartered Bank	29,708,073	(17,839,888)	—	(11,868,185)	—
The Bank of Nova Scotia	269,681	(269,681)	—	—	—
UBS AG	859,525	—	—	—	859,525

	$161,442,593	$(92,511,988)	$(49,853,805)	$(18,118,567)	$958,233

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$(305,375)	$70,857	$234,518	$—	$—
Bank of America, N.A.	(5,351,167)	5,351,167	—	—	—
Barclays Bank PLC	(5,850,415)	4,551,365	841,532	—	(457,518)
BNP Paribas	(19,737,151)	11,500,519	5,762,439	—	(2,474,193)
Citibank, N.A.	(34,071,857)	7,206,661	26,865,196	—	—
Credit Suisse International	(811,832)	811,832	—	—	—
Deutsche Bank AG	(26,366,768)	26,366,768	—	—	—
Goldman Sachs International	(12,535,626)	12,535,626	—	—	—
HSBC Bank USA, N.A.	(636,192)	636,192	—	—	—
ICBC Standard Bank plc	(1,344,024)	41,746	1,302,278	—	—
JPMorgan Chase Bank, N.A.	(3,520,475)	3,520,475	—	—	—
Morgan Stanley & Co. International PLC	(194,332)	194,332	—	—	—
Nomura International PLC	(1,614,879)	1,614,879	—	—	—
Standard Chartered Bank	(17,839,888)	17,839,888	—	—	—
The Bank of Nova Scotia	(630,369)	269,681	—	—	(360,688)

	$(130,810,350)	$92,511,988	$35,005,963	$—	$(3,292,399)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

63

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to repurchase and reverse repurchase agreements at October 31, 2016 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate
Net realized gain (loss) —
Investment transactions	$—	$—	$(4,359,140)	$(12,759,613)	$974,269
Futures contracts	11,741,231	—	(9,465,723)	—	(74,757,544)
Written options and swaptions	—	—	2,287,150	7,939,058	720,125
Swap contracts	—	(18,858,926)	—	—	(291,334)
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	(98,328,496)	—

Non-deliverable bond forward contracts	—	—	—	—	491,435

Total	$11,741,231	$(18,858,926)	$(11,537,713)	$(103,149,051)	$(72,863,049)
Change in unrealized appreciation (depreciation) —
Investments	$(363,312)	$—	$1,136,748	$(2,876,443)	$439,451
Futures contracts	157,733	—	(1,618,411)	—	26,979,137
Written options and swaptions	—	—	(20,434)	(4,404,202)	(510,303)
Swap contracts	—	(6,746,982)	—	—	26,273,199
Foreign currency and forward foreign currency exchange contracts	—	—	—	(5,729,868)	—

Non-deliverable bond forward contracts	—	—	—	—	878,908

Total	$(205,579)	$(6,746,982)	$(502,097)	$(13,010,513)	$54,060,392

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$73,455,000	$1,734,844,000	$5,753,469,000	$1,828,000	$17,802,000	$5,735,057,000

The average principal amount of purchased currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were approximately $727,664,000 and 1,640 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

64

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

7  Reverse Repurchase Agreements

Reverse repurchase agreements outstanding as of October 31, 2016 were as follows:

Counterparty	Trade Date	Maturity Date(1)	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest	Non-U.S. Sovereign Debt Securities Pledged as Collateral

JPMorgan Chase Bank, N.A.	10/24/16	On Demand	(0.75)%	$986,298	$986,298	$1,104,253

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the year ended October 31, 2016, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $7,347,000 and 0.54%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2016. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2016.

Repurchase agreements and reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2016.

Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
JPMorgan Chase Bank, N.A.	$19,350,232	$(986,298)	$(18,363,934)	$—

	$19,350,232	$(986,298)	$(18,363,934)	$—

Counterparty	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
JPMorgan Chase Bank, N.A.	$(986,298)	$986,298	$—	$—

	$(986,298)	$986,298	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

65

Global Macro Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$3,779,643,616	$—	$3,779,643,616
Foreign Corporate Bonds	—	78,558,937	—	78,558,937
Sovereign Loans (Less Unfunded Loan Commitments)	—	16,987,425	51,877,351	68,864,776
Corporate Bonds & Notes	—	579,693	—	579,693
Collateralized Mortgage Obligations	—	36,848,227	—	36,848,227
Mortgage Pass-Throughs	—	309,997,836	—	309,997,836
U.S. Treasury Obligations	—	1,915,137	—	1,915,137
Common Stocks	61,480,911	33,336,209 **	—	94,817,120
Currency Options Purchased	—	20,887,615	—	20,887,615
Call Options Purchased	8,840	7,071,423	—	7,080,263
Short-Term Investments —
Foreign Government Securities	—	55,475,192	—	55,475,192
U.S. Treasury Obligations	—	75,988,704	—	75,988,704
Repurchase Agreements	—	19,350,232	—	19,350,232
Other	—	684,676,146	—	684,676,146

Total Investments	$61,489,751	$5,121,316,392	$51,877,351	$5,234,683,494

Forward Foreign Currency Exchange Contracts	$—	$80,038,669	$—	$80,038,669
Futures Contracts	17,262,960	—	—	17,262,960
Swap Contracts	—	77,144,487	—	77,144,487

Total	$78,752,711	$5,278,499,548	$51,877,351	$5,409,129,610
Liability Description

Currency Options Written	$—	$(14,794,622)	$—	$(14,794,622)
Securities Sold Short	—	(18,539,619)	—	(18,539,619)
Forward Foreign Currency Exchange Contracts	—	(92,894,566)	—	(92,894,566)
Futures Contracts	(1,402,624)	(249,520)	—	(1,652,144)
Swap Contracts	—	(35,943,783)	—	(35,943,783)

Total	$(1,402,624)	$(162,422,110)	$—	$(163,824,734)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

66

Global Macro Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2016, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

67

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

68

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

69

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

70

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

71

This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041      10.31.16

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 62

Federal Tax Information	19

Management and Organization	63

Important Notices	66

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 7.27%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.31% during the period.

In terms of risk factors, the Fund’s allocations to credit, interest rates and commodities made positive contributions to performance, with the credit investments producing the strongest gain. Equity exposure was the primary drag on results, and currency exposure also detracted.

Eastern Europe was the top-performing region, followed by Latin America and then the Middle East and Africa. In Eastern Europe, a loss in currencies was more than offset by gains in credit and interest rates, led by long positions in Russian interest rates and Turkish, Macedonian and Albanian credit. Credit and interest rates also drove the positive results in Latin America and the Middle East and Africa region, where a long position in Venezuelan credit and a short in Saudi Arabian interest rates were particularly helpful.

Western Europe and Asia contributed positively to Fund performance as well. In Western Europe, being long the Icelandic krona versus the euro was beneficial, as strong economic growth in Iceland and the country’s attractive yields captured investors’ attention. In Asia, positive returns from credit and currency allocations more than compensated for a loss from equities, namely long exposure to Japanese stocks.

The Dollar Bloc was the sole regional detractor, hurt by short positions in the Australian and New Zealand dollars — currencies that strengthened versus the U.S. dollar. The Australian dollar climbed in response to dovish comments from the Fed and stabilizing commodity prices. New Zealand’s relatively high interest rates spurred demand for its currency.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/31/2010	08/31/2010	7.27%	3.85%	3.22%
Class A with 4.75% Maximum Sales Charge	—	—	2.21	2.85	2.41
Class C at NAV	08/31/2010	08/31/2010	6.45	3.11	2.51
Class C with 1% Maximum Sales Charge	—	—	5.45	3.11	2.51
Class I at NAV	08/31/2010	08/31/2010	7.62	4.16	3.54
Class R at NAV	12/01/2010	08/31/2010	7.05	3.63	3.03
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.31%	0.11%	0.11%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.60%	2.30%	1.30%	1.79%
Net		1.57	2.27	1.27	1.76

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$11,653	N.A.
Class I	$250,000	08/31/2010	$309,855	N.A.
Class R	$10,000	08/31/2010	$12,023	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.
**	Net of unfunded loan commitments.

Foreign Currency Exposure (% of net assets)7

Russia	10.9%	Kenya	1.2%
Iceland	8.0	Other	4.3	*
Serbia	7.9	High Grade Copper	–1.0
Sri Lanka	7.8	South Africa	–3.2
Romania	6.0	New Zealand	–5.4
Dominican Republic	4.0	WTI Crude Oil	–5.5
India	3.9	United Arab Emirates	–6.0
Colombia	3.0	Oman	–9.8
Japan	2.5	Singapore	–14.0
Malaysia	2.0	China	–21.2
Sweden	2.0	Euro	–27.5
Australia	1.9	Total Long	69.2
Indonesia	1.9	Total Short	–93.8
Mexico	1.7	Total Net	–24.6

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,051.70	$7.99	1.55%
Class C	$1,000.00	$1,047.30	$11.58	2.25%
Class I	$1,000.00	$1,054.20	$6.45	1.25%
Class R	$1,000.00	$1,050.00	$9.02	1.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.86	1.55%
Class C	$1,000.00	$1,013.80	$11.39	2.25%
Class I	$1,000.00	$1,018.90	$6.34	1.25%
Class R	$1,000.00	$1,016.30	$8.87	1.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $1,703,313,200)	$1,770,859,297
Receivable for Fund shares sold	4,661,662
Total assets	$1,775,520,959

Liabilities
Payable for Fund shares redeemed	$4,045,488
Payable to affiliates:
Distribution and service fees	123,232
Trustees’ fees	43
Accrued expenses	425,472
Total liabilities	$4,594,235
Net Assets	$1,770,926,724

Sources of Net Assets
Paid-in capital	$1,771,706,746
Accumulated net realized loss from Portfolio	(84,308,748)
Accumulated undistributed net investment income	15,982,629
Net unrealized appreciation from Portfolio	67,546,097
Total	$1,770,926,724

Class A Shares
Net Assets	$307,915,227
Shares Outstanding	30,241,375
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.18
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.69

Class C Shares
Net Assets	$49,816,630
Shares Outstanding	4,998,267
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.97

Class I Shares
Net Assets	$1,407,915,438
Shares Outstanding	136,701,189
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.30

Class R Shares
Net Assets	$5,279,429
Shares Outstanding	524,064
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest allocated from Portfolio (net of foreign taxes, $518,027)	$96,361,418
Dividends allocated from Portfolio (net of foreign taxes, $69,998)	448,889
Expenses, excluding interest expense, allocated from Portfolio	(16,730,931)
Interest expense allocated from Portfolio	(488,189)
Total investment income from Portfolio	$79,591,187

Expenses
Distribution and service fees
Class A	$1,068,736
Class C	478,217
Class R	25,592
Trustees’ fees and expenses	501
Custodian fee	60,368
Transfer and dividend disbursing agent fees	2,032,463
Legal and accounting services	70,207
Printing and postage	166,790
Registration fees	131,187
Miscellaneous	21,578
Total expenses	$4,055,639

Net investment income	$75,535,548

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $745,022)	$(27,930,980)
Written options and swaptions	6,370,565
Securities sold short	(355,089)
Futures contracts	(19,624,733)
Swap contracts	(10,398,748)
Forward commodity contracts	(175,610)
Foreign currency and forward foreign currency exchange contract transactions	(36,227,444)
Non-deliverable bond forward contracts	229,791
Net realized loss	$(88,112,248)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $226,724)	$97,353,605
Written options and swaptions	(3,008,270)
Securities sold short	130,264
Futures contracts	7,259,280
Swap contracts	21,985,994
Forward commodity contracts	(1,315,402)
Foreign currency and forward foreign currency exchange contracts	3,772,394
Non-deliverable bond forward contracts	538,400
Net change in unrealized appreciation (depreciation)	$126,716,265

Net realized and unrealized gain	$38,604,017

Net increase in net assets from operations	$114,139,565

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$75,535,548	$72,564,002
Net realized gain (loss) from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	(88,112,248)	52,858,144
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	126,716,265	(87,737,292)
Net increase in net assets from operations	$114,139,565	$37,684,854
Distributions to shareholders —
From net investment income
Class A	$(26,221,788)	$(12,816,911)
Class C	(2,650,132)	(1,141,091)
Class I	(63,732,175)	(30,257,852)
Class R	(313,605)	(114,823)
Total distributions to shareholders	$(92,917,700)	$(44,330,677)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$111,417,405	$218,607,109
Class C	13,596,217	9,440,313
Class I	772,059,622	459,705,847
Class R	658,801	2,151,550
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	25,001,426	11,775,077
Class C	1,954,420	753,564
Class I	56,983,126	27,868,126
Class R	313,605	114,823
Cost of shares redeemed
Class A	(252,530,967)	(172,470,662)
Class C	(12,314,079)	(12,715,644)
Class I	(444,661,152)	(283,603,298)
Class R	(817,033)	(853,018)
Net increase in net assets from Fund share transactions	$271,661,391	$260,773,787

Net increase in net assets	$292,883,256	$254,127,964

Net Assets
At beginning of year	$1,478,043,468	$1,223,915,504
At end of year	$1,770,926,724	$1,478,043,468

Accumulated undistributed net investment income included in net assets
At end of year	$15,982,629	$78,767,021

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$10.100		$10.160	$9.540	$10.260	$10.050

Income (Loss) From Operations
Net investment income(1)	$0.462		$0.515	$0.407	$0.297	$0.387
Net realized and unrealized gain (loss)	0.237		(0.232)	0.213	(0.485)	0.078

Total income (loss) from operations	$0.699		$0.283	$0.620	$(0.188)	$0.465

Less Distributions
From net investment income	$(0.619)		$(0.343)	$—	$—	$(0.255)
From net realized gain	—		—	—	(0.532)	—

Total distributions	$(0.619)		$(0.343)	$—	$(0.532)	$(0.255)

Net asset value — End of year	$10.180		$10.100	$10.160	$9.540	$10.260

Total Return(2)	7.27	%(3)	2.89%	6.50%	(1.92)%	4.79%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$307,915		$427,589	$372,302	$293,691	$243,609
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.56%		1.60%	1.74%	1.94%	2.02%
Net investment income	4.69%		5.09%	4.16%	3.02%	3.87%
Portfolio Turnover of the Portfolio	97%		75%	116%	65%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.13%, 0.42% and 0.47% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$9.900		$9.930	$9.390	$10.170	$9.980

Income (Loss) From Operations
Net investment income(1)	$0.383		$0.430	$0.318	$0.231	$0.315
Net realized and unrealized gain (loss)	0.237		(0.223)	0.222	(0.479)	0.075

Total income (loss) from operations	$0.620		$0.207	$0.540	$(0.248)	$0.390

Less Distributions
From net investment income	$(0.550)		$(0.237)	$—	$—	$(0.200)
From net realized gain	—		—	—	(0.532)	—

Total distributions	$(0.550)		$(0.237)	$—	$(0.532)	$(0.200)

Net asset value — End of year	$9.970		$9.900	$9.930	$9.390	$10.170

Total Return(2)	6.45	%(3)	2.15%	5.75%	(2.56)%	4.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,817		$46,216	$48,835	$82,387	$98,230
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	2.26%		2.30%	2.47%	2.64%	2.72%
Net investment income	3.96%		4.33%	3.34%	2.37%	3.17%
Portfolio Turnover of the Portfolio	97%		75%	116%	65%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.16%, 0.42% and 0.47% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$10.210		$10.260	$9.610	$10.300	$10.090

Income (Loss) From Operations
Net investment income(1)	$0.491		$0.548	$0.432	$0.318	$0.419
Net realized and unrealized gain (loss)	0.247		(0.230)	0.218	(0.476)	0.076

Total income (loss) from operations	$0.738		$0.318	$0.650	$(0.158)	$0.495

Less Distributions
From net investment income	$(0.648)		$(0.368)	$—	$—	$(0.285)
From net realized gain	—		—	—	(0.532)	—

Total distributions	$(0.648)		$(0.368)	$—	$(0.532)	$(0.285)

Net asset value — End of year	$10.300		$10.210	$10.260	$9.610	$10.300

Total Return(2)	7.62	%(3)	3.21%	6.76%	(1.60)%	5.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,407,915		$999,152	$799,117	$825,738	$448,057
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.26%		1.30%	1.45%	1.65%	1.72%
Net investment income	4.92%		5.37%	4.40%	3.22%	4.17%
Portfolio Turnover of the Portfolio	97%		75%	116%	65%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.14%, 0.42% and 0.47% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$10.010		$10.080	$9.480	$10.220	$10.040

Income (Loss) From Operations
Net investment income(1)	$0.435		$0.481	$0.381	$0.275	$0.373
Net realized and unrealized gain (loss)	0.237		(0.228)	0.219	(0.483)	0.071

Total income (loss) from operations	$0.672		$0.253	$0.600	$(0.208)	$0.444

Less Distributions
From net investment income	$(0.612)		$(0.323)	$—	$—	$(0.264)
From net realized gain	—		—	—	(0.532)	—

Total distributions	$(0.612)		$(0.323)	$—	$(0.532)	$(0.264)

Net asset value — End of year	$10.070		$10.010	$10.080	$9.480	$10.220

Total Return(2)	7.05	%(3)	2.70%	6.22%	(2.03)%	4.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,279		$5,087	$3,661	$3,295	$2,832
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	1.76%		1.79%	1.95%	2.14%	2.22%
Net investment income	4.46%		4.80%	3.94%	2.81%	3.74%
Portfolio Turnover of the Portfolio	97%		75%	116%	65%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.14%, 0.42% and 0.47% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (78.3% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to

14

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Notes to Financial Statements — continued

shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$92,917,700	$44,330,677

During the year ended October 31, 2016, accumulated net realized loss was decreased by $28,136,321, accumulated undistributed net investment income was decreased by $45,402,240 and paid-in capital was increased by $17,265,919 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$15,982,629
Deferred capital losses	$(33,861,550)
Net unrealized appreciation	$17,098,899

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $33,861,550 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $9,481,682 are short-term and $24,379,868 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $5,286 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,288 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $1,068,736 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $358,663 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2016, the Fund paid or accrued to EVD $12,796 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $119,554 and $12,796 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $429,454,274 and $256,689,001, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	11,309,763	21,557,878
Issued to shareholders electing to receive payments of distributions in Fund shares	2,596,202	1,201,539
Redemptions	(25,995,636)	(17,061,634)

Net increase (decrease)	(12,089,671)	5,697,783

	Year Ended October 31,
Class C	2016	2015

Sales	1,396,609	951,426
Issued to shareholders electing to receive payments of distributions in Fund shares	206,162	78,009
Redemptions	(1,273,229)	(1,279,533)

Net increase (decrease)	329,542	(250,098)

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2016	2015

Sales	77,613,764	44,993,026
Issued to shareholders electing to receive payments of distributions in Fund shares	5,868,499	2,820,660
Redemptions	(44,636,785)	(27,813,790)

Net increase	38,845,478	19,999,896

	Year Ended October 31,
Class R	2016	2015

Sales	67,401	217,894
Issued to shareholders electing to receive payments of distributions in Fund shares	32,873	11,801
Redemptions	(84,250)	(85,042)

Net increase	16,024	144,653

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  For the fiscal year ended October 31, 2016, the Fund paid foreign taxes of $1,333,047 and recognized foreign source income of $50,212,666.

19

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments

Foreign Government Bonds — 72.3%

Security		Principal Amount (000’s omitted)	Value

Albania — 2.0%
Republic of Albania, 5.75%, 11/12/20(1)	EUR	36,547	$44,231,727

Total Albania			$44,231,727

Argentina — 3.1%
City of Buenos Aires, 7.50%, 6/1/27(1)	USD	28,741	$31,040,280
Province of Neuquen, 8.625%, 5/12/28(1)	USD	1,450	1,598,625
Province of Salta, 9.125%, 7/7/24(1)	USD	1,450	1,573,250
Province of Santa Fe, 6.90%, 11/1/27(1)(2)	USD	4,240	4,282,400
Provincia de Buenos Aires, 3.00% to 11/1/17, 5/1/20(1)(3)	EUR	1,480	1,588,115
Provincia de Mendoza, 8.375%, 5/19/24(1)	USD	1,443	1,504,328
Provincia del Chaco, 9.375%, 8/18/24(1)	USD	1,580	1,580,000
Provincia del Chubut, 7.75%, 7/26/26(1)	USD	1,543	1,562,287
Republic of Argentina, 0.75%, 2/22/17	USD	6,889	6,819,834
Republic of Argentina, 0.75%, 6/9/17	USD	7,210	7,046,189
Republic of Argentina, 0.75%, 9/21/17	USD	6,642	6,445,383
Republic of Argentina, 2.40%, 3/18/18	USD	4,781	4,628,161

Total Argentina			$69,668,852

Armenia — 1.3%
Republic of Armenia, 7.15%, 3/26/25(1)	USD	27,829	$29,495,957

Total Armenia			$29,495,957

Australia — 1.0%
Australia Government Bond, 3.00%, 3/21/47(1)	AUD	30,965	$22,354,774

Total Australia			$22,354,774

Barbados — 1.0%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	20,119	$17,151,447
Barbados Government International Bond, 6.625%, 12/5/35(4)	USD	3,039	2,590,748
Barbados Government International Bond, 7.00%, 8/4/22(4)	USD	2,128	2,125,340

Total Barbados			$21,867,535

Belarus — 2.0%
Republic of Belarus, 8.95%, 1/26/18(1)	USD	43,519	$46,003,326

Total Belarus			$46,003,326

Security		Principal Amount (000’s omitted)	Value

Croatia — 0.5%
Croatia, 3.00%, 3/11/25(1)	EUR	11,056	$12,394,632

Total Croatia			$12,394,632

Cyprus — 6.4%
Republic of Cyprus, 3.75%, 7/26/23(1)	EUR	41,724	$47,336,917
Republic of Cyprus, 3.875%, 5/6/22(1)	EUR	25,689	29,491,108
Republic of Cyprus, 4.25%, 11/4/25(1)	EUR	57,274	67,352,218

Total Cyprus			$144,180,243

Dominican Republic — 4.0%
Dominican Republic, 10.375%, 3/4/22(1)	DOP	210,500	$4,567,560
Dominican Republic, 10.40%, 5/10/19(1)	DOP	1,265,400	27,751,068
Dominican Republic, 13.50%, 8/4/17(1)	DOP	24,000	532,898
Dominican Republic, 14.00%, 6/8/18(1)	DOP	707,100	16,226,762
Dominican Republic, 15.00%, 4/5/19(1)	DOP	424,900	10,261,857
Dominican Republic, 15.00%, 4/5/19(4)	DOP	75,000	1,810,205
Dominican Republic, 15.95%, 6/4/21(1)	DOP	173,900	4,548,038
Dominican Republic, 16.00%, 2/10/17(1)	DOP	701,400	15,430,724
Dominican Republic, 16.00%, 7/10/20(1)	DOP	226,200	5,785,976
Dominican Republic, 16.95%, 2/4/22(1)	DOP	98,000	2,696,014

Total Dominican Republic			$89,611,102

Ecuador — 3.3%
Republic of Ecuador, 7.95%, 6/20/24(1)	USD	39,417	$37,347,607
Republic of Ecuador, 7.95%, 6/20/24(4)	USD	19,553	18,526,468
Republic of Ecuador, 10.50%, 3/24/20(1)	USD	10,412	11,036,720
Republic of Ecuador, 10.50%, 3/24/20(4)	USD	6,358	6,739,480

Total Ecuador			$73,650,275

El Salvador — 1.5%
Republic of El Salvador, 5.875%, 1/30/25(1)	USD	2,138	$2,127,310
Republic of El Salvador, 6.375%, 1/18/27(1)	USD	13,654	13,654,000
Republic of El Salvador, 7.65%, 6/15/35(1)	USD	4,978	5,185,085
Republic of El Salvador, 7.75%, 1/24/23(1)	USD	9,802	10,782,200
Republic of El Salvador, 8.25%, 4/10/32(1)	USD	2,818	3,085,343

Total El Salvador			$34,833,938

Georgia — 0.4%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	335	$139,777
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	2,500	1,061,326
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	1,969	921,031
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	650	278,754
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	2,632	1,277,976

20	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Georgia (continued)
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	8,630	$3,905,120
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	1,998	1,022,108

Total Georgia			$8,606,092

Greece — 0.4%
Hellenic Republic Government Bond, 4.75%, 4/17/19(1)(4)	EUR	9,622	$9,736,984

Total Greece			$9,736,984

Honduras — 0.4%
Honduras Government International Bond, 8.75%, 12/16/20(1)	USD	7,317	$8,324,917

Total Honduras			$8,324,917

Iceland — 4.4%
Republic of Iceland, 6.25%, 2/5/20	ISK	1,637,029	$11,397,629
Republic of Iceland, 6.50%, 1/24/31	ISK	4,008,065	39,076,496
Republic of Iceland, 7.25%, 10/26/22	ISK	1,656,565	9,905,601
Republic of Iceland, 8.00%, 6/12/25	ISK	2,975,885	26,779,020
Republic of Iceland, 8.75%, 2/26/19	ISK	2,104,092	12,255,761

Total Iceland			$99,414,507

Indonesia — 1.9%
Indonesia Government Bond, 8.25%, 5/15/36	IDR	117,512,000	$9,400,960
Indonesia Government Bond, 8.75%, 5/15/31	IDR	396,320,000	33,980,917

Total Indonesia			$43,381,877

Iraq — 1.0%
Republic of Iraq, 5.80%, 1/15/28(1)	USD	27,438	$22,184,528

Total Iraq			$22,184,528

Kenya — 1.0%
Kenya Infrastructure Bond, 11.00%, 10/12/26	KES	394,300	$3,665,671
Kenya Treasury Bond, 11.855%, 5/22/17	KES	81,200	806,787
Republic of Kenya, 5.875%, 6/24/19(1)	USD	17,554	18,232,287

Total Kenya			$22,704,745

Lebanon — 0.0%(5)
Lebanon Treasury Note, 6.18%, 1/26/17	LBP	966,230	$642,883

Total Lebanon			$642,883

Security		Principal Amount (000’s omitted)	Value

Macedonia — 4.9%
Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	22,932	$25,575,883
Republic of Macedonia, 3.975%, 7/24/21(4)	EUR	34,257	38,206,569
Republic of Macedonia, 4.875%, 12/1/20(1)	EUR	25,416	29,564,263
Republic of Macedonia, 4.875%, 12/1/20(4)	EUR	15,035	17,488,932

Total Macedonia			$110,835,647

Mongolia — 0.5%
Mongolia International Bond, 4.125%, 1/5/18(1)	USD	10,640	$10,267,600

Total Mongolia			$10,267,600

New Zealand — 1.7%
New Zealand Government Bond, 2.50%, 9/20/35(1)(6)	NZD	24,682	$19,400,849
New Zealand Government Bond, 3.00%, 9/20/30(1)(6)	NZD	23,672	19,700,682

Total New Zealand			$39,101,531

Nigeria — 0.9%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	20,850	$21,026,183

Total Nigeria			$21,026,183

Russia — 4.1%
Russia Government Bond, 8.50%, 9/17/31	RUB	5,807,116	$91,822,066

Total Russia			$91,822,066

Rwanda — 0.8%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	18,359	$18,450,795

Total Rwanda			$18,450,795

Serbia — 7.0%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	9,114,200	$82,309,996
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	357,870	3,429,333
Serbia Treasury Bond, 10.00%, 3/2/18	RSD	145,850	1,400,721
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	1,465,610	15,595,033
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	5,029,560	53,973,703
Serbia Treasury Bond, 10.00%, 10/23/24	RSD	87,500	992,986

Total Serbia			$157,701,772

Sri Lanka — 8.6%
Republic of Sri Lanka, 6.125%, 6/3/25(1)	USD	6,899	$6,942,698
Republic of Sri Lanka, 6.85%, 11/3/25(1)	USD	11,510	12,158,485
Republic of Sri Lanka, 6.85%, 11/3/25(4)	USD	1,630	1,721,836
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	4,983,550	31,888,251

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 8.00%, 11/1/19	LKR	120,000	$742,497
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	368,000	2,342,155
Sri Lanka Government Bond, 8.75%, 10/15/18	LKR	2,088,000	13,562,569
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	2,299,740	14,534,606
Sri Lanka Government Bond, 9.45%, 10/15/21	LKR	1,369,000	8,492,928
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	1,785,900	11,179,311
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	2,916,500	18,059,899
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	162,930	1,084,381
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	1,269,000	8,413,702
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	1,050,000	6,877,713
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	663,720	4,379,690
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	684,000	4,434,091
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	100,000	645,551
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	3,151,870	20,259,619
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	553,000	3,442,210
Sri Lanka Government Bond, 11.20%, 7/1/22	LKR	287,580	1,900,742
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	237,000	1,573,794
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	1,273,000	8,413,764
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	1,687,260	11,035,855

Total Sri Lanka			$194,086,347

Suriname — 1.4%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	31,100	$32,655,000

Total Suriname			$32,655,000

Tanzania — 3.1%
United Republic of Tanzania, 7.25%, 3/9/20(1)(7)	USD	67,031	$70,115,481

Total Tanzania			$70,115,481

Thailand — 1.1%
Thailand Government Bond, 1.25%, 3/12/28(1)(6)	THB	923,753	$24,802,426

Total Thailand			$24,802,426

Turkey — 1.3%
Republic of Turkey, 4.875%, 10/9/26	USD	29,845	$29,827,809

Total Turkey			$29,827,809

Zambia — 1.3%
Republic of Zambia, 5.375%, 9/20/22(1)	USD	20,088	$17,539,033
Republic of Zambia, 8.50%, 4/14/24(4)	USD	12,365	12,077,514

Total Zambia			$29,616,547

Total Foreign Government Bonds (identified cost $1,592,760,605)			$1,633,598,098

Foreign Corporate Bonds — 1.6%

Security		Principal Amount (000’s omitted)	Value

Azerbaijan — 0.5%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(7)	USD	10,300	$10,279,400

Total Azerbaijan			$10,279,400

Croatia — 0.3%
Agrokor d.d., 9.125%, 2/1/20(1)	EUR	6,019	$6,888,172

Total Croatia			$6,888,172

Georgia — 0.6%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	16,810	$7,209,873
Georgian Oil and Gas Corp. JSC, 6.75%, 4/26/21(1)	USD	6,005	6,327,769

Total Georgia			$13,537,642

Mongolia — 0.2%
Development Bank of Mongolia, LLC, 5.75%, 3/21/17(1)	USD	5,560	$5,448,800

Total Mongolia			$5,448,800

Total Foreign Corporate Bonds (identified cost $36,453,008)			$36,154,014

Sovereign Loans — 1.0%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.4%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 4.86%, Maturing August 1, 2021(8)(9)(10)		$9,700	$9,389,737

Total Ethiopia			$9,389,737

Kenya — 0.6%
Government of Kenya,Term Loan, 6.14%, Maturing October 28, 2017(9)		$14,420	$14,383,950

Total Kenya			$14,383,950

Total Sovereign Loans (identified cost $23,432,059)			$23,773,687

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Collateralized Mortgage Obligations — 0.6%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2770, (Interest Only), Class SH, 6.565%, 3/15/34(11)(12)	$2,715	$601,148
Series 3572, (Interest Only), Class JS, 6.265%, 9/15/39(11)(12)	4,600	732,056
Series 3586, (Interest Only), Class GS, 5.715%, 10/15/39(11)(12)	5,520	1,069,930

		$2,403,134

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 5.966%, 10/25/35(11)(12)	$8,446	$1,686,776
Series 2006-56, (Interest Only), Class CS, 6.676%, 7/25/36(11)(12)	3,850	860,101
Series 2006-72, (Interest Only), Class GI, 6.046%, 8/25/36(11)(12)	12,301	2,462,484
Series 2006-96, (Interest Only), Class SM, 6.716%, 10/25/36(11)(12)	8,270	1,675,701
Series 2007-36, (Interest Only), Class SG, 6.066%, 4/25/37(11)(12)	5,669	1,106,850
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(12)	1,329	65,923
Series 2010-109, (Interest Only), Class PS, 6.066%, 10/25/40(11)(12)	6,495	1,243,345
Series 2010-147, (Interest Only), Class KS, 5.416%, 1/25/41(11)(12)	5,831	991,473

		$10,092,653

Total Collateralized Mortgage Obligations (identified cost $7,706,293)		$12,495,787

Common Stocks — 2.9%

Security	Shares	Value

Canada — 0.3%
Turquoise Hill Resources, Ltd.(13)	2,063,000	$6,395,300

Total Canada		$6,395,300

Iceland — 2.0%
Eimskipafelag Islands HF	2,347,670	$6,638,254
Hagar HF	14,115,255	6,516,275
HB Grandi HF	14,033,996	3,363,973
Icelandair Group HF	41,806,480	8,981,861
Marel HF	3,355,689	7,298,862
Reginn HF(13)	14,691,738	3,208,600
Reitir Fasteignafelag HF	8,366,555	6,781,485
Siminn HF(13)	120,543,840	3,360,331

Total Iceland		$46,149,641

Security	Shares	Value

Singapore — 0.6%
Yoma Strategic Holdings, Ltd.	32,962,666	$13,960,723

Total Singapore		$13,960,723

Total Common Stocks (identified cost $63,853,807)		$66,505,664

Currency Options Purchased — 1.0%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call SEK/Put EUR	Citibank, N.A.	EUR 62,880	SEK 9.53	4/27/17	$430,035
Call SEK/Put EUR	Goldman Sachs International	EUR 58,650	SEK 9.57	11/2/16	1,223
Call SEK/Put EUR	Goldman Sachs International	EUR 23,812	SEK 9.52	11/30/16	7,293
Call SEK/Put EUR	Goldman Sachs International	EUR 30,686	SEK 9.45	4/27/17	158,592
Put CNH/Call USD	BNP Paribas	USD 97,830	CNH 6.66	11/3/16	1,748,516
Put CNH/Call USD	JPMorgan Chase Bank, N.A.	USD 80,865	CNH 6.66	11/3/16	1,474,816
Put CNH/Call USD	JPMorgan Chase Bank, N.A.	USD 104,000	CNH 6.80	1/18/17	1,041,872
Put CNH/Call USD	JPMorgan Chase Bank, N.A.	USD 119,270	CNH 6.74	3/7/17	2,486,302
Put CNH/Call USD	Standard Chartered Bank	USD 55,705	CNH 6.68	11/2/16	811,120
Put CNH/Call USD	Standard Chartered Bank	USD 89,000	CNH 6.82	4/19/17	1,578,237
Put CNH/Call USD	Standard Chartered Bank	USD 27,427	CNH 6.47	6/15/17	1,703,464
Put CNH/Call USD	Standard Chartered Bank	USD 25,590	CNH 6.47	6/15/17	1,596,202
Put EUR/Call USD	Deutsche Bank AG	USD 51,273	USD 1.10	11/1/16	142,385
Put EUR/Call USD	Deutsche Bank AG	USD 50,423	USD 1.18	11/1/16	3,515,895
Put EUR/Call USD	Deutsche Bank AG	USD 45,370	USD 1.28	11/1/16	6,307,791

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Put RUB/Call USD	Bank of America, N.A.	USD 14,816	RUB 110.00	11/3/16	$1,408
Put RUB/Call USD	Deutsche Bank AG	USD 17,767	RUB 110.00	11/16/16	888
Put RUB/Call USD	Goldman Sachs International	USD 15,477	RUB 110.00	11/4/16	1,470
Put RUB/Call USD	Goldman Sachs International	USD 13,348	RUB 110.00	11/4/16	1,268

Total Currency Options Purchased (identified cost $19,348,900)					$23,008,777

Call Options Purchased — 0.3%

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value
Nikkei 225 Index	Goldman Sachs International	492	JPY 21,000.00	3/12/21	$5,750,645
WTI Crude Oil Futures 12/2016 (14)	Exchange-Traded	715	USD 75.00	11/16/16	7,150

Total Call Options Purchased (identified cost $5,625,950)					$5,757,795

Short-Term Investments — 14.9%

Foreign Government Securities — 1.2%

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.1%
Georgia Treasury Bill, 0.00%, 6/1/17	GEL	3,253	$1,307,991
Georgia Treasury Bill, 0.00%, 7/13/17	GEL	6,185	2,468,448

Total Georgia			$3,776,439

Iceland — 1.1%
Iceland Treasury Bill, 0.00%, 11/15/16	ISK	392,954	$2,126,608
Iceland Treasury Bill, 0.00%, 1/16/17	ISK	915,448	4,947,902
Iceland Treasury Bill, 0.00%, 2/15/17	ISK	675,150	3,645,516
Iceland Treasury Bill, 0.00%, 4/18/17	ISK	2,521,290	13,602,883

Total Iceland			$24,322,909

Total Foreign Government Securities (identified cost $28,579,173)			$28,099,348

U.S. Treasury Obligations — 2.5%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/17/16(14)(15)	$	20,500	$20,498,442
U.S. Treasury Bill, 0.00%, 11/25/16(14)(15)		35,000	34,996,115

Total U.S. Treasury Obligations (identified cost $55,493,415)			$55,494,557

Repurchase Agreements — 0.2%

Description		Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A.: Dated 10/21/16 with a maturity date of 11/28/16, an interest rate of 0.54% payable by the Portfolio and repurchase proceeds of EUR 4,698,252, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $4,995,917.	EUR	4,701	$5,160,062

Total Repurchase Agreements (identified cost $5,114,701)			$5,160,062

Other — 11.0%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(16)		247,653,158	$247,702,689

Total Other (identified cost $247,660,434)			$247,702,689

Total Short-Term Investments (identified cost $336,847,723)			$336,456,656

Total Investments — 94.6% (identified cost $2,086,028,345)			$2,137,750,478

Currency Options Written — (0.5)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Put EUR/ Call USD	Citibank, N.A.	USD 51,273	USD 1.10	11/1/16	$(142,385)
Put EUR/ Call USD	Deutsche Bank AG	USD 50,423	USD 1.18	11/1/16	(3,515,895)
Put EUR/ Call USD	Deutsche Bank AG	USD 45,370	USD 1.28	11/1/16	(6,307,791)

Total Currency Options Written (premiums received $10,244,366)					$(9,966,071)

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Securities Sold Short — (0.2)%

Foreign Government Bonds — (0.2)%

Security		Principal Amount (000’s omitted)	Value

Spain — (0.2)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(4,943,898)

Total Spain			$(4,943,898)

Total Foreign Government Bonds (proceeds $5,109,274)			$(4,943,898)

Total Securities Sold Short (proceeds $5,109,274)			$(4,943,898)

Other Assets, Less Liabilities — 6.1%			$137,372,342

Net Assets — 100.0%			$2,260,212,851

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $927,182,788 or 41.0% of the Portfolio’s net assets.

(2)	When-issued security.

(3)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2016.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $111,024,076 or 4.9% of the Portfolio’s net assets.

(5)	Amount is less than 0.05%.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(8)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(9)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents the rate in effect at October 31, 2016.

(10)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(11)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2016.

(12)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(13)	Non-income producing.

(14)	All or a portion of the security is held by a wholly-owned subsidiary (see Note 1).

(15)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(16)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Commodity Contracts(1)(2)
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Depreciation

12/2/16	Gold 8,388 Troy Ounces	United States Dollar 10,208,787	Citibank, N.A.	$(520,591)
12/2/16	United States Dollar 11,039,826	Gold 8,388 Troy Ounces	Citibank, N.A.	(310,448)
12/2/16	Gold 3,113 Troy Ounces	United States Dollar 3,805,545	Merrill Lynch International	(177,092)
12/2/16	United States Dollar 4,125,762	Gold 3,113 Troy Ounces	Merrill Lynch International	(143,124)

				$(1,151,255)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

(2)	Positions are held by a wholly-owned subsidiary (see Note 1).

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

COP	56,287,750,000	USD	19,012,535	JPMorgan Chase Bank, N.A.	11/1/16	$—	$(292,259)
COP	56,287,750,000	USD	18,967,048	The Bank of Nova Scotia	11/1/16	—	(246,773)
EUR	26,310,853	SEK	259,989,000	UBS AG	11/1/16	97,905	—
EUR	1,644,468	SEK	16,247,000	UBS AG	11/1/16	6,419	—
SEK	276,236,000	EUR	27,921,523	Goldman Sachs International	11/1/16	—	(67,222)
USD	18,967,048	COP	56,287,750,000	JPMorgan Chase Bank, N.A.	11/1/16	246,773	—
USD	18,952,104	COP	56,287,750,000	The Bank of Nova Scotia	11/1/16	231,829	—
EUR	117,624	SEK	1,163,295	BNP Paribas	11/2/16	327	—
EUR	101,954,576	SEK	1,006,190,000	UBS AG	11/2/16	519,723	—
EUR	1,644,463	SEK	16,238,000	UBS AG	11/2/16	7,410	—
KES	304,227,000	USD	2,933,722	Citibank, N.A.	11/2/16	59,165	—
PEN	62,316,000	USD	18,314,769	BNP Paribas	11/2/16	212,361	—
PEN	24,483,625	USD	7,141,206	BNP Paribas	11/2/16	138,005	—
PEN	20,948,000	USD	6,233,411	BNP Paribas	11/2/16	—	(5,374)
PEN	39,666,125	USD	11,803,287	BNP Paribas	11/2/16	—	(10,177)
PEN	26,185,500	USD	7,791,912	Standard Chartered Bank	11/2/16	—	(6,718)
SEK	18,279,000	EUR	1,847,595	Goldman Sachs International	11/2/16	—	(4,428)
SEK	180,920,000	EUR	18,286,569	Goldman Sachs International	11/2/16	—	(43,418)
SEK	326,142,295	EUR	32,976,976	Standard Chartered Bank	11/2/16	—	(91,441)
SEK	498,250,000	EUR	50,379,171	Standard Chartered Bank	11/2/16	—	(139,696)
USD	2,995,953	KES	304,227,000	Citibank, N.A.	11/2/16	3,065	—
USD	18,543,117	PEN	62,316,000	BNP Paribas	11/2/16	15,988	—
USD	7,285,492	PEN	24,483,625	BNP Paribas	11/2/16	6,282	—
USD	11,685,410	PEN	39,666,125	BNP Paribas	11/2/16	—	(107,700)
USD	5,946,913	PEN	20,948,000	BNP Paribas	11/2/16	—	(281,124)
USD	7,433,783	PEN	26,185,500	Standard Chartered Bank	11/2/16	—	(351,411)
KES	89,423,000	USD	862,740	Standard Chartered Bank	11/3/16	16,836	—
EUR	31,236,109	SEK	299,100,365	Goldman Sachs International	11/4/16	1,174,111	—
EUR	18,286,754	SEK	180,920,000	Goldman Sachs International	11/4/16	43,414	—
PEN	40,219,903	USD	11,739,404	Standard Chartered Bank	11/4/16	216,927	—
SEK	87,722,258	EUR	9,179,041	Goldman Sachs International	11/4/16	—	(363,998)
SEK	180,920,000	EUR	18,891,488	Goldman Sachs International	11/4/16	—	(707,312)
SEK	211,378,107	EUR	22,150,417	Goldman Sachs International	11/4/16	—	(912,595)
USD	5,611,295	PEN	20,369,000	Standard Chartered Bank	11/4/16	—	(443,879)
USD	5,451,298	PEN	19,850,903	Standard Chartered Bank	11/4/16	—	(449,859)
USD	25,622,578	ZAR	362,021,411	Standard Chartered Bank	11/4/16	—	(1,215,557)
ZAR	97,493,971	USD	6,861,038	Standard Chartered Bank	11/4/16	366,591	—
EUR	27,921,805	SEK	276,236,000	Goldman Sachs International	11/8/16	66,582	—
EUR	1,847,661	SEK	18,279,000	Goldman Sachs International	11/8/16	4,437	—
SEK	186,197,000	EUR	18,897,062	Goldman Sachs International	11/8/16	—	(128,720)
SEK	108,318,000	EUR	11,419,655	Goldman Sachs International	11/8/16	—	(543,185)
NZD	33,353,900	USD	24,271,833	Deutsche Bank AG	11/10/16	—	(428,439)
USD	23,656,254	NZD	33,353,900	Deutsche Bank AG	11/10/16	—	(187,140)
USD	7,702,692	THB	271,828,000	Deutsche Bank AG	11/10/16	—	(62,768)
USD	4,566,818	THB	161,026,000	Standard Chartered Bank	11/10/16	—	(33,301)
CNH	62,245,000	USD	9,355,648	Bank of America, N.A.	11/14/16	—	(181,774)

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	158,297,000	USD	23,800,266	Goldman Sachs International	11/14/16	$—	$(469,929)
USD	9,394,054	CNH	62,245,000	Bank of America, N.A.	11/14/16	220,179	—
USD	23,885,054	CNH	158,297,000	Goldman Sachs International	11/14/16	554,716	—
THB	193,030,000	USD	5,574,230	Deutsche Bank AG	11/15/16	—	(60,426)
TRY	58,410,000	USD	19,618,446	Citibank, N.A.	11/15/16	—	(797,312)
USD	5,448,208	THB	193,030,000	Deutsche Bank AG	11/15/16	—	(65,596)
USD	1,029,805	THB	36,486,000	JPMorgan Chase Bank, N.A.	11/15/16	—	(12,399)
USD	19,593,767	TRY	58,410,000	Citibank, N.A.	11/15/16	772,633	—
NZD	10,140,288	USD	7,377,597	Deutsche Bank AG	11/16/16	—	(130,477)
USD	7,300,946	NZD	10,140,288	Deutsche Bank AG	11/16/16	53,826	—
CNH	21,187,000	USD	3,193,122	Citibank, N.A.	11/18/16	—	(71,515)
CNH	131,861,000	USD	19,798,354	Citibank, N.A.	11/18/16	—	(370,492)
CNH	60,515,000	USD	9,085,109	Goldman Sachs International	11/18/16	—	(169,075)
USD	23,150,367	CNH	153,048,000	Citibank, N.A.	11/18/16	600,898	—
USD	9,133,650	CNH	60,515,000	Goldman Sachs International	11/18/16	217,617	—
PEN	44,324,000	USD	12,918,683	Citibank, N.A.	11/21/16	231,623	—
PHP	133,240,000	USD	2,758,021	JPMorgan Chase Bank, N.A.	11/21/16	—	(10,989)
PHP	505,650,000	USD	10,835,744	Standard Chartered Bank	11/21/16	—	(410,670)
SGD	23,218,400	USD	17,041,653	Deutsche Bank AG	11/21/16	—	(350,366)
USD	13,911,835	NZD	19,328,435	Morgan Stanley & Co. International PLC	11/21/16	100,891	—
USD	13,239,740	PEN	44,324,000	BNP Paribas	11/21/16	89,434	—
USD	36,477,905	SGD	49,033,600	Bank of America, N.A.	11/21/16	1,228,539	—
USD	2,331,748	SGD	3,156,604	Bank of America, N.A.	11/21/16	62,523	—
USD	17,269,813	SGD	23,218,400	Deutsche Bank AG	11/21/16	578,526	—
RSD	13,385,000	EUR	107,372	Deutsche Bank AG	11/22/16	1,323	—
USD	52,842,858	ZAR	715,254,500	Standard Chartered Bank	11/22/16	6,967	—
MXN	793,170,000	USD	43,034,561	BNP Paribas	11/23/16	—	(1,164,024)
RUB	3,275,822,169	USD	49,987,368	Deutsche Bank AG	11/23/16	1,406,241	—
USD	25,598,676	EUR	22,994,957	JPMorgan Chase Bank, N.A.	11/23/16	334,786	—
USD	8,844,437	EUR	7,909,000	JPMorgan Chase Bank, N.A.	11/23/16	155,049	—
USD	2,847,812	EUR	2,526,000	JPMorgan Chase Bank, N.A.	11/23/16	72,570	—
USD	4,195,807	EUR	3,757,495	JPMorgan Chase Bank, N.A.	11/23/16	67,556	—
USD	2,995,310	EUR	2,670,807	JPMorgan Chase Bank, N.A.	11/23/16	60,972	—
USD	998,267	EUR	888,736	JPMorgan Chase Bank, N.A.	11/23/16	21,839	—
USD	59,873,345	RUB	3,923,679,928	Deutsche Bank AG	11/23/16	—	(1,684,352)
EUR	32,980,244	SEK	326,142,295	Standard Chartered Bank	11/28/16	90,917	—
PEN	9,744,000	USD	2,883,267	Citibank, N.A.	11/28/16	5,313	—
PEN	21,612,000	USD	6,356,471	Standard Chartered Bank	11/28/16	50,342	—
SEK	326,142,295	EUR	33,953,791	Standard Chartered Bank	11/28/16	—	(1,160,741)
TRY	42,038,098	USD	13,921,283	BNP Paribas	11/28/16	—	(412,972)
TRY	96,912,902	USD	32,472,345	BNP Paribas	11/28/16	—	(1,330,841)
USD	9,267,327	PEN	31,356,000	Standard Chartered Bank	11/28/16	—	(28,066)
USD	46,341,716	TRY	138,951,000	BNP Paribas	11/28/16	1,691,901	—
CNH	17,108,000	USD	2,567,034	Citibank, N.A.	11/30/16	—	(48,841)
CNH	76,111,000	USD	11,422,075	Deutsche Bank AG	11/30/16	—	(218,999)

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	165,856,000	USD	24,624,777	Standard Chartered Bank	11/30/16	$—	$(211,782)
USD	11,511,041	CNH	76,111,000	Deutsche Bank AG	11/30/16	307,964	—
USD	27,670,460	CNH	182,964,000	Standard Chartered Bank	11/30/16	739,271	—
USD	44,545,649	EUR	39,714,606	Deutsche Bank AG	11/30/16	900,032	—
USD	870,962	EUR	796,388	Deutsche Bank AG	11/30/16	—	(4,254)
COP	71,668,140,000	USD	24,082,036	BNP Paribas	12/1/16	—	(361,406)
RSD	914,295,780	EUR	7,398,412	Deutsche Bank AG	12/1/16	9,307	—
TRY	10,726,224	USD	3,592,472	Deutsche Bank AG	12/1/16	—	(147,956)
TRY	23,164,340	USD	7,674,886	Deutsche Bank AG	12/1/16	—	(236,112)
TRY	51,851,212	USD	17,335,403	Deutsche Bank AG	12/1/16	—	(684,403)
USD	28,416,722	TRY	85,741,776	Deutsche Bank AG	12/1/16	882,433	—
KES	91,690,000	USD	876,913	JPMorgan Chase Bank, N.A.	12/5/16	19,506	—
RUB	669,510,000	USD	10,565,094	Citibank, N.A.	12/5/16	—	(94,596)
RUB	1,282,100,000	USD	20,230,981	Credit Suisse International	12/5/16	—	(180,159)
USD	31,652,025	NZD	43,494,188	JPMorgan Chase Bank, N.A.	12/5/16	590,500	—
USD	46,266,026	SGD	63,044,400	Standard Chartered Bank	12/5/16	939,823	—
USD	5,899,731	SGD	8,039,268	Standard Chartered Bank	12/5/16	119,844	—
AUD	26,463,378	USD	20,016,238	Goldman Sachs International	12/6/16	96,651	—
AUD	10,283,743	USD	7,733,066	Goldman Sachs International	12/6/16	82,859	—
AUD	6,701,000	USD	5,075,036	Goldman Sachs International	12/6/16	17,907	—
AUD	13,248,973	USD	10,150,966	Goldman Sachs International	12/6/16	—	(81,385)
IDR	363,595,295,000	USD	27,043,161	JPMorgan Chase Bank, N.A.	12/6/16	716,708	—
USD	42,529,624	AUD	56,697,094	Goldman Sachs International	12/6/16	—	(561,713)
USD	13,482,436	IDR	177,496,275,000	BNP Paribas	12/6/16	—	(69,096)
USD	14,125,163	IDR	186,099,020,000	Standard Chartered Bank	12/6/16	—	(83,174)
PEN	59,193,000	USD	17,335,774	Standard Chartered Bank	12/7/16	193,759	—
RUB	1,810,529,000	USD	28,662,577	BNP Paribas	12/7/16	—	(364,598)
RUB	2,407,771,000	USD	38,132,215	Credit Suisse International	12/7/16	—	(499,538)
USD	105,901,722	EUR	93,127,432	Goldman Sachs International	12/7/16	3,520,378	—
USD	2,044,383	EUR	1,818,636	Goldman Sachs International	12/7/16	45,033	—
USD	1,509,126	EUR	1,346,052	Goldman Sachs International	12/7/16	29,319	—
USD	560,131	EUR	499,248	Goldman Sachs International	12/7/16	11,274	—
USD	390,856	EUR	348,183	Goldman Sachs International	12/7/16	8,075	—
USD	1,996,822	EUR	1,815,326	Goldman Sachs International	12/7/16	1,110	—
USD	5,495,495	EUR	5,000,000	Goldman Sachs International	12/7/16	—	(1,346)
USD	670,594	EUR	616,100	Goldman Sachs International	12/7/16	—	(6,727)
USD	7,978,398	PEN	28,439,000	BNP Paribas	12/7/16	—	(443,584)
USD	8,360,473	PEN	30,754,000	BNP Paribas	12/7/16	—	(747,078)
AUD	3,500,000	USD	2,681,858	Australia and New Zealand Banking Group Limited	12/8/16	—	(21,889)
AUD	7,937,000	USD	6,081,695	Citibank, N.A.	12/8/16	—	(49,647)
AUD	58,051,257	USD	43,691,118	Standard Chartered Bank	12/8/16	427,315	—
AUD	28,874,000	USD	21,940,948	Standard Chartered Bank	12/8/16	3,032	—
AUD	16,964,000	USD	12,890,706	Standard Chartered Bank	12/8/16	1,781	—
AUD	305,000	USD	233,732	Standard Chartered Bank	12/8/16	—	(1,934)
AUD	3,259,000	USD	2,479,863	Standard Chartered Bank	12/8/16	—	(3,052)

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,675,890	AUD	3,500,000	Australia and New Zealand Banking Group Limited	12/8/16	$15,921	$—
USD	22,539,737	AUD	29,432,852	JPMorgan Chase Bank, N.A.	12/8/16	171,034	—
USD	44,112,337	AUD	58,051,257	Standard Chartered Bank	12/8/16	—	(6,095)
IDR	50,732,179,000	USD	3,773,312	BNP Paribas	12/9/16	98,256	—
IDR	25,200,000,000	USD	1,917,079	Citibank, N.A.	12/9/16	6,030	—
IDR	203,986,707,800	USD	15,171,938	Deutsche Bank AG	12/9/16	395,073	—
USD	21,263,161	IDR	279,918,886,800	Goldman Sachs International	12/9/16	—	(98,527)
COP	74,599,700,000	USD	25,218,729	BNP Paribas	12/12/16	—	(566,175)
GBP	2,497,000	USD	3,053,307	Goldman Sachs International	12/13/16	5,851	—
GBP	1,408,000	USD	1,732,108	Goldman Sachs International	12/13/16	—	(7,120)
GBP	3,236,000	USD	3,991,930	JPMorgan Chase Bank, N.A.	12/13/16	—	(27,398)
GBP	10,060,000	USD	12,410,016	JPMorgan Chase Bank, N.A.	12/13/16	—	(85,176)
USD	40,047,552	SGD	53,900,000	Bank of America, N.A.	12/13/16	1,294,594	—
USD	69,705,481	EUR	61,546,561	Standard Chartered Bank	12/14/16	2,017,450	—
USD	1,966,195	EUR	1,743,506	Standard Chartered Bank	12/14/16	48,712	—
RSD	1,483,981,000	EUR	12,002,434	Citibank, N.A.	12/15/16	—	(7,881)
JPY	708,220,000	USD	6,784,919	Standard Chartered Bank	12/16/16	—	(19,911)
JPY	510,634,000	USD	4,956,842	Standard Chartered Bank	12/16/16	—	(79,200)
JPY	661,150,000	USD	6,480,846	Standard Chartered Bank	12/16/16	—	(165,457)
JPY	3,291,350,000	USD	32,263,076	Standard Chartered Bank	12/16/16	—	(823,681)
USD	90,077,163	EUR	79,907,000	Standard Chartered Bank	12/16/16	2,187,048	—
CNH	45,948,000	USD	6,889,479	BNP Paribas	12/19/16	—	(135,984)
TRY	646,845	USD	215,867	BNP Paribas	12/19/16	—	(8,925)
TRY	54,040,590	USD	18,012,329	BNP Paribas	12/19/16	—	(723,364)
USD	6,819,234	CNH	45,948,000	BNP Paribas	12/19/16	65,740	—
USD	18,040,323	TRY	54,687,435	BNP Paribas	12/19/16	544,415	—
RUB	1,166,555,000	USD	17,602,851	BNP Paribas	12/20/16	559,274	—
RUB	1,096,445,000	USD	16,535,138	Deutsche Bank AG	12/20/16	535,443	—
CNH	117,460,000	USD	17,608,083	Standard Chartered Bank	12/21/16	—	(346,274)
PEN	77,986,000	USD	22,762,325	Standard Chartered Bank	12/21/16	296,342	—
USD	17,393,751	CNH	117,460,000	Standard Chartered Bank	12/21/16	131,942	—
USD	11,953,238	EUR	10,601,071	Goldman Sachs International	12/21/16	289,902	—
USD	971,449	EUR	876,150	Goldman Sachs International	12/21/16	7,505	—
USD	431,135	EUR	389,533	Goldman Sachs International	12/21/16	2,570	—
USD	11,723,341	PEN	39,578,000	BNP Paribas	12/21/16	21,037	—
USD	11,309,776	PEN	38,408,000	The Bank of Nova Scotia	12/21/16	—	(46,586)
USD	42,551,647	EUR	37,680,000	Goldman Sachs International	12/23/16	1,091,478	—
USD	6,321,550	EUR	5,750,000	Goldman Sachs International	12/23/16	—	(5,307)
USD	1,903,888	EUR	1,692,706	Goldman Sachs International	12/27/16	40,960	—
USD	639,712	EUR	567,614	Goldman Sachs International	12/27/16	15,017	—
USD	604,303	EUR	537,115	Goldman Sachs International	12/27/16	13,175	—
USD	770,308	EUR	695,858	Goldman Sachs International	12/27/16	4,473	—
USD	659,673	EUR	596,905	Goldman Sachs International	12/27/16	2,742	—
USD	784,574	EUR	713,589	Goldman Sachs International	12/27/16	—	(775)
USD	1,798,694	EUR	1,643,498	Goldman Sachs International	12/27/16	—	(10,078)

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	50,392,826	SEK	498,250,000	Standard Chartered Bank	1/5/17	$137,045	$—
SEK	76,050,000	EUR	7,921,042	Standard Chartered Bank	1/5/17	—	(273,475)
SEK	422,200,000	EUR	43,422,365	Standard Chartered Bank	1/5/17	—	(910,235)
MYR	29,827,000	USD	7,125,418	Australia and New Zealand Banking Group Limited	1/9/17	—	(36,073)
MYR	5,251,000	USD	1,251,728	BNP Paribas	1/9/17	—	(3,659)
MYR	18,685,127	USD	4,504,144	BNP Paribas	1/9/17	—	(63,024)
MYR	136,543,873	USD	32,914,590	BNP Paribas	1/9/17	—	(460,552)
TWD	104,235,000	USD	3,294,406	BNP Paribas	1/10/17	10,772	—
TWD	450,412,000	USD	14,431,657	Goldman Sachs International	1/10/17	—	(149,586)
USD	40,075,575	EUR	35,539,020	Goldman Sachs International	1/11/17	933,615	—
USD	36,935,747	EUR	32,750,554	Standard Chartered Bank	1/11/17	864,946	—
CNH	61,774,000	USD	9,250,513	Standard Chartered Bank	1/12/17	—	(186,808)
TWD	242,088,000	USD	7,497,306	Deutsche Bank AG	1/12/17	179,291	—
TWD	179,748,000	USD	5,569,264	JPMorgan Chase Bank, N.A.	1/12/17	130,535	—
USD	8,922,430	CNH	61,774,000	Standard Chartered Bank	1/12/17	—	(141,275)
USD	7,228,665	TWD	242,088,000	Deutsche Bank AG	1/12/17	—	(447,931)
USD	5,372,026	TWD	179,748,000	JPMorgan Chase Bank, N.A.	1/12/17	—	(327,772)
COP	56,287,750,000	USD	18,771,969	The Bank of Nova Scotia	1/13/17	—	(247,812)
USD	128,354,819	EUR	113,651,699	JPMorgan Chase Bank, N.A.	1/13/17	3,169,767	—
USD	8,595,559	EUR	7,642,875	JPMorgan Chase Bank, N.A.	1/13/17	177,087	—
USD	4,907,602	EUR	4,380,888	JPMorgan Chase Bank, N.A.	1/13/17	82,142	—
USD	4,579,900	EUR	4,089,784	JPMorgan Chase Bank, N.A.	1/13/17	75,085	—
USD	444,951	EUR	397,037	JPMorgan Chase Bank, N.A.	1/13/17	7,623	—
USD	84,121,308	NZD	119,189,136	Goldman Sachs International	1/13/17	—	(893,397)
SEK	198,297,742	EUR	20,376,580	Goldman Sachs International	1/17/17	—	(407,058)
TWD	319,147,000	USD	9,873,070	BNP Paribas	1/17/17	247,892	—
TWD	318,529,000	USD	9,864,633	BNP Paribas	1/17/17	236,731	—
TWD	320,336,000	USD	9,942,148	Citibank, N.A.	1/17/17	216,521	—
TWD	295,071,000	USD	9,135,325	Deutsche Bank AG	1/17/17	222,126	—
USD	9,471,573	TWD	318,529,000	BNP Paribas	1/17/17	—	(629,791)
USD	9,499,881	TWD	320,336,000	Citibank, N.A.	1/17/17	—	(658,787)
USD	8,729,911	TWD	295,071,000	Deutsche Bank AG	1/17/17	—	(627,540)
USD	9,492,772	TWD	319,147,000	JPMorgan Chase Bank, N.A.	1/17/17	—	(628,190)
USD	61,348,566	EUR	55,334,782	Standard Chartered Bank	1/18/17	384,590	—
INR	2,062,996,000	USD	30,465,864	Standard Chartered Bank	1/19/17	136,180	—
INR	1,788,045,000	USD	26,405,449	Standard Chartered Bank	1/19/17	118,030	—
INR	1,088,004,000	USD	16,072,147	Standard Chartered Bank	1/19/17	67,073	—
INR	942,997,000	USD	13,930,083	Standard Chartered Bank	1/19/17	58,134	—
TWD	340,010,000	USD	10,552,762	BNP Paribas	1/19/17	230,172	—
TWD	311,668,000	USD	9,668,621	Goldman Sachs International	1/19/17	215,487	—
USD	10,059,467	TWD	340,010,000	BNP Paribas	1/19/17	—	(723,467)
USD	9,184,535	TWD	311,668,000	Goldman Sachs International	1/19/17	—	(699,573)
USD	32,912,495	NZD	45,765,000	JPMorgan Chase Bank, N.A.	1/20/17	277,059	—
USD	34,584,025	SGD	47,930,000	Goldman Sachs International	1/23/17	119,284	—
USD	6,981,023	SGD	9,675,000	Goldman Sachs International	1/23/17	24,078	—

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	6,112,061	EUR	5,544,322	JPMorgan Chase Bank, N.A.	1/25/17	$1,775	$—
USD	281,343	EUR	256,723	JPMorgan Chase Bank, N.A.	1/25/17	—	(1,586)
USD	3,513,807	EUR	3,202,668	JPMorgan Chase Bank, N.A.	1/25/17	—	(15,789)
TWD	311,360,000	USD	9,636,645	Bank of America, N.A.	1/26/17	238,828	—
TWD	344,600,000	USD	10,663,778	BNP Paribas	1/26/17	265,975	—
USD	9,270,805	TWD	311,360,000	Bank of America, N.A.	1/26/17	—	(604,667)
USD	10,266,647	TWD	344,600,000	JPMorgan Chase Bank, N.A.	1/26/17	—	(663,106)
EUR	28,984,000	USD	31,638,645	Deutsche Bank AG	2/1/17	314,192	—
EUR	19,510,000	USD	21,292,434	Deutsche Bank AG	2/1/17	215,980	—
EUR	9,661,000	USD	10,545,851	Deutsche Bank AG	2/1/17	104,727	—
TWD	450,662,000	USD	13,980,518	Goldman Sachs International	2/2/17	314,867	—
TWD	400,982,000	USD	12,429,696	Standard Chartered Bank	2/2/17	289,796	—
USD	13,399,399	TWD	450,662,000	Goldman Sachs International	2/2/17	—	(895,985)
USD	11,930,082	TWD	400,982,000	Standard Chartered Bank	2/2/17	—	(789,410)
RON	39,145,000	EUR	8,688,270	BNP Paribas	2/3/17	—	(24,027)
KES	1,551,941,000	USD	14,668,629	Citibank, N.A.	2/6/17	340,841	—
RUB	1,994,609,215	USD	30,902,614	BNP Paribas	2/6/17	—	(166,556)
RUB	1,093,070,000	USD	17,032,645	BNP Paribas	2/6/17	—	(188,913)
RUB	622,328,370	USD	9,772,361	Citibank, N.A.	2/6/17	—	(182,552)
RUB	1,330,730,000	USD	20,777,560	Goldman Sachs International	2/6/17	—	(271,591)
USD	27,828,145	RUB	1,796,167,636	BNP Paribas	2/6/17	149,986	—
USD	31,317,929	RUB	1,994,404,000	Citibank, N.A.	2/6/17	585,033	—
EUR	19,463,521	USD	21,315,475	Standard Chartered Bank	2/8/17	148,581	—
USD	42,547,725	EUR	38,885,845	Standard Chartered Bank	2/8/17	—	(334,956)
USD	68,923,448	EUR	63,023,503	Standard Chartered Bank	2/8/17	—	(577,852)
TWD	140,780,000	USD	4,254,715	BNP Paribas	2/10/17	211,839	—
TWD	227,328,000	USD	7,046,745	BNP Paribas	2/10/17	165,733	—
TWD	140,490,000	USD	4,249,546	Goldman Sachs International	2/10/17	207,806	—
TWD	268,645,000	USD	8,327,495	Goldman Sachs International	2/10/17	195,855	—
USD	11,034,743	TWD	368,108,000	BNP Paribas	2/10/17	—	(644,289)
USD	12,260,931	TWD	409,135,000	Goldman Sachs International	2/10/17	—	(719,773)
CNH	66,987,000	USD	9,971,568	Citibank, N.A.	2/16/17	—	(166,603)
CNH	14,359,000	USD	2,146,819	Standard Chartered Bank	2/16/17	—	(45,076)
CNH	103,796,051	USD	15,450,669	Standard Chartered Bank	2/16/17	—	(257,921)
USD	9,759,889	CNH	66,987,000	Citibank, N.A.	2/16/17	—	(45,075)
USD	19,236,233	CNH	132,025,000	Standard Chartered Bank	2/16/17	—	(88,419)
TWD	343,056,000	USD	10,643,996	BNP Paribas	2/24/17	244,010	—
TWD	491,339,000	USD	15,292,219	Citibank, N.A.	2/24/17	302,034	—
USD	10,220,647	TWD	343,056,000	BNP Paribas	2/24/17	—	(667,360)
USD	9,934,814	TWD	333,313,000	Citibank, N.A.	2/24/17	—	(643,967)
USD	4,796,807	TWD	158,026,000	Deutsche Bank AG	2/24/17	—	(218,666)
RON	24,017,000	EUR	5,309,971	BNP Paribas	2/28/17	3,671	—
RON	70,634,865	EUR	15,649,688	BNP Paribas	2/28/17	—	(25,484)
RON	57,580,000	EUR	12,740,347	Deutsche Bank AG	3/2/17	—	(2,912)
RON	7,912,500	EUR	1,755,213	Bank of America, N.A.	3/6/17	—	(5,560)
RON	53,790,499	EUR	11,938,057	Bank of America, N.A.	3/6/17	—	(44,231)
RON	41,144,000	EUR	9,132,963	Deutsche Bank AG	3/7/17	—	(35,921)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
RON	58,714,500	EUR	13,023,068	Deutsche Bank AG	3/7/17	$—	$(40,089)
KES	166,744,000	USD	1,582,762	ICBC Standard Bank plc	3/8/17	21,869	—
RON	83,558,000	EUR	18,525,219	BNP Paribas	3/8/17	—	(48,585)
RON	23,616,000	EUR	5,283,813	BNP Paribas	3/8/17	—	(66,766)
KES	149,624,000	USD	1,419,583	Standard Chartered Bank	3/9/17	20,059	—
KES	244,043,000	USD	2,313,204	Citibank, N.A.	3/13/17	33,356	—
USD	38,313,038	SGD	51,600,000	Goldman Sachs International	3/13/17	1,199,616	—
CNH	84,551,000	USD	12,599,806	Goldman Sachs International	3/15/17	—	(246,665)
CNH	49,438,745	USD	7,368,030	Standard Chartered Bank	3/15/17	—	(144,889)
CNH	72,868,255	USD	10,879,919	Standard Chartered Bank	3/15/17	—	(233,660)
USD	12,810,758	CNH	84,551,000	Goldman Sachs International	3/15/17	457,617	—
USD	18,542,214	CNH	122,307,000	Standard Chartered Bank	3/15/17	672,814	—
CNH	93,283,000	USD	13,700,157	Citibank, N.A.	3/22/17	—	(77,721)
CNH	74,405,000	USD	10,958,027	Goldman Sachs International	3/22/17	—	(92,409)
CNH	101,355,236	USD	15,091,158	Standard Chartered Bank	3/22/17	—	(289,905)
USD	14,130,576	CNH	93,283,000	Citibank, N.A.	3/22/17	508,140	—
USD	11,290,592	CNH	74,405,000	Goldman Sachs International	3/22/17	424,974	—
USD	16,928,257	CNH	111,608,000	Standard Chartered Bank	3/22/17	629,758	—
USD	10,922,680	OMR	4,238,000	BNP Paribas	3/23/17	—	(27,842)
USD	10,925,258	OMR	4,239,000	BNP Paribas	3/27/17	—	(25,623)
USD	8,678,774	SGD	11,804,000	Goldman Sachs International	3/30/17	187,820	—
USD	21,458,502	SGD	29,190,000	Standard Chartered Bank	3/30/17	461,304	—
USD	42,774,059	SGD	58,949,070	Standard Chartered Bank	4/13/17	366,621	—
USD	17,252,155	SGD	24,015,000	Goldman Sachs International	4/27/17	—	(25,529)
USD	35,856,336	SGD	49,904,849	Standard Chartered Bank	4/27/17	—	(47,898)
RON	29,510,000	EUR	6,482,865	BNP Paribas	5/17/17	33,607	—
RON	18,500,000	EUR	4,087,585	BNP Paribas	5/17/17	—	(4,894)
RON	49,375,000	EUR	10,869,565	JPMorgan Chase Bank, N.A.	5/17/17	31,101	—
CNH	128,209,465	USD	18,812,834	Standard Chartered Bank	5/18/17	—	(158,947)
CNH	192,783,535	USD	28,301,284	Standard Chartered Bank	5/18/17	—	(252,167)
USD	47,930,865	CNH	320,993,000	Standard Chartered Bank	5/18/17	1,227,860	—
USD	25,401,274	OMR	9,970,000	BNP Paribas	5/25/17	—	(270,618)
USD	38,102,314	OMR	14,937,250	BNP Paribas	6/5/17	—	(333,194)
CNH	76,740,960	USD	11,322,066	Citibank, N.A.	6/13/17	—	(173,135)
CNH	70,121,040	USD	10,349,663	Goldman Sachs International	6/13/17	—	(162,475)
USD	11,433,043	CNH	76,740,960	Citibank, N.A.	6/13/17	284,112	—
USD	11,100,019	CNH	74,500,000	Goldman Sachs International	6/13/17	276,656	—
THB	187,581,000	USD	5,401,123	Deutsche Bank AG	7/25/17	—	(50,609)
USD	5,332,035	THB	187,581,000	Deutsche Bank AG	7/25/17	—	(18,479)
THB	85,890,000	USD	2,438,671	Standard Chartered Bank	8/3/17	11,120	—
USD	21,531,442	OMR	8,447,000	BNP Paribas	8/14/17	—	(103,052)
USD	15,009,940	OMR	5,889,000	BNP Paribas	8/21/17	—	(64,180)
CNH	141,135,000	USD	20,551,147	BNP Paribas	8/22/17	—	(127,756)
CNH	134,996,435	USD	19,650,136	JPMorgan Chase Bank, N.A.	8/22/17	—	(115,046)
USD	20,946,126	CNH	141,135,000	BNP Paribas	8/22/17	522,735	—
USD	20,033,603	CNH	134,996,435	JPMorgan Chase Bank, N.A.	8/22/17	498,513	—
USD	54,888,767	OMR	21,539,450	BNP Paribas	8/28/17	—	(213,739)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CNH	16,669,000	USD	2,410,034	Deutsche Bank AG	9/22/17	$—	$(2,003)
CNH	29,172,200	USD	4,216,550	Deutsche Bank AG	9/22/17	—	(2,286)
CNH	60,788,000	USD	8,831,614	Deutsche Bank AG	9/22/17	—	(50,079)
CNH	176,106,264	USD	25,593,121	Deutsche Bank AG	9/22/17	—	(152,519)
CNH	27,401,000	USD	3,960,827	Standard Chartered Bank	9/22/17	—	(2,433)
CNH	60,000,000	USD	8,717,129	Standard Chartered Bank	9/22/17	—	(49,430)
USD	43,442,399	CNH	297,441,421	Deutsche Bank AG	9/22/17	473,520	—
USD	20,270,902	CNH	138,805,000	Standard Chartered Bank	9/22/17	218,902	—
USD	39,357,699	AED	148,012,500	BNP Paribas	2/5/18	—	(777,185)
USD	26,238,617	AED	98,833,000	BNP Paribas	2/8/18	—	(560,123)
USD	47,079,217	AED	177,281,500	BNP Paribas	2/8/18	—	(990,971)
USD	5,371,945	AED	19,895,000	Standard Chartered Bank	5/17/18	—	(18,071)
USD	8,745,037	AED	32,375,000	Standard Chartered Bank	5/17/18	—	(26,100)
USD	5,222,340	OMR	2,115,100	Standard Chartered Bank	5/21/18	—	(37,911)
USD	9,996,723	OMR	4,148,640	BNP Paribas	8/15/18	—	(222,137)
USD	22,500,000	OMR	9,293,625	BNP Paribas	8/22/18	—	(374,070)
USD	2,494,243	OMR	1,029,000	BNP Paribas	9/4/18	—	(34,740)
USD	3,358,779	OMR	1,386,000	BNP Paribas	9/17/18	—	(42,694)
USD	5,917,956	AED	22,000,000	Standard Chartered Bank	9/26/18	—	(35,593)

						$52,822,064	$(47,932,162)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures(1)
High Grade Copper	110	Short	Dec-16	$(5,744,112)	$(6,063,750)	$(319,638)
High Grade Copper	292	Short	Mar-17	(15,263,387)	(16,173,150)	(909,763)
WTI Crude Oil	809	Short	Nov-16	(41,112,285)	(37,909,740)	3,202,545
WTI Crude Oil	913	Short	Jan-17	(47,369,877)	(43,869,650)	3,500,227
WTI Crude Oil	900	Short	Jan-17	(45,047,740)	(43,245,000)	1,802,740

Equity Futures
TOPIX Index	40	Short	Dec-16	(5,090,302)	(5,307,276)	(216,974)

Interest Rate Futures
IMM 10-Year Interest Rate Swap	8	Long	Dec-16	788,337	799,227	10,890
U.S. 5-Year Deliverable Interest Rate Swap	448	Short	Dec-16	(45,310,586)	(45,066,000)	244,586
U.S. 10-Year Deliverable Interest Rate Swap	2,084	Short	Dec-16	(211,247,403)	(208,595,375)	2,652,028

						$9,966,641

(1)	Positions are held by a wholly-owned subsidiary (see Note 1).

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

WTI:  West Texas Intermediate

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.(1)	BRL	39,411		Pays	Brazil CETIP Interbank Deposit Rate	11.92%		1/2/19	$93,996
CME Group, Inc.(1)	BRL	53,006		Pays	Brazil CETIP Interbank Deposit Rate	11.91		1/2/19	120,232
CME Group, Inc.(1)	BRL	133,330		Pays	Brazil CETIP Interbank Deposit Rate	11.86		1/2/19	257,236
CME Group, Inc.(1)	BRL	198,161		Pays	Brazil CETIP Interbank Deposit Rate	11.78		1/2/19	310,277
CME Group, Inc.(1)	BRL	232,902		Pays	Brazil CETIP Interbank Deposit Rate	12.00		1/2/19	675,569
CME Group, Inc.(1)	BRL	299,733		Pays	Brazil CETIP Interbank Deposit Rate	11.77		1/2/19	387,535
CME Group, Inc.(1)	BRL	12,406		Receives	Brazil CETIP Interbank Deposit Rate	11.94		1/2/23	(207,760)
CME Group, Inc.(1)	BRL	16,634		Receives	Brazil CETIP Interbank Deposit Rate	11.93		1/2/23	(274,249)
CME Group, Inc.(1)	BRL	41,795		Receives	Brazil CETIP Interbank Deposit Rate	11.84		1/2/23	(607,742)
CME Group, Inc.(1)	BRL	62,884		Receives	Brazil CETIP Interbank Deposit Rate	11.84		1/2/23	(928,297)
CME Group, Inc.(1)	BRL	73,645		Receives	Brazil CETIP Interbank Deposit Rate	12.02		1/2/23	(1,359,602)
CME Group, Inc.(1)	BRL	94,034		Receives	Brazil CETIP Interbank Deposit Rate	11.70		1/2/23	(1,082,901)
CME Group, Inc.	MXN	236,576		Pays	Mexico Interbank TIIE 28 Day	6.26		9/29/25	(162,572)
CME Group, Inc.	MXN	236,576		Pays	Mexico Interbank TIIE 28 Day	6.29		10/1/25	(131,809)
CME Group, Inc.	MXN	86,362		Pays	Mexico Interbank TIIE 28 Day	6.24		10/2/25	(66,657)
CME Group, Inc.	MXN	602,100		Pays	Mexico Interbank TIIE 28 Day	6.09		6/30/26	(964,928)
CME Group, Inc.	MXN	1,078,300		Pays	Mexico Interbank TIIE 28 Day	6.13		6/30/26	(1,559,791)
CME Group, Inc.(1)	USD	3,936		Receives	3-month USD-LIBOR-BBA	2.25	(2)	12/21/46	310,915
LCH.Clearnet(1)	EUR	7,088		Receives	6-month Euro Interbank Offered Rate	0.00	(2)	12/21/19	9,628
LCH.Clearnet(1)	EUR	177,480		Receives	6-month Euro Interbank Offered Rate	0.25	(2)	12/21/21	1,174,505
LCH.Clearnet(1)	EUR	0	(3)	Receives	6-month Euro Interbank Offered Rate	1.00	(2)	6/15/26	(2)
LCH.Clearnet(1)	EUR	63,687		Receives	6-month Euro Interbank Offered Rate	0.75	(2)	12/21/26	955,786
LCH.Clearnet	HUF	3,089,400		Receives	6-month HUF BUBOR	1.92		7/28/26	148,845
LCH.Clearnet	HUF	2,174,000		Receives	6-month HUF BUBOR	1.94		8/1/26	95,270
LCH.Clearnet	HUF	833,096		Receives	6-month HUF BUBOR	1.94		9/21/26	47,944
LCH.Clearnet	HUF	854,457		Receives	6-month HUF BUBOR	1.93		9/21/26	50,571
LCH.Clearnet	HUF	2,107,661		Receives	6-month HUF BUBOR	1.89		9/21/26	153,701
LCH.Clearnet	HUF	848,760		Receives	6-month HUF BUBOR	2.14		10/13/26	(3,183)
LCH.Clearnet	HUF	863,002		Receives	6-month HUF BUBOR	2.09		10/19/26	12,316
LCH.Clearnet	HUF	1,295,926		Receives	6-month HUF BUBOR	2.09		10/19/26	18,486
LCH.Clearnet	HUF	940,473		Receives	6-month HUF BUBOR	2.04		10/20/26	28,723
LCH.Clearnet	HUF	1,295,926		Receives	6-month HUF BUBOR	2.04		10/20/26	39,579
LCH.Clearnet	HUF	972,374		Receives	6-month HUF BUBOR	2.08		10/28/26	19,958
LCH.Clearnet	HUF	2,407,181		Receives	6-month HUF BUBOR	2.06		10/28/26	61,191
LCH.Clearnet(1)	HUF	1,456,978		Receives	6-month HUF BUBOR	2.09		11/2/26	26,991
LCH.Clearnet(1)	HUF	975,542		Receives	6-month HUF BUBOR	2.18		11/3/26	(11,934)
LCH.Clearnet	NZD	20,093		Pays	3-month NZD Bank Bill	4.96		4/29/24	2,261,191
LCH.Clearnet	NZD	11,875		Pays	3-month NZD Bank Bill	3.77		3/5/25	688,622
LCH.Clearnet	NZD	11,470		Pays	3-month NZD Bank Bill	4.05		6/16/25	933,740
LCH.Clearnet	NZD	18,894		Pays	3-month NZD Bank Bill	4.05		6/16/25	1,537,451
LCH.Clearnet	NZD	23,462		Pays	3-month NZD Bank Bill	3.92		6/25/25	1,733,844
LCH.Clearnet	PLN	43,620		Pays	6-month PLN WIBOR	2.23		7/28/26	(268,965)
LCH.Clearnet	PLN	31,466		Pays	6-month PLN WIBOR	2.22		8/1/26	(199,520)
LCH.Clearnet	PLN	11,391		Pays	6-month PLN WIBOR	2.28		9/21/26	(61,762)
LCH.Clearnet	PLN	11,676		Pays	6-month PLN WIBOR	2.30		9/21/26	(58,027)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	PLN	30,472	Pays	6-month PLN WIBOR	2.30%		9/21/26	$(151,440)
LCH.Clearnet	PLN	12,047	Pays	6-month PLN WIBOR	2.49		10/13/26	(10,492)
LCH.Clearnet	PLN	12,246	Pays	6-month PLN WIBOR	2.47		10/19/26	(16,970)
LCH.Clearnet	PLN	18,369	Pays	6-month PLN WIBOR	2.46		10/19/26	(29,600)
LCH.Clearnet	PLN	13,442	Pays	6-month PLN WIBOR	2.43		10/20/26	(30,884)
LCH.Clearnet	PLN	18,368	Pays	6-month PLN WIBOR	2.44		10/20/26	(36,815)
LCH.Clearnet	PLN	13,914	Pays	6-month PLN WIBOR	2.47		10/28/26	(20,381)
LCH.Clearnet	PLN	34,786	Pays	6-month PLN WIBOR	2.46		10/28/26	(58,797)
LCH.Clearnet	PLN	20,872	Pays	6-month PLN WIBOR	2.50		10/31/26	(16,861)
LCH.Clearnet(1)	PLN	13,915	Pays	6-month PLN WIBOR	2.56		11/2/26	7,204
LCH.Clearnet(1)	USD	23,774	Receives	3-month USD-LIBOR-BBA	1.25	(2)	12/21/18	19,979
LCH.Clearnet	USD	6,090	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	162,474
LCH.Clearnet	USD	11,560	Pays	3-month USD-LIBOR-BBA	1.80		6/29/20	301,154
LCH.Clearnet	USD	6,478	Pays	3-month USD-LIBOR-BBA	1.75		7/31/20	151,115
LCH.Clearnet	USD	8,225	Pays	3-month USD-LIBOR-BBA	1.78		7/31/20	203,988
LCH.Clearnet	USD	12,230	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	284,276
LCH.Clearnet	USD	15,290	Pays	3-month USD-LIBOR-BBA	1.74		7/31/20	355,253
LCH.Clearnet	USD	16,334	Pays	3-month USD-LIBOR-BBA	1.74		8/12/20	337,932
LCH.Clearnet	USD	17,380	Pays	3-month USD-LIBOR-BBA	1.62		8/14/20	278,813
LCH.Clearnet	USD	8,898	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	163,144
LCH.Clearnet	USD	9,533	Pays	3-month USD-LIBOR-BBA	1.68		8/17/20	174,786
LCH.Clearnet	USD	19,667	Pays	3-month USD-LIBOR-BBA	1.69		8/17/20	367,560
LCH.Clearnet	USD	32,698	Pays	3-month USD-LIBOR-BBA	1.70		8/19/20	620,556
LCH.Clearnet	USD	4,628	Pays	3-month USD-LIBOR-BBA	1.56		8/22/20	61,636
LCH.Clearnet	USD	9,452	Pays	3-month USD-LIBOR-BBA	1.56		8/22/20	127,746
LCH.Clearnet	USD	19,470	Pays	3-month USD-LIBOR-BBA	1.55		8/22/20	255,467
LCH.Clearnet	USD	33,453	Pays	3-month USD-LIBOR-BBA	1.57		9/17/20	443,324
LCH.Clearnet	USD	9,840	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	162,001
LCH.Clearnet	USD	24,270	Pays	3-month USD-LIBOR-BBA	1.65		9/18/20	398,378
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.55		9/23/20	16,047
LCH.Clearnet	USD	1,310	Pays	3-month USD-LIBOR-BBA	1.54		9/23/20	15,854
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.43		10/28/20	64,423
LCH.Clearnet	USD	9,330	Pays	3-month USD-LIBOR-BBA	1.42		10/28/20	63,507
LCH.Clearnet	USD	9,620	Pays	3-month USD-LIBOR-BBA	1.38		10/29/20	50,346
LCH.Clearnet	USD	15,830	Pays	3-month USD-LIBOR-BBA	1.52		11/4/20	256,890
LCH.Clearnet	USD	9,622	Pays	3-month USD-LIBOR-BBA	1.54		11/5/20	163,225
LCH.Clearnet	USD	9,622	Pays	3-month USD-LIBOR-BBA	1.53		11/5/20	160,029
LCH.Clearnet	USD	19,245	Pays	3-month USD-LIBOR-BBA	1.53		11/5/20	319,009
LCH.Clearnet	USD	9,312	Pays	3-month USD-LIBOR-BBA	1.56		11/9/20	163,105
LCH.Clearnet	USD	12,726	Pays	3-month USD-LIBOR-BBA	1.67		11/12/20	284,803
LCH.Clearnet	USD	1,952	Pays	3-month USD-LIBOR-BBA	1.12		2/23/21	(12,087)
LCH.Clearnet	USD	6,834	Pays	3-month USD-LIBOR-BBA	1.11		2/23/21	(43,222)
LCH.Clearnet	USD	6,626	Pays	3-month USD-LIBOR-BBA	1.17		2/25/21	(25,924)
LCH.Clearnet	USD	13,253	Pays	3-month USD-LIBOR-BBA	1.17		2/25/21	(53,022)
LCH.Clearnet	USD	6,634	Pays	3-month USD-LIBOR-BBA	1.15		3/3/21	(31,840)

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	USD	16,620	Pays	3-month USD-LIBOR-BBA	1.27%		3/7/21	$6,904
LCH.Clearnet	USD	10,900	Pays	3-month USD-LIBOR-BBA	1.16		6/23/21	(37,292)
LCH.Clearnet	USD	7,270	Pays	3-month USD-LIBOR-BBA	1.17		6/24/21	(20,449)
LCH.Clearnet	USD	9,979	Pays	3-month USD-LIBOR-BBA	1.18		6/24/21	(23,666)
LCH.Clearnet	USD	9,979	Pays	3-month USD-LIBOR-BBA	1.21		6/27/21	(9,671)
LCH.Clearnet	USD	9,979	Pays	3-month USD-LIBOR-BBA	1.21		6/27/21	(10,894)
LCH.Clearnet	USD	9,980	Pays	3-month USD-LIBOR-BBA	1.19		6/27/21	(19,460)
LCH.Clearnet	USD	11,050	Pays	3-month USD-LIBOR-BBA	0.97		6/28/21	(142,424)
LCH.Clearnet	USD	8,890	Pays	3-month USD-LIBOR-BBA	0.96		6/29/21	(115,176)
LCH.Clearnet	USD	9,978	Pays	3-month USD-LIBOR-BBA	0.97		6/29/21	(127,559)
LCH.Clearnet	USD	9,978	Pays	3-month USD-LIBOR-BBA	0.96		6/29/21	(132,207)
LCH.Clearnet	USD	36,174	Pays	3-month USD-LIBOR-BBA	1.20		9/1/21	(187,620)
LCH.Clearnet	USD	30,898	Pays	3-month USD-LIBOR-BBA	1.21		9/2/21	(141,116)
LCH.Clearnet	USD	10,838	Pays	3-month USD-LIBOR-BBA	2.10		7/27/22	485,838
LCH.Clearnet	USD	11,426	Pays	3-month USD-LIBOR-BBA	2.06		7/30/22	478,381
LCH.Clearnet	USD	4,855	Pays	3-month USD-LIBOR-BBA	1.59		4/12/26	(28,105)
LCH.Clearnet	USD	6,620	Pays	3-month USD-LIBOR-BBA	1.59		4/12/26	(38,620)
LCH.Clearnet	USD	9,340	Pays	3-month USD-LIBOR-BBA	1.68		5/6/26	73,202
LCH.Clearnet	USD	9,340	Pays	3-month USD-LIBOR-BBA	1.68		5/6/26	69,653
LCH.Clearnet	USD	3,030	Pays	3-month USD-LIBOR-BBA	1.66		5/9/26	17,725
LCH.Clearnet	USD	11,023	Pays	3-month USD-LIBOR-BBA	1.60		5/18/26	(5,861)
LCH.Clearnet	USD	2,769	Pays	3-month USD-LIBOR-BBA	1.72		5/20/26	14,981
LCH.Clearnet	USD	5,537	Pays	3-month USD-LIBOR-BBA	1.65		5/20/26	25,957
LCH.Clearnet	USD	19,310	Pays	3-month USD-LIBOR-BBA	1.69		6/3/26	140,526
LCH.Clearnet	USD	18,690	Receives	3-month USD-LIBOR-BBA	1.30		7/13/26	574,520
LCH.Clearnet	USD	28,034	Receives	3-month USD-LIBOR-BBA	1.29		7/13/26	876,360
LCH.Clearnet	USD	20,846	Receives	3-month USD-LIBOR-BBA	1.37		7/14/26	506,772
LCH.Clearnet	USD	25,811	Receives	3-month USD-LIBOR-BBA	1.42		8/18/26	590,777
LCH.Clearnet(1)	USD	14,446	Receives	3-month USD-LIBOR-BBA	2.25	(2)	12/21/46	297,370

								$13,218,936

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2016.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(3)	Notional amount is less than EUR 500.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	KRW	66,734,885	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.31%	10/7/21	$306,836
Bank of America, N.A.	KRW	18,861,477	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.42	10/27/21	(154)
Bank of America, N.A.	SAR	45,600	Receives	3-month Saudi Riyal Interbank Offered Rate	3.37	4/11/26	743,208

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	SAR	33,371	Receives	3-month Saudi Riyal Interbank Offered Rate	3.43%	5/10/26	$569,349
Bank of America, N.A.	SAR	33,434	Receives	3-month Saudi Riyal Interbank Offered Rate	3.57	5/23/26	473,781
BNP Paribas	KRW	42,483,815	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.31	10/7/21	192,986
Citibank, N.A.	KRW	40,771,523	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.40	10/27/21	30,364
Credit Suisse International	RUB	1,911,075	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	707,795
Credit Suisse International	RUB	637,025	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	209,181
Credit Suisse International	RUB	955,538	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	287,516
Credit Suisse International	RUB	624,534	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	180,498
Deutsche Bank AG	AED	35,730	Receives	3-month Emirates Interbank Offered Rate	2.74	6/27/21	(196,208)
Deutsche Bank AG	AED	35,731	Receives	3-month Emirates Interbank Offered Rate	2.76	6/27/21	(205,540)
Deutsche Bank AG	AED	35,731	Receives	3-month Emirates Interbank Offered Rate	2.80	6/27/21	(221,861)
Deutsche Bank AG	AED	35,700	Receives	3-month Emirates Interbank Offered Rate	2.40	6/28/21	(34,879)
Deutsche Bank AG	AED	35,745	Receives	3-month Emirates Interbank Offered Rate	2.39	6/29/21	(31,941)
Deutsche Bank AG	AED	39,320	Receives	3-month Emirates Interbank Offered Rate	2.37	6/29/21	(22,759)
Deutsche Bank AG	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	(73,403)
Deutsche Bank AG	CNY	202,545	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	(80,684)
Deutsche Bank AG	SAR	43,290	Receives	3-month Saudi Riyal Interbank Offered Rate	3.01	6/28/20	7,075
Deutsche Bank AG	SAR	100,650	Receives	3-month Saudi Riyal Interbank Offered Rate	3.03	8/2/20	194,439
Deutsche Bank AG	SAR	183,300	Receives	3-month Saudi Riyal Interbank Offered Rate	3.09	11/12/20	(402,917)
Deutsche Bank AG	SAR	78,019	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64	2/25/21	389,434
Deutsche Bank AG	SAR	25,680	Receives	3-month Saudi Riyal Interbank Offered Rate	2.62	3/3/21	134,909
Deutsche Bank AG	SAR	65,016	Receives	3-month Saudi Riyal Interbank Offered Rate	2.76	3/7/21	234,551
Goldman Sachs International	AED	21,502	Receives	3-month Emirates Interbank Offered Rate	2.50	6/13/21	(55,005)
Goldman Sachs International	AED	21,500	Receives	3-month Emirates Interbank Offered Rate	2.51	6/15/21	(55,766)
Goldman Sachs International	AED	21,503	Receives	3-month Emirates Interbank Offered Rate	2.59	6/16/21	(79,353)
Goldman Sachs International	AED	21,503	Receives	3-month Emirates Interbank Offered Rate	2.52	6/21/21	(57,759)
Goldman Sachs International	AED	42,875	Receives	3-month Emirates Interbank Offered Rate	2.76	6/23/21	(247,133)

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	AED	28,584	Receives	3-month Emirates Interbank Offered Rate	2.79%	6/27/21	$(173,754)
Goldman Sachs International	AED	28,584	Receives	3-month Emirates Interbank Offered Rate	2.80	6/27/21	(177,484)
Goldman Sachs International	CNY	224,533	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	(73,403)
Goldman Sachs International	CNY	238,820	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	(67,747)
Goldman Sachs International	CNY	247,538	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	(87,760)
Goldman Sachs International	CNY	151,153	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	(61,099)
Goldman Sachs International	CNY	402,790	Pays	7-day China Fixing Repo Rates	2.37	4/15/18	(350,649)
Goldman Sachs International	CNY	265,180	Pays	7-day China Fixing Repo Rates	2.56	5/23/18	(127,321)
Goldman Sachs International	ILS	134,768	Receives	3-month Tel Aviv Interbank Offered Rate	0.73	9/1/21	(23,203)
Goldman Sachs International	ILS	118,400	Receives	3-month Tel Aviv Interbank Offered Rate	0.76	9/2/21	(69,336)
Goldman Sachs International	RUB	1,519,301	Pays	3-month Moscow Prime Offered Rate	10.16	3/18/20	1,439,029
Goldman Sachs International	SAR	22,830	Receives	3-month Saudi Riyal Interbank Offered Rate	2.17	6/29/20	198,826
Goldman Sachs International	SAR	61,080	Receives	3-month Saudi Riyal Interbank Offered Rate	2.16	8/3/20	653,823
Goldman Sachs International	SAR	60,729	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	8/12/20	542,812
Goldman Sachs International	SAR	65,516	Receives	3-month Saudi Riyal Interbank Offered Rate	2.33	8/17/20	605,454
Goldman Sachs International	SAR	71,420	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	607,676
Goldman Sachs International	SAR	75,641	Receives	3-month Saudi Riyal Interbank Offered Rate	2.40	8/17/20	647,414
Goldman Sachs International	SAR	74,938	Receives	3-month Saudi Riyal Interbank Offered Rate	2.46	8/19/20	597,424
Goldman Sachs International	SAR	53,447	Receives	3-month Saudi Riyal Interbank Offered Rate	3.41	8/22/20	(85,639)
Goldman Sachs International	SAR	104,620	Receives	3-month Saudi Riyal Interbank Offered Rate	3.41	8/22/20	(167,633)
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.26	9/17/20	1,314,525
Goldman Sachs International	SAR	126,102	Receives	3-month Saudi Riyal Interbank Offered Rate	2.34	9/21/20	1,223,764
Goldman Sachs International	SAR	45,773	Receives	3-month Saudi Riyal Interbank Offered Rate	2.23	9/28/20	499,557
Goldman Sachs International	SAR	36,300	Receives	3-month Saudi Riyal Interbank Offered Rate	2.35	10/29/20	363,856
Goldman Sachs International	SAR	62,080	Receives	3-month Saudi Riyal Interbank Offered Rate	2.54	11/4/20	184,074
Goldman Sachs International	SAR	37,250	Receives	3-month Saudi Riyal Interbank Offered Rate	2.58	11/5/20	87,840
Goldman Sachs International	SAR	74,490	Receives	3-month Saudi Riyal Interbank Offered Rate	2.56	11/5/20	194,636
Goldman Sachs International	SAR	32,508	Receives	3-month Saudi Riyal Interbank Offered Rate	2.65	2/23/21	157,724

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International	SAR	43,163	Receives	3-month Saudi Riyal Interbank Offered Rate	2.64%	7/27/22	$610,323
Goldman Sachs International	SAR	43,698	Receives	3-month Saudi Riyal Interbank Offered Rate	2.61	7/30/22	704,437
Goldman Sachs International	SAR	72,091	Receives	3-month Saudi Riyal Interbank Offered Rate	3.46	5/9/26	1,172,096
Goldman Sachs International	SAR	44,404	Receives	3-month Saudi Riyal Interbank Offered Rate	3.47	5/18/26	720,617
Goldman Sachs International	SAR	79,780	Receives	3-month Saudi Riyal Interbank Offered Rate	3.71	6/6/26	901,089
JPMorgan Chase Bank, N.A.	NZD	11,000	Pays	3-month NZD Bank Bill	3.86	2/25/23	628,730
JPMorgan Chase Bank, N.A.	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	407,261
Standard Chartered Bank	CNY	238,592	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	(85,878)
Standard Chartered Bank	CNY	96,739	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	(39,237)
Standard Chartered Bank	CNY	415,125	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(501,983)

							$15,267,421

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation
Markit CDX Emerging Market Index	ICE Clear Credit	$1,000	1.00	%(1)	6/20/21	2.48%	$(61,420)	$80,958	$19,538
Mexico	ICE Clear Credit	8,762	1.00	(1)	12/20/21	1.55	(220,621)	276,709	56,088
Turkey	ICE Clear Credit	9,840	1.00	(1)	6/20/20	1.93	(302,298)	446,800	144,502

Total		$19,602					$(584,339)	$804,467	$220,128

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)

Colombia	ICE Clear Credit	$5,345	1.00%(1)		6/20/21	$127,587	$(287,779)	$(160,192)
Colombia	ICE Clear Credit	5,345	1.00	(1)	6/20/21	127,584	(307,623)	(180,039)
Colombia	ICE Clear Credit	7,150	1.00(1)		6/20/21	170,673	(405,723)	(235,050)
Colombia	ICE Clear Credit	7,127	1.00(1)		6/20/21	170,113	(415,929)	(245,816)
Colombia	ICE Clear Credit	17,880	1.00(1)		6/20/21	426,802	(1,008,494)	(581,692)
Italy	ICE Clear Credit	58,500	1.00(1)		12/20/21	1,275,144	(1,113,823)	161,321
Italy	ICE Clear Credit	45,128	1.00(1)		12/20/21	983,670	(901,953)	81,717
Italy	ICE Clear Credit	19,870	1.00(1)		12/20/21	433,113	(377,898)	55,215
Mexico	ICE Clear Credit	8,940	1.00(1)		6/20/21	143,919	(300,583)	(156,664)
Mexico	ICE Clear Credit	8,950	1.00(1)		6/20/21	144,080	(314,080)	(170,000)
Mexico	ICE Clear Credit	14,300	1.00(1)		6/20/21	230,206	(469,737)	(239,531)
South Africa	ICE Clear Credit	4,880	1.00(1)		6/20/21	249,589	(442,079)	(192,490)

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation (Depreciation)
South Africa	ICE Clear Credit	$9,950	1.00	%(1)	6/20/21	$508,896	$(905,374)	$(396,478)
South Africa	ICE Clear Credit	13,270	1.00	(1)	6/20/21	678,699	(1,193,033)	(514,334)
South Africa	ICE Clear Credit	13,260	1.00	(1)	6/20/21	678,187	(1,207,530)	(529,343)
South Africa	ICE Clear Credit	16,350	1.00	(1)	6/20/21	836,226	(1,468,704)	(632,478)
South Africa	ICE Clear Credit	19,240	1.00	(1)	6/20/21	984,036	(1,740,780)	(756,744)

Total						$8,168,524	$(12,861,122)	$(4,692,598)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Belarus	Deutsche Bank AG	$4,200	5.00	%(1)	12/20/16	6.35%	$16,852	$7,042	$23,894
Croatia	Citibank, N.A.	2,440	1.00	(1)	3/20/17	0.31	9,330	6,414	15,744
Cyprus	Goldman Sachs International	3,268	1.00	(1)	6/20/21	2.23	(167,241)	239,651	72,410
Mexico	Barclays Bank PLC	63,110	1.00	(1)	12/20/21	1.52	(1,520,152)	1,974,066	453,914
Mexico	BNP Paribas	52,770	1.00	(1)	12/20/21	1.52	(1,271,089)	1,654,164	383,075
Mexico	BNP Paribas	6,117	1.00	(1)	12/20/21	1.52	(147,342)	189,889	42,547
Mexico	BNP Paribas	4,646	1.00	(1)	12/20/21	1.52	(111,910)	144,285	32,375
Mexico	Citibank, N.A.	4,558	1.00	(1)	12/20/21	1.52	(109,787)	137,286	27,499
Philippines	Barclays Bank PLC	11,200	1.00	(1)	12/20/21	1.13	(60,428)	86,508	26,080
Philippines	BNP Paribas	12,510	1.00	(1)	12/20/21	1.13	(67,521)	114,046	46,525
Philippines	BNP Paribas	12,510	1.00	(1)	12/20/21	1.13	(67,521)	99,122	31,601
Philippines	BNP Paribas	9,385	1.00	(1)	12/20/21	1.13	(50,654)	74,533	23,879
Philippines	Goldman Sachs International	4,446	1.00	(1)	12/20/21	1.13	(23,997)	29,947	5,950
Philippines	HSBC Bank USA, N.A.	33,628	1.00	(1)	12/20/21	1.13	(181,501)	258,684	77,183
Philippines	JPMorgan Chase Bank, N.A.	7,821	1.00	(1)	12/20/21	1.13	(42,213)	65,697	23,484
Poland	Barclays Bank PLC	4,280	1.00	(1)	6/20/21	0.66	70,302	9,469	79,771
Poland	BNP Paribas	4,720	1.00	(1)	6/20/21	0.66	77,529	9,139	86,668
Saudi Arabia	Barclays Bank PLC	4,600	1.00	(1)	12/20/20	1.15	(21,700)	89,079	67,379
Saudi Arabia	Barclays Bank PLC	4,500	1.00	(1)	12/20/20	1.15	(21,228)	87,040	65,812
Saudi Arabia	Barclays Bank PLC	2,390	1.00	(1)	6/20/21	1.25	(23,358)	53,961	30,603
Saudi Arabia	Citibank, N.A.	12,500	1.00	(1)	12/20/20	1.15	(58,967)	241,837	182,870
Saudi Arabia	Citibank, N.A.	5,010	1.00	(1)	12/20/20	1.15	(23,634)	96,817	73,183
Saudi Arabia	Citibank, N.A.	3,160	1.00	(1)	12/20/20	1.15	(14,907)	68,202	53,295
Saudi Arabia	Citibank, N.A.	3,152	1.00	(1)	12/20/20	1.15	(14,869)	63,251	48,382
Saudi Arabia	Citibank, N.A.	8,190	1.00	(1)	6/20/21	1.25	(80,044)	192,285	112,241
Saudi Arabia	Citibank, N.A.	3,280	1.00	(1)	6/20/21	1.25	(32,056)	75,748	43,692
Saudi Arabia	Citibank, N.A.	3,270	1.00	(1)	6/20/21	1.25	(31,959)	75,451	43,492
Saudi Arabia	Deutsche Bank AG	3,140	1.00	(1)	12/20/20	1.15	(14,812)	60,638	45,826
Saudi Arabia	Goldman Sachs International	9,733	1.00	(1)	6/20/21	1.25	(95,124)	232,970	137,846
Saudi Arabia	Goldman Sachs International	3,780	1.00	(1)	6/20/21	1.25	(36,943)	87,185	50,242
Saudi Arabia	HSBC Bank USA, N.A.	4,330	1.00	(1)	12/20/20	1.15	(20,426)	88,555	68,129

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Saudi Arabia	JPMorgan Chase Bank, N.A.	$3,230	1.00	%(1)	6/20/21	1.25%	$(31,568)	$75,973	$44,405
Saudi Arabia	Nomura International PLC	9,030	1.00	(1)	6/20/21	1.25	(88,253)	215,855	127,602
Slovenia	Bank of America, N.A.	21,272	1.00	(1)	3/20/20	0.67	256,937	235,505	492,442
Slovenia	Goldman Sachs International	4,728	1.00	(1)	12/20/19	0.58	66,299	37,132	103,431
Turkey	BNP Paribas	11,545	1.00	(1)	6/20/20	1.93	(361,420)	542,621	181,201
Turkey	BNP Paribas	13,400	1.00	(1)	9/20/20	2.02	(491,865)	804,111	312,246
Turkey	BNP Paribas	9,935	1.00	(1)	12/20/20	2.10	(416,926)	462,290	45,364
Turkey	BNP Paribas	12,243	1.00	(1)	9/20/22	2.69	(1,086,766)	429,385	(657,381)
Turkey	BNP Paribas	27,684	1.00	(1)	12/20/26	3.12	(4,673,449)	4,704,152	30,703
Turkey	BNP Paribas	28,837	1.00	(1)	12/20/26	3.12	(4,868,638)	4,885,638	17,000
Turkey	Goldman Sachs International	6,020	1.00	(1)	12/20/17	0.69	28,557	64,036	92,593
Turkey	Goldman Sachs International	21,475	1.00	(1)	9/20/18	1.10	(14,138)	207,832	193,694
Turkey	Goldman Sachs International	12,900	1.00	(1)	9/20/18	1.10	(8,492)	118,006	109,514
Turkey	Goldman Sachs International	10,120	1.00	(1)	9/20/18	1.10	(6,662)	94,438	87,776
Turkey	Goldman Sachs International	14,470	1.00	(1)	6/20/20	1.93	(452,988)	560,104	107,116
Turkey	Goldman Sachs International	11,535	1.00	(1)	12/20/26	3.12	(1,947,270)	1,971,782	24,512
Turkey	JPMorgan Chase Bank, N.A.	12,290	1.00	(1)	6/20/20	1.93	(384,743)	562,058	177,315
Turkey	JPMorgan Chase Bank, N.A.	7,400	1.00	(1)	9/20/22	2.69	(656,871)	324,707	(332,164)
Turkey	Morgan Stanley & Co. International PLC	31,465	1.00	(1)	9/20/18	1.10	(20,714)	293,627	272,913
Turkey	Morgan Stanley & Co. International PLC	21,477	1.00	(1)	9/20/18	1.10	(14,139)	210,307	196,168
Turkey	Morgan Stanley & Co. International PLC	12,900	1.00	(1)	9/20/18	1.10	(8,492)	121,520	113,028
Turkey	Morgan Stanley & Co. International PLC	6,400	1.00	(1)	9/20/18	1.10	(4,213)	62,990	58,777
Turkey	Morgan Stanley & Co. International PLC	4,300	1.00	(1)	9/20/18	1.10	(2,831)	41,666	38,835
Turkey	Morgan Stanley & Co. International PLC	4,200	1.00	(1)	9/20/18	1.10	(2,765)	37,661	34,896
Turkey	Nomura International PLC	8,100	1.00	(1)	6/20/20	1.93	(253,573)	329,169	75,596

Total		$639,600					$(19,582,353)	$24,005,526	$4,423,173

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bulgaria	BNP Paribas	$2,009	1.00	%(1)	6/20/18	$(19,370)	$(3,772)	$(23,142)
Bulgaria	BNP Paribas	3,100	1.00	(1)	9/20/18	(31,700)	(11,072)	(42,772)
Bulgaria	BNP Paribas	2,160	1.00	(1)	12/20/18	(23,327)	(9,580)	(32,907)
China	Bank of America, N.A.	6,100	1.00	(1)	3/20/17	(26,088)	(13,871)	(39,959)

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
China	Barclays Bank PLC	$10,076	1.00	%(1)	3/20/17	$(43,092)	$(20,851)	$(63,943)
China	Deutsche Bank AG	3,700	1.00	(1)	3/20/17	(15,824)	(7,277)	(23,101)
China	Deutsche Bank AG	4,300	1.00	(1)	3/20/17	(18,390)	(8,457)	(26,847)
China	JPMorgan Chase Bank, N.A.	10,200	1.00	(1)	3/20/18	(106,158)	43,540	(62,618)
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	(15,845)	(30,546)	(46,391)
Croatia	BNP Paribas	3,960	1.00	(1)	6/20/18	(27,659)	(102,827)	(130,486)
Croatia	BNP Paribas	915	1.00	(1)	3/20/20	10,321	(51,118)	(40,797)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	(11,884)	(22,635)	(34,519)
Croatia	Citibank, N.A.	5,000	1.00	(1)	12/20/17	(39,613)	(77,198)	(116,811)
Croatia	Citibank, N.A.	1,913	1.00	(1)	3/20/18	(14,265)	(48,731)	(62,996)
Croatia	Citibank, N.A.	930	1.00	(1)	6/20/18	(6,496)	(24,567)	(31,063)
Croatia	Citibank, N.A.	1,270	1.00	(1)	6/20/18	(8,870)	(39,063)	(47,933)
Croatia	Citibank, N.A.	5,580	1.00	(1)	6/20/18	(38,974)	(169,464)	(208,438)
Croatia	Citibank, N.A.	400	1.00	(1)	3/20/20	4,512	(20,299)	(15,787)
Croatia	Citibank, N.A.	156	1.00	(1)	6/20/20	2,551	(8,163)	(5,612)
Croatia	Citibank, N.A.	1,210	1.00	(1)	6/20/20	19,818	(64,945)	(45,127)
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	(15,845)	(30,261)	(46,106)
Croatia	Goldman Sachs International	3,000	1.00	(1)	3/20/19	(8,975)	(103,235)	(112,210)
Croatia	Goldman Sachs International	2,670	1.00	(1)	3/20/20	30,116	(133,779)	(103,663)
Croatia	Goldman Sachs International	4,150	1.00	(1)	3/20/20	46,809	(208,144)	(161,335)
Croatia	Goldman Sachs International	2,100	1.00	(1)	6/20/20	34,395	(113,091)	(78,696)
Croatia	HSBC Bank USA, N.A.	2,822	1.00	(1)	3/20/18	(21,043)	(71,886)	(92,929)
Croatia	JPMorgan Chase Bank, N.A.	1,533	1.00	(1)	6/20/18	(10,707)	(47,191)	(57,898)
Croatia	Morgan Stanley & Co. International PLC	1,782	1.00	(1)	12/20/16	(3,752)	(3,376)	(7,128)
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	(10,973)	(20,272)	(31,245)
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00	(1)	12/20/17	(12,637)	(24,964)	(37,601)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	(19,807)	(38,351)	(58,158)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	(19,807)	(39,093)	(58,900)
Croatia	Morgan Stanley & Co. International PLC	1,266	1.00	(1)	3/20/18	(9,440)	(32,560)	(42,000)
Croatia	Morgan Stanley & Co. International PLC	3,063	1.00	(1)	3/20/18	(22,840)	(70,965)	(93,805)
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00	(1)	6/20/18	(8,123)	(37,365)	(45,488)
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	6/20/18	(17,462)	(73,560)	(91,022)
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00	(1)	6/20/18	(19,173)	(90,286)	(109,459)
Croatia	Nomura International PLC	6,600	1.00	(1)	3/20/18	(49,214)	(121,182)	(170,396)
Italy	Bank of America, N.A.	9,870	1.00	(1)	12/20/21	183,802	(238,434)	(54,632)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	162,905	(198,473)	(35,568)
Lebanon	Deutsche Bank AG	5,130	1.00	(1)	3/20/18	162,905	(198,545)	(35,640)
Lebanon	Goldman Sachs International	39,456	1.00	(1)	6/20/18	1,645,328	(1,737,352)	(92,024)
Lebanon	Goldman Sachs International	3,722	5.00	(1)	12/20/18	(93,918)	89,653	(4,265)
Lebanon	Goldman Sachs International	3,450	5.00	(1)	12/20/18	(87,055)	76,860	(10,195)
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	27,279	(40,379)	(13,100)
Lebanon	JPMorgan Chase Bank, N.A.	1,300	5.00	(1)	12/20/17	(35,913)	9,581	(26,332)
Malaysia	Barclays Bank PLC	11,200	1.00	(1)	12/20/21	110,705	(120,931)	(10,226)

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Malaysia	BNP Paribas	$12,530	1.00	%(1)	12/20/21	$123,851	$(114,201)	$9,650
Malaysia	BNP Paribas	12,540	1.00	(1)	12/20/21	123,950	(126,246)	(2,296)
Malaysia	BNP Paribas	9,400	1.00	(1)	12/20/21	92,913	(110,471)	(17,558)
Malaysia	Goldman Sachs International	4,622	1.00	(1)	12/20/21	45,685	(44,362)	1,323
Malaysia	HSBC Bank USA, N.A.	33,653	1.00	(1)	12/20/21	332,637	(307,022)	25,615
Malaysia	JPMorgan Chase Bank, N.A.	7,835	1.00	(1)	12/20/21	77,444	(69,545)	7,899
Mexico	Bank of America, N.A.	1,900	1.00	(1)	6/20/22	63,185	(69,296)	(6,111)
Mexico	Barclays Bank PLC	1,000	1.00	(1)	6/20/22	33,255	(43,467)	(10,212)
Mexico	Barclays Bank PLC	3,300	1.00	(1)	6/20/23	167,140	(77,049)	90,091
Mexico	Citibank, N.A.	1,250	1.00	(1)	6/20/22	41,569	(46,813)	(5,244)
Philippines	Credit Suisse International	8,100	1.00	(1)	12/20/16	(18,311)	(6,009)	(24,320)
Poland	Bank of America, N.A.	5,200	1.00	(1)	9/20/19	(101,528)	50,344	(51,184)
Poland	Barclays Bank PLC	6,320	1.00	(1)	9/20/18	(104,095)	57,073	(47,022)
Poland	Barclays Bank PLC	3,164	1.00	(1)	9/20/19	(61,776)	32,403	(29,373)
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(7,598)	7,161	(437)
Qatar	Bank of America, N.A.	540	1.00	(1)	6/20/19	(7,598)	6,747	(851)
Qatar	Barclays Bank PLC	9,791	1.00	(1)	12/20/18	(129,444)	68,488	(60,956)
Qatar	Barclays Bank PLC	1,200	1.00	(1)	3/20/19	(16,370)	8,818	(7,552)
Qatar	Barclays Bank PLC	3,960	1.00	(1)	12/20/20	(47,360)	(62,145)	(109,505)
Qatar	Barclays Bank PLC	11,180	1.00	(1)	12/20/20	(133,709)	(131,568)	(265,277)
Qatar	Barclays Bank PLC	13,420	1.00	(1)	12/20/20	(160,499)	(204,257)	(364,756)
Qatar	Barclays Bank PLC	66,967	1.00	(1)	12/20/21	(438,476)	196,454	(242,022)
Qatar	Barclays Bank PLC	2,130	1.00	(1)	9/20/22	(3,365)	14,654	11,289
Qatar	Barclays Bank PLC	7,680	1.00	(1)	9/20/23	36,813	4,560	41,373
Qatar	Barclays Bank PLC	3,600	1.00	(1)	9/20/23	17,256	11,979	29,235
Qatar	BNP Paribas	539	1.00	(1)	6/20/19	(7,584)	5,052	(2,532)
Qatar	Citibank, N.A.	2,020	1.00	(1)	6/20/19	(28,421)	24,782	(3,639)
Qatar	Deutsche Bank AG	539	1.00	(1)	6/20/19	(7,584)	4,762	(2,822)
Qatar	Deutsche Bank AG	1,740	1.00	(1)	6/20/19	(24,481)	15,372	(9,109)
Qatar	Deutsche Bank AG	3,940	1.00	(1)	6/20/21	(36,385)	(17,430)	(53,815)
Qatar	Deutsche Bank AG	4,030	1.00	(1)	6/20/21	(37,216)	(30,273)	(67,489)
Qatar	Deutsche Bank AG	8,040	1.00	(1)	6/20/21	(74,247)	(48,006)	(122,253)
Qatar	Goldman Sachs International	1,660	1.00	(1)	3/20/19	(22,645)	14,123	(8,522)
Qatar	Goldman Sachs International	3,330	1.00	(1)	3/20/19	(45,427)	23,848	(21,579)
Qatar	Goldman Sachs International	1,360	1.00	(1)	12/20/20	(16,265)	(26,567)	(42,832)
Qatar	Goldman Sachs International	7,960	1.00	(1)	12/20/20	(95,199)	(105,779)	(200,978)
Qatar	Goldman Sachs International	2,100	1.00	(1)	12/20/23	13,311	(5,120)	8,191
Qatar	Goldman Sachs International	1,730	1.00	(1)	9/20/24	20,435	1,168	21,603
Qatar	JPMorgan Chase Bank, N.A.	580	1.00	(1)	3/20/19	(7,912)	4,657	(3,255)
Qatar	JPMorgan Chase Bank, N.A.	510	1.00	(1)	6/20/19	(7,175)	6,773	(402)
Qatar	JPMorgan Chase Bank, N.A.	1,032	1.00	(1)	6/20/19	(14,520)	10,195	(4,325)
Qatar	JPMorgan Chase Bank, N.A.	1,520	1.00	(1)	6/20/19	(21,386)	13,035	(8,351)
Qatar	Nomura International PLC	620	1.00	(1)	3/20/19	(8,458)	4,552	(3,906)

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Qatar	Nomura International PLC	$1,540	1.00	%(1)	3/20/19	$(21,008)	$11,664	$(9,344)
Qatar	Nomura International PLC	5,380	1.00	(1)	9/20/24	63,550	14,541	78,091
Qatar	UBS AG	5,500	1.00	(1)	12/20/23	34,861	(13,588)	21,273
South Africa	Bank of America, N.A.	26,320	1.00	(1)	9/20/22	2,193,597	(1,215,277)	978,320
South Africa	Bank of America, N.A.	14,640	1.00	(1)	9/20/22	1,220,146	(610,371)	609,775
South Africa	Bank of America, N.A.	5,000	1.00	(1)	9/20/22	416,717	(220,426)	196,291
South Africa	Bank of America, N.A.	7,500	1.00	(1)	9/20/22	625,075	(435,708)	189,367
South Africa	Barclays Bank PLC	3,100	1.00	(1)	9/20/22	258,364	(154,629)	103,735
South Africa	BNP Paribas	3,100	1.00	(1)	9/20/22	258,364	(158,874)	99,490
South Africa	BNP Paribas	2,940	1.00	(1)	12/20/25	430,070	(450,259)	(20,189)
South Africa	BNP Paribas	13,330	1.00	(1)	12/20/25	1,949,944	(2,268,400)	(318,456)
South Africa	BNP Paribas	15,990	1.00	(1)	12/20/25	2,339,055	(2,722,632)	(383,577)
South Africa	BNP Paribas	26,186	1.00	(1)	12/20/25	3,830,549	(4,266,763)	(436,214)
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/22	308,370	(223,197)	85,173
South Africa	Deutsche Bank AG	5,700	1.00	(1)	9/20/22	475,057	(329,098)	145,959
South Africa	Deutsche Bank AG	4,860	1.00	(1)	9/20/22	405,049	(281,807)	123,242
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/22	1,250,150	(870,258)	379,892
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/22	255,864	(172,517)	83,347
South Africa	Goldman Sachs International	2,647	1.00	(1)	12/20/22	235,907	(157,693)	78,214
South Africa	HSBC Bank USA, N.A.	7,120	1.00	(1)	12/20/22	634,551	(386,546)	248,005
South Africa	HSBC Bank USA, N.A.	2,500	1.00	(1)	12/20/22	222,806	(143,025)	79,781
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/22	83,343	(45,613)	37,730
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/22	674,745	(443,891)	230,854
Spain	Bank of America, N.A.	2,400	1.00	(1)	9/20/20	(44,913)	(103,860)	(148,773)
Spain	Barclays Bank PLC	2,421	1.00	(1)	9/20/20	(45,306)	(91,790)	(137,096)
Spain	Barclays Bank PLC	1,100	1.00	(1)	12/20/20	(20,375)	(46,296)	(66,671)
Spain	Barclays Bank PLC	3,900	1.00	(1)	12/20/20	(72,238)	(167,231)	(239,469)
Spain	Barclays Bank PLC	3,200	1.00	(1)	12/20/20	(59,273)	(196,801)	(256,074)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(90,728)	(228,923)	(319,651)
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	(90,728)	(257,862)	(348,590)
Spain	Barclays Bank PLC	5,000	1.00	(1)	3/20/22	(84,943)	(534,707)	(619,650)
Spain	Credit Suisse International	2,200	1.00	(1)	3/20/21	(40,336)	(149,602)	(189,938)
Spain	Credit Suisse International	5,000	1.00	(1)	6/20/21	(90,728)	(249,951)	(340,679)
Spain	Deutsche Bank AG	3,500	1.00	(1)	12/20/20	(64,829)	(172,119)	(236,948)
Spain	Deutsche Bank AG	10,730	1.00	(1)	6/20/22	(173,769)	(1,675,653)	(1,849,422)
Thailand	Citibank, N.A.	7,900	1.00	(1)	12/20/16	(18,175)	(8,393)	(26,568)
Thailand	Citibank, N.A.	6,900	1.00	(1)	3/20/18	(76,512)	909	(75,603)

Total						$18,203,890	$(24,793,749)	$(6,589,859)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2016, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $659,202,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

WTI	–	West Texas Intermediate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SAR	–	Saudi Riyal
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
ZAR	–	South African Rand

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $1,838,367,911)	$1,890,047,789
Affiliated investment, at value (identified cost, $247,660,434)	247,702,689
Cash	21,381,491
Restricted cash*	65,853,555
Foreign currency, at value (identified cost, $20,684,732)	20,581,020
Interest receivable	40,348,014
Receivable for investments sold	7,035,705
Receivable for premiums on swap contracts	80,162
Receivable for variation margin on open futures contracts	4,546,383
Receivable for variation margin on open centrally cleared swap contracts	551,189
Receivable for open forward foreign currency exchange contracts	52,822,064
Receivable for open swap contracts	28,552,435
Premium paid on open non-centrally cleared swap contracts	25,627,497
Tax reclaims receivable	22,512
Total assets	$2,405,152,505

Liabilities
Cash collateral due to brokers	$25,990,000
Written options outstanding, at value (premiums received, $10,244,366)	9,966,071
Payable for investments purchased	7,270,187
Payable for when-issued securities	4,240,000
Payable for securities sold short, at value (proceeds, $5,109,274)	4,943,898
Payable for open forward commodity contracts	1,151,255
Payable for open forward foreign currency exchange contracts	47,932,162
Payable for open swap contracts	15,451,700
Premium received on open non-centrally cleared swap contracts	24,839,274
Payable to affiliates:
Investment adviser fee	1,805,563
Trustees’ fees	5,780
Interest payable on securities sold short	52,848
Accrued foreign capital gains taxes	126,601
Accrued expenses and other liabilities	1,164,315
Total liabilities	$144,939,654
Net Assets applicable to investors’ interest in Portfolio	$2,260,212,851

Sources of Net Assets
Investors’ capital	$2,173,131,262
Net unrealized appreciation	87,081,589
Total	$2,260,212,851

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest (net of foreign taxes, $669,140)	$123,580,636
Dividends (net of foreign taxes, $90,399)	475,242
Interest allocated from/dividends from affiliated investment	856,832
Expenses allocated from affiliated investment	(21,888)
Total investment income	$124,890,822

Expenses
Investment adviser fee	$19,110,746
Trustees’ fees and expenses	68,113
Custodian fee	1,654,530
Legal and accounting services	494,482
Interest expense and fees	255,121
Interest expense on securities sold short	374,742
Miscellaneous	240,652
Total expenses	$22,198,386

Net investment income	$102,692,436

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $966,208)	$(35,845,179)
Investment transactions in/allocated from affiliated investment	15,553
Written options and swaptions	8,274,831
Securities sold short	(452,549)
Futures contracts	(25,705,281)
Swap contracts	(13,502,959)
Forward commodity contracts	(264,181)
Foreign currency and forward foreign currency exchange contract transactions	(47,150,195)
Non-deliverable bond forward contracts	307,905
Disposal of investments in violation of restrictions and net increase from payment by affiliate	0
Net realized loss	$(114,322,055)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease in accrued foreign capital gains taxes of $281,846)	$125,522,383
Investments — affiliated investment	42,255
Written options and swaptions	(3,913,401)
Securities sold short	166,257
Futures contracts	9,530,433
Swap contracts	28,377,631
Forward commodity contracts	(1,689,130)
Foreign currency and forward foreign currency exchange contracts	5,532,071
Non-deliverable bond forward contracts	683,599
Net change in unrealized appreciation (depreciation)	$164,252,098

Net realized and unrealized gain	$49,930,043

Net increase in net assets from operations	$152,622,479

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$102,692,436	$96,436,656
Net realized gain (loss) from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and disposal of investments in violation of restrictions and net increase from payment by affiliate	(114,322,055)	71,469,995
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	164,252,098	(116,558,523)
Net increase in net assets from operations	$152,622,479	$51,348,128
Capital transactions —
Contributions	$613,845,723	$502,588,326
Withdrawals	(385,263,746)	(185,082,029)
Net increase in net assets from capital transactions	$228,581,977	$317,506,297

Net increase in net assets	$381,204,456	$368,854,425

Net Assets
At beginning of year	$1,879,008,395	$1,510,153,970
At end of year	$2,260,212,851	$1,879,008,395

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016		2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	1.10%		1.14%	1.28%	1.53%	1.62%
Net investment income	5.09%		5.53%	4.58%	3.41%	4.28%
Portfolio Turnover	97%		75%	116%	65%	91%

Total Return	7.79	%(3)	3.36%	6.99%	(1.50)%	5.20%

Net assets, end of year (000’s omitted)	$2,260,213		$1,879,008	$1,510,154	$1,731,630	$1,187,465

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.03%, 0.03%, 0.14%, 0.42% and 0.47% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(3)	During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 78.3%, 18.0%, 2.0%, 0.9%, 0.5% and 0.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2016 were $23,974,111 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation. A summary of the Subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount

Total assets	$25,169,930
Total liabilities	1,195,819
Net assets	23,974,111
Net investment income (loss)	(259,677)
Net realized gain (loss)	12,492,873
Net change in unrealized appreciation (depreciation)	(1,967,641)
Net increase (decrease) in net assets from operations	10,265,555

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained

50

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

51

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the

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right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit

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Notes to Consolidated Financial Statements — continued

loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

T  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

V  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will

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be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $19,110,746 or 0.95% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

During the year ended October 31, 2016, BMR reimbursed the Portfolio $16,452 for a loss on the sale of investment securities not meeting investment guidelines of the Portfolio and $14,897 for a trading error. The effect of the losses incurred and the reimbursements by BMR of such amounts had no impact on total return.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, aggregated $1,811,350,450 and $1,578,430,033, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,157,844,827

Gross unrealized appreciation	$38,579,127
Gross unrealized depreciation	(36,206,366)

Net unrealized appreciation	$2,372,761

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions, securities sold short and accrued foreign capital gains taxes at October 31, 2016 on a federal income tax basis was $29,731,369.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward commodity contracts, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Consolidated Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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Notes to Consolidated Financial Statements — continued

Written options and swaptions activity for the year ended October 31, 2016 was as follows:

	Numbers of Contracts	Principal Amount of Contracts (000’s omitted)	Notional Amount — Swaptions (000’s omitted)	Premiums Received

Outstanding, beginning of year	431	$414,214	$60,759	$34,615,954
Options written	—	283,223	—	5,468,527
Options terminated in closing purchase transactions	(221)	(122,293)	(60,759)	(17,127,840)
Options exercised	—	(200,084)	—	(5,016,490)
Options expired	(210)	(227,994)	—	(7,695,785)

Outstanding, end of year	—	$147,066	$—	$10,244,366

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts and equity index options to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $86,608,269. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $13,772,549 at October 31, 2016.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as

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collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2016. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$7,150	$—	$5,750,645	$23,008,777	$—	$28,766,572
Net unrealized appreciation*	8,505,512	518,381	—	—	25,654,596	34,678,489
Receivable for open forward foreign currency exchange contracts	—	—	—	52,822,064	—	52,822,064
Receivable/Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	22,322,830	—	—	19,124,909	41,447,739

Total Asset Derivatives	$8,512,662	$22,841,211	$5,750,645	$75,830,841	$44,779,505	$157,714,864

Derivatives not subject to master netting or similar agreements	$8,512,662	$518,381	$—	$—	$25,654,596	$34,685,639

Total Asset Derivatives subject to master netting or similar agreements	$—	$22,322,830	$5,750,645	$75,830,841	$19,124,909	$123,029,225

	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$—	$—	$(9,966,071)	$—	$(9,966,071)
Net unrealized appreciation*	(1,229,401)	(4,990,851)	(216,974)	—	(9,528,156)	(15,965,382)
Payable for open forward commodity contracts	(1,151,255)	—	—	—	—	(1,151,255)
Payable for open forward foreign currency exchange contracts	—	—	—	(47,932,162)	—	(47,932,162)
Payable/Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	—	(23,701,293)	—	—	(3,857,488)	(27,558,781)

Total Liability Derivatives	$(2,380,656)	$(28,692,144)	$(216,974)	$(57,898,233)	$(13,385,644)	$(102,573,651)

Derivatives not subject to master netting or similar agreements	$(1,229,401)	$(4,990,851)	$(216,974)	$—	$(9,528,156)	$(15,965,382)

Total Liability Derivatives subject to master netting or similar agreements	$(1,151,255)	$(23,701,293)	$—	$(57,898,233)	$(3,857,488)	$(86,608,269)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

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Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$15,921	$(15,921)	$—	$—	$—
Bank of America, N.A.	10,098,704	(1,024,111)	(9,074,593)	—	—
Barclays Bank PLC	693,835	(693,835)	—	—	—
BNP Paribas	16,944,191	(16,944,191)	—	—	—
Citibank, N.A.	4,486,943	(4,139,942)	—	—	347,001
Credit Suisse International	1,693,360	(829,072)	(864,288)	—	—
Deutsche Bank AG	18,730,139	(17,471,737)	—	(1,258,402)	—
Goldman Sachs International	34,925,174	(13,845,129)	(21,080,045)	—	—
HSBC Bank USA, N.A.	1,217,273	(222,970)	(890,553)	—	103,750
ICBC Standard Bank plc	21,869	—	—	—	21,869
JPMorgan Chase Bank, N.A.	13,024,405	(3,498,876)	—	(9,525,529)	—
Morgan Stanley & Co. International PLC	100,891	(100,891)	—	—	—
Nomura International PLC	821,638	(420,506)	(401,132)	—	—
Standard Chartered Bank	19,356,735	(11,601,428)	—	(7,755,307)	—
The Bank of Nova Scotia	231,829	(231,829)	—	—	—
UBS AG	666,318	—	—	—	666,318

	$123,029,225	$(71,040,438)	$(32,310,611)	$(18,539,238)	$1,138,938

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(57,962)	$15,921	$—	$—	$(42,041)
Bank of America, N.A.	(1,024,111)	1,024,111	—	—	—
Barclays Bank PLC	(3,248,643)	693,835	2,554,808	—	—
BNP Paribas	(28,358,299)	16,944,191	8,873,015	—	(2,541,093)
Citibank, N.A.	(4,970,981)	4,139,942	831,039	—	—
Credit Suisse International	(829,072)	829,072	—	—	—
Deutsche Bank AG	(17,471,737)	17,471,737	—	—	—
Goldman Sachs International	(13,845,129)	13,845,129	—	—	—
HSBC Bank USA, N.A.	(222,970)	222,970	—	—	—
JPMorgan Chase Bank, N.A.	(3,498,876)	3,498,876	—	—	—
Merrill Lynch International	(320,216)	—	—	320,216	—
Morgan Stanley & Co. International PLC	(197,168)	100,891	89,990	—	(6,287)
Nomura International PLC	(420,506)	420,506	—	—	—
Standard Chartered Bank	(11,601,428)	11,601,428	—	—	—
The Bank of Nova Scotia	(541,171)	231,829	—	—	(309,342)

	$(86,608,269)	$71,040,438	$12,348,852	$320,216	$(2,898,763)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

58

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Information with respect to reverse repurchase agreements at October 31, 2016 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(3,700,114)	$(10,695,479)	$782,440
Futures contracts	12,757,054	—	(8,438,364)	—	(30,023,971)
Written options and swaptions	—	—	1,733,941	5,961,845	579,045
Swap contracts	—	(6,334,951)	—	—	(7,168,008)
Forward commodity contracts	(264,181)	—	—	—	—
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	(44,402,329)	—

Non-deliverable bond forward contracts	—	—	—	—	307,905

Total	$12,492,873	$(6,334,951)	$(10,404,537)	$(49,135,963)	$(35,522,589)

Change in unrealized appreciation (depreciation) —
Investments	$(294,439)	$—	$1,356,759	$(861,864)	$352,925
Futures contracts	15,518	—	(1,440,687)	—	10,955,602
Written options and swaptions	—	—	(186,750)	(3,316,314)	(410,337)
Swap contracts	—	(4,174,911)	—	—	32,552,542
Forward commodity contracts	(1,689,130)	—	—	—	—
Foreign currency and forward foreign currency exchange contracts	—	—	—	5,862,297	—

Non-deliverable bond forward contracts	—	—	—	—	683,599

Total	$(1,968,051)	$(4,174,911)	$(270,678)	$1,684,119	$44,134,331

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$41,099,000	$647,788,000	$16,321,000	$4,171,465,000	$1,420,000	$14,297,000	$4,299,867,000

The average principal amount of purchased currency options contracts and average number of purchased options contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were approximately $719,110,000 and 1,318 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

59

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

7  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2016. For the year ended October 31, 2016, the average borrowings under settled reverse repurchase agreements and the average interest rate received were approximately $5,139,000 and 1.36%, respectively.

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Foreign Government Bonds	$—	$1,633,598,098		$—	$1,633,598,098
Foreign Corporate Bonds	—	36,154,014		—	36,154,014
Sovereign Loans	—	14,383,950		9,389,737	23,773,687
Collateralized Mortgage Obligations	—	12,495,787		—	12,495,787
Common Stocks	52,544,941	13,960,723	**	—	66,505,664
Currency Options Purchased	—	23,008,777		—	23,008,777
Call Options Purchased	7,150	5,750,645		—	5,757,795
Short-Term Investments —
Foreign Government Securities	—	28,099,348		—	28,099,348
U.S. Treasury Obligations	—	55,494,557		—	55,494,557
Repurchase Agreements	—	5,160,062		—	5,160,062
Other	—	247,702,689		—	247,702,689

Total Investments	$52,552,091	$2,075,808,650		$9,389,737	$2,137,750,478

Forward Foreign Currency Exchange Contracts	$—	$52,822,064		$—	$52,822,064
Futures Contracts	11,413,016	—		—	11,413,016
Swap Contracts	—	72,363,355		—	72,363,355

Total	$63,965,107	$2,200,994,069		$9,389,737	$2,274,348,913

60

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3*	Total

Currency Options Written	$—	$(9,966,071)	$—	$(9,966,071)
Securities Sold Short	—	(4,943,898)	—	(4,943,898)
Forward Commodity Contracts	—	(1,151,255)	—	(1,151,255)
Forward Foreign Currency Exchange Contracts	—	(47,932,162)	—	(47,932,162)
Futures Contracts	(1,229,401)	(216,974)	—	(1,446,375)
Swap Contracts	—	(37,671,276)	—	(37,671,276)

Total	$(1,229,401)	$(101,881,636)	$—	$(103,111,037)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

61

Global Macro Absolute Return Advantage Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and sovereign loans owned as of October 31, 2016, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

62

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

63

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

64

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Eric A. Stein 1980	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

65

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

66

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Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.16

Eaton Vance

Global Macro Capital Opportunities Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Global Macro Capital Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 35

Federal Tax Information	16

Management and Organization	36

Important Notices	39

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most global equity markets delivered moderate gains for the 12-month period ended October 31, 2016. Continued low interest rates and a rebound in oil prices were countered by geopolitical tensions and concerns about sluggish economic growth.

Global stocks moved in a choppy pattern during the first two months of the period. Worries about a possible interest rate hike by the U.S. Federal Reserve (the Fed) offset positive economic news, including further gains in the U.S. job market and higher European retail sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, global stocks rose briefly before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, Britain’s “Brexit” vote to leave the European Union sent stocks into a two-day tailspin, but equity markets quickly rallied, recovering the lost ground. In the U.S., major stock indexes reached multiple record highs during July and August 2016.

Global stocks pulled back in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, global equities drifted lower on worries about the U.S. presidential election as well as concerns about China’s lagging economy and the possibility of rising interest rates.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, returned 1.18%. The MSCI EAFE Index, an index of developed-market international equities, declined 3.23%, while the MSCI Emerging Markets Index returned 9.27%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 4.51%.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Global Macro Capital Opportunities Fund (the Fund) had a total return of 5.42% for Class A shares at net asset value (NAV), underperforming the 9.27% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index (the Primary Index) and outperforming the –3.05% return of the Fund’s secondary benchmark, the MSCI Frontier Markets Index (the Secondary Index).

The Fund outperformed the 3.22% return of its blended benchmark consisting of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index (the Blended Index). The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. The Fund’s strategy and investment process is supported by empirical evidence demonstrating that equity markets in countries that have experienced increasing economic freedom outperform those with decreasing economic freedom, both over time and during down markets. Investment decisions are focused on broad-based, country-level and sector equity exposures, rather than on individual stocks.

Fund positioning in China and Georgia, as well as not investing in Kuwait and Nigeria, contributed to Fund performance versus the Blended Index during the period. China, an emerging markets exposure, represented the Fund’s largest country position during the period, due to management’s view that economic freedom is increasing with gradual adoption of more free-market policies. An overweight in China helped results versus the Blended Index because Chinese equities outperformed the Blended Index as market concerns about China’s slowing growth abated during the period. Georgia was a country that saw gains in economic freedom during the period, including elimination of corporate income taxes, that drove strong equity performance.

Avoiding Kuwait and Nigeria, two of the largest frontier market exposures in the Blended Index, aided results versus the Blended Index as well. Markets in both countries were hurt by falling oil prices and by what management viewed as poor government economic policies.

In contrast, avoiding Brazil and Morocco and overweighting Romania detracted from Fund performance versus the Blended Index. In Brazil, an anti-corruption campaign led to changes in government leadership, and management believed the unelected new government did not have a mandate to implement economic reforms. Nonetheless, Brazil’s stock market rallied after the president was impeached, and not owning Brazilian equities detracted from Fund performance versus the Blended Index. Avoiding Morocco, a strong performer during the period, detracted from results versus the Blended Index as well. The Fund’s overweight in Romania also detracted from results versus the Blended Index. A corruption scandal brought down a government that had been improving economic freedom, and new investor-unfriendly legislation caused Romanian equities to underperform the Blended Index. By period-end, the Fund was no longer invested in Romania.

As of period-end on October 31, 2016, the Fund’s portfolio consisted of 55.2% emerging-market exposure, 35.1% frontier-market exposure, and 9.7% out-of-index developing economy exposure.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Performance2,3

Portfolio Managers Marshall L. Stocker, Ph.D., CFA, John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	5.42%	—	–2.94%
Class A with 5.75% Maximum Sales Charge	—	—	–0.61	—	–4.83
Class I at NAV	11/03/2014	11/01/2013	5.67	—	–2.78
MSCI Emerging Markets Index	—	—	9.27%	0.55%	–1.84%
MSCI Frontier Markets Index	—	—	–3.05	4.10	–1.11
Blended Index	—	—	3.22	2.55	–1.25

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.81%	1.56%
Net				1.65	1.40

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	11/01/2013	$229,749	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”.The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The blended index consists of 50% MSCI Emerging Markets Index and 50% MSCI Frontier Markets Index.Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,107.60	$8.74	**	1.65%
Class I	$1,000.00	$1,108.80	$7.42	**	1.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.36	**	1.65%
Class I	$1,000.00	$1,018.10	$7.10	**	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $120,362,401)	$124,167,240
Receivable for Fund shares sold	161,494
Receivable from affiliate	36,085
Total assets	$124,364,819

Liabilities
Payable for Fund shares redeemed	$531,215
Payable to affiliates:
Distribution and service fees	4,215
Trustees’ fees	42
Accrued expenses	61,161
Total liabilities	$596,633
Net Assets	$123,768,186

Sources of Net Assets
Paid-in capital	$132,535,928
Accumulated net realized loss from Portfolio	(13,205,751)
Accumulated undistributed net investment income	633,170
Net unrealized appreciation from Portfolio	3,804,839
Total	$123,768,186

Class A Shares
Net Assets	$19,598,562
Shares Outstanding	2,214,726
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.85
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.39

Class I Shares
Net Assets	$104,169,624
Shares Outstanding	11,745,011
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.87

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends allocated from Portfolio (net of foreign taxes, $268,149)	$2,473,978
Interest allocated from Portfolio (net of foreign taxes, $21)	21,315
Expenses allocated from Portfolio	(1,456,492)
Total investment income from Portfolio	$1,038,801

Expenses
Distribution and service fees
Class A	$46,447
Trustees’ fees and expenses	500
Custodian fee	15,100
Transfer and dividend disbursing agent fees	98,458
Legal and accounting services	30,322
Printing and postage	15,811
Registration fees	45,274
Miscellaneous	8,977
Total expenses	$260,889
Deduct —
Allocation of expenses to affiliate	$97,340
Total expense reductions	$97,340

Net expenses	$163,549

Net investment income	$875,252

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(9,787,560)
Financial futures contracts	193,594
Foreign currency and forward foreign currency exchange contract transactions	(294,357)
Net realized loss	$(9,888,323)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $48,463)	$16,576,382
Financial futures contracts	(218,607)
Foreign currency and forward foreign currency exchange contracts	70,227
Net change in unrealized appreciation (depreciation)	$16,428,002

Net realized and unrealized gain	$6,539,679

Net increase in net assets from operations	$7,414,931

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
From operations —
Net investment income	$875,252	$1,572,696
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(9,888,323)	(2,442,188)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	16,428,002	(12,623,163)
Net increase (decrease) in net assets from operations	$7,414,931	$(13,492,655)
Distributions to shareholders —
From net investment income
Class A	$(368,681)	$(13,362)
Class I	(1,936,538)	(73,910)
Total distributions to shareholders	$(2,305,219)	$(87,272)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,579,913	$23,243,329
Class I	31,512,999	122,623,805
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	366,894	13,268
Class I	1,936,538	73,884
Cost of shares redeemed
Class A	(5,924,121)	(2,122,755)
Class I	(28,717,651)	(16,347,702)
Net increase in net assets from Fund share transactions	$4,754,572	$127,483,829

Net increase in net assets	$9,864,284	$113,903,902

Net Assets
At beginning of period	$113,903,902	$—
At end of period	$123,768,186	$113,903,902

Accumulated undistributed net investment income included in net assets
At end of period	$633,170	$2,399,170

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$8.570	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.045	$0.120
Net realized and unrealized gain (loss)	0.403	(1.541)

Total income (loss) from operations	$0.448	$(1.421)

Less Distributions
From net investment income	$(0.168)	$(0.009)

Total distributions	$(0.168)	$(0.009)

Net asset value — End of period	$8.850	$8.570

Total Return(3)(4)	5.42%	(14.22	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,599	$18,836
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)(7)	1.65%	1.65	%(8)
Net investment income	0.55%	1.31	%(8)
Portfolio Turnover of the Portfolio	40%	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.09% and 0.16% of average daily net assets for the year ended October 31, 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$8.590	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.068	$0.147
Net realized and unrealized gain (loss)	0.400	(1.546)

Total income (loss) from operations	$0.468	$(1.399)

Less Distributions
From net investment income	$(0.188)	$(0.011)

Total distributions	$(0.188)	$(0.011)

Net asset value — End of period	$8.870	$8.590

Total Return(3)(4)	5.67%	(14.00	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104,170	$95,068
Ratios (as a percentage of average daily net assets):(6)
Expenses(4)(7)	1.40%	1.40	%(8)
Net investment income	0.82%	1.61	%(8)
Portfolio Turnover of the Portfolio	40%	27	%(9)

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.09% and 0.16% of average daily net assets for the year ended October 31, 2016 and the period ended October 31, 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2015.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Capital Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

12

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2016 and the period ended October 31, 2015 was as follows:

	Year Ended October 31, 2016	Period Ended October 31, 2015(1)

Distributions declared from:
Ordinary income	$2,305,219	$87,272

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

During the year ended October 31, 2016, accumulated net realized loss was decreased by $10,770, accumulated undistributed net investment income was decreased by $336,033 and paid-in capital was increased by $325,263 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$633,170
Deferred capital losses	$(12,810,682)
Net unrealized appreciation	$3,409,770

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $12,810,682 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $8,544,834 are short-term and $4,265,848 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM was allocated $97,340 of the Fund’s operating expenses for the year ended October 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $315 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no sales charge on sales of Class A shares for the year ended October 31, 2016. EVD received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $46,447 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $18,232,704 and $15,425,044, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2016	Period Ended October 31, 2015(1)

Sales	693,668	2,433,298
Issued to shareholders electing to receive payments of distributions in Fund shares	45,577	1,401
Redemptions	(722,651)	(236,567)

Net increase	16,594	2,198,132

Class I	Year Ended October 31, 2016	Period Ended October 31, 2015(1)

Sales	3,944,939	12,907,005
Issued to shareholders electing to receive payments of distributions in Fund shares	240,564	7,802
Redemptions	(3,509,545)	(1,845,754)

Net increase	675,958	11,069,053

(1)	For the period from the start of business, November 3, 2014, to October 31, 2015.

14

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Capital Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Capital Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended October 31, 2016 and for the period from the start of business, November 3, 2014, through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Capital Opportunities Fund as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended October 31, 2016 and for the period from the start of business, November 3, 2014, through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

15

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $1,457,405, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2016, the Fund paid foreign taxes of $268,170 and recognized foreign source income of $2,741,769.

16

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 95.2%

Security	Shares	Value

Argentina — 5.2%
Adecoagro SA(1)	39,100	$430,100
Banco Macro SA, Class B ADR	13,050	994,801
BBVA Banco Frances SA ADR	18,871	370,438
Cresud SA ADR(1)	15,748	275,590
Empresa Distribuidora Y Comercializadora Norte SA ADR(1)	12,034	308,913
Grupo Clarin SA GDR(2)	15,100	377,500
Grupo Financiero Galicia SA, Class B ADR	32,402	1,008,998
IRSA Inversiones y Representaciones SA ADR(1)	11,276	211,312
Pampa Energia SA ADR(1)	22,230	757,376
Petrobras Argentina SA ADR(1)	25,926	172,149
Telecom Argentina SA ADR	33,384	628,287
Transportadora de Gas del Sur SA ADR	39,857	288,963
YPF SA ADR	32,900	584,304

		$6,408,731

Canada — 0.5%
Turquoise Hill Resources, Ltd.(1)	187,000	$579,700

		$579,700

China — 15.3%
58.com, Inc. ADR(1)	1,316	$55,075
AAC Technologies Holdings, Inc.	17,500	166,739
Agricultural Bank of China, Ltd., Class H	512,000	215,384
Alibaba Group Holding, Ltd. ADR(1)	17,654	1,795,235
Alibaba Pictures Group, Ltd.(1)	230,000	45,274
Anhui Conch Cement Co., Ltd., Class H	24,000	66,334
ANTA Sports Products, Ltd.	17,000	49,025
Baidu, Inc. ADR(1)	4,880	863,077
Bank of China, Ltd., Class H	1,633,000	731,778
Bank of Communications, Ltd., Class H	209,000	158,855
Beijing Enterprises Holdings, Ltd.	11,500	57,475
Beijing Enterprises Water Group, Ltd.	98,000	70,888
Belle International Holdings, Ltd.	85,000	51,330
Brilliance China Automotive Holdings, Ltd.	56,000	66,612
BYD Co., Ltd., Class H(1)	14,500	95,459
CGN Power Co., Ltd., Class H(4)	155,000	45,252
China Cinda Asset Management Co., Ltd., Class H	147,000	52,810
China CITIC Bank Corp., Ltd., Class H	204,000	131,566
China Communications Construction Co., Ltd., Class H	119,000	130,668
China Conch Venture Holdings, Ltd.	23,500	43,870
China Construction Bank Corp., Class H	1,686,000	1,231,196
China Everbright, Ltd.	24,000	46,933
China Galaxy Securities Co., Ltd., Class H	59,500	56,488

Security	Shares	Value

China (continued)
China Gas Holdings, Ltd.	42,000	$63,929
China Huishan Dairy Holdings Co., Ltd.	111,000	41,201
China Life Insurance Co., Ltd., Class H	153,000	378,787
China Mengniu Dairy Co., Ltd.	69,000	130,342
China Merchants Bank Co., Ltd., Class H	102,500	249,254
China Merchants Port Holdings Co., Ltd.	22,000	56,879
China Minsheng Banking Corp., Ltd., Class H	144,500	164,414
China Mobile, Ltd.	124,000	1,420,593
China Overseas Land & Investment, Ltd.	88,000	270,150
China Pacific Insurance (Group) Co., Ltd., Class H	59,400	214,160
China Petroleum & Chemical Corp., Class H	566,000	409,332
China Railway Construction Corp., Ltd., Class H	46,500	58,126
China Railway Group, Ltd., Class H	86,000	66,293
China Resources Gas Group, Ltd.	20,000	62,711
China Resources Land, Ltd.	65,777	163,359
China Resources Power Holdings Co., Ltd.	34,000	57,608
China Shenhua Energy Co., Ltd., Class H	88,500	183,480
China State Construction International Holdings, Ltd.	42,000	61,272
China Taiping Insurance Holdings Co., Ltd.(1)	42,800	82,376
China Telecom Corp., Ltd., Class H	322,000	166,011
China Unicom (Hong Kong), Ltd.	138,000	162,014
China Vanke Co., Ltd., Class H	26,700	69,689
CITIC Securities Co., Ltd., Class H	39,500	87,357
CITIC, Ltd.	101,000	144,932
CNOOC, Ltd.	398,000	500,793
CRRC Corp., Ltd., Class H	79,750	72,208
CSPC Pharmaceutical Group, Ltd.	84,000	86,975
Ctrip.com International, Ltd. ADR(1)	5,100	225,165
Dongfeng Motor Group Co., Ltd., Class H	54,000	56,283
ENN Energy Holdings, Ltd.	14,000	65,819
Fang Holdings, Ltd. ADR(1)	5,969	19,877
Geely Automobile Holdings, Ltd.	115,000	118,330
GF Securities Co., Ltd., Class H	24,600	54,655
Great Wall Motor Co., Ltd., Class H	53,500	52,213
Guangdong Investment, Ltd.	48,000	72,371
Haier Electronics Group Co., Ltd.	17,000	27,400
Haitong Securities Co., Ltd., Class H	60,000	106,155
Hanergy Thin Film Power Group, Ltd.(1)(5)	302,000	0
Hengan International Group Co., Ltd.	17,000	135,060
Huaneng Power International, Inc., Class H	68,000	41,798
Industrial & Commercial Bank of China, Ltd., Class H	1,486,000	891,956
JD.com, Inc. ADR(1)	6,024	156,323
Kunlun Energy Co., Ltd.	66,000	49,729
Lenovo Group, Ltd.	160,000	102,493
NetEase, Inc. ADR	1,381	354,903
New China Life Insurance Co., Ltd., Class H	16,000	69,088

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

China (continued)
New Oriental Education & Technology Group, Inc. ADR(1)	2,374	$119,009
People’s Insurance Co. Group of China, Ltd. (The), Class H	129,000	51,256
PetroChina Co., Ltd., Class H	478,000	327,064
PICC Property & Casualty Co., Ltd., Class H	92,000	148,497
Ping An Insurance (Group) Co. of China, Ltd., Class H	109,000	573,723
Qinqin Foodstuffs Group (Cayman) Co., Ltd.(1)	3,400	1,173
Qunar Cayman Islands, Ltd. ADR(1)	977	28,890
Semiconductor Manufacturing International Corp.(1)	478,000	57,890
Shanghai Electric Group Co., Ltd., Class H(1)	14,000	6,464
Shenzhou International Group Holdings, Ltd.	12,000	79,483
Shimao Property Holdings, Ltd.	30,500	40,683
Sino Biopharmaceutical, Ltd.	90,000	62,906
Sinopharm Group Co., Ltd., Class H	22,400	108,774
TAL Education Group ADR(1)	758	61,732
Tencent Holdings, Ltd.	105,200	2,788,044
Tingyi (Cayman Islands) Holding Corp.	34,000	36,652
Vipshop Holdings, Ltd. ADR(1)	6,998	95,663
Want Want China Holdings, Ltd.	103,000	62,703
YY, Inc. ADR(1)	536	25,766
Zhuzhou CRRC Times Electric Co., Ltd.	11,000	53,189

		$18,980,747

Croatia — 1.7%
Adris Grupa DD, PFC Shares	6,900	$456,312
Atlantic Grupa DD	1,200	152,175
Ericsson Nikola Tesla DD	700	118,030
Hrvatski Telekom DD	29,152	694,710
Koncar-Elektroindustrija DD	1,200	119,546
Ledo DD	160	265,146
Podravka Prehrambena Industrija DD	5,700	304,361

		$2,110,280

Cyprus — 0.5%
Bank of Cyprus PCL(1)	4,150,000	$615,179

		$615,179

Georgia — 2.5%
BGEO Group PLC	46,500	$1,680,101
TBC Bank Group PLC(1)	91,600	1,445,207

		$3,125,308

Iceland — 4.2%
Eimskipafelag Islands HF	407,000	$1,150,830
Hagar HF	2,036,000	939,915

Security	Shares	Value

Iceland (continued)
HB Grandi HF	1,649,000	$395,268
Icelandair Group HF	1,860,000	399,609
Marel HF	397,000	863,503
Reginn HF(1)	1,637,000	357,513
Reitir Fasteignafelag HF	1,043,000	845,400
Siminn HF(1)	9,776,000	272,520

		$5,224,558

India — 9.0%
Adani Ports and Special Economic Zone, Ltd.	32,002	$145,988
Adani Power, Ltd.(1)	9,483	3,878
Ambuja Cements, Ltd.	25,300	90,815
Asian Paints, Ltd.	10,600	170,795
Aurobindo Pharma, Ltd.	10,300	126,352
Axis Bank, Ltd.	57,000	416,188
Bajaj Auto, Ltd.	3,200	135,747
Bajaj Finance, Ltd.	6,500	105,146
Bharat Petroleum Corp., Ltd.	10,600	106,345
Bharti Airtel, Ltd.	37,200	177,649
Bharti Infratel, Ltd.	22,419	116,536
Bosch, Ltd.	285	93,674
Cipla, Ltd.	13,700	118,518
Coal India, Ltd.	37,372	181,953
Dabur India, Ltd.	21,900	95,663
Dr. Reddy’s Laboratories, Ltd.	4,300	213,168
Eicher Motors, Ltd.	500	179,411
GAIL (India), Ltd.	13,600	87,870
Godrej Consumer Products, Ltd.	4,800	114,978
HCL Technologies, Ltd.	20,100	231,008
Hero MotoCorp, Ltd.	2,100	105,408
Hindalco Industries, Ltd.	45,900	102,989
Hindustan Unilever, Ltd.	22,800	286,688
Housing Development Finance Corp., Ltd.	49,800	1,028,093
ICICI Bank, Ltd.	41,000	170,414
Indiabulls Housing Finance, Ltd.	11,300	143,443
Infosys, Ltd.	61,100	916,316
ITC, Ltd.	115,750	418,768
JSW Steel, Ltd.	3,600	89,146
Larsen & Toubro, Ltd.	11,300	249,588
LIC Housing Finance, Ltd.	12,100	106,737
Lupin, Ltd.	8,100	184,439
Mahindra & Mahindra, Ltd.	13,200	259,850
Maruti Suzuki India, Ltd.	3,700	327,297
Motherson Sumi Systems, Ltd.	18,100	89,933
Nestle India, Ltd.	1,000	103,860

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

India (continued)
Oil & Natural Gas Corp., Ltd.	32,800	$141,793
Piramal Enterprises, Ltd.	3,300	89,252
Reliance Industries, Ltd.	43,500	683,528
Shree Cement, Ltd.	360	91,028
Shriram Transport Finance Co., Ltd.	6,100	99,571
State Bank of India	56,000	215,821
Sun Pharmaceutical Industries, Ltd.	33,247	372,934
Tata Consultancy Services, Ltd.	16,000	572,723
Tata Motors, Ltd.	54,100	430,113
Tata Motors, Ltd., Class A	16,400	85,064
UltraTech Cement, Ltd.	1,500	89,194
UPL, Ltd.	13,600	141,542
Vedanta, Ltd.	41,000	124,420
Wipro, Ltd.	23,135	161,264
Yes Bank, Ltd.	11,200	212,035
Zee Entertainment Enterprises, Ltd.	21,600	167,591

		$11,172,524

Indonesia — 5.3%
Astra International Tbk PT	1,263,900	$797,404
Bank Central Asia Tbk PT	744,200	884,813
Bank Mandiri Tbk PT	592,100	521,551
Bank Negara Indonesia Persero Tbk PT	515,100	219,903
Bank Rakyat Indonesia Tbk PT	688,000	642,433
Charoen Pokphand Indonesia Tbk PT	516,800	146,258
Gudang Garam Tbk PT	27,300	142,042
Hanjaya Mandala Sampoerna Tbk PT	642,100	194,389
Indocement Tunggal Prakarsa Tbk PT	107,300	135,103
Indofood CBP Sukses Makmur Tbk PT	177,600	127,929
Indofood Sukses Makmur Tbk PT	305,000	198,304
Kalbe Farma Tbk PT	1,471,900	196,132
Lippo Karawaci Tbk PT	1,478,100	102,244
Matahari Department Store Tbk PT	156,200	215,409
Perusahaan Gas Negara Persero Tbk PT	785,700	153,902
Semen Indonesia Persero Tbk PT	212,500	160,174
Summarecon Agung Tbk PT	802,100	101,322
Surya Citra Media Tbk PT	439,800	89,319
Telekomunikasi Indonesia Tbk PT	3,009,400	971,656
Unilever Indonesia Tbk PT	97,200	331,235
United Tractors Tbk PT	121,000	200,162

		$6,531,684

Kazakhstan — 2.9%
Central Asia Metals PLC	176,600	$407,101
Halyk Savings Bank of Kazakhstan JSC GDR(1)(2)	167,650	1,114,941

Security	Shares	Value

Kazakhstan (continued)
KAZ Minerals PLC(1)	185,025	$646,287
KazMunaiGas Exploration Production GDR, London Shares(1)(2)	101,909	769,518
KazMunaiGas Exploration Production GDR, New York Shares(1)(2)	30,100	227,255
Kcell JSC GDR(2)	113,842	404,051

		$3,569,153

Kenya — 2.8%
ARM Cement, Ltd.(1)	96,800	$24,330
Britam Holdings, Ltd.	254,700	25,824
Centum Investment Co., Ltd.	153,200	60,329
Co-operative Bank of Kenya, Ltd. (The)	1,499,533	188,100
East African Breweries, Ltd.	180,104	494,084
Equity Group Holdings, Ltd.	2,919,100	889,594
KCB Group, Ltd.	2,747,200	742,572
Kenya Airways, Ltd.(1)	383,378	25,720
Kenya Electricity Generating Co., Ltd.	1,912,575	110,287
Kenya Power & Lighting, Ltd.	313,400	28,492
NIC Bank, Ltd.	209,800	56,716
Safaricom, Ltd.	4,553,317	891,069

		$3,537,117

Mauritius — 1.9%
Alteo, Ltd.	52,987	$39,639
CIEL, Ltd.	430,500	73,295
CIM Financial Services, Ltd.	238,300	47,099
ENL Land, Ltd.	72,211	85,366
Gamma Civic, Ltd.	81,886	55,356
Harel Mallac & Co., Ltd.	31,500	63,299
IBL, Ltd.(1)	37,656	31,424
LUX Island Resorts, Ltd.	62,400	103,238
MCB Group, Ltd.	138,908	825,812
New Mauritius Hotels, Ltd.	305,790	162,996
New Mauritius Hotels, Ltd., PFC Shares	101,930	33,795
Omnicane, Ltd.	15,009	25,141
Phoenix Beverages, Ltd.	10,200	123,604
Rogers & Co., Ltd.	187,150	141,277
SBM Holdings, Ltd.	1,963,910	377,028
Sun, Ltd., Class A(1)	65,600	60,410
Terra Mauricia, Ltd.	90,156	74,956
Vivo Energy Mauritius, Ltd.	23,359	67,886

		$2,391,621

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Mexico — 3.4%
Alfa SAB de CV, Series A	86,400	$131,102
America Movil SAB de CV, Series L ADR	44,400	583,416
Cemex SAB de CV ADR(1)	40,112	348,172
Coca-Cola Femsa SAB de CV ADR	1,600	120,016
Fibra Uno Administracion SA de CV	78,200	148,820
Fomento Economico Mexicano SAB de CV ADR	5,200	497,484
Grupo Aeroportuario del Pacifico SAB de CV, Class B ADR	1,100	106,293
Grupo Aeroportuario del Sureste SAB de CV, Class B ADR	700	111,300
Grupo Bimbo SAB de CV, Series A	50,300	135,617
Grupo Carso SAB de CV, Series A1	20,500	89,588
Grupo Financiero Banorte SAB de CV, Class O	72,000	424,739
Grupo Financiero Inbursa SAB de CV, Class O	75,000	122,216
Grupo Financiero Santander Mexico SAB de CV ADR	13,200	119,460
Grupo Mexico SAB de CV, Series B	111,800	274,457
Grupo Televisa SAB ADR	13,900	340,967
Industrias Penoles SAB de CV	4,500	108,863
Kimberly-Clark de Mexico SAB de CV, Class A	50,800	109,470
Mexichem SAB de CV	38,100	91,052
Promotora y Operadora de Infraestructura SAB de CV	8,500	94,822
Wal-Mart de Mexico SAB de CV, Series V	149,500	316,227

		$4,274,081

Norway — 0.1%
Telenor ASA	9,700	$154,277

		$154,277

Pakistan — 5.5%
Abbott Laboratories Pakistan, Ltd.	14,900	$114,029
Askari Bank, Ltd.	333,400	67,820
Bank AL Habib, Ltd.	607,400	266,511
Bank Alfalah, Ltd.	576,300	162,217
Dawood Hercules Corp., Ltd.	76,500	96,289
Engro Corp., Ltd.	150,700	398,950
Fatima Fertilizer Co., Ltd.	415,400	130,797
Fauji Cement Co., Ltd.	451,600	148,566
Fauji Fertilizer Bin Qasim, Ltd.	228,300	101,477
Fauji Fertilizer Co., Ltd.	373,400	372,194
Ferozsons Laboratories, Ltd.	11,500	84,560
Habib Bank, Ltd.	365,200	776,784
Habib Metropolitan Bank, Ltd.	269,300	76,199
Hub Power Co., Ltd.	283,500	289,415
IGI Insurance, Ltd.	36,000	69,031
Indus Motor Co., Ltd.	15,200	216,508
K-Electric, Ltd.(1)	1,167,800	103,681
Kohat Cement Co., Ltd.	36,300	81,710

Security	Shares	Value

Pakistan (continued)
Kot Addu Power Co., Ltd.	209,400	$147,869
Lucky Cement, Ltd.	102,400	657,021
Maple Leaf Cement Factory, Ltd.	135,500	117,759
MCB Bank, Ltd.	344,300	704,548
Millat Tractors, Ltd.	21,100	136,923
National Bank of Pakistan	394,900	270,287
Nishat Mills, Ltd.	114,100	150,700
Packages, Ltd.	23,600	154,412
Pak Elektron, Ltd.	139,300	87,790
Pak Suzuki Motor Co., Ltd.	18,600	91,004
Pakistan Telecommunication Co., Ltd.	448,400	70,356
Searle Co., Ltd. (The)	37,620	176,718
SUI Southern Gas Co., Ltd.(1)	209,600	77,359
United Bank, Ltd.	235,200	453,081

		$6,852,565

Peru — 2.2%
Cia de Minas Buenaventura SA ADR(1)	29,856	$396,786
Credicorp, Ltd.	10,609	1,577,346
Southern Copper Corp.	24,638	699,473

		$2,673,605

Philippines — 2.1%
Aboitiz Equity Ventures, Inc.	72,000	$115,909
Aboitiz Power Corp.	39,500	37,414
Alliance Global Group, Inc.	85,700	25,228
Ayala Corp.	10,270	177,057
Ayala Land, Inc.	291,600	218,114
Bank of the Philippine Islands	21,799	45,488
BDO Unibank, Inc.	63,210	147,213
Cebu Air, Inc.	25,000	54,234
Century Pacific Food, Inc.	162,000	55,889
Concepcion Industrial Corp.	7,760	9,943
D&L Industries, Inc.	277,000	62,756
DMCI Holdings, Inc.	110,400	28,467
DoubleDragon Properties Corp.(1)	31,000	35,674
East West Banking Corp.	140,000	55,238
EEI Corp.	308,000	45,752
Energy Development Corp.	250,600	30,520
Globe Telecom, Inc.	1,375	50,573
GT Capital Holdings, Inc.	3,100	83,783
JG Summit Holding, Inc.	119,690	187,510
Jollibee Foods Corp.	16,280	79,952
Megaworld Corp.	1,050,500	87,075
Metro Pacific Investments Corp.	973,800	145,011

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Philippines (continued)
Metropolitan Bank & Trust Co.	55,903	$93,882
PLDT, Inc.	3,815	120,395
Robinsons Land Corp.	161,300	103,109
Security Bank Corp.	22,000	100,148
SM Investments Corp.	9,480	131,413
SM Prime Holdings, Inc.	324,100	179,965
Universal Robina Corp.	34,300	128,892

		$2,636,604

Qatar — 0.2%
Ooredoo QSC	9,600	$255,500

		$255,500

Serbia — 2.7%
Aerodrom Nikola Tesla AD Beograd	53,108	$537,737
Energoprojekt Holding AD Beograd(1)	62,500	753,117
Gosa Montaza AD Velika Plana	1,378	27,815
Komercijalna Banka AD Beograd(1)	39,650	584,848
Metalac AD(1)	9,400	121,768
NIS AD Novi Sad	216,465	1,266,922

		$3,292,207

Singapore — 1.5%
Yoma Strategic Holdings, Ltd.	4,295,333	$1,819,208

		$1,819,208

South Korea — 8.0%
AMOREPACIFIC Corp.	590	$184,846
AMOREPACIFIC Group	650	83,908
BNK Financial Group, Inc.	5,972	48,408
Celltrion, Inc.(1)	1,339	124,052
CJ CheilJedang Corp.	220	67,117
CJ Corp.	300	45,673
Coway Co., Ltd.	1,200	93,869
Dongbu Insurance Co., Ltd.	1,100	68,237
E-MART, Inc.	420	59,556
GS Holdings Corp.	1,100	48,937
Hana Financial Group, Inc.	6,400	183,054
Hankook Tire Co., Ltd.	1,500	72,032
Hanmi Pharmaceutical Co., Ltd.	112	35,363
Hanwha Chemical Corp.	2,200	51,798
Hotel Shilla Co., Ltd.	930	46,518
Hyosung Corp.	500	58,407
Hyundai Development Co.- Engineering & Construction	1,700	71,889

Security	Shares	Value

South Korea (continued)
Hyundai Engineering & Construction Co., Ltd.	1,750	$63,211
Hyundai Glovis Co., Ltd.	370	56,007
Hyundai Heavy Industries Co., Ltd.(1)	850	107,797
Hyundai Marine & Fire Insurance Co., Ltd.	1,400	43,214
Hyundai Mobis Co., Ltd.	1,200	286,210
Hyundai Motor Co.	2,600	317,433
Hyundai Motor Co., PFC Shares	550	45,929
Hyundai Motor Co., Second PFC Shares	760	66,713
Hyundai Steel Co.	1,600	68,944
Industrial Bank of Korea	5,900	67,915
Kakao Corp.	600	40,008
Kangwon Land, Inc.	2,800	92,797
KB Financial Group, Inc.	6,750	249,863
KCC Corp.	120	42,366
Kia Motors Corp.	4,600	163,340
Korea Aerospace Industries, Ltd.	900	50,833
Korea Electric Power Corp.	4,500	194,673
Korea Zinc Co., Ltd.	199	79,017
KT&G Corp.	1,930	190,356
LG Chem, Ltd.	800	171,824
LG Corp.	2,000	106,952
LG Display Co., Ltd.	4,300	102,811
LG Electronics, Inc.	2,000	83,375
LG Household & Health Care, Ltd.	170	121,607
LG Uplus Corp.	5,400	55,654
Lotte Chemical Corp.	340	85,426
Lotte Shopping Co., Ltd.	270	53,872
Naver Corp.	490	366,601
NCsoft Corp.	330	76,233
ORION Corp.	70	43,689
POSCO	1,220	253,848
S-Oil Corp.	900	61,504
Samsung C&T Corp.	1,350	190,288
Samsung Electro-Mechanics Co., Ltd.	1,100	45,157
Samsung Electronics Co., Ltd.	1,830	2,617,500
Samsung Electronics Co., Ltd., PFC Shares	340	390,922
Samsung Fire & Marine Insurance Co., Ltd.	600	152,641
Samsung Life Insurance Co., Ltd.	1,450	139,925
Samsung SDI Co., Ltd.	1,100	90,537
Samsung SDS Co., Ltd.	550	74,167
Samsung Securities Co., Ltd.	1,400	42,106
Shinhan Financial Group Co., Ltd.	7,350	281,168
SK Holdings Co., Ltd.	632	123,291
SK Hynix, Inc.	10,000	357,666
SK Innovation Co., Ltd.	1,300	171,125
Woori Bank	7,000	76,287

		$9,906,466

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Taiwan — 6.3%
Advanced Semiconductor Engineering, Inc.	119,000	$139,823
Advantech Co., Ltd.	7,000	56,889
Asia Cement Corp.	52,000	45,336
Asustek Computer, Inc.	12,000	105,051
AU Optronics Corp.	156,000	59,252
Catcher Technology Co., Ltd.	12,000	93,935
Cathay Financial Holding Co., Ltd.	134,000	173,420
Chailease Holding Co., Ltd.	11,440	19,748
Chang Hwa Commercial Bank, Ltd.	115,381	58,954
Cheng Shin Rubber Industry Co., Ltd.	28,000	56,968
China Development Financial Holding Corp.	248,000	62,058
China Life Insurance Co., Ltd.	40,040	36,907
China Steel Corp.	210,000	151,676
Chunghwa Telecom Co., Ltd.	64,000	219,146
Compal Electronics, Inc.	95,000	56,489
CTBC Financial Holding Co., Ltd.	275,679	148,258
Delta Electronics, Inc.	33,680	177,311
E.Sun Financial Holding Co., Ltd.	138,406	78,601
Eclat Textile Co., Ltd.	3,068	34,764
Far Eastern New Century Corp.	59,700	46,192
Far EasTone Telecommunications Co., Ltd.	32,000	75,620
Feng TAY Enterprise Co., Ltd.	6,720	28,030
First Financial Holding Co., Ltd.	173,334	90,797
Formosa Chemicals & Fibre Corp.	59,000	175,171
Formosa Petrochemical Corp.	22,000	73,455
Formosa Plastics Corp.	70,000	189,165
Foxconn Technology Co., Ltd.	18,291	53,022
Fubon Financial Holding Co., Ltd.	112,000	158,470
Giant Manufacturing Co., Ltd.	6,000	42,440
Hermes Microvision, Inc.	1,000	44,083
Hon Hai Precision Industry Co., Ltd.	250,635	677,006
Hotai Motor Co., Ltd.	5,000	58,080
Hua Nan Financial Holdings Co., Ltd.	131,851	66,955
Innolux Corp.	180,000	60,593
Largan Precision Co., Ltd.	2,000	235,950
Lite-On Technology Corp.	25,250	36,198
MediaTek, Inc.	24,000	181,918
Mega Financial Holding Co., Ltd.	179,476	122,705
Nan Ya Plastics Corp.	85,000	176,522
Novatek Microelectronics Corp., Ltd.	6,000	22,465
Pegatron Corp.	30,000	80,783
Pou Chen Corp.	42,000	56,669
President Chain Store Corp.	10,000	74,716
Quanta Computer, Inc.	51,000	103,171
Shin Kong Financial Holding Co., Ltd.(1)	177,960	38,570
Shuang Bang Industrial Corp.	14,955	10,384

Security	Shares	Value

Taiwan (continued)
Siliconware Precision Industries Co., Ltd.	17,914	$27,096
SinoPac Financial Holdings Co., Ltd.	179,741	51,805
Synnex Technology International Corp.	32,550	34,681
Taishin Financial Holding Co., Ltd.	159,782	58,412
Taiwan Cement Corp.	67,000	80,251
Taiwan Cooperative Financial Holding Co., Ltd.	146,269	64,106
Taiwan Mobile Co., Ltd.	31,000	108,464
Taiwan Semiconductor Manufacturing Co., Ltd.	397,000	2,382,537
Teco Electric & Machinery Co., Ltd.	24,000	21,277
Uni-President Enterprises Corp.	82,960	160,283
United Microelectronics Corp.	220,000	81,885
Yuanta Financial Holding Co., Ltd.	158,675	59,227

		$7,883,740

Thailand — 0.7%
Mega Lifesciences PCL(6)	450,300	$302,062
PTT Exploration & Production PCL(6)	53,050	125,514
TTCL PCL(6)	767,100	485,992

		$913,568

Vietnam — 10.7%
An Phu Irradiation JSC	75,510	$70,324
Bank for Foreign Trade of Vietnam JSC	554,600	893,415
Bao Viet Holdings	111,500	319,344
Century Synthetic Fiber Corp.	157,113	132,292
Danang Rubber JSC	67,496	106,979
Dien Quang JSC	67,100	221,918
FPT Corp.	92,491	180,162
Gemadept Corp.	61,050	74,355
HA TIEN 1 Cement JSC(1)	230,880	226,567
Ho Chi Minh City Infrastructure Investment JSC	262,900	335,396
Hoa Phat Group JSC	178,945	326,372
Hoa Sen Group	82,758	148,620
Hung Vuong Corp.(1)	233,760	113,046
Imexpharm Pharmaceutical JSC	22,770	63,299
KIDO Group Corp.	243,900	396,503
Kinh Bac City Development Share Holding Corp.(1)	268,100	208,869
Masan Group Corp.(1)	604,200	1,776,768
Nam Long Investment Corp.	110,000	106,995
PetroVietnam Drilling & Well Services JSC(1)	199,286	214,735
PetroVietnam Fertilizer & Chemical JSC	205,250	255,524
PetroVietnam Gas JSC	83,000	244,020
PetroVietnam Technical Services Corp.	294,900	252,904
Pha Lai Thermal Power JSC	186,000	124,876
Refrigeration Electrical Engineering Corp.	115,000	109,423

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Vietnam (continued)
Saigon - Hanoi Commercial Joint Stock Bank(1)	573,413	$138,656
Saigon Securities, Inc.	400,730	377,629
Saigon Thuong Tin Commercial JSB(1)	977,216	385,987
Son Ha International Corp.(1)	541,968	198,560
Tan Tao Investment & Industry JSC(1)	675,400	147,436
TNG Investment & Trading JSC(1)	225,609	151,424
Traphaco JSC	26,166	135,905
Truong Thanh Furniture Corp.(1)	341,800	122,871
Vietnam Construction and Import-Export JSC	251,400	181,340
Vietnam Dairy Products JSC	218,640	1,390,295
Vietnam Joint Stock Commercial Bank for Industry and Trade(1)	149,900	113,061
Vingroup JSC(1)	1,457,149	2,769,880
Vinh Hoan Corp.	98,180	241,095
Vinh Son - Song Hinh Hydropower JSC	101,700	69,237

		$13,326,082

Total Common Stocks (identified cost $116,182,206)		$118,234,505

Short-Term Investments — 1.2%

U.S. Treasury Obligations — 0.8%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/17/16(7)	$1,000	$999,924

Total U.S. Treasury Obligations (identified cost $999,869)		$999,924

Other — 0.4%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(8)	494,968	$495,068

Total Other (identified cost $495,009)		$495,068

Total Short-Term Investments (identified cost $1,494,878)		$1,494,992

Total Investments — 96.4% (identified cost $117,677,084)		$119,729,497

Other Assets, Less Liabilities — 3.6%		$4,438,665

Net Assets — 100.0%		$124,168,162

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $2,893,265 or 2.3% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $45,252 or less than 0.05% of the Portfolio’s net assets.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(6)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	26.2%	$32,478,060
Information Technology	13.9	17,280,342
Consumer Staples	9.7	12,064,283
Industrials	8.0	9,971,922
Materials	7.8	9,714,544
Real Estate	6.5	8,114,971
Consumer Discretionary	6.5	8,031,799
Telecommunication Services	6.1	7,598,497
Energy	5.7	7,109,350
Utilities	2.7	3,275,299
Health Care	2.1	2,595,438
Short-Term Investments	1.2	1,494,992

Total Investments	96.4%	$119,729,497

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
THB	5,757,000	USD	162,903	Standard Chartered Bank	11/10/16	$1,560	$—
THB	14,623,500	USD	416,743	Standard Chartered Bank	11/10/16	1,015	—
USD	992,740	THB	35,004,000	Standard Chartered Bank	11/10/16	—	(7,239)
USD	417,814	THB	14,623,500	Standard Chartered Bank	11/10/16	57	—
EUR	49,085	USD	53,505	JPMorgan Chase Bank, N.A.	11/16/16	408	—
EUR	16,718	USD	18,782	Standard Chartered Bank	11/16/16	—	(419)
EUR	20,082	USD	22,080	UBS AG	11/16/16	—	(23)
USD	96,228	EUR	86,039	JPMorgan Chase Bank, N.A.	11/16/16	1,726	—
USD	104,241	EUR	93,252	Standard Chartered Bank	11/16/16	1,817	—
USD	2,652,827	EUR	2,373,170	Standard Chartered Bank	11/16/16	46,231	—
USD	2,957,807	EUR	2,646,000	Standard Chartered Bank	11/16/16	51,545	—
USD	1,738,750	EUR	1,555,454	Standard Chartered Bank	11/16/16	30,301	—
USD	4,531,873	EUR	4,054,130	Standard Chartered Bank	11/16/16	78,977	—
USD	224,503	EUR	200,267	Standard Chartered Bank	11/16/16	4,537	—
USD	212,205	NOK	1,747,958	JPMorgan Chase Bank, N.A.	12/13/16	632	—
USD	1,622,484	SGD	2,217,400	Citibank, N.A.	12/13/16	28,220	—
CNH	122,081,000	USD	18,170,871	Bank of America, N.A.	1/11/17	—	(257,469)
USD	5,247,016	CNH	36,270,000	Bank of America, N.A.	1/11/17	—	(75,017)
USD	951,933	CNH	6,275,000	Citibank, N.A.	1/11/17	31,178	—
USD	5,217,204	CNH	36,270,000	Standard Chartered Bank	1/11/17	—	(104,829)
USD	5,240,751	CNH	36,266,000	Standard Chartered Bank	1/11/17	—	(80,695)
USD	1,048,101	CNH	7,000,000	Standard Chartered Bank	1/11/17	20,965	—
USD	3,095,653	TWD	104,048,000	Standard Chartered Bank	2/2/17	—	(204,838)
USD	19,118,088	CNH	130,068,000	Bank of America, N.A.	9/6/17	311,713	—

						$610,882	$(730,529)

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation

Equity Futures
E-mini MSCI Emerging Markets Index	110	Long	Dec-16	$4,831,200	$4,969,250	$138,050

						$138,050

Abbreviations:

ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
PCL	–	Public Company Ltd.
PFC Shares	–	Preference Shares

Currency Abbreviations:

CNH	–	Yuan Renminbi Offshore
EUR	–	Euro
NOK	–	Norwegian Krone
SGD	–	Singapore Dollar

THB	–	Thai Baht
TWD	–	New Taiwan Dollar
USD	–	United States Dollar

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $117,182,075)	$119,234,429
Affiliated investment, at value (identified cost, $495,009)	495,068
Cash	961,285
Restricted cash*	540,615
Foreign currency, at value (identified cost, $4,575,057)	4,568,408
Dividends receivable	149,403
Receivable for investments sold	48,102
Receivable for variation margin on open financial futures contracts	25,977
Receivable for open forward foreign currency exchange contracts	610,882
Other assets	25,591
Total assets	$126,659,760

Liabilities
Payable for investments purchased	$1,396,810
Payable for open forward foreign currency exchange contracts	730,529
Payable to affiliates:
Investment adviser fee	105,810
Trustees’ fees	545
Accrued foreign capital gains taxes	55,621
Accrued expenses	202,283
Total liabilities	$2,491,598
Net Assets applicable to investors’ interest in Portfolio	$124,168,162

Sources of Net Assets
Investors’ capital	$122,166,134
Net unrealized appreciation	2,002,028
Total	$124,168,162

*	Represents restricted cash on deposit at the broker for open derivative contracts.

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends (net of foreign taxes, $268,151)	$2,473,619
Interest (net of foreign taxes, $21)	2,635
Interest allocated from/dividends from affiliated investment	19,058
Expenses allocated from affiliated investment	(694)
Total investment income	$2,494,618

Expenses
Investment adviser fee	$1,123,430
Trustees’ fees and expenses	6,176
Custodian fee	248,152
Legal and accounting services	58,935
Miscellaneous	19,115
Total expenses	$1,455,808

Net investment income	$1,038,810

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(9,787,941)
Investment transactions in/allocated from affiliated investment	306
Financial futures contracts	193,595
Foreign currency and forward foreign currency exchange contract transactions	(294,359)
Net realized loss	$(9,888,399)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $48,463)	$16,576,443
Investments — affiliated investment	59
Financial futures contracts	(218,609)
Foreign currency and forward foreign currency exchange contracts	70,227
Net change in unrealized appreciation (depreciation)	$16,428,120

Net realized and unrealized gain	$6,539,721

Net increase in net assets from operations	$7,578,531

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$1,038,810	$1,701,985
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(9,888,399)	(3,230,971)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	16,428,120	(14,200,847)
Net increase (decrease) in net assets from operations	$7,578,531	$(15,729,833)
Capital transactions —
Contributions	$18,232,704	$133,663,505
Withdrawals	(15,425,045)	(54,711,266)
Net increase in net assets from capital transactions	$2,807,659	$78,952,239

Net increase in net assets	$10,386,190	$63,222,406

Net Assets
At beginning of year	$113,781,972	$50,559,566
At end of year	$124,168,162	$113,781,972

27	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.30%	1.32%	1.63%
Net investment income (loss)	0.92%	1.61%	(0.19)%
Portfolio Turnover	40%	27%	112%

Total Return	5.75%	(14.05)%	1.10%

Net assets, end of year (000’s omitted)	$124,168	$113,782	$50,560

(1)	The Portfolio commenced operations on November 1, 2013.

(2)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Global Macro Capital Opportunities Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends,

29

Global Macro Capital Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Portfolio’s investment adviser fee

30

Global Macro Capital Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

amounted to $1,123,430 or 1.00% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $47,253,688 and $42,907,242, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$118,074,475

Gross unrealized appreciation	$13,732,023
Gross unrealized depreciation	(12,077,001)

Net unrealized appreciation	$1,655,022

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions and accrued foreign capital gains taxes at October 31, 2016 on a federal income tax basis was $(250,013).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio enters into equity futures contracts to enhance total return, to manage certain investment risks and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $730,529. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $317,976 at October 31, 2016.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or

31

Global Macro Capital Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Financial futures contracts	$138,050	(1)	$—
Foreign Exchange	Forward foreign currency exchange contracts	$610,882	(2)	$(730,529	)(3)

Total		$748,932		$(730,529)

Derivatives not subject to master netting or similar agreements		$138,050		$—

Total Derivatives subject to master netting or similar agreements		$610,882		$(730,529)

(1)

Amount represents cumulative unrealized appreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$311,713	$(311,713)	$—	$—	$—
Citibank, N.A.	59,398	—	—	—	59,398
JPMorgan Chase Bank, N.A.	2,766	—	—	—	2,766
Standard Chartered Bank	237,005	(237,005)	—	—	—

	$610,882	$(548,718)	$—	$—	$62,164

32

Global Macro Capital Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(332,486)	$311,713	$20,773	$—	$—
Standard Chartered Bank	(398,020)	237,005	47,996	—	(113,019)
UBS AG	(23)	—	—	—	(23)

	$(730,529)	$548,718	$68,769	$—	$(113,042)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Financial futures contracts	$193,595	$(218,609)
Foreign Exchange	Forward foreign currency exchange contracts	(278,568)	20,370

Total		$(84,973)	$(198,239)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts

$8,767,000	$584,000	$49,346,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve

33

Global Macro Capital Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States. The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging market countries.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Asia/Pacific	$4,027,970	$79,564,371	$0	$83,592,341
Developed Europe	—	154,277	—	154,277
Emerging Europe	6,669,765	7,082,588	—	13,752,353
Latin America	13,356,417	—	—	13,356,417
Middle East/Africa	94,723	6,704,694	—	6,799,417
North America	579,700	—	—	579,700

Total Common Stocks	$24,728,575	$93,505,930 **	$0	$118,234,505

Short-Term Investments —
U.S. Treasury Obligations	$—	$999,924	$—	$999,924
Other	—	495,068	—	495,068

Total Investments	$24,728,575	$95,000,922	$0	$119,729,497

Forward Foreign Currency Exchange Contracts	$—	$610,882	$—	$610,882
Futures Contracts	138,050	—	—	138,050

Total	$24,866,625	$95,611,804	$—	$120,478,429

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(730,529)	$—	$(730,529)

Total	$—	$(730,529)	$—	$(730,529)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

34

Global Macro Capital Opportunities Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Macro Capital Opportunities Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

35

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

36

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

37

Eaton Vance

Global Macro Capital Opportunities Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Eric A. Stein 1980	President of the Portfolio	2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Capital Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.16

Eaton Vance

Government Obligations Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Government Obligations Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 33

Federal Tax Information	20

Management and Organization	34

Important Notices	37

Eaton Vance

Government Obligations Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains across the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were preparing for the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. Although the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased policy in efforts to bolster their respective economies. The Bank of England cut interest rates to an all-time low and expanded its asset purchase program following “Brexit,” the U.K.’s June 2016 vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold surged nearly 20% during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil drove a modest decline in the broad commodity market for the full 12 months.

Against this backdrop, the U.S. Treasury curve flattened; meaning that yields on the long end of the Treasury yield curve fell during the fiscal year, while yields on the shorter end of the curve rose modestly. Even though the Fed ended its new mortgage-backed securities (MBS) bond purchases in October 2014, it still continues to reinvest its monthly MBS paydowns back into the market, and likely will continue to do so for the foreseeable future. The Fed’s participation continues to support MBS spreads, as they ended the year slightly tighter. Mortgage rates moved closer to all-time lows during the period, while seasoned MBS prepayment speeds finished the year where they began.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Government Obligations Fund (the Fund) had a total return of 0.21% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index (the Index) returned 2.28% for the period.

The Fund continued to primarily invest in seasoned agency MBS during the period. These investments were generally comprised of mortgages originated from the early 1990s through 2005. The Fund’s use of derivatives to shorten the duration6 of the Fund relative to the Index detracted from performance as a rally at the longer end of the yield curve caused shorter duration assets to lag. The Fund’s investments in seasoned adjustable-rate agency mortgages (ARMs) also underperformed the benchmark due to spread widening and their low durations.

Despite mortgage rates hovering near all-time lows for most of the period, the Fund’s high coupon, seasoned agency MBS continued to prepay around the same muted speeds they began the year at, which aided the Fund’s performance due to the additional yield they provided. The Fund was negatively impacted by its shorter duration than the Index, as Treasury yields further out on the curve rallied and outperformed the short end of the yield curve. Management believed that investors were not compensated in the current environment for taking interest rate risk and that it was prudent to maintain a shorter duration than the index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Obligations Fund

October 31, 2016

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	0.21%	0.88%	3.19%
Class A with 4.75% Maximum Sales Charge	—	—	–4.54	–0.09	2.68
Class B at NAV	11/01/1993	08/24/1984	–0.53	0.12	2.42
Class B with 5% Maximum Sales Charge	—	—	–5.38	–0.22	2.42
Class C at NAV	11/01/1993	08/24/1984	–0.54	0.15	2.42
Class C with 1% Maximum Sales Charge	—	—	–1.51	0.15	2.42
Class I at NAV	04/03/2009	08/24/1984	0.61	1.16	3.38
Class R at NAV	08/12/2005	08/24/1984	0.10	0.67	2.94
Bloomberg Barclays U.S. Intermediate Government Bond Index	—	—	2.28%	1.56%	3.64%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.18%	1.94%	1.93%	0.93%	1.43%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$12,700	N.A.
Class C	$10,000	10/31/2006	$12,702	N.A.
Class I	$250,000	10/31/2006	$348,691	N.A.
Class R	$10,000	10/31/2006	$13,363	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Obligations Fund

October 31, 2016

Fund Profile5

Asset Allocation (% of total investment)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Obligations Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Prior to August 24, 2016, Bloomberg Barclays U.S. Intermediate Government Bond Index was named Barclays U.S. Intermediate Government Bond Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Government Obligations Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$999.20	$6.03	1.20%
Class B	$1,000.00	$995.50	$9.78	1.95%
Class C	$1,000.00	$995.40	$9.78	1.95%
Class I	$1,000.00	$1,000.50	$4.78	0.95%
Class R	$1,000.00	$997.90	$7.28	1.45%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.09	1.20%
Class B	$1,000.00	$1,015.30	$9.88	1.95%
Class C	$1,000.00	$1,015.30	$9.88	1.95%
Class I	$1,000.00	$1,020.40	$4.82	0.95%
Class R	$1,000.00	$1,017.80	$7.35	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Government Obligations Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Government Obligations Portfolio, at value (identified cost, $527,770,777)	$527,949,386
Receivable for Fund shares sold	1,206,165
Total assets	$529,155,551

Liabilities
Payable for Fund shares redeemed	$2,041,264
Distributions payable	319,892
Payable to affiliates:
Distribution and service fees	165,798
Trustees’ fees	43
Accrued expenses	174,079
Total liabilities	$2,701,076
Net Assets	$526,454,475

Sources of Net Assets
Paid-in capital	$608,714,955
Accumulated net realized loss from Portfolio	(82,782,340)
Accumulated undistributed net investment income	343,251
Net unrealized appreciation from Portfolio	178,609
Total	$526,454,475

Class A Shares
Net Assets	$299,052,327
Shares Outstanding	46,492,479
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.43
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$6.75

Class B Shares
Net Assets	$5,245,634
Shares Outstanding	815,433
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.43

Class C Shares
Net Assets	$97,656,586
Shares Outstanding	15,206,051
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.42

Class I Shares
Net Assets	$93,592,381
Shares Outstanding	14,560,156
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.43

Class R Shares
Net Assets	$30,907,547
Shares Outstanding	4,825,031
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest allocated from Portfolio	$15,372,510
Dividends allocated from Portfolio	7,126
Expenses allocated from Portfolio	(4,392,739)
Total investment income	$10,986,897

Expenses
Distribution and service fees
Class A	$773,027
Class B	65,323
Class C	1,103,266
Class R	142,110
Trustees’ fees and expenses	501
Custodian fee	37,393
Transfer and dividend disbursing agent fees	520,748
Legal and accounting services	38,747
Printing and postage	60,213
Registration fees	101,663
Miscellaneous	17,478
Total expenses	$2,860,469

Net investment income	$8,126,428

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,868,788
Financial futures contracts	2,905,381
Swap contracts	(1,562,565)
Net realized gain	$4,211,604
Change in unrealized appreciation (depreciation) —
Investments	$(2,935,917)
Financial futures contracts	(2,683,979)
Swap contracts	(5,838,135)
Net change in unrealized appreciation (depreciation)	$(11,458,031)

Net realized and unrealized loss	$(7,246,427)

Net increase in net assets from operations	$880,001

8	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$8,126,428	$8,970,642
Net realized gain from investment transactions, financial futures contracts and swap contracts	4,211,604	6,485,591
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(11,458,031)	(12,093,882)
Net increase in net assets from operations	$880,001	$3,362,351
Distributions to shareholders —
From net investment income
Class A	$(10,132,731)	$(13,492,704)
Class B	(165,672)	(305,747)
Class C	(2,795,520)	(3,832,407)
Class I	(3,286,314)	(2,878,886)
Class R	(859,987)	(773,815)
Total distributions to shareholders	$(17,240,224)	$(21,283,559)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$52,095,915	$43,056,356
Class B	164,645	122,257
Class C	19,132,487	18,210,572
Class I	59,163,275	46,418,422
Class R	16,514,759	18,122,984
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,200,443	9,594,942
Class B	159,421	291,801
Class C	2,420,407	3,269,435
Class I	2,599,051	2,120,765
Class R	771,391	709,427
Cost of shares redeemed
Class A	(84,167,906)	(92,222,587)
Class B	(2,035,969)	(2,501,312)
Class C	(36,835,133)	(36,209,514)
Class I	(47,356,369)	(30,795,591)
Class R	(9,703,678)	(13,287,890)
Net asset value of shares exchanged
Class A	882,729	1,517,937
Class B	(882,729)	(1,517,937)
Net decrease in net assets from Fund share transactions	$(19,877,261)	$(33,099,933)

Net decrease in net assets	$(36,237,484)	$(51,021,141)

Net Assets
At beginning of year	$562,691,959	$613,713,100
At end of year	$526,454,475	$562,691,959

Accumulated undistributed net investment income included in net assets
At end of year	$343,251	$355,759

9	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.630	$6.840	$6.970	$7.380	$7.470

Income (Loss) From Operations
Net investment income(1)	$0.105	$0.115	$0.135	$0.104	$0.161
Net realized and unrealized gain (loss)	(0.091)	(0.067)	0.052	(0.228)	0.024

Total income (loss) from operations	$0.014	$0.048	$0.187	$(0.124)	$0.185

Less Distributions
From net investment income	$(0.214)	$(0.258)	$(0.317)	$(0.286)	$(0.275)

Total distributions	$(0.214)	$(0.258)	$(0.317)	$(0.286)	$(0.275)

Net asset value — End of year	$6.430	$6.630	$6.840	$6.970	$7.380

Total Return(2)	0.21%	0.71%	2.74%	(1.71)%	2.52%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$299,052	$332,297	$381,205	$455,676	$682,140
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.19%	1.18%	1.17%	1.12%	1.10%
Net investment income	1.61%	1.71%	1.95%	1.45%	2.17%
Portfolio Turnover of the Portfolio	15%	33%	4%	8%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.630	$6.840	$6.970	$7.380	$7.470

Income (Loss) From Operations
Net investment income(1)	$0.057	$0.065	$0.084	$0.049	$0.106
Net realized and unrealized gain (loss)	(0.092)	(0.067)	0.051	(0.229)	0.023

Total income (loss) from operations	$(0.035)	$(0.002)	$0.135	$(0.180)	$0.129

Less Distributions
From net investment income	$(0.165)	$(0.208)	$(0.265)	$(0.230)	$(0.219)

Total distributions	$(0.165)	$(0.208)	$(0.265)	$(0.230)	$(0.219)

Net asset value — End of year	$6.430	$6.630	$6.840	$6.970	$7.380

Total Return(2)	(0.53)%	(0.04)%	1.97%	(2.47)%	1.75%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,246	$8,037	$11,942	$17,658	$30,042
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.95%	1.94%	1.92%	1.87%	1.85%
Net investment income	0.87%	0.96%	1.21%	0.69%	1.42%
Portfolio Turnover of the Portfolio	15%	33%	4%	8%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.620	$6.830	$6.960	$7.370	$7.450

Income (Loss) From Operations
Net investment income(1)	$0.057	$0.065	$0.083	$0.050	$0.105
Net realized and unrealized gain (loss)	(0.092)	(0.067)	0.052	(0.230)	0.034

Total income (loss) from operations	$(0.035)	$(0.002)	$0.135	$(0.180)	$0.139

Less Distributions
From net investment income	$(0.165)	$(0.208)	$(0.265)	$(0.230)	$(0.219)

Total distributions	$(0.165)	$(0.208)	$(0.265)	$(0.230)	$(0.219)

Net asset value — End of year	$6.420	$6.620	$6.830	$6.960	$7.370

Total Return(2)	(0.54)%	(0.04)%	1.97%	(2.48)%	1.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$97,657	$116,220	$134,782	$169,901	$300,063
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.95%	1.93%	1.92%	1.87%	1.85%
Net investment income	0.87%	0.96%	1.21%	0.70%	1.42%
Portfolio Turnover of the Portfolio	15%	33%	4%	8%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.620	$6.830	$6.960	$7.380	$7.460

Income (Loss) From Operations
Net investment income(1)	$0.121	$0.131	$0.152	$0.122	$0.179
Net realized and unrealized gain (loss)	(0.081)	(0.066)	0.052	(0.237)	0.035

Total income (loss) from operations	$0.040	$0.065	$0.204	$(0.115)	$0.214

Less Distributions
From net investment income	$(0.230)	$(0.275)	$(0.334)	$(0.305)	$(0.294)

Total distributions	$(0.230)	$(0.275)	$(0.334)	$(0.305)	$(0.294)

Net asset value — End of year	$6.430	$6.620	$6.830	$6.960	$7.380

Total Return(2)	0.61%	0.96%	2.99%	(1.59)%	2.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$93,592	$81,968	$66,475	$69,659	$122,456
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.94%	0.93%	0.92%	0.87%	0.85%
Net investment income	1.86%	1.94%	2.20%	1.70%	2.41%
Portfolio Turnover of the Portfolio	15%	33%	4%	8%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$6.600	$6.810	$6.940	$7.350	$7.430

Income (Loss) From Operations
Net investment income(1)	$0.088	$0.097	$0.116	$0.086	$0.142
Net realized and unrealized gain (loss)	(0.081)	(0.066)	0.053	(0.230)	0.033

Total income (loss) from operations	$0.007	$0.031	$0.169	$(0.144)	$0.175

Less Distributions
From net investment income	$(0.197)	$(0.241)	$(0.299)	$(0.266)	$(0.255)

Total distributions	$(0.197)	$(0.241)	$(0.299)	$(0.266)	$(0.255)

Net asset value — End of year	$6.410	$6.600	$6.810	$6.940	$7.350

Total Return(2)	0.10%	0.45%	2.48%	(1.99)%	2.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,908	$24,170	$19,310	$16,868	$22,018
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.44%	1.43%	1.42%	1.37%	1.35%
Net investment income	1.36%	1.45%	1.69%	1.21%	1.92%
Portfolio Turnover of the Portfolio	15%	33%	4%	8%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are

15

Eaton Vance

Government Obligations Fund

October 31, 2016

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$17,240,224	$21,283,559

During the year ended October 31, 2016, accumulated net realized loss was decreased by $8,649,590, accumulated distributions in excess of net investment income was decreased by $9,101,288 and paid-in capital was decreased by $17,750,878 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$663,143
Capital loss carryforwards and deferred capital losses	$(102,280,124)
Net unrealized appreciation	$19,676,393
Other temporary differences	$(319,892)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $38,649,405 and deferred capital losses of $63,630,719 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $22,664,277 are short-term and $40,966,442 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $30,709 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $23,705 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $773,027 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the

16

Eaton Vance

Government Obligations Fund

October 31, 2016

Notes to Financial Statements — continued

Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $48,992 and $827,450 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2016, the Fund paid or accrued to EVD $71,055 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $16,331, $275,816 and $71,055 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $100, $5,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $48,859,817 and $88,680,819, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	7,990,427	6,385,240
Issued to shareholders electing to receive payments of distributions in Fund shares	1,103,762	1,423,056
Redemptions	(12,878,692)	(13,653,859)
Exchange from Class B shares	135,165	224,811

Net decrease	(3,649,338)	(5,620,752)

	Year Ended October 31,
Class B	2016	2015

Sales	25,196	18,180
Issued to shareholders electing to receive payments of distributions in Fund shares	24,419	43,243
Redemptions	(311,600)	(370,772)
Exchange to Class A shares	(135,156)	(224,762)

Net decrease	(397,141)	(534,111)

17

Eaton Vance

Government Obligations Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2016	2015

Sales	2,921,378	2,704,846
Issued to shareholders electing to receive payments of distributions in Fund shares	371,559	485,669
Redemptions	(5,651,741)	(5,372,985)

Net decrease	(2,358,804)	(2,182,470)

	Year Ended October 31,
Class I	2016	2015

Sales	9,060,713	6,898,542
Issued to shareholders electing to receive payments of distributions in Fund shares	399,087	315,138
Redemptions	(7,276,564)	(4,566,885)

Net increase	2,183,236	2,646,795

	Year Ended October 31,
Class R	2016	2015

Sales	2,534,474	2,700,839
Issued to shareholders electing to receive payments of distributions in Fund shares	118,808	105,762
Redemptions	(1,490,664)	(1,980,628)

Net increase	1,162,618	825,973

18

Eaton Vance

Government Obligations Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2016

19

Eaton Vance

Government Obligations Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2016

Portfolio of Investments

Mortgage Pass-Throughs — 71.9%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.704%, with maturity at 2036(1)	$2,842	$2,999,775
2.746%, with maturity at 2038(1)	2,859	3,031,974
2.877%, with maturity at 2035(1)	4,712	4,904,827
2.916%, with maturity at 2034(1)	1,149	1,198,793
4.50%, with various maturities to 2035	2,729	2,898,055
5.00%, with various maturities to 2018	564	582,063
5.50%, with various maturities to 2032	698	737,482
6.00%, with various maturities to 2035	6,557	7,494,669
6.50%, with various maturities to 2036	19,172	21,983,496
6.87%, with maturity at 2024	65	71,459
7.00%, with various maturities to 2036	12,440	14,444,241
7.09%, with maturity at 2023	247	268,936
7.25%, with maturity at 2022	309	337,525
7.31%, with maturity at 2027	91	104,936
7.50%, with various maturities to 2035	11,498	13,665,008
7.63%, with maturity at 2019	44	45,346
7.75%, with maturity at 2018	1	1,217
7.78%, with maturity at 2022	32	34,778
7.85%, with maturity at 2020	44	45,802
8.00%, with various maturities to 2034	1,531	1,726,618
8.13%, with maturity at 2019	59	60,415
8.15%, with various maturities to 2021	91	96,820
8.25%, with maturity at 2017	4	3,579
8.50%, with various maturities to 2031	2,236	2,614,358
9.00%, with various maturities to 2027	381	410,466
9.50%, with various maturities to 2026	392	413,986
10.50%, with maturity at 2020	121	130,908

		$80,307,532

Federal National Mortgage Association:
1.94%, with various maturities to 2035(1)	$14,825	$15,122,378
1.941%, with various maturities to 2033(1)	1,770	1,799,015
1.943%, with various maturities to 2044(1)	2,082	2,113,369
2.005%, with maturity at 2035(1)	858	870,687
2.025%, with maturity at 2022(1)	339	341,796
2.221%, with maturity at 2037(1)	3,004	3,039,716
2.595%, with maturity at 2040(1)	941	986,508
2.635%, with maturity at 2036(1)	680	687,645
2.98%, with maturity at 2027(1)	999	1,039,676
3.069%, with maturity at 2036(1)	664	676,764
3.606%, with maturity at 2034(1)	3,030	3,225,456
3.692%, with maturity at 2021(1)	334	341,240
3.724%, with maturity at 2035(1)	3,069	3,263,599
3.775%, with maturity at 2036(1)	10,052	10,781,768
3.785%, with maturity at 2036(1)	181	188,720
3.937%, with maturity at 2034(1)	2,813	2,991,179

Security	Principal Amount (000’s omitted)		Value

Federal National Mortgage Association: (continued)
4.042%, with maturity at 2035(1)	$2,743		$2,947,818
4.696%, with maturity at 2034(1)	6,480		6,916,860
5.00%, with maturity at 2027	145		160,091
5.50%, with various maturities to 2030	674		709,151
6.00%, with various maturities to 2038	9,135		10,461,243
6.478%, with maturity at 2025(2)	101		113,268
6.50%, with various maturities to 2038(3)	76,265		87,909,388
7.00%, with various maturities to 2037	40,776		47,800,920
7.50%, with various maturities to 2035	3,448		4,045,493
7.875%, with maturity at 2021	241		265,081
8.00%, with various maturities to 2034	14,793		17,814,661
8.022%, with maturity at 2030(2)	7		8,283
8.25%, with maturity at 2025	93		103,841
8.33%, with maturity at 2020	143		153,777
8.412%, with maturity at 2021(2)	25		27,219
8.50%, with various maturities to 2037	2,459		2,977,673
9.00%, with various maturities to 2026	75		86,311
9.50%, with various maturities to 2030	269		296,077
9.503%, with maturity at 2025(2)	7		7,716
9.529%, with maturity at 2025(2)	0	(4)	249
9.554%, with maturity at 2021(2)	13		13,445
9.646%, with maturity at 2025(2)	3		2,756
9.713%, with maturity at 2021(2)	21		22,659
9.75%, with maturity at 2019	5		5,937
9.959%, with various maturities to 2023(2)	13		14,109
10.062%, with maturity at 2021(2)	7		7,774
10.983%, with maturity at 2021(2)	0	(4)	290
11.00%, with maturity at 2020	5		4,946

			$230,346,552

Government National Mortgage Association:
2.00%, with various maturities to 2027(1)	$357		$365,741
6.00%, with various maturities to 2033	23,750		27,841,968
6.10%, with maturity at 2033	6,568		7,615,913
6.50%, with various maturities to 2034	6,003		7,022,811
7.00%, with various maturities to 2034	14,416		16,616,952
7.50%, with various maturities to 2032	1,931		2,228,337
8.00%, with various maturities to 2034	2,491		2,950,223
8.25%, with maturity at 2019	15		15,503
8.30%, with maturity at 2020	8		8,863
8.50%, with various maturities to 2018	36		36,747
9.00%, with various maturities to 2027	2,524		2,987,907
9.50%, with various maturities to 2026	1,251		1,446,965

			$69,137,930

Total Mortgage Pass-Throughs (identified cost $368,575,634)			$379,792,014

21	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 16.3%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$88	$99,649
Series 1822, Class Z, 6.90%, 3/15/26	443	495,296
Series 1829, Class ZB, 6.50%, 3/15/26	155	169,732
Series 1896, Class Z, 6.00%, 9/15/26	228	251,411
Series 2075, Class PH, 6.50%, 8/15/28	108	120,382
Series 2091, Class ZC, 6.00%, 11/15/28	362	404,979
Series 2102, Class Z, 6.00%, 12/15/28	101	114,411
Series 2115, Class K, 6.00%, 1/15/29	802	892,472
Series 2142, Class Z, 6.50%, 4/15/29	233	269,359
Series 2245, Class A, 8.00%, 8/15/27	3,599	4,295,571
Series 3435, (Principal Only), Class PO, 0.00%, 4/15/38(5)	4,963	4,474,089
Series 4039, Class ME, 2.00%, 12/15/40	1,238	1,248,495
Series 4204, Class AF, 1.527%, 5/15/43(6)	2,855	2,813,787
Series 4259, Class UE, 2.50%, 5/15/43	4,030	4,089,865
Series 4319, Class SY, 6.952%, 3/15/44(7)	590	600,093
Series 4336, Class GU, 3.50%, 2/15/53	786	795,389
Series 4337, Class YT, 3.50%, 4/15/49	8,831	8,994,812
Series 4385, Class SC, 8.103%, 9/15/44(7)	896	917,425
Series 4407, Class LN, 8.092%, 12/15/43(7)	848	865,686
Series 4495, Class JA, 3.50%, 5/15/45	2,306	2,367,402
Series 4502, Class SL, 8.103%, 6/15/45(7)	1,301	1,328,037
Series 4550, Class ZT, 2.00%, 1/15/45	1,930	1,930,070
Series 4568, Class ZM, 4.00%, 4/15/46	559	558,638
Series 4584, Class PM, 3.00%, 5/15/46	5,428	5,586,202

		$43,683,252

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$86	$93,391
Series G92-44, Class ZQ, 8.00%, 7/25/22	8	8,632
Series G93-36, Class ZQ, 6.50%, 12/25/23	4,063	4,481,719
Series 1993-16, Class Z, 7.50%, 2/25/23	130	145,046
Series 1993-39, Class Z, 7.50%, 4/25/23	354	399,327
Series 1993-45, Class Z, 7.00%, 4/25/23	409	453,686
Series 1993-149, Class M, 7.00%, 8/25/23	143	158,064
Series 1993-178, Class PK, 6.50%, 9/25/23	309	340,817
Series 1994-40, Class Z, 6.50%, 3/25/24	341	377,275
Series 1994-42, Class K, 6.50%, 4/25/24	1,423	1,572,397
Series 1994-82, Class Z, 8.00%, 5/25/24	518	589,854
Series 1997-81, Class PD, 6.35%, 12/18/27	209	231,156
Series 2000-49, Class A, 8.00%, 3/18/27	363	421,349
Series 2001-81, Class HE, 6.50%, 1/25/32	774	897,319
Series 2002-1, Class G, 7.00%, 7/25/23	192	212,150
Series 2005-37, Class SU, 27.064%, 3/25/35(7)	647	863,194
Series 2012-35, Class GE, 3.00%, 5/25/40	3,833	3,896,801

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2012-134, Class ZT, 2.00%, 12/25/42	$5,039	$4,589,316
Series 2013-52, Class MD, 1.25%, 6/25/43	5,116	4,937,376
Series 2014-17, (Principal Only), Class PO, 0.00%, 4/25/44(5)	4,457	3,831,687
Series 2016-41, Class HZ, 2.00%, 5/25/44	2,075	2,065,803

		$30,566,359

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$1,116	$1,058,497
Series 2015-62, Class PQ, 3.00%, 5/20/45	1,757	1,771,728
Series 2016-81, Class CZ, 2.25%, 3/16/45	3,173	3,134,939
Series 2016-91, Class UZ, 3.00%, 7/20/46	1,042	1,035,891
Series 2016-129, Class ZC, 2.00%, 6/20/45	4,581	4,555,027

		$11,556,082

Total Collateralized Mortgage Obligations (identified cost $84,267,576)		$85,805,693

U.S. Government Agency Obligations — 6.7%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
3.25%, 7/1/30	$8,000	$8,558,240
3.28%, 3/25/36	7,900	8,296,051
3.44%, 2/23/40	4,746	5,047,698

		$21,901,989

Federal Home Loan Bank:
4.75%, 3/10/23	$4,500	$5,327,195
5.50%, 7/15/36	5,660	7,973,553

		$13,300,748

Total U.S. Government Agency Obligations (identified cost $32,288,874)		$35,202,737

Short-Term Investments — 4.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(8)	22,373,744	$22,378,219

Total Short-Term Investments (identified cost $22,374,929)		$22,378,219

Total Investments — 99.1% (identified cost $507,507,013)		$523,178,663

Other Assets, Less Liabilities — 0.9%		$4,770,741

Net Assets — 100.0%		$527,949,404

22	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2016.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(3)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(4)	Principal amount is less than $500.
(5)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2016.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
U.S. 5-Year Treasury Note	1,063	Short	Dec-16	$(129,128,624)	$(128,407,078)	$721,546
U.S. Ultra 10-Year Treasury Note	248	Long	Dec-16	35,832,125	35,095,875	(736,250)
U.S. Ultra-Long Treasury Bond	245	Long	Dec-16	45,895,471	43,104,688	(2,790,783)

						$(2,805,487)

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation

LCH.Clearnet	$100,000	Receives	3-month USD-LIBOR-BBA	2.448%	10/20/25	$(4,624,208)

						$(4,624,208)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Depreciation

Deutsche Bank AG	$20,000	Receives	3-month USD-LIBOR-BBA	2.82%	June 1, 2017/ June 1, 2047	$(3,503,682)

						$(3,503,682)

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

23	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $485,132,084)	$500,800,444
Affiliated investment, at value (identified cost, $22,374,929)	22,378,219
Cash	20,595
Restricted cash*	6,139,155
Interest receivable	2,225,474
Receivable for investments sold	313,824
Receivable for variation margin on open financial futures contracts	198,125
Total assets	$532,075,836

Liabilities
Payable for variation margin on open centrally cleared swap contracts	$112,028
Payable for open swap contracts	3,503,682
Payable to affiliates:
Investment adviser fee	331,651
Trustees’ fees	2,490
Accrued expenses	176,581
Total liabilities	$4,126,432
Net Assets applicable to investors’ interest in Portfolio	$527,949,404

Sources of Net Assets
Investors’ capital	$523,211,131
Net unrealized appreciation	4,738,273
Total	$527,949,404

*	Represents restricted cash on deposit at the broker for open derivative contracts.

24	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest	$15,794,870
Interest allocated from/dividends from affiliated investment	102,895
Expenses allocated from affiliated investment	(3,301)
Total investment income	$15,894,464

Expenses
Investment adviser fee	$4,246,558
Trustees’ fees and expenses	30,477
Custodian fee	176,273
Legal and accounting services	95,863
Miscellaneous	21,284
Total expenses	$4,570,455

Net investment income	$11,324,009

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,032,075
Investment transactions in/allocated from affiliated investment	755
Financial futures contracts	2,926,013
Swap contracts	(1,601,711)
Net realized gain	$4,357,132
Change in unrealized appreciation (depreciation) —
Investments	$(2,781,895)
Investments — affiliated investment	3,290
Financial futures contracts	(2,652,956)
Swap contracts	(6,378,810)
Net change in unrealized appreciation (depreciation)	$(11,810,371)

Net realized and unrealized loss	$(7,453,239)

Net increase in net assets from operations	$3,870,770

25	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$11,324,009	$13,625,118
Net realized gain from investment transactions, financial futures contracts and swap contracts	4,357,132	6,937,671
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(11,810,371)	(13,268,814)
Net increase in net assets from operations	$3,870,770	$7,293,975
Capital transactions —
Contributions	$49,563,036	$37,242,088
Withdrawals	(155,365,928)	(104,057,037)
Net decrease in net assets from capital transactions	$(105,802,892)	$(66,814,949)

Net decrease in net assets	$(101,932,122)	$(59,520,974)

Net Assets
At beginning of year	$629,881,526	$689,402,500
At end of year	$527,949,404	$629,881,526

26	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.80%	0.79%	0.78%	0.75%	0.74%
Net investment income	1.98%	2.10%	2.33%	1.83%	2.50%
Portfolio Turnover	15%	33%	4%	8%	26%

Total Return	0.60%	1.11%	3.13%	(1.35)%	2.89%

Net assets, end of year (000’s omitted)	$527,949	$629,882	$689,403	$848,719	$1,271,010

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

27	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Government Obligations Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Government Obligations Portfolio

October 31, 2016

Notes to Financial Statements — continued

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

H  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

I  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $4,246,558 or 0.74% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their

29

Government Obligations Portfolio

October 31, 2016

Notes to Financial Statements — continued

annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, aggregated $79,746,512 and $151,388,238, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$515,446,452

Gross unrealized appreciation	$10,221,942
Gross unrealized depreciation	(2,489,731)

Net unrealized appreciation	$7,732,211

The net unrealized depreciation on derivative contracts at October 31, 2016 on a federal income tax basis was $8,127,890.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under open derivative contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts and interest rate swaps to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $3,503,682. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,210,239 at October 31, 2016.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to

30

Government Obligations Portfolio

October 31, 2016

Notes to Financial Statements — continued

a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$721,546	(1)	$(3,527,033	)(1)
Swap contracts	—		(3,503,682	)(2)
Swap contracts (centrally cleared)	—		(4,624,208	)(3)

Total	$721,546		$(11,654,923)

Derivatives not subject to master netting or similar agreements	$721,546		$(8,151,241)

Total Derivatives subject to master netting or similar agreements	$—		$(3,503,682)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

(3)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts. Only the current day’s variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Deutsche Bank AG	$(3,503,682)	$—	$3,503,682	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$2,926,013	$(2,652,956)
Swap contracts	$(1,601,711)	$(6,378,810)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

31

Government Obligations Portfolio

October 31, 2016

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$75,783,000	$135,358,000	$120,000,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$379,792,014	$—	$379,792,014
Collateralized Mortgage Obligations	—	85,805,693	—	85,805,693
U.S. Government Agency Obligations	—	35,202,737	—	35,202,737
Short-Term Investments	—	22,378,219	—	22,378,219

Total Investments	$—	$523,178,663	$—	$523,178,663

Futures Contracts	$721,546	$—	$—	$721,546

Total	$721,546	$523,178,663	$—	$523,900,209

Liability Description

Futures Contracts	$(3,527,033)	$—	$—	$(3,527,033)
Swap Contracts	—	(8,127,890)	—	(8,127,890)

Total	$(3,527,033)	$(8,127,890)	$—	$(11,654,923)

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

32

Government Obligations Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2016

33

Eaton Vance

Government Obligations Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

34

Eaton Vance

Government Obligations Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

35

Eaton Vance

Government Obligations Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Andrew Szczurowski 1983	President of the Portfolio	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser of Government Obligations Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.16

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 45

Federal Tax Information	19

Management and Organization	46

Important Notices	49

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Despite a difficult start, U.S. high-yield corporate bonds finished the 12-month period ended October 31, 2016, with a strong gain. Weak U.S. economic data, slowing trends in China and a plunge in oil prices initially weighed on the asset class. News that a mutual fund primarily invested in highly distressed securities would temporarily suspend redemptions as part of an orderly liquidation process especially unsettled high-yield investors. These headwinds led to $20 billion in outflows from the asset class in the three months from November 2015 through January 2016.

High-yield bonds, however, reversed course and rallied for the remainder of the period, helped by slowly improving U.S. economic data and investors’ growing risk appetite. In addition, low and, in some countries, negative interest rates drew investors to U.S. high-yield corporate bonds, driving significant inflows into the asset class even as supply modestly decreased. Strengthening commodity prices gave an added boost, fueling strong returns for bonds in the energy, metals/ mining and steel sectors.

Fundamentals within the high-yield asset class remained stable. Leverage — a measure of debt levels — modestly increased, but was still manageable. Interest coverage — an indicator of how easily issuers can pay the interest on their outstanding debt — declined slightly, but stayed near a historic high. Revenues, earnings and cash flow generation improved, as the economy strengthened and many companies cut costs. The trailing 12-month default rate on high-yield bonds edged up to 3.59%, but stayed below the long-term average of 4%.

Excluding defaults in the energy and metals/mining sectors, however, the default rate was well under 1%. High-yield bond prices rose as the average yield on bonds in the BofA Merrill Lynch U.S. High Yield Index2 fell to 6.52%, down from 7.45% at the outset of the one-year period. Tightening spreads — the difference between yields on U.S. Treasurys and high-yield bonds — gave an added boost to high-yield bond returns.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance High Income Opportunities Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 7.35%, compared to the 10.16% return of its primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index).

The Fund’s higher-quality6 bias hurt performance relative to the Index as lower-quality issues generally outperformed. Issue selection and an underweight in the lower-quality CCC-rated segment impacted performance the most. The lower quality portion of the CCC-rated segment of the Index posted the best performance and the Fund’s lack of exposure to these more volatile, distressed issues weighed on relative performance. The Fund’s underexposure to the top-performing metals/mining, energy and steel further detracted. A focus on higher-quality, lower-cost energy producers believed to be able to survive a prolonged period of weak commodity prices also negatively impacted performance, as the hardest hit, lowest-quality bonds posted the biggest rebounds in the rally.

Elsewhere, the Fund’s duration,7 a measure of a bond’s price sensitivity to changes in interest rates, detracted from relative results. Issue selection among bonds with durations between zero and five years and an underweight in the over 10-year duration segment hurt relative performance as yields declined and longer duration bonds outperformed. Lastly, the Fund was hindered by a non-benchmark cash position in a strong up market.

On the positive side, selection among B-rated bonds aided relative performance, as did a small non-benchmark stake in equities that far outperformed the Index. An underweighting in BB-rated bonds gave an added boost, as the segment lagged the Index return. Elsewhere, the Fund’s underweight in banks & thrifts had a favorable impact, as the sector underperformed the Index return. Credit selection in healthcare and gaming also contributed, thanks in part to equity positions that produced strong gains. Lastly, the Fund gained ground from choices in the five- to 10-year duration segment.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Performance2,3

Portfolio Managers Michael W. Weilheimer, CFA, Kelley G. Baccei, and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	7.35%	7.28%	6.35%
Class A with 4.75% Maximum Sales Charge	—	—	2.24	6.26	5.83
Class B at NAV	08/19/1986	08/19/1986	6.54	6.53	5.57
Class B with 5% Maximum Sales Charge	—	—	1.54	6.22	5.57
Class C at NAV	06/08/1994	08/19/1986	6.54	6.48	5.55
Class C with 1% Maximum Sales Charge	—	—	5.54	6.48	5.55
Class I at NAV	10/01/2009	08/19/1986	7.62	7.60	6.56
BofA Merrill Lynch U.S. High Yield Index	—	—	10.16%	7.06%	7.46%
BofA Merrill Lynch U.S. High Yield Constrained Index	—	—	10.18	7.06	7.55

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.90%	1.65%	1.65%	0.65%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$17,209	N.A.
Class C	$10,000	10/31/2006	$17,170	N.A.
Class I	$250,000	10/31/2006	$472,152	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Fund Profile5

Credit Quality (% of bonds, loans and mortgage-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

7	Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

   Fund profile subject to change due to active management.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,051.80	$4.33	0.84%
Class B	$1,000.00	$1,047.80	$8.08	1.57%
Class C	$1,000.00	$1,047.80	$8.13	1.58%
Class I	$1,000.00	$1,053.00	$3.04	0.59%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.27	0.84%
Class B	$1,000.00	$1,017.20	$7.96	1.57%
Class C	$1,000.00	$1,017.20	$8.01	1.58%
Class I	$1,000.00	$1,022.20	$3.00	0.59%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in High Income Opportunities Portfolio, at value (identified cost, $1,457,215,217)	$1,496,717,290
Receivable for Fund shares sold	3,978,291
Total assets	$1,500,695,581

Liabilities
Payable for Fund shares redeemed	$9,710,574
Distributions payable	1,103,432
Payable to affiliates:
Distribution and service fees	230,665
Trustees’ fees	42
Accrued expenses	297,017
Total liabilities	$11,341,730
Net Assets	$1,489,353,851

Sources of Net Assets
Paid-in capital	$1,531,569,593
Accumulated net realized loss from Portfolio	(79,714,951)
Accumulated distributions in excess of net investment income	(2,002,864)
Net unrealized appreciation from Portfolio	39,502,073
Total	$1,489,353,851

Class A Shares
Net Assets	$506,429,635
Shares Outstanding	113,487,590
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.46
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.68

Class B Shares
Net Assets	$6,292,387
Shares Outstanding	1,407,880
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.47

Class C Shares
Net Assets	$136,907,529
Shares Outstanding	30,670,295
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.46

Class I Shares
Net Assets	$839,724,300
Shares Outstanding	187,967,661
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.47

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income allocated from Portfolio	$69,702,687
Dividends allocated from Portfolio	1,481,397
Expenses allocated from Portfolio	(5,598,789)
Total investment income from Portfolio	$65,585,295

Expenses
Distribution and service fees
Class A	$1,032,359
Class B	79,892
Class C	1,227,388
Trustees’ fees and expenses	500
Custodian fee	56,888
Transfer and dividend disbursing agent fees	966,088
Legal and accounting services	53,579
Printing and postage	218,264
Registration fees	190,788
Miscellaneous	18,348
Total expenses	$3,844,094

Net investment income	$61,741,201

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(3,012,026)
Securities sold short	11,963
Swap contracts	383,808
Foreign currency and forward foreign currency exchange contract transactions	187,769
Net realized loss	$(2,428,486)
Change in unrealized appreciation (depreciation) —
Investments	$48,318,908
Swap contracts	(368,955)
Foreign currency and forward foreign currency exchange contracts	32,390
Net change in unrealized appreciation (depreciation)	$47,982,343

Net realized and unrealized gain	$45,553,857

Net increase in net assets from operations	$107,295,058

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$61,741,201	$32,769,951
Net realized loss from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(2,428,486)	(5,297,099)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	47,982,343	(26,730,140)
Net increase in net assets from operations	$107,295,058	$742,712
Distributions to shareholders —
From net investment income
Class A	$(23,585,084)	$(17,077,766)
Class B	(401,725)	(628,748)
Class C	(6,097,567)	(5,777,370)
Class I	(37,155,700)	(12,128,484)
Tax return of capital
Class A	—	(906,479)
Class B	—	(31,380)
Class C	—	(300,846)
Class I	—	(666,104)
Total distributions to shareholders	$(67,240,076)	$(37,517,177)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$369,475,619	$209,893,822
Class B	109,711	181,294
Class C	45,195,618	21,872,959
Class I	748,958,288	283,133,243
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	20,957,716	15,410,302
Class B	338,832	554,489
Class C	4,695,845	4,666,535
Class I	28,924,993	8,515,839
Cost of shares redeemed
Class A	(235,574,153)	(151,075,555)
Class B	(2,411,607)	(2,799,763)
Class C	(27,421,937)	(29,816,729)
Class I	(286,856,508)	(117,774,302)
Net asset value of shares exchanged
Class A	1,688,939	3,587,032
Class B	(1,688,939)	(3,587,032)
Net increase in net assets from Fund share transactions	$666,392,417	$242,762,134

Net increase in net assets	$706,447,399	$205,987,669

Net Assets
At beginning of year	$782,906,452	$576,918,783
At end of year	$1,489,353,851	$782,906,452

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,002,864)	$(2,357,886)

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$4.400	$4.650	$4.640	$4.490	$4.280

Income (Loss) From Operations
Net investment income(1)	$0.228	$0.237	$0.251	$0.275	$0.293
Net realized and unrealized gain (loss)	0.082	(0.217)	0.044	0.164	0.224

Total income from operations	$0.310	$0.020	$0.295	$0.439	$0.517

Less Distributions
From net investment income	$(0.250)	$(0.257)	$(0.285)	$(0.289)	$(0.307)
Tax return of capital	—	(0.013)	—	—	—

Total distributions	$(0.250)	$(0.270)	$(0.285)	$(0.289)	$(0.307)

Net asset value — End of year	$4.460	$4.400	$4.650	$4.640	$4.490

Total Return(2)	7.35%	0.43%	6.49%	10.04%	12.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$506,430	$338,952	$278,339	$249,642	$260,871
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.86%	0.90%	0.89%	0.92%	0.94%
Net investment income	5.23%	5.22%	5.36%	6.00%	6.72%
Portfolio Turnover of the Portfolio	39%	38%	44%	62%	76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$4.410	$4.660	$4.650	$4.500	$4.280

Income (Loss) From Operations
Net investment income(1)	$0.197	$0.206	$0.217	$0.242	$0.262
Net realized and unrealized gain (loss)	0.080	(0.220)	0.044	0.163	0.233

Total income (loss) from operations	$0.277	$(0.014)	$0.261	$0.405	$0.495

Less Distributions
From net investment income	$(0.217)	$(0.224)	$(0.251)	$(0.255)	$(0.275)
Tax return of capital	—	(0.012)	—	—	—

Total distributions	$(0.217)	$(0.236)	$(0.251)	$(0.255)	$(0.275)

Net asset value — End of year	$4.470	$4.410	$4.660	$4.650	$4.500

Total Return(2)	6.54%	(0.32)%	5.72%	9.22%	11.94%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,292	$9,910	$16,243	$21,999	$31,171
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.61%	1.65%	1.64%	1.67%	1.69%
Net investment income	4.54%	4.53%	4.64%	5.28%	6.01%
Portfolio Turnover of the Portfolio	39%	38%	44%	62%	76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$4.400	$4.650	$4.640	$4.490	$4.280

Income (Loss) From Operations
Net investment income(1)	$0.195	$0.204	$0.216	$0.241	$0.261
Net realized and unrealized gain (loss)	0.081	(0.219)	0.044	0.164	0.224

Total income (loss) from operations	$0.276	$(0.015)	$0.260	$0.405	$0.485

Less Distributions
From net investment income	$(0.216)	$(0.223)	$(0.250)	$(0.255)	$(0.275)
Tax return of capital	—	(0.012)	—	—	—

Total distributions	$(0.216)	$(0.235)	$(0.250)	$(0.255)	$(0.275)

Net asset value — End of year	$4.460	$4.400	$4.650	$4.640	$4.490

Total Return(2)	6.54%	(0.34)%	5.70%	9.23%	11.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$136,908	$111,949	$121,827	$118,991	$124,390
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.61%	1.65%	1.64%	1.67%	1.69%
Net investment income	4.50%	4.49%	4.62%	5.25%	5.97%
Portfolio Turnover of the Portfolio	39%	38%	44%	62%	76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$4.410	$4.660	$4.650	$4.500	$4.280

Income (Loss) From Operations
Net investment income(1)	$0.238	$0.245	$0.261	$0.286	$0.304
Net realized and unrealized gain (loss)	0.083	(0.213)	0.046	0.164	0.234

Total income from operations	$0.321	$0.032	$0.307	$0.450	$0.538

Less Distributions
From net investment income	$(0.261)	$(0.268)	$(0.297)	$(0.300)	$(0.318)
Tax return of capital	—	(0.014)	—	—	—

Total distributions	$(0.261)	$(0.282)	$(0.297)	$(0.300)	$(0.318)

Net asset value — End of year	$4.470	$4.410	$4.660	$4.650	$4.500

Total Return(2)	7.62%	0.70%	6.75%	10.29%	13.06%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$839,724	$322,095	$160,509	$82,300	$71,485
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.61%	0.65%	0.64%	0.66%	0.69%
Net investment income	5.45%	5.42%	5.56%	6.23%	6.98%
Portfolio Turnover of the Portfolio	39%	38%	44%	62%	76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (79.8% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are

14

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$67,240,076	$35,612,368
Tax return of capital	$—	$1,904,809

During the year ended October 31, 2016, accumulated net realized loss was decreased by $18,973,732, accumulated distributions in excess of net investment income was decreased by $5,853,897 and paid-in capital was decreased by $24,827,629 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$123,262
Capital loss carryforwards and deferred capital losses	$(72,549,650)
Net unrealized appreciation	$31,314,078
Other temporary differences	$(1,103,432)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio, investments in partnerships and the timing of recognizing distributions to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $60,438,672 and deferred capital losses of $12,110,978 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($42,283,452) and October 31, 2019 ($18,155,220) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $134,361 are short-term and $11,976,617 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $35,585 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $111,430 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid

15

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Notes to Financial Statements — continued

or accrued to EVD for the year ended October 31, 2016 amounted to $1,032,359 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $59,919 and $920,541 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $19,973 and $306,847 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $2,000, $3,000 and $12,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $757,263,339 and $153,223,781, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	85,845,314	46,334,658
Issued to shareholders electing to receive payments of distributions in Fund shares	4,808,332	3,407,517
Redemptions	(54,585,083)	(33,353,260)
Exchange from Class B shares	388,394	787,100

Net increase	36,456,957	17,176,015

	Year Ended October 31,
Class B	2016	2015

Sales	25,599	40,482
Issued to shareholders electing to receive payments of distributions in Fund shares	78,203	122,185
Redemptions	(557,205)	(616,056)
Exchange to Class A shares	(388,100)	(785,695)

Net decrease	(841,503)	(1,239,084)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2016	2015

Sales	10,474,062	4,825,970
Issued to shareholders electing to receive payments of distributions in Fund shares	1,079,789	1,030,958
Redemptions	(6,323,769)	(6,617,347)

Net increase (decrease)	5,230,082	(760,419)

	Year Ended October 31,
Class I	2016	2015

Sales	173,971,504	62,716,183
Issued to shareholders electing to receive payments of distributions in Fund shares	6,609,667	1,889,478
Redemptions	(65,723,515)	(25,964,918)

Net increase	114,857,656	38,640,743

17

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

18

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments

Corporate Bonds & Notes — 83.6%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 0.9%
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(1)	$1,775	$1,871,524
Orbital ATK, Inc., 5.25%, 10/1/21	1,415	1,468,063
Orbital ATK, Inc., 5.50%, 10/1/23	555	581,363
TransDigm, Inc., 6.00%, 7/15/22	5,055	5,301,431
TransDigm, Inc., 6.375%, 6/15/26(1)	3,325	3,422,688
TransDigm, Inc., 6.50%, 7/15/24	2,965	3,135,487
TransDigm, Inc., 6.50%, 5/15/25	250	262,188

		$16,042,744

Air Transportation — 0.1%
VistaJet Malta Finance PLC/VistaJet Co. Finance, LLC, 7.75%, 6/1/20(1)	$2,770	$1,426,550

		$1,426,550

Automotive & Auto Parts — 0.6%
American Axle & Manufacturing, Inc., 5.125%, 2/15/19	$660	$669,924
American Tire Distributors, Inc., 10.25%, 3/1/22(1)	1,800	1,663,884
General Motors Financial Co., Inc., 3.25%, 5/15/18	340	346,182
General Motors Financial Co., Inc., 4.75%, 8/15/17	320	328,080
General Motors Financial Co., Inc., 6.75%, 6/1/18	1,375	1,475,920
Navistar International Corp., 8.25%, 11/1/21	3,055	3,005,356
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	1,280	1,352,000
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	770	817,163
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	675	714,656

		$10,373,165

Banks & Thrifts — 0.7%
Ally Financial, Inc., 3.50%, 1/27/19	$1,200	$1,203,000
Ally Financial, Inc., 6.25%, 12/1/17	1,795	1,862,312
CIT Group, Inc., 5.00%, 8/1/23	4,300	4,590,250
CIT Group, Inc., 5.375%, 5/15/20	835	894,494
CIT Group, Inc., 5.50%, 2/15/19(1)	1,465	1,547,406
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(2)(3)	3,340	3,711,575

		$13,809,037

Broadcasting — 1.1%
CBS Radio, Inc., 7.25%, 11/1/24(1)	$1,435	$1,494,194
iHeartCommunications, Inc., 11.25%, 3/1/21	1,500	1,143,750
Netflix, Inc., 5.50%, 2/15/22	1,790	1,946,625

Security	Principal Amount (000’s omitted)	Value

Broadcasting (continued)
Netflix, Inc., 5.875%, 2/15/25	$2,155	$2,392,050
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	6,775	7,206,906
Starz, LLC/Starz Finance Corp., 5.00%, 9/15/19	1,475	1,495,281
Tribune Media Co., 5.875%, 7/15/22	4,675	4,698,375

		$20,377,181

Building Materials — 1.8%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/21(1)	$2,000	$2,180,000
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	3,070	3,093,178
Builders FirstSource, Inc., 10.75%, 8/15/23(1)	1,255	1,449,525
FBM Finance, Inc., 8.25%, 8/15/21(1)	3,190	3,349,500
HD Supply, Inc., 5.25%, 12/15/21(1)	1,630	1,737,988
HD Supply, Inc., 5.75%, 4/15/24(1)	1,650	1,736,625
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	2,885	2,690,263
Ply Gem Industries, Inc., 6.50%, 2/1/22	2,230	2,304,928
Rexel S.A., 5.25%, 6/15/20(1)	2,700	2,789,437
Standard Industries, Inc., 5.125%, 2/15/21(1)	1,470	1,550,850
Standard Industries, Inc., 5.375%, 11/15/24(1)	2,905	3,013,937
Standard Industries, Inc., 5.50%, 2/15/23(1)	2,935	3,067,075
Standard Industries, Inc., 6.00%, 10/15/25(1)	3,340	3,581,983
USG Corp., 5.50%, 3/1/25(1)	345	368,719
USG Corp., 5.875%, 11/1/21(1)	880	922,900

		$33,836,908

Cable / Satellite TV — 7.1%
Altice Financing S.A., 6.625%, 2/15/23(1)	$2,535	$2,618,985
Altice Luxembourg S.A., 7.625%, 2/15/25(1)	2,740	2,859,875
Altice Luxembourg S.A., 7.75%, 5/15/22(1)	4,220	4,457,375
Altice US Finance I Corp., 5.375%, 7/15/23(1)	970	1,000,313
Altice US Finance I Corp., 5.50%, 5/15/26(1)	4,205	4,299,612
Cablevision Systems Corp., 5.875%, 9/15/22	2,690	2,488,250
Cablevision Systems Corp., 7.75%, 4/15/18	1,470	1,552,688
Cablevision Systems Corp., 8.00%, 4/15/20	5,451	5,791,687
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,165	2,259,719
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	3,855	3,970,650
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	3,000	3,090,000
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	2,010	2,130,600
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	2,725	2,845,922

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Cable / Satellite TV (continued)
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	$7,860	$8,311,950
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)	235	229,713
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(1)	7,720	7,980,550
CSC Holdings, LLC, 5.25%, 6/1/24	385	360,938
CSC Holdings, LLC, 6.75%, 11/15/21	5,020	5,296,100
CSC Holdings, LLC, 8.625%, 2/15/19	1,020	1,140,482
CSC Holdings, LLC, 10.125%, 1/15/23(1)	8,485	9,588,050
CSC Holdings, LLC, 10.875%, 10/15/25(1)	4,595	5,295,737
DISH DBS Corp., 5.875%, 7/15/22	2,515	2,615,600
DISH DBS Corp., 5.875%, 11/15/24	1,440	1,455,300
DISH DBS Corp., 6.75%, 6/1/21	3,625	3,903,690
DISH DBS Corp., 7.75%, 7/1/26	3,755	4,132,866
SFR Group S.A., 6.00%, 5/15/22(1)	9,035	9,272,169
SFR Group S.A., 6.25%, 5/15/24(1)	585	586,825
SFR Group S.A., 7.375%, 5/1/26(1)	3,450	3,488,812
Unitymedia GmbH, 6.125%, 1/15/25(1)	935	979,413
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	2,370	2,464,800
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	1,500	1,563,750
Virgin Media Finance PLC, 5.75%, 1/15/25(1)	1,930	1,917,937
Virgin Media Finance PLC, 6.375%, 4/15/23(1)	2,240	2,296,000
Virgin Media Secured Finance PLC, 5.25%, 1/15/26(1)	2,610	2,610,000
Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)	4,320	4,379,400
VTR Finance B.V., 6.875%, 1/15/24(1)	4,615	4,834,212
Ziggo Bond Finance B.V., 5.875%, 1/15/25(1)	1,225	1,221,938
Ziggo Bond Finance B.V., 6.00%, 1/15/27(1)	4,745	4,670,859
Ziggo Secured Finance B.V., 5.50%, 1/15/27(1)	3,810	3,751,661

		$133,714,428

Capital Goods — 1.0%
Anixter, Inc., 5.50%, 3/1/23	$2,335	$2,466,344
CNH Industrial Capital, LLC, 6.25%, 11/1/16	1,910	1,910,000
HRG Group, Inc., 7.875%, 7/15/19	6,550	6,869,312
Manitowoc Foodservice, Inc., 9.50%, 2/15/24	6,630	7,641,075

		$18,886,731

Chemicals — 1.7%
CF Industries, Inc., 4.95%, 6/1/43	$2,315	$1,945,005
INEOS Group Holdings S.A., 5.625%, 8/1/24(1)	3,355	3,334,031
Kissner Milling Co., Ltd., 7.25%, 6/1/19(1)	5,295	5,480,325

Security		Principal Amount (000’s omitted)		Value

Chemicals (continued)
Platform Specialty Products Corp., 6.50%, 2/1/22(1)		$5,620		$5,479,500
Platform Specialty Products Corp., 10.375%, 5/1/21(1)		1,995		2,159,588
PQ Corp., 6.75%, 11/15/22(1)		900		973,125
Tronox Finance, LLC, 6.375%, 8/15/20		6,085		5,491,712
Tronox Finance, LLC, 7.50%, 3/15/22(1)		2,620		2,358,000
Valvoline, Inc., 5.50%, 7/15/24(1)		835		883,013
Versum Materials, Inc., 5.50%, 9/30/24(1)		1,590		1,629,750
W.R. Grace & Co., 5.125%, 10/1/21(1)		2,270		2,423,225
W.R. Grace & Co., 5.625%, 10/1/24(1)		525		570,281

				$32,727,555

Consumer Products — 2.2%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)		$3,490		$3,411,475
Central Garden & Pet Co., 6.125%, 11/15/23		6,300		6,788,250
NBTY, Inc., 7.625%, 5/15/21(1)		6,960		6,838,200
Prestige Brands, Inc., 6.375%, 3/1/24(1)		5,706		6,091,155
Revlon Consumer Products Corp., 5.75%, 2/15/21		1,495		1,517,425
Revlon Consumer Products Corp., 6.25%, 8/1/24(1)		2,405		2,483,163
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23(1)		925		985,125
Serta Simmons Holdings, LLC, 8.125%, 10/1/20(1)		1,535		1,595,517
Spectrum Brands, Inc., 5.75%, 7/15/25		3,285		3,572,437
Tempur Sealy International, Inc., 5.50%, 6/15/26		2,510		2,591,575
Tempur Sealy International, Inc., 5.625%, 10/15/23		1,910		1,986,400
Vista Outdoor, Inc., 5.875%, 10/1/23		3,365		3,550,412

				$41,411,134

Containers — 2.5%
ARD Finance S.A., 6.625%, 9/15/23(1)(4)	EUR	2,585	*	$2,779,557
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.85%, 12/15/19(1)(5)		$1,105		1,125,719
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)		3,625		3,689,162
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)		385		396,550
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.25%, 1/31/19(1)		785		802,663
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 1/31/21(1)		600		621,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.00%, 11/15/20(1)		520		537,896
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)		5,415		5,739,900
Ball Corp., 4.375%, 12/15/20		3,405		3,643,350

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Containers (continued)
Berry Plastics Corp., 6.00%, 10/15/22	$1,770	$1,883,935
BWAY Holding Co., 9.125%, 8/15/21(1)	4,545	4,772,250
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	3,985	4,253,987
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	995	1,093,878
Reynolds Group Holdings, Inc., 5.125%, 7/15/23(1)	2,635	2,702,522
Reynolds Group Holdings, Inc., 6.875%, 2/15/21	1,855	1,919,929
Reynolds Group Holdings, Inc., 7.00%, 7/15/24(1)	2,075	2,221,547
Reynolds Group Holdings, Inc., 8.25%, 2/15/21	2,765	2,890,807
Reynolds Group Holdings, Inc., 9.875%, 8/15/19	5,345	5,485,306

		$46,559,958

Diversified Financial Services — 1.9%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.625%, 10/30/20	$1,035	$1,091,925
Aircastle, Ltd., 5.00%, 4/1/23	1,310	1,359,125
Alliance Data Systems Corp., 5.875%, 11/1/21(1)	3,810	3,857,625
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	5,880	6,012,300
Double Eagle Acquisition Sub, Inc., 7.50%, 10/1/24(1)	5,335	5,508,388
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17	725	726,359
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,795	1,759,100
International Lease Finance Corp., 6.25%, 5/15/19	975	1,057,875
International Lease Finance Corp., 8.25%, 12/15/20	955	1,138,838
International Lease Finance Corp., 8.625%, 1/15/22	1,580	1,941,425
International Lease Finance Corp., 8.75%, 3/15/17	1,230	1,261,714
Navient Corp., 4.875%, 6/17/19	40	40,450
Navient Corp., 5.50%, 1/15/19	2,490	2,546,772
Navient Corp., 7.25%, 1/25/22	45	45,619
Navient Corp., 8.00%, 3/25/20	6,065	6,588,106

		$34,935,621

Diversified Media — 0.9%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	$1,095	$1,100,475
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,176,000
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	445	420,525
IAC/InterActiveCorp, 4.875%, 11/30/18	1,551	1,567,285
MDC Partners, Inc., 6.50%, 5/1/24(1)	12,220	10,448,100
National CineMedia, LLC, 6.00%, 4/15/22	1,215	1,269,675

		$16,982,060

Security	Principal Amount (000’s omitted)	Value

Energy — 13.3%
AmeriGas Finance, LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	$4,835	$5,113,012
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	800	840,000
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26	1,995	2,086,646
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24(1)	1,585	1,599,859
Antero Resources Corp., 5.375%, 11/1/21	7,225	7,333,375
Antero Resources Corp., 5.625%, 6/1/23	2,295	2,352,375
Antero Resources Corp., 6.00%, 12/1/20	425	437,750
Blue Racer Midstream, LLC/Blue Racer Finance Corp., 6.125%, 11/15/22(1)	765	751,613
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	2,155	1,319,938
Callon Petroleum Co., 6.125%, 10/1/24(1)	1,110	1,146,075
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	6,270	6,607,012
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24(1)	5,095	5,426,175
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	3,160	3,223,200
Concho Resources, Inc., 5.50%, 4/1/23	5,045	5,186,260
Concho Resources, Inc., 6.50%, 1/15/22	1,340	1,390,250
Continental Resources, Inc., 4.50%, 4/15/23	2,490	2,384,175
CrownRock, L.P./CrownRock Finance, Inc., 7.125%, 4/15/21(1)	3,445	3,565,575
CrownRock, L.P./CrownRock Finance, Inc., 7.75%, 2/15/23(1)	4,509	4,835,902
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	3,430	3,189,900
Denbury Resources, Inc., 5.50%, 5/1/22	715	568,425
Denbury Resources, Inc., 9.00%, 5/15/21(1)	1,860	1,925,100
Diamondback Energy, Inc., 4.75%, 11/1/24(1)	1,080	1,081,350
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(1)	5,745	5,874,262
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(1)	1,035	1,110,038
Energy Transfer Equity, L.P., 5.875%, 1/15/24	6,315	6,425,512
Energy Transfer Equity, L.P., 7.50%, 10/15/20	1,780	1,949,100
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	2,100	1,438,500
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp., 7.875%, 7/15/21(1)	2,970	3,155,625
Great Western Petroleum, LLC/Great Western Finance, Inc., 9.00%, 9/30/21(1)	4,670	4,868,475
Gulfport Energy Corp., 6.00%, 10/15/24(1)	5,890	6,000,437
Gulfport Energy Corp., 6.625%, 5/1/23	5,945	6,271,975
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(1)	1,165	1,217,425

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.50%, 3/1/20	$575	$593,688
Matador Resources Co., 6.875%, 4/15/23	3,970	4,188,350
Murphy Oil Corp., 6.875%, 8/15/24	1,115	1,177,976
Newfield Exploration Co., 5.375%, 1/1/26	1,430	1,476,475
Newfield Exploration Co., 5.625%, 7/1/24	2,480	2,591,600
Newfield Exploration Co., 5.75%, 1/30/22	2,400	2,514,000
Noble Energy, Inc., 5.625%, 5/1/21	795	825,210
Oasis Petroleum, Inc., 6.50%, 11/1/21	935	933,831
Oasis Petroleum, Inc., 6.875%, 3/15/22	900	895,500
Oasis Petroleum, Inc., 6.875%, 1/15/23	2,680	2,639,800
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(1)	2,935	3,096,425
Parsley Energy, LLC/Parsley Finance Corp., 7.50%, 2/15/22(1)	4,350	4,643,625
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23(1)	4,515	4,198,950
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	2,530	2,593,250
PBF Logistics, L.P./PBF Logistics Finance Corp., 6.875%, 5/15/23	5,230	5,099,250
PDC Energy, Inc., 6.125%, 9/15/24(1)	790	823,575
Precision Drilling Corp., 6.625%, 11/15/20	1,570	1,530,750
Rice Energy, Inc., 7.25%, 5/1/23	2,260	2,406,900
RSP Permian, Inc., 6.625%, 10/1/22	4,980	5,272,575
Sabine Pass Liquefaction, LLC, 5.00%, 3/15/27(1)	3,980	4,059,600
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	4,445	4,711,700
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23	3,040	3,245,200
Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	9,640	10,230,450
Sabine Pass Liquefaction, LLC, 5.75%, 5/15/24	2,345	2,491,563
Sabine Pass LNG, L.P., 6.50%, 11/1/20	2,260	2,342,501
Sabine Pass LNG, L.P., 7.50%, 11/30/16	7,495	7,529,477
Seven Generations Energy, Ltd., 6.75%, 5/1/23(1)	11,135	11,830,937
Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	1,890	2,017,575
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	4,290	4,568,850
SM Energy Co., 5.625%, 6/1/25	1,850	1,771,375
SM Energy Co., 6.125%, 11/15/22	3,285	3,317,850
SM Energy Co., 6.50%, 11/15/21	1,895	1,925,794
SM Energy Co., 6.50%, 1/1/23	2,820	2,820,000
SM Energy Co., 6.75%, 9/15/26	1,580	1,622,463
Southwestern Energy Co., 4.10%, 3/15/22	1,735	1,561,500
Southwestern Energy Co., 5.80%, 1/23/20	3,515	3,515,000
Southwestern Energy Co., 6.70%, 1/23/25	940	900,050
Southwestern Energy Co., 7.50%, 2/1/18	767	807,268
Sunoco L.P./Sunoco Finance Corp., 6.375%, 4/1/23	2,315	2,378,663

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Teine Energy, Ltd., 6.875%, 9/30/22(1)	$745	$761,763
Tesoro Corp., 5.375%, 10/1/22	1,970	2,031,563
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	640	683,200
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	1,530	1,629,450
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24	1,775	1,921,438
Triangle USA Petroleum Corp., 6.75%, 7/15/22(1)(6)	1,465	380,900
Whiting Petroleum Corp., 5.00%, 3/15/19	875	835,625
Whiting Petroleum Corp., 5.75%, 3/15/21	500	466,250
Williams Cos., Inc. (The), 3.70%, 1/15/23	3,295	3,204,387
Williams Cos., Inc. (The), 4.55%, 6/24/24	3,244	3,316,990
Williams Cos., Inc. (The), 5.75%, 6/24/44	2,910	2,988,206
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 5/15/23	4,030	4,087,786
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 3/15/24	3,270	3,357,129
WPX Energy, Inc., 7.50%, 8/1/20	1,860	1,969,275

		$249,458,824

Entertainment / Film — 0.1%
AMC Entertainment Holding, Inc., 5.875%, 11/15/26(1)(7)	$1,645	$1,661,450
Regal Entertainment Group, 5.75%, 3/15/22	1,065	1,104,938

		$2,766,388

Environmental — 1.0%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(1)(7)	$3,075	$3,098,062
Advanced Disposal Services, Inc., 8.25%, 10/1/20	4,145	4,336,706
Clean Harbors, Inc., 5.125%, 6/1/21	1,180	1,210,975
Covanta Holding Corp., 5.875%, 3/1/24	2,710	2,649,025
Covanta Holding Corp., 6.375%, 10/1/22	2,845	2,909,013
Covanta Holding Corp., 7.25%, 12/1/20	2,660	2,730,490
GFL Environmental, Inc., 9.875%, 2/1/21(1)	2,305	2,535,500

		$19,469,771

Food & Drug Retail — 1.3%
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 5.75%, 3/15/25(1)	$3,200	$3,167,008
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24(1)	1,770	1,840,800
Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	2,555	2,184,525
New Albertsons, Inc., 8.00%, 5/1/31	2,335	2,282,463

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Food & Drug Retail (continued)
Rite Aid Corp., 6.125%, 4/1/23(1)	$6,815	$7,228,125
Safeway, Inc., 7.25%, 2/1/31	3,750	3,759,375
Safeway, Inc., 7.45%, 9/15/27	3,054	3,046,365

		$23,508,661

Food / Beverage / Tobacco — 1.7%
Constellation Brands, Inc., 4.25%, 5/1/23	$2,940	$3,101,700
Constellation Brands, Inc., 6.00%, 5/1/22	565	658,225
Dean Foods Co., 6.50%, 3/15/23(1)	8,200	8,753,500
Performance Food Group, Inc., 5.50%, 6/1/24(1)	515	531,738
Pinnacle Foods Finance, LLC / Pinnacle Foods Finance Corp., 5.875%, 1/15/24	1,075	1,157,646
Post Holdings, Inc., 5.00%, 8/15/26(1)	3,000	2,917,500
Post Holdings, Inc., 6.00%, 12/15/22(1)	1,250	1,323,437
Post Holdings, Inc., 6.75%, 12/1/21(1)	580	621,325
Post Holdings, Inc., 7.75%, 3/15/24(1)	1,880	2,075,520
Post Holdings, Inc., 8.00%, 7/15/25(1)	940	1,076,300
TreeHouse Foods, Inc., 6.00%, 2/15/24(1)	4,565	4,925,635
US Foods, Inc., 5.875%, 6/15/24(1)	3,725	3,920,562
WhiteWave Foods Co. (The), 5.375%, 10/1/22	920	1,038,450

		$32,101,538

Gaming — 2.4%
Buffalo Thunder Development Authority, 11.00%, 12/9/22(1)	$2,685	$1,409,562
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	840	886,200
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	2,470	2,645,988
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26	3,550	3,771,875
International Game Technology PLC, 6.50%, 2/15/25(1)	720	784,800
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26(1)	2,390	2,350,417
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24(1)	2,505	2,672,584
MGM Resorts International, 6.00%, 3/15/23	4,590	4,980,150
MGM Resorts International, 6.625%, 12/15/21	2,840	3,179,039
MGM Resorts International, 7.75%, 3/15/22	3,900	4,522,783
New Cotai, LLC/New Cotai Capital Corp., 10.625%, 5/1/19(1)(4)	2,980	1,616,372
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	2,005	2,075,175
Scientific Games International, Inc., 7.00%, 1/1/22(1)	1,900	2,028,250

Security	Principal Amount (000’s omitted)	Value

Gaming (continued)
Scientific Games International, Inc., 10.00%, 12/1/22	$2,545	$2,354,125
Station Casinos, LLC, 7.50%, 3/1/21	1,560	1,642,497
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	2,355	2,443,313
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(1)	4,100	4,139,442
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)(6)	3,605	1,442,000

		$44,944,572

Health Care — 9.7%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	$1,025	$1,031,406
Acadia Healthcare Co., Inc., 6.50%, 3/1/24	1,790	1,841,462
Alere, Inc., 6.375%, 7/1/23(1)	9,695	10,155,512
Alere, Inc., 6.50%, 6/15/20	3,819	3,887,398
Alere, Inc., 7.25%, 7/1/18	515	524,334
AmSurg Corp., 5.625%, 11/30/20	2,035	2,088,419
AmSurg Corp., 5.625%, 7/15/22	2,325	2,380,219
Capsugel S.A., 7.00%, 5/15/19(1)(4)	607	607,304
Centene Corp., 4.75%, 5/15/22	885	902,700
Centene Corp., 4.75%, 1/15/25(7)	5,365	5,365,000
Centene Corp., 5.625%, 2/15/21	2,250	2,373,750
Centene Corp., 6.125%, 2/15/24	3,740	3,983,100
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	266	262,702
CHS/Community Health Systems, Inc., 6.875%, 2/1/22	1,445	1,083,750
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	4,185	3,410,775
Concordia International Corp., 9.50%, 10/21/22(1)	5,870	3,580,700
ConvaTec Finance International S.A., 8.25%, 1/15/19(1)(4)	5,755	5,755,000
ConvaTec Healthcare E S.A., 10.50%, 12/15/18(1)	3,795	3,837,694
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp., 8.125%, 6/15/21(1)	1,230	1,134,675
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	1,510	1,640,238
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,260	1,433,502
Grifols Worldwide Operations, Ltd., 5.25%, 4/1/22	4,160	4,368,000
HCA, Inc., 4.50%, 2/15/27	795	787,050
HCA, Inc., 5.25%, 6/15/26	4,595	4,815,560
HCA, Inc., 5.875%, 2/15/26	12,010	12,640,525
HCA, Inc., 6.50%, 2/15/20	505	560,234
HCA, Inc., 7.50%, 2/15/22	1,530	1,744,200
HCA Holdings, Inc., 6.25%, 2/15/21	1,030	1,113,688

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
Hill-Rom Holdings, Inc., 5.75%, 9/1/23(1)	$1,285	$1,355,675
Hologic, Inc., 5.25%, 7/15/22(1)	3,260	3,460,001
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(1)	10,365	10,447,920
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	2,360	2,569,757
Kinetic Concepts, Inc./KCI USA, Inc., 9.625%, 10/1/21(1)	3,580	3,463,650
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 4.875%, 4/15/20(1)	1,280	1,294,400
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 5.50%, 4/15/25(1)	1,280	1,188,800
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 5.625%, 10/15/23(1)	4,165	3,935,925
MEDNAX, Inc., 5.25%, 12/1/23(1)	1,645	1,723,137
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(1)	14,445	15,490,818
Opal Acquisition, Inc., 8.875%, 12/15/21(1)	1,985	1,627,700
PRA Holdings, Inc., 9.50%, 10/1/23(1)	3,666	4,032,600
Surgical Care Affiliates, Inc., 6.00%, 4/1/23(1)	4,310	4,503,950
Team Health, Inc., 7.25%, 12/15/23(1)	7,925	8,975,062
Teleflex, Inc., 4.875%, 6/1/26	1,025	1,058,313
Teleflex, Inc., 5.25%, 6/15/24	845	878,800
Tenet Healthcare Corp., 6.00%, 10/1/20	1,615	1,715,938
Tenet Healthcare Corp., 6.75%, 6/15/23	4,010	3,689,200
Tenet Healthcare Corp., 8.125%, 4/1/22	4,415	4,337,737
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(1)	4,890	3,789,750
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	3,900	3,012,750
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	5,525	4,834,375
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	1,530	1,352,138
Vizient, Inc., 10.375%, 3/1/24(1)	5,685	6,352,987
WellCare Health Plans, Inc., 5.75%, 11/15/20	4,190	4,318,319

		$182,718,599

Homebuilders / Real Estate — 0.7%
Beazer Homes USA, Inc., 8.75%, 3/15/22(1)	$785	$836,025
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	5,260	5,220,550
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(1)	2,855	3,119,088
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,860	1,911,150
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24	2,565	2,670,806

		$13,757,619

Security	Principal Amount (000’s omitted)	Value

Hotels — 0.4%
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(1)	$3,180	$3,203,850
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	3,310	3,409,585
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	1,285	1,317,125

		$7,930,560

Insurance — 0.7%
Alliant Holdings Intermediate, LLC, 8.25%, 8/1/23(1)	$2,790	$2,845,800
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19(1)(4)	1,840	1,803,200
Hub International, Ltd., 7.875%, 10/1/21(1)	3,690	3,791,475
USI, Inc., 7.75%, 1/15/21(1)	4,745	4,816,175

		$13,256,650

Leisure — 0.5%
NCL Corp., Ltd., 4.625%, 11/15/20(1)	$2,710	$2,757,425
NCL Corp., Ltd., 5.25%, 11/15/19(1)	1,030	1,053,175
Royal Caribbean Cruises, Ltd., 7.25%, 3/15/18	1,355	1,456,625
Viking Cruises, Ltd., 6.25%, 5/15/25(1)	1,820	1,674,400
Viking Cruises, Ltd., 8.50%, 10/15/22(1)	2,010	2,035,125

		$8,976,750

Metals / Mining — 2.2%
Alcoa Nederland Holding B.V., 6.75%, 9/30/24(1)	$1,605	$1,665,187
Alcoa Nederland Holding B.V., 7.00%, 9/30/26(1)	820	844,600
Eldorado Gold Corp., 6.125%, 12/15/20(1)	9,000	9,135,000
Freeport-McMoRan, Inc., 3.10%, 3/15/20	840	812,700
Freeport-McMoRan, Inc., 3.875%, 3/15/23	850	777,750
Freeport-McMoRan, Inc., 4.55%, 11/14/24	3,365	3,093,697
Imperial Metals Corp., 7.00%, 3/15/19(1)	935	892,925
New Gold, Inc., 6.25%, 11/15/22(1)	8,584	8,712,760
Novelis Corp., 5.875%, 9/30/26(1)	3,480	3,532,200
Novelis Corp., 6.25%, 8/15/24(1)	2,390	2,491,575
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20	2,445	2,359,425
SunCoke Energy, Inc., 7.625%, 8/1/19	89	80,768
Teck Resources, Ltd., 3.00%, 3/1/19	339	338,871
Teck Resources, Ltd., 5.40%, 2/1/43	1,545	1,402,088
Teck Resources, Ltd., 8.00%, 6/1/21(1)	2,450	2,682,750
Teck Resources, Ltd., 8.50%, 6/1/24(1)	2,510	2,911,600

		$41,733,896

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Paper — 0.0%(8)
Domtar Corp., 10.75%, 6/1/17	$520	$546,359

		$546,359

Publishing / Printing — 0.4%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(1)	$5,785	$6,283,956
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(4)	1,095	1,112,794

		$7,396,750

Railroad — 0.4%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	$7,710	$7,864,200

		$7,864,200

Restaurants — 1.1%
1011778 B.C. ULC/New Red Finance, Inc., 4.625%, 1/15/22(1)	$3,680	$3,808,800
1011778 B.C. ULC/New Red Finance, Inc., 6.00%, 4/1/22(1)	5,540	5,808,690
Landry’s, Inc., 6.75%, 10/15/24(1)	1,605	1,641,112
NPC International, Inc./NPC Quality Burgers, Inc./NPC Operating Company B, Inc., 10.50%, 1/15/20	5,235	5,450,944
Yum! Brands, Inc., 3.75%, 11/1/21	1,955	2,016,094
Yum! Brands, Inc., 3.875%, 11/1/20	855	883,856
Yum! Brands, Inc., 3.875%, 11/1/23	265	264,006
Yum! Brands, Inc., 5.30%, 9/15/19	600	648,750

		$20,522,252

Services — 4.1%
Aramark Services, Inc., 5.125%, 1/15/24	$3,695	$3,879,750
BlueLine Rental Finance Corp., 7.00%, 2/1/19(1)	2,975	2,610,563
CEB, Inc., 5.625%, 6/15/23(1)	3,045	2,972,681
Change Healthcare Holdings, Inc., 6.00%, 2/15/21(1)	10,870	11,440,675
Cloud Crane, LLC, 10.125%, 8/1/24(1)	2,855	2,983,475
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(1)	3,880	4,044,900
FTI Consulting, Inc., 6.00%, 11/15/22	1,230	1,296,113
Hertz Corp. (The), 6.25%, 10/15/22	985	1,009,625
IHS Markit, Ltd., 5.00%, 11/1/22(1)	2,255	2,395,938
Laureate Education, Inc., 9.25%, 9/1/19(1)	13,210	12,285,300
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)	4,985	5,298,556

Security	Principal Amount (000’s omitted)	Value

Services (continued)
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)	$6,665	$7,098,225
Sabre GLBL, Inc., 5.25%, 11/15/23(1)	2,535	2,614,219
Sabre GLBL, Inc., 5.375%, 4/15/23(1)	905	933,281
ServiceMaster Co., LLC (The), 7.10%, 3/1/18	1,582	1,637,370
ServiceMaster Co., LLC (The), 7.45%, 8/15/27	4,270	4,547,550
TMS International Corp., 7.625%, 10/15/21(1)	2,780	2,307,400
United Rentals North America, Inc., 4.625%, 7/15/23	2,000	2,072,500
United Rentals North America, Inc., 5.50%, 5/15/27(7)	1,545	1,546,931
United Rentals North America, Inc., 6.125%, 6/15/23	1,020	1,073,550
United Rentals North America, Inc., 7.625%, 4/15/22	1,275	1,362,720
Vander Intermediate Holding II Corp., 9.75%, 2/1/19(1)(4)	1,747	888,251

		$76,299,573

Steel — 0.3%
ArcelorMittal, 7.25%, 2/25/22	$1,670	$1,903,800
Steel Dynamics, Inc., 5.50%, 10/1/24	505	534,038
United States Steel Corp., 8.375%, 7/1/21(1)	2,540	2,705,100

		$5,142,938

Super Retail — 3.1%
Chinos Intermediate Holdings A, Inc., 7.75%, 5/1/19(1)(4)	$1,600	$602,089
Dollar Tree, Inc., 5.25%, 3/1/20	1,880	1,955,200
Dollar Tree, Inc., 5.75%, 3/1/23	4,350	4,638,187
Hot Topic, Inc., 9.25%, 6/15/21(1)	7,480	7,966,200
L Brands, Inc., 6.625%, 4/1/21	3,670	4,238,850
L Brands, Inc., 6.875%, 11/1/35	5,560	5,921,400
L Brands, Inc., 8.50%, 6/15/19	3,620	4,226,350
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,340	1,383,550
Murphy Oil USA, Inc., 6.00%, 8/15/23	3,995	4,224,713
Party City Holdings, Inc., 6.125%, 8/15/23(1)	4,550	4,851,437
PetSmart, Inc., 7.125%, 3/15/23(1)	7,575	7,944,281
PVH Corp., 7.75%, 11/15/23	3,385	3,951,988
rue21, Inc., 9.00%, 10/15/21(1)	2,775	749,250
Sally Holdings, LLC/Sally Capital, Inc., 5.625%, 12/1/25	3,405	3,651,863
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	850	888,250

		$57,193,608

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Technology — 8.1%
Avaya, Inc., 9.00%, 4/1/19(1)	$1,380	$1,152,300
Camelot Finance S.A., 7.875%, 10/15/24(1)	1,595	1,634,875
Cengage Learning, Inc., 9.50%, 6/15/24(1)	6,735	6,297,225
CommScope, Inc., 4.375%, 6/15/20(1)	945	975,713
CommScope, Inc., 5.50%, 6/15/24(1)	2,500	2,628,125
CommScope Technologies Finance, LLC, 6.00%, 6/15/25(1)	3,245	3,423,475
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 6/15/21(1)	825	863,481
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, 6/15/23(1)	2,490	2,671,192
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/21(1)	3,940	4,135,325
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/26(1)	6,685	7,297,279
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/24(1)	4,190	4,594,406
First Data Corp., 5.00%, 1/15/24(1)	3,060	3,109,725
First Data Corp., 5.375%, 8/15/23(1)	4,880	5,050,800
First Data Corp., 5.75%, 1/15/24(1)	970	990,613
First Data Corp., 6.75%, 11/1/20(1)	390	404,616
First Data Corp., 7.00%, 12/1/23(1)	9,365	9,868,369
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, 11/15/24(1)(7)	2,290	2,298,587
Infor (US), Inc., 5.75%, 8/15/20(1)	2,625	2,756,250
Infor (US), Inc., 6.50%, 5/15/22	4,485	4,664,400
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(4)	3,120	3,181,427
Informatica, LLC, 7.125%, 7/15/23(1)	590	551,650
Match Group, Inc., 6.375%, 6/1/24	1,990	2,156,663
Micron Technology, Inc., 5.25%, 8/1/23(1)	1,845	1,817,325
Micron Technology, Inc., 5.50%, 2/1/25	335	329,359
Micron Technology, Inc., 5.625%, 1/15/26(1)	965	940,875
Micron Technology, Inc., 7.50%, 9/15/23(1)	3,335	3,689,344
Microsemi Corp., 9.125%, 4/15/23(1)	3,460	4,004,950
MSCI, Inc., 5.75%, 8/15/25(1)	1,275	1,361,891
Nuance Communications, Inc., 5.375%, 8/15/20(1)	915	940,734
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	3,240	3,466,800
NXP B.V./NXP Funding, LLC, 4.625%, 6/1/23(1)	2,530	2,776,675
Riverbed Technology, Inc., 8.875%, 3/1/23(1)	9,065	9,699,550
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)	8,995	9,714,600
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(1)	4,430	4,974,093
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	3,230	3,399,575
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(1)	6,780	6,593,550

Security	Principal Amount (000’s omitted)	Value

Technology (continued)
Western Digital Corp., 7.375%, 4/1/23(1)	$7,970	$8,747,075
Western Digital Corp., 10.50%, 4/1/24(1)	8,255	9,565,481
Zebra Technologies Corp., 7.25%, 10/15/22	8,020	8,681,650

		$151,410,023

Telecommunications — 7.2%
CenturyLink, Inc., 6.75%, 12/1/23	$2,030	$2,093,437
CenturyLink, Inc., 7.50%, 4/1/24	5,410	5,653,450
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	1,590	1,669,500
Communications Sales & Leasing, Inc./CSL Capital, LLC, 8.25%, 10/15/23	515	545,900
Digicel, Ltd., 6.00%, 4/15/21(1)	1,685	1,515,995
Digicel, Ltd., 6.75%, 3/1/23(1)	6,915	6,238,713
Equinix, Inc., 5.875%, 1/15/26	3,890	4,141,636
Frontier Communications Corp., 6.25%, 9/15/21	1,830	1,747,650
Frontier Communications Corp., 6.875%, 1/15/25	1,950	1,640,438
Frontier Communications Corp., 7.625%, 4/15/24	285	252,938
Frontier Communications Corp., 10.50%, 9/15/22	3,155	3,293,031
Frontier Communications Corp., 11.00%, 9/15/25	7,765	7,956,640
Hughes Satellite Systems Corp., 5.25%, 8/1/26(1)	2,400	2,370,000
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,087	3,380,265
Hughes Satellite Systems Corp., 6.625%, 8/1/26(1)	3,665	3,637,512
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	3,215	2,146,012
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	3,325	2,510,375
Intelsat Jackson Holdings S.A., 7.50%, 4/1/21	195	144,300
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(1)	3,485	3,547,730
Intelsat Luxembourg S.A., 7.75%, 6/1/21	2,325	767,250
Intelsat Luxembourg S.A., 8.125%, 6/1/23	2,605	872,675
Level 3 Financing, Inc., 5.25%, 3/15/26(1)	2,180	2,212,700
Level 3 Financing, Inc., 5.375%, 1/15/24	1,415	1,443,300
Sprint Capital Corp., 6.875%, 11/15/28	4,330	3,979,564
Sprint Communications, Inc., 6.00%, 11/15/22	255	237,788
Sprint Communications, Inc., 7.00%, 8/15/20	3,780	3,931,200
Sprint Communications, Inc., 9.00%, 11/15/18(1)	4,995	5,506,987
Sprint Communications, Inc., 9.125%, 3/1/17	1,140	1,165,650
Sprint Corp., 7.125%, 6/15/24	2,270	2,167,850
Sprint Corp., 7.25%, 9/15/21	4,985	5,115,856
Sprint Corp., 7.625%, 2/15/25	4,005	3,863,575
Sprint Corp., 7.875%, 9/15/23	15,985	15,825,150
T-Mobile USA, Inc., 6.25%, 4/1/21	895	934,156
T-Mobile USA, Inc., 6.375%, 3/1/25	1,225	1,316,116
T-Mobile USA, Inc., 6.464%, 4/28/19	865	880,138
T-Mobile USA, Inc., 6.50%, 1/15/26	13,337	14,737,385
T-Mobile USA, Inc., 6.625%, 4/1/23	4,615	4,915,806

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
T-Mobile USA, Inc., 6.633%, 4/28/21	$1,580	$1,654,063
T-Mobile USA, Inc., 6.731%, 4/28/22	560	588,000
Wind Acquisition Finance S.A., 4.75%, 7/15/20(1)	4,170	4,211,700
Zayo Group, LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1,980	2,091,375
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25	2,655	2,801,025

		$135,704,831

Transportation Ex Air / Rail — 0.4%
CEVA Group, PLC, 7.00%, 3/1/21(1)	$500	$407,500
CEVA Group, PLC, 9.00%, 9/1/21(1)	1,760	1,152,800
XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,595	1,644,844
XPO Logistics, Inc., 6.50%, 6/15/22(1)	4,270	4,451,475

		$7,656,619

Utilities — 2.0%
AES Corp. (The), 5.50%, 3/15/24	$790	$805,800
AES Corp. (The), 6.00%, 5/15/26	4,275	4,408,594
Calpine Corp., 5.375%, 1/15/23	3,505	3,487,475
Calpine Corp., 5.75%, 1/15/25	2,480	2,421,100
Dynegy, Inc., 6.75%, 11/1/19	3,170	3,224,175
Dynegy, Inc., 7.375%, 11/1/22	7,515	7,308,337
Dynegy, Inc., 7.625%, 11/1/24	2,155	2,071,494
NRG Energy, Inc., 7.25%, 5/15/26(1)	4,085	4,033,937
NRG Energy, Inc., 7.875%, 5/15/21	297	311,108
NRG Yield Operating, LLC, 5.00%, 9/15/26(1)	3,660	3,559,350
NRG Yield Operating, LLC, 5.375%, 8/15/24	2,655	2,721,375
TerraForm Power Operating, LLC, 9.375%, 2/1/23(1)(9)	345	346,622
TerraForm Power Operating, LLC, 9.625%, 6/15/25(1)(9)	2,680	2,780,500

		$37,479,867

Total Corporate Bonds & Notes (identified cost $1,538,534,865)		$1,568,923,920

Senior Floating-Rate Loans — 7.8%(10)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.1%
American Tire Distributors Holdings, Inc., Term Loan, 5.25%, Maturing 9/1/21	$1,970	$1,953,994

		$1,953,994

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Capital Goods — 0.2%
Cortes NP Acquisition Corporation, Term Loan, Maturing 9/29/23(11)	$2,800	$2,794,750
Silver II US Holdings, LLC, Term Loan, 4.00%, Maturing 12/13/19	880	813,817

		$3,608,567

Chemicals — 0.1%
PQ Corporation, Term Loan, 5.75%, Maturing 11/4/22	$1,995	$2,008,578

		$2,008,578

Consumer Products — 0.1%
NBTY, Inc., Term Loan, 5.00%, Maturing 5/5/23	$2,130	$2,137,915

		$2,137,915

Diversified Media — 0.1%
WMG Acquisition Corp., Term Loan, 3.75%, Maturing 7/1/20	$1,382	$1,381,385

		$1,381,385

Energy — 0.5%
Ascent Resources - Utica, LLC, Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing 7/1/19(12)	$859	$468,254
Chesapeake Energy Corporation, Term Loan, 8.50%, Maturing 8/23/21	7,065	7,563,082
EP Energy, LLC, Term Loan, 9.75%, Maturing 6/30/21	1,333	1,366,667

		$9,398,003

Entertainment / Film — 0.1%
AMC Entertainment, Inc., Term Loan, 4.00%, Maturing 12/15/22	$1,980	$1,995,204

		$1,995,204

Food & Drug Retail — 0.5%
Albertsons, LLC, Term Loan, 4.50%, Maturing 8/25/21	$9,905	$9,987,142

		$9,987,142

Gaming — 0.2%
GLP Financing, LLC, Term Loan, Maturing 10/29/18(11)	$4,150	$4,108,500

		$4,108,500

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care — 1.0%
inVentiv Health, Inc., Term Loan, Maturing 9/28/23(11)	$3,735	$3,739,336
Jaguar Holding Company II, Term Loan, Maturing 8/18/22(11)	1,120	1,121,051
MPH Acquisition Holdings, LLC, Term Loan, 5.00%, Maturing 6/7/23	4,593	4,651,062
Press Ganey Holdings, Inc., Term Loan, 4.25%, Maturing 10/21/23	3,730	3,734,663
Press Ganey Holdings, Inc., Term Loan - Second Lien, Maturing 10/21/24(11)	3,900	3,968,250
Vizient, Inc., Term Loan, 5.00%, Maturing 2/13/23	893	901,144

		$18,115,506

Hotels — 0.1%
Hilton Worldwide Finance, LLC, Term Loan, 3.50%, Maturing 10/26/20	$1,445	$1,453,654

		$1,453,654

Metals / Mining — 0.3%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 3.75%, Maturing 6/30/19	$4,608	$4,610,567

		$4,610,567

Publishing / Printing — 0.2%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.00%, Maturing 5/4/22	$3,855	$3,866,903

		$3,866,903

Services — 0.7%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$6,185	$5,868,019
AlixPartners, LLP, Term Loan, 4.50%, Maturing 7/28/22	4,919	4,938,764
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 7.50%, Maturing 12/17/21	2,864	2,858,449

		$13,665,232

Super Retail — 0.7%
National Vision, Inc., Term Loan, 4.00%, Maturing 3/12/21	$3,900	$3,865,875
National Vision, Inc., Term Loan - Second Lien, 6.75%, Maturing 3/11/22	5,414	5,107,205
PetSmart, Inc., Term Loan, 4.00%, Maturing 3/11/22	1,576	1,580,925
rue21, Inc., Term Loan, 5.625%, Maturing 10/9/20	3,893	1,901,064

		$12,455,069

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology — 0.9%
Cengage Learning Acquisitions, Inc., Term Loan, 5.25%, Maturing 6/7/23	$5,169	$5,076,416
Dell, Inc., Term Loan, 4.00%, Maturing 9/7/23	4,845	4,884,869
EIG Investors Corp., Term Loan, 6.48%, Maturing 11/9/19	2,455	2,397,462
EIG Investors Corp., Term Loan, Maturing 2/9/23(11)	5,635	5,295,142

		$17,653,889

Telecommunications — 1.2%
Asurion, LLC, Term Loan, 5.00%, Maturing 5/24/19	$1,065	$1,067,616
Asurion, LLC, Term Loan, 5.00%, Maturing 8/4/22	4,956	4,986,556
Asurion, LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	9,100	9,153,080
Intelsat Jackson Holdings S.A., Term Loan, 3.75%, Maturing 6/30/19	3,250	3,113,906
Lonestar Intermediate Super Holdings, LLC, Term Loan, 10.00%, (10.00% Cash, 0.00% PIK), Maturing 8/31/21	4,350	4,394,862

		$22,716,020

Transportation Ex Air / Rail — 0.6%
CEVA Group PLC, Term Loan, 6.50%, Maturing 3/19/21	$500	$400,000
CEVA Intercompany B.V., Term Loan, 6.50%, Maturing 3/19/21	566	452,750
CEVA Logistics Canada, ULC, Term Loan, 6.50%, Maturing 3/19/21	98	78,060
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, Maturing 3/19/21	781	624,482
XPO Logistics, Inc., Term Loan, 4.25%, Maturing 10/30/21	9,327	9,400,072

		$10,955,364

Utilities — 0.2%
Energy Future Intermediate Holding Co., LLC, DIP Loan, 4.25%, Maturing 6/30/17	$3,500	$3,522,672

		$3,522,672

Total Senior Floating-Rate Loans (identified cost $145,654,552)		$145,594,164

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Convertible Bonds — 0.8%

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.3%
NuVasive, Inc., 2.25%, 3/15/21(1)	$2,500	$2,975,000
NuVasive, Inc., 2.75%, 7/1/17	2,220	3,228,712

		$6,203,712

Utilities — 0.5%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$3,980	$3,845,675
NRG Yield, Inc., 3.50%, 2/1/19(1)	4,450	4,427,750

		$8,273,425

Total Convertible Bonds (identified cost $12,493,494)		$14,477,137

Commercial Mortgage-Backed Securities — 0.5%

Security	Principal Amount (000’s omitted)	Value
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/5/30(1)(13)	$2,065	$2,068,896
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30(1)	6,855	6,888,586

Total Commercial Mortgage-Backed Securities (identified cost $8,833,718)		$8,957,482

Common Stocks — 1.5%

Security	Shares	Value

Consumer Products — 0.0%(8)
HF Holdings, Inc.(12)(14)(15)	13,600	$208,624

		$208,624

Energy — 0.7%
Ascent CNR Corp., Class A(12)(14)(15)	4,930,991	$0
Extraction Oil & Gas, Inc.(14)	139,896	2,988,179
Holly Energy Partners, L.P.	90,000	2,749,500
Seven Generations Energy, Ltd., Class A(14)	315,561	6,728,580
Seventy Seven Energy, Inc.(14)	36,439	874,536

		$13,340,795

Food / Beverage / Tobacco — 0.2%
Constellation Brands, Inc., Class A	25,993	$4,343,950

		$4,343,950

Security	Shares	Value

Gaming — 0.0%(8)
New Cotai Participation Corp., Class B(12)(14)(15)	7	$48,895

		$48,895

Health Care — 0.5%
Envision Healthcare Holdings, Inc.(14)	150,000	$2,967,000
Hologic, Inc.(14)	105,000	3,781,050
Team Health Holdings, Inc.(14)	50,000	2,142,500

		$8,890,550

Homebuilders / Real Estate — 0.0%(8)
TRI Pointe Group, Inc.(14)	80,000	$866,400

		$866,400

Services — 0.1%
ServiceMaster Global Holdings, Inc.(14)	25,000	$894,750

		$894,750

Total Common Stocks (identified cost $23,822,045)		$28,593,964

Convertible Preferred Stocks — 0.3%

Security	Shares	Value

Health Care — 0.3%
Alere, Inc., 3.00%	18,630	$6,469,268

Total Convertible Preferred Stocks (identified cost $4,865,365)		$6,469,268

Miscellaneous — 0.9%

Security	Shares	Value

Cable / Satellite TV — 0.0%
ACC Claims Holdings, LLC(14)	8,415,190	$0

		$0

Energy — 0.0%
SemGroup Corp., Escrow Certificate(12)(14)	6,330,000	$0

		$0

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount/ Shares	Value

Gaming — 0.9%
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(1)(14)	$1,190,644	$595
PGP Investors, LLC, Membership Interests(12)(15)	25,714	17,074,282

		$17,074,877

Utilities — 0.0%(8)
EME Reorganization Trust(14)	2,640,437	$12,146

		$12,146

Total Miscellaneous (identified cost $9,357,133)		$17,087,023

Warrants — 0.0%(8)

Security	Shares	Value

Energy — 0.0%(8)
Seventy Seven Energy, Inc., Expires 8/1/21(14)	15,615	$117,113

		$117,113

Food / Beverage / Tobacco — 0.0%
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(12)(14)	1,610	$0

		$0

Total Warrants (identified cost $1,126,931)		$117,113

Short-Term Investments — 3.7%

Repurchase Agreements — 0.1%
Description	Principal Amount (000’s omitted)	Value
Morgan Stanley:
Dated 10/20/16, with an interest rate of 0.25% payable by the Portfolio collateralized by $2,000,000 LifePoint Health, Inc., 5.375% due 5/1/24 and a market value, including accrued interest, of $2,038,885(16)	$2,250	$2,249,500

Total Repurchase Agreements (identified cost $2,249,500)		$2,249,500

Other — 3.6%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.68%(17)	67,293,606	$67,307,065

Total Other (identified cost $67,296,036)		$67,307,065

Total Short-Term Investments (identified cost $69,545,536)		$69,556,565

Total Investments — 99.1% (identified cost $1,814,233,639)		$1,859,776,636

Other Assets, Less Liabilities — 0.9%		$16,859,550

Net Assets — 100.0%		$1,876,636,186

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	Principal amount is denominated in Euros.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $904,335,772 or 48.2% of the Portfolio’s net assets.

(2)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(6)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	When-issued security/delayed delivery security.

(8)	Amount is less than 0.05%.

(9)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2016.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Portfolio of Investments — continued

banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(11)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(13)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(14)	Non-income producing security.

(15)	Restricted security (see Note 5).

(16)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	6,823,195	CAD	9,151,269	State Street Bank and Trust Company	1/31/17	$—	$(4,770)
USD	2,800,858	EUR	2,557,721	State Street Bank and Trust Company	1/31/17	—	(18,723)

						$—	$(23,493)

Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Credit Suisse International	Ford Motor Co.	Baa2/BBB	$1,000	5.00	%(1)	12/20/16	$12,330	$(54)	$12,276
Deutsche Bank AG	Ford Motor Co.	Baa2/BBB	2,100	5.00	(1)	12/20/16	25,892	(2,852)	23,040
Goldman Sachs International	Ford Motor Co.	Baa2/BBB	2,100	5.00	(1)	12/20/16	25,893	(2,113)	23,780

Total			$5,200				$64,115	$(5,019)	$59,096

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2016, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $5,200,000.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
USD	–	United States Dollar

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $1,746,937,603)	$1,792,469,571
Affiliated investment, at value (identified cost, $67,296,036)	67,307,065
Cash	371,949
Restricted cash*	330,000
Interest and dividends receivable	29,022,597
Receivable for investments sold	28,942,890
Receivable for open swap contracts	59,096
Premium paid on open swap contracts	5,019
Other assets	165,505
Total assets	$1,918,673,692

Liabilities
Cash collateral due to brokers	$330,000
Payable for investments purchased	26,002,147
Payable for when-issued/delayed delivery securities	14,685,000
Payable for open forward foreign currency exchange contracts	23,493
Due to custodian — foreign currency, at value (identified cost, $2,192)	2,195
Payable to affiliates:
Investment adviser fee	700,308
Trustees’ fees	5,667
Accrued expenses	288,696
Total liabilities	$42,037,506
Net Assets applicable to investors’ interest in Portfolio	$1,876,636,186

Sources of Net Assets
Investors’ capital	$1,831,057,849
Net unrealized appreciation	45,578,337
Total	$1,876,636,186

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income	$96,037,816
Dividends	2,042,909
Interest allocated from/dividends from affiliated investment	683,908
Expenses allocated from affiliated investment	(20,121)
Total investment income	$98,744,512

Expenses
Investment adviser fee	$7,173,859
Trustees’ fees and expenses	68,189
Custodian fee	312,852
Legal and accounting services	138,129
Interest expense on securities sold short	1,866
Miscellaneous	64,466
Total expenses	$7,759,361

Net investment income	$90,985,151

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(5,657,195)
Investment transactions in/allocated from affiliated investment	13,000
Securities sold short	15,000
Swap contracts	576,092
Foreign currency and forward foreign currency exchange contract transactions	279,689
Net realized loss	$(4,773,414)
Change in unrealized appreciation (depreciation) —
Investments	$55,953,585
Investment — affiliated investment	11,029
Swap contracts	(569,852)
Foreign currency and forward foreign currency exchange contracts	41,980
Net change in unrealized appreciation (depreciation)	$55,436,742

Net realized and unrealized gain	$50,663,328

Net increase in net assets from operations	$141,648,479

34	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$90,985,151	$62,510,202
Net realized loss from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(4,773,414)	(6,218,332)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	55,436,742	(50,061,419)
Net increase in net assets from operations	$141,648,479	$6,230,451
Capital transactions —
Contributions	$800,483,383	$475,321,220
Withdrawals	(353,632,789)	(233,178,153)
Net increase in net assets from capital transactions	$446,850,594	$242,143,067

Net increase in net assets	$588,499,073	$248,373,518

Net Assets
At beginning of year	$1,288,137,113	$1,039,763,595
At end of year	$1,876,636,186	$1,288,137,113

35	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48%	0.52%	0.52%	0.54%	0.56%
Net investment income	5.61%	5.58%	5.72%	6.34%	7.06%
Portfolio Turnover	39%	38%	44%	62%	76%

Total Return	7.74%	0.82%	6.88%	10.46%	13.20%

Net assets, end of year (000’s omitted)	$1,876,636	$1,288,137	$1,039,764	$1,008,382	$947,318

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

36	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 79.8%, 8.8%, 10.4% and 1.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

37

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

38

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

I  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

J  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

K  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

39

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion, 0.225% from $1.5 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $7,173,859 or 0.44% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $1,178,772,989 and $582,299,510, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,826,967,240

Gross unrealized appreciation	$73,196,020
Gross unrealized depreciation	(40,386,624)

Net unrealized appreciation	$32,809,396

The net unrealized depreciation on foreign currency transactions at October 31, 2016 on a federal income tax basis was $263.

40

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2016, the Portfolio owned the following securities (representing 0.9% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Ascent CNR Corp., Class A	4/25/16	4,930,991	$0	$0
HF Holdings, Inc.	10/27/09	13,600	730,450	208,624
New Cotai Participation Corp., Class B	4/12/13	7	216,125	48,895

Total Common Stocks			$946,575	$257,519

Miscellaneous
PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15	25,714	$8,868,750	$17,074,282

Total Miscellaneous			$8,868,750	$17,074,282

Total Restricted Securities			$9,815,325	$17,331,801

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk:  The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance total return.

Foreign Exchange Risk:  The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into swap contracts (other than centrally cleared swap contracts) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $23,493. At October 31, 2016, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on

41

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Swap contracts	$64,115	(1)	$—
Foreign Exchange	Forward foreign currency exchange contracts	—		(23,493	)(2)

Total Derivatives subject to master netting or similar agreements		$64,115		$(23,493)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid on open swap contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Credit Suisse International	$12,330	$—	$—	$—	$12,330
Deutsche Bank AG	25,892	—	—	(25,892)	—
Goldman Sachs International	25,893	—	—	(25,893)	—

	$64,115	$—	$—	$(51,785)	$12,330

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(23,493)	$—	$—	$—	$(23,493)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

42

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts	$576,092	$(569,852)
Foreign Exchange	Forward foreign currency exchange contracts	263,715	39,165

Total		$839,807	$(530,687)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$8,729,000	$10,300,000

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

43

High Income Opportunities Portfolio

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$1,568,923,920	$—	$1,568,923,920
Senior Floating-Rate Loans	—	145,125,910	468,254	145,594,164
Convertible Bonds	—	14,477,137	—	14,477,137
Commercial Mortgage-Backed Securities	—	8,957,482	—	8,957,482
Common Stocks	28,336,445	—	257,519	28,593,964
Convertible Preferred Stocks	—	6,469,268	—	6,469,268
Miscellaneous	12,146	595	17,074,282	17,087,023
Warrants	—	117,113	0	117,113
Short-Term Investments —
Repurchase Agreements	—	2,249,500	—	2,249,500
Other	—	67,307,065	—	67,307,065

Total Investments	$28,348,591	$1,813,627,990	$17,800,055	$1,859,776,636

Swap Contracts	$—	$64,115	$—	$64,115

Total	$28,348,591	$1,813,692,105	$17,800,055	$1,859,840,751

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(23,493)	$—	$(23,493)

Total	$—	$(23,493)	$—	$(23,493)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

44

High Income Opportunities Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

45

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

46

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

47

Eaton Vance

High Income Opportunities Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

49

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Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446     10.31.16

Eaton Vance

Multi-Strategy

All Market Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Multi-Strategy All Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	29

Federal Tax Information	30

Management and Organization	31

Important Notices	34

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Multi-Strategy All Market Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.26%. By comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 4.37% and outperformed the 2.05% return of the Fund’s secondary benchmark, the MSCI All Country World Index during the period. The Fund’s blended benchmark, which is a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI All Country World Index (the Blended Index), returned 3.36%.

The Fund’s broad allocations to equity, income and absolute return strategies all benefited performance versus the Blended

Index. The equity strategies made the largest contributions to relative results, led by a sizeable position in Eaton Vance Hexavest Global Equity Fund, which posted a robust gain.

With respect to the income strategies, a major source of relative strength was the Fund’s above-benchmark exposure to corporate credit. Overweight positions in high-yield bonds and floating-rate loans were particularly helpful given investors’ pursuit of yield in the low-rate environment. The rebound in oil prices was an additional tailwind for high-yield bonds, since energy issues make up a significant percentage of the high-yield market. Holdings in commercial and residential mortgage-backed securities also made a meaningful contribution to relative results.

Among the absolute return strategies, Global Macro Absolute Return Advantage Portfolio was a notable contributor, helped by long7 positions in emerging market credit and both long and short8 positions in select interest-rate markets. Lastly, the Fund’s duration9 was managed between 2.51 and 2.75 years during the fiscal year, which was approximately in line with the duration of the blended index. While overall duration exposure was essentially neutral, the Fund’s positioning along the yield curve added value.

Areas of relative weakness in the Fund included select non- directional strategies that focus on risk premia, or inefficiencies within markets. An allocation to Japanese equities also detracted from performance, as a surge in the yen dampened profits of Japanese exporters.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	5.26%	3.16%	3.16%
Class A with 4.75% Maximum Sales Charge	—	—	0.28	2.15	2.15
Class C at NAV	10/31/2011	10/31/2011	4.42	2.37	2.37
Class C with 1% Maximum Sales Charge	—	—	3.42	2.37	2.37
Class I at NAV	10/31/2011	10/31/2011	5.43	3.40	3.40
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	4.37%	2.90%	2.90%
MSCI All Country World Index	—	—	2.05	8.02	8.02
Blended Index	—	—	3.36	5.62	5.62

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.61%	2.36%	1.36%
Net			1.42	2.17	1.17

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$11,243	N.A.
Class I	$250,000	10/31/2011	$295,545	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	17.7%
Global Macro Absolute Return Advantage Portfolio	10.3
Total Return Swaps (Risk Premia)	7.4

Income Strategies	26.0%
Eaton Vance Floating Rate Portfolio	15.1
U.S. Treasury Inflation-Protected Notes	4.2
CMBS	3.8
ABS	2.9

Equity Strategies	42.1%
Eaton Vance Hexavest Global Equity Fund, Class I	18.7
iShares Core S&P 500 ETF	5.1
WisdomTree Japan Hedged Equity Fund	3.9
Parametric International Equity Fund, Class R6	3.4
WisdomTree Europe Hedged Equity Fund	3.4
iShares MSCI Eurozone ETF	3.3
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	2.2
Parametric Emerging Markets Fund, Class R6	2.1

Other	20.3%
U.S. Treasury Futures	15.1
SPDR Gold Trust	5.2

Cash & Cash Equivalents	15.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI All Country World Index is an unmanaged free-float-adjusted market- capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The blended index consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% MSCI All Country World Index. Prior to August 24, 2016, Bloomberg Barclays U.S. Aggregate Bond Index was named Barclays U.S. Aggregate Bond Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/17. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivative holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,028.90	$5.81	**	1.14%
Class C	$1,000.00	$1,025.50	$9.62	**	1.89%
Class I	$1,000.00	$1,030.20	$4.54	**	0.89%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.79	**	1.14%
Class C	$1,000.00	$1,015.60	$9.58	**	1.89%
Class I	$1,000.00	$1,020.70	$4.52	**	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Portfolio of Investments

Investments in Affiliated Portfolios — 25.4%

Description		Value

Eaton Vance Floating Rate Portfolio (identified cost, $7,347,509)		$6,737,165
Global Macro Absolute Return Advantage Portfolio (identified cost, $4,918,841)		4,595,286

Total Investments in Affiliated Portfolios (identified cost $12,266,350)		$11,332,451

Investments in Affiliated Investment Funds — 24.2%

Security	Shares	Value

Equity Funds
Eaton Vance Hexavest Global Equity Fund, Class I	706,067	$8,338,653
Parametric Emerging Markets Fund, Class R6	72,417	950,829
Parametric International Equity Fund, Class R6	134,027	1,539,971

Total Investments in Affiliated Investment Funds (identified cost $10,164,334)		$10,829,453

Commercial Mortgage-Backed Securities — 3.8%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC
Series 2015-1, Class A2, 3.13%, 4/15/34(1)	$200	$200,676
COMM Mortgage Trust
Series 2014-LC17, Class D, 3.687%, 10/10/47(1)	100	78,244
Hilton USA Trust
Series 2013-HLT, Class CFX, 3.714%, 11/5/30(1)	135	135,246
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.668%, 4/15/47(1)(2)	150	129,428
Series 2014-C21, Class D, 4.661%, 8/15/47(1)(2)	100	84,114
Series 2014-C22, Class D, 4.56%, 9/15/47(1)(2)	150	121,859
Series 2014-C23, Class D, 3.959%, 9/15/47(1)(2)	100	82,310
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D, 5.394%, 8/15/46(1)(2)	150	154,427
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	150	153,423
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.546%, 5/10/45(1)(2)	150	153,342
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class D, 6.064%, 1/10/45(1)(2)	150	165,327
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class C, 4.54%, 9/15/58(2)	100	102,289

Security	Principal Amount (000’s omitted)	Value

WF-RBS Commercial Mortgage Trust
Series 2014-LC14, Class D, 4.586%, 3/15/47(1)(2)	$150	$122,920

Total Commercial Mortgage-Backed Securities (identified cost $1,733,198)		$1,683,605

Asset-Backed Securities — 2.9%

Security	Principal Amount (000’s omitted)	Value

Automotive — 0.3%
Avis Budget Rental Car Funding, LLC
Series 2013-2A, Class B, 3.66%, 2/20/20(1)	$150	$152,683

		$152,683

Computers — 0.3%
Dell Equipment Finance Trust
Series 2015-1, Class C, 2.42%, 3/23/20(1)	$150	$151,251

		$151,251

Other — 0.5%
DB Master Finance, LLC
Series 2015-1A, Class A2I, 3.262%, 2/20/45(1)	$74	$74,280
OneMain Financial Issuance Trust
Series 2014-1A, Class A, 2.43%, 6/18/24(1)	69	69,392
Sierra Receivables Funding Co., LLC
Series 2014-1A, Class B, 2.42%, 3/20/30(1)	34	33,671
Series 2015-1A, Class B, 3.05%, 3/22/32(1)	50	50,739

		$228,082

Restaurants — 0.5%
Taco Bell Funding, LLC
Series 2016-1A, Class A2I, 3.832%, 5/25/46(1)	$75	$76,390
Wendys Funding, LLC
Series 2015-1A, Class A2I, 3.371%, 6/15/45(1)	139	139,486

		$215,876

Single Family Home Rental — 1.3%
American Homes 4 Rent
Series 2014-SFR1, Class C, 2.285%, 6/17/31(1)(3)	$100	$99,561
Series 2014-SFR1, Class D, 2.635%, 6/17/31(1)(3)	100	99,960
Colony American Homes
Series 2014-1A, Class C, 2.385%, 5/17/31(1)(3)	165	165,127

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Single Family Home Rental (continued)
Invitation Homes Trust
Series 2013-SFR1, Class D, 2.674%, 12/17/30(1)(3)	$100	$100,072
Silver Bay Realty Trust
Series 2014-1, Class C, 2.575%, 9/17/31(1)(3)	100	100,033

		$564,753

Total Asset-Backed Securities (identified cost $1,305,623)		$1,312,645

Exchange-Traded Funds — 23.1%

Security	Shares	Value

Commodity Funds
SPDR Gold Trust(4)(5)	19,011	$2,318,201

		$2,318,201

Equity Funds
iShares Core S&P 500 ETF	10,615	$2,268,319
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	18,653	985,438
iShares MSCI Eurozone ETF	43,793	1,495,093
WisdomTree Europe Hedged Equity Fund	27,730	1,506,294
WisdomTree Japan Hedged Equity Fund	39,007	1,761,166

		$8,016,310

Total Exchange-Traded Funds (identified cost $11,275,301)		$10,334,511

U.S. Treasury Obligations — 4.2%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/24(6)	$456	$461,523
U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/25(6)	1,356	1,392,622

Total U.S. Treasury Obligations (identified cost $1,793,555)		$1,854,145

Foreign Government Bonds — 2.5%

Security		Principal Amount (000’s omitted)	Value

Japan — 2.5%
Japan Government CPI Linked Bond, 0.10%, 3/10/25(7)	JPY	110,500	$1,113,914

Total Japan			$1,113,914

Total Foreign Government Bonds (identified cost $1,109,357)			$1,113,914

Short-Term Investments — 11.9%

Description		Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(8)		5,312,446	$5,313,509

Total Short-Term Investments (identified cost $5,312,637)			$5,313,509

Total Investments — 98.0% (identified cost $44,960,355)			$43,774,233

Other Assets, Less Liabilities — 2.0%			$905,712

Net Assets — 100.0%			$44,679,945

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $2,893,961 or 6.5% of the Fund’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(4)	Non-income producing.

(5)	All or a portion of the security is held by a wholly-owned subsidiary (see Note 1).

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(7)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,110,262	JPY	116,170,892	Bank of America, N.A.	11/30/16	$1,489	$—

						$1,489	$—

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation

Interest Rate Futures
Japan 10-Year Bond	1	Short	Dec-16	$(1,445,874)	$(1,446,648)	$(774)
U.S. 5-Year Treasury Note	10	Long	Dec-16	1,214,862	1,207,969	(6,893)
U.S. 10-Year Treasury Note	13	Long	Dec-16	1,707,188	1,685,125	(22,063)
U.S. Ultra 10-Year Treasury Note	5	Long	Dec-16	723,681	707,578	(16,103)
U.S. Ultra-Long Treasury Bond	18	Long	Dec-16	3,390,642	3,166,874	(223,768)

						$(269,601)

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Termination Date	Net Unrealized Depreciation

Bank of America, N.A.	$624	Receives	Bank of America Merrill Lynch Short Synthetic Variance Index(1)(2)	Pays	1.20%	6/17/17	$(4,230)
Societe Generale	1,800	Receives	SGI Smart Market Neutral Commodity 2 Index(2)(3)	Pays	0.65	10/4/17	(849)
Societe Generale	900	Receives	SGI US Delta Cap Mean Reversion Index(2)	Pays	0.50	10/4/17	(332)

							$(5,411)

(1)

Represents a custom index created by Bank of America, N.A. designed to capture the difference between implied and realized volatility of the S&P 500 Index by writing options on the SPDR S&P 500 ETF Trust and delta hedging the options daily.

(2)

Swap is subject to optional notional adjustments prior to the termination date whereby the Fund may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

(3)	Position is held by a wholly-owned subsidiary (see Note 1).

Currency Abbreviations:

JPY	–	Japanese Yen
USD	–	United States Dollar

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2016
Affiliated investments, at value (identified cost, $27,743,321)	$27,475,413
Unaffiliated investments, at value (identified cost, $17,217,034)	16,298,820
Cash	1,130,258
Restricted cash*	249,180
Dividends and interest receivable	27,121
Receivable for investments sold	671,719
Receivable for Fund shares sold	49,242
Receivable for variation margin on open futures contracts	18,531
Receivable for open forward foreign currency exchange contracts	1,489
Receivable for closed swap contracts	20,937
Receivable from affiliate	17,978
Total assets	$45,960,688

Liabilities
Payable for investments purchased	$1,107,511
Payable for Fund shares redeemed	16,954
Payable for open swap contracts	5,411
Payable to affiliates:
Investment adviser and administration fee	10,951
Distribution and service fees	8,044
Trustees’ fees	253
Accrued expenses	131,619
Total liabilities	$1,280,743
Net Assets	$44,679,945

Sources of Net Assets
Paid-in capital	$51,343,812
Accumulated net realized loss	(5,203,805)
Accumulated distributions in excess of net investment income	(2,413)
Net unrealized depreciation	(1,457,649)
Total	$44,679,945

Class A Shares
Net Assets	$31,341,100
Shares Outstanding	3,125,268
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.03
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.53

Class C Shares
Net Assets	$1,526,481
Shares Outstanding	152,871
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.99

Class I Shares
Net Assets	$11,812,364
Shares Outstanding	1,178,954
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividend income (including $230,652 from Affiliated Investment Funds)	$503,951
Interest income	64,960
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $2,396)	928,630
Dividends allocated from affiliated Portfolios (net of foreign taxes, $251)	2,930
Expenses, excluding interest expense, allocated from affiliated Portfolios	(228,349)
Interest expense allocated from affiliated Portfolios	(1,913)
Total investment income	$1,270,209

Expenses
Investment adviser and administration fee	$99,865
Distribution and service fees
Class A	87,744
Class C	14,243
Trustees’ fees and expenses	1,976
Custodian fee	59,725
Transfer and dividend disbursing agent fees	5,455
Legal and accounting services	83,923
Printing and postage	18,462
Registration fees	51,530
Miscellaneous	14,893
Total expenses	$437,816
Deduct —
Allocation of expenses to affiliate	$102,171
Total expense reductions	$102,171

Net expenses	$335,645

Net investment income	$934,564

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Statement of Operations — continued

Realized and Unrealized Gain (Loss)	Year Ended October 31, 2016
Net realized gain (loss) —
Investment transactions (including a gain of $287,787 from affiliated Portfolios and a gain of $138,544 from Affiliated Investment Funds)	$143,139
Investment transactions in/allocated from affiliated investment	216
Written options	13,290
Futures contracts	892,325
Swap contracts	265,491
Foreign currency transactions	(640)
Capital gain distributions received (including $294,412 from Affiliated Investment Funds)	501,961
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $2,404)	(304,130)
Written options and swaptions	(32,615)
Securities sold short	(1,967)
Futures contracts	(49,730)
Swap contracts	(23,727)
Forward commodity contracts	2,521
Foreign currency and forward foreign currency exchange contract transactions	(63,900)
Non-deliverable bond forward contracts	(1,242)
Net realized gain	$1,340,992
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(287,787)
Investments — Affiliated Investment Funds	71,432
Investments — affiliated investment	872
Unaffiliated investments	(216,082)
Written options	(6,831)
Futures contracts	(279,661)
Swap contracts	15,222
Foreign currency and forward foreign currency exchange contracts	3,485
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease in accrued foreign capital gains taxes of $965)	460,030
Written options and swaptions	4,157
Securities sold short	340
Futures contracts	3,016
Swap contracts	109,619
Forward commodity contracts	(7,482)
Foreign currency and forward foreign currency exchange contracts	23,253
Non-deliverable bond forward contracts	3,275
Net change in unrealized appreciation (depreciation)	$(103,142)

Net realized and unrealized gain	$1,237,850

Net increase in net assets from operations	$2,172,414

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$934,564	$1,439,607
Net realized gain from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	1,340,992	1,255,981
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(103,142)	(1,959,665)
Net increase in net assets from operations	$2,172,414	$735,923
Distributions to shareholders —
From net investment income
Class A	$(601,132)	$(1,287,006)
Class C	(17,906)	(24,631)
Class I	(302,075)	(704,708)
From net realized gain
Class A	(271,271)	(25,066)
Class C	(11,071)	(317)
Class I	(151,506)	(12,181)
Tax return of capital
Class A	(353,948)	—
Class C	(9,796)	—
Class I	(138,405)	—
Total distributions to shareholders	$(1,857,110)	$(2,053,909)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,516,046	$12,310,346
Class C	229,730	1,156,949
Class I	3,561,059	9,585,980
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,226,352	572,687
Class C	38,596	24,736
Class I	282,037	296,014
Cost of shares redeemed
Class A	(16,228,049)	(24,273,819)
Class C	(349,137)	(69,029)
Class I	(12,293,776)	(12,233,292)
Net decrease in net assets from Fund share transactions	$(16,017,142)	$(12,629,428)

Net decrease in net assets	$(15,701,838)	$(13,947,414)

Net Assets
At beginning of year	$60,381,783	$74,329,197
At end of year	$44,679,945	$60,381,783

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,413)	$(57,797)

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Financial Highlights

	Class A
	Year Ended October 31,
	2016		2015		2014		2013	2012
Net asset value — Beginning of year	$9.870		$10.090		$10.060		$10.180	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.162		$0.210		$0.277		$0.262	$0.335
Net realized and unrealized gain (loss)	0.332		(0.133)		0.024		(0.112)	0.199

Total income from operations	$0.494		$0.077		$0.301		$0.150	$0.534

Less Distributions
From net investment income	$(0.163)		$(0.292)		$(0.271)		$(0.248)	$(0.286)
From net realized gain	(0.072)		(0.005)		—		(0.009)	(0.068)
Tax return of capital	(0.099)		—		—		(0.013)	—

Total distributions	$(0.334)		$(0.297)		$(0.271)		$(0.270)	$(0.354)

Net asset value — End of year	$10.030		$9.870		$10.090		$10.060	$10.180

Total Return(2)(3)	5.26%		0.66%		3.03%		1.49%	5.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,341		$38,285		$50,523		$61,372	$82,415
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	1.17	%(7)	1.23	%(7)	1.23	%(7)	1.45%	1.46%
Net investment income	1.65%		2.08%		2.75%		2.58%	3.32%
Portfolio Turnover of the Fund(8)	49%		71%		100%		46%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.20%, 0.18%, 0.23%, 0.11% and 0.34% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.01%, 0.03%, 0.10% and 0.11% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015		2014		2013	2012
Net asset value — Beginning of year	$9.830		$10.070		$10.050		$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.087		$0.070		$0.151		$0.160	$0.247
Net realized and unrealized gain (loss)	0.336		(0.075)		0.077		(0.075)	0.192

Total income (loss) from operations	$0.423		$(0.005)		$0.228		$0.085	$0.439

Less Distributions
From net investment income	$(0.121)		$(0.230)		$(0.208)		$(0.186)	$(0.201)
From net realized gain	(0.072)		(0.005)		—		(0.009)	(0.068)
Tax return of capital	(0.070)		—		—		(0.010)	—

Total distributions	$(0.263)		$(0.235)		$(0.208)		$(0.205)	$(0.269)

Net asset value — End of year	$9.990		$9.830		$10.070		$10.050	$10.170

Total Return(2)(3)	4.42%		(0.07)%		2.29%		0.84%	4.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,526		$1,590		$506		$88	$15
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	1.92	%(7)	1.97	%(7)	1.96	%(7)	2.20%	2.17%
Net investment income	0.89%		0.69%		1.50%		1.59%	2.46%
Portfolio Turnover of the Fund(8)	49%		71%		100%		46%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.20%, 0.18%, 0.23%, 0.11% and 0.38% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.01%, 0.03%, 0.10% and 0.11% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.18%, 0.14% and 0.17% of average daily net assets for the years ended October 31, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015		2014		2013	2012
Net asset value — Beginning of year	$9.860		$10.080		$10.060		$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.236		$0.234		$0.313		$0.260	$0.355
Net realized and unrealized gain (loss)	0.284		(0.131)		0.005		(0.076)	0.195

Total income from operations	$0.520		$0.103		$0.318		$0.184	$0.550

Less Distributions
From net investment income	$(0.179)		$(0.318)		$(0.298)		$(0.270)	$(0.312)
From net realized gain	(0.072)		(0.005)		—		(0.009)	(0.068)
Tax return of capital	(0.109)		—		—		(0.015)	—

Total distributions	$(0.360)		$(0.323)		$(0.298)		$(0.294)	$(0.380)

Net asset value — End of year	$10.020		$9.860		$10.080		$10.060	$10.170

Total Return(2)(3)	5.43%		1.03%		3.20%		1.83%	5.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,812		$20,507		$23,300		$24,065	$1,587
Ratios (as a percentage of average daily net assets):(4)
Expenses(3)(5)(6)	0.92	%(7)	0.98	%(7)	0.98	%(7)	1.21%	1.10%
Net investment income	2.41%		2.31%		3.10%		2.57%	3.54%
Portfolio Turnover of the Fund(8)	49%		71%		100%		46%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.20%, 0.18%, 0.23%, 0.11% and 0.43% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, 0.01%, 0.03%, 0.10% and 0.10% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2016, 2015 and 2014, respectively).

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy All Market Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing a substantial portion of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts, in shares of Eaton Vance Hexavest Global Equity Fund, Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds) and by investing directly in other securities. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2016, were as follows: Eaton Vance Floating Rate Portfolio (0.1%) and Global Macro Absolute Return Advantage Portfolio (0.2%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2016 were $3,420,153 or 7.7% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation. A summary of the Subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount

Total assets	$3,452,481
Total liabilities	32,328
Net assets	3,420,153
Net investment income (loss)	(59,485)
Net realized gain (loss)	192,166
Net change in unrealized appreciation (depreciation)	297,153
Net increase (decrease) in net assets from operations	429,834

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolios’ investments in Cash Reserves Fund reflected the Portfolios’ proportionate interest in its net assets and the Portfolios recorded their pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income on direct investments, including the Affiliated Investment Funds, is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

19

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

M  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions quarterly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

20

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$1,072,924	$2,016,345
Long-term capital gains	$282,037	$37,564
Tax return of capital	$502,149	$—

During the year ended October 31, 2016, accumulated net realized gain was decreased by $6,712,273, accumulated distributions in excess of net investment income was decreased by $41,933 and paid-in capital was increased by $6,670,340 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, premium amortization, accretion of market discount, the Fund’s investment in the Subsidiary, the Fund’s investments in the Portfolios and dividend redesignations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(203,681)
Net unrealized depreciation	$(6,460,186)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, premium amortization, accretion of market discount, the Fund’s investment in the Subsidiary and the Fund’s investments in the Portfolios.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in Subsidiary and the affiliated Portfolios, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,483,685

Gross unrealized appreciation	$744,676
Gross unrealized depreciation	(7,352,177)

Net unrealized depreciation	$(6,607,501)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The fee is computed at an annual rate of 0.615% of the Fund’s consolidated average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ adviser fee. For the year ended October 31, 2016, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $151,059 and the adviser and administration fees paid by the Fund on Investable Assets amounted to $99,865. For the year ended October 31, 2016, the Fund’s investment adviser and administration fee, including the adviser fees allocated from the Portfolios, was 0.50% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only, excluding such expenses as interest, taxes, or litigation expenses, and including management fees and other expenses associated with the Fund’s investments in Affiliated Investment Funds) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM was allocated $102,171 of the Fund’s operating expenses for the year ended October 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $1,034 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $522 as its portion of the sales charge on sales

21

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$6,272,112	$11,820,910
U.S. Government and Agency Securities	1,783,786	—

	$8,055,898	$11,820,910

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $87,744 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $10,682 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $3,561 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $400 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

22

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

7  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$1,819,948	$4,616,412
CMBS Portfolio	—	2,534,500
Eaton Vance Floating Rate Portfolio	2,987,184	4,088,178
Global Macro Absolute Return Advantage Portfolio	2,106,150	6,918,935
Government Obligations Portfolio	—	3,332
MSAM Completion Portfolio	8,634,313	20,594,236

Included in decreases for MSAM Completion Portfolio (the Portfolio) is $11,285,825, representing the Fund’s interest in the Portfolio as of the close of business on June 30, 2016, which was exchanged for cash and securities of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $11,285,886 was carried forward to the assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	772,051	1,213,431
Issued to shareholders electing to receive payments of distributions in Fund shares	126,328	57,844
Redemptions	(1,653,823)	(2,396,770)

Net decrease	(755,444)	(1,125,495)

	Year Ended October 31,
Class C	2016	2015

Sales	23,262	115,797
Issued to shareholders electing to receive payments of distributions in Fund shares	3,999	2,479
Redemptions	(36,225)	(6,730)

Net increase (decrease)	(8,964)	111,546

	Year Ended October 31,
Class I	2016	2015

Sales	364,618	949,576
Issued to shareholders electing to receive payments of distributions in Fund shares	29,214	29,747
Redemptions	(1,295,224)	(1,209,326)

Net decrease	(901,392)	(230,003)

At October 31, 2016, an Eaton Vance collective investment trust and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 19.1% of the value of the outstanding shares of the Fund.

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Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Consolidated Portfolio of Investments. At October 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2016 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	193	$13,290
Options expired	(193)	(13,290)

Outstanding, end of year	—	$—

In the normal course of pursuing its investment objective and its use of derivatives, the Fund is subject to the following risks:

Commodity Risk: During the year ended October 31, 2016, the Fund invested in commodity-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: The Fund enters into total return swap agreements on a security, basket of securities or an index to hedge against fluctuations in securities prices and to enhance total return. During the year ended October 31, 2016, the Fund also held options on an equity index and on an exchange-traded equity fund to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates. During the year ended October 31, 2016, the Fund also entered into foreign currency futures contracts and total return swaps to enhance total return.

Interest Rate Risk: The Fund enters into interest rate futures contracts to manage the effective duration of the Fund and to hedge against fluctuations in interest rates.

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $5,411. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $125,000 at October 31, 2016.

The OTC derivatives in which the Fund invests (except for written options as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the

24

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Receivable for open forward foreign currency exchange contracts	$—	$—	$1,489	$—	$1,489

Total Asset Derivatives subject to master netting or similar agreements	$—	$—	$1,489	$—	$1,489

Net unrealized depreciation*	$—	$—	$—	$(269,601)	$(269,601)
Payable for open swap contracts	(849)	(4,562)	—	—	(5,411)

Total Liability Derivatives	$(849)	$(4,562)	$—	$(269,601)	$(275,012)

Derivatives not subject to master netting or similar agreements	$—	$—	$—	$(269,601)	$(269,601)

Total Liability Derivatives subject to master netting or similar agreements	$(849)	$(4,562)	$—	$—	$(5,411)

*	Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for such assets and pledged by the Fund (and Subsidiary) for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$1,489	$(1,489)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(4,230)	$1,489	$—	$—	$(2,741)
Societe Generale	(1,181)	—	—	849	(332)

	$(5,411)	$1,489	$—	$849	$(3,073)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

25

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate
Net realized gain (loss) —
Investment transactions	$(6,160)	$(93,070)	$—	$—
Futures contracts	—	—	28,406	863,919
Written options	6,180	7,110	—	—
Swap contracts	188,092	112,168	(34,769)	—

Total	$188,112	$26,208	$(6,363)	$863,919
Change in unrealized appreciation (depreciation) —
Unaffiliated Investments	$5,445	$(10,804)	$—	$—
Futures contracts	—	—	(23,035)	(256,626)
Written options	(5,101)	(1,730)	—	—
Swap contracts	862	13,586	774	—
Foreign currency and forward foreign currency exchange contracts	—	—	1,489	—

Total	$1,206	$1,052	$(20,772)	$(256,626)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$9,250,000	$1,078,000	$9,000	$5,153,000

The average number of purchased options contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was 26 contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

26

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

11  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2016 were as follows:

Fund	Shares, Beginning of Year	Gross Additions	Gross Reductions	Shares, End of Year	Value, End of Year	Dividend Income	Capital gain Distributions Received	Realized Gain (Loss)

Eaton Vance Hexavest Global Equity Fund, Class I	619,926	86,141	—	706,067	$8,338,653	$170,108	$292,605	$—
Parametric Emerging Markets Fund, Class R6	49,648	85,545	(62,776)	72,417	950,829	21,928	—	138,544
Parametric International Equity Fund, Class R6	130,491	3,536	—	134,027	1,539,971	38,616	1,807	—

					$10,829,453	$230,652	$294,412	$138,544

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Notes to Consolidated Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments in securities, investments in the Portfolios and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$11,332,451	$—	$—	$11,332,451
Investments in Affiliated Investment Funds	10,829,453	—	—	10,829,453
Commercial Mortgage-Backed Securities	—	1,683,605	—	1,683,605
Asset-Backed Securities	—	1,312,645	—	1,312,645
Exchange-Traded Funds	10,334,511	—	—	10,334,511
U.S. Treasury Obligations	—	1,854,145	—	1,854,145
Foreign Government Bonds	—	1,113,914	—	1,113,914
Short-Term Investments	—	5,313,509	—	5,313,509

Total Investments	$32,496,415	$11,277,818	$—	$43,774,233

Forward Foreign Currency Exchange Contracts	$—	$1,489	$—	$1,489

Total	$32,496,415	$11,279,307	$—	$43,775,722

Liability Description

Futures Contracts	$(269,601)	$—	$—	$(269,601)
Swap Contracts	—	(5,411)	—	(5,411)

Total	$(269,601)	$(5,411)	$—	$(275,012)

The Fund held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy All Market Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Multi-Strategy All Market Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy All Market Fund and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

29

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

31

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.16

Eaton Vance

Multi-Strategy Absolute Return Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 39

Federal Tax Information	22

Management and Organization	42

Important Notices	45

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Multi- Strategy Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.16%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.31% during the period.

The Fund’s broad exposure to both absolute return and income strategies generated positive results for the fiscal year. The top contributor to performance was an allocation to floating-rate loans. Floating-rate loans posted healthy gains as investors pursued higher-yielding instruments in the low-rate environment, and as expectations for additional Fed tightening began to rise as the fiscal year progressed.

Investments in commercial mortgage-backed securities (CMBS) and a small allocation to Treasury Inflation-Protected Securities (TIPS) also added a significant amount to Fund performance. Like floating-rate loans, CMBS benefited from investors’ search for yield, as well as falling interest rates and steady improvement in the labor market that boosted demand for commercial properties. The rebound in oil prices, combined with mounting anti-globalization sentiment in the U.K. and U.S., pushed inflation expectations higher, creating a tailwind for TIPS.

Among the absolute return strategies, Global Macro Absolute Return Advantage Portfolio was a notable contributor, helped by long7 positions in emerging market credit and both long and short8 positions in select interest rate markets. Non-directional strategies that focus on risk premia — or inefficiencies within markets — boosted performance in the aggregate as well. Lastly, the Fund’s duration,9 managed between 0.83 and 1.54 years during the period, positively impacted performance, as interest rates generally declined over the fiscal year.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Performance2,3

Portfolio Managers Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/2004	12/07/2004	3.16%	1.12%	2.59%
Class A with 4.75% Maximum Sales Charge	—	—	–1.79	0.14	2.09
Class B at NAV	12/07/2004	12/07/2004	2.35	0.37	1.83
Class B with 5% Maximum Sales Charge	—	—	–2.65	–0.01	1.83
Class C at NAV	12/07/2004	12/07/2004	2.50	0.39	1.83
Class C with 1% Maximum Sales Charge	—	—	1.50	0.39	1.83
Class I at NAV	10/01/2009	12/07/2004	3.54	1.40	2.79
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.31%	0.11%	0.88%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.24%	1.99%	1.99%	0.99%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$11,990	N.A.
Class C	$10,000	10/31/2006	$11,987	N.A.
Class I	$250,000	10/31/2006	$329,138	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	24.5%

Global Macro Absolute Return Advantage Portfolio	10.0

Total Return Swaps (Risk Premia)*	6.1

Parametric Emerging Markets Neutral Strategy	4.0

Parametric International Market Neutral Strategy	4.0

Option Absolute Return Strategy*	0.4

Income Strategies	32.8%

Eaton Vance Floating Rate Portfolio	13.8

ABS*	7.4

U.S. Treasury Inflation-Protected Notes*	5.4

CMBS*	5.2

Corporate Bonds & Notes*	1.0

Other	0.3%

Gold ETFs*	2.0

SPDR Gold Shares Options*	0.0 **

U.S. Treasury Futures*	–1.7

Cash & Cash Equivalents*	47.6%

*	Held in MSAR Completion Portfolio

**	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivative holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities. ABS refers to asset-backed securities.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.50	$6.48	1.28%
Class B	$1,000.00	$1,009.50	$10.30	2.04%
Class C	$1,000.00	$1,009.70	$10.31	2.04%
Class I	$1,000.00	$1,014.80	$5.27	1.04%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.50	1.28%
Class B	$1,000.00	$1,014.90	$10.33	2.04%
Class C	$1,000.00	$1,014.90	$10.33	2.04%
Class I	$1,000.00	$1,019.90	$5.28	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Eaton Vance Floating Rate Portfolio (identified cost, $19,370,743)		$16,973,778	13.8%
Global Macro Absolute Return Advantage Portfolio (identified cost, $11,512,693)		12,357,048	10.0
MSAR Completion Portfolio (identified cost, $84,484,116)		84,649,214	68.6

Total Investments in Affiliated Portfolios (identified cost $115,367,552)		$113,980,040	92.4%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Parametric Emerging Markets Fund, Class R6	378,973	$4,975,914	4.0%
Parametric International Equity Fund, Class R6	425,843	4,892,941	4.0

Total Investments in Affiliated Investment Funds (identified cost $9,472,846)		$9,868,855	8.0%

Total Investments (identified cost $124,840,398)		$123,848,895	100.4%

Other Assets, Less Liabilities		$(442,179)	(0.4)%

Net Assets		$123,406,716	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Affiliated investments, at value (identified cost, $124,840,398)	$123,848,895
Receivable for Fund shares sold	19,091
Total assets	$123,867,986

Liabilities
Payable for Fund shares redeemed	$330,306
Payable to affiliates:
Distribution and service fees	37,269
Trustees’ fees	43
Accrued expenses	93,652
Total liabilities	$461,270
Net Assets	$123,406,716

Sources of Net Assets
Paid-in capital	$168,924,121
Accumulated net realized loss	(44,707,120)
Accumulated undistributed net investment income	181,218
Net unrealized depreciation	(991,503)
Total	$123,406,716

Class A Shares
Net Assets	$78,089,160
Shares Outstanding	8,973,501
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.70
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.13

Class B Shares
Net Assets	$1,259,661
Shares Outstanding	144,759
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.70

Class C Shares
Net Assets	$22,790,001
Shares Outstanding	2,620,655
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.70

Class I Shares
Net Assets	$21,267,894
Shares Outstanding	2,444,722
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.70

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends from Affiliated Investment Funds	$159,268
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $3,643)	2,503,727
Dividends allocated from affiliated Portfolios (net of foreign taxes, $452)	13,003
Expenses, excluding interest expense, allocated from affiliated Portfolios	(1,065,132)
Interest expense allocated from affiliated Portfolios	(3,092)
Total investment income	$1,607,774

Expenses
Distribution and service fees
Class A	$197,183
Class B	16,788
Class C	249,444
Trustees’ fees and expenses	501
Custodian fee	22,685
Transfer and dividend disbursing agent fees	78,997
Legal and accounting services	59,574
Printing and postage	34,402
Registration fees	69,402
Miscellaneous	13,298
Total expenses	$742,274

Net investment income	$865,500

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolios	$(83,398)
Capital gain distributions received from Affiliated Investment Funds	5,335
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $5,106)	(940,318)
Written options and swaptions	299,758
Securities sold short	(2,210)
Futures contracts	938,582
Swap contracts	219,360
Forward commodity contracts	185
Foreign currency and forward foreign currency exchange contract transactions	(208,822)
Non-deliverable bond forward contracts	396
Net realized gain	$228,868
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$83,398
Investments — Affiliated Investment Funds	113,255
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease in accrued foreign capital gains taxes of $2,099)	2,049,743
Written options and swaptions	43,778
Securities sold short	909
Futures contracts	18,873
Swap contracts	421,432
Forward commodity contracts	(9,233)
Foreign currency and forward foreign currency exchange contracts	107,073
Non-deliverable bond forward contracts	4,109
Net change in unrealized appreciation (depreciation)	$2,833,337

Net realized and unrealized gain	$3,062,205

Net increase in net assets from operations	$3,927,705

9	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$865,500	$2,076,509
Net realized gain from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	228,868	3,600,013
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts, and non-deliverable bond forward contracts	2,833,337	(4,809,495)
Net increase in net assets from operations	$3,927,705	$867,027
Distributions to shareholders —
From net investment income
Class A	$(982,022)	$(1,336,485)
Class B	(8,201)	(30,645)
Class C	(125,164)	(318,099)
Class I	(403,754)	(861,033)
Tax return of capital
Class A	—	(503,828)
Class B	—	(10,739)
Class C	—	(116,346)
Class I	—	(320,811)
Total distributions to shareholders	$(1,519,141)	$(3,497,986)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,554,563	$10,090,720
Class B	12,177	63,335
Class C	1,164,716	1,065,438
Class I	6,842,155	13,921,292
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	944,321	1,415,962
Class B	6,144	33,592
Class C	114,314	395,947
Class I	277,414	799,966
Cost of shares redeemed
Class A	(23,437,892)	(37,201,692)
Class B	(414,625)	(891,364)
Class C	(7,389,015)	(9,910,142)
Class I	(27,160,941)	(40,426,389)
Net asset value of shares exchanged
Class A	523,031	1,241,396
Class B	(523,031)	(1,241,396)
Net decrease in net assets from Fund share transactions	$(29,486,669)	$(60,643,335)

Net decrease in net assets	$(27,078,105)	$(63,274,294)

Net Assets
At beginning of year	$150,484,821	$213,759,115
At end of year	$123,406,716	$150,484,821

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$181,218	$(543,669)

10	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.540	$8.690	$8.770	$9.090	$9.160

Income (Loss) From Operations
Net investment income(1)	$0.064	$0.110	$0.178	$0.164	$0.171
Net realized and unrealized gain (loss)	0.204	(0.081)	(0.052)	(0.274)	0.007

Total income (loss) from operations	$0.268	$0.029	$0.126	$(0.110)	$0.178

Less Distributions
From net investment income	$(0.108)	$(0.129)	$(0.205)	$(0.134)	$(0.188)
Tax return of capital	—	(0.050)	(0.001)	(0.076)	(0.060)

Total distributions	$(0.108)	$(0.179)	$(0.206)	$(0.210)	$(0.248)

Net asset value — End of year	$8.700	$8.540	$8.690	$8.770	$9.090

Total Return(2)	3.16%	0.32%	1.45%	(1.23)%	1.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,089	$79,016	$104,788	$172,036	$338,114
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.27%	1.24%	1.29%	1.33%	1.27%
Net investment income	0.74%	1.27%	2.04%	1.83%	1.88%
Portfolio Turnover of the Fund(6)	44%	42%	68%	20%	68%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.03%, 0.08% and 0.09% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.540	$8.680	$8.770	$9.080	$9.150

Income (Loss) From Operations
Net investment income(1)	$0.002	$0.048	$0.113	$0.097	$0.103
Net realized and unrealized gain (loss)	0.199	(0.077)	(0.065)	(0.266)	0.006

Total income (loss) from operations	$0.201	$(0.029)	$0.048	$(0.169)	$0.109

Less Distributions
From net investment income	$(0.041)	$(0.081)	$(0.137)	$(0.090)	$(0.136)
Tax return of capital	—	(0.030)	(0.001)	(0.051)	(0.043)

Total distributions	$(0.041)	$(0.111)	$(0.138)	$(0.141)	$(0.179)

Net asset value — End of year	$8.700	$8.540	$8.680	$8.770	$9.080

Total Return(2)	2.35%	(0.35)%	0.55%	(1.88)%	1.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,260	$2,148	$4,223	$8,118	$16,541
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	2.02%	1.99%	2.04%	2.08%	2.02%
Net investment income	0.02%	0.55%	1.30%	1.08%	1.13%
Portfolio Turnover of the Fund(6)	44%	42%	68%	20%	68%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.03%, 0.08% and 0.09% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$8.530		$8.680	$8.770	$9.090	$9.150

Income (Loss) From Operations
Net investment income(1)	$0.000	(2)	$0.044	$0.112	$0.097	$0.103
Net realized and unrealized gain (loss)	0.213		(0.080)	(0.062)	(0.275)	0.016

Total income (loss) from operations	$0.213		$(0.036)	$0.050	$(0.178)	$0.119

Less Distributions
From net investment income	$(0.043)		$(0.083)	$(0.139)	$(0.091)	$(0.136)
Tax return of capital	—		(0.031)	(0.001)	(0.051)	(0.043)

Total distributions	$(0.043)		$(0.114)	$(0.140)	$(0.142)	$(0.179)

Net asset value — End of year	$8.700		$8.530	$8.680	$8.770	$9.090

Total Return(3)	2.50%		(0.44)%	0.58%	(1.97)%	1.32%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,790		$28,442	$37,384	$54,181	$91,682
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)(6)	2.02%		1.99%	2.04%	2.08%	2.02%
Net investment income	0.00	%(7)	0.51%	1.28%	1.08%	1.13%
Portfolio Turnover of the Fund(8)	44%		42%	68%	20%	68%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.03%, 0.08% and 0.09% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(7)	Amount is less than 0.005%.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.530	$8.680	$8.770	$9.090	$9.150

Income (Loss) From Operations
Net investment income(1)	$0.089	$0.133	$0.201	$0.188	$0.196
Net realized and unrealized gain (loss)	0.210	(0.083)	(0.062)	(0.275)	0.014

Total income (loss) from operations	$0.299	$0.050	$0.139	$(0.087)	$0.210

Less Distributions
From net investment income	$(0.129)	$(0.143)	$(0.228)	$(0.149)	$(0.205)
Tax return of capital	—	(0.057)	(0.001)	(0.084)	(0.065)

Total distributions	$(0.129)	$(0.200)	$(0.229)	$(0.233)	$(0.270)

Net asset value — End of year	$8.700	$8.530	$8.680	$8.770	$9.090

Total Return(2)	3.54%	0.57%	1.60%	(0.97)%	2.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,268	$40,880	$67,365	$277,981	$273,464
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)(5)	1.01%	0.99%	1.05%	1.08%	1.01%
Net investment income	1.03%	1.53%	2.30%	2.10%	2.15%
Portfolio Turnover of the Fund(6)	44%	42%	68%	20%	68%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)

Includes interest and dividend expense, primarily on securities sold short, of less than 0.005%, less than 0.005%, 0.03%, 0.08% and 0.09% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in three portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Parametric Emerging Markets Fund and Parametric International Equity Fund (the Affiliated Investment Funds). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2016 were as follows: Eaton Vance Floating Rate Portfolio (0.2%), Global Macro Absolute Return Advantage Portfolio (0.5%) and MSAR Completion Portfolio (98.0%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. The financial statements of MSAR Completion Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by MSAR Completion Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third

15

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Funds is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from Affiliated Investment Funds are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions

16

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$1,519,141	$2,546,262
Tax return of capital	$—	$951,724

During the year ended October 31, 2016, accumulated net realized loss was decreased by $15,209,481, accumulated distributions in excess of net investment income was decreased by $1,378,528 and paid-in capital was decreased by $16,588,009 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investments in the Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$181,218
Capital loss carryforwards and deferred capital losses	$(39,048,773)
Net unrealized depreciation	$(6,649,850)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investments in the Portfolios.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $13,040,169 and deferred capital losses of $26,008,604 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($9,100,702) and October 31, 2018 ($3,939,467), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $20,632,017 are short-term and $5,376,587 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$130,498,745

Gross unrealized appreciation	$1,405,462
Gross unrealized depreciation	(8,055,312)

Net unrealized depreciation	$(6,649,850)

17

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios and Affiliated Investment Funds) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2016, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $788,025 or 0.59% of the Fund’s average daily net assets.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $5,506 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $336 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $1,966,425 and none, respectively, for the year ended October 31, 2016.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $197,183 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $12,591 and $187,083 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $4,197 and $62,361 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and approximately $1,000 and $1,000 of CDSCs paid by Class B and Class C shareholders, respectively.

18

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

7  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

CMBS Portfolio	—	20,327,951
Eaton Vance Floating Rate Portfolio	11,430,344	14,244,563
Global Macro Absolute Return Advantage Portfolio	5,441,288	5,219,596
MSAR Completion Portfolio	39,540,291	46,446,189
Short-Term U.S. Government Portfolio	285,337	4,155,416

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	2,271,500	1,168,811
Issued to shareholders electing to receive payments of distributions in Fund shares	109,696	163,380
Redemptions	(2,721,514)	(4,285,418)
Exchange from Class B shares	60,749	143,093

Net decrease	(279,569)	(2,810,134)

	Year Ended October 31,
Class B	2016	2015

Sales	1,413	7,287
Issued to shareholders electing to receive payments of distributions in Fund shares	716	3,869
Redemptions	(48,184)	(102,738)
Exchange to Class A shares	(60,792)	(143,216)

Net decrease	(106,847)	(234,798)

	Year Ended October 31,
Class C	2016	2015

Sales	135,785	123,705
Issued to shareholders electing to receive payments of distributions in Fund shares	13,320	45,638
Redemptions	(861,341)	(1,143,005)

Net decrease	(712,236)	(973,662)

19

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2016	2015

Sales	795,703	1,607,265
Issued to shareholders electing to receive payments of distributions in Fund shares	32,310	92,301
Redemptions	(3,173,349)	(4,668,491)

Net decrease	(2,345,336)	(2,968,925)

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2016 were as follows:

Fund	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year	Dividend income	Capital gain distributions received	Realized gain (loss)

Parametric Emerging Markets Fund, Class R6	266,727	112,246	—	378,973	$4,975,914	$45,236	$—	$—
Parametric International Equity Fund, Class R6	385,336	40,507	—	425,843	4,892,941	114,032	5,335	—

					$9,868,855	$159,268	$5,335	$—

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2016 and October 31, 2015, the Fund’s investments in the Portfolios and Affiliated Investment Funds were valued based on Level 1 inputs.

20

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

21

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $161,896, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 20.07% qualifies for the corporate dividends received deduction.

22

MSAR Completion Portfolio

October 31, 2016

Consolidated Portfolio of Investments

Commercial Mortgage-Backed Securities — 7.6%

Security	Principal Amount (000’s omitted)	Value

A10 Securitization, LLC
Series 2013-1, Class A, 2.40%, 11/15/25(1)	$7	$6,783
Series 2015-1, Class A2, 3.13%, 4/15/34(1)	400	401,352
Banc of America Commercial Mortgage Trust
Series 2006-3, Class A4, 5.889%, 7/10/44(2)	29	29,374
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A4, 5.201%, 12/11/38	123	123,133
Series 2007-PW15, Class A4, 5.331%, 2/11/44	557	559,398
CD Commercial Mortgage Trust
Series 2007-CD4, Class A4, 5.322%, 12/11/49	477	478,903
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1, 3.742%, 11/10/46(1)	8	7,624
GCCFC Commercial Mortgage Trust
Series 2007-GG9, Class A4, 5.444%, 3/10/39	432	433,823
Hilton USA Trust
Series 2013-HLT, Class CFX, 3.714%, 11/5/30(1)	1,630	1,632,972
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AM, 5.372%, 5/15/47	971	973,430
Morgan Stanley Capital I Trust
Series 2007-IQ15, Class A4, 5.906%, 6/11/49(2)	1,899	1,942,973

Total Commercial Mortgage-Backed Securities (identified cost $6,599,487)		$6,589,765

Asset-Backed Securities — 10.7%

Security	Principal Amount (000’s omitted)	Value

Automotive — 5.2%
Americredit Automobile Receivables Trust
Series 2016-4, Class A2A, 1.34%, 4/8/20	$500	$500,167
BMW Vehicle Lease Trust
Series 2016-2, Class A2, 1.23%, 1/22/19	500	500,126
California Republic Auto Receivables Trust
Series 2013-2, Class A2, 1.23%, 3/15/19	19	18,850
First Investors Auto Owner Trust
Series 2016-1A, Class A1, 1.92%, 5/15/20(1)	441	442,156
Series 2016-2A, Class A1, 1.53%, 11/16/20(1)	240	239,984
Honda Auto Receivables Owner Trust
Series 2014-2, Class A4, 1.18%, 5/18/20	500	500,637
Mercedes-Benz Auto Lease Trust
Series 2016-B, Class A2, 1.15%, 1/15/19	500	499,949
Santander Drive Auto Receivables Trust
Series 2016-1, Class A2A, 1.41%, 7/15/19	352	352,748
Series 2016-3, Class A2, 1.34%, 11/15/19	500	500,227

Security	Principal Amount (000’s omitted)	Value

Automotive (continued)
Securitized Term Auto Receivables Trust
Series 2016-1A, Class A2A, 1.284%, 11/26/18(1)	$500	$499,766
World Omni Auto Receivables Trust
Series 2016-B, Class A2, 1.10%, 1/15/20	400	399,952

		$4,454,562

Computers — 1.7%
Dell Equipment Finance Trust
Series 2014-1, Class C, 1.80%, 6/22/20(1)	$400	$400,243
Series 2015-1, Class C, 2.42%, 3/23/20(1)	600	605,006
Series 2016-1, Class A2, 1.43%, 9/24/18(1)	500	500,472

		$1,505,721

Credit Card ABS — 1.7%
Chase Issuance Trust
Series 2016-A6, Class A6, 1.10%, 1/15/20	$500	$499,598
Discover Card Execution Note Trust
Series 2014-A3, Class A3, 1.22%, 10/15/19	500	500,504
World Financial Network Credit Card Master Trust
Series 2012-B, Class A, 1.76%, 5/17/21	500	502,080

		$1,502,182

Other — 0.9%
Nextgear Floorplan Master Owner Trust
Series 2015-2A, Class A, 2.38%, 10/15/20(1)	$750	$753,779

		$753,779

Single Family Home Rental — 1.2%
American Homes 4 Rent
Series 2014-SFR1, Class C, 2.285%, 6/17/31(1)(2)	$457	$454,995
Colony American Homes
Series 2014-1A, Class C, 2.385%, 5/17/31(1)(2)	250	250,193
Series 2014-1A, Class D, 2.685%, 5/17/31(1)(2)	352	351,876

		$1,057,064

Total Asset-Backed Securities (identified cost $9,243,707)		$9,273,308

23	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Foreign Government Bonds — 1.3%

Security		Principal Amount (000’s omitted)	Value

Japan — 1.3%
Japan Government CPI Linked Bond, 0.10%, 3/10/25(3)	JPY	110,500	$1,113,914

Total Japan			$1,113,914

Total Foreign Government Bonds (identified cost $1,109,357)			$1,113,914

Corporate Bonds & Notes — 1.5%

Security		Principal Amount (000’s omitted)	Value

Utilities — 1.5%
Duke Energy Florida Project Finance, LLC, 1.196%, 3/1/20		$1,300	$1,295,533

Total Corporate Bonds & Notes (identified cost $1,299,987)			$1,295,533

Exchange-Traded Funds — 2.9%

Security		Shares	Value

Commodity Funds — 2.9%
iShares Gold Trust(4)(5)		54,500	$671,440
SPDR Gold Shares(4)(5)		15,098	1,841,050

Total Exchange-Traded Funds (identified cost $2,449,724)			$2,512,490

U.S. Treasury Obligations — 7.9%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/24(6)		$1,268	$1,282,008
U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/26(6)		2,512	2,520,315
U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/25(6)		2,894	2,973,013

Total U.S. Treasury Obligations (identified cost $6,653,752)			$6,775,336

Call Options Purchased — 0.0%(7)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	2	$2,300	11/2/16	$10
S&P 500 Index	2	2,300	11/4/16	11
S&P 500 Index	2	2,310	11/7/16	15
S&P 500 Index	2	2,290	11/9/16	10
S&P 500 Index	2	2,300	11/11/16	10
S&P 500 Index FLEX	2	2,285	11/14/16	8
SPDR Gold Shares(5)	196	131	11/18/16	1,626

Total Call Options Purchased (identified cost $55,449)				$1,690

Put Options Purchased — 0.0%(7)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	2	$1,960	11/2/16	$15
S&P 500 Index	2	1,955	11/4/16	30
S&P 500 Index	2	1,975	11/7/16	65
S&P 500 Index	2	1,920	11/9/16	190
S&P 500 Index	2	1,930	11/11/16	320
S&P 500 Index	2	1,910	11/14/16	290

Total Put Options Purchased (identified cost $2,395)				$910

Short-Term Investments — 51.0%

U.S. Treasury Obligations — 28.9%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 1/26/17	$7,500	$7,494,645
U.S. Treasury Bill, 0.00%, 2/9/17	7,500	7,493,280
U.S. Treasury Bill, 0.00%, 5/25/17(8)	10,000	9,973,160

Total U.S. Treasury Obligations (identified cost $24,962,267)		$24,961,085

Other — 22.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(9)	19,132,266	$19,136,092

Total Other (identified cost $19,132,506)		$19,136,092

Total Short-Term Investments (identified cost $44,094,773)		$44,097,177

Total Investments — 82.9% (identified cost $71,508,631)		$71,660,123

24	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Call Options Written — (0.0)%(7)

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	2	$2,195	11/2/16	$(10)
S&P 500 Index	2	2,195	11/4/16	(15)
S&P 500 Index	2	2,205	11/7/16	(15)
S&P 500 Index	2	2,185	11/9/16	(470)
S&P 500 Index	2	2,195	11/11/16	(350)
S&P 500 Index	2	2,180	11/14/16	(950)

Total Call Options Written (premiums received $9,645)				$(1,810)

Put Options Written — (0.0)%(7)

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	2	$2,065	11/2/16	$(75)
S&P 500 Index	2	2,060	11/4/16	(275)
S&P 500 Index	2	2,080	11/7/16	(860)
S&P 500 Index	2	2,025	11/9/16	(1,030)
S&P 500 Index	2	2,035	11/11/16	(1,560)
S&P 500 Index	2	2,015	11/14/16	(1,250)

Total Put Options Written (premiums received $9,280)				$(5,050)

Other Assets, Less Liabilities — 17.1%				$14,758,510

Net Assets — 100.0%				$86,411,773

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $6,547,201 or 7.6% of the Portfolio’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(3)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(4)	Non-income producing.

(5)	All or a portion of the security is held by a wholly-owned subsidary (see Note 1).

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(7)	Amount is less than 0.05% or (0.05)%, as applicable.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,110,262	JPY	116,170,892	Bank of America, N.A.	11/30/16	$1,489	$—

						$1,489	$—

25	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
Japan 10-Year Bond	1	Short	Dec-16	$(1,445,874)	$(1,446,648)	$(774)
U.S. 10-Year Treasury Note	11	Short	Dec-16	(1,433,246)	(1,425,875)	7,371
U.S. Ultra 10-Year Treasury Note	20	Short	Dec-16	(2,857,542)	(2,830,313)	27,229
U.S. Ultra-Long Treasury Bond	12	Long	Dec-16	2,255,929	2,111,250	(144,679)

						$(110,853)

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$1,456	Receives	Bank of America Merrill Lynch Short Synthetic Variance Index(1)(2)	Pays	1.20%	2/17/17	$(9,870)
Bank of America, N.A.	4,300	Pays	MSCI EAFE Index(2)	Receives	3-month USD LIBOR-BBA plus 0.04%	8/21/17	82,886
Bank of America, N.A.	4,400	Pays	MSCI Emerging Markets Index(2)	Receives	3-month USD LIBOR-BBA plus 0.28%	8/21/17	25,838
Societe Generale	4,000	Receives	SGI Smart Market Neutral Commodity 2 Index(2)(3)	Pays	0.65%	10/4/17	(1,887)
Societe Generale	2,200	Receives	SGI US Delta Cap Mean Reversion Index(2)	Pays	0.50	10/4/17	(803)

							$96,164

(1)

Represents a custom index created by Bank of America, N.A. designed to capture the difference between implied and realized volatility of the S&P 500 Index by writing options on the SPDR S&P 500 ETF Trust and delta hedging the options daily.

(2)

Swap is subject to optional notional adjustments prior to the termination date whereby the Portfolio may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

(3)	Position is held by a wholly-owned subsidary (see Note 1).

Abbreviations:

FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

Currency Abbreviations:

JPY	–	Japanese Yen
USD	–	United States Dollar

26	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $52,376,125)	$52,524,031
Affiliated investment, at value (identified cost, $19,132,506)	19,136,092
Cash	15,615,067
Restricted cash*	276,852
Interest receivable	42,821
Receivable for variation margin on open financial futures contracts	6,671
Receivable for open forward foreign currency exchange contracts	1,489
Receivable for open swap contracts	108,724
Receivable for closed swap contracts	48,197
Total assets	$87,759,944

Liabilities
Cash collateral due to broker	$20,000
Written options outstanding, at value (premiums received, $18,925)	6,860
Payable for investments purchased	1,109,263
Payable for open swap contracts	12,560
Payable to affiliates:
Investment adviser fee	44,817
Trustees’ fees	450
Accrued expenses	154,221
Total liabilities	$1,348,171
Net Assets applicable to investors’ interest in Portfolio	$86,411,773

Sources of Net Assets
Investors’ capital	$86,261,172
Net unrealized appreciation	150,601
Total	$86,411,773

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

27	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest (net of foreign taxes, $15)	$320,298
Interest allocated from/dividends from affiliated investment	234,652
Expenses allocated from affiliated investment	(7,034)
Total investment income	$547,916

Expenses
Investment adviser fee	$506,297
Trustees’ fees and expenses	5,260
Custodian fee	130,362
Legal and accounting services	84,777
Miscellaneous	9,778
Total expenses	$736,474

Net investment loss	$(188,558)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(74,842)
Investment transactions in/allocated from affiliated investment	2,940
Written options	255,056
Financial futures contracts	1,082,555
Swap contracts	263,056
Net realized gain	$1,528,765
Change in unrealized appreciation (depreciation) —
Investments	$278,003
Investments — affiliated investment	3,586
Written options	70,122
Financial futures contracts	(99,030)
Swap contracts	320,435
Foreign currency and forward foreign currency exchange contracts	1,733
Net change in unrealized appreciation (depreciation)	$574,849

Net realized and unrealized gain	$2,103,614

Net increase in net assets from operations	$1,915,056

28	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment loss	$(188,558)	$(335,277)
Net realized gain from investment transactions, written options, financial futures contracts, swap contracts and capital gain distributions received	1,528,765	2,454,318
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	574,849	(545,954)
Net increase in net assets from operations	$1,915,056	$1,573,087
Capital transactions —
Contributions	$40,086,530	$42,933,635
Withdrawals	(46,847,005)	(37,666,538)
Net increase (decrease) in net assets from capital transactions	$(6,760,475)	$5,267,097

Net increase (decrease) in net assets	$(4,845,419)	$6,840,184

Net Assets
At beginning of year	$91,257,192	$84,417,008
At end of year	$86,411,773	$91,257,192

29	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.94%	0.95%	0.97%	0.91%	0.86%
Net investment income (loss)	(0.24)%	(0.43)%	0.76%	1.40%	0.47%
Portfolio Turnover	120%	95%	39%	74%	37%

Total Return	2.58%	2.29%	1.87%	(2.57)%	(0.20)%

Net assets, end of year (000’s omitted)	$86,412	$91,257	$84,417	$111,123	$182,891

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

30	See Notes to Consolidated Financial Statements.

MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

MSAR Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Multi-Strategy Absolute Return Fund held a 98.0% interest in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance MSAR Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2016 were $7,430,784 or 8.6% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation. A summary of the Subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount

Total assets	$7,467,376
Total liabilities	36,592
Net assets	7,430,784
Net investment income (loss)	(85,095)
Net realized gain (loss)	701,565
Net change in unrealized appreciation (depreciation)	28,297
Net increase (decrease) in net assets from operations	644,767

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

31

MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

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MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets up to $500 million that are subject to a written put spread and/or call spread strategy and at reduced rates when the Portfolio’s daily net assets are $500 million or more. The Portfolio’s daily net assets that are subject to a written put spread and/or call spread strategy

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MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

may exceed the Portfolio’s daily net assets on any day. The investment adviser fee is payable monthly. For the year ended October 31, 2016, the investment adviser fee amounted to $506,297 or 0.64% of the Portfolio’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio’s options strategy to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. BMR pays Parametric a portion of its adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, for the year ended October 31, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$25,868,807	$22,138,222
U.S. Government and Agency Securities	6,959,918	5,849,631

	$32,828,725	$27,987,853

Included in purchases are the cost of securities purchased by the Portfolio from investment companies advised by EVM or its affiliates of $10,530,341. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$76,890,578

Gross unrealized appreciation	$—
Gross unrealized depreciation	(314,761)

Net unrealized depreciation	$(314,761)

The net unrealized appreciation (depreciation) on derivative contracts and foreign currency transactions at October 31, 2016 on a federal income tax basis was $97,123.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written options, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Consolidated Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

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MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2016 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	641	$138,248
Options written	1,417	865,273
Options exercised	(427)	(221,258)
Options expired	(1,607)	(763,338)

Outstanding, end of year	24	$18,925

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodity-linked derivative instruments, including options on an exchange-traded commodity fund and total return swaps based on a commodity index, to enhance total return and to gain exposure to the investment returns of commodities markets without investing directly in physical commodities.

Equity Price Risk: The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap, defined as the product of the difference in strike prices between written and purchased call and put options and the options position size, less net premium received. During the year ended October 31, 2016, the Portfolio also held options on an exchange-traded equity fund to enhance total return. The Portfolio also enters into total return swap contracts to enhance total return and to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy Absolute Return Fund, for which the Portfolio serves as its completion portfolio.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates. During the year ended October 31, 2016, the Portfolio also entered into total return swaps to enhance total return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio enters into interest rate futures contracts.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $12,560. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $250,000 at October 31, 2016.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at

35

MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2016. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$1,626	$974	$—	$—	$2,600
Net unrealized appreciation*	—	—	—	34,600	34,600
Receivable for open forward foreign currency exchange contracts	—	—	1,489	—	1,489
Receivable for open swap contracts	—	108,724	—	—	108,724

Total Asset Derivatives	$1,626	$109,698	$1,489	$34,600	$147,413

Derivatives not subject to master netting or similar agreements	$1,626	$974	$—	$34,600	$37,200

Total Asset Derivatives subject to master netting or similar agreements	$—	$108,724	$1,489	$—	$110,213

	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$(6,860)	$—	$—	$(6,860)
Net unrealized appreciation*	—	—	—	(145,453)	(145,453)
Payable for open swap contracts	(1,887)	(10,673)	—	—	(12,560)

Total Liability Derivatives	$(1,887)	$(17,533)	$—	$(145,453)	$(164,873)

Derivatives not subject to master netting or similar agreements	$—	$(6,860)	$—	$(145,453)	$(152,313)

Total Liability Derivatives subject to master netting or similar agreements	$(1,887)	$(10,673)	$—	$—	$(12,560)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable for variation margin.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$110,213	$(9,870)	$—	$—	$100,343

	$110,213	$(9,870)	$—	$—	$100,343

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MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(9,870)	$9,870	$—	$—	$—
Societe Generale	(2,690)	—	—	2,690	—

	$(12,560)	$9,870	$—	$2,690	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$225,395	$(395,231)	$—	$—
Financial futures contracts	—	—	—	1,082,555
Written options	70,041	185,015	—	—
Swap contracts	367,151	(1,241)	(102,854)	—

Total	$662,587	$(211,457)	$(102,854)	$1,082,555

Change in unrealized appreciation (depreciation) —
Investments	$(30,591)	$(3,001)	$—	$—
Financial futures contracts	—	—	—	(99,030)
Written options	(5,766)	75,888	—	—
Swap contracts	1,913	315,998	2,524	—
Foreign currency and forward foreign currency exchange contracts	—	—	1,489	—

Total	$(34,444)	$388,885	$4,013	$(99,030)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$9,162,000	$2,348,000	$9,000	$20,648,000

The average number of purchased options contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was 255 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the

37

MSAR Completion Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$—	$6,589,765	$—	$6,589,765
Asset-Backed Securities	—	9,273,308	—	9,273,308
Foreign Government Bonds	—	1,113,914	—	1,113,914
Corporate Bonds & Notes	—	1,295,533	—	1,295,533
Exchange-Traded Funds	2,512,490	—	—	2,512,490
U.S. Treasury Obligations	—	6,775,336	—	6,775,336
Call Options Purchased	56	1,634	—	1,690
Put Options Purchased	910	—	—	910
Short-Term Investments —
U.S. Treasury Obligations	—	24,961,085	—	24,961,085
Other	—	19,136,092	—	19,136,092

Total Investments	$2,513,456	$69,146,667	$—	$71,660,123

Forward Foreign Currency Exchange Contracts	$—	$1,489	$—	$1,489
Futures Contracts	34,600	—	—	34,600
Swap Contracts	—	108,724	—	108,724

Total	$2,548,056	$69,256,880	$—	$71,804,936

Liability Description

Call Options Written	$(1,810)	$—	$—	$(1,810)
Put Options Written	(5,050)	—	—	(5,050)
Futures Contracts	(145,453)	—	—	(145,453)
Swap Contracts	—	(12,560)	—	(12,560)

Total	$(152,313)	$(12,560)	$—	$(164,873)

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

38

MSAR Completion Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of MSAR Completion Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of MSAR Completion Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MSAR Completion Portfolio and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

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MSAR Completion Portfolio

October 31, 2016

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on October 18 and 19, 2016 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve a sub-advisory agreement for Parametric Portfolio Associates LLC (“Parametric” or the “Sub-adviser”) with respect to MSAR Completion Portfolio (the “Portfolio”), as necessary to permit Parametric to replace Parametric Risk Advisors LLC (“PRA”), as the sub-adviser of the Portfolio. As of the time of the Meeting, PRA was a wholly owned subsidiary of Parametric, which is an affiliate of Boston Management and Research, the investment adviser of the Portfolio (the “Adviser”).

At the Meeting, the Board received information regarding a plan to consolidate PRA into Parametric (the “Parametric Consolidation”). Pursuant to the Parametric Consolidation, the investment professionals of PRA who were then providing portfolio management services to the Portfolio as employees of PRA would continue providing these services to the Portfolio as employees of Parametric, and PRA would cease to exist as a separate entity. The Board was assured that the Parametric Consolidation would not result in any change in the nature or level of services currently being provided by PRA.

In considering the proposal to appoint Parametric as a sub-adviser of the Portfolio, the Board reviewed information furnished for the Meeting, as well as information previously furnished throughout the year at the meetings of the Board and its committees, including with respect to the approval of other investment advisory and sub-advisory agreements for other Eaton Vance Funds. The Board considered the information presented at the Meeting with respect to the Parametric Consolidation and the fact that the investment professionals of Parametric who will be primarily responsible for the day-to-day management of assets for the Portfolio under the proposed new sub-advisory agreement have been providing substantially the same services for the Portfolio under the direct supervision of PRA. Accordingly, the Board also considered information provided by PRA in connection with the most recent approval of the Portfolio’s sub-advisory agreement and information provided by Parametric in connection with the most recent approval of certain other Eaton Vance Funds’ sub-advisory agreements with Parametric, which occurred in April 2016 (the “2016 Approval Process”). A description of the material factors considered and conclusions reached by the Board as part of the 2016 Approval Process are described in the Portfolio’s semi-annual report to shareholders dated April 30, 2016.

Information considered by the Board relating to the proposed sub-advisory agreement included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio and the sub-advisory fees to be paid by the Adviser to the Sub-adviser;

•	Comparative information concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;

•	Information about the Sub-adviser’s policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits expected to be received by the Sub-adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about the Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the Sub-adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

•	The Code of Ethics of the Sub-adviser, together with information relating to compliance with and the administration;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by the Sub-adviser (including descriptions of various compliance programs);

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates, including the Sub-adviser;

•	A description of the Adviser’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters; and

40

MSAR Completion Portfolio

October 31, 2016

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	The terms of the investment advisory agreement and sub-advisory agreement of the Portfolio.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the proposed sub-advisory agreement with Parametric for the Portfolio are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Sub-adviser.

The Board considered the Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio. The Board considered the resources available to the Sub-adviser in fulfilling its duties under the proposed sub-advisory agreement and the Sub-adviser’s abilities and experience in implementing the Portfolio’s investment strategies. In particular, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in analyzing factors relevant to investing in options on indices. The Board also took into account the resources dedicated to portfolio management and other services, as well as other factors, such as the reputation and resources of the Sub-adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention expected to be devoted to the Portfolio by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio.

The Board considered the compliance program of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Sub-adviser, taken as a whole, will be appropriate and consistent with the terms of the sub-advisory agreement.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2016 Approval Process, the Board had concluded that (i) the Portfolio had achieved its performance objective, (ii) the management fees are reasonable, (iii) the profits being realized by the Adviser and its affiliates with respect to the Portfolio are reasonable and (iv) the Portfolio currently shares in any benefits from economies of scale and the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Portfolio to benefit from any economies of scale in the future. In considering whether to approve the sub-advisory agreement, the Board considered the fact that Parametric is an affiliate of the Adviser, PRA, prior to the closing of the Parametric Consolidation, is a wholly owned subsidiary of Parametric, the appointment of Parametric as the sub-adviser of the Portfolio will not result in a change in the investment professionals who are primarily responsible for the day-to-day management of the assets of the Portfolio, the Parametric Consolidation will not result in any change in the nature or level of services currently provided by PRA, the terms of the investment advisory agreement (including the fees payable thereunder) will not change, and the Adviser will be responsible for the payment of all fees of the Sub-adviser under the sub-advisory agreement. Accordingly, the Board concluded that the appointment of Parametric as a sub-adviser of the Portfolio is not expected to adversely affect the performance of the Portfolio, the reasonableness of the management fees payable to the Adviser by the Portfolio, the profits to be realized by the Adviser and its affiliates in managing the Portfolio or the extent to which the Portfolio can be expected to benefit from economies of scale in the future. The Board recognized that continuation of the investment advisory agreement and the sub-advisory agreement for an additional one-year term will be considered by the Board as part of the 2017 annual contract review process, which will begin in January 2017, and that updated information regarding each of these matters would be reviewed by the Board as part of that process.

41

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

42

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

43

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320    10.31.16

Parametric Tax-Managed International Equity Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2016

Parametric Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 37

Federal Tax Information	18

Management and Organization	38

Important Notices	41

Parametric Tax-Managed International Equity Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed international equity markets were a mixed story for the 12-month period ended October 31, 2016, with markets changing direction numerous times as investor sentiment swung from positive to negative and back again. All told, the MSCI EAFE Index2 of developed-market international equities declined –3.23% for the 12-month period.

The period started off positively, with investors optimistic on the global economy, primarily on the back of indications that the U.S. growth story was intact. This was capped off in December when the U.S. Federal Reserve (the Fed) increased interest rates for the first time in nine years.

This optimism abruptly changed course in early 2016, as investors’ concerns about a slowing global economy and collapsing commodity prices pushed global stock markets into correction territory. Beginning in mid-February, stocks reversed direction again, rallying on news of increased stimulus by central banks, a dovish Fed announcement, and a commodity turnaround which buoyed stock prices through March. Subsequently, international stocks exhibited dispersion, with European equities dropping on mounting concerns around the Brexit vote, while Japanese stocks enjoyed a further rally on the back of an appreciation of the yen versus the dollar.

After an initial two-day drop in the wake of the Brexit results in June, Europe bounced back strongly in early summer, while Japan benefited from increased political stability and hopes of further central bank stimulus. The rest of the period saw incremental gains, partially based on improving economic data in the U.K. and the announcement of a new government stimulus package in Japan.

However, the 12-month period ended on a slightly negative note, with fears around European banks and worries about the effectiveness of continued central bank activity in Europe and Japan weighing on investors’ optimism.

Fund Performance

For the 12-month period ended October 31, 2016, Parametric Tax-Managed International Equity Fund (the Fund) had a total return of 0.21% for Investor Class shares at net asset value (NAV), outperforming the Fund’s benchmark, the MSCI EAFE Index (the Index), which had a total return of –3.23% for the same period.

Factors contributing to the Fund’s performance relative to the Index included the Fund’s underweight position in the U.K. This country’s equity market strongly trailed the Index due to worries surrounding the Brexit vote in mid-2016. The Fund further benefited from the sector diversification process within the U.K., which resulted in an underweight to U.K. financials, which were especially hard hit by Brexit anxieties. In Switzerland, the Fund’s emphasis on diversification at the sector level also aided Fund performance relative to the Index. The resulting underweight to health care left the Fund less exposed to a broad decline in many notable Swiss pharmaceutical companies. In addition, an overweight to Australia helped relative performance, as this commodity-based economy rallied in the face of rising prices for raw materials.

Factors detracting from the Fund’s performance relative to the Index included the Fund’s sector diversification process in Sweden. The sector reweighting process led to an overweight position in Sweden’s health care sector, which fell due to weakness in the pharmaceutical industry. Additionally, in Hong Kong, the Fund’s inclusion of a wider universe of shares, many of which fall outside of the Index, combined with an emphasis on lower-beta stocks, further detracted from relative Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Tax-Managed International Equity Fund

October 31, 2016

Performance2,3

Portfolio Managers Timothy W. Atwill, Ph.D., CFA, Paul Bouchey, CFA and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	0.21%	5.80%	0.13%
Class C at NAV	04/22/1998	04/22/1998	–0.60	5.02	–0.62
Class C with 1% Maximum Sales Charge	—	—	–1.58	5.02	–0.62
Institutional Class at NAV	09/02/2008	04/22/1998	0.49	6.06	0.36
MSCI EAFE Index	—	—	–3.23%	4.99%	1.22%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	0.10%	5.71%	0.13%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	0.67	4.90	0.46
Class C After Taxes on Distributions	04/22/1998	04/22/1998	–1.64	4.94	–0.60
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.60	4.13	–0.23
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	0.36	5.96	0.35
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	0.93	5.16	0.67

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.43%	2.18%	1.18%
Net			1.25	2.00	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2006	$9,399	N.A.
Institutional Class	$50,000	10/31/2006	$51,850	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Tax-Managed International Equity Fund

October 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Nestle SA	1.2%

Vodafone Group PLC	1.1

GlaxoSmithKline PLC	1.1

National Grid PLC	1.1

Royal Dutch Shell PLC, Class A	0.9

Total SA	0.9

Syngenta AG	0.8

Deutsche Telekom AG	0.8

SAP SE	0.8

Novartis AG	0.8

Total	9.5%

Geographic Allocation (% of common stocks)

See Endnotes and Additional Disclosures in this report.

4

Parametric Tax-Managed International Equity Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Institutional Class is linked to Investor Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/18. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 1, 2016, the annual rate for the investment adviser and administration fee was reduced from 0.75% to 0.50% pursuant to a fee reduction agreement.

Additionally, effective November 1, 2016, Timothy W. Atwill, Ph.D., CFA joined Thomas Seto and Paul Bouchey, CFA as a co-portfolio manager of the Fund.

5

Parametric Tax-Managed International Equity Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$997.90	$7.53	**	1.50%
Class C	$1,000.00	$993.30	$11.27	**	2.25%
Institutional Class	$1,000.00	$998.90	$6.28	**	1.25%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.60	$7.61	**	1.50%
Class C	$1,000.00	$1,013.80	$11.39	**	2.25%
Institutional Class	$1,000.00	$1,018.90	$6.34	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Tax-Managed International Equity Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $34,587,080)	$34,023,514
Receivable for Fund shares sold	48,868
Total assets	$34,072,382

Liabilities
Payable for Fund shares redeemed	$71,094
Payable to affiliates:
Distribution and service fees	10,895
Trustees’ fees	42
Other	1,867
Accrued expenses	49,168
Total liabilities	$133,066
Net Assets	$33,939,316

Sources of Net Assets
Paid-in capital	$74,154,530
Accumulated net realized loss from Portfolio	(40,199,371)
Accumulated undistributed net investment income	547,723
Net unrealized depreciation from Portfolio	(563,566)
Total	$33,939,316

Investor Class Shares
Net Assets	$19,850,839
Shares Outstanding	2,099,062
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.46

Class C Shares
Net Assets	$7,652,647
Shares Outstanding	857,012
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.93

Institutional Class Shares
Net Assets	$6,435,830
Shares Outstanding	681,266
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.45

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends allocated from Portfolio (net of foreign taxes, $134,035)	$1,125,138
Interest allocated from Portfolio	396
Expenses allocated from Portfolio	(344,604)
Total investment income	$780,930

Expenses
Distribution and service fees
Investor Class	$52,576
Class C	82,275
Trustees’ fees and expenses	500
Custodian fee	11,635
Transfer and dividend disbursing agent fees	66,013
Legal and accounting services	28,119
Printing and postage	16,268
Registration fees	43,455
Miscellaneous	10,958
Total expenses	$311,799
Deduct —
Allocation of expenses to affiliates	$76,864
Total expense reductions	$76,864

Net expenses	$234,935

Net investment income	$545,995

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(469,521)
Foreign currency transactions	(7,091)
Net realized loss	$(476,612)
Change in unrealized appreciation (depreciation) —
Investments	$(157,935)
Foreign currency	1,041
Net change in unrealized appreciation (depreciation)	$(156,894)

Net realized and unrealized loss	$(633,506)

Net decrease in net assets from operations	$(87,511)

8	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$545,995	$535,503
Net realized gain (loss) from investment and foreign currency transactions	(476,612)	2,368,097
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(156,894)	(3,058,209)
Net decrease in net assets from operations	$(87,511)	$(154,609)
Distributions to shareholders —
From net investment income
Investor Class	$(338,938)	$(586,372)
Class C	(73,166)	(169,573)
Institutional Class	(118,084)	(143,711)
Total distributions to shareholders	$(530,188)	$(899,656)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$936,219	$1,421,354
Class C	87,275	412,589
Institutional Class	2,105,882	2,022,743
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	317,289	548,507
Class C	65,956	153,613
Institutional Class	66,922	77,620
Cost of shares redeemed
Investor Class	(4,042,531)	(3,867,899)
Class C	(1,444,379)	(1,568,944)
Institutional Class	(1,528,419)	(1,534,202)
Net decrease in net assets from Fund share transactions	$(3,435,786)	$(2,334,619)

Net decrease in net assets	$(4,053,485)	$(3,388,884)

Net Assets
At beginning of year	$37,992,801	$41,381,685
At end of year	$33,939,316	$37,992,801

Accumulated undistributed net investment income included in net assets
At end of year	$547,723	$475,326

9	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2016

Financial Highlights

	Investor Class
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$9.590		$9.850		$9.970		$8.470		$7.870

Income (Loss) From Operations
Net investment income(1)	$0.156		$0.148		$0.205	(2)	$0.157		$0.150
Net realized and unrealized gain (loss)	(0.140)		(0.177)		(0.134)		1.549		0.567

Total income (loss) from operations	$0.016		$(0.029)		$0.071		$1.706		$0.717

Less Distributions
From net investment income	$(0.146)		$(0.231)		$(0.191)		$(0.206)		$(0.117)

Total distributions	$(0.146)		$(0.231)		$(0.191)		$(0.206)		$(0.117)

Net asset value — End of year	$9.460		$9.590		$9.850		$9.970		$8.470

Total Return(3)	0.21	%(4)	(0.27	)%(4)	0.71	%(4)	20.52	%(4)	9.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,851		$22,987		$25,504		$29,574		$28,998
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.50	%(4)	1.50	%(4)	1.50	%(4)	1.51	%(4)	1.86%
Net investment income	1.67%		1.52%		2.02	%(2)	1.72%		1.89%
Portfolio Turnover of the Portfolio	14%		11%		53%		30%		117%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.042 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.61%.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable, which were eliminated effective March 1, 2013.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.22%, 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$9.060		$9.310		$9.430		$8.010		$7.440

Income (Loss) From Operations
Net investment income(1)	$0.080		$0.070		$0.121	(2)	$0.082		$0.087
Net realized and unrealized gain (loss)	(0.135)		(0.164)		(0.116)		1.474		0.534

Total income (loss) from operations	$(0.055)		$(0.094)		$0.005		$1.556		$0.621

Less Distributions
From net investment income	$(0.075)		$(0.156)		$(0.125)		$(0.136)		$(0.051)

Total distributions	$(0.075)		$(0.156)		$(0.125)		$(0.136)		$(0.051)

Net asset value — End of year	$8.930		$9.060		$9.310		$9.430		$8.010

Total Return(3)	(0.60	)%(4)	(1.00	)%(4)	0.05	%(4)	19.67	%(4)	8.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,653		$9,092		$10,359		$11,820		$11,488
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	2.25	%(4)	2.25	%(4)	2.25	%(4)	2.26	%(4)	2.61%
Net investment income	0.91%		0.76%		1.26	%(2)	0.95%		1.16%
Portfolio Turnover of the Portfolio	14%		11%		53%		30%		117%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.040 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.85%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.22%, 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2016

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$9.580		$9.840		$9.960		$8.460		$7.880

Income (Loss) From Operations
Net investment income(1)	$0.179		$0.168		$0.223	(2)	$0.174		$0.172
Net realized and unrealized gain (loss)	(0.137)		(0.169)		(0.128)		1.555		0.552

Total income (loss) from operations	$0.042		$(0.001)		$0.095		$1.729		$0.724

Less Distributions
From net investment income	$(0.172)		$(0.259)		$(0.215)		$(0.229)		$(0.144)

Total distributions	$(0.172)		$(0.259)		$(0.215)		$(0.229)		$(0.144)

Net asset value — End of year	$9.450		$9.580		$9.840		$9.960		$8.460

Total Return(3)	0.49	%(4)	0.01	%(4)	0.97	%(4)	20.86	%(4)	9.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,436		$5,914		$5,519		$3,546		$1,919
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	1.25	%(4)	1.25	%(4)	1.25	%(4)	1.26	%(4)	1.61%
Net investment income	1.92%		1.73%		2.21	%(2)	1.90%		2.16%
Portfolio Turnover of the Portfolio	14%		11%		53%		30%		117%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.036 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 1.84%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.22%, 0.18%, 0.10% and 0.20% of average daily net assets for the years ended October 31, 2016, 2015, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or qualified retirement plans. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (52.0% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a

13

Parametric Tax-Managed International Equity Fund

October 31, 2016

Notes to Financial Statements — continued

return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$530,188	$899,656

During the year ended October 31, 2016, accumulated net realized loss was decreased by $5,402,094, accumulated undistributed net investment income was increased by $56,590 and paid-in capital was decreased by $5,458,684 due to expired capital loss carryforwards and differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$547,723
Capital loss carryforwards and deferred capital losses	$(39,757,365)
Net unrealized depreciation	$(1,005,572)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $39,302,538 and deferred capital losses of $454,827 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($36,830,557) and October 31, 2019 ($2,471,981), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $454,827 are long-term.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a majority-owned subsidiary of Eaton Vance Corp., had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. Pursuant to this agreement, EVM and Parametric were allocated $76,864 in total of the Fund’s operating expenses for the year ended October 31, 2016. Effective November 1, 2016, EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 2.00% and 1.00% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2018. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $10,538 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Parametric Tax-Managed International Equity Fund

October 31, 2016

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $52,576 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $61,706 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $20,569 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,488,502 and $5,644,188, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2016	2015

Sales	101,094	144,215
Issued to shareholders electing to receive payments of distributions in Fund shares	34,488	57,737
Redemptions	(433,050)	(394,768)

Net decrease	(297,468)	(192,816)

	Year Ended October 31,
Class C	2016	2015

Sales	9,950	43,448
Issued to shareholders electing to receive payments of distributions in Fund shares	7,538	17,012
Redemptions	(164,137)	(169,740)

Net decrease	(146,649)	(109,280)

15

Parametric Tax-Managed International Equity Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Institutional Class	2016	2015

Sales	224,073	210,516
Issued to shareholders electing to receive payments of distributions in Fund shares	7,298	8,188
Redemptions	(167,185)	(162,251)

Net increase	64,186	56,453

16

Parametric Tax-Managed International Equity Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Tax-Managed International Equity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

17

Parametric Tax-Managed International Equity Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $1,163,781, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2016, the Fund paid foreign taxes of $126,064 and recognized foreign source income of $1,259,173.

18

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 97.8%

Security	Shares	Value

Australia — 7.5%
AGL Energy, Ltd.	22,052	$321,243
Amcor, Ltd.	11,905	132,879
ARB Corp., Ltd.	2,741	35,499
Ardent Leisure Group	12,742	19,512
Aristocrat Leisure, Ltd.	7,887	91,827
Blackmores, Ltd.	519	44,132
Boral, Ltd.	5,759	27,515
Brambles, Ltd.	20,697	181,208
Caltex Australia, Ltd.	4,560	106,144
Cleanaway Waste Management, Ltd.	36,318	31,977
Coca-Cola Amatil, Ltd.	8,298	60,117
Cochlear, Ltd.	811	78,798
Commonwealth Bank of Australia	3,589	199,803
Computershare, Ltd.	15,937	127,660
CSG, Ltd.	43,935	42,753
CSL, Ltd.	3,759	286,833
Dexus Property Group	10,420	70,784
DUET Group	45,421	82,231
DuluxGroup, Ltd.	5,657	27,666
GPT Group (The)	11,738	41,498
GrainCorp, Ltd., Class A	7,142	45,543
GWA Group, Ltd.	11,241	24,366
Hansen Technologies, Ltd.	14,633	45,728
Incitec Pivot, Ltd.	11,120	24,871
iSentia Group, Ltd.	19,466	52,018
James Hardie Industries PLC CDI	4,004	59,595
JB Hi-Fi, Ltd.	1,536	33,111
Macquarie Atlas Roads Group	10,339	37,038
Metcash, Ltd.(1)	29,937	45,180
Mirvac Group	41,842	66,375
National Australia Bank, Ltd.	4,515	95,842
Navitas, Ltd.	9,965	39,627
Newcrest Mining, Ltd.	3,087	54,052
NEXTDC, Ltd.(1)	18,649	52,107
Orica, Ltd.	4,147	51,234
Orora, Ltd.	31,847	70,177
Rio Tinto, Ltd.	2,553	105,629
Scentre Group	37,835	121,092
SMS Management & Technology, Ltd.	8,747	10,135
Sonic Healthcare, Ltd.	3,329	51,774
Southern Cross Media Group, Ltd.	25,786	28,150
Spark Infrastructure Group	32,141	54,185
Star Entertainment Group, Ltd. (The)	9,459	35,792
Stockland	22,834	76,687

Security	Shares	Value

Australia (continued)
Suncorp Group, Ltd.	2,484	$22,545
Super Retail Group, Ltd.	4,935	36,688
Sydney Airport	7,656	36,395
Tabcorp Holdings, Ltd.	17,246	63,362
Tatts Group, Ltd.	19,917	61,395
Telstra Corp., Ltd.	121,677	460,175
Tox Free Solutions, Ltd.	9,194	16,422
Transurban Group	15,294	120,678
Vicinity Centres	33,285	72,587
Washington H. Soul Pattinson & Co., Ltd.	4,310	52,073
Wesfarmers, Ltd.	7,781	242,292
Westpac Banking Corp.	8,556	197,857
Woodside Petroleum, Ltd.	12,096	258,927

		$4,931,783

Austria — 1.0%
ams AG	2,962	$82,939
CA Immobilien Anlagen AG	1,563	28,359
Conwert Immobilien Invest SE	2,110	37,430
Erste Group Bank AG	1,664	52,181
EVN AG	2,151	25,153
Lenzing AG	490	63,862
Oesterreichische Post AG	1,473	50,822
OMV AG	4,320	134,825
RHI AG	859	21,620
Schoeller-Bleckmann Oilfield Equipment AG	231	16,367
Verbund AG	6,332	105,602
Wienerberger AG	1,390	22,213

		$641,373

Belgium — 1.9%
Ageas	1,164	$42,525
Anheuser-Busch InBev SA/NV	1,886	216,456
Bekaert SA	1,080	48,013
bpost SA	2,643	70,316
Colruyt SA	478	25,691
Econocom Group SA/NV	2,876	42,767
Euronav SA	2,460	19,247
Groupe Bruxelles Lambert SA	1,943	167,034
Proximus SA	4,820	137,960
Telenet Group Holding NV(1)	2,650	141,885
UCB SA	2,340	158,351
Umicore SA	2,518	153,049

		$1,223,294

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Denmark — 1.9%
Carlsberg A/S, Class B	1,706	$153,701
Danske Bank A/S	5,821	179,572
DONG Energy AS(1)(2)	3,312	131,239
DSV A/S	1,432	69,337
FLSmidth & Co. A/S	796	28,881
ISS A/S	813	31,915
Novo Nordisk A/S, Class B	3,312	117,992
Novozymes A/S, Class B	4,257	157,921
Pandora A/S	1,324	172,194
Royal Unibrew A/S	730	34,150
SimCorp A/S	775	42,798
TDC A/S(1)	20,226	111,516

		$1,231,216

Finland — 1.9%
Amer Sports Oyj	3,072	$83,587
Elisa Oyj	3,299	111,147
Fortum Oyj	8,212	136,885
Huhtamaki Oyj	1,520	61,344
Kemira Oyj	2,727	32,501
Kesko Oyj, Class B	3,070	152,548
Kone Oyj, Class B	1,663	76,518
Neste Oyj	3,648	157,382
Nokia Oyj	16,758	74,817
Orion Oyj, Class B	3,365	143,228
Sampo Oyj, Class A	2,829	129,608
Sanoma Oyj	4,285	40,069
Valmet Oyj	1,377	20,444

		$1,220,078

France — 7.9%
ADP	379	$38,282
Air Liquide SA	4,325	439,475
Airbus Group SE	2,452	145,599
Alstom SA(1)	504	13,543
Alten SA	634	45,299
Atos SE	1,608	166,868
BNP Paribas SA	3,858	223,699
Bouygues SA	672	21,906
Christian Dior SE	293	56,510
CNP Assurances	2,759	47,781
Danone SA	4,879	338,399
Dassault Systemes SA	2,600	205,797
Engie SA	28,577	412,129
Eutelsat Communications SA	985	20,640

Security	Shares	Value

France (continued)
Fonciere des Regions	728	$63,624
Gecina SA	539	78,587
Groupe Eurotunnel SE	2,197	20,562
Hermes International	129	52,259
ICADE	757	54,362
Iliad SA	447	93,707
Ingenico Group SA	754	59,640
Klepierre	2,484	101,516
L’Oreal SA	1,343	240,611
Lagardere SCA	1,361	34,660
LVMH Moet Hennessy Louis Vuitton SE	902	164,219
Orange SA	26,441	416,014
Orpea	620	51,601
Rubis SCA	423	38,574
Safran SA	948	65,233
Sanofi	4,652	362,013
SCOR SE	1,284	41,581
Societe BIC SA	422	58,494
Sodexo SA	251	29,146
Sopra Steria Group	268	27,265
Suez	5,207	82,477
Total SA	11,837	567,050
Vinci SA	1,776	128,617
Vivendi SA	5,190	105,048
Wendel SA	200	23,009

		$5,135,796

Germany — 7.8%
Adidas AG	864	$141,950
Allianz SE	1,913	298,627
alstria office REIT AG	2,172	28,017
Aurubis AG	569	29,666
BASF SE	4,409	389,217
Bayer AG	3,063	304,124
Brenntag AG	492	26,302
Daimler AG	2,800	199,758
Deutsche EuroShop AG	620	26,797
Deutsche Lufthansa AG	2,923	37,412
Deutsche Telekom AG	32,688	533,312
Deutsche Wohnen AG, Bearer Shares	4,814	157,282
E.ON SE	35,060	256,950
Fraport AG	937	55,621
Fresenius Medical Care AG & Co. KGaA	705	57,425
Fresenius SE & Co. KGaA	1,677	123,909
GEA Group AG	1,196	46,323

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Germany (continued)
Grand City Properties SA	2,964	$52,140
HeidelbergCement AG(1)	510	48,129
Henkel AG & Co. KGaA	2,128	234,468
Henkel AG & Co. KGaA, PFC Shares	2,602	334,437
KWS Saat SE	85	27,810
LEG Immobilien AG	1,088	91,775
Linde AG	1,079	178,215
MAN SE	432	44,218
Merck KGaA	412	42,407
MTU Aero Engines AG	316	32,998
Muenchener Rueckversicherungs-Gesellschaft AG	660	128,145
ProSiebenSat.1 Media SE	1,000	43,098
SAP SE	5,846	515,029
Siemens AG	2,930	332,899
Software AG	800	29,075
Stada Arzneimittel AG	690	34,602
TAG Immobilien AG	2,396	31,950
Telefonica Deutschland Holding AG(2)	3,587	13,911
TUI AG	2,680	33,971
Uniper SE(1)	3,506	46,666
Volkswagen AG	330	49,330
Wirecard AG	1,392	66,077

		$5,124,042

Hong Kong — 3.9%
Cheung Kong Infrastructure Holdings, Ltd.	13,000	$106,390
China Cord Blood Corp.(1)	5,000	25,050
China Traditional Chinese Medicine Holdings Co., Ltd.	50,000	25,548
Chow Sang Sang Holdings International, Ltd.	13,000	22,952
CLP Holdings, Ltd.	23,500	238,877
Dairy Farm International Holdings, Ltd.	11,500	81,315
Esprit Holdings, Ltd.(1)	27,800	22,927
First Pacific Co., Ltd.	106,000	80,301
G-Resources Group, Ltd.	1,212,000	21,452
Hang Lung Group, Ltd.	6,000	22,951
Hang Seng Bank, Ltd.	6,800	122,633
HK Electric Investments & HK Electric Investments, Ltd.(2)	34,000	33,542
HKT Trust and HKT, Ltd.	111,000	152,238
Hong Kong Exchanges and Clearing, Ltd.	6,400	169,193
Hongkong Land Holdings, Ltd.	13,000	87,052
Hopewell Holdings, Ltd.	17,000	59,524
Hysan Development Co., Ltd.	7,000	32,308
Jardine Matheson Holdings, Ltd.	2,400	146,189
Jardine Strategic Holdings, Ltd.	3,000	105,262
Johnson Electric Holdings, Ltd.	7,875	19,034

Security	Shares	Value

Hong Kong (continued)
Kerry Properties, Ltd.	10,000	$31,664
KuangChi Science, Ltd.(1)	120,000	41,789
Li & Fung, Ltd.	80,000	39,326
Link REIT	11,500	81,810
MGM China Holdings, Ltd.	31,200	51,475
MTR Corp., Ltd.	17,500	96,846
NWS Holdings, Ltd.	17,000	30,079
PCCW, Ltd.	159,000	94,644
Shangri-La Asia, Ltd.	22,000	24,163
Sino Land Co., Ltd.	22,000	37,355
SJM Holdings, Ltd.	60,000	41,413
Swire Pacific, Ltd., Class A	4,000	41,575
Techtronic Industries Co., Ltd.	19,000	71,386
Television Broadcasts, Ltd.	14,600	52,850
Truly International Holdings, Ltd.	208,000	81,345
VTech Holdings, Ltd.	7,100	87,090
Wharf (Holdings), Ltd. (The)	4,000	29,991
Yue Yuen Industrial Holdings, Ltd.	10,500	39,986

		$2,549,525

Ireland — 1.9%
Bank of Ireland(1)	279,977	$59,930
CRH PLC	8,138	264,193
DCC PLC	1,740	141,565
FBD Holdings PLC(1)	1,257	8,415
FleetMatics Group PLC(1)	2,710	162,329
Hibernia REIT PLC	20,745	29,213
ICON PLC(1)	3,112	249,831
Irish Continental Group PLC	7,510	35,023
Kerry Group PLC, Class A	1,947	141,305
Paddy Power Betfair PLC	1,739	180,205

		$1,272,009

Israel — 2.0%
Alony Hetz Properties & Investments, Ltd.	3,825	$32,879
Azrieli Group, Ltd.	1,066	45,382
Bank Hapoalim B.M.	15,152	87,393
Bezeq Israeli Telecommunication Corp., Ltd.	88,171	160,154
Check Point Software Technologies, Ltd.(1)	1,877	158,719
Delek Automotive Systems, Ltd.	2,964	25,327
Elbit Systems, Ltd.	1,673	165,547
Frutarom Industries, Ltd.	704	37,201
Israel Chemicals, Ltd.	19,219	68,296
Kenon Holdings, Ltd.(1)	672	6,530
Melisron, Ltd.	729	30,970

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Israel (continued)
Mizrahi Tefahot Bank, Ltd.	3,293	$42,885
Oil Refineries, Ltd.(1)	139,185	49,133
Orbotech, Ltd.(1)	2,016	55,238
Paz Oil Co., Ltd.	464	72,475
Sarine Technologies, Ltd.	23,300	27,242
Shufersal, Ltd.	14,250	53,798
Teva Pharmaceutical Industries, Ltd. ADR	3,886	166,088

		$1,285,257

Italy — 4.0%
Amplifon SpA	6,312	$66,694
Ansaldo STS SpA	2,606	29,951
Assicurazioni Generali SpA	4,184	54,046
Atlantia SpA	8,036	196,753
Autogrill SpA	4,452	37,106
Beni Stabili SpA SIIQ(1)	47,449	27,666
Brembo SpA	781	48,354
CIR SpA	19,905	22,189
Davide Campari-Milano SpA	12,105	121,916
Ei Towers SpA(1)	3,200	150,728
Enel SpA	48,562	208,784
ENI SpA	23,333	338,615
EXOR SpA	1,016	43,195
Ferrari NV	1,050	55,282
Infrastrutture Wireless Italiane SpA(2)	33,089	156,428
International Game Technology PLC	1,016	29,180
Interpump Group SpA	2,136	34,258
Intesa Sanpaolo SpA	61,402	142,371
Italmobiliare SpA	680	32,265
Luxottica Group SpA	1,065	53,029
Moncler SpA	2,104	35,027
Parmalat SpA	9,525	25,167
Poste Italiane SpA(2)	5,564	37,038
Prada SpA	6,900	24,173
Recordati SpA	5,619	158,899
Reply SpA	249	31,300
Salvatore Ferragamo SpA	941	23,002
Snam SpA	16,776	88,390
STMicroelectronics NV	20,785	197,944
Terna Rete Elettrica Nazionale SpA	12,961	63,443
Tod’s SpA	213	12,446
UnipolSai SpA	20,058	38,331

		$2,583,970

Security	Shares	Value

Japan — 15.8%
Advantest Corp.	3,000	$42,876
Aeon Co., Ltd.	3,200	44,223
Aeon Mall Co., Ltd.	3,500	51,978
Air Water, Inc.	2,000	37,420
ANA Holdings, Inc.	11,000	30,897
Anritsu Corp.	3,000	15,914
Asahi Glass Co., Ltd.	6,000	41,963
Asahi Kasei Corp.	9,000	81,135
Astellas Pharma, Inc.	8,900	132,093
Bandai Namco Holdings, Inc.	1,300	38,943
Bridgestone Corp.	1,900	70,915
Canon, Inc.	3,800	109,166
Chiba Bank, Ltd. (The)	4,000	24,739
Chubu Electric Power Co., Inc.	10,800	158,991
Chugai Pharmaceutical Co., Ltd.	1,800	61,340
Citizen Watch Co., Ltd.	7,100	39,901
Concordia Financial Group, Ltd.	11,700	54,249
Credit Saison Co., Ltd.	1,400	24,202
Dai-ichi Life Holdings ,Inc.	4,200	61,576
Daicel Corp.	3,400	44,707
Daido Steel Co., Ltd.	7,000	29,715
Daishi Bank, Ltd. (The)	9,000	38,699
Daito Trust Construction Co., Ltd.	600	100,547
Daiwa House REIT Investment Corp.	11	29,823
Daiwa Securities Group, Inc.	7,000	41,791
Denka Co., Ltd.	9,000	40,829
East Japan Railway Co.	1,100	96,831
Eisai Co., Ltd.	1,500	95,592
FamilyMart UNY Holdings Co., Ltd.	1,400	87,809
Fancl Corp.	3,600	54,411
Fast Retailing Co., Ltd.	200	67,379
FUJIFILM Holdings Corp.	2,000	75,622
Fujitsu, Ltd.	8,000	47,449
Fukuoka Financial Group, Inc.	7,000	30,292
Furukawa Electric Co., Ltd.	1,300	38,247
Gunma Bank, Ltd. (The)	5,000	23,874
Hirose Electric Co., Ltd.	300	39,587
Hiroshima Bank, Ltd. (The)	6,000	25,678
Hokuhoku Financial Group, Inc.	1,500	21,622
Honda Motor Co., Ltd.	4,400	131,655
Idemitsu Kosan Co., Ltd.	4,100	94,218
Ito En, Ltd.	1,400	50,974
ITOCHU Corp.	3,300	41,675
ITOCHU Techno-Solutions Corp.	1,600	39,458
Iyo Bank, Ltd. (The)	4,600	28,271
Japan Airlines Co., Ltd.	1,400	41,317

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Japan Prime Realty Investment Corp.	11	$47,505
Japan Real Estate Investment Corp.	13	75,281
Japan Retail Fund Investment Corp.	31	70,525
JX Holdings, Inc.	32,400	128,018
Kagome Co., Ltd.	1,800	47,199
Kajima Corp.	8,000	53,948
Kakaku.com, Inc.	2,000	33,601
Kamigumi Co., Ltd.	3,000	25,616
Kao Corp.	2,100	108,059
KDDI Corp.	15,800	480,212
Kewpie Corp.	2,100	59,642
Keyence Corp.	100	73,309
Kintetsu Group Holdings Co., Ltd.	8,000	32,292
Kobayashi Pharmaceutical Co., Ltd.	1,000	52,258
Kuraray Co., Ltd.	2,500	37,901
KYORIN Holdings, Inc.	1,300	29,054
Kyowa Hakko Kirin Co., Ltd.	2,000	30,516
Lawson, Inc.	500	37,992
Lion Corp.	2,000	32,710
M3, Inc.	1,200	36,517
Marubeni Corp.	7,000	36,783
Maruichi Steel Tube, Ltd.	1,200	38,690
Megmilk Snow Brand Co., Ltd.	1,400	48,703
Miraca Holdings, Inc.	1,300	62,759
Mitsubishi Chemical Holdings Corp.	9,000	59,093
Mitsubishi Estate Co., Ltd.	9,000	178,873
Mitsubishi Gas Chemical Co., Inc.	3,000	46,172
Mitsubishi Motors Corp.	2,000	11,103
Mitsubishi Tanabe Pharma Corp.	3,200	62,286
Mitsui & Co., Ltd.	3,900	54,035
Mizuho Financial Group, Inc.	75,500	127,123
Morinaga Milk Industry Co., Ltd.	7,000	56,382
MS&AD Insurance Group Holdings, Inc.	1,800	53,436
NEC Corp.	15,000	40,110
NH Foods, Ltd.	2,000	47,927
Nidec Corp.	500	48,380
Nikon Corp.	4,100	61,963
Nintendo Co., Ltd.	400	96,424
Nippon Building Fund, Inc.	14	83,191
Nippon Electric Glass Co., Ltd.	5,000	27,200
Nippon Kayaku Co., Ltd.	2,000	23,046
Nippon Prologis REIT, Inc.	26	58,842
Nippon Shinyaku Co., Ltd.	1,000	50,763
Nippon Shokubai Co., Ltd.	600	41,406
Nippon Telegraph & Telephone Corp.	8,800	390,164
Nissan Chemical Industries, Ltd.	2,000	67,809

Security	Shares	Value

Japan (continued)
Nisshin Seifun Group, Inc.	2,400	$35,353
Nissin Foods Holdings Co., Ltd.	1,200	69,455
NOF Corp.	4,000	43,479
Nomura Real Estate Holdings, Inc.	3,100	52,349
Nomura Real Estate Master Fund, Inc.	43	69,798
Nomura Research Institute, Ltd.	1,100	38,153
NTT Data Corp.	1,100	56,766
NTT DoCoMo, Inc.	14,100	354,107
Obayashi Corp.	4,000	38,533
Okinawa Electric Power Co., Inc. (The)	1,900	44,014
Ono Pharmaceutical Co., Ltd.	2,500	63,384
Oracle Corp. Japan	1,000	54,423
Oriental Land Co., Ltd.	700	40,889
Orix JREIT, Inc.	34	58,243
Osaka Gas Co., Ltd.	38,000	158,050
Otsuka Holdings Co., Ltd.	3,100	135,674
Recruit Holdings Co., Ltd.	2,000	80,339
Resona Holdings, Inc.	14,200	62,941
Ricoh Co., Ltd.	4,000	32,601
Rinnai Corp.	600	57,640
San-Ai Oil Co., Ltd.	4,000	28,201
Santen Pharmaceutical Co., Ltd.	4,100	59,788
Sawai Pharmaceutical Co., Ltd.	400	25,849
SECOM Co., Ltd.	500	36,070
Sekisui House, Ltd.	2,000	33,047
Sharp Corp.(1)	39,000	67,668
Shimizu Corp.	5,000	44,438
Shin-Etsu Chemical Co., Ltd.	1,700	128,896
Shizuoka Bank, Ltd. (The)	5,000	42,198
Showa Denko K.K.	2,200	29,069
Showa Shell Sekiyu K.K.	7,000	65,221
Sompo Holdings, Inc.	1,600	51,771
Sumitomo Corp.	4,900	56,333
Sumitomo Metal Mining Co., Ltd.	4,000	51,979
Sumitomo Mitsui Financial Group, Inc.	4,100	142,154
Taiheiyo Cement Corp.	15,000	42,959
Taisei Corp.	6,000	44,970
Takeda Pharmaceutical Co., Ltd.	3,600	161,010
TEIJIN, Ltd.	2,400	46,371
Terumo Corp.	2,500	96,679
Toho Gas Co., Ltd.	4,000	37,093
Tohoku Electric Power Co., Inc.	2,200	26,954
Tokai Carbon Co., Ltd.	9,000	27,368
Tokio Marine Holdings, Inc.	2,700	106,497
Tokyo Gas Co., Ltd.	46,000	208,724
Tokyu Corp.	4,000	29,946

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
TonenGeneral Sekiyu K.K.	8,000	$78,772
Toppan Printing Co., Ltd.	4,000	37,616
Toray Industries, Inc.	9,000	83,762
Toshiba Corp.(1)	18,000	65,175
Toyo Ink SC Holdings Co., Ltd.	7,000	32,545
Toyo Suisan Kaisha, Ltd.	1,000	40,514
Toyobo Co., Ltd.	18,000	29,463
Toyota Motor Corp.	5,100	295,834
Trend Micro, Inc.	1,000	35,214
Tsuruha Holdings, Inc.	400	46,153
Ube Industries, Ltd.	17,000	35,081
United Urban Investment Corp.	36	60,877
USS Co., Ltd.	4,300	72,723
West Japan Railway Co.	800	49,261
Yahoo! Japan Corp.	11,200	42,963
Yamato Holdings Co., Ltd.	2,000	45,566
Yamato Kogyo Co., Ltd.	1,000	28,155
Yamazaki Baking Co., Ltd.	2,000	44,844
Zeon Corp.	3,000	27,405

		$10,334,778

Netherlands — 3.9%
Aalberts Industries NV	1,153	$36,414
Akzo Nobel NV	2,513	162,368
Altice NV, Class B(1)	2,034	37,866
ASML Holding NV	3,712	392,707
Boskalis Westminster	1,027	33,122
Gemalto NV	831	45,150
GrandVision NV(2)	1,280	29,313
Heineken NV	633	52,139
ING Groep NV	22,110	290,238
Koninklijke Ahold Delhaize NV	4,518	103,066
Koninklijke DSM NV	3,322	213,520
Koninklijke KPN NV	59,030	192,482
Koninklijke Vopak NV	1,452	73,286
NN Group NV	1,302	39,220
QIAGEN NV(1)	5,673	138,747
RELX NV	12,043	203,075
TomTom NV(1)	3,382	27,349
Unilever NV	9,430	394,419
Wolters Kluwer NV	2,003	77,457

		$2,541,938

New Zealand — 1.0%
A2 Milk Co., Ltd.(1)	34,754	$46,143

Security	Shares	Value

New Zealand (continued)
Auckland International Airport, Ltd.	11,064	$52,107
Contact Energy, Ltd.	17,100	58,145
Fletcher Building, Ltd.	12,248	90,734
Goodman Property Trust	27,739	24,686
Heartland Bank, Ltd.	35,752	38,313
Precinct Properties New Zealand, Ltd.	27,851	24,805
Ryman Healthcare, Ltd.	3,670	23,293
SKYCITY Entertainment Group, Ltd.	14,241	39,701
Spark New Zealand, Ltd.	27,540	72,028
Trade Me, Ltd.	8,490	29,492
Xero, Ltd.(1)	4,010	50,881
Z Energy, Ltd.	13,924	77,822

		$628,150

Norway — 1.9%
AF Gruppen ASA	1,371	$24,226
Atea ASA	6,274	56,179
Austevoll Seafood ASA	4,763	42,943
Borregaard ASA	4,154	40,717
DNB ASA	8,378	121,118
Entra ASA(2)	4,141	44,387
Gjensidige Forsikring ASA	1,701	30,477
Golar LNG, Ltd.	1,000	21,890
Kongsberg Gruppen ASA	3,498	49,939
Nordic Semiconductor ASA(1)	6,600	26,410
Opera Software ASA(1)	8,541	60,185
Orkla ASA	9,782	92,366
Salmar ASA	2,132	69,187
Schibsted ASA, Class B	3,350	75,476
SpareBank 1 SMN	3,485	25,633
SpareBank 1 SR-Bank ASA	3,147	18,757
Statoil ASA	7,438	121,433
Telenor ASA	8,446	134,332
Tomra Systems ASA	3,141	34,100
XXL ASA(2)	3,700	46,315
Yara International ASA	3,528	124,624

		$1,260,694

Portugal — 1.0%
Banco BPI SA(1)	11,996	$14,891
EDP-Energias de Portugal SA	53,769	177,721
Galp Energia SGPS SA, Class B	9,466	128,343
Jeronimo Martins SGPS SA	7,890	135,575
Navigator Co. SA (The)	19,411	56,849
NOS SGPS SA	22,214	147,618

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Portugal (continued)
Pharol SGPS SA	43,046	$11,908

		$672,905

Singapore — 1.9%
Ascendas Real Estate Investment Trust	23,500	$40,048
Boustead Singapore, Ltd.	20,000	12,870
CapitaLand Mall Trust	15,800	23,544
City Developments, Ltd.	5,800	35,315
ComfortDelGro Corp., Ltd.	31,100	56,702
DBS Group Holdings, Ltd.	6,700	72,217
Delfi, Ltd.	8,100	13,054
Flex, Ltd.(1)	12,312	174,707
Genting Singapore PLC	74,000	39,599
Hutchison Port Holdings Trust	44,000	19,545
Keppel Infrastructure Trust	95,400	34,588
Mapletree Commercial Trust	29,000	31,876
Singapore Exchange, Ltd.	7,000	35,665
Singapore Press Holdings, Ltd.	41,000	109,568
Singapore Technologies Engineering, Ltd.	29,000	65,197
Singapore Telecommunications, Ltd.	66,900	186,445
Suntec REIT	27,000	32,611
United Overseas Bank, Ltd.	4,500	60,708
Venture Corp., Ltd.	7,000	47,818
Wilmar International, Ltd.	75,000	178,059

		$1,270,136

Spain — 3.9%
Abertis Infraestructuras SA	6,152	$91,189
Almirall SA	2,800	40,250
Amadeus IT Group SA	7,299	343,519
Axiare Patrimonio SOCIMI SA	2,208	31,369
Banco Bilbao Vizcaya Argentaria SA	14,580	104,957
Banco de Sabadell SA	23,300	31,111
Bankia SA	14,959	13,142
CaixaBank SA	24,878	75,066
Coca-Cola European Partners PLC	2,800	107,632
Ebro Foods SA	3,470	74,825
Enagas SA	2,600	74,529
Ferrovial SA	6,364	123,639
Grifols SA	8,178	161,371
Hispania Activos Inmobiliarios SOCIMI SA	2,750	33,774
Iberdrola SA	26,621	181,168
Industria de Diseno Textil SA	8,791	306,739
Merlin Properties Socimi SA	8,113	91,026
Red Electrica Corp. SA	5,128	106,829

Security	Shares	Value

Spain (continued)
Repsol SA	20,498	$286,203
Telefonica SA	21,727	220,759
Tubacex SA	12,500	37,168

		$2,536,265

Sweden — 3.7%
Assa Abloy AB, Class B	2,883	$52,394
Axfood AB	2,772	43,321
BillerudKorsnas AB	5,767	94,702
Capio AB(2)	6,000	31,595
Castellum AB	6,400	86,720
Elekta AB, Class B	17,600	152,598
Fabege AB	2,133	36,025
Hennes & Mauritz AB, Class B	8,337	234,458
Hexpol AB	9,658	79,372
Holmen AB, Class B	2,579	88,242
Hufvudstaden AB, Class A	4,938	76,428
ICA Gruppen AB	890	27,630
Industrivarden AB, Class C	2,456	43,804
Lifco AB, Class B	1,000	25,302
Lundin Petroleum AB(1)	6,164	110,799
Mycronic AB	2,681	27,984
NetEnt AB(1)	2,500	19,700
Nordea Bank AB	3,100	32,578
Skanska AB, Class B	7,392	160,529
SKF AB, Class B	2,244	38,009
Svenska Cellulosa AB SCA, Class B	8,499	240,715
Svenska Handelsbanken AB, Class A	5,337	72,760
Swedbank AB, Class A	4,442	103,939
Telefonaktiebolaget LM Ericsson, Class B	32,761	158,919
Telia Co. AB	67,805	270,871
Unibet Group PLC SDR	3,604	31,829
Vitrolife AB	800	41,388
Volvo AB	3,350	35,932
Wihlborgs Fastigheter AB	1,547	29,984

		$2,448,527

Switzerland — 7.6%
Allreal Holding AG	417	$61,371
Alpiq Holding, Ltd.(1)	241	22,381
Ascom Holding AG	1,636	28,015
Baloise Holding AG	509	62,622
Bucher Industries AG	89	19,772
Burckhardt Compression Holdings AG	55	15,945
Comet Holding AG	39	33,813

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Switzerland (continued)
Compagnie Financiere Richemont SA, Class A	6,963	$447,650
Daetwyler Holding AG	260	35,617
DKSH Holding AG	352	24,396
dorma+kaba Holding AG	61	42,388
Flughafen Zuerich AG	187	34,375
Gategroup Holding AG	975	51,293
Geberit AG	325	137,400
Givaudan SA	52	100,572
Helvetia Holding AG	85	44,223
Inficon Holding AG	86	30,884
Komax Holding AG	194	46,718
Kuehne & Nagel International AG	665	90,136
Mobimo Holding AG	139	33,446
Nestle SA	10,568	766,327
Novartis AG	7,182	509,689
Panalpina Welttransport Holding AG	330	42,809
Pargesa Holding SA	850	57,058
Partners Group Holding AG	109	55,180
Roche Holding AG PC	644	147,915
Schindler Holding AG	276	51,090
Schindler Holding AG PC	257	47,745
SGS SA	46	93,108
Sika AG	16	76,903
Sulzer AG	480	47,271
Swatch Group AG (The)	1,112	64,105
Swatch Group AG (The), Bearer Shares	442	132,935
Swiss Life Holding AG	399	105,588
Swiss Prime Site AG	1,391	115,368
Swiss Re AG	2,119	196,668
Swisscom AG	516	235,876
Syngenta AG(1)	1,392	554,098
Temenos Group AG	1,230	79,435
Valiant Holding AG	270	25,598
Valora Holding AG	105	30,509
Zehnder Group AG(1)	691	28,714
Zurich Insurance Group AG	620	162,289

		$4,989,295

United Kingdom — 15.4%
Antofagasta PLC	7,900	$52,543
AstraZeneca PLC	5,032	281,767
Auto Trader Group PLC(2)	18,275	83,726
Aviva PLC	15,804	85,638
Babcock International Group PLC	3,446	41,655
BAE Systems PLC	15,161	100,453

Security	Shares	Value

United Kingdom (continued)
Bellway PLC	1,375	$39,790
Berendsen PLC	1,721	20,310
Berkeley Group Holdings PLC	1,125	32,447
Big Yellow Group PLC	7,156	60,543
BP PLC	80,176	473,977
BT Group PLC	25,356	116,385
Bunzl PLC	1,400	37,586
Capita PLC	2,374	16,993
Carnival PLC	1,559	75,195
Cineworld Group PLC	5,166	34,113
Close Brothers Group PLC	1,265	20,528
Cobham PLC	11,321	19,752
Compass Group PLC	7,415	134,169
Croda International PLC	1,357	58,032
Daily Mail & General Trust PLC, Class A	2,268	20,817
Diageo PLC	9,957	265,021
Dignity PLC	1,253	40,637
Direct Line Insurance Group PLC	12,400	52,459
easyJet PLC	2,278	26,123
Electrocomponents PLC	8,661	39,457
Elementis PLC	6,330	18,461
Essentra PLC	5,799	36,144
Experian PLC	8,507	163,543
Fidessa Group PLC	1,027	30,883
FirstGroup PLC(1)	13,353	17,886
Fresnillo PLC	6,282	126,389
G4S PLC	13,501	36,265
GlaxoSmithKline PLC	37,061	732,115
Grainger PLC	21,884	59,243
Great Portland Estates PLC	10,764	78,103
Greene King PLC	2,038	18,231
Halma PLC	10,346	132,449
Hammerson PLC	17,653	118,761
Howden Joinery Group PLC	5,263	24,100
HSBC Holdings PLC	44,206	332,921
Imperial Brands PLC	3,489	168,769
Informa PLC	7,317	60,198
Inmarsat PLC	3,236	27,759
Intertek Group PLC	1,447	60,372
Johnson Matthey PLC	1,560	65,026
Kcom Group PLC	18,722	26,987
Keller Group PLC	1,779	14,809
Kingfisher PLC	14,750	65,157
Land Securities Group PLC	15,070	184,014
Legal & General Group PLC	20,937	53,562
Lloyds Banking Group PLC	141,652	98,919

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
LondonMetric Property PLC	32,609	$59,496
Marston’s PLC	12,099	19,790
Merlin Entertainments PLC(2)	8,625	48,609
Micro Focus International PLC	3,386	88,664
Mitie Group PLC	5,571	14,317
Moneysupermarket.com Group PLC	16,319	52,250
National Grid PLC	54,281	706,075
NCC Group PLC	10,809	25,103
Next PLC	1,135	66,776
Oxford Instruments PLC	2,226	18,416
Paragon Group of Cos. PLC (The)	4,937	20,024
Pearson PLC	6,802	62,928
Phoenix Group Holdings	2,631	23,504
Playtech PLC	4,633	52,553
Provident Financial PLC	887	31,977
QinetiQ Group PLC	8,311	23,405
Randgold Resources, Ltd.	1,173	104,170
Reckitt Benckiser Group PLC	2,232	199,676
RELX PLC	3,294	58,798
Renishaw PLC	1,543	48,636
Rentokil Initial PLC	15,781	44,018
Rio Tinto PLC	9,093	316,212
Royal Dutch Shell PLC, Class A	24,804	617,794
Royal Mail PLC	6,900	41,397
RPC Group PLC	7,000	81,176
RSA Insurance Group PLC	7,955	53,709
Sage Group PLC (The)	21,278	187,735
SDL PLC	5,875	31,177
Segro PLC	20,124	107,785
Severn Trent PLC	2,803	79,791
Shaftesbury PLC	7,730	86,720
Sky PLC	7,199	71,970
Spirent Communications PLC	26,820	27,062
St. James’s Place PLC	4,626	53,425
Standard Life PLC	14,339	59,172
Tate & Lyle PLC	7,007	66,826
Tritax Big Box REIT PLC	37,589	62,532
TT Electronics PLC	8,490	14,367
UBM PLC	2,425	21,291
Ultra Electronics Holdings PLC	1,034	23,494
Unilever PLC	4,757	198,601
UNITE Group PLC (The)	9,181	62,190
United Utilities Group PLC	8,851	101,741
Victrex PLC	2,610	55,891
Vodafone Group PLC	273,699	751,666
WH Smith PLC	2,282	41,075

Security	Shares	Value

United Kingdom (continued)
William Hill PLC	6,621	$23,951
Wolseley PLC	1,410	73,136
Xaar PLC	3,933	20,203

		$10,082,456

Total Common Stocks (identified cost $64,343,601)		$63,963,487

Rights(1) — 0.0%(3)

Security	Shares	Value
EXOR SpA, Exp. 11/9/16	1,016	$0
Ferrovial SA, Exp. 11/14/16	6,364	2,763
Tox Free Solutions, Ltd., Exp. 11/18/16	2,357	90

Total Rights (identified cost $2,852)		$2,853

Short-Term Investments — 0.8%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(4)	500,389	$500,489

Total Short-Term Investments (identified cost $500,441)		$500,489

Total Investments — 98.6% (identified cost $64,846,894)		$64,466,829

Other Assets, Less Liabilities — 1.4%		$928,204

Net Assets — 100.0%		$65,395,033

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $656,103 or 1.0% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Portfolio of Investments — continued

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
Euro	33.8%	$22,122,813
Japanese Yen	15.8	10,334,778
British Pound Sterling	15.7	10,257,992
Swiss Franc	7.8	5,072,234
Australian Dollar	7.5	4,931,873
Swedish Krona	3.7	2,448,527
Hong Kong Dollar	3.3	2,128,830
United States Dollar	3.2	2,090,516
Norwegian Krone	1.9	1,238,804
Danish Krone	1.9	1,231,216
Singapore Dollar	1.7	1,103,126
Israeli Shekel	1.3	877,970
New Zealand Dollar	1.0	628,150

Total Investments	98.6%	$64,466,829

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Industrials	10.5%	$6,899,902
Consumer Staples	10.5	6,869,938
Financials	10.0	6,516,311
Materials	9.8	6,420,142
Consumer Discretionary	9.7	6,360,321
Telecommunication Services	9.3	6,063,915
Health Care	9.0	5,894,501
Information Technology	8.9	5,832,461
Utilities	7.1	4,616,084
Real Estate	6.7	4,401,680
Energy	6.3	4,091,085
Short-Term Investments	0.8	500,489

Total Investments	98.6%	$64,466,829

Abbreviations:

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PC	–	Participation Certificate
PFC Shares	–	Preference Shares
SDR	–	Swedish Depositary Receipt

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $64,346,453)	$63,966,340
Affiliated investment, at value (identified cost, $500,441)	500,489
Foreign currency, at value (identified cost, $92,039)	92,335
Dividends receivable	119,924
Tax reclaims receivable	845,895
Total assets	$65,524,983

Liabilities
Payable for investments purchased	$2,850
Payable to affiliates:
Investment adviser fee	42,083
Trustees’ fees	330
Accrued expenses	84,687
Total liabilities	$129,950
Net Assets applicable to investors’ interest in Portfolio	$65,395,033

Sources of Net Assets
Investors’ capital	$65,801,750
Net unrealized depreciation	(406,717)
Total	$65,395,033

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends (net of foreign taxes, $254,019)	$2,132,841
Interest allocated from/dividends from affiliated investment	881
Expenses allocated from affiliated investment	(23)
Total investment income	$2,133,699

Expenses
Investment adviser fee	$506,708
Trustees’ fees and expenses	3,996
Custodian fee	63,331
Legal and accounting services	47,846
Miscellaneous	31,915
Total expenses	$653,796

Net investment income	$1,479,903

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(907,756)
Investment transactions in/allocated from affiliated investment	29
Foreign currency transactions	(13,596)
Net realized loss	$(921,323)
Change in unrealized appreciation (depreciation) —
Investments	$(251,663)
Investments — affiliated investment	48
Foreign currency	1,668
Net change in unrealized appreciation (depreciation)	$(249,947)

Net realized and unrealized loss	$(1,171,270)

Net increase in net assets from operations	$308,633

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$1,479,903	$1,849,003
Net realized gain (loss) from investment and foreign currency transactions	(921,323)	5,839,136
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(249,947)	(6,746,825)
Net increase in net assets from operations	$308,633	$941,314
Capital transactions —
Contributions	$2,951,124	$2,926,693
Withdrawals	(9,782,962)	(42,981,733)
Net decrease in net assets from capital transactions	$(6,831,838)	$(40,055,040)

Net decrease in net assets	$(6,523,205)	$(39,113,726)

Net Assets
At beginning of year	$71,918,238	$111,031,964
At end of year	$65,395,033	$71,918,238

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014		2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.97%	0.92%	0.92%		0.94%	1.03%
Net investment income	2.19%	2.06%	2.55	%(2)	2.28%	2.60%
Portfolio Turnover	14%	11%	53%		30%	117%

Total Return	0.74%	0.31%	1.30%		21.20%	10.24%

Net assets, end of year (000’s omitted)	$65,395	$71,918	$111,032		$115,036	$103,291

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Includes special dividends equal to 0.41% of average daily net assets.

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 52.0% and 48.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

33

Tax-Managed International Equity Portfolio

October 31, 2016

Notes to Financial Statements — continued

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million or over, the annual fee is reduced. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $506,708 or 0.75% of the Portfolio’s average daily net assets. Pursuant to an additional fee reduction agreement effective November 1, 2016 between the Portfolio and BMR, the fee will be computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $9,003,185 and $14,458,139, respectively, for the year ended October 31, 2016.

34

Tax-Managed International Equity Portfolio

October 31, 2016

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$64,983,422

Gross unrealized appreciation	$7,351,629
Gross unrealized depreciation	(7,868,222)

Net unrealized depreciation	$(516,593)

The net unrealized depreciation on foreign currency transactions at October 31, 2016 on a federal income tax basis was $26,652.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

Tax-Managed International Equity Portfolio

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$199,757	$19,514,615		$—	$19,714,372
Developed Europe	833,984	42,129,874		—	42,963,858
Developed Middle East	380,045	905,212		—	1,285,257

Total Common Stocks	$1,413,786	$62,549,701	*	$—	$63,963,487
Rights	$2,853	$—		$—	$2,853
Short-Term Investments	—	500,489		—	500,489

Total Investments	$1,416,639	$63,050,190		$—	$64,466,829

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

36

Tax-Managed International Equity Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

37

Parametric Tax-Managed International Equity Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and the Portfolio and President of the Portfolio	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

38

Parametric Tax-Managed International Equity Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

39

Parametric Tax-Managed International Equity Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at
1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.16

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 36

Federal Tax Information	20

Management and Organization	37

Important Notices	40

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains across the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were preparing for the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. Although the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased policy in efforts to bolster their respective economies. The Bank of England cut interest rates to an all-time low and expanded its asset purchase program following “Brexit,” the U.K.’s June 2016 vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold surged nearly 20% during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil drove a modest decline in the broad commodity market for the full 12 months.

Against this backdrop, the U.S. Treasury curve flattened; meaning that yields on the long end of the Treasury yield curve fell during the fiscal year, while yields on the shorter end of the curve rose modestly. Even though the Fed ended its new mortgage-backed securities (MBS) bond purchases in October 2014, it still continues to reinvest its monthly MBS paydowns back into the market, and likely will continue to do so for the foreseeable future. The Fed’s participation continues to support MBS spreads, as they ended the year slightly tighter. Mortgage rates moved closer to all-time lows during the period, while seasoned MBS prepayment speeds finished the year where they began.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Short Duration Government Income Fund (the Fund) had a total return of 0.72% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index2 (the Index) returned 0.91% for the period.

The Fund continued to invest in seasoned agency MBS during the period. These investments were generally comprised of mortgages originated from the early 1990s through 2005. The Fund benefited from these investments, as they outperformed U.S. Treasurys over the period due to spread tightening and the additional yield seasoned agency MBS investments offer. The Index consists entirely of U.S. Treasurys.

Despite mortgage rates hovering near all-time lows for most of the period, the Fund’s high coupon, seasoned agency MBS continued to prepay around the same muted speeds they began the year at, which aided the Fund’s performance due to the additional yield they provided. The Fund was hurt by its shorter duration6 than the Index, as Treasury yields further out on the curve rallied and outperformed the short end of the yield curve. Management believed investors were not compensated in the current environment for taking interest rate risk and it was prudent to maintain a shorter duration than the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Performance2,3

Portfolio Manager Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	0.72%	1.35%	2.70%
Class A with 2.25% Maximum Sales Charge	—	—	–1.50	0.88	2.46
Class B at NAV	09/30/2002	09/30/2002	–0.02	0.59	1.93
Class B with 3% Maximum Sales Charge	—	—	–2.98	0.59	1.93
Class C at NAV	09/30/2002	09/30/2002	0.12	0.74	2.09
Class C with 1% Maximum Sales Charge	—	—	–0.86	0.74	2.09
Class I at NAV	05/04/2009	09/30/2002	0.97	1.61	2.88
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	—	—	0.91%	0.66%	2.20%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.99%	1.75%	1.59%	0.74%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$12,112	N.A.
Class C	$10,000	10/31/2006	$12,296	N.A.
Class I	$250,000	10/31/2006	$332,002	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests. Other represents any investment type less than 1% of total investments.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,008.10	$4.85	0.96%
Class B	$1,000.00	$1,004.40	$8.67	1.72%
Class C	$1,000.00	$1,005.10	$7.91	1.57%
Class I	$1,000.00	$1,009.40	$3.64	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.88	0.96%
Class B	$1,000.00	$1,016.50	$8.72	1.72%
Class C	$1,000.00	$1,017.20	$7.96	1.57%
Class I	$1,000.00	$1,021.50	$3.66	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $410,941,019)	$403,869,209
Investment in Senior Debt Portfolio, at value (identified cost, $9,956,546)	9,695,959
Receivable for Fund shares sold	790,620
Total assets	$414,355,788

Liabilities
Payable for Fund shares redeemed	$1,044,064
Distributions payable	79,521
Payable to affiliates:
Distribution and service fees	89,265
Trustees’ fees	43
Accrued expenses	126,978
Total liabilities	$1,339,871
Net Assets	$413,015,917

Sources of Net Assets
Paid-in capital	$453,004,842
Accumulated net realized loss from Portfolios	(32,577,007)
Accumulated distributions in excess of net investment income	(79,521)
Net unrealized depreciation from Portfolios	(7,332,397)
Total	$413,015,917

Class A Shares
Net Assets	$155,824,409
Shares Outstanding	18,850,568
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.27
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.46

Class B Shares
Net Assets	$333,839
Shares Outstanding	40,332
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.28

Class C Shares
Net Assets	$77,449,604
Shares Outstanding	9,355,327
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.28

Class I Shares
Net Assets	$179,408,065
Shares Outstanding	21,726,365
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.26

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income allocated from Portfolios	$15,065,660
Dividends allocated from Portfolios	12,323
Expenses allocated from Portfolios	(2,899,804)
Total investment income from Portfolios	$12,178,179

Expenses
Distribution and service fees
Class A	$405,128
Class B	6,412
Class C	741,078
Trustees’ fees and expenses	501
Custodian fee	46,891
Transfer and dividend disbursing agent fees	314,844
Legal and accounting services	47,968
Printing and postage	56,482
Registration fees	118,623
Miscellaneous	14,884
Total expenses	$1,752,811

Net investment income	$10,425,368

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolio	$(881,480)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	6,706,387
Financial futures contracts	820,276
Swap contracts	(827,905)
Foreign currency transactions	36,769
Net realized gain	$5,854,047
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolio	$881,480
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	(8,391,890)
Financial futures contracts	(2,425,915)
Swap contracts	(3,569,514)
Foreign currency	(6,809)
Net change in unrealized appreciation (depreciation)	$(13,512,648)

Net realized and unrealized loss	$(7,658,601)

Net increase in net assets from operations	$2,766,767

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$10,425,368	$7,668,080
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	5,854,047	(1,813,410)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(13,512,648)	(1,936,512)
Net increase in net assets from operations	$2,766,767	$3,918,158
Distributions to shareholders —
From net investment income
Class A	$(3,709,244)	$(4,020,360)
Class B	(10,218)	(36,017)
Class C	(1,477,126)	(1,909,200)
Class I	(6,326,872)	(5,644,710)
Total distributions to shareholders	$(11,523,460)	$(11,610,287)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$101,982,388	$84,799,015
Class B	372,091	320,718
Class C	32,704,812	39,280,656
Class I	181,977,445	235,186,082
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,255,705	3,147,609
Class B	9,243	33,177
Class C	1,336,669	1,682,194
Class I	5,662,130	4,985,169
Cost of shares redeemed
Class A	(99,127,246)	(62,623,353)
Class B	(544,927)	(657,554)
Class C	(46,940,136)	(26,520,234)
Class I	(258,065,005)	(66,893,354)
Net asset value of shares exchanged
Class A	558,011	938,222
Class B	(558,011)	(938,222)
Net increase (decrease) in net assets from Fund share transactions	$(77,376,831)	$212,740,125

Net increase (decrease) in net assets	$(86,133,524)	$205,047,996

Net Assets
At beginning of year	$499,149,441	$294,101,445
At end of year	$413,015,917	$499,149,441

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(79,521)	$(105,867)

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value — Beginning of year	$8.400	$8.570	$8.620		$9.020		$8.980

Income (Loss) From Operations
Net investment income(1)	$0.171	$0.175	$0.151		$0.169		$0.223
Net realized and unrealized gain (loss)	(0.112)	(0.080)	0.073		(0.290)		0.105

Total income (loss) from operations	$0.059	$0.095	$0.224		$(0.121)		$0.328

Less Distributions
From net investment income	$(0.189)	$(0.265)	$(0.271)		$(0.279)		$(0.288)
Tax return of capital	—	—	(0.003)		—		—

Total distributions	$(0.189)	$(0.265)	$(0.274)		$(0.279)		$(0.288)

Net asset value — End of year	$8.270	$8.400	$8.570		$8.620		$9.020

Total Return(2)	0.72%	1.12%	2.64	%(3)	(1.36	)%(3)	3.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$155,824	$151,875	$128,250		$145,119		$216,430
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.96%	0.99%	1.03	%(3)	0.99	%(3)	0.94%
Net investment income	2.07%	2.07%	1.76%		1.91%		2.48%
Portfolio Turnover of the Fund(6)	45%	19%	31%		35%		17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value — Beginning of year	$8.410	$8.580	$8.630		$9.030		$8.990

Income (Loss) From Operations
Net investment income(1)	$0.115	$0.115	$0.088		$0.102		$0.156
Net realized and unrealized gain (loss)	(0.117)	(0.083)	0.071		(0.290)		0.104

Total income (loss) from operations	$(0.002)	$0.032	$0.159		$(0.188)		$0.260

Less Distributions
From net investment income	$(0.128)	$(0.202)	$(0.207)		$(0.212)		$(0.220)
Tax return of capital	—	—	(0.002)		—		—

Total distributions	$(0.128)	$(0.202)	$(0.209)		$(0.212)		$(0.220)

Net asset value — End of year	$8.280	$8.410	$8.580		$8.630		$9.030

Total Return(2)	(0.02)%	0.37%	1.87	%(3)	(2.10	)%(3)	2.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$334	$1,068	$2,341		$3,964		$7,565
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.71%	1.75%	1.78	%(3)	1.74	%(3)	1.70%
Net investment income	1.38%	1.36%	1.02%		1.16%		1.74%
Portfolio Turnover of the Fund(6)	45%	19%	31%		35%		17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6) Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value — Beginning of year	$8.410	$8.580	$8.630		$9.030		$8.990

Income (Loss) From Operations
Net investment income(1)	$0.123	$0.124	$0.100		$0.116		$0.169
Net realized and unrealized gain (loss)	(0.113)	(0.079)	0.072		(0.291)		0.104

Total income (loss) from operations	$0.010	$0.045	$0.172		$(0.175)		$0.273

Less Distributions
From net investment income	$(0.140)	$(0.215)	$(0.220)		$(0.225)		$(0.233)
Tax return of capital	—	—	(0.002)		—		—

Total distributions	$(0.140)	$(0.215)	$(0.222)		$(0.225)		$(0.233)

Net asset value — End of year	$8.280	$8.410	$8.580		$8.630		$9.030

Total Return(2)	0.12%	0.52%	2.02	%(3)	(1.96	)%(3)	3.08%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$77,450	$91,850	$78,972		$93,297		$127,146
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.56%	1.59%	1.63	%(3)	1.59	%(3)	1.54%
Net investment income	1.48%	1.46%	1.16%		1.31%		1.88%
Portfolio Turnover of the Fund(6)	45%	19%	31%		35%		17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value — Beginning of year	$8.390	$8.560	$8.610		$9.010		$8.970

Income (Loss) From Operations
Net investment income(1)	$0.195	$0.192	$0.169		$0.191		$0.244
Net realized and unrealized gain (loss)	(0.115)	(0.076)	0.076		(0.289)		0.107

Total income (loss) from operations	$0.080	$0.116	$0.245		$(0.098)		$0.351

Less Distributions
From net investment income	$(0.210)	$(0.286)	$(0.292)		$(0.302)		$(0.311)
Tax return of capital	—	—	(0.003)		—		—

Total distributions	$(0.210)	$(0.286)	$(0.295)		$(0.302)		$(0.311)

Net asset value — End of year	$8.260	$8.390	$8.560		$8.610		$9.010

Total Return(2)	0.97%	1.37%	2.89	%(3)	(1.11	)%(3)	3.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$179,408	$254,357	$84,538		$57,710		$74,387
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	0.71%	0.74%	0.78	%(3)	0.74	%(3)	0.69%
Net investment income	2.36%	2.27%	1.97%		2.16%		2.72%
Portfolio Turnover of the Fund(6)	45%	19%	31%		35%		17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser of a Portfolio reimbursed expenses (equal to less than 0.005% and 0.01% of average daily net assets for the years ended October 31, 2014 and 2013, respectively).

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2016 were as follows: Short-Term U.S. Government Portfolio (99.9%) and Senior Debt Portfolio (0.2%). During the year ended October 31, 2016, the Fund also invested in Government Obligations Portfolio. The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Short-Term U.S. Government Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Short-Term U.S. Government Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Senior Debt Portfolio for applicable investments.

Additional valuation policies for Senior Debt Portfolio (the Portfolio) are as follows:

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

14

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Notes to Financial Statements — continued

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$11,523,460	$11,610,287

During the year ended October 31, 2016, accumulated net realized loss was increased by $2,924,049, accumulated distributions in excess of net investment income was decreased by $1,124,438 and paid-in capital was increased by $1,799,611 due to differences between book and tax accounting for the Fund’s investment in the Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

15

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Notes to Financial Statements — continued

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(33,807,017)
Net unrealized depreciation	$(6,102,387)
Other temporary differences	$(79,521)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolios and the timing of recognizing distributions to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $28,480,089 and deferred capital losses of $5,326,928 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2018 ($16,216,716) and October 31, 2019 ($12,263,373), and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $5,326,928 are long-term.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee reduction agreement may not be terminated without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by a majority of the shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2016, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $2,537,069 or 0.51% of the Fund’s average daily net assets. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $13,002 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $8,168 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $405,128 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $4,809 and $523,114 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $1,603 and $217,964 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

16

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $19,000, less than $100 and $17,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Short-Term U.S. Government Portfolio	$221,213,983	$222,340,959
Government Obligations Portfolio	—	60,073,732
Senior Debt Portfolio	—	11,300,000

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	12,263,290	10,016,081
Issued to shareholders electing to receive payments of distributions in Fund shares	392,559	371,284
Redemptions	(11,953,286)	(7,383,358)
Exchange from Class B shares	67,044	110,489

Net increase	769,607	3,114,496

	Year Ended October 31,
Class B	2016	2015

Sales	44,687	37,946
Issued to shareholders electing to receive payments of distributions in Fund shares	1,112	3,903
Redemptions	(65,504)	(77,325)
Exchange to Class A shares	(66,941)	(110,327)

Net decrease	(86,646)	(145,803)

17

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2016	2015

Sales	3,924,899	4,635,787
Issued to shareholders electing to receive payments of distributions in Fund shares	160,897	198,140
Redemptions	(5,648,152)	(3,118,239)

Net increase (decrease)	(1,562,356)	1,715,688

	Year Ended October 31,
Class I	2016	2015
Sales	21,933,222	27,748,792
Issued to shareholders electing to receive payments of distributions in Fund shares	683,085	589,355
Redemptions	(31,199,161)	(7,904,597)

Net increase (decrease)	(8,582,854)	20,433,550

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016 and October 31, 2015, the Fund’s investment in Senior Debt Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

18

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Government Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

19

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Short-Term U.S. Government Portfolio

October 31, 2016

Portfolio of Investments

Mortgage Pass-Throughs — 27.3%

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
1.94%, with various maturities to 2022(1)	$1,239		$1,252,644
1.943%, with various maturities to 2037(1)	1,292		1,315,976
2.536%, with maturity at 2034(1)	3,710		3,880,180
2.567%, with maturity at 2022(1)	53		53,323
2.615%, with maturity at 2020(1)	92		92,594
2.704%, with maturity at 2036(1)	2,842		2,999,775
2.746%, with maturity at 2038(1)	2,859		3,031,975
2.80%, with maturity at 2035(1)	7,549		7,971,712
2.811%, with maturity at 2023(1)	692		708,459
2.861%, with maturity at 2025(1)	591		612,015
2.877%, with maturity at 2035(1)	2,059		2,143,319
2.89%, with maturity at 2036(1)	3,144		3,330,029
3.115%, with maturity at 2032(1)	598		612,739
3.395%, with maturity at 2029(1)	287		288,134
3.861%, with maturity at 2034(1)	465		499,024
4.066%, with maturity at 2037(1)	2,232		2,383,246
4.396%, with maturity at 2030(1)	638		684,477
4.413%, with maturity at 2032(1)	397		414,581
4.50%, with various maturities to 2035	1,564		1,649,450
4.711%, with maturity at 2033(1)	2,605		2,798,722
5.00%, with various maturities to 2018	557		571,483
5.50%, with various maturities to 2018	187		190,107
6.00%, with various maturities to 2035(2)	4,031		4,635,979
6.50%, with maturity at 2017	80		80,999
7.00%, with various maturities to 2035	853		1,001,286
7.50%, with maturity at 2017	0	(3)	106
8.00%, with various maturities to 2025	19		20,617

			$43,222,951

Federal National Mortgage Association:
1.94%, with maturity at 2033(1)	$428		$434,842
1.941%, with maturity at 2032(1)	1,509		1,536,694
1.943%, with various maturities to 2037(1)	841		854,557
2.021%, with maturity at 2018(1)	5		5,165
2.092%, with maturity at 2038(1)	635		641,032
2.461%, with maturity at 2029(1)	36		36,007
2.48%, with maturity at 2020(1)	190		189,961
2.514%, with maturity at 2028(1)	1,797		1,848,784
2.595%, with maturity at 2040(1)	891		933,871
2.608%, with maturity at 2037(1)	2,609		2,747,738
2.618%, with maturity at 2018(1)	46		45,830
2.628%, with maturity at 2031(1)	1,817		1,879,507
2.631%, with various maturities to 2036(1)	1,450		1,525,327
2.635%, with maturity at 2036(1)	227		229,215

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
2.643%, with maturity at 2030(1)	$151	$152,888
2.705%, with maturity at 2039(1)	4,277	4,513,476
2.742%, with maturity at 2033(1)	6,584	6,952,084
2.781%, with maturity at 2030(1)	735	749,974
2.782%, with maturity at 2035(1)	2,220	2,354,032
2.867%, with maturity at 2038(1)	1,370	1,453,194
2.875%, with maturity at 2018(1)	3	2,765
2.959%, with maturity at 2021(1)	237	240,644
2.972%, with maturity at 2030(1)	847	878,956
3.039%, with maturity at 2034(1)	1,221	1,291,491
3.043%, with maturity at 2019(1)	392	397,467
3.069%, with maturity at 2036(1)	664	676,764
3.204%, with maturity at 2034(1)	1,912	2,009,064
3.588%, with maturity at 2026(1)	665	703,821
3.606%, with maturity at 2034(1)	3,030	3,225,456
3.621%, with maturity at 2021(1)	183	186,654
3.692%, with maturity at 2021(1)	334	341,241
3.724%, with maturity at 2035(1)	1,064	1,131,867
3.775%, with maturity at 2036(1)	1,609	1,725,895
3.785%, with maturity at 2036(1)	173	180,826
3.875%, with maturity at 2035(1)	795	852,948
3.937%, with maturity at 2034(1)	1,904	2,024,217
4.042%, with maturity at 2035(1)	1,243	1,336,273
4.103%, with maturity at 2033(1)	698	753,922
4.325%, with maturity at 2034(1)	616	661,193
4.521%, with maturity at 2029(1)	1,265	1,356,920
4.696%, with maturity at 2034(1)	1,236	1,319,562
4.701%, with maturity at 2034(1)	673	721,395
5.00%, with various maturities to 2019	847	873,527
6.00%, with various maturities to 2031	621	700,056
6.318%, with maturity at 2032(1)	258	284,370
6.50%, with maturity at 2036	5,913	6,801,245
7.00%, with various maturities to 2035(2)	4,489	5,341,838
8.00%, with maturity at 2034	811	951,120
8.11%, with maturity at 2018	3	3,347

		$66,059,022

Government National Mortgage Association:
2.00%, with various maturities to 2027(1)	$526	$537,567
5.00%, with maturity at 2018	359	370,223
8.25%, with maturity at 2020	58	61,665
9.00%, with maturity at 2017	4	3,632

		$973,087

Total Mortgage Pass-Throughs (identified cost $108,718,360)		$110,255,060

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 63.8%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 213, (Principal Only), Class PO, 0.00%, 6/1/31(4)	$4,336	$4,081,568
Series 239, (Principal Only), Class PO, 0.00%, 8/15/36(4)	2,197	2,099,335
Series 1395, Class F, 1.353%, 10/15/22(5)	26	25,971
Series 2135, Class JZ, 6.00%, 3/15/29	1,192	1,340,003
Series 3030, (Interest Only), Class SL, 5.565%, 9/15/35(6)(7)	4,040	812,562
Series 3072, (Principal Only), Class WO, 0.00%, 11/15/35(4)	1,818	1,637,341
Series 3114, (Interest Only), Class TS, 6.115%, 9/15/30(6)(7)	9,793	1,600,549
Series 3339, (Interest Only), Class JI, 6.055%, 7/15/37(6)(7)	3,246	695,436
Series 3342, (Principal Only), Class KO, 0.00%, 7/15/37(4)	626	596,316
Series 3476, (Principal Only), Class PO, 0.00%, 7/15/38(4)	1,351	1,216,914
Series 3862, (Principal Only), Class PO, 0.00%, 5/15/41(4)	2,132	1,917,214
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(6)	4,943	443,271
Series 4088, (Interest Only), Class EI, 3.50%, 9/15/41(6)	4,270	419,388
Series 4094, (Interest Only), Class CS, 5.465%, 8/15/42(6)(7)	6,346	1,302,113
Series 4109, (Interest Only), Class SA, 5.665%, 9/15/32(6)(7)	4,144	905,282
Series 4177, Class MP, 2.50%, 3/15/43	1,477	1,474,857
Series 4204, Class AF, 1.527%, 5/15/43(5)	2,855	2,813,788
Series 4212, (Interest Only), Class SA, 5.665%, 7/15/38(6)(7)	12,230	1,555,071
Series 4299, Class JG, 2.50%, 7/15/43	8,404	8,527,605
Series 4319, Class SY, 6.952%, 3/15/44(7)	430	437,573
Series 4336, Class GU, 3.50%, 2/15/53	786	795,389
Series 4337, Class YT, 3.50%, 4/15/49	3,533	3,597,925
Series 4385, Class SC, 8.103%, 9/15/44(7)	1,038	1,063,350
Series 4389, Class CA, 3.00%, 9/15/44	10,049	10,271,122
Series 4407, Class LN, 8.092%, 12/15/43(7)	424	432,843
Series 4452, (Interest Only), Class SP, 5.665%, 10/15/43(6)(7)	7,259	818,055
Series 4495, Class JA, 3.50%, 5/15/45	3,809	3,909,471
Series 4497, (Interest Only), Class CS, 5.665%, 9/15/44(6)(7)	4,616	717,541
Series 4507, (Interest Only), Class EI, 4.00%, 8/15/44(6)	14,053	2,547,531

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4507, (Interest Only), Class MI, 3.50%, 8/15/44(6)	$6,329	$653,318
Series 4507, Class Z, 3.00%, 9/15/45	407	406,718
Series 4549, (Interest Only), Class DS, 5.365%, 8/15/45(6)(7)	11,284	1,626,596
Series 4550, Class ZT, 2.00%, 1/15/45	2,014	2,014,767
Series 4568, Class ZM, 4.00%, 4/15/46	1,832	1,831,803
Series 4583, Class CZ, 3.50%, 5/15/46	7,480	7,526,984
Series 4584, Class PM, 3.00%, 5/15/46	4,523	4,655,168
Series 4594, Class GT, 4.00%, 7/15/43(7)	2,995	2,990,948
Series 4596, Class HZ, 3.00%, 11/15/45	11,866	11,834,798
Series 4616, Class PZ, 2.00%, 3/15/42	2,591	2,554,922

		$94,151,406

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DNA3, Class M3, 5.234%, 4/25/28(5)	$8,000	$8,453,786
Series 2016-DNA1, Class M3, 6.084%, 7/25/28(5)	3,750	4,067,108
Series 2016-DNA2, Class M3, 5.184%, 10/25/28(5)	5,500	5,755,877
Series 2016-DNA4, Class M3, 4.334%, 3/25/29(5)	2,000	1,983,123

		$20,259,894

Federal National Mortgage Association:
Series G93-17, Class FA, 1.534%, 4/25/23(5)	$67	$68,250
Series G93-36, Class ZQ, 6.50%, 12/25/23	311	343,295
Series G97-4, Class FA, 1.335%, 6/17/27(5)	303	305,683
Series 296, (Interest Only), Class 2, 8.00%, 4/25/24(6)	815	147,839
Series 380, (Principal Only), Class 1, 0.00%, 7/25/37(4)	1,124	1,074,745
Series 1993-203, Class PL, 6.50%, 10/25/23	313	347,512
Series 1994-14, Class F, 2.303%, 10/25/23(5)	322	327,622
Series 2001-4, Class GA, 9.357%, 4/17/25(8)	32	34,964
Series 2004-60, (Interest Only), Class SW, 6.516%, 4/25/34(6)(7)	4,985	972,412
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(6)	3,928	1,019,253
Series 2006-65, (Interest Only), Class PS, 6.686%, 7/25/36(6)(7)	2,795	624,965
Series 2007-17, (Principal Only), Class PO, 0.00%, 3/25/37(4)	1,109	1,030,804
Series 2007-99, (Interest Only), Class SD, 5.866%, 10/25/37(6)(7)	4,478	836,550
Series 2007-102, (Interest Only), Class ST, 5.906%, 11/25/37(6)(7)	2,389	471,093
Series 2009-48, Class WA, 5.833%, 7/25/39(8)	948	1,062,042
Series 2009-62, Class WA, 5.568%, 8/25/39(8)	1,505	1,687,051
Series 2009-82, (Principal Only), Class PO, 0.00%, 10/25/39(4)	1,907	1,700,161

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2009-93, (Interest Only), Class SC, 5.616%, 11/25/39(6)(7)	$8,276	$1,531,809
Series 2010-13, (Interest Only), Class PI, 5.00%, 11/25/38(6)	873	10,369
Series 2010-112, Class DZ, 4.00%, 10/25/40	1,763	1,828,341
Series 2010-135, (Interest Only), Class SD, 5.466%, 6/25/39(6)(7)	4,306	479,354
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(6)	3,083	168,101
Series 2011-49, Class NT, 6.00%, 6/25/41(7)	704	783,669
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(6)	3,172	792,798
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(6)	3,795	254,434
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(6)	9,732	962,393
Series 2012-5, (Principal Only), Class PO, 0.00%, 12/25/39(4)	1,507	1,387,708
Series 2012-14, Class MH, 2.00%, 12/25/40	704	709,973
Series 2012-35, Class GE, 3.00%, 5/25/40	9,436	9,592,124
Series 2012-61, (Principal Only), Class PO, 0.00%, 8/25/37(4)	5,089	4,589,441
Series 2012-73, (Interest Only), Class MS, 5.516%, 5/25/39(6)(7)	5,509	532,152
Series 2012-86, (Interest Only), Class CS, 5.566%, 4/25/39(6)(7)	4,637	501,592
Series 2012-103, (Interest Only), Class GS, 5.566%, 2/25/40(6)(7)	11,502	1,213,476
Series 2012-134, Class ZT, 2.00%, 12/25/42	3,779	3,441,987
Series 2012-147, (Interest Only), Class SA, 5.566%, 1/25/43(6)(7)	3,804	744,611
Series 2013-52, Class GA, 1.00%, 6/25/43	6,102	5,925,901
Series 2013-52, Class MD, 1.25%, 6/25/43	5,116	4,937,376
Series 2013-67, Class NF, 1.534%, 7/25/43(5)	1,856	1,806,604
Series 2013-119, Class PD, 2.50%, 1/25/43	857	860,964
Series 2013-127, (Interest Only), Class BI, 3.50%, 5/25/39(6)	5,575	367,518
Series 2013-127, (Interest Only), Class LI, 3.50%, 5/25/39(6)	5,543	365,509
Series 2014-5, Class LB, 2.50%, 7/25/43	2,156	2,163,945
Series 2014-17, (Principal Only), Class PO, 0.00%, 4/25/44(4)	4,293	3,690,735
Series 2014-41, (Interest Only), Class SA, 5.516%, 7/25/44(6)(7)	5,820	1,113,023
Series 2014-55, (Interest Only), Class IL, 3.50%, 9/25/44(6)	6,006	829,901
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(6)	5,285	725,212

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(6)	$8,344	$1,225,066
Series 2015-11, Class AZ, 4.00%, 12/25/43	493	493,633
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(6)	4,644	612,245
Series 2015-31, (Interest Only), Class SG, 5.566%, 5/25/45(6)(7)	6,651	1,078,285
Series 2015-35, Class US, 7.646%, 6/25/45(7)	1,122	1,128,585
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(6)	6,250	772,958
Series 2015-43, Class ZA, 4.00%, 6/25/45	504	505,075
Series 2015-61, (Interest Only), Class QI, 3.50%, 5/25/43(6)	8,408	776,629
Series 2015-74, Class SL, 2.036%, 10/25/45(7)	3,762	3,608,500
Series 2016-1, (Interest Only), Class SJ, 5.616%, 2/25/46(6)(7)	9,029	1,870,274
Series 2016-20, Class ZA, 2.50%, 12/25/41	4,238	4,149,133
Series 2016-22, Class ZE, 3.00%, 6/25/44	9,503	9,547,499
Series 2016-41, Class HZ, 2.00%, 5/25/44	2,075	2,065,807
Series 2016-61, (Interest Only), Class DI, 3.00%, 4/25/46(6)	5,857	667,474

		$92,866,424

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C04, Class 1M2, 4.784%, 1/25/29(5)	$1,000	$1,017,492

		$1,017,492

Government National Mortgage Association:
Series 2009-117, (Principal Only), Class PO, 0.00%, 12/16/39(4)	$3,173	$2,846,469
Series 2010-88, (Principal Only), Class OA, 0.00%, 7/20/40(4)	2,504	2,241,141
Series 2011-48, (Interest Only), Class SD, 6.144%, 10/20/36(6)(7)	4,437	291,490
Series 2011-156, Class GA, 2.00%, 12/16/41	1,921	1,822,731
Series 2014-98, (Interest Only), Class IM, 1.049%, 1/20/43(6)(8)	39,959	1,490,837
Series 2014-146, Class S, 5.362%, 10/20/44(7)	2	2,144
Series 2015-24, (Principal Only), Class KO, 0.00%, 6/20/35(4)	3,287	2,996,621
Series 2015-62, Class PQ, 3.00%, 5/20/45	2,922	2,947,550
Series 2015-96, Class DS, 5.348%, 1/16/40(7)	339	340,388
Series 2015-116, (Interest Only), Class AS, 5.174%, 8/20/45(6)(7)	4,580	595,727
Series 2015-139, Class EZ, 2.50%, 9/16/45	303	303,502
Series 2015-144, Class KB, 3.00%, 8/20/44	1,194	1,197,452
Series 2015-151, (Interest Only), Class KI, 0.857%, 11/20/42(6)(8)	57,017	1,588,309
Series 2015-165, Class ZH, 3.00%, 8/20/45	395	395,227

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
Series 2016-4, Class ZK, 3.00%, 1/20/46	$164	$163,804
Series 2016-16, Class UZ, 3.00%, 2/16/46	603	601,906
Series 2016-37, Class KY, 3.00%, 3/20/46	750	751,996
Series 2016-44, Class Z, 3.00%, 1/16/40	265	265,033
Series 2016-58, Class CZ, 2.25%, 7/20/45	4,208	4,212,832
Series 2016-58, Class TZ, 2.00%, 12/20/39	8,133	8,140,689
Series 2016-58, Class ZC, 2.00%, 10/20/43	775	775,465
Series 2016-75, Class LZ, 2.25%, 10/20/39	678	677,355
Series 2016-75, Class WZ, 2.25%, 11/16/43	2,119	2,118,023
Series 2016-81, Class CZ, 2.25%, 3/16/45	3,173	3,134,939
Series 2016-129, Class ZC, 2.00%, 6/20/45	9,540	9,486,484

		$49,388,114

Total Collateralized Mortgage Obligations (identified cost $259,253,653)		$257,683,330

Short-Term Investments — 10.8%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(9)	43,646,348	$43,655,077

Total Short-Term Investments (identified cost $43,649,464)		$43,655,077

Total Investments — 101.9% (identified cost $411,621,477)		$411,593,467

Other Assets, Less Liabilities — (1.9)%		$(7,724,248)

Net Assets — 100.0%		$403,869,219

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2016.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)	Principal amount is less than $500.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(6)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2016.

(8)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Interest Rate Futures
CME 90-Day Eurodollar	419	Short	Jun-18	$(103,460,873)	$(103,472,050)	$(11,177)
U.S. 5-Year Treasury Note	352	Short	Dec-16	(42,759,432)	(42,520,500)	238,932
U.S. Ultra-Long Treasury Bond	250	Long	Dec-16	46,832,113	43,984,375	(2,847,738)

						$(2,619,983)

CME: Chicago	Mercantile Exchange

24	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation

LCH.Clearnet	$50,000	Receives	3-month USD-LIBOR-BBA	2.448%	10/20/25	$(2,312,104)

						$(2,312,104)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Depreciation

Deutsche Bank AG	$10,000	Receives	3-month USD-LIBOR-BBA	2.82%	June 1, 2017/ June 1, 2047	$(1,751,841)

						$(1,751,841)

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

25	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $367,972,013)	$367,938,390
Affiliated investment, at value (identified cost, $43,649,464)	43,655,077
Cash	210,297
Restricted cash*	3,773,016
Interest receivable	1,443,027
Receivable for investments sold	600,369
Receivable for variation margin on open financial futures contracts	207,138
Total assets	$417,827,314

Liabilities
Payable for investments purchased	$11,836,201
Payable for variation margin on open centrally cleared swap contracts	56,014
Payable for open swap contracts	1,751,841
Payable to affiliate:
Investment adviser fee	171,875
Trustees’ fees	2,067
Accrued expenses	140,097
Total liabilities	$13,958,095
Net Assets applicable to investors’ interest in Portfolio	$403,869,219

Sources of Net Assets
Investors’ capital	$410,581,157
Net unrealized depreciation	(6,711,938)
Total	$403,869,219

*	Represents restricted cash on deposit at the broker for open derivative contracts.

26	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest	$13,825,043
Interest allocated from/dividends from affiliated investment	113,551
Expenses allocated from affiliated investment	(3,213)
Total investment income	$13,935,381

Expenses
Investment adviser fee	$2,319,277
Trustees’ fees and expenses	25,950
Custodian fee	146,904
Legal and accounting services	74,862
Miscellaneous	23,466
Total expenses	$2,590,459

Net investment income	$11,344,922

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,805,119
Investment transactions in/allocated from affiliated investment	570
Financial futures contracts	810,593
Swap contracts	(800,789)
Net realized gain	$6,815,493
Change in unrealized appreciation (depreciation) —
Investments	$(9,264,776)
Investments — affiliated investment	5,613
Financial futures contracts	(2,469,107)
Swap contracts	(3,189,406)
Net change in unrealized appreciation (depreciation)	$(14,917,676)

Net realized and unrealized loss	$(8,102,183)

Net increase in net assets from operations	$3,242,739

27	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$11,344,922	$7,672,074
Net realized gain (loss) from investment transactions, financial futures contracts and swap contracts	6,815,493	(1,998,272)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(14,917,676)	(547,854)
Net increase in net assets from operations	$3,242,739	$5,125,948
Capital transactions —
Contributions	$222,770,459	$246,565,479
Withdrawals	(233,971,266)	(83,794,125)
Net increase (decrease) in net assets from capital transactions	$(11,200,807)	$162,771,354

Net increase (decrease) in net assets	$(7,958,068)	$167,897,302

Net Assets
At beginning of year	$411,827,287	$243,929,985
At end of year	$403,869,219	$411,827,287

28	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56%	0.56%	0.57%	0.57%	0.57%
Net investment income	2.44%	2.40%	2.37%	2.28%	2.63%
Portfolio Turnover	94%	30%	18%	12%	15%

Total Return	0.83%	1.66%	3.14%	(1.29)%	3.72%

Net assets, end of year (000’s omitted)	$403,869	$411,827	$243,930	$268,742	$403,869

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

29	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Short Duration Government Income Fund held an interest of 99.9% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

30

Short-Term U.S. Government Portfolio

October 31, 2016

Notes to Financial Statements — continued

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

I  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

K  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

31

Short-Term U.S. Government Portfolio

October 31, 2016

Notes to Financial Statements — continued

L  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $2,319,277. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities and paydowns, aggregated $423,160,410 and $402,844,624, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$412,993,203

Gross unrealized appreciation	$8,332,145
Gross unrealized depreciation	(9,731,881)

Net unrealized depreciation	$(1,399,736)

The net unrealized depreciation on derivative contracts at October 31, 2016 on a federal income tax basis was $4,041,240.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures contracts, interest rate swaps and purchased options to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $1,751,841. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $2,143,578 at October 31, 2016.

32

Short-Term U.S. Government Portfolio

October 31, 2016

Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$238,932	(1)	$(2,858,915	)(1)
Swap contracts	—		(1,751,841	)(2)
Swap contracts (centrally cleared)	—		(2,312,104	)(3)

Total	$238,932		$(6,922,860)

Derivatives not subject to master netting or similar agreements	$238,932		$(5,171,019)

Total Derivatives subject to master netting or similar agreements	$—		$(1,751,841)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable for variation margin on open financial futures contracts.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

(3)

Amount represents cumulative unrealized depreciation on centrally cleared swap contracts. Only the current day’s variation margin on centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Payable for variation margin on open centrally cleared swap contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Portfolio for such liabilities as of October 31, 2016.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Deutsche Bank AG	$(1,751,841)	$—	$1,751,841	$—	$—

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

33

Short-Term U.S. Government Portfolio

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$810,593	$(2,469,107)
Swap contracts	$(800,789)	$(3,189,406)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Swap Contracts

$34,747,000	$158,448,000	$60,000,000

The average number of purchased options contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was 30 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

Short-Term U.S. Government Portfolio

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$110,255,060	$—	$110,255,060
Collateralized Mortgage Obligations	—	257,683,330	—	257,683,330
Short-Term Investments	—	43,655,077	—	43,655,077

Total Investments	$—	$411,593,467	$—	$411,593,467

Futures Contracts	$238,932	$—	$—	$238,932

Total	$238,932	$411,593,467	$—	$411,832,399

Liability Description

Futures Contracts	$(2,858,915)	$—	$—	$(2,858,915)
Swap Contracts	—	(4,063,945)	—	(4,063,945)

Total	$(2,858,915)	$(4,063,945)	$—	$(6,922,860)
The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

35

Short-Term U.S. Government Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term U.S. Government Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

36

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Eaton Vance Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Senior Debt Portfolio (SDP), Short Duration High Income Portfolio (SDHIP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

37

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

38

Eaton Vance

Short Duration Government Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of each Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of FRP and SDP	1996	Vice President of EVM and BMR.

Andrew Szczurowski 1983	President of GOP and STUSGP	2015	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of SDHIP	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560      10.31.16

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Short Duration High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 28

Federal Tax Information	16

Management and Organization	29

Important Notices	32

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Despite a difficult start, U.S. high-yield corporate bonds finished the 12-month period ended October 31, 2016, with a strong gain. Weak U.S. economic data, slowing trends in China and a plunge in oil prices initially weighed on the asset class. News that a mutual fund primarily invested in highly distressed securities would temporarily suspend redemptions as part of an orderly liquidation process especially unsettled high-yield investors. These headwinds led to $20 billion in outflows from the asset class in the three months from November 2015 through January 2016.

High-yield bonds, however, reversed course and rallied for the remainder of the period, helped by slowly improving U.S. economic data and investors’ growing risk appetite. In addition, low and, in some countries, negative interest rates drew investors to U.S. high-yield corporate bonds, driving significant inflows into the asset class even as supply modestly decreased. Strengthening commodity prices gave an added boost, fueling strong returns for bonds in the energy, metals/ mining and steel sectors.

Fundamentals within the high-yield asset class remained stable. Leverage — a measure of debt levels — modestly increased, but was still manageable. Interest coverage — an indicator of how easily issuers can pay the interest on their outstanding debt — declined slightly, but stayed near a historic high. Revenues, earnings and cash flow generation improved, as the economy strengthened and many companies cut costs. The trailing 12-month default rate on high-yield bonds edged up to 3.59%, but stayed below the long-term average of 4%.

Excluding defaults in the energy and metals/mining sectors, however, the default rate was well under 1%. High-yield bond prices rose as the average yield on bonds in the BofA Merrill Lynch U.S. High Yield Index2 fell to 6.52%, down from 7.45% at the outset of the one-year period. Tightening spreads — the difference between yields on U.S. Treasurys and high-yield bonds — gave an added boost to high-yield bond returns.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Short Duration High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.87%, compared to the 7.42% return of its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1–3 Year Index (the Index).

The Fund’s quality bias hampered performance relative to the Index as lower-quality6 issues generally outperformed. More specifically, an overweight in the higher-quality BBB-rated segment and underweight in the lower-quality B category detracted. In addition, issue selection in the CCC-rated and BB-rated segments negatively impacted performance. Elsewhere, the Fund’s underexposure to energy, steel and metals/mining sectors hampered performance, as rising commodity prices boosted their returns. A focus on higher-quality, lower-cost energy producers believed to be able to survive a period of prolonged weak oil prices also negatively impacted performance as the hardest hit, lowest-quality bonds posted the biggest rebounds. Credit selection in the telecommunications and diversified financial services sectors further detracted. Lastly, the Fund lost ground from having a small, non-benchmark cash position in a strong up market.

On the positive side, an overweight in bonds rated below single-B-rated helped, as this lower-quality segment was the strongest performer in the Index. In addition, an underweight in BB-rated issues and favorable selection in the BBB-rated segment helped versus the Index. In terms of sectors, a sizable underweight in banks & thrifts had a positive impact on relative performance, as the sector underperformed the Index return partly due to shifting expectations for interest rates. Credit selection in the utilities and services sectors also contributed, with added gains from issue selection in the retail and gaming sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/01/2013	02/21/2012	5.87%	—	4.36%
Class A with 2.25% Maximum Sales Charge	—	—	3.48	—	3.84
Class I at NAV	11/01/2013	02/21/2012	6.13	—	4.56
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	7.42%	5.66%	5.37%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.84%	1.59%
Net				1.05	0.80

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	02/21/2012	$308,210	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Fund Profile5

Credit Quality (% of bonds, loans and mortgage-backed securities)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]	Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,036.20	$5.37	**	1.05%
Class I	$1,000.00	$1,037.50	$4.10	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.33	**	1.05%
Class I	$1,000.00	$1,021.10	$4.06	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Short Duration High Income Portfolio, at value (identified cost, $38,496,227)	$39,071,405
Receivable for Fund shares sold	28,786
Receivable from affiliate	8,968
Total assets	$39,109,159

Liabilities
Payable for Fund shares redeemed	$357,528
Distributions payable	6,196
Payable to affiliates:
Distribution and service fees	948
Trustees’ fees	42
Accrued expenses	43,801
Total liabilities	$408,515
Net Assets	$38,700,644

Sources of Net Assets
Paid-in capital	$38,606,160
Accumulated net realized loss from Portfolio	(482,665)
Accumulated undistributed net investment income	1,971
Net unrealized appreciation from Portfolio	575,178
Total	$38,700,644

Class A Shares
Net Assets	$4,239,272
Shares Outstanding	436,428
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.71
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.93

Class I Shares
Net Assets	$34,461,372
Shares Outstanding	3,541,492
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.73

On sales of $100,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income allocated from Portfolio	$1,542,309
Dividends allocated from Portfolio	51
Expenses allocated from Portfolio	(229,676)
Total investment income from Portfolio	$1,312,684

Expenses
Distribution and service fees
Class A	$8,352
Trustees’ fees and expenses	500
Custodian fee	11,671
Transfer and dividend disbursing agent fees	10,338
Legal and accounting services	29,617
Printing and postage	10,236
Registration fees	33,021
Miscellaneous	8,782
Total expenses	$112,517
Deduct —
Allocation of expenses to affiliate	$93,241
Total expense reductions	$93,241

Net expenses	$19,276

Net investment income	$1,293,408

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(349,096)
Net realized loss	$(349,096)
Change in unrealized appreciation (depreciation) —
Investments	$893,840
Net change in unrealized appreciation (depreciation)	$893,840

Net realized and unrealized gain	$544,744

Net increase in net assets from operations	$1,838,152

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$1,293,408	$456,954
Net realized loss from investment transactions	(349,096)	(109,217)
Net change in unrealized appreciation (depreciation) from investments	893,840	(194,123)
Net increase in net assets from operations	$1,838,152	$153,614
Distributions to shareholders —
From net investment income
Class A	$(136,011)	$(59,457)
Class I	(1,157,133)	(396,893)
Total distributions to shareholders	$(1,293,144)	$(456,350)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$4,511,995	$1,263,508
Class I	18,270,379	18,605,220
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	135,987	59,457
Class I	1,083,631	322,700
Cost of shares redeemed
Class A	(2,567,570)	(386,102)
Class I	(10,029,957)	(1,549,903)
Net increase in net assets from Fund share transactions	$11,404,465	$18,314,880

Net increase in net assets	$11,949,473	$18,012,144

Net Assets
At beginning of year	$26,751,171	$8,739,027
At end of year	$38,700,644	$26,751,171

Accumulated undistributed net investment income included in net assets
At end of year	$1,971	$1,959

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014(1)
Net asset value — Beginning of year	$9.550	$9.830	$10.000

Income (Loss) From Operations
Net investment income	$0.388 (2)	$0.384	$0.410
Net realized and unrealized gain (loss)	0.158	(0.280)	(0.171)

Total income from operations	$0.546	$0.104	$0.239

Less Distributions
From net investment income	$(0.386)	$(0.384)	$(0.409)

Total distributions	$(0.386)	$(0.384)	$(0.409)

Net asset value — End of year	$9.710	$9.550	$9.830

Total Return(3)(4)	5.87%	1.07%	2.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,239	$2,070	$1,180
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	1.05%	1.05%	1.05%
Net investment income	4.06%	3.90%	3.92%
Portfolio Turnover of the Portfolio	67%	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31%, 0.79% and 1.84% of average daily net assets for the years ended October 31, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014(1)
Net asset value — Beginning of year	$9.570	$9.840	$10.000

Income (Loss) From Operations
Net investment income	$0.414 (2)	$0.409	$0.429
Net realized and unrealized gain (loss)	0.157	(0.269)	(0.162)

Total income from operations	$0.571	$0.140	$0.267

Less Distributions
From net investment income	$(0.411)	$(0.410)	$(0.427)

Total distributions	$(0.411)	$(0.410)	$(0.427)

Net asset value — End of year	$9.730	$9.570	$9.840

Total Return(3)(4)	6.13%	1.43%	2.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,461	$24,682	$7,559
Ratios (as a percentage of average daily net assets):(5)
Expenses(4)(6)	0.80%	0.80%	0.80%
Net investment income	4.33%	4.09%	4.38%
Portfolio Turnover of the Portfolio	67%	41%	65%

(1)	For the period from the start of business, November 1, 2013, to October 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.31%, 0.79% and 1.84% of average daily net assets for the years ended October 31, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Short Duration High Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (64.1% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$1,293,144	$456,350

During the year ended October 31, 2016, accumulated net realized loss was decreased by $3,080, accumulated undistributed net investment income was decreased by $252 and paid-in capital was decreased by $2,828 due to differences between book and tax accounting for the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$8,167
Deferred capital losses	$(338,398)
Net unrealized appreciation	$430,911
Other temporary differences	$(6,196)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolio and the timing of recognizing distributions to shareholders.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $338,398 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $338,398 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.60% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05% and 0.80% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM was allocated $93,241 of the Fund’s operating expenses for the year ended October 31, 2016.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $410 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $942 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

13

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $8,352 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $21,691,988 and $11,294,610, respectively.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	470,789	130,316
Issued to shareholders electing to receive payments of distributions in Fund shares	14,215	6,127
Redemptions	(265,206)	(39,899)

Net increase	219,798	96,544

	Year Ended October 31,
Class I	2016	2015

Sales	1,907,944	1,937,500
Issued to shareholders electing to receive payments of distributions in Fund shares	113,199	33,248
Redemptions	(1,058,967)	(159,289)

Net increase	962,176	1,811,459

14

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration High Income Fund as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

15

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Short Duration High Income Portfolio

October 31, 2016

Portfolio of Investments

Corporate Bonds & Notes — 81.8%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 0.8%
TransDigm, Inc., 5.50%, 10/15/20	$500	$515,625

		$515,625

Air Transportation — 2.1%
American Airlines Group, Inc., 5.50%, 10/1/19(1)	$500	$518,750
American Airlines Group, Inc., 6.125%, 6/1/18	500	521,875
United Continental Holdings, Inc., 6.00%, 12/1/20	250	270,312

		$1,310,937

Automotive & Auto Parts — 4.7%
General Motors Financial Co., Inc., 3.10%, 1/15/19	$1,000	$1,018,309
IHO Verwaltungs GmbH, 4.125%, 9/15/21(1)(2)	1,000	1,026,250
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	750	792,187

		$2,836,746

Banks & Thrifts — 3.1%
Ally Financial, Inc., 8.00%, 12/31/18	$750	$825,000
CIT Group, Inc., 5.50%, 2/15/19	1,000	1,056,250

		$1,881,250

Building Materials — 1.1%
FBM Finance, Inc., 8.25%, 8/15/21	$105	$110,250
Gibraltar Industries, Inc., 6.25%, 2/1/21	45	46,744
USG Corp., 9.50%, 1/15/18	500	541,250

		$698,244

Cable / Satellite TV — 4.7%
Altice Financing SA, 6.50%, 1/15/22(1)	$250	$261,938
Cablevision Systems Corp., 8.00%, 4/15/20	500	531,250
Cablevision Systems Corp., 8.625%, 9/15/17	500	523,125
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(1)	275	284,281
DISH DBS Corp., 4.25%, 4/1/18	500	513,125
DISH DBS Corp., 5.125%, 5/1/20	750	778,125

		$2,891,844

Capital Goods — 1.7%
Cleaver-Brooks, Inc., 8.75%, 12/15/19(1)	$250	$262,500
HRG Group, Inc., 7.875%, 7/15/19	750	786,562

		$1,049,062

Security	Principal Amount (000’s omitted)	Value

Chemicals — 0.2%
Kissner Milling Co., Ltd., 7.25%, 6/1/19(1)	$100	$103,500
Tronox Finance, LLC, 6.375%, 8/15/20	25	22,563

		$126,063

Consumer Products — 0.3%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	$150	$146,625
Revlon Consumer Products Corp., 5.75%, 2/15/21	55	55,825

		$202,450

Containers — 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.85%, 12/15/19(1)(3)	$500	$509,375

		$509,375

Diversified Financial Services — 5.6%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17	$1,000	$1,002,570
Air Lease Corp., 5.625%, 4/1/17	750	765,892
Alliance Data Systems Corp., 5.875%, 11/1/21(1)	120	121,500
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	1,000	1,022,500
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 3.50%, 3/15/17	250	250,469
Navient Corp., 4.625%, 9/25/17	250	253,908

		$3,416,839

Diversified Media — 1.4%
IAC/InterActiveCorp, 4.875%, 11/30/18	$841	$849,830

		$849,830

Energy — 11.0%
Antero Resources Corp., 5.375%, 11/1/21	$320	$324,800
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	195	205,481
Denbury Resources, Inc., 9.00%, 5/15/21(1)	50	51,750
Energy Transfer Equity, L.P., 7.50%, 10/15/20	250	273,750
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp., 7.875%, 7/15/21(1)	80	85,000
Great Western Petroleum, LLC/Great Western Finance, Inc., 9.00%, 9/30/21(1)	150	156,375
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	1,008	1,033,200
Permian Resources, LLC/AEPB Finance Corp., 7.259%, 8/1/19(1)(3)	500	371,250
Precision Drilling Corp., 6.625%, 11/15/20	250	243,750
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	250	265,000

17	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Sabine Pass LNG, L.P., 7.50%, 11/30/16	$1,250	$1,255,750
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	500	532,500
Southwestern Energy Co., 7.50%, 2/1/18	99	104,198
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	545	581,787
Whiting Petroleum Corp., 5.00%, 3/15/19	1,000	955,000
WPX Energy, Inc., 7.50%, 8/1/20	250	264,688

		$6,704,279

Entertainment / Film — 0.8%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/1/18(1)	$500	$507,500

		$507,500

Environmental — 1.9%
Advanced Disposal Services, Inc., 8.25%, 10/1/20	$500	$523,125
Casella Waste Systems, Inc., 7.75%, 2/15/19	150	153,304
Clean Harbors, Inc., 5.125%, 6/1/21	465	477,206

		$1,153,635

Food & Drug Retail — 1.7%
Safeway, Inc., 3.95%, 8/15/20	$330	$318,450
Safeway, Inc., 4.75%, 12/1/21	750	737,175

		$1,055,625

Food / Beverage / Tobacco — 0.9%
NBTY, Inc., 7.625%, 5/15/21(1)	$545	$535,463

		$535,463

Gaming — 3.8%
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	$30	$31,650
MGM Resorts International, 6.75%, 10/1/20	1,000	1,118,130
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	250	258,750
Station Casinos, LLC, 7.50%, 3/1/21	75	78,966
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	250	259,375
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(1)	540	545,195

		$2,292,066

Health Care — 5.7%
Alere, Inc., 6.50%, 6/15/20	$260	$264,657
Alere, Inc., 7.25%, 7/1/18	900	916,312

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	$101	$99,748
HCA, Inc., 3.75%, 3/15/19	526	539,150
Kinetic Concepts, Inc./KCI USA, Inc., 9.625%, 10/1/21(1)	115	111,262
Mallinckrodt International Finance SA, 3.50%, 4/15/18	212	210,675
Tenet Healthcare Corp., 4.35%, 6/15/20(3)	1,000	1,010,000
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	350	339,500

		$3,491,304

Homebuilders / Real Estate — 0.9%
Beazer Homes USA, Inc., 8.75%, 3/15/22(1)	$25	$26,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	500	513,750

		$540,375

Leisure — 1.9%
NCL Corp., Ltd., 4.625%, 11/15/20(1)	$120	$122,100
NCL Corp., Ltd., 5.25%, 11/15/19(1)	985	1,007,162

		$1,129,262

Metals / Mining — 1.1%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$500	$507,500
SunCoke Energy, Inc., 7.625%, 8/1/19	115	104,363
Teck Resources, Ltd., 8.00%, 6/1/21(1)	80	87,600

		$699,463

Paper — 0.9%
Mercer International, Inc., 7.00%, 12/1/19	$500	$519,063

		$519,063

Publishing / Printing — 2.4%
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(2)	$1,425	$1,448,156

		$1,448,156

Restaurants — 2.6%
NPC International, Inc./NPC Quality Burgers, Inc./NPC Operating Company B, Inc., 10.50%, 1/15/20	$750	$780,937
Yum! Brands, Inc., 3.875%, 11/1/20	750	775,313

		$1,556,250

18	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Services — 3.9%
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 3.592%, 12/1/17(3)	$925	$925,963
BlueLine Rental Finance Corp., 7.00%, 2/1/19(1)	280	245,700
Laureate Education, Inc., 9.25%, 9/1/19(1)	720	669,600
ServiceMaster Co., LLC (The), 7.10%, 3/1/18	500	517,500

		$2,358,763

Steel — 0.1%
United States Steel Corp., 8.375%, 7/1/21(1)	$55	$58,575

		$58,575

Super Retail — 0.9%
Hot Topic, Inc., 9.25%, 6/15/21(1)	$500	$532,500
L Brands, Inc., 6.625%, 4/1/21	29	33,495

		$565,995

Technology — 4.3%
Avaya, Inc., 9.00%, 4/1/19(1)	$250	$208,750
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 6/15/21(1)	25	26,166
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/21(1)	500	524,787
Infor (US), Inc., 5.75%, 8/15/20(1)	133	139,650
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(2)	145	147,855
NXP B.V./NXP Funding, LLC, 3.75%, 6/1/18(1)	1,000	1,032,500
Seagate HDD Cayman, 7.00%, 11/1/21	500	516,563

		$2,596,271

Telecommunications — 8.4%
Hughes Satellite Systems Corp., 6.50%, 6/15/19	$225	$246,375
Intelsat Luxembourg SA, 6.75%, 6/1/18	400	276,000
Level 3 Financing, Inc., 4.407%, 1/15/18(3)	750	751,406
Sprint Communications, Inc., 7.00%, 8/15/20	500	520,000
Sprint Communications, Inc., 8.375%, 8/15/17	250	260,625
Sprint Communications, Inc., 9.00%, 11/15/18(1)	1,175	1,295,437
T-Mobile USA, Inc., 5.25%, 9/1/18	275	279,425
T-Mobile USA, Inc., 6.464%, 4/28/19	500	508,750
Telesat Canada/Telesat, LLC, 6.00%, 5/15/17(1)	1,000	1,003,750

		$5,141,768

Security	Principal Amount (000’s omitted)	Value

Utilities — 2.1%
AES Corp. (The), 3.842%, 6/1/19(3)	$490	$490,613
Dynegy, Inc., 6.75%, 11/1/19	750	762,817

		$1,253,430

Total Corporate Bonds & Notes (identified cost $49,709,381)		$49,895,508

Senior Floating-Rate Loans — 10.6%(4)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.4%
American Tire Distributors Holdings, Inc., Term Loan, 5.25%, Maturing 9/1/21	$249	$247,341

		$247,341

Energy — 0.4%
Chesapeake Energy Corporation, Term Loan, 8.50%, Maturing 8/23/21	$240	$256,920

		$256,920

Gaming — 1.6%
GLP Financing, LLC, Term Loan, Maturing 10/29/18(5)	$1,000	$990,000

		$990,000

Restaurants — 0.8%
NPC International, Inc., Term Loan, 4.75%, Maturing 12/28/18	$490	$491,372

		$491,372

Services — 2.2%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$215	$203,981
AlixPartners, LLP, Term Loan, 4.50%, Maturing 7/28/22	104	104,373
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 7.50%, Maturing 12/17/21	250	249,531
Laureate Education, Inc., Term Loan, 5.00%, Maturing 6/15/18	778	775,087

		$1,332,972

19	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Super Retail — 0.4%
National Vision, Inc., Term Loan, 4.00%, Maturing 3/12/21	$249	$247,179

		$247,179

Technology — 2.3%
Cengage Learning Acquisitions, Inc., Term Loan, 5.25%, Maturing 6/7/23	$690	$677,495
EIG Investors Corp., Term Loan, 6.48%, Maturing 11/9/19	750	732,422

		$1,409,917

Telecommunications — 2.5%
Asurion, LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	$1,350	$1,357,874
Lonestar Intermediate Super Holdings, LLC, Term Loan, 10.00%, (10.00% Cash, 0.00% PIK), Maturing 8/31/21	140	141,444

		$1,499,318

Total Senior Floating-Rate Loans (identified cost $6,411,539)		$6,475,019

Convertible Bonds — 1.7%

Security	Principal Amount (000’s omitted)	Value

Utilities — 1.7%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$320	$309,200
NRG Yield, Inc., 3.50%, 2/1/19(1)	695	691,525

		$1,000,725

Total Convertible Bonds (identified cost $942,058)		$1,000,725

Commercial Mortgage-Backed Securities — 3.5%

Security	Principal Amount (000’s omitted)	Value
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/5/30(1)(6)	$1,120	$1,122,113
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30(1)	1,000	1,004,900

		$2,127,013

Total Commercial Mortgage-Backed Securities (identified cost $2,108,359)		$2,127,013

Short-Term Investments — 1.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(7)	992,674	$992,873

		$992,873

Total Short-Term Investments (identified cost $992,780)		$992,873

Total Investments — 99.2% (identified cost $60,164,117)		$60,491,138

Other Assets, Less Liabilities — 0.8%		$479,815

Net Assets — 100.0%		$60,970,953

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $21,220,958 or 34.8% of the Portfolio’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(4)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(5)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(7)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

20	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $59,171,337)	$59,498,265
Affiliated investment, at value (identified cost, $992,780)	992,873
Cash	21,570
Interest receivable	910,542
Receivable for investments sold	844,142
Total assets	$62,267,392

Liabilities
Payable for investments purchased	$1,194,063
Payable to affiliates:
Investment adviser fee	31,429
Trustees’ fees	303
Accrued expenses	70,644
Total liabilities	$1,296,439
Net Assets applicable to investors’ interest in Portfolio	$60,970,953

Sources of Net Assets
Investors’ capital	$60,643,932
Net unrealized appreciation	327,021
Total	$60,970,953

21	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income	$2,974,065
Interest allocated from/dividends from affiliated investment	6,860
Expenses allocated from affiliated investment	(199)
Total investment income	$2,980,726

Expenses
Investment adviser fee	$350,289
Trustees’ fees and expenses	3,472
Custodian fee	39,311
Legal and accounting services	48,242
Miscellaneous	4,510
Total expenses	$445,824

Net investment income	$2,534,902

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(770,196)
Investment transactions in/allocated from affiliated investment	79
Net realized loss	$(770,117)
Change in unrealized appreciation (depreciation) —
Investments	$1,754,316
Investments — affiliated investment	93
Net change in unrealized appreciation (depreciation)	$1,754,409

Net realized and unrealized gain	$984,292

Net increase in net assets from operations	$3,519,194

22	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$2,534,902	$2,421,661
Net realized loss from investment transactions	(770,117)	(520,344)
Net change in unrealized appreciation (depreciation) from investments	1,754,409	(1,049,354)
Net increase in net assets from operations	$3,519,194	$851,963
Capital transactions —
Contributions	$21,691,988	$19,790,425
Withdrawals	(21,794,610)	(20,899,187)
Net decrease in net assets from capital transactions	$(102,622)	$(1,108,762)

Net increase (decrease) in net assets	$3,416,572	$(256,799)

Net Assets
At beginning of year	$57,554,381	$57,811,180
At end of year	$60,970,953	$57,554,381

23	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,				Period Ended October 31, 2012(1)
Ratios/Supplemental Data	2016	2015	2014	2013
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.76%	0.76%	0.77%	0.80%	0.84	%(3)
Net investment income	4.34%	4.24%	4.46%	4.91%	4.90	%(3)
Portfolio Turnover	67%	41%	65%	92%	50	%(4)

Total Return	6.13%	1.50%	2.87%	6.18%	5.00	%(4)

Net assets, end of period (000’s omitted)	$60,971	$57,554	$57,811	$55,708	$52,467

(1)	For the period from the start of business, February 21, 2012, to October 31, 2012.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(3)	Annualized.

(4)	Not annualized.

24	See Notes to Financial Statements.

Short Duration High Income Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 64.1%, 28.7% and 7.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

25

Short Duration High Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $350,289 or 0.60% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, and principal repayments on Senior Loans, aggregated $39,281,383 and $37,000,314, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$60,198,998

Gross unrealized appreciation	$823,878
Gross unrealized depreciation	(531,738)

Net unrealized appreciation	$292,140

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or

26

Short Duration High Income Portfolio

October 31, 2016

Notes to Financial Statements — continued

unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

6  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$49,895,508	$—	$49,895,508
Senior Floating-Rate Loans	—	6,475,019	—	6,475,019
Convertible Bonds	—	1,000,725	—	1,000,725
Commercial Mortgage-Backed Securities	—	2,127,013	—	2,127,013
Short-Term Investments	—	992,873	—	992,873

Total Investments	$—	$60,491,138	$—	$60,491,138

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Short Duration High Income Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short Duration High Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Short Duration High Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration High Income Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

28

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Short Duration High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

29

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Short Duration High Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	1995	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser of Short Duration High Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.16

Eaton Vance

Short Duration Strategic Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22 and 57

Federal Tax Information	23

Management and Organization	58

Important Notices	61

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2016, the accommodative policies of major central banks fueled broad gains in the world’s financial markets. Equity returns were positive on a global basis and particularly strong in emerging markets. Key U.S. and international bond indexes climbed higher as interest rates fell and credit spreads narrowed. Emerging market currencies generally strengthened versus the U.S. dollar, while developed market currencies weakened.

As the fiscal year began, investors were anticipating the first interest-rate increase from the Federal Reserve (the Fed) in nearly a decade. While the Fed raised rates 0.25% in December 2015, it held policy steady over the remainder of the period amid uneven U.S. economic growth and slowing growth abroad. Foreign central banks aggressively eased monetary policy in efforts to bolster their respective economies. The Bank of England cut interest rates to a record low and expanded its asset purchase program following “Brexit,” the U.K.’s historic vote to leave the European Union. The Bank of Japan introduced negative rates, and the European Central Bank cut rates deeper into negative territory and increased its monthly bond purchases.

The price of gold rose during the period, buoyed by actions of central banks and uncertainty surrounding Brexit and the U.S. presidential election. Oil prices started to recover in February 2016; however, the rally was not strong enough to offset sharp losses suffered earlier in the fiscal year. The weakness in oil and other energy commodities drove a modest decline in the broad commodity market for the period.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Short Duration Strategic Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.05%. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index2 (the Index), gained 4.37% during the period.

Duration6 management detracted from Fund performance versus the Index — primarily, the Fund’s negative U.S. duration exposure. This positioning hurt relative returns because the fiscal year saw lower yields (and higher prices) on U.S. Treasury securities maturing in three years or longer. The unfavorable impact of negative U.S. duration was partly offset by the tailwind from positive global duration — i.e., interest-rate exposure in foreign countries, such as New Zealand.

Currency management also detracted from relative results, albeit to a lesser degree. The Fund was generally long7 the U.S. dollar, mainly versus the Chinese yuan and other China-sensitive currencies. While the short8 yuan position added value, other exposures dampened returns, including a short in the Australian dollar, a currency that benefited from stabilizing commodity prices.

Asset allocation decisions positively affected Fund performance versus the Index. Investments in U.S. corporate credit — namely high-yield bonds and floating-rate loans — were particularly helpful given investors’ pursuit of yield in the low-rate environment. The rebound in oil prices was an additional plus for high-yield bonds, since energy issues make up a significant percentage of the high-yield market. Allocations to global macro absolute return strategies were also beneficial, driven by credit and interest-rate exposures in Eastern Europe, Latin America, Asia, and the Middle East and Africa region. The Fund’s non-U.S. bond holdings were another source of relative strength, including positions in emerging market debt. Emerging market debt delivered a strong performance as the global hunt for yield, the recovery in commodities and the Fed’s cautious stance toward rate increases prompted robust inflows into the asset class.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Performance2,3

Portfolio Managers Eric A. Stein, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	3.05%	2.97%	4.71%
Class A with 2.25% Maximum Sales Charge	—	—	0.72	2.52	4.48
Class B at NAV	11/26/1990	11/26/1990	2.21	2.21	3.90
Class B with 5% Maximum Sales Charge	—	—	–2.74	1.87	3.90
Class C at NAV	05/25/1994	11/26/1990	2.35	2.21	3.92
Class C with 1% Maximum Sales Charge	—	—	1.36	2.21	3.92
Class I at NAV	04/03/2009	11/26/1990	3.30	3.23	4.89
Class R at NAV	08/03/2009	11/26/1990	2.79	2.74	4.53
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	4.37%	2.90%	4.64%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.06%	1.81%	1.81%	0.81%	1.31%
Net	1.05	1.80	1.80	0.80	1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$14,668	N.A.
Class C	$10,000	10/31/2006	$14,687	N.A.
Class I	$250,000	10/31/2006	$403,192	N.A.
Class R	$10,000	10/31/2006	$15,586	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Fund Profile5

Portfolio Allocation (% of net assets)

*	Amount is less than 0.05%.

Asset Allocation (% of net assets)

*	Net of securities sold short.

**	Net of unfunded loan commitments.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Prior to August 26, 2016, Bloomberg Barclays U.S. Aggregate Bond Index was named Barclays U.S. Aggregate Bond Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios are not a result of a fee waiver or expense reimbursement. Net expense ratios exclude interest expense associated with certain investment transactions. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

Fund profile subject to change due to active management.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,033.10	$5.57	1.09%
Class B	$1,000.00	$1,028.50	$9.38	1.84%
Class C	$1,000.00	$1,030.00	$9.39	1.84%
Class I	$1,000.00	$1,034.50	$4.24	0.83%
Class R	$1,000.00	$1,031.80	$6.84	1.34%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.53	1.09%
Class B	$1,000.00	$1,015.90	$9.32	1.84%
Class C	$1,000.00	$1,015.90	$9.32	1.84%
Class I	$1,000.00	$1,021.00	$4.22	0.83%
Class R	$1,000.00	$1,018.40	$6.80	1.34%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets

Boston Income Portfolio (identified cost, $4,079,181)		$15,833,488	0.7%
Currency Income Advantage Portfolio (identified cost, $21,746,192)		21,064,169	1.0
Emerging Markets Local Income Portfolio (identified cost, $43,882,675)		45,260,716	2.0
Global Macro Absolute Return Advantage Portfolio (identified cost, $389,709,424)		405,826,566	18.4
Global Macro Portfolio (identified cost, $0)		9,822	0.0 (1)
Global Opportunities Portfolio (identified cost, $1,353,127,727)		1,327,610,872	60.0
High Income Opportunities Portfolio (identified cost, $186,053,202)		195,790,499	8.9
Senior Debt Portfolio (identified cost, $137,310,433)		133,021,783	6.0
Short Duration High Income Portfolio (identified cost, $17,741,421)		17,507,475	0.8

Total Investments in Affiliated Portfolios (identified cost $2,153,650,255)		$2,161,925,390	97.8%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets

Fixed Income Funds
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	5,436,892	$52,411,638	2.4%

Total Investments in Affiliated Investment Funds (identified cost $52,915,666)		$52,411,638	2.4%

Short-Term Investments

Description	Principal Amount	Value	% of Net Assets

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/16	$13,235	$13,235	0.0	%(1)

Total Short-Term Investments (identified cost $13,235)		$13,235	0.0	%(1)

Total Investments (identified cost $2,206,579,156)		$2,214,350,263	100.2%

Other Assets, Less Liabilities		$(3,098,180)	(0.2)%

Net Assets		$2,211,252,083	100.0%

(1)	Amount is less than 0.05%.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Affiliated investments, at value (identified cost, $2,206,565,921)	$2,214,337,028
Unaffiliated investment, at value (identified cost, $13,235)	13,235
Receivable for Fund shares sold	8,210,979
Total assets	$2,222,561,242

Liabilities
Payable for Fund shares redeemed	$10,130,332
Payable to affiliates:
Investment adviser fee	27
Distribution and service fees	725,402
Trustees’ fees	42
Accrued expenses	453,356
Total liabilities	$11,309,159
Net Assets	$2,211,252,083

Sources of Net Assets
Paid-in capital	$2,350,385,025
Accumulated net realized loss from Portfolios	(146,667,794)
Accumulated distributions in excess of net investment income	(236,255)
Net unrealized appreciation	7,771,107
Total	$2,211,252,083

Class A Shares
Net Assets	$878,295,929
Shares Outstanding	120,623,192
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.28
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$7.45

Class B Shares
Net Assets	$25,070,271
Shares Outstanding	3,651,669
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.87

Class C Shares
Net Assets	$598,797,964
Shares Outstanding	87,184,635
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.87

Class I Shares
Net Assets	$706,508,667
Shares Outstanding	97,181,868
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.27

Class R Shares
Net Assets	$2,579,252
Shares Outstanding	353,736
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends from Affiliated Investment Fund	$1,069,905
Interest income	82
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $550,977)	116,504,937
Dividends allocated from affiliated Portfolios (net of foreign taxes, $19,758)	9,915,422
Expenses, excluding interest expense, allocated from affiliated Portfolios	(17,823,983)
Interest expense allocated from affiliated Portfolios	(799,719)
Total investment income	$108,866,644

Expenses
Investment adviser fee	$4,760
Distribution and service fees
Class A	2,591,853
Class B	320,984
Class C	6,637,164
Class R	15,598
Trustees’ fees and expenses	500
Custodian fee	74,780
Transfer and dividend disbursing agent fees	1,761,056
Legal and accounting services	158,666
Printing and postage	257,109
Registration fees	129,985
Miscellaneous	32,195
Total expenses	$11,984,650

Net investment income	$96,881,994

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions — affiliated Portfolios	$10,241,452
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (net of foreign capital gains taxes of $308,985)	(25,502,787)
Written options and swaptions	12,318,165
Securities sold short	(112,031)
Futures contracts	(86,010,110)
Swap contracts	3,972,551
Forward commodity contracts	(96,271)
Foreign currency and forward foreign currency exchange contract transactions	(42,936,126)
Non-deliverable bond forward contracts	271,820
Capital gain distributions received	181,463
Net realized loss	$(127,671,874)
Change in unrealized appreciation (depreciation) —
Investments — affiliated Portfolios	$(10,241,452)
Investments — Affiliated Investment Funds	4,722,054
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net increase in accrued foreign capital gains taxes of $52,867 and net decrease of $202,142 from precious metals)	46,765,780
Written options and swaptions	(2,522,505)
Securities sold short	(46,693)
Futures contracts	16,777,404
Swap contracts	21,058,330
Forward commodity contracts	(251,912)
Foreign currency and forward foreign currency exchange contracts	6,741,977
Non-deliverable bond forward contracts	655,096
Net change in unrealized appreciation (depreciation)	$83,658,079

Net realized and unrealized loss	$(44,013,795)

Net increase in net assets from operations	$52,868,199

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$96,881,994	$95,280,843
Net realized gain (loss) from investment transactions, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	(127,671,874)	9,713,881
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	83,658,079	(151,130,735)
Net increase (decrease) in net assets from operations	$52,868,199	$(46,136,011)
Distributions to shareholders —
From net investment income
Class A	$(37,934,399)	$(45,065,084)
Class B	(954,375)	(1,600,631)
Class C	(19,935,787)	(22,439,148)
Class I	(31,377,262)	(32,752,104)
Class R	(107,902)	(130,579)
From net realized gain
Class A	—	(17,907,360)
Class B	—	(1,152,082)
Class C	—	(12,920,559)
Class I	—	(7,992,571)
Class R	—	(32,011)
Tax return of capital
Class A	(3,914,842)	—
Class B	(98,043)	—
Class C	(2,100,643)	—
Class I	(3,183,638)	—
Class R	(9,370)	—
Total distributions to shareholders	$(99,616,261)	$(141,992,129)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$185,272,702	$776,663,911
Class B	387,218	873,403
Class C	67,349,798	313,364,920
Class I	373,758,044	1,054,393,939
Class R	1,866,299	4,876,628
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	39,895,425	60,182,644
Class B	931,951	2,397,246
Class C	19,853,524	31,427,908
Class I	30,450,509	35,203,451
Class R	82,599	146,192
Cost of shares redeemed
Class A	(591,470,909)	(353,408,445)
Class B	(9,555,804)	(9,878,236)
Class C	(206,504,112)	(153,932,218)
Class I	(732,767,425)	(333,973,623)
Class R	(4,761,126)	(825,456)
Net asset value of shares exchanged
Class A	5,922,362	6,096,154
Class B	(5,922,362)	(6,096,154)
Net increase (decrease) in net assets from Fund share transactions	$(825,211,307)	$1,427,512,264

Net increase (decrease) in net assets	$(871,959,369)	$1,239,384,124

Net Assets
At beginning of year	$3,083,211,452	$1,843,827,328
At end of year	$2,211,252,083	$3,083,211,452

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(236,255)	$10,277,599

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$7.360		$7.900		$7.860		$8.150		$8.030

Income (Loss) From Operations
Net investment income(1)	$0.284		$0.302		$0.356		$0.321		$0.336
Net realized and unrealized gain (loss)	(0.069)		(0.361)		0.055		(0.232)		0.163

Total income (loss) from operations	$0.215		$(0.059)		$0.411		$0.089		$0.499

Less Distributions
From net investment income	$(0.269)		$(0.318)		$(0.371)		$(0.246)		$(0.283)
From net realized gain	—		(0.163)		—		(0.024)		(0.096)
Tax return of capital	(0.026)		—		—		(0.109)		—

Total distributions	$(0.295)		$(0.481)		$(0.371)		$(0.379)		$(0.379)

Net asset value — End of year	$7.280		$7.360		$7.900		$7.860		$8.150

Total Return(2)	3.05%		(0.81)%		5.35%		1.07%		6.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$878,296		$1,257,518		$846,873		$1,114,267		$1,480,803
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.08	%(5)	1.06	%(6)	1.17	%(6)	1.16	%(6)	1.15	%(6)
Net investment income	3.94%		3.96%		4.53%		3.97%		4.18%
Portfolio Turnover of the Fund(7)	10%		10%		53%		24%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.03%.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10% and 0.12% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$6.940		$7.450		$7.420		$7.690		$7.570

Income (Loss) From Operations
Net investment income(1)	$0.217		$0.234		$0.280		$0.246		$0.260
Net realized and unrealized gain (loss)	(0.060)		(0.335)		0.042		(0.217)		0.160

Total income (loss) from operations	$0.157		$(0.101)		$0.322		$0.029		$0.420

Less Distributions
From net investment income	$(0.207)		$(0.246)		$(0.292)		$(0.189)		$(0.204)
From net realized gain	—		(0.163)		—		(0.024)		(0.096)
Tax return of capital	(0.020)		—		—		(0.086)		—

Total distributions	$(0.227)		$(0.409)		$(0.292)		$(0.299)		$(0.300)

Net asset value — End of year	$6.870		$6.940		$7.450		$7.420		$7.690

Total Return(2)	2.21%		(1.44)%		4.42%		0.35%		5.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,070		$39,827		$55,844		$77,536		$107,632
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.83	%(5)	1.81	%(6)	1.93	%(6)	1.91	%(6)	1.90	%(6)
Net investment income	3.19%		3.23%		3.76%		3.21%		3.43%
Portfolio Turnover of the Fund(7)	10%		10%		53%		24%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.03%.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10% and 0.12% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$6.940		$7.460		$7.420		$7.690		$7.580

Income (Loss) From Operations
Net investment income(1)	$0.216		$0.233		$0.279		$0.245		$0.260
Net realized and unrealized gain (loss)	(0.059)		(0.344)		0.053		(0.216)		0.150

Total income (loss) from operations	$0.157		$(0.111)		$0.332		$0.029		$0.410

Less Distributions
From net investment income	$(0.207)		$(0.246)		$(0.292)		$(0.189)		$(0.204)
From net realized gain	—		(0.163)		—		(0.024)		(0.096)
Tax return of capital	(0.020)		—		—		(0.086)		—

Total distributions	$(0.227)		$(0.409)		$(0.292)		$(0.299)		$(0.300)

Net asset value — End of year	$6.870		$6.940		$7.460		$7.420		$7.690

Total Return(2)	2.35%		(1.57)%		4.56%		0.35%		5.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$598,798		$727,676		$584,964		$724,705		$877,526
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.83	%(5)	1.81	%(6)	1.93	%(6)	1.91	%(6)	1.90	%(6)
Net investment income	3.18%		3.23%		3.76%		3.21%		3.43%
Portfolio Turnover of the Fund(7)	10%		10%		53%		24%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.03%.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10% and 0.12% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$7.350		$7.880		$7.850		$8.140		$8.020

Income (Loss) From Operations
Net investment income(1)	$0.302		$0.318		$0.371		$0.340		$0.356
Net realized and unrealized gain (loss)	(0.069)		(0.348)		0.049		(0.231)		0.163

Total income (loss) from operations	$0.233		$(0.030)		$0.420		$0.109		$0.519

Less Distributions
From net investment income	$(0.285)		$(0.337)		$(0.390)		$(0.261)		$(0.303)
From net realized gain	—		(0.163)		—		(0.024)		(0.096)
Tax return of capital	(0.028)		—		—		(0.114)		—

Total distributions	$(0.313)		$(0.500)		$(0.390)		$(0.399)		$(0.399)

Net asset value — End of year	$7.270		$7.350		$7.880		$7.850		$8.140

Total Return(2)	3.30%		(0.44)%		5.49%		1.33%		6.66%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$706,509		$1,052,734		$354,633		$395,581		$439,393
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.82	%(5)	0.81	%(6)	0.90	%(6)	0.91	%(6)	0.90	%(6)
Net investment income	4.19%		4.18%		4.72%		4.20%		4.43%
Portfolio Turnover of the Fund(7)	10%		10%		53%		24%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.03%.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10% and 0.12% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$7.370		$7.910		$7.880		$8.160		$8.030

Income (Loss) From Operations
Net investment income(1)	$0.269		$0.282		$0.334		$0.299		$0.317
Net realized and unrealized gain (loss)	(0.072)		(0.360)		0.047		(0.220)		0.172

Total income (loss) from operations	$0.197		$(0.078)		$0.381		$0.079		$0.489

Less Distributions
From net investment income	$(0.249)		$(0.299)		$(0.351)		$(0.232)		$(0.263)
From net realized gain	—		(0.163)		—		(0.024)		(0.096)
Tax return of capital	(0.028)		—		—		(0.103)		—

Total distributions	$(0.277)		$(0.462)		$(0.351)		$(0.359)		$(0.359)

Net asset value — End of year	$7.290		$7.370		$7.910		$7.880		$8.160

Total Return(2)	2.79%		(1.05)%		4.94%		0.95%		6.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,579		$5,457		$1,513		$1,387		$1,517
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.33	%(5)	1.31	%(6)	1.42	%(6)	1.41	%(6)	1.40	%(6)
Net investment income	3.72%		3.70%		4.24%		3.68%		3.94%
Portfolio Turnover of the Fund(7)	10%		10%		53%		24%		23%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes interest expense of 0.03%.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.01%, 0.04%, 0.10% and 0.12% for the years ended October 31, 2015, 2014, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in nine portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2016 were as follows: Boston Income Portfolio (0.2%), Currency Income Advantage Portfolio (89.5%), Emerging Markets Local Income Portfolio (13.0%), Global Macro Absolute Return Advantage Portfolio (18.0%), Global Macro Portfolio (less than 0.05%), Global Opportunities Portfolio (89.7%), High Income Opportunities Portfolio (10.4%), Senior Debt Portfolio (2.5%) and Short Duration High Income Portfolio (28.7%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Notes to Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$90,309,725	$102,004,255
Long-term capital gains	$—	$39,987,873
Tax return of capital	$9,306,536	$—

During the year ended October 31, 2016, accumulated net realized loss was increased by $37,832,845, accumulated undistributed net investment income was decreased by $17,086,123 and paid-in capital was increased by $54,918,968 due to differences between book and tax accounting for the Fund’s investments in the Portfolios. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Deferred capital losses	$(90,284,906)
Net unrealized depreciation	$(48,848,036)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investments in the Portfolios and the deferral of passive losses from partnership investments in the Portfolios.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $90,284,906 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Notes to Financial Statements — continued

deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $24,013,877 are short-term and $66,271,029 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,263,198,299

Gross unrealized appreciation	$8,733,719
Gross unrealized depreciation	(57,581,755)

Net unrealized depreciation	$(48,848,036)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2016, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $15,790,672 and the adviser fee paid by the Fund on Investable Assets amounted to $4,760. For the year ended October 31, 2016, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.62% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $43,704 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $42,727 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $1,069,905 and none, respectively, for the year ended October 31, 2016.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $2,591,853 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $240,738 and $4,977,873 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2016, the Fund paid or accrued to EVD $7,799 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Notes to Financial Statements — continued

paid or accrued for the year ended October 31, 2016 amounted to $80,246, $1,659,291 and $7,799 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 30, 2015, Class A shares may have been subject to a 0.75% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated for new share purchases. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $87,000, $19,000 and $160,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$—	$131,051,247
Currency Income Advantage	—	19,700,000
Eaton Vance Floating Rate Portfolio	—	19,738
Global Macro Absolute Return Advantage Portfolio	119,653,924	66,225,992
Global Macro Portfolio	—	402,552,429
Global Opportunities Portfolio	75,929,324	416,729,552
High Income Opportunities Portfolio	12,204,910	9,620,249
International Income Portfolio	—	80,241
Senior Debt Portfolio	39,521,087	122,991,792
Short Duration High Income Portfolio	—	9,175,000

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	25,646,698	101,287,056
Issued to shareholders electing to receive payments of distributions in Fund shares	5,546,932	7,905,615
Redemptions	(82,221,975)	(46,408,191)
Exchange from Class B shares	822,420	790,704

Net increase (decrease)	(50,205,925)	63,575,184

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2016	2015

Sales	56,753	121,377
Issued to shareholders electing to receive payments of distributions in Fund shares	137,455	333,094
Redemptions	(1,407,984)	(1,369,259)
Exchange to Class A shares	(872,823)	(838,778)

Net decrease	(2,086,599)	(1,753,566)

	Year Ended October 31,
Class C	2016	2015

Sales	9,874,316	43,331,278
Issued to shareholders electing to receive payments of distributions in Fund shares	2,926,728	4,371,745
Redemptions	(30,415,949)	(21,349,726)

Net increase (decrease)	(17,614,905)	26,353,297

	Year Ended October 31,
Class I	2016	2015

Sales	51,779,825	137,738,652
Issued to shareholders electing to receive payments of distributions in Fund shares	4,239,511	4,645,736
Redemptions	(102,063,922)	(44,135,594)

Net increase (decrease)	(46,044,586)	98,248,794

	Year Ended October 31,
Class R	2016	2015

Sales	257,811	637,703
Issued to shareholders electing to receive payments of distributions in Fund shares	11,418	19,226
Redemptions	(655,577)	(108,175)

Net increase (decrease)	(386,348)	548,754

9  Affiliated Investment Funds

Transactions in Affiliated Investment Funds for the year ended October 31, 2016 were as follows:

Fund	Shares, Beginning of Year	Gross Additions	Gross Reductions	Shares, End of Year	Value, End of Year	Dividend Income	Realized Gain (Loss)

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	5,315,813	121,079	—	5,436,892	$52,411,638	$1,069,905	$—

					$52,411,638	$1,069,905	$—

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,161,925,390	$—	$—	$2,161,925,390
Investments in Affiliated Investment Funds	52,411,638	—	—	52,411,638
Short-Term Investments	—	13,235	—	13,235

Total Investments	$2,214,337,028	$13,235	$—	$2,214,350,263

The Fund held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Strategic Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

23

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 16.4%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 267, (Interest Only), Class S5, 5.465%, 8/15/42(1)(2)	$19,871,492	$4,556,228
Series 2182, Class ZC, 7.50%, 9/15/29	225,971	267,475
Series 2631, (Interest Only), Class DS, 6.565%, 6/15/33(1)(2)	4,272,969	777,285
Series 2953, (Interest Only), Class LS, 6.165%, 12/15/34(1)(2)	3,890,290	460,915
Series 2956, (Interest Only), Class SL, 6.465%, 6/15/32(1)(2)	2,056,441	426,252
Series 3114, (Interest Only), Class TS, 6.115%, 9/15/30(1)(2)	7,412,066	1,211,445
Series 3153, (Interest Only), Class JI, 6.085%, 5/15/36(1)(2)	4,690,007	949,876
Series 3727, (Interest Only), Class PS, 6.165%, 11/15/38(1)(2)	8,004,446	266,570
Series 3745, (Interest Only), Class SA, 6.215%, 3/15/25(1)(2)	3,955,226	395,135
Series 3780, (Interest Only), Class PS, 5.915%, 8/15/35(1)(2)	441,368	1,072
Series 3845, (Interest Only), Class ES, 6.115%, 1/15/29(1)(2)	3,359,528	166,516
Series 3919, (Interest Only), Class SL, 6.115%, 10/15/40(1)(2)	862,033	12,967
Series 3969, (Interest Only), Class SB, 6.115%, 2/15/30(1)(2)	2,988,707	217,230
Series 3973, (Interest Only), Class SG, 6.115%, 4/15/30(1)(2)	4,777,150	465,154
Series 4007, (Interest Only), Class JI, 4.00%, 2/15/42(1)	4,447,576	636,079
Series 4050, (Interest Only), Class IB, 3.50%, 5/15/41(1)	21,109,016	1,967,766
Series 4067, (Interest Only), Class JI, 3.50%, 6/15/27(1)	17,399,235	1,938,471
Series 4070, (Interest Only), Class S, 5.565%, 6/15/32(1)(2)	24,138,683	4,883,321
Series 4095, (Interest Only), Class HS, 5.565%, 7/15/32(1)(2)	9,050,481	1,621,604
Series 4109, (Interest Only), Class ES, 5.615%, 12/15/41(1)(2)	95,084	20,441
Series 4109, (Interest Only), Class KS, 5.565%, 5/15/32(1)(2)	5,494,669	196,474
Series 4109, (Interest Only), Class SA, 5.665%, 9/15/32(1)(2)	9,043,361	1,975,340
Series 4149, (Interest Only), Class S, 5.715%, 1/15/33(1)(2)	6,916,197	1,481,126
Series 4163, (Interest Only), Class GS, 5.665%, 11/15/32(1)(2)	5,367,588	1,220,874
Series 4169, (Interest Only), Class AS, 5.715%, 2/15/33(1)(2)	8,926,466	1,729,349

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(1)	$7,880,250	$748,015
Series 4188, (Interest Only), Class AI, 3.50%, 4/15/28(1)	13,447,262	1,366,156
Series 4189, (Interest Only), Class SQ, 5.615%, 12/15/42(1)(2)	9,501,948	1,339,638
Series 4203, (Interest Only), Class QS, 5.715%, 5/15/43(1)(2)	6,523,826	1,138,459
Series 4212, (Interest Only), Class SA, 5.665%, 7/15/38(1)(2)	20,487,208	2,605,036
Series 4233, (Interest Only), Class GI, 3.50%, 3/15/25(1)	5,317,378	208,450
Series 4273, Class SP, 10.594%, 11/15/43(2)	940,802	1,184,591
Series 4316, (Interest Only), Class JS, 5.565%, 1/15/44(1)(2)	10,043,033	1,305,170
Series 4323, (Interest Only), Class CI, 4.00%, 3/15/40(1)	12,586,474	1,338,497
Series 4326, Class TS, 12.073%, 4/15/44(2)	1,090,383	1,102,261
Series 4332, (Interest Only), Class IK, 4.00%, 4/15/44(1)	5,105,422	738,533
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(1)	5,195,708	539,951
Series 4336, Class GU, 3.50%, 2/15/53	1,927,107	1,950,254
Series 4343, (Interest Only), Class PI, 4.00%, 5/15/44(1)	10,726,256	1,485,291
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(1)	6,328,371	560,774
Series 4381, (Interest Only), Class SK, 5.615%, 6/15/44(1)(2)	10,881,396	1,429,750
Series 4388, (Interest Only), Class MS, 5.565%, 9/15/44(1)(2)	12,371,391	1,692,982
Series 4407, Class LN, 8.092%, 12/15/43(2)	1,271,369	1,298,530
Series 4417, (Principal Only), Class KO, 0.00%, 12/15/43(3)	2,634,327	2,293,146
Series 4452, (Interest Only), Class SP, 5.665%, 10/15/43(1)(2)	21,289,977	2,399,224
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(3)	7,668,046	7,025,618
Series 4497, (Interest Only), Class CS, 5.665%, 9/15/44(1)(2)	28,428,928	4,418,995
Series 4507, (Interest Only), Class MI, 3.50%, 8/15/44(1)	16,335,776	1,686,344
Series 4507, (Interest Only), Class SJ, 5.645%, 9/15/45(1)(2)	16,412,985	3,658,558
Series 4526, (Interest Only), Class PI, 3.50%, 1/15/42(1)	10,833,577	867,702
Series 4528, (Interest Only), Class BS, 5.615%, 7/15/45(1)(2)	17,205,236	2,382,054

		$74,608,944

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-DN1, Class M3, 4.684%, 1/25/25(4)	$13,500,000	$14,146,327
Series 2015-DNA3, Class M3, 5.234%, 4/25/28(4)	10,325,000	10,910,668
Series 2016-DNA1, Class M3, 6.084%, 7/25/28(4)	2,500,000	2,711,405
Series 2016-DNA2, Class M3, 5.184%, 10/25/28(4)	1,750,000	1,831,416
Series 2016-DNA4, Class M3, 4.334%, 3/25/29(4)	16,000,000	15,864,982

		$45,464,798

Federal National Mortgage Association:
Series G94-7, Class PJ, 7.50%, 5/17/24	$512,719	$583,679
Series 1994-42, Class K, 6.50%, 4/25/24	322,591	356,388
Series 2004-46, (Interest Only), Class SI, 5.466%, 5/25/34(1)(2)	7,193,902	1,077,700
Series 2005-17, (Interest Only), Class SA, 6.166%, 3/25/35(1)(2)	3,508,085	806,724
Series 2005-71, (Interest Only), Class SA, 6.216%, 8/25/25(1)(2)	3,883,228	523,999
Series 2005-105, (Interest Only), Class S, 6.166%, 12/25/35(1)(2)	3,281,379	688,417
Series 2006-44, (Interest Only), Class IS, 6.066%, 6/25/36(1)(2)	2,835,650	573,682
Series 2006-65, (Interest Only), Class PS, 6.686%, 7/25/36(1)(2)	2,795,181	624,965
Series 2006-96, (Interest Only), Class SN, 6.666%, 10/25/36(1)(2)	4,027,470	826,702
Series 2006-104, (Interest Only), Class SD, 6.106%, 11/25/36(1)(2)	2,803,798	581,655
Series 2006-104, (Interest Only), Class SE, 6.096%, 11/25/36(1)(2)	1,869,199	387,078
Series 2007-50, (Interest Only), Class LS, 5.916%, 6/25/37(1)(2)	3,700,275	708,098
Series 2008-26, (Interest Only), Class SA, 5.666%, 4/25/38(1)(2)	5,567,372	1,063,461
Series 2008-61, (Interest Only), Class S, 5.566%, 7/25/38(1)(2)	8,780,176	1,701,372
Series 2009-62, Class WA, 5.568%, 8/25/39(5)	2,883,936	3,232,243
Series 2010-99, (Interest Only), Class NS, 6.066%, 3/25/39(1)(2)	6,633,921	398,135
Series 2010-124, (Interest Only), Class SJ, 5.516%, 11/25/38(1)(2)	4,771,920	421,210
Series 2010-135, (Interest Only), Class SD, 5.466%, 6/25/39(1)(2)	9,828,988	1,094,310
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(1)	5,293,917	41,930
Series 2011-45, (Interest Only), Class SA, 6.116%, 1/25/29(1)(2)	7,633,720	345,853
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(1)	8,341,760	824,908

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
Series 2011-101, (Interest Only), Class IE, 3.50%, 10/25/26(1)	$6,253,904	$617,821
Series 2011-104, (Interest Only), Class IM, 3.50%, 10/25/26(1)	10,074,757	1,006,735
Series 2012-24, (Interest Only), Class S, 4.966%, 5/25/30(1)(2)	5,107,005	473,803
Series 2012-30, (Interest Only), Class SK, 6.016%, 12/25/40(1)(2)	13,053,531	1,887,811
Series 2012-52, (Interest Only), Class DI, 3.50%, 5/25/27(1)	14,264,860	1,572,388
Series 2012-56, (Interest Only), Class SU, 6.216%, 8/25/26(1)(2)	7,419,872	579,842
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(1)	18,661,452	1,147,123
Series 2012-73, (Interest Only), Class MS, 5.516%, 5/25/39(1)(2)	18,093,466	1,747,626
Series 2012-76, (Interest Only), Class GS, 5.516%, 9/25/39(1)(2)	10,297,372	1,046,805
Series 2012-86, (Interest Only), Class CS, 5.566%, 4/25/39(1)(2)	7,728,946	835,986
Series 2012-103, (Interest Only), Class GS, 5.566%, 2/25/40(1)(2)	20,002,754	2,110,393
Series 2012-124, (Interest Only), Class IO, 1.675%, 11/25/42(1)(5)	24,059,689	1,265,446
Series 2012-139, (Interest Only), Class LS, 5.623%, 12/25/42(1)(2)	11,124,714	2,570,000
Series 2012-147, (Interest Only), Class SA, 5.566%, 1/25/43(1)(2)	14,829,137	2,903,075
Series 2012-150, (Interest Only), Class PS, 5.616%, 1/25/43(1)(2)	13,052,253	2,518,969
Series 2012-150, (Interest Only), Class SK, 5.616%, 1/25/43(1)(2)	20,230,992	4,047,590
Series 2013-6, Class TA, 1.50%, 1/25/43	3,669,642	3,601,415
Series 2013-11, (Interest Only), Class IO, 4.00%, 1/25/43(1)	33,778,692	6,448,569
Series 2013-12, (Interest Only), Class SP, 5.116%, 11/25/41(1)(2)	6,307,564	765,019
Series 2013-15, (Interest Only), Class DS, 5.666%, 3/25/33(1)(2)	14,861,304	3,105,800
Series 2013-23, (Interest Only), Class CS, 5.716%, 3/25/33(1)(2)	8,116,424	1,636,327
Series 2013-54, (Interest Only), Class HS, 5.766%, 10/25/41(1)(2)	15,406,944	2,028,442
Series 2013-64, (Interest Only), Class PS, 5.716%, 4/25/43(1)(2)	9,999,550	1,707,713
Series 2013-66, (Interest Only), Class JI, 3.00%, 7/25/43(1)	15,548,966	2,136,835
Series 2013-75, (Interest Only), Class SC, 5.716%, 7/25/42(1)(2)	25,405,978	3,736,798
Series 2014-29, (Interest Only), Class IG, 3.50%, 6/25/43(1)	6,768,883	658,405

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal National Mortgage Association: (continued)
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(1)	$5,363,864	$758,817
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(1)	3,461,379	421,038
Series 2014-41, (Interest Only), Class SA, 5.516%, 7/25/44(1)(2)	9,882,032	1,889,892
Series 2014-43, (Interest Only), Class PS, 5.566%, 3/25/42(1)(2)	11,738,588	1,764,292
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(1)	16,908,777	2,320,217
Series 2014-64, (Interest Only), Class BI, 3.50%, 3/25/44(1)	6,925,212	766,361
Series 2014-67, (Interest Only), Class IH, 4.00%, 10/25/44(1)	12,854,489	1,861,142
Series 2014-72, Class CS, 8.087%, 11/25/44(2)	59,277	59,783
Series 2014-80, (Interest Only), Class CI, 3.50%, 12/25/44(1)	10,710,541	1,494,589
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(1)	16,687,232	2,450,133
Series 2015-6, (Interest Only), Class IM, 1.00%, 6/25/43(1)(2)	24,297,870	1,174,676
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(1)	19,799,704	2,318,318
Series 2015-17, (Interest Only), Class SA, 5.666%, 11/25/43(1)(2)	18,953,075	2,296,804
Series 2015-22, (Interest Only), Class GI, 3.50%, 4/25/45(1)	10,633,395	1,401,988
Series 2015-31, (Interest Only), Class SG, 5.566%, 5/25/45(1)(2)	21,288,707	3,451,158
Series 2015-36, (Interest Only), Class IL, 3.00%, 6/25/45(1)	11,318,187	1,399,683
Series 2015-47, (Interest Only), Class SG, 5.616%, 7/25/45(1)(2)	13,146,755	2,948,832
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(1)	28,887,765	3,937,922
Series 2015-93, (Interest Only), Class BS, 5.616%, 8/25/45(1)(2)	16,704,840	2,587,142
Series 2015-95, (Interest Only), Class SB, 5.466%, 1/25/46(1)(2)	22,213,906	4,854,849
Series 2016-1, (Interest Only), Class SJ, 5.616%, 2/25/46(1)(2)	31,600,303	6,545,958

		$115,722,839

Federal National Mortgage Association Connecticut Avenue Securities:
Series 2016-C04, Class 1M2 4.784%, 1/25/29(4)	$3,000,000	$3,052,478

		$3,052,478

Government National Mortgage Association:
Series 2011-48, (Interest Only), Class SD, 6.144%, 10/20/36(1)(2)	$10,647,918	$699,576
Series 2014-68, (Interest Only), Class KI, 1.137%, 10/20/42(1)(5)	23,160,049	850,682

Security	Principal Amount	Value
Government National Mortgage Association: (continued)
Series 2014-146, Class S, 5.362%, 10/20/44(2)	$2,003	$2,009
Series 2015-79, Class CS, 5.099%, 5/20/45(2)	612,028	615,981
Series 2015-116, (Interest Only), Class AS, 5.174%, 8/20/45(1)(2)	16,540,625	2,151,322

		$4,319,570

Total Collateralized Mortgage Obligations (identified cost $282,225,515)		$243,168,629

Mortgage Pass-Throughs — 3.2%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.88%, with maturity at 2035(6)	$839,490	$873,815
4.40%, with maturity at 2030(6)	287,861	308,766
6.50%, with maturity at 2036	1,999,705	2,306,552
7.00%, with various maturities to 2036	3,454,014	4,053,737
7.50%, with maturity at 2035	1,099,762	1,307,268
8.00%, with maturity at 2026	373,603	396,253

		$9,246,391

Federal National Mortgage Association:
3.72%, with maturity at 2035(6)	$798,348	$848,901
3.88%, with maturity at 2035(6)	1,821,914	1,954,222
6.00%, with various maturities to 2032	772,698	885,228
6.50%, with various maturities to 2036	2,903,966	3,345,793
7.00%, with various maturities to 2037	5,740,255	6,734,805
7.50%, with maturity at 2035	5,875,015	7,051,079
8.50%, with maturity at 2032	339,657	416,982
9.50%, with maturity at 2028	779,207	878,130

		$22,115,140

Government National Mortgage Association:
7.00%, with various maturities to 2035(7)	$11,821,916	$14,038,625
7.50%, with maturity at 2032	1,104,578	1,282,911

		$15,321,536

Total Mortgage Pass-Throughs (identified cost $43,645,254)		$46,683,067

Commercial Mortgage-Backed Securities — 9.8%

Security	Principal Amount	Value
A10 Securitization, LLC
Series 2015-1, Class B, 4.12%, 4/15/34(8)	$5,100,000	$5,126,904
Americold LLC Trust
Series 2010-ARTA, Class D, 7.443%, 1/14/29(8)	1,500,000	1,667,306

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class D, 4.507%, 7/10/47(5)(8)	$6,683,000	$5,683,343
COMM Mortgage Trust
Series 2013-CR11, Class D, 5.169%, 10/10/46(5)(8)	6,250,000	5,844,511
Series 2014-CR20, Class D, 3.222%, 11/10/47(8)	10,650,000	7,892,860
Series 2014-CR21, Class D, 3.918%, 12/10/47(5)(8)	5,311,000	4,282,814
Series 2014-LC17, Class D, 3.687%, 10/10/47(8)	2,675,000	2,093,022
Series 2015-CR22, Class D, 4.126%, 3/10/48(5)(8)	9,275,000	7,315,878
Series 2015-CR24, Class D, 3.463%, 8/10/48(5)	10,000,000	7,445,764
Series 2015-CR27, Class D, 3.472%, 10/10/48(5)(8)	10,000,000	7,475,846
Series 2015-LC19, Class D, 2.867%, 2/10/48(8)	2,000,000	1,545,732
Goldman Sachs Mortgage Securities Corp. II
Series 2014-GC26, Class C, 4.511%, 11/10/47(5)	2,794,000	2,853,133
JPMBB Commercial Mortgage Securities Trust
Series 2014-C19, Class D, 4.668%, 4/15/47(5)(8)	2,081,000	1,795,596
Series 2014-C21, Class D, 4.661%, 8/15/47(5)(8)	1,600,000	1,345,822
Series 2014-C22, Class D, 4.56%, 9/15/47(5)(8)	4,150,000	3,371,418
Series 2014-C23, Class D, 3.959%, 9/15/47(5)(8)	7,150,000	5,885,152
Series 2014-C25, Class D, 3.948%, 11/15/47(5)(8)	11,000,000	8,560,203
Series 2015-C29, Class D, 3.702%, 5/15/48(5)	10,000,000	7,372,899
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class D, 4.37%, 8/15/46(5)(8)	5,000,000	4,219,890
Series 2014-C15, Class D, 4.895%, 4/15/47(5)(8)	2,450,000	2,145,374
Series 2014-C16, Class D, 4.757%, 6/15/47(5)(8)	4,000,000	3,235,029
Series 2015-C23, Class D, 4.135%, 7/15/50(5)(8)	5,000,000	4,037,220
Motel 6 Trust
Series 2015-MTL6, Class D, 4.532%, 2/5/30(8)	6,700,000	6,755,918
UBS Commercial Mortgage Trust
Series 2012-C1, Class D, 5.546%, 5/10/45(5)(8)	2,625,750	2,684,258
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class D, 4.499%, 12/10/45(5)(8)	5,000,000	4,919,558
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class D, 3.586%, 2/15/48(8)	9,590,000	7,012,358
Series 2015-C29, Class D, 4.225%, 6/15/48(5)	7,000,000	5,484,831
Series 2015-C30, Class D, 4.496%, 9/15/58(5)(8)	3,000,000	2,378,669
Series 2015-C31, Class D, 3.852%, 11/15/48	4,000,000	2,958,387
Series 2015-NXS1, Class D, 4.104%, 5/15/48(5)	5,232,000	4,284,707
WF-RBS Commercial Mortgage Trust
Series 2012-C7, Class D, 4.835%, 6/15/45(5)(8)	2,598,000	2,659,146
Series 2014-C24, Class D, 3.692%, 11/15/47(8)	8,000,000	5,055,331

Total Commercial Mortgage-Backed Securities (identified cost $159,732,987)		$145,388,879

Asset-Backed Securities — 12.6%

Security	Principal Amount	Value
ALM Loan Funding, Ltd.
Series 2015-16A, Class C1, 4.38%, 7/15/27(4)(8)	$7,000,000	$6,772,682
Series 2015-16A, Class D, 6.23%, 7/15/27(4)(8)	3,500,000	3,161,238
Series 2015-17A, Class C2, 5.73%, 1/15/28(4)(8)	3,400,000	3,445,353
Series 2015-17A, Class D, 7.23%, 1/15/28(4)(8)	2,000,000	1,906,902
Apidos CLO
Series 2012-9AR, Class ER, 6.98%, 7/15/23(4)(8)	3,400,000	3,397,858
Series 2014-19A, Class D, 4.63%, 10/17/26(4)(8)	5,000,000	4,924,730
Series 2015-21A, Class C, 4.432%, 7/18/27(4)(8)	4,000,000	3,825,012
Series 2015-21A, Class E, 7.332%, 7/18/27(4)(8)	2,000,000	1,581,236
Ares CLO, Ltd.
Series 2014-32A, Class C, 5.017%, 11/15/25(4)(8)	5,000,000	5,000,223
Series 2015-2A, Class E2, 5.952%, 7/29/26(4)(8)	4,500,000	4,008,816
Series 2015-2A, Class F, 7.252%, 7/29/26(4)(8)	2,000,000	1,643,800
Ares Enhanced Loan Investment Strategy, Ltd.
Series 2013-IRAR, Class D, 5.882%, 7/23/25(4)(8)	3,700,000	3,360,011
Babson CLO, Ltd.
Series 2014-IIA, Class D, 4.48%, 10/17/26(4)(8)	5,000,000	4,767,830
Birchwood Park CLO, Ltd.
Series 2014-1A, Class D1, 4.33%, 7/15/26(4)(8)	4,000,000	3,856,888
Series 2014-1A, Class E1, 5.98%, 7/15/26(4)(8)	3,000,000	2,563,212
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-4A, Class D, 4.48%, 10/15/26(4)(8)	5,000,000	4,977,810
Series 2015-2A, Class D, 6.186%, 4/27/27(4)(8)	3,000,000	2,735,934
Series 2015-2A, Class E, 7.086%, 4/27/27(4)(8)	1,850,000	1,517,352
Series 2015-5A, Class C, 4.931%, 1/20/28(4)(8)	4,000,000	3,953,960
Series 2015-5A, Class D, 6.981%, 1/20/28(4)(8)	2,000,000	1,858,194
Cent CLO LP
Series 2014-22A, Class C, 4.538%, 11/7/26(4)(8)	5,000,000	4,821,350
Cumberland Park CLO, Ltd.
Series 2015-2A, Class D, 4.281%, 7/20/26(4)(8)	5,000,000	4,763,730
Series 2015-2A, Class F, 7.431%, 7/20/26(4)(8)	2,000,000	1,677,158
Dryden XL Senior Loan Fund
Series 2015-40A, Class D, 4.517%, 8/15/28(4)(8)	6,000,000	5,820,540
Series 2015-40A, Class E, 6.767%, 8/15/28(4)(8)	2,500,000	2,308,645
Galaxy CLO, Ltd.
Series 2015-19A, Class C, 4.432%, 1/24/27(4)(8)	5,000,000	4,860,775
Series 2015-19A, Class D, 5.982%, 1/24/27(4)(8)	2,000,000	1,787,838
Series 2015-21A, Class D, 4.781%, 1/20/28(4)(8)	5,000,000	4,888,450
Series 2015-21A, Class E1, 6.481%, 1/20/28(4)(8)	2,500,000	2,309,510
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class D, 4.528%, 5/5/27(4)(8)	4,000,000	3,868,956
Madison Park Funding, Ltd.
Series 2014-15A, Class C, 4.586%, 1/27/26(4)(8)	5,000,000	4,922,350
Series 2015-17A, Class D, 4.331%, 7/21/27(4)(8)	5,000,000	4,856,575
Series 2015-17A, Class E, 6.331%, 7/21/27(4)(8)	5,000,000	4,558,565

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class D, 5.181%, 10/20/28(4)(8)	$5,000,000	$5,011,495
Series 2015-11A, Class E, 7.581%, 10/20/28(4)(8)	2,500,000	2,446,472
Octagon Investment Partners 24, Ltd.
Series 2015-1A, Class D, 6.311%, 5/21/27(4)(8)	3,000,000	2,738,892
Series 2015-1A, Class E, 7.811%, 5/21/27(4)(8)	2,000,000	1,717,412
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class D, 4.63%, 7/15/27(4)(8)	5,000,000	4,860,365
Series 2015-1A, Class E2, 7.38%, 7/15/27(4)(8)	3,000,000	2,909,439
Palmer Square CLO, Ltd.
Series 2014-1A, Class D, 6.63%, 10/17/22(4)(8)	2,500,000	2,508,219
Series 2015-2A, Class C, 4.531%, 7/20/27(4)(8)	5,000,000	4,832,075
Recette CLO, LLC
Series 2015-1A, Class D, 4.631%, 10/20/27(4)(8)	7,250,000	7,048,414
Series 2015-1A, Class E, 6.581%, 10/20/27(4)(8)	4,500,000	4,159,129
Series 2015-1A, Class F, 8.331%, 10/20/27(4)(8)	2,000,000	1,718,589
Voya CLO, Ltd.
Series 2014-2A, Class C, 4.18%, 7/17/26(4)(8)	7,750,000	7,372,854
Series 2015-3A, Class D2, 6.331%, 10/20/27(4)(8)	7,000,000	6,331,115
Series 2015-3A, Class E, 7.381%, 10/20/27(4)(8)	3,000,000	2,343,137
Wind River CLO, Ltd.
Series 2015-2A, Class D, 4.73%, 10/15/27(4)(8)	5,000,000	4,893,795
Ziggurat CLO, Ltd.
Series 2014-1A, Class D, 4.63%, 10/17/26(4)(8)	5,000,000	4,676,010

Total Asset-Backed Securities (identified cost $185,918,501)		$186,270,895

Senior Floating-Rate Loans — 5.5%(9)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs — 0.3%
Valeant Pharmaceuticals International, Inc., Term Loan, 5.50%, Maturing 4/1/22	$4,680	$4,687,936

		$4,687,936

Electronics / Electrical — 1.8%
Avago Technologies Cayman Ltd., Term Loan, 3.53%, Maturing 2/1/23	$11,470	$11,602,857
Energizer Holdings, Inc., Term Loan, 3.25%, Maturing 6/30/22	4,913	4,936,186
Sensata Technologies B.V., Term Loan, 3.00%, Maturing 10/14/21	9,802	9,865,921

		$26,404,964

Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Equipment Leasing — 0.7%
Delos Finance S.a.r.l., Term Loan, 3.59%, Maturing 3/6/21		$10,000	$10,082,500

			$10,082,500

Food Service — 0.3%
Aramark Services, Inc., Term Loan, 3.34%, Maturing 2/24/21		$4,742	$4,775,010

			$4,775,010

Lodging and Casinos — 0.9%
Hilton Worldwide Finance, LLC, Term Loan, 3.03%, Maturing 10/25/23		$5,376	$5,411,668
Hilton Worldwide Finance, LLC, Term Loan, 3.50%, Maturing 10/26/20		526	528,859
Las Vegas Sands, LLC, Term Loan, 3.25%, Maturing 12/19/20		6,306	6,352,041

			$12,292,568

Oil and Gas — 0.6%
MEG Energy Corp., Term Loan, 3.75%, Maturing 3/31/20		$9,731	$9,206,197

			$9,206,197

Steel — 0.9%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 3.75%, Maturing 6/30/19		$13,642	$13,648,569

			$13,648,569

Total Senior Floating-Rate Loans (identified cost $81,075,331)			$81,097,744

Foreign Government Bonds — 26.1%

Security		Principal Amount (000’s omitted)	Value

Argentina — 0.5%
Republic of Argentina, 0.75%, 2/22/17	USD	1,080	$1,069,157
Republic of Argentina, 0.75%, 6/9/17	USD	2,687	2,625,951
Republic of Argentina, 0.75%, 9/21/17	USD	1,263	1,225,270
Republic of Argentina, 2.40%, 3/18/18	USD	2,305	2,231,711

Total Argentina			$7,152,089

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Australia — 0.8%
Australia Government Bond, 3.00%, 3/21/47(10)	AUD	17,175	$12,399,265

Total Australia			$12,399,265

Greece — 0.3%
Hellenic Republic Government Bond, 4.75%, 4/17/19(8)(10)	EUR	4,262	$4,312,931

Total Greece			$4,312,931

Iceland — 2.1%
Republic of Iceland, 6.25%, 2/5/20	ISK	124,498	$1,142,300
Republic of Iceland, 6.50%, 1/24/31	ISK	1,460,526	14,750,155
Republic of Iceland, 8.00%, 6/12/25	ISK	1,638,392	15,689,804

Total Iceland			$31,582,259

India — 4.0%
India Government Bond, 7.16%, 5/20/23	INR	419,720	$6,384,572
India Government Bond, 8.15%, 11/24/26	INR	1,031,530	16,630,605
India Government Bond, 8.28%, 9/21/27	INR	327,220	5,333,833
India Government Bond, 8.40%, 7/28/24	INR	119,330	1,934,466
India Government Bond, 8.60%, 6/2/28	INR	733,340	12,231,926
India Government Bond, 8.83%, 11/25/23	INR	1,029,770	17,016,103

Total India			$59,531,505

Japan — 6.0%
Japan Government CPI Linked Bond, 0.10%, 9/10/24(11)	JPY	2,836,081	$28,535,781
Japan Government CPI Linked Bond, 0.10%, 3/10/25(11)	JPY	6,054,584	61,034,276

Total Japan			$89,570,057

New Zealand — 5.8%
New Zealand Government Bond, 2.00%, 9/20/25(10)(11)	NZD	44,871	$33,392,155
New Zealand Government Bond, 3.00%, 9/20/30(10)(11)	NZD	62,895	52,343,522

Total New Zealand			$85,735,677

Russia — 1.6%
Russia Government Bond, 6.40%, 5/27/20	RUB	766,187	$11,317,362
Russia Government Bond, 7.60%, 7/20/22	RUB	38,401	580,461
Russia Government Bond, 8.50%, 9/17/31	RUB	715,123	11,307,519

Total Russia			$23,205,342

Security		Principal Amount (000’s omitted)	Value

Serbia — 1.1%
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,776,320	$16,041,879

Total Serbia			$16,041,879

Sri Lanka — 0.8%
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	342,000	$2,217,046
Sri Lanka Government Bond, 11.00%, 8/1/25	LKR	119,000	768,206
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	388,000	2,493,990
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	251,000	1,562,377
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	77,000	511,317
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	563,000	3,721,091
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	106,000	693,314

Total Sri Lanka			$11,967,341

Suriname — 0.4%
Republic of Suriname, 9.25%, 10/26/26(10)	USD	4,988	$5,237,400

Total Suriname			$5,237,400

Thailand — 2.7%
Thailand Government Bond, 1.25%, 3/12/28(10)(11)	THB	1,474,611	$39,592,762

Total Thailand			$39,592,762

Total Foreign Government Bonds (identified cost $375,506,802)			$386,328,507

U.S. Treasury Obligations — 7.5%

Security		Principal Amount	Value
U.S. Treasury Inflation-Protected Note, 0.25%, 1/15/25(7)(12)		$109,612,424	$111,145,573

Total U.S. Treasury Obligations (identified cost $109,827,073)			$111,145,573

U.S. Government Agency Obligations — 1.5%

Security		Principal Amount	Value
Federal Farm Credit Bank
3.41%, 3/20/35		$12,000,000	$12,862,956

			$12,862,956

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value
Federal Home Loan Bank
5.50%, 7/15/36(7)	$7,000,000	$9,861,285

		$9,861,285

Total U.S. Government Agency Obligations (identified cost $20,517,362)		$22,724,241

Closed-End Funds — 6.3%

Security	Shares	Value
Advent Claymore Convertible Securities and Income Fund	211,682	$2,965,665
BlackRock Corporate High Yield Fund, Inc.	1,000,336	10,523,535
BlackRock Multi-Sector Income Trust	675,742	11,325,436
Brookfield Mortgage Opportunity Income Fund, Inc.	638,252	9,146,151
First Trust High Income Long/Short Fund	772,971	11,996,510
MFS Multimarket Income Trust	1,093,200	6,526,404
Nuveen Global High Income Fund	456,000	7,154,640
Nuveen Mortgage Opportunity Term Fund	324,311	7,731,574
Prudential Global Short Duration High Yield Fund, Inc.	293,307	4,317,479
Putnam Premier Income Trust	2,148,937	10,465,323
Wells Fargo Advantage Income Opportunities Fund	669,620	5,470,796
Western Asset High Income Opportunity Fund, Inc.	1,288,797	6,392,433

Total Closed-End Funds (identified cost $99,808,762)		$94,015,946

Currency Options Purchased — 0.6%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Call SEK/Put EUR	Citibank, N.A.	EUR	22,845	SEK	9.53	4/27/17	$156,237
Call SEK/Put EUR	Goldman Sachs International	EUR	11,148	SEK	9.45	4/27/17	57,615
Put CNH/Call USD	Standard Chartered Bank	USD	25,581	CNH	6.47	6/15/17	1,588,810
Put CNH/Call USD	Standard Chartered Bank	USD	23,860	CNH	6.47	6/15/17	1,488,291
Put EUR/Call USD	Deutsche Bank AG	USD	25,000	USD	1.10	11/1/16	69,425
Put EUR/Call USD	Deutsche Bank AG	USD	25,000	USD	1.18	11/1/16	1,743,200
Put EUR/Call USD	Deutsche Bank AG	USD	25,000	USD	1.28	11/1/16	3,475,750

Total Currency Options Purchased (identified cost $5,033,597)							$8,579,328

Interest Rate Swaptions Purchased — 0.2%

Description	Counterparty	Expiration Date	Notional Amount	Value

Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.44%	Goldman Sachs International	9/14/17	USD 60,000,000	$2,024,806
Option to receive 3-month USD-LIBOR-BBA Rate and pay 2.67%	Goldman Sachs International	4/12/17	USD 50,000,000	382,311

Total Interest Rate Swaptions Purchased (identified cost $3,396,000)				$2,407,117

Short-Term Investments — 6.7%

Foreign Government Securities — 0.6%

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.6%
Iceland Treasury Bill, 0.00%, 11/15/16	ISK	132,689	$718,095
Iceland Treasury Bill, 0.00%, 2/15/17	ISK	319,880	1,727,213
Iceland Treasury Bill, 0.00%, 4/18/17	ISK	1,243,760	6,710,343

Total Iceland			$9,155,651

Total Foreign Government Securities (identified cost $9,299,688)			$9,155,651

U.S. Treasury Obligations — 0.8%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/25/16(7)(13)		$11,250	$11,248,751

Total U.S. Treasury Obligations (identified cost $11,248,748)			$11,248,751

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Other — 5.3%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.68%(14)	78,570,967	$78,586,680

Total Other (identified cost $78,572,285)		$78,586,680

Total Short-Term Investments (identified cost $99,120,721)		$98,991,082

Total Investments — 96.4% (identified cost $1,465,807,905)		$1,426,801,008

Interest Rate Swaptions Written — (0.0)%(15)

Description	Counterparty	Expiration Date	Notional Amount		Value

Option to receive 3-month USD-LIBOR-BBA Rate and pay 1.92%	Goldman Sachs International	4/12/17	USD	240,000,000	$(383,861)

Total Interest Rate Swaptions Written (premiums received $1,520,000)					$(383,861)

Currency Options Written — (0.4)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Put EUR/Call USD	Deutsche Bank AG	USD	25,000	USD	1.10	11/1/16	$(69,425)
Put EUR/Call USD	Deutsche Bank AG	USD	25,000	USD	1.18	11/1/16	(1,743,200)
Put EUR/Call USD	Deutsche Bank AG	USD	25,000	USD	1.28	11/1/16	(3,475,750)

Total Currency Options Written (premiums received $5,279,324)							$(5,288,375)

Other Assets, Less Liabilities — 4.0%							$58,559,554

Net Assets — 100.0%							$1,479,688,326

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2016.

(3)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2016.

(6)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2016.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $305,572,984 or 20.7% of the Portfolio’s net assets.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $147,278,035 or 10.0% of the Portfolio’s net assets.

(11)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(12)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(13)	All or a portion of the security is held by a wholly-owned subsidiary (see Note 1).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

(15)	Amount is less than (0.05)%.

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	9,216,474	SEK	91,072,000	UBS AG	11/1/16	$34,295	$—
EUR	576,025	SEK	5,691,000	UBS AG	11/1/16	2,249	—
EUR	113,678	USD	124,102	JPMorgan Chase Bank, N.A.	11/1/16	688	—
SEK	96,763,000	EUR	9,780,660	Goldman Sachs International	11/1/16	—	(23,547)
EUR	41,233	SEK	407,794	BNP Paribas	11/2/16	115	—
EUR	35,713,841	SEK	352,460,000	UBS AG	11/2/16	182,055	—
EUR	576,038	SEK	5,688,000	UBS AG	11/2/16	2,596	—
EUR	264,615	USD	290,290	Morgan Stanley & Co. International PLC	11/2/16	191	—
KES	94,679,000	USD	913,009	Citibank, N.A.	11/2/16	18,413	—
PEN	3,004,000	USD	893,888	BNP Paribas	11/2/16	—	(771)
PEN	5,687,477	USD	1,692,399	BNP Paribas	11/2/16	—	(1,459)
PEN	3,754,000	USD	1,117,062	Standard Chartered Bank	11/2/16	—	(963)
PEN	12,445,477	USD	3,742,438	Standard Chartered Bank	11/2/16	—	(42,281)
SEK	39,777,869	EUR	4,020,566	Goldman Sachs International	11/2/16	—	(9,546)
SEK	87,497,925	EUR	8,844,070	Goldman Sachs International	11/2/16	—	(21,194)
SEK	231,280,000	EUR	23,377,201	Goldman Sachs International	11/2/16	—	(56,022)
USD	932,375	KES	94,679,000	Citibank, N.A.	11/2/16	954	—
USD	1,675,498	PEN	5,687,477	BNP Paribas	11/2/16	—	(15,442)
USD	852,803	PEN	3,004,000	BNP Paribas	11/2/16	—	(40,314)
USD	3,703,350	PEN	12,445,477	Standard Chartered Bank	11/2/16	3,193	—
USD	1,065,720	PEN	3,754,000	Standard Chartered Bank	11/2/16	—	(50,379)
KES	27,829,000	USD	268,490	Standard Chartered Bank	11/3/16	5,240	—
EUR	4,020,606	SEK	39,777,869	Goldman Sachs International	11/4/16	9,545	—
PEN	5,766,296	USD	1,733,182	Standard Chartered Bank	11/4/16	—	(19,012)
SEK	39,777,869	EUR	4,153,566	Goldman Sachs International	11/4/16	—	(155,513)
USD	804,408	PEN	2,920,000	Standard Chartered Bank	11/4/16	—	(63,632)
USD	781,627	PEN	2,846,296	Standard Chartered Bank	11/4/16	—	(64,502)
USD	863,131	ZAR	12,195,184	Standard Chartered Bank	11/4/16	—	(40,948)
USD	17,294,132	ZAR	235,998,939	Standard Chartered Bank	11/4/16	—	(201,440)
EUR	9,780,759	SEK	96,763,000	Goldman Sachs International	11/8/16	23,323	—
EUR	8,844,383	SEK	87,497,925	Goldman Sachs International	11/8/16	21,237	—
SEK	112,812,000	EUR	11,449,246	Goldman Sachs International	11/8/16	—	(77,988)
SEK	71,448,925	EUR	7,532,655	Goldman Sachs International	11/8/16	—	(358,297)
NZD	64,007,700	USD	46,578,787	Deutsche Bank AG	11/10/16	—	(822,195)
USD	45,397,461	NZD	64,007,700	Deutsche Bank AG	11/10/16	—	(359,131)
USD	10,106,971	THB	356,675,000	Deutsche Bank AG	11/10/16	—	(82,361)
USD	5,991,946	THB	211,276,000	Standard Chartered Bank	11/10/16	—	(43,692)
IDR	339,272,929,000	USD	25,590,053	Nomura International PLC	11/14/16	378,421	—
USD	2,171,295	CNH	14,387,000	Bank of America, N.A.	11/14/16	50,891	—
USD	5,520,826	CNH	36,589,000	Goldman Sachs International	11/14/16	128,218	—
USD	25,829,686	IDR	339,272,929,000	Standard Chartered Bank	11/14/16	—	(138,788)
TRY	2,740,770	USD	908,026	Citibank, N.A.	11/15/16	—	(24,883)
TRY	24,116,230	USD	8,100,034	Citibank, N.A.	11/15/16	—	(329,193)
USD	8,064,917	THB	285,740,000	Deutsche Bank AG	11/15/16	—	(97,101)
USD	1,523,342	THB	53,972,000	JPMorgan Chase Bank, N.A.	11/15/16	—	(18,341)
USD	9,009,242	TRY	26,857,000	Citibank, N.A.	11/15/16	355,258	—

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
NZD	26,300,271	USD	19,134,841	Deutsche Bank AG	11/16/16	$—	$(338,409)
USD	18,936,037	NZD	26,300,271	Deutsche Bank AG	11/16/16	139,605	—
USD	5,351,049	CNH	35,376,000	Citibank, N.A.	11/18/16	138,893	—
USD	2,111,237	CNH	13,988,000	Goldman Sachs International	11/18/16	50,302	—
USD	34,468,513	NZD	47,888,897	Morgan Stanley & Co. International PLC	11/21/16	249,971	—
COP	25,000,000,000	USD	8,520,791	Citibank, N.A.	11/22/16	—	(233,910)
MXN	155,000,000	USD	8,479,104	Goldman Sachs International	11/22/16	—	(295,909)
MXN	249,883,660	USD	12,927,161	JPMorgan Chase Bank, N.A.	11/22/16	265,398	—
MXN	473,569,000	USD	24,844,455	Standard Chartered Bank	11/22/16	157,527	—
MXN	36,133,989	USD	1,859,952	Standard Chartered Bank	11/22/16	47,735	—
USD	7,186,583	ZAR	97,274,000	Standard Chartered Bank	11/22/16	947	—
MXN	3,270,000	USD	177,418	BNP Paribas	11/23/16	—	(4,799)
RUB	291,897,368	USD	4,644,941	Deutsche Bank AG	11/23/16	—	(65,431)
USD	18,156,238	RUB	1,189,832,756	Deutsche Bank AG	11/23/16	—	(510,770)
USD	94,556,343	JPY	9,437,337,617	Standard Chartered Bank	11/25/16	4,498,066	—
TRY	4,069,000	USD	1,347,485	BNP Paribas	11/28/16	—	(39,973)
USD	1,357,057	TRY	4,069,000	BNP Paribas	11/28/16	49,545	—
USD	2,660,768	CNH	17,593,000	Deutsche Bank AG	11/30/16	71,186	—
USD	6,395,856	CNH	42,291,000	Standard Chartered Bank	11/30/16	170,878	—
TRY	12,179,120	USD	4,071,842	Deutsche Bank AG	12/1/16	—	(160,757)
TRY	23,245,783	USD	7,701,870	Deutsche Bank AG	12/1/16	—	(236,943)
TRY	31,368,251	USD	10,505,987	Deutsche Bank AG	12/1/16	—	(432,689)
USD	22,136,730	TRY	66,793,154	Deutsche Bank AG	12/1/16	687,419	—
BRL	28,000,000	USD	8,463,817	BNP Paribas	12/2/16	233,823	—
KES	28,535,000	USD	272,906	JPMorgan Chase Bank, N.A.	12/5/16	6,070	—
RUB	187,440,000	USD	2,957,867	Citibank, N.A.	12/5/16	—	(26,483)
RUB	358,960,000	USD	5,664,233	Credit Suisse International	12/5/16	—	(50,441)
USD	65,719,820	NZD	90,307,971	JPMorgan Chase Bank, N.A.	12/5/16	1,226,068	—
PEN	9,574,000	USD	2,869,044	BNP Paribas	12/7/16	—	(33,781)
RUB	525,780,000	USD	8,323,650	BNP Paribas	12/7/16	—	(105,880)
RUB	699,220,000	USD	11,073,647	Credit Suisse International	12/7/16	—	(145,066)
USD	1,449,011	PEN	5,165,000	BNP Paribas	12/7/16	—	(80,562)
USD	1,198,586	PEN	4,409,000	BNP Paribas	12/7/16	—	(107,104)
AUD	24,270,000	USD	18,255,894	Citibank, N.A.	12/8/16	189,087	—
AUD	9,230,000	USD	6,982,753	Citibank, N.A.	12/8/16	31,963	—
AUD	2,382,000	USD	1,802,495	Morgan Stanley & Co. International PLC	12/8/16	7,803	—
AUD	169,163	USD	128,045	Morgan Stanley & Co. International PLC	12/8/16	517	—
AUD	5,948,837	USD	4,558,237	Morgan Stanley & Co. International PLC	12/8/16	—	(37,174)
USD	6,401,461	AUD	8,500,000	Citibank, N.A.	12/8/16	—	(58,463)
USD	18,637,500	AUD	25,000,000	Citibank, N.A.	12/8/16	—	(362,275)
USD	12,501,856	AUD	16,325,181	JPMorgan Chase Bank, N.A.	12/8/16	94,866	—
USD	6,412,885	AUD	8,500,000	Morgan Stanley & Co. International PLC	12/8/16	—	(47,039)
IDR	19,345,389,000	USD	1,438,854	BNP Paribas	12/9/16	37,467	—
IDR	6,359,986,000	USD	486,052	BNP Paribas	12/9/16	—	(697)
IDR	8,193,233,000	USD	609,389	Deutsche Bank AG	12/9/16	15,868	—
USD	2,573,584	IDR	33,898,608,000	BNP Paribas	12/9/16	—	(13,349)

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
TRY	14,977,558	USD	4,939,013	BNP Paribas	12/19/16	$—	$(147,310)
TRY	34,319,835	USD	11,439,182	BNP Paribas	12/19/16	—	(459,390)
USD	1,648,709	CNH	11,109,000	BNP Paribas	12/19/16	15,894	—
USD	16,262,253	TRY	49,297,393	BNP Paribas	12/19/16	490,757	—
RUB	206,196,000	USD	3,111,416	BNP Paribas	12/20/16	98,855	—
RUB	193,804,000	USD	2,922,696	Deutsche Bank AG	12/20/16	94,643	—
CNH	148,762,000	USD	22,029,024	Standard Chartered Bank	12/21/16	—	(167,104)
PEN	5,674,000	USD	1,698,294	BNP Paribas	12/21/16	—	(20,623)
USD	1,680,687	PEN	5,674,000	BNP Paribas	12/21/16	3,016	—
USD	14,571,001	EUR	12,921,563	Goldman Sachs International	1/11/17	339,451	—
USD	2,049,188	EUR	1,816,994	Standard Chartered Bank	1/11/17	47,987	—
TWD	202,955,000	USD	6,285,382	Deutsche Bank AG	1/12/17	150,309	—
TWD	150,692,000	USD	4,669,001	JPMorgan Chase Bank, N.A.	1/12/17	109,434	—
USD	16,556,341	CNH	114,627,000	Standard Chartered Bank	1/12/17	—	(262,147)
USD	6,060,167	TWD	202,955,000	Deutsche Bank AG	1/12/17	—	(375,524)
USD	4,503,646	TWD	150,692,000	JPMorgan Chase Bank, N.A.	1/12/17	—	(274,789)
USD	12,562,884	NZD	17,800,000	Goldman Sachs International	1/13/17	—	(133,422)
EUR	23,385,829	SEK	231,280,000	Goldman Sachs International	1/17/17	56,207	—
SEK	231,280,000	EUR	23,765,754	Goldman Sachs International	1/17/17	—	(474,763)
TWD	194,319,000	USD	6,011,415	BNP Paribas	1/17/17	150,934	—
TWD	193,943,000	USD	6,006,287	BNP Paribas	1/17/17	144,138	—
TWD	195,044,000	USD	6,053,507	Citibank, N.A.	1/17/17	131,834	—
TWD	179,661,000	USD	5,562,260	Deutsche Bank AG	1/17/17	135,247	—
USD	12,983,887	SGD	18,050,200	Bank of America, N.A.	1/17/17	4,786	—
USD	5,766,964	TWD	193,943,000	BNP Paribas	1/17/17	—	(383,461)
USD	5,784,223	TWD	195,044,000	Citibank, N.A.	1/17/17	—	(401,118)
USD	5,315,414	TWD	179,661,000	Deutsche Bank AG	1/17/17	—	(382,093)
USD	5,779,863	TWD	194,319,000	JPMorgan Chase Bank, N.A.	1/17/17	—	(382,486)
USD	27,760,848	EUR	25,039,550	Standard Chartered Bank	1/18/17	174,031	—
TWD	105,890,000	USD	3,286,468	BNP Paribas	1/19/17	71,683	—
TWD	97,065,000	USD	3,011,168	Goldman Sachs International	1/19/17	67,111	—
USD	23,937,237	INR	1,620,910,000	Standard Chartered Bank	1/19/17	—	(106,997)
USD	3,132,840	TWD	105,890,000	BNP Paribas	1/19/17	—	(225,311)
USD	2,860,405	TWD	97,065,000	Goldman Sachs International	1/19/17	—	(217,873)
USD	12,629,221	NZD	17,561,000	JPMorgan Chase Bank, N.A.	1/20/17	106,313	—
USD	2,706,756	EUR	2,455,330	JPMorgan Chase Bank, N.A.	1/25/17	786	—
USD	124,580	EUR	113,678	JPMorgan Chase Bank, N.A.	1/25/17	—	(702)
USD	1,556,997	EUR	1,419,129	JPMorgan Chase Bank, N.A.	1/25/17	—	(6,996)
RON	9,773,010	EUR	2,189,623	BNP Paribas	1/30/17	—	(28,320)
RON	1,020,010	EUR	228,512	BNP Paribas	2/3/17	—	(2,963)
RON	43,930,000	EUR	9,750,305	BNP Paribas	2/3/17	—	(26,964)
KES	482,981,000	USD	4,565,038	Citibank, N.A.	2/6/17	106,073	—
KES	50,500,000	USD	476,415	JPMorgan Chase Bank, N.A.	2/6/17	11,992	—
RUB	306,030,000	USD	4,768,679	BNP Paribas	2/6/17	—	(52,891)
RUB	1,354,661,616	USD	21,272,117	Citibank, N.A.	2/6/17	—	(397,373)
RUB	372,570,000	USD	5,817,180	Goldman Sachs International	2/6/17	—	(76,039)

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	13,144,799	RUB	848,431,064	BNP Paribas	2/6/17	$70,847	$—
USD	15,592,333	EUR	14,257,607	Standard Chartered Bank	2/8/17	—	(130,726)
TWD	1,477,534,000	USD	45,871,903	Barclays Bank PLC	2/24/17	1,022,480	—
TWD	453,354,000	USD	14,066,212	BNP Paribas	2/24/17	322,463	—
TWD	440,479,000	USD	13,709,275	Citibank, N.A.	2/24/17	270,770	—
USD	43,925,855	TWD	1,477,534,000	Barclays Bank PLC	2/24/17	—	(2,968,528)
USD	13,506,748	TWD	453,354,000	BNP Paribas	2/24/17	—	(881,927)
USD	13,129,031	TWD	440,479,000	Citibank, N.A.	2/24/17	—	(851,013)
RON	17,985,000	EUR	3,976,343	BNP Paribas	2/28/17	2,749	—
RON	1,649,250	EUR	369,284	BNP Paribas	2/28/17	—	(4,878)
RON	52,895,592	EUR	11,719,418	BNP Paribas	2/28/17	—	(19,084)
RON	43,120,000	EUR	9,540,878	Deutsche Bank AG	3/2/17	—	(2,181)
RON	1,000,010	EUR	223,819	Deutsche Bank AG	3/2/17	—	(2,870)
RON	1,091,635	EUR	244,476	Bank of America, N.A.	3/6/17	—	(3,330)
RON	6,436,000	EUR	1,427,684	Bank of America, N.A.	3/6/17	—	(4,522)
RON	40,281,528	EUR	8,939,928	Bank of America, N.A.	3/6/17	—	(33,122)
RON	1,944,010	EUR	435,051	Deutsche Bank AG	3/7/17	—	(5,593)
RON	33,465,000	EUR	7,428,413	Deutsche Bank AG	3/7/17	—	(29,217)
RON	47,757,000	EUR	10,592,658	Deutsche Bank AG	3/7/17	—	(32,608)
KES	51,892,000	USD	492,568	ICBC Standard Bank plc	3/8/17	6,806	—
RON	1,627,010	EUR	364,237	BNP Paribas	3/8/17	—	(4,834)
RON	67,963,000	EUR	15,067,731	BNP Paribas	3/8/17	—	(39,517)
KES	46,565,000	USD	441,793	Standard Chartered Bank	3/9/17	6,243	—
KES	75,949,000	USD	719,896	Citibank, N.A.	3/13/17	10,381	—
USD	35,636,579	CNH	240,734,000	BNP Paribas	3/13/17	459,882	—
USD	18,014,607	SGD	24,937,800	Standard Chartered Bank	3/13/17	78,035	—
USD	5,732,576	CNH	37,835,000	Goldman Sachs International	3/15/17	204,775	—
USD	8,297,128	CNH	54,729,000	Standard Chartered Bank	3/15/17	301,066	—
USD	6,323,108	CNH	41,742,000	Citibank, N.A.	3/22/17	227,381	—
USD	5,052,200	CNH	33,294,000	Goldman Sachs International	3/22/17	190,163	—
USD	7,574,852	CNH	49,941,000	Standard Chartered Bank	3/22/17	281,797	—
KES	47,900,000	USD	454,891	Standard Chartered Bank	3/24/17	4,847	—
USD	15,048,305	SGD	20,467,200	Goldman Sachs International	3/30/17	325,666	—
USD	37,179,299	SGD	50,575,000	Standard Chartered Bank	3/30/17	799,262	—
USD	7,893,491	THB	277,693,000	Deutsche Bank AG	7/25/17	—	(27,356)
USD	4,684,085	THB	165,114,000	Standard Chartered Bank	7/25/17	—	(25,586)
USD	58,574,272	CNH	398,700,429	JPMorgan Chase Bank, N.A.	7/31/17	808,900	—
USD	22,500,000	OMR	9,293,625	BNP Paribas	8/22/18	—	(374,070)
USD	15,793,843	OMR	6,515,750	BNP Paribas	9/4/18	—	(219,979)
USD	16,268,630	OMR	6,713,250	BNP Paribas	9/17/18	—	(206,794)

						$17,493,880	$(17,421,233)

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

Commodity Futures(1)
WTI Crude Oil	251	Short	Jan-17	$(13,022,863)	$(12,060,550)	$962,313
WTI Crude Oil	252	Short	Jan-17	(12,613,288)	(12,108,600)	504,688

Equity Futures
E-mini S&P 500 Index	520	Short	Dec-16	(55,009,825)	(55,122,600)	(112,775)

Interest Rate Futures
CME 90-Day Eurodollar	5,287	Short	Jun-18	(1,306,369,395)	(1,305,624,650)	744,745
Japan 10-Year Bond	74	Short	Dec-16	(107,111,930)	(107,051,969)	59,961
U.S. 5-Year Treasury Note	1,191	Short	Dec-16	(144,677,509)	(143,869,078)	808,431
U.S. 10-Year Deliverable Interest Rate Swap	563	Short	Dec-16	(57,182,504)	(56,352,782)	829,722
U.S. 10-Year Treasury Note	298	Short	Dec-16	(39,112,500)	(38,628,250)	484,250
U.S. Ultra-Long Treasury Bond	260	Long	Dec-16	48,707,986	45,743,750	(2,964,236)

						$1,317,099

(1)	Positions are held by a wholly-owned subsidiary (see Note 1).

CME:  Chicago Mercantile Exchange.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

WTI:  West Texas Intermediate.

Centrally Cleared Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	$40,000	Pays	Return on CPI-U (NSA)	Receives	1.37%	9/24/20	$(627,555)
LCH.Clearnet	40,000	Receives	Return on CPI-U (NSA)	Pays	1.73	9/24/25	560,431

							$(67,124)

CPI-U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Inflation Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$29,000	Receives	Return on CPI-U (NSA)	Pays	1.86%	3/22/26	$451,165
BNP Paribas	16,000	Receives	Return on CPI-U (NSA)	Pays	1.75	6/22/26	475,740
Citibank, N.A.	25,000	Receives	Return on CPI-U (NSA)	Pays	1.83	4/15/26	522,536
Credit Suisse International	50,000	Pays	Return on CPI-U (NSA)	Receives	1.60	2/3/20	130,484
Credit Suisse International	50,000	Receives	Return on CPI-U (NSA)	Pays	1.88	2/3/25	(561,089)
Goldman Sachs International	37,300	Pays	Return on CPI-U (NSA)	Receives	1.43	9/25/20	(469,690)
Goldman Sachs International	18,000	Receives	Return on CPI-U (NSA)	Pays	1.80	9/25/25	137,472
Goldman Sachs International	29,000	Receives	Return on CPI-U (NSA)	Pays	1.91	3/23/26	278,256
Goldman Sachs International	29,000	Receives	Return on CPI-U (NSA)	Pays	1.91	4/1/26	302,815

							$1,267,689

CPI-U (NSA) – Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	USD	5,000	Pays	3-month USD-LIBOR-BBA	0.90%		5/11/17	$11,126
CME Group, Inc.	USD	4,000	Receives	3-month USD-LIBOR-BBA	1.66		2/24/19	(56,283)
CME Group, Inc.	USD	1,000	Receives	3-month USD-LIBOR-BBA	1.77		3/28/19	(16,406)
CME Group, Inc.	USD	100,000	Pays	3-month USD-LIBOR-BBA	2.79		9/21/45	16,602,559
CME Group, Inc.	USD	45,000	Pays	3-month USD-LIBOR-BBA	2.52		10/28/45	4,553,117
CME Group, Inc.	USD	55,000	Pays	3-month USD-LIBOR-BBA	2.52		10/28/45	5,564,921
LCH.Clearnet(1)	EUR	3,142	Receives	6-month Euro Interbank Offered Rate	0.00	(2)	12/21/19	4,268
LCH.Clearnet	HUF	2,125,500	Receives	6-month HUF BUBOR	1.92		7/28/26	102,405
LCH.Clearnet	HUF	1,495,700	Receives	6-month HUF BUBOR	1.94		8/1/26	65,545
LCH.Clearnet	HUF	1,450,029	Receives	6-month HUF BUBOR	1.89		9/21/26	105,743
LCH.Clearnet	HUF	587,850	Receives	6-month HUF BUBOR	1.93		9/21/26	34,792
LCH.Clearnet	HUF	573,154	Receives	6-month HUF BUBOR	1.94		9/21/26	32,984
LCH.Clearnet	HUF	583,931	Receives	6-month HUF BUBOR	2.14		10/13/26	(2,190)
LCH.Clearnet	HUF	593,728	Receives	6-month HUF BUBOR	2.09		10/19/26	8,473
LCH.Clearnet	HUF	891,572	Receives	6-month HUF BUBOR	2.09		10/19/26	12,718
LCH.Clearnet	HUF	647,027	Receives	6-month HUF BUBOR	2.04		10/20/26	19,761
LCH.Clearnet	HUF	891,572	Receives	6-month HUF BUBOR	2.04		10/20/26	27,229
LCH.Clearnet	HUF	707,985	Receives	6-month HUF BUBOR	2.06		10/28/26	17,997
LCH.Clearnet	HUF	285,989	Receives	6-month HUF BUBOR	2.08		10/28/26	5,870
LCH.Clearnet(1)	HUF	428,517	Receives	6-month HUF BUBOR	2.09		11/2/26	7,938
LCH.Clearnet(1)	HUF	286,920	Receives	6-month HUF BUBOR	2.18		11/3/26	(3,510)
LCH.Clearnet	NZD	97,141	Pays	3-month NZD Bank Bill	4.03		11/26/17	2,260,233
LCH.Clearnet	NZD	36,430	Pays	3-month NZD Bank Bill	4.02		11/27/17	876,139
LCH.Clearnet	NZD	68,069	Pays	3-month NZD Bank Bill	3.96		11/28/17	1,585,633
LCH.Clearnet	NZD	17,611	Pays	3-month NZD Bank Bill	4.05		6/16/25	1,433,050

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)
LCH.Clearnet	NZD	10,700	Pays	3-month NZD Bank Bill	4.05%		6/16/25	$871,057
LCH.Clearnet	PLN	30,010	Pays	6-month PLN WIBOR	2.23		7/28/26	(185,045)
LCH.Clearnet	PLN	21,649	Pays	6-month PLN WIBOR	2.22		8/1/26	(137,273)
LCH.Clearnet	PLN	7,837	Pays	6-month PLN WIBOR	2.28		9/21/26	(42,492)
LCH.Clearnet	PLN	8,033	Pays	6-month PLN WIBOR	2.30		9/21/26	(39,922)
LCH.Clearnet	PLN	20,964	Pays	6-month PLN WIBOR	2.30		9/21/26	(104,187)
LCH.Clearnet	PLN	8,288	Pays	6-month PLN WIBOR	2.49		10/13/26	(7,218)
LCH.Clearnet	PLN	12,637	Pays	6-month PLN WIBOR	2.46		10/19/26	(20,363)
LCH.Clearnet	PLN	8,425	Pays	6-month PLN WIBOR	2.47		10/19/26	(11,675)
LCH.Clearnet	PLN	9,248	Pays	6-month PLN WIBOR	2.43		10/20/26	(21,248)
LCH.Clearnet	PLN	12,637	Pays	6-month PLN WIBOR	2.44		10/20/26	(25,328)
LCH.Clearnet	PLN	10,411	Pays	6-month PLN WIBOR	2.46		10/28/26	(17,597)
LCH.Clearnet	PLN	4,164	Pays	6-month PLN WIBOR	2.47		10/28/26	(6,099)
LCH.Clearnet	PLN	6,247	Pays	6-month PLN WIBOR	2.50		10/31/26	(5,046)
LCH.Clearnet(1)	PLN	4,164	Pays	6-month PLN WIBOR	2.56		11/2/26	2,156
LCH.Clearnet	USD	5,000	Receives	3-month USD-LIBOR-BBA	0.90		5/11/17	(10,656)
LCH.Clearnet	USD	100,000	Receives	3-month USD-LIBOR-BBA	2.78		9/21/45	(17,213,783)
LCH.Clearnet	USD	45,000	Receives	3-month USD-LIBOR-BBA	2.50		10/28/45	(4,736,699)
LCH.Clearnet	USD	55,000	Receives	3-month USD-LIBOR-BBA	2.50		10/28/45	(5,789,299)
LCH.Clearnet(1)	USD	11,693	Receives	3-month USD-LIBOR-BBA	2.25	(2)	12/21/46	271,063

								$6,024,458

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after October 31, 2016.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Australia and New Zealand Banking Group Limited	KRW	29,000,000	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.45%	10/31/21	$(30,860)
Bank of America, N.A.	KRW	37,205,050	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.31	10/7/21	171,063
BNP Paribas	KRW	23,684,950	Receives	3-month Certificate of Deposit Rate (KWCDC)	1.31	10/7/21	107,591
Credit Suisse International	RUB	1,885,404	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	698,287
Credit Suisse International	RUB	628,468	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	206,371
Credit Suisse International	RUB	942,702	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	283,653
Credit Suisse International	RUB	616,145	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	178,074

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Deutsche Bank AG	CNY	196,293	Pays	7-day China Fixing Repo Rates	2.45%	6/18/17	$(64,171)
Deutsche Bank AG	CNY	74,067	Pays	7-day China Fixing Repo Rates	2.46	8/21/17	(29,505)
Goldman Sachs International	CNY	196,292	Pays	7-day China Fixing Repo Rates	2.45	6/18/17	(64,171)
Goldman Sachs International	CNY	209,345	Pays	7-day China Fixing Repo Rates	2.49	6/25/17	(59,386)
Goldman Sachs International	CNY	194,494	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	(68,954)
Goldman Sachs International	CNY	55,274	Pays	7-day China Fixing Repo Rates	2.45	8/20/17	(22,343)
Goldman Sachs International	RUB	1,405,144	Pays	3-month Moscow Prime Offered Rate	10.16	3/18/20	1,330,903
Standard Chartered Bank	CNY	187,466	Pays	7-day China Fixing Repo Rates	2.45	7/16/17	(67,476)
Standard Chartered Bank	CNY	35,375	Pays	7-day China Fixing Repo Rates	2.45	8/21/17	(14,348)
Standard Chartered Bank	CNY	98,159	Pays	7-day China Fixing Repo Rates	2.22	3/30/18	(118,697)

							$2,436,031

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation
Markit CDX North America High Yield Index	ICE Clear Credit	$75,000	5.00	%(1)	6/20/21	$(3,642,400)	$2,792,807	$(849,593)

						$(3,642,400)	$2,792,807	$(849,593)

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Termination Date	Net Unrealized Appreciation

Goldman Sachs International	$40,560	Receives	Market IOS Index Series FN-3513, 3.50%, 30-year	Pays	1-month USD- LIBOR-BBA	1/12/43	$242,914

							$242,914

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Portfolio of Investments — continued

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
EUR	–	Euro
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
ISK	–	Icelandic Krona
JPY	–	Japanese Yen
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso

NZD	–	New Zealand Dollar
OMR	–	Omani Rial
PEN	–	Peruvian Sol
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
TWD	–	New Taiwan Dollar
USD	–	United States Dollar
ZAR	–	South African Rand

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $1,387,235,620)	$1,348,214,328
Affiliated investment, at value (identified cost, $78,572,285)	78,586,680
Restricted cash*	37,441,487
Foreign currency, at value (identified cost, $9,796,927)	9,700,692
Interest and dividends receivable	9,286,267
Receivable for investments sold	11,786,850
Receivable for variation margin on open futures contracts	4,914,828
Receivable for open forward foreign currency exchange contracts	17,493,880
Receivable for open swap contracts	5,517,324
Receivable for closed swap contracts	6,586,209
Prepaid expenses	3,416
Total assets	$1,529,531,961

Liabilities
Cash collateral due to brokers	$12,034,224
Written options and swaptions outstanding, at value (premiums received, $6,799,324)	5,672,236
Payable for investments purchased	3,988,241
Payable for variation margin on open centrally cleared swap contracts	6,820,368
Payable for open forward foreign currency exchange contracts	17,421,233
Payable for open swap contracts	1,570,690
Due to custodian	628,895
Payable to affiliates:
Investment adviser fee	754,732
Trustees’ fees	5,667
Accrued foreign capital gains taxes	421,721
Accrued expenses	525,628
Total liabilities	$49,843,635
Net Assets applicable to investors’ interest in Portfolio	$1,479,688,326

Sources of Net Assets
Investors’ capital	$1,507,548,180
Net unrealized depreciation	(27,859,854)
Total	$1,479,688,326

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest (net of foreign taxes, $286,425)	$60,973,526
Dividends	10,531,862
Interest allocated from/dividends from affiliated investment	500,133
Expenses allocated from affiliated investment	(14,464)
Total investment income	$71,991,057

Expenses
Investment adviser fee	$9,669,629
Trustees’ fees and expenses	68,000
Custodian fee	665,521
Legal and accounting services	295,543
Miscellaneous	127,199
Total expenses	$10,825,892

Net investment income	$61,165,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $137,972)	$(5,540,474)
Investment transactions in/allocated from affiliated investment	5,233
Written options and swaptions	11,714,008
Futures contracts	(87,577,299)
Swap contracts	7,267,446
Foreign currency and forward foreign currency exchange contract transactions	(39,952,524)
Non-deliverable bond forward contracts	91,091
Capital gain distributions received	200,688
Net realized loss	$(113,791,831)
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $86,521)	$6,888,431
Investments — affiliated investment	14,395
Written options and swaptions	(1,681,701)
Futures contracts	16,881,391
Swap contracts	12,034,661
Foreign currency and forward foreign currency exchange contracts	8,992,543
Non-deliverable bond forward contracts	485,284
Net change in unrealized appreciation (depreciation)	$43,615,004

Net realized and unrealized loss	$(70,176,827)

Net decrease in net assets from operations	$(9,011,662)

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$61,165,165	$52,869,713
Net realized loss from investment transactions, written options and swaptions, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions, non-deliverable bond forward contracts and capital gain distributions received	(113,791,831)	(6,354,973)
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	43,615,004	(75,587,142)
Net decrease in net assets from operations	$(9,011,662)	$(29,072,402)
Capital transactions —
Contributions	$93,045,402	$1,027,022,158
Withdrawals	(463,410,560)	(160,472,773)
Net increase (decrease) in net assets from capital transactions	$(370,365,158)	$866,549,385

Net increase (decrease) in net assets	$(379,376,820)	$837,476,983

Net Assets
At beginning of year	$1,859,065,146	$1,021,588,163
At end of year	$1,479,688,326	$1,859,065,146

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.66%	0.66%	0.72%	0.72%	0.75%
Net investment income	3.75%	3.63%	5.32%	3.86%	1.92%
Portfolio Turnover	30%	32%	58%	123%	17%

Total Return	0.04%	(0.41)%	7.75%	(6.15)%	5.00%

Net assets, end of year (000’s omitted)	$1,479,688	$1,859,065	$1,021,588	$526,099	$518,829

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 89.7% and 10.3%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2016 were $15,806,116 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation. A summary of the Subsidiary’s financial information is presented below.

Subsidiary Financial Statement Information	Amount

Total assets	$15,850,006
Total liabilities	43,890
Net assets	15,806,116
Net investment income (loss)	(120,356)
Net realized gain (loss)	(10,315,968)
Net change in unrealized appreciation (depreciation)	1,455,660
Net increase (decrease) in net assets from operations	(8,980,664)

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

45

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps and volatility swaps, the pricing service valuations are based on the value of the underlying index or instrument, reference interest rate and volatility surface, as applicable. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

46

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the

47

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in

48

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Volatility Swaps — Volatility swaps involve the exchange of cash flows between two parties based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike multiplied by the notional amount. Changes in the value of the swap are recorded as unrealized gains and losses. Gains or losses are realized upon the termination of the contract. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying asset. Risk of loss is dependent on the volatility of the underlying instrument.

S  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $9,669,629 or 0.592% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2016 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$326,396,764	$597,661,481
U.S. Government and Agency Securities	114,471,988	180,210,017

	$440,868,752	$777,871,498

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including the Portfolio’s investment in the Subsidiary, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,520,635,915

Gross unrealized appreciation	$34,512,536
Gross unrealized depreciation	(118,040,716)

Net unrealized depreciation	$(83,528,180)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency transactions and accrued foreign capital gains taxes at October 31, 2016 on a federal income tax basis was $2,336,151.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Consolidated Portfolio of Investments. At October 31, 2016, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

50

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

Written options and swaptions activity for the year ended October 31, 2016 was as follows:

	Principal Amount of Contracts (000’s omitted)	Principal Amount of Contracts (000’s omitted)	Number of Contracts	Notional Amount — Swaptions (000’s omitted)			Premiums Received

Currency	EUR	USD		EUR	GBP	USD	USD
Outstanding, beginning of year	11,800	225,631	986	19,400	14,200	23,000	14,298,832
Options written	32,400	349,570	5,250	178,000	75,000	563,000	21,587,996
Options terminated in closing purchase transactions	—	—	(96)	—	(5,000)	—	(360,480)
Options exercised	(22,100)	(281,831)	(2,975)	(98,700)	(42,100)	(223,000)	(16,798,574)
Options expired	(22,100)	(218,370)	(3,165)	(98,700)	(42,100)	(123,000)	(11,928,450)

Outstanding, end of year	—	75,000	—	—	—	240,000	6,799,324

EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and options thereon, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swaps and swaptions to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures contracts and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, currency options, cross-currency swaps and volatility swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, inflation swaps, total return swaps, cross-currency swaps and swaptions to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $24,664,159. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $6,538,448 at October 31, 2016.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

51

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2016. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—	$8,579,328	$2,407,117	$10,986,445
Net unrealized depreciation*	1,467,001	—	—	—	37,964,317	39,431,318
Receivable for open forward foreign currency exchange contracts	—	—	—	17,493,880	—	17,493,880
Receivable for open swap contracts	—	—	—	—	5,517,324	5,517,324

Total Asset Derivatives	$1,467,001	$—	$—	$26,073,208	$45,888,758	$73,428,967

Derivatives not subject to master netting or similar agreements	$1,467,001	$—	$—	$—	$37,964,317	$39,431,318

Total Asset Derivatives subject to master netting or similar agreements	$—	$—	$—	$26,073,208	$7,924,441	$33,997,649

	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Written options and swaptions outstanding, at value	$—	$—	$—	$(5,288,375)	$(383,861)	$(5,672,236)
Net unrealized depreciation*	—	(849,593)	(112,775)	—	(32,044,110)	(33,006,478)
Payable for open forward foreign currency exchange contracts	—	—	—	(17,421,233)	—	(17,421,233)
Payable for open swap contracts	—	—	—	—	(1,570,690)	(1,570,690)

Total Liability Derivatives	$—	$(849,593)	$(112,775)	$(22,709,608)	$(33,998,661)	$(57,670,637)

Derivatives not subject to master netting or similar agreements	$—	$(849,593)	$(112,775)	$—	$(32,044,110)	$(33,006,478)

Total Liability Derivatives subject to master netting or similar agreements	$—	$—	$—	$(22,709,608)	$(1,954,551)	$(24,664,159)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

52

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$677,905	$(40,974)	$(30,897)	$—	$606,034
Barclays Bank PLC	1,022,480	(1,022,480)	—	—	—
BNP Paribas	2,735,499	(2,735,499)	—	—	—
Citibank, N.A.	2,159,780	(2,159,780)	—	—	—
Credit Suisse International	1,496,869	(756,596)	(740,273)	—	—
Deutsche Bank AG	6,582,652	(6,582,652)	—	—	—
Goldman Sachs International	6,173,090	(2,968,518)	(585,136)	—	2,619,436
ICBC Standard Bank plc	6,806	—	—	—	6,806
JPMorgan Chase Bank, N.A.	2,630,515	(683,314)	—	(1,947,201)	—
Morgan Stanley & Co. International PLC	258,482	(84,213)	(174,269)	—	—
Nomura International PLC	378,421	—	(276,337)	—	102,084
Standard Chartered Bank	9,653,955	(1,558,718)	—	(8,095,237)	—
UBS AG	221,195	—	—	—	221,195

	$33,997,649	$(18,592,744)	$(1,806,912)	$(10,042,438)	$3,555,555

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(30,860)	$—	$—	$—	$(30,860)
Bank of America, N.A.	(40,974)	40,974	—	—	—
Barclays Bank PLC	(2,968,528)	1,022,480	1,946,048	—	—
BNP Paribas	(3,542,447)	2,735,499	806,948	—	—
Citibank, N.A.	(2,684,711)	2,159,780	524,931	—	—
Credit Suisse International	(756,596)	756,596	—	—	—
Deutsche Bank AG	(9,345,280)	6,582,652	2,762,628	—	—
Goldman Sachs International	(2,968,518)	2,968,518	—	—	—
JPMorgan Chase Bank, N.A.	(683,314)	683,314	—	—	—
Morgan Stanley & Co. International PLC	(84,213)	84,213	—	—	—
Standard Chartered Bank	(1,558,718)	1,558,718	—	—	—

	$(24,664,159)	$18,592,744	$6,040,555	$—	$(30,860)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Information with respect to reverse repurchase agreements at October 31, 2016 is included at Note 7.

53

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$—	$(4,218,612)	$(1,096,125)
Futures contracts	(14,537,203)	—	(4,262,090)	—	(68,778,006)
Written options and swaptions	4,221,527	—	1,486,000	3,507,200	2,499,281
Swap contracts	—	4,865,176	—	—	2,402,270
Foreign currency and forward foreign currency exchange contract transactions	—	—	—	(46,030,744)	—
Non-deliverable bond forward contracts	—	—	—	—	91,091

Total	$(10,315,676)	$4,865,176	$(2,776,090)	$(46,742,156)	$(64,881,489)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$—	$1,331,194	$(988,883)
Futures contracts	1,320,441	—	(153,665)	—	15,714,615
Written options and swaptions	134,600	—	62,625	(2,930,033)	1,051,107
Swap contracts	—	(2,329,969)	—	—	14,364,630
Foreign currency and forward foreign currency exchange contracts	—	—	—	9,026,635	—

Non-deliverable bond forward contracts	—	—	—	—	485,284

Total	$1,455,041	$(2,329,969)	$(91,040)	$7,427,796	$30,626,753

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$44,457,000	$2,214,519,000	$1,442,205,000	$1,007,000	$36,154,000	$2,110,995,000

The average principal amount of purchased currency options contracts and average number of purchased index options contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were approximately $352,899,000 and 1,128 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

54

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

7  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of October 31, 2016. For the year ended October 31, 2016, the average borrowings under settled reverse repurchase agreements and the average interest rate were approximately $309,000 and 1.38%, respectively.

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2016, the Portfolio had an overdraft balance due to SSBT pursuant to the foregoing arrangement of $628,895. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2016. The Portfolio’s average overdraft advances during the year ended October 31, 2016 were not significant.

9  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

55

Global Opportunities Portfolio

October 31, 2016

Notes to Consolidated Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$243,168,629	$—	$243,168,629
Mortgage Pass-Throughs	—	46,683,067	—	46,683,067
Commercial Mortgage-Backed Securities	—	145,388,879	—	145,388,879
Asset-Backed Securities	—	186,270,895	—	186,270,895
Senior Floating-Rate Loans	—	81,097,744	—	81,097,744
Foreign Government Bonds	—	386,328,507	—	386,328,507
U.S. Treasury Obligations	—	111,145,573	—	111,145,573
U.S. Government Agency Obligations	—	22,724,241	—	22,724,241
Closed-End Funds	94,015,946	—	—	94,015,946
Currency Options Purchased	—	8,579,328	—	8,579,328
Interest Rate Swaptions Purchased	—	2,407,117	—	2,407,117
Short-Term Investments —
Foreign Government Securities	—	9,155,651	—	9,155,651
U.S. Treasury Obligations	—	11,248,751	—	11,248,751
Other	—	78,586,680	—	78,586,680

Total Investments	$94,015,946	$1,332,785,062	$—	$1,426,801,008

Forward Foreign Currency Exchange Contracts	$—	$17,493,880	$—	$17,493,880
Futures Contracts	4,394,110	—	—	4,394,110
Swap Contracts	—	40,554,532	—	40,554,532

Total	$98,410,056	$1,390,833,474	$—	$1,489,243,530

Liability Description
Interest Rate Swaptions Written	$—	$(383,861)	$—	$(383,861)
Currency Options Written	—	(5,288,375)	—	(5,288,375)
Forward Foreign Currency Exchange Contracts	—	(17,421,233)	—	(17,421,233)
Futures Contracts	(3,077,011)	—	—	(3,077,011)
Swap Contracts	—	(34,292,964)	—	(34,292,964)

Total	$(3,077,011)	$(57,386,433)	$—	$(60,463,444)
The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

56

Global Opportunities Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunities Portfolio and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

57

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

58

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

59

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

60

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

61

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most global equity markets delivered moderate gains for the 12-month period ended October 31, 2016. Continued low interest rates and a rebound in oil prices were countered by geopolitical tensions and concerns about sluggish economic growth.

Global stocks moved in a choppy pattern during the first two months of the period. Worries about a possible interest rate hike by the U.S. Federal Reserve (the Fed) offset positive economic news, including further gains in the U.S. job market and higher European retail sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, global stocks rose briefly before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, Britain’s “Brexit” vote to leave the European Union sent stocks into a two-day tailspin, but equity markets quickly rallied, recovering the lost ground. In the U.S., major stock indexes reached multiple record highs during July and August 2016.

Global stocks pulled back in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, global equities drifted lower on worries about the U.S. presidential election as well as concerns about China’s lagging economy and the possibility of rising interest rates.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, returned 1.18%. The MSCI EAFE Index, an index of developed-market international equities, declined 3.23%, while the MSCI Emerging Markets Index returned 9.27%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 4.51%.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 1.09% for Class A shares at net asset value, underperforming the Fund’s primary benchmark, the Russell 3000® Index (the Index), which returned 4.24% for the same period. The Fund underperformed the 4.57% return of its blended benchmark consisting of 90% Russell 3000® Index and 10% BofA Merrill Lynch Fixed Rate Preferred Securities Index (the Blended Index). The Fund’s performance is a function of the underlying portfolios in which it invests and its allocation among these portfolios, as well as the Fund’s direct investments.

During the 12-month period, domestic and large-cap equities generally outperformed international and small-cap equities. Also during the period, growth stocks generally lagged their value stock counterparts. The biggest detractors from Fund performance versus the Index were the Fund’s relatively higher exposures to international stocks and small-cap stocks.

Conversely, the Fund’s allocations to preferred stocks and other hybrid securities (which have characteristics of equity and debt securities) contributed to Fund performance versus the Index for the 12-month period. Three such securities were among the Fund’s top-performing individual securities. The hybrid securities of two large banks, JPMorgan Chase & Co. and Bank of America Corp., benefited from their attractive dividend yields, while higher energy prices helped boost a hybrid security of Australian mining company BHP Billiton Finance USA, Ltd.

During the 12-month period, Fund management made no significant changes to the Fund’s allocation mix. As of period end, the allocations to the Fund’s underlying component portfolios were: Tax-Managed Multi-Cap Growth Portfolio — 12.2%; Tax-Managed Growth Portfolio — 31.3%; Tax-Managed Value Portfolio — 27.6%; Tax-Managed International Equity Portfolio — 7.5%; Tax-Managed Small-Cap Portfolio — 10.8%; Preferred Stocks & Other Hybrid Securities (including exchange-traded funds which invest in similar investments) — 10.6%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Performance2,3

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	1.09%	10.44%	5.21%
Class A with 5.75% Maximum Sales Charge	—	—	–4.75	9.14	4.58
Class B at NAV	03/04/2002	03/04/2002	0.37	9.62	4.43
Class B with 5% Maximum Sales Charge	—	—	–4.38	9.34	4.43
Class C at NAV	03/04/2002	03/04/2002	0.32	9.62	4.42
Class C with 1% Maximum Sales Charge	—	—	–0.63	9.62	4.42
Class I at NAV	09/11/2015	03/04/2002	1.36	10.49	5.23
Russell 3000® Index	—	—	4.24%	13.34%	6.75%
Blended Index	—	—	4.57	12.78	6.55

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	–6.09%	8.12%	3.93%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–1.61	7.24	3.67
Class B After Taxes on Distributions	03/04/2002	03/04/2002	–5.70	8.41	3.86
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–1.40	7.41	3.56
Class C After Taxes on Distributions	03/04/2002	03/04/2002	–1.96	8.68	3.84
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.73	7.65	3.56
Class I After Taxes on Distributions	09/11/2015	03/04/2002	–0.12	9.31	4.44
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	1.96	8.20	4.08

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.33%	2.08%	2.08%	1.06%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$15,429	N.A.
Class C	$10,000	10/31/2006	$15,421	N.A.
Class I	$250,000	10/31/2006	$416,373	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. The blended index consists of 90% Russell 3000® Index and 10% BofA Merrill Lynch Fixed Rate Preferred Securities Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios) and also invests directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,023.80	$6.72	1.32%
Class B	$1,000.00	$1,020.10	$10.51	2.07%
Class C	$1,000.00	$1,019.60	$10.51	2.07%
Class I	$1,000.00	$1,025.10	$5.45	1.07%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.70	1.32%
Class B	$1,000.00	$1,014.70	$10.48	2.07%
Class C	$1,000.00	$1,014.70	$10.48	2.07%
Class I	$1,000.00	$1,019.80	$5.43	1.07%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Portfolio of Investments

Investments in Affiliated Portfolios — 89.6%

Description		Value

Tax-Managed Growth Portfolio (identified cost, $78,365,941)		$131,357,565
Tax-Managed International Equity Portfolio (identified cost, $31,225,154)		31,371,502
Tax-Managed Multi-Cap Growth Portfolio (identified cost, $34,230,637)		50,964,889
Tax-Managed Small-Cap Portfolio (identified cost, $39,314,452)		45,402,006
Tax-Managed Value Portfolio (identified cost, $87,542,396)		115,575,753

Total Investments in Affiliated Portfolios (identified cost $270,678,580)		$374,671,715

Preferred Stocks — 3.5%

Security	Shares	Value

Banks — 1.5%
KeyCorp, Series A, 7.75% (Convertible)	5,000	$682,500
People’s United Financial, Inc., Series A, 5.625%	8,200	214,020
Regions Financial Corp., Series A, 6.375%	39,526	1,026,885
SunTrust Banks, Inc., Series E, 5.875%	46,350	1,201,856
Texas Capital Bancshares, Inc., 6.50%	40,000	1,029,200
Wells Fargo & Co., Series L, 7.50% (Convertible)	1,700	2,218,500

		$6,372,961

Capital Markets — 0.6%
KKR & Co., LP, Series A, 6.75%	28,000	$757,680
Morgan Stanley, Series G, 6.625%	21,325	583,239
Northern Trust Corp., Series C, 5.85%	40,000	1,076,400

		$2,417,319

Consumer Finance — 0.4%
Capital One Financial Corp., Series B, 6.00%	40,000	$1,032,400
Discover Financial Services, Series B, 6.50%	20,000	523,800

		$1,556,200

Diversified Financial Services — 0.3%
KKR Financial Holdings, LLC, Series A, 7.375%	40,000	$1,039,600

		$1,039,600

Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	15,716	$402,015
Southern Co. (The), 6.25%	23,828	636,446

		$1,038,461

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.4%
DDR Corp., Series J, 6.50%	40,000	$1,029,600
Vornado Realty Trust, Series K, 5.70%	20,000	506,600

		$1,536,200

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	13,372	$346,067

		$346,067

Thrifts & Mortgage Finance — 0.0%(1)
EverBank Financial Corp., Series A, 6.75%	7,521	$192,011

		$192,011

Total Preferred Stocks (identified cost $14,006,182)		$14,498,819

Debt Obligations — 3.3%(2)

Security	Principal Amount (000’s omitted)	Value

Banks — 2.4%
Banco do Brasil SA, 9.00% to 6/18/24(3)(4)(5)	$1,030	$957,900
Bank of America Corp., Series AA, 6.10% to 3/17/25(3)(5)	1,000	1,046,010
Barclays PLC, 8.25% to 12/15/18(3)(5)	1,030	1,045,836
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(4)	500	479,430
Credit Agricole SA, 7.875% to 1/23/24(3)(4)(5)	365	371,161
Deutsche Bank AG, 7.50% to 4/30/25(3)(5)	600	492,000
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(3)(5)	500	483,850
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(3)(5)	1,673	1,702,278
Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(5)	1,200	1,239,000
M&T Bank Corp., Series F, 5.125% to 11/1/26(3)(5)	350	353,500
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(3)(5)	210	209,475
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(3)(5)	668	636,270
Standard Chartered PLC, 7.014% to 7/30/37(3)(4)(5)	700	774,200
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)(5)	87	93,199

		$9,884,109

Capital Markets — 0.2%
UBS Group AG, 6.875% to 8/7/25(3)(5)(6)	$1,000	$992,302

		$992,302

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 0.1%
AES Gener SA, 8.375% to 6/18/19, 12/18/73(3)(4)	$515	$548,475

		$548,475

Food Products — 0.3%
Land O’ Lakes, Inc., 8.00%,(4)(5)	$964	$1,021,840

		$1,021,840

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(3)(4)	$431	$489,185

		$489,185

Oil, Gas & Consumable Fuels — 0.0%(1)
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(3)(4)(5)(7)	$500	$33,250

		$33,250

Telecommunications — 0.2%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20(3)(4)(5)	$964	$858,924

		$858,924

Total Debt Obligations (identified cost $14,202,821)		$13,828,085

Exchange-Traded Funds — 3.8%

Security	Shares	Value

Equity Funds — 3.8%
iShares U.S. Preferred Stock ETF	407,636	$15,877,422

Total Exchange-Traded Funds (identified cost $16,014,077)		$15,877,422

Total Investments — 100.2% (identified cost $314,901,660)		$418,876,041

Other Assets, Less Liabilities — (0.2)%		$(832,710)

Net Assets — 100.0%		$418,043,331

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Amount is less than 0.05%.
(2)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $5,534,365 or 1.3% of the Fund’s net assets.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $992,302 or 0.2% of the Fund’s net assets.

(7)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Affiliated investments, at value (identified cost, $270,678,580)	$374,671,715
Unaffiliated investments, at value (identified cost, $44,223,080)	44,204,326
Interest receivable	217,495
Receivable for Fund shares sold	147,855
Total assets	$419,241,391

Liabilities
Payable for investments purchased	$210,000
Payable for Fund shares redeemed	521,290
Payable to affiliates:
Investment adviser fee	83,203
Administration fee	53,779
Distribution and service fees	191,953
Trustees’ fees	42
Accrued expenses	137,793
Total liabilities	$1,198,060
Net Assets	$418,043,331

Sources of Net Assets
Paid-in capital	$267,034,390
Accumulated net realized gain	44,626,476
Accumulated undistributed net investment income	2,408,084
Net unrealized appreciation	103,974,381
Total	$418,043,331

Class A Shares
Net Assets	$227,185,527
Shares Outstanding	13,547,772
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.77
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.79

Class B Shares
Net Assets	$3,940,824
Shares Outstanding	250,590
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.73

Class C Shares
Net Assets	$162,449,541
Shares Outstanding	10,432,306
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.57

Class I Shares
Net Assets	$24,467,439
Shares Outstanding	1,459,725
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.76

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividend income	$1,696,632
Dividend income allocated from affiliated Portfolios (net of foreign taxes, $162,806)	7,576,702
Interest income	1,226,403
Interest income allocated from affiliated Portfolios	21,766
Securities lending income allocated from affiliated Portfolio, net	4,392
Expenses allocated from affiliated Portfolios	(2,432,371)
Total investment income	$8,093,524

Expenses
Investment adviser fee	$963,963
Administration fee	633,817
Distribution and service fees
Class A	594,163
Class B	52,791
Class C	1,658,855
Trustees’ fees and expenses	500
Custodian fee	41,220
Transfer and dividend disbursing agent fees	282,869
Legal and accounting services	69,554
Printing and postage	38,580
Registration fees	62,327
Miscellaneous	15,415
Total expenses	$4,414,054

Net investment income	$3,679,470

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(38,965)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	11,431,169 (1)
Foreign currency transactions	46,220
Net realized gain	$11,438,424
Change in unrealized appreciation (depreciation) —
Unaffiliated investments	$4,305
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	(12,286,017)
Foreign currency	(26,776)
Net change in unrealized appreciation (depreciation)	$(12,308,488)

Net realized and unrealized loss	$(870,064)

Net increase in net assets from operations	$2,809,406

(1)	Includes $9,454,304 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$3,679,470	$1,807,588
Net realized gain from investment transactions, foreign currency transactions and disposal of investments in violation of restrictions and net increase from payment by affiliate	11,438,424 (1)	32,505,164 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(12,308,488)	(21,023,129)
Net increase in net assets from operations	$2,809,406	$13,289,623
Distributions to shareholders —
From net investment income
Class A	$(1,788,983)	$(1,517,695)
Class C	(19,984)	—
Class I	(58,992)	—
From net realized gain
Class A	(13,230,355)	(13,203,366)
Class B	(352,084)	(537,166)
Class C	(9,598,576)	(9,188,291)
Class I	(319,315)	—
Total distributions to shareholders	$(25,368,289)	$(24,446,518)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$14,752,602	$19,105,081
Class B	140,590	156,085
Class C	10,636,220	12,156,329
Class I	26,011,368	401,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14,096,040	13,574,534
Class B	322,960	477,140
Class C	8,439,024	7,974,079
Class I	186,635	—
Cost of shares redeemed
Class A	(55,495,432)	(28,879,684)
Class B	(736,896)	(1,150,439)
Class C	(20,770,167)	(18,768,193)
Class I	(2,192,917)	—
Net asset value of shares exchanged
Class A	2,590,108	3,213,234
Class B	(2,590,108)	(3,213,234)
Net increase (decrease) in net assets from Fund share transactions	$(4,609,973)	$5,045,932

Net decrease in net assets	$(27,168,856)	$(6,110,963)

Net Assets
At beginning of year	$445,212,187	$451,323,150
At end of year	$418,043,331	$445,212,187

Accumulated undistributed net investment income included in net assets
At end of year	$2,408,084	$1,091,304

(1)	Includes $9,454,304 of net realized gains from redemptions in-kind.

(2)	Includes $7,470,836 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015		2014	2013	2012
Net asset value — Beginning of year	$17.630	$18.060		$16.930	$14.230	$12.770

Income (Loss) From Operations
Net investment income(1)	$0.193	$0.125		$0.121	$0.119	$0.103
Net realized and unrealized gain (loss)	(0.017)	0.456		1.768	3.408	1.409

Total income from operations	$0.176	$0.581		$1.889	$3.527	$1.512

Less Distributions
From net investment income	$(0.123)	$(0.104)		$(0.100)	$(0.135)	$(0.052)
From net realized gain	(0.913)	(0.907)		(0.659)	(0.692)	—

Total distributions	$(1.036)	$(1.011)		$(0.759)	$(0.827)	$(0.052)

Net asset value — End of year	$16.770	$17.630		$18.060	$16.930	$14.230

Total Return(2)	1.09%	3.29	%(3)	11.48%	26.30%	11.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$227,186	$264,329		$263,319	$243,134	$213,244
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.32%	1.33%		1.33%	1.36%	1.36%
Net investment income	1.17%	0.71%		0.70%	0.78%	0.76%
Portfolio Turnover of the Fund(6)	6%	24%		1%	2%	0	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	Amount is less than 0.5%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015		2014	2013	2012
Net asset value — Beginning of year	$16.590	$17.050		$16.010	$13.460	$12.130

Income (Loss) From Operations
Net investment income (loss)(1)	$0.068	$(0.006)		$(0.004)	$0.010	$0.001
Net realized and unrealized gain (loss)	(0.015)	0.430		1.665	3.237	1.329

Total income from operations	$0.053	$0.424		$1.661	$3.247	$1.330

Less Distributions
From net investment income	$—	$—		$—	$(0.005)	$—
From net realized gain	(0.913)	(0.884)		(0.621)	(0.692)	—

Total distributions	$(0.913)	$(0.884)		$(0.621)	$(0.697)	$—

Net asset value — End of year	$15.730	$16.590		$17.050	$16.010	$13.460

Total Return(2)	0.37%	2.52	%(3)	10.63%	25.36%	10.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,941	$7,193		$11,189	$15,558	$19,055
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.08%	2.08%		2.08%	2.11%	2.11%
Net investment income (loss)	0.44%	(0.04)%		(0.03)%	0.07%	0.01%
Portfolio Turnover of the Fund(6)	6%	24%		1%	2%	0	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	Amount is less than 0.5%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015		2014	2013	2012
Net asset value — Beginning of year	$16.430	$16.900		$15.900	$13.410	$12.070

Income (Loss) From Operations
Net investment income (loss)(1)	$0.064	$(0.006)		$(0.008)	$0.005	$0.001
Net realized and unrealized gain (loss)	(0.009)	0.421		1.659	3.209	1.339

Total income from operations	$0.055	$0.415		$1.651	$3.214	$1.340

Less Distributions
From net investment income	$(0.002)	$—		$—	$(0.032)	$—
From net realized gain	(0.913)	(0.885)		(0.651)	(0.692)	—

Total distributions	$(0.915)	$(0.885)		$(0.651)	$(0.724)	$—

Net asset value — End of year	$15.570	$16.430		$16.900	$15.900	$13.410

Total Return(2)	0.32%	2.55	%(3)	10.65%	25.25%	11.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$162,450	$173,279		$176,815	$168,924	$148,716
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.07%	2.08%		2.08%	2.11%	2.11%
Net investment income (loss)	0.42%	(0.04)%		(0.05)%	0.04%	0.01%
Portfolio Turnover of the Fund(6)	6%	24%		1%	2%	0	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.025 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.19%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	Amount is less than 0.5%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net asset value — Beginning of period	$17.620	$16.890

Income (Loss) From Operations
Net investment income (loss)(2)	$0.226	$(0.009)
Net realized and unrealized gain (loss)	(0.004)	0.739

Total income from operations	$0.222	$0.730

Less Distributions
From net investment income	$(0.169)	$—
From net realized gain	(0.913)	—

Total distributions	$(1.082)	$—

Net asset value — End of period	$16.760	$17.620

Total Return(3)	1.36%	4.32	%(4)(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,467	$410
Ratios (as a percentage of average daily net assets):(6)
Expenses(7)	1.07%	1.06	%(8)
Net investment income (loss)	1.36%	(0.35	)%(8)
Portfolio Turnover(9)	6%	24	%(10)

(1)	For the period from the commencement of operations, September 11, 2015, to October 31, 2015.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

During the year ended October 31, 2015, the investment adviser reimbursed the Fund for a net loss realized on the disposal of investments which did not meet the Fund’s investment guidelines and which amounted to $0.027 per share. Had the Fund not received the reimbursement, total return would have been lower by 0.18%.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(7)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2015.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance or its affiliates. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2016 were as follows: Tax-Managed Growth Portfolio (1.1%), Tax-Managed Value Portfolio (17.9%), Tax-Managed International Equity Portfolio (48.0%), Tax-Managed Multi-Cap Growth Portfolio (42.8%) and Tax-Managed Small-Cap Portfolio (30.9%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolios’ investment in Cash Reserves Fund reflected the Portfolios’ proportionate interest in its net assets and the Portfolios’ recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Notes to Financial Statements — continued

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$1,867,959	$1,863,888
Long-term capital gains	23,500,330	22,582,630

During the year ended October 31, 2016, accumulated net realized gain was increased by $16,064,473, accumulated undistributed net investment income was decreased by $494,731 and paid-in capital was decreased by $15,569,742 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for the Fund’s investment in the Portfolios, premium amortization, accretion of market discount and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,164,548
Undistributed long-term capital gains	$788,871
Net unrealized appreciation	$147,811,986
Other temporary differences	$243,536

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the Fund’s investment in the Portfolios, investments in partnerships, premium amortization, accretion of market discount and preferred securities.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$271,064,055

Gross unrealized appreciation	$148,610,731
Gross unrealized depreciation	(798,745)

Net unrealized appreciation	$147,811,986

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2016, the Fund’s investment adviser fee totaled $3,168,917, of which $2,204,954 was allocated from the Portfolios and $963,963 was paid or accrued directly by the Fund. For the year ended October 31, 2016, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $633,817.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $40,213 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that EVD, an affiliate of EVM, received $34,631 as its portion of the sales charge on sales of Class A

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Notes to Financial Statements — continued

shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $594,163 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $39,593 and $1,244,141 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $13,198 and $414,714 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $400 and $5,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$5,525,458	$15,635,367
Tax-Managed Value Portfolio	5,037,918	14,255,776
Tax-Managed International Equity Portfolio	1,462,621	4,138,774
Tax-Managed Multi-Cap Growth Portfolio	2,193,932	6,208,161
Tax-Managed Small-Cap Portfolio	2,031,419	5,748,297

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $11,295,150 and $11,864,887, respectively, for the year ended October 31, 2016.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	888,155	1,093,988
Issued to shareholders electing to receive payments of distributions in Fund shares	853,271	779,698
Redemptions	(3,346,205)	(1,639,428)
Exchange from Class B shares	155,183	180,814

Net increase (decrease)	(1,449,596)	415,072

	Year Ended October 31,
Class B	2016	2015

Sales	8,937	9,641
Issued to shareholders electing to receive payments of distributions in Fund shares	20,716	28,935
Redemptions	(47,736)	(69,611)
Exchange to Class A shares	(164,966)	(191,572)

Net decrease	(183,049)	(222,607)

	Year Ended October 31,
Class C	2016	2015

Sales	693,179	738,021
Issued to shareholders electing to receive payments of distributions in Fund shares	546,569	488,009
Redemptions	(1,351,003)	(1,143,551)

Net increase (decrease)	(111,255)	82,479

Class I	Year Ended October 31, 2016	Period Ended October 31, 2015(1)

Sales	1,556,790	23,302
Issued to shareholders electing to receive payments of distributions in Fund shares	11,332	—
Redemptions	(131,699)	—

Net increase	1,436,423	23,302

(1)	Class I commenced operations on September 11, 2015.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Investments in Affiliated Portfolios	$374,671,715		$—	$—	$374,671,715
Preferred Stocks	14,498,819	*	—	—	14,498,819
Debt Obligations	—		13,828,085	—	13,828,085
Exchange-Traded Funds	15,877,422		—	—	15,877,422

Total Investments	$405,047,956		$13,828,085	$—	$418,876,041

*	The level classification is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 22, 2016

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $8,892,308, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2016, $934,181 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks)
(2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals)
(2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.16

Eaton Vance

Tax-Managed Global Dividend Income Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	32

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most global equity markets delivered moderate gains for the 12-month period ended October 31, 2016. Continued low interest rates and a rebound in oil prices were countered by geopolitical tensions and concerns about sluggish economic growth.

Global stocks moved in a choppy pattern during the first two months of the period. Worries about a possible interest rate hike by the U.S. Federal Reserve (the Fed) offset positive economic news, including further gains in the U.S. job market and higher European retail sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, global stocks rose briefly before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, Britain’s “Brexit” vote to leave the European Union sent stocks into a two-day tailspin, but equity markets quickly rallied, recovering the lost ground. In the U.S., major stock indexes reached multiple record highs during July and August 2016.

Global stocks pulled back in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, global equities drifted lower on worries about the U.S. presidential election as well as concerns about China’s lagging economy and the possibility of rising interest rates.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, returned 1.18%. The MSCI EAFE Index, an index of developed-market international equities, declined 3.23%, while the MSCI Emerging Markets Index returned 9.27%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 4.51%.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) had a total return of –1.71% for Class A shares at net asset value (NAV), underperforming the 1.18% return of the Fund’s benchmark, the MSCI World Index (the Index).

The Fund’s common stock allocation underperformed the Index during the period. Stock selection in the health care and financials sectors and an underweight in the materials sector, which was the strongest-performing sector in the Index, detracted from Fund performance versus the Index.

Within health care, the Fund’s out-of-Index holding in Teva Pharmaceutical Industries, Ltd. ADR and overweight positions, relative to the Index, in drug makers Novo Nordisk A/S and Bayer AG detracted from performance versus the Index. All three stocks were hurt by headline news about high drug prices, which raised concerns during an election year that a new administration might press for increased scrutiny of drug prices. Bayer’s stock was also affected by negative reaction to its takeover of agricultural chemical and seed company Monsanto. As of period end, Bayer was no longer held in the portfolio. In the financials sector, the Fund’s overweight position in financial services giant Credit Suisse Group AG detracted from performance versus the Index, as a difficult global environment for Credit Suisse’s securities trading business hindered the firm’s efforts to restructure itself.

In contrast, stock selection in the industrials, information technology (IT) and energy sectors aided Fund performance versus the Index. Within industrials, the Fund’s overweight position in Brambles Ltd., a global supplier and manager of shipping pallets and containers, helped performance versus the Index as the firm reported strong growth early in the period and raised projections for future income and profits. As of period end, Brambles was no longer held in the portfolio. An overweight in Keyence Corp., a global supplier of factory automation equipment, aided results versus the Index in IT, as a result of strong demand for its products.

For the 12-month period, the Fund’s preferred security allocation (i.e., preferred stocks and corporate bonds and notes with preferred characteristics) helped Fund performance versus the Index. The preferred allocation outperformed both the Index and the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index (“BofA Index”). The outperformance was driven by several emerging market holdings that performed well; by an overweight in institutional issues that trade in the over-the-counter market, which in general performed better than retail (exchange-traded) issues; and by the preferred allocation’s longer duration relative to the BofA Index. A longer duration6 positioned the Fund to benefit more when rates fell during the period and prices rose.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Performance2,3

Portfolio Managers Michael A. Allison, CFA and John H. Croft, CFA, of Eaton Vance Management; Christopher M. Dyer, CFA of Eaton Vance Management (International) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	–1.71%	7.57%	3.10%
Class A with 5.75% Maximum Sales Charge	—	—	–7.35	6.29	2.49
Class B at NAV	05/30/2003	05/30/2003	–2.37	6.77	2.33
Class B with 5% Maximum Sales Charge	—	—	–7.10	6.46	2.33
Class C at NAV	05/30/2003	05/30/2003	–2.36	6.78	2.34
Class C with 1% Maximum Sales Charge	—	—	–3.31	6.78	2.34
Class I at NAV	08/27/2007	05/30/2003	–1.47	7.83	3.34
MSCI World Index	—	—	1.18%	9.01%	3.89%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	–8.20%	5.37%	1.57%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–3.46	4.95	2.02
Class B After Taxes on Distributions	05/30/2003	05/30/2003	–7.83	5.69	1.56
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–3.42	5.10	1.92
Class C After Taxes on Distributions	05/30/2003	05/30/2003	–4.04	6.02	1.56
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–1.27	5.35	1.92
Class I After Taxes on Distributions	08/27/2007	05/30/2003	–2.43	6.83	2.38
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	–0.04	6.19	2.70

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.18%	1.93%	1.93%	0.93%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$12,595	N.A.
Class C	$10,000	10/31/2006	$12,601	N.A.
Class I	$250,000	10/31/2006	$347,312	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)5

Top 10 Common Stock Holdings (% of total investments)

Alphabet, Inc., Class C	3.6%

Wells Fargo & Co.	2.4

JPMorgan Chase & Co.	2.1

Nippon Telegraph & Telephone Corp.	2.0

Kubota Corp.	2.0

Facebook, Inc., Class A	2.0

Johnson & Johnson	1.8

Chubb, Ltd.	1.8

Apple, Inc.	1.8

Visa, Inc., Class A	1.7

Total	21.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,003.10	$5.99	1.19%
Class B	$1,000.00	$999.30	$9.75	1.94%
Class C	$1,000.00	$1,000.30	$9.75	1.94%
Class I	$1,000.00	$1,004.40	$4.74	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.04	1.19%
Class B	$1,000.00	$1,015.40	$9.83	1.94%
Class C	$1,000.00	$1,015.40	$9.83	1.94%
Class I	$1,000.00	$1,020.40	$4.77	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Portfolio of Investments

Common Stocks — 88.4%

Security	Shares	Value

Aerospace & Defense — 1.1%
CAE, Inc.	572,268	$8,038,119

		$8,038,119

Auto Components — 0.9%
Goodyear Tire & Rubber Co. (The)	223,366	$6,484,315

		$6,484,315

Banks — 9.7%
BNP Paribas SA	85,113	$4,935,129
DBS Group Holdings, Ltd.	346,319	3,732,871
ING Groep NV	376,207	4,938,473
JPMorgan Chase & Co.	225,914	15,646,803
Mitsubishi UFJ Financial Group, Inc.	1,995,456	10,296,171
PNC Financial Services Group, Inc. (The)	93,855	8,972,538
U.S. Bancorp	152,866	6,842,282
Wells Fargo & Co.	384,483	17,690,063

		$73,054,330

Beverages — 3.9%
Anheuser-Busch InBev SA/NV	86,851	$9,967,871
Constellation Brands, Inc., Class A	40,872	6,830,529
Diageo PLC	478,553	12,737,424

		$29,535,824

Biotechnology — 3.0%
Celgene Corp.(1)	102,279	$10,450,868
Shire PLC	216,967	12,250,542

		$22,701,410

Capital Markets — 1.0%
Credit Suisse Group AG	213,295	$2,976,057
Credit Suisse Group AG(2)	315,146	4,397,161

		$7,373,218

Chemicals — 1.4%
BASF SE	56,082	$4,950,804
PPG Industries, Inc.	57,498	5,354,789

		$10,305,593

Security	Shares	Value

Containers & Packaging — 1.0%
Sealed Air Corp.	171,498	$7,825,454

		$7,825,454

Diversified Telecommunication Services — 2.0%
Nippon Telegraph & Telephone Corp.	338,838	$15,023,003

		$15,023,003

Electric Utilities — 2.6%
American Electric Power Co., Inc.	109,489	$7,099,267
NextEra Energy, Inc.	97,278	12,451,584

		$19,550,851

Electrical Equipment — 1.1%
Melrose Industries PLC	4,013,499	$8,282,631

		$8,282,631

Electronic Equipment, Instruments & Components — 1.6%
Keyence Corp.	15,949	$11,692,075

		$11,692,075

Energy Equipment & Services — 1.4%
Halliburton Co.	100,537	$4,624,702
Schlumberger, Ltd.	75,899	5,937,579

		$10,562,281

Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	55,292	$6,479,670
Equity Residential	154,756	9,556,183

		$16,035,853

Food Products — 0.7%
Kerry Group PLC, Class A	71,267	$5,172,265

		$5,172,265

Health Care Equipment & Supplies — 1.1%
Medtronic PLC	104,133	$8,540,989

		$8,540,989

Hotels, Restaurants & Leisure — 0.5%
Accor SA	107,904	$4,094,565

		$4,094,565

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 1.7%
Newell Brands, Inc.	262,617	$12,610,868

		$12,610,868

Household Products — 1.1%
Reckitt Benckiser Group PLC	96,210	$8,606,995

		$8,606,995

Insurance — 4.9%
AIA Group, Ltd.	1,486,493	$9,351,530
Chubb, Ltd.	105,475	13,395,325
Prudential PLC	323,019	5,271,305
St. James’s Place PLC	777,169	8,975,375

		$36,993,535

Internet & Direct Marketing Retail — 1.6%
Amazon.com, Inc.(1)	15,700	$12,400,174

		$12,400,174

Internet Software & Services — 5.5%
Alphabet, Inc., Class C(1)	34,288	$26,900,308
Facebook, Inc., Class A(1)	113,657	14,887,930

		$41,788,238

IT Services — 1.7%
Visa, Inc., Class A	158,571	$13,083,693

		$13,083,693

Machinery — 4.3%
Fortive Corp.	231,850	$11,835,942
Komatsu, Ltd.	244,358	5,439,190
Kubota Corp.	925,993	14,925,481

		$32,200,613

Media — 2.5%
Interpublic Group of Cos., Inc.	318,957	$7,141,447
Time Warner, Inc.	132,721	11,810,842

		$18,952,289

Metals & Mining — 0.7%
Rio Tinto, Ltd.	119,964	$4,963,446

		$4,963,446

Security	Shares	Value

Multi-Utilities — 0.6%
National Grid PLC	333,908	$4,343,401

		$4,343,401

Oil, Gas & Consumable Fuels — 5.0%
Anadarko Petroleum Corp.	200,617	$11,924,674
Chevron Corp.	78,037	8,174,376
Occidental Petroleum Corp.	139,150	10,145,427
Royal Dutch Shell PLC, Class B	302,220	7,795,010

		$38,039,487

Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	101,669	$8,858,420

		$8,858,420

Pharmaceuticals — 8.2%
Allergan PLC(1)	54,633	$11,415,019
Eli Lilly & Co.	166,765	12,313,928
Johnson & Johnson	117,761	13,659,098
Novo Nordisk A/S, Class B	203,486	7,249,286
Roche Holding AG PC	37,415	8,593,535
Teva Pharmaceutical Industries, Ltd. ADR	205,604	8,787,515

		$62,018,381

Professional Services — 1.5%
Verisk Analytics, Inc.(1)	139,127	$11,345,807

		$11,345,807

Road & Rail — 1.7%
Union Pacific Corp.	145,358	$12,817,668

		$12,817,668

Semiconductors & Semiconductor Equipment — 1.7%
ASML Holding NV	121,510	$12,855,019

		$12,855,019

Specialty Retail — 2.5%
Industria de Diseno Textil SA	270,812	$9,449,285
Lowe’s Cos., Inc.	146,056	9,734,632

		$19,183,917

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	117,493	$13,340,155

		$13,340,155

Textiles, Apparel & Luxury Goods — 2.7%
LVMH Moet Hennessy Louis Vuitton SE	43,483	$7,916,564
NIKE, Inc., Class B	116,878	5,864,938
Pandora A/S	51,542	6,703,320

		$20,484,822

Tobacco — 0.6%
Reynolds American, Inc.	79,554	$4,381,834

		$4,381,834

Trading Companies & Distributors — 1.1%
Brenntag AG	149,697	$8,002,830

		$8,002,830

Wireless Telecommunication Services — 0.7%
Vodafone Group PLC	1,783,244	$4,897,367

		$4,897,367

Total Common Stocks (identified cost $654,450,633)		$666,441,735

Preferred Stocks — 3.2%

Security	Shares	Value

Banks — 1.7%
AgriBank FCB, 6.875% to 1/1/24(3)	18,968	$2,041,431
CoBank ACB, Series F, 6.25% to 10/1/22(3)	10,875	1,164,645
Farm Credit Bank of Texas, Series 1, 10.00%	635	776,287
IBERIABANK Corp., Series C, 6.60% to 5/1/26(3)	25,910	681,951
KeyCorp, Series A, 7.75% (Convertible)	13,268	1,811,082
People’s United Financial, Inc., Series A, 5.625% to 12/15/26(3)	10,325	269,482
Regions Financial Corp., Series A, 6.375%	21,219	551,270
Texas Capital Bancshares, Inc., 6.50%	59,990	1,543,543
Texas Capital Bancshares, Inc., Series A, 6.50%	13,552	349,506
Webster Financial Corp., Series E, 6.40%	67,815	1,757,765
Wells Fargo & Co., Series L, 7.50% (Convertible)	1,579	2,060,595

		$13,007,557

Security	Shares	Value

Capital Markets — 0.1%
KKR & Co., LP, Series A, 6.75%	12,828	$347,126

		$347,126

Consumer Finance — 0.2%
SLM Corp., Series B, 2.55%(4)	24,070	$1,174,977

		$1,174,977

Diversified Financial Services — 0.1%
KKR Financial Holdings, LLC, Series A, 7.375%	21,100	$548,389

		$548,389

Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	6,732	$168,704
Southern Co. (The), 6.25%	41,700	1,113,807

		$1,282,511

Equity Real Estate Investment Trusts (REITs) — 0.1%
DDR Corp., Series K, 6.25%	35,725	$918,847

		$918,847

Food Products — 0.2%
Ocean Spray Cranberries, Inc., 6.25%(5)	16,860	$1,517,928

		$1,517,928

Insurance — 0.1%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(3)(6)	5,000	$1,000,000

		$1,000,000

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	30,093	$770,381

		$770,381

Pipelines — 0.1%
NuStar Logistics LP, 7.625% to 1/15/18(3)	38,248	$979,531

		$979,531

Thrifts & Mortgage Finance — 0.3%
Elmira Savings Bank, 8.998% to 12/31/17(3)	1,880	$1,786,000
EverBank Financial Corp., Series A, 6.75%	26,443	675,090

		$2,461,090

Total Preferred Stocks (identified cost $26,025,105)		$24,008,337

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Portfolio of Investments — continued

Corporate Bonds & Notes — 4.3%

Security	Principal Amount (000’s omitted)	Value

Banks — 1.5%
Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(3)(5)(7)	$200	$220,008
Banco do Brasil SA, 9.00% to 6/18/24(3)(5)(7)	513	477,090
Bank of America Corp., Series AA, 6.10% to 3/17/25(3)(7)	1,351	1,413,160
Barclays PLC, 8.25% to 12/15/18(3)(7)	831	843,777
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(5)	1,023	980,914
Citigroup, Inc., Series T, 6.25% to 8/15/26(3)(7)	981	1,057,420
Credit Agricole SA, 7.875% to 1/23/24(3)(5)(7)	545	554,200
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)(7)	835	878,545
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20(3)(7)	421	428,367
Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(7)	1,725	1,781,062
M&T Bank Corp., Series F, 5.125% to 11/1/26(3)(7)	430	434,300
PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(3)(7)	260	259,350
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(3)(7)	859	818,197
Zions Bancorporation, Series I, 5.80% to 9/15/23(3)(7)	211	204,934
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)(7)	1,123	1,203,014

		$11,554,338

Capital Markets — 0.3%
UBS Group AG, 6.875% to 8/7/25(3)(7)(8)	$2,117	$2,100,703

		$2,100,703

Diversified Financial Services — 0.9%
Cadence Financial Corp., 4.875%, 6/28/19(5)	$863	$822,007
Leucadia National Corp., 6.625%, 10/23/43	1,150	1,143,268
PPTT, 2006-A GS, Class A, 5.737%(5)(7)	4,541	4,336,769
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(5)	524	379,900

		$6,681,944

Electric Utilities — 0.4%
AES Gener SA, 8.375% to 6/18/19, 12/18/73(3)(5)	$1,260	$1,341,900
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)	1,580	1,749,088
NextEra Energy Capital Holdings, Inc., Series D, 7.30% to 9/1/17, 9/1/67(3)	160	161,200

		$3,252,188

Energy Equipment & Services — 0.0%(9)
Abengoa Finance S.A.U., 7.75%, 2/1/20(5)(10)	$967	$38,680

		$38,680

Security	Principal Amount (000’s omitted)	Value

Food Products — 0.2%
Land O’ Lakes, Inc., 8.00%(5)(7)	$1,542	$1,634,520

		$1,634,520

Insurance — 0.4%
Genworth Financial, Inc., 7.625%, 9/24/21	$180	$168,750
Voya Financial, Inc., 5.65% to 5/15/23, 5/15/53(3)	765	762,131
XLIT, Ltd., Series E, 6.50% to 4/15/17(3)(7)	2,952	2,271,195

		$3,202,076

Metals & Mining — 0.1%
BHP Billiton Finance USA, Ltd., 6.75% to 10/19/25, 10/19/75(3)(5)	$637	$722,995

		$722,995

Multi-Utilities — 0.0%(9)
Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(3)	$200	$208,500

		$208,500

Oil, Gas & Consumable Fuels — 0.0%(9)
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24(3)(5)(7)(10)	$1,824	$121,296

		$121,296

Pipelines — 0.1%
Transcanada Trust, Series 16-A, 5.875% to 8/15/26, 8/15/76(3)	$545	$584,513

		$584,513

Telecommunications — 0.3%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20(3)(5)(7)	$2,103	$1,873,773

		$1,873,773

Thrifts & Mortgage Finance — 0.1%
Flagstar Bancorp, Inc., 6.125%, 7/15/21(5)	$390	$406,612

		$406,612

Total Corporate Bonds & Notes (identified cost $34,950,324)		$32,382,138

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Portfolio of Investments — continued

Exchange-Traded Funds — 1.4%

Security	Shares	Value

Equity Funds — 1.4%
SPDR S&P 500 ETF Trust	48,974	$10,409,423

Total Exchange-Traded Funds (identified cost $10,461,526)		$10,409,423

Short-Term Investments — 2.1%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(11)	15,799,473	$15,802,633

Total Short-Term Investments (identified cost $15,801,340)		$15,802,633

Total Investments — 99.4% (identified cost $741,688,928)		$749,044,266

Other Assets, Less Liabilities — 0.6%		$4,252,924

Net Assets — 100.0%		$753,297,190

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Security was acquired in a private offering and may be resold on a designated offshore securities market pursuant to Regulation S under the Securities Act of 1933.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $15,428,592 or 2.0% of the Fund’s net assets.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the aggregate value of these securities is $2,100,703 or 0.3% of the Fund’s net assets.

(9)	Amount is less than 0.05%.

(10)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.
(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	60.7%	$454,543,837
United Kingdom	8.2	61,520,980
Japan	7.7	57,375,920
Netherlands	3.4	25,588,502
Ireland	2.6	19,694,002
Switzerland	2.4	18,067,456
France	2.3	17,500,458
Denmark	1.9	13,952,606
Germany	1.7	12,953,634
Canada	1.4	10,371,720
Belgium	1.3	9,967,871
Spain	1.3	9,487,965
Hong Kong	1.2	9,351,530
Israel	1.2	8,787,515
Singapore	0.5	3,732,871
Colombia	0.3	1,873,773
Brazil	0.2	1,579,300
Chile	0.2	1,341,900
Australia	0.1	943,003
Exchange-Traded Funds	1.4	10,409,423

Total Investments	100.0%	$749,044,266

Abbreviations:

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PPTT	–	Preferred Pass-Through Trust

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $725,887,588)	$733,241,633
Affiliated investment, at value (identified cost, $15,801,340)	15,802,633
Foreign currency, at value (identified cost, $69,310)	70,332
Dividends and interest receivable	987,881
Receivable for investments sold	14,546,649
Receivable for Fund shares sold	717,632
Tax reclaims receivable	3,448,024
Total assets	$768,814,784

Liabilities
Payable for investments purchased	$12,291,004
Payable for Fund shares redeemed	2,049,052
Payable to affiliates:
Investment adviser fee	415,930
Administration fee	97,282
Distribution and service fees	312,125
Trustees’ fees	3,567
Accrued expenses	348,634
Total liabilities	$15,517,594
Net Assets	$753,297,190

Sources of Net Assets
Paid-in capital	$1,036,040,217
Accumulated net realized loss	(294,605,669)
Accumulated undistributed net investment income	4,608,302
Net unrealized appreciation	7,254,340
Total	$753,297,190

Class A Shares
Net Assets	$367,882,062
Shares Outstanding	33,800,437
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.88
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.54

Class B Shares
Net Assets	$12,032,233
Shares Outstanding	1,108,280
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.86

Class C Shares
Net Assets	$256,000,471
Shares Outstanding	23,581,897
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.86

Class I Shares
Net Assets	$117,382,424
Shares Outstanding	10,775,952
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.89

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends (net of foreign taxes, $2,484,631)	$38,064,530
Interest	3,069,240
Interest allocated from/dividends from affiliated investment	56,551
Expenses allocated from affiliated investment	(1,548)
Total investment income	$41,188,773

Expenses
Investment adviser fee	$5,220,737
Administration fee	1,222,977
Distribution and service fees
Class A	1,004,464
Class B	150,441
Class C	2,796,226
Trustees’ fees and expenses	43,677
Custodian fee	344,172
Transfer and dividend disbursing agent fees	479,968
Legal and accounting services	69,850
Printing and postage	75,244
Registration fees	66,742
Miscellaneous	91,526
Total expenses	$11,566,024

Net investment income	$29,622,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(11,070,721)
Investment transactions in/allocated from affiliated investment	2,114
Financial futures contracts	5,590,478
Foreign currency and forward foreign currency exchange contract transactions	(2,747,652)
Net realized loss	$(8,225,781)
Change in unrealized appreciation (depreciation) —
Investments	$(38,781,951)
Investments — affiliated investment	1,293
Foreign currency	(140,016)
Net change in unrealized appreciation (depreciation)	$(38,920,674)

Net realized and unrealized loss	$(47,146,455)

Net decrease in net assets from operations	$(17,523,706)

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$29,622,749	$28,409,654
Net realized gain (loss) from investment transactions, financial futures contracts, and foreign currency and forward foreign currency exchange contract transactions	(8,225,781)	14,481,525
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(38,920,674)	(15,807,442)
Net increase (decrease) in net assets from operations	$(17,523,706)	$27,083,737
Distributions to shareholders —
From net investment income
Class A	$(15,724,027)	$(17,594,541)
Class B	(478,113)	(747,997)
Class C	(8,863,621)	(9,830,150)
Class I	(4,952,065)	(4,754,326)
Total distributions to shareholders	$(30,017,826)	$(32,927,014)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$25,504,502	$34,525,272
Class B	255,795	374,929
Class C	10,812,430	17,731,723
Class I	42,762,358	33,966,997
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14,298,157	16,059,082
Class B	361,502	565,743
Class C	7,114,327	7,789,112
Class I	3,770,824	3,521,611
Cost of shares redeemed
Class A	(94,440,502)	(84,211,589)
Class B	(3,609,461)	(4,513,080)
Class C	(51,867,864)	(48,257,249)
Class I	(43,265,699)	(31,973,396)
Net asset value of shares exchanged
Class A	2,809,563	7,637,665
Class B	(2,809,563)	(7,637,665)
Net decrease in net assets from Fund share transactions	$(88,303,631)	$(54,420,845)

Net decrease in net assets	$(135,845,163)	$(60,264,122)

Net Assets
At beginning of year	$889,142,353	$949,406,475
At end of year	$753,297,190	$889,142,353

Accumulated undistributed net investment income included in net assets
At end of year	$4,608,302	$3,692,473

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$11.510		$11.580	$11.070		$9.780		$9.290

Income (Loss) From Operations
Net investment income(1)	$0.427	(2)	$0.387	$0.479	(2)	$0.463	(2)	$0.465	(2)
Net realized and unrealized gain (loss)	(0.625)		(0.013)	0.463		1.259		0.503

Total income (loss) from operations	$(0.198)		$0.374	$0.942		$1.722		$0.968

Less Distributions
From net investment income	$(0.432)		$(0.444)	$(0.432)		$(0.432)		$(0.478)

Total distributions	$(0.432)		$(0.444)	$(0.432)		$(0.432)		$(0.478)

Net asset value — End of year	$10.880		$11.510	$11.580		$11.070		$9.780

Total Return(3)	(1.71)%		3.27%	8.61%		18.01%		10.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$367,882		$443,367	$472,354		$496,308		$490,142
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.18%		1.18%	1.17%		1.18%		1.18%
Net investment income	3.88	%(2)	3.35%	4.17	%(2)	4.48	%(2)	4.92	%(2)
Portfolio Turnover	134%		133%	118%		85%		82%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.112, $0.248, $0.086 and $0.059 per share for the years ended October 31, 2016, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.86%, 2.01%, 3.65% and 4.30% for the years ended October 31, 2016, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$11.480		$11.550	$11.040		$9.760		$9.270

Income (Loss) From Operations
Net investment income(1)	$0.350	(2)	$0.307	$0.411	(2)	$0.388	(2)	$0.393	(2)
Net realized and unrealized gain (loss)	(0.621)		(0.021)	0.443		1.246		0.503

Total income (loss) from operations	$(0.271)		$0.286	$0.854		$1.634		$0.896

Less Distributions
From net investment income	$(0.349)		$(0.356)	$(0.344)		$(0.354)		$(0.406)

Total distributions	$(0.349)		$(0.356)	$(0.344)		$(0.354)		$(0.406)

Net asset value — End of year	$10.860		$11.480	$11.550		$11.040		$9.760

Total Return(3)	(2.37)%		2.50%	7.80%		17.05%		9.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,032		$18,798	$30,065		$42,660		$51,492
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%		1.93%	1.92%		1.93%		1.93%
Net investment income	3.19	%(2)	2.66%	3.59	%(2)	3.76	%(2)	4.18	%(2)
Portfolio Turnover	134%		133%	118%		85%		82%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.115, $0.260, $0.086 and $0.059 per share for the years ended October 31, 2016, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.14%, 1.32%, 2.93% and 3.55% for the years ended October 31, 2016, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$11.480		$11.550	$11.040		$9.760		$9.270

Income (Loss) From Operations
Net investment income(1)	$0.342	(2)	$0.300	$0.391	(2)	$0.386	(2)	$0.394	(2)
Net realized and unrealized gain (loss)	(0.613)		(0.012)	0.464		1.249		0.503

Total income (loss) from operations	$(0.271)		$0.288	$0.855		$1.635		$0.897

Less Distributions
From net investment income	$(0.349)		$(0.358)	$(0.345)		$(0.355)		$(0.407)

Total distributions	$(0.349)		$(0.358)	$(0.345)		$(0.355)		$(0.407)

Net asset value — End of year	$10.860		$11.480	$11.550		$11.040		$9.760

Total Return(3)	(2.36)%		2.51%	7.81%		17.06%		9.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$256,000		$306,339	$331,088		$343,199		$338,461
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%		1.93%	1.92%		1.93%		1.93%
Net investment income	3.12	%(2)	2.60%	3.41	%(2)	3.74	%(2)	4.18	%(2)
Portfolio Turnover	134%		133%	118%		85%		82%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.111, $0.247, $0.085 and $0.059 per share for the years ended October 31, 2016, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10%, 1.26%, 2.91% and 3.55% for the years ended October 31, 2016, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015	2014		2013		2012
Net asset value — Beginning of year	$11.520		$11.590	$11.070		$9.790		$9.300

Income (Loss) From Operations
Net investment income(1)	$0.452	(2)	$0.412	$0.486	(2)	$0.494	(2)	$0.493	(2)
Net realized and unrealized gain (loss)	(0.622)		(0.009)	0.495		1.244		0.498

Total income (loss) from operations	$(0.170)		$0.403	$0.981		$1.738		$0.991

Less Distributions
From net investment income	$(0.460)		$(0.473)	$(0.461)		$(0.458)		$(0.501)

Total distributions	$(0.460)		$(0.473)	$(0.461)		$(0.458)		$(0.501)

Net asset value — End of year	$10.890		$11.520	$11.590		$11.070		$9.790

Total Return(3)	(1.47)%		3.52%	8.97%		18.18%		11.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$117,382		$120,639	$115,900		$100,152		$87,556
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.93%		0.93%	0.92%		0.93%		0.93%
Net investment income	4.10	%(2)	3.56%	4.23	%(2)	4.77	%(2)	5.21	%(2)
Portfolio Turnover	134%		133%	118%		85%		82%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.108, $0.233, $0.086 and $0.059 per share for the years ended October 31, 2016, 2014, 2013 and 2012, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.12%, 2.20%, 3.93% and 4.58% for years ended October 31, 2016, 2014, 2013 and 2012, respectively.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Fund’s investment in Cash Reserves Fund reflected the Fund’s proportionate interest in its net assets and the Fund recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$30,017,826	$32,927,014

During the year ended October 31, 2016, accumulated net realized loss was decreased by $56,528,012, accumulated undistributed net investment income was increased by $1,310,906 and paid-in capital was decreased by $57,838,918 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount, distributions from real estate investment trusts, defaulted bond interest and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$4,138,314
Capital loss carryforwards and deferred capital losses	$(289,130,852)
Net unrealized appreciation	$1,779,523
Other temporary differences	$469,988

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in partnerships, accretion of market discount, defaulted bond interest and preferred securities.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $282,133,404 and deferred capital losses of $6,997,448 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($258,617,823) and October 31, 2018 ($23,515,581) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $6,997,448 are short-term.

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$747,168,557

Gross unrealized appreciation	$43,947,585
Gross unrealized depreciation	(42,071,876)

Net unrealized appreciation	$1,875,709

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2016, the Fund’s investment adviser fee amounted to $5,220,737 or 0.64% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement effective November 16, 2015, EVM pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $1,222,977.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $22,382 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $43,212 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $1,004,464 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $112,831 and $2,097,169 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $37,610 and $699,057 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $4,000, $5,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,066,741,571 and $1,154,749,127, respectively, for the year ended October 31, 2016.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	2,314,857	2,979,721
Issued to shareholders electing to receive payments of distributions in Fund shares	1,292,611	1,384,726
Redemptions	(8,581,179)	(7,294,319)
Exchange from Class B shares	255,895	655,900

Net decrease	(4,717,816)	(2,273,972)

	Year Ended October 31,
Class B	2016	2015

Sales	23,242	32,641
Issued to shareholders electing to receive payments of distributions in Fund shares	32,748	48,887
Redemptions	(328,265)	(389,699)
Exchange to Class A shares	(256,536)	(657,283)

Net decrease	(528,811)	(965,454)

	Year Ended October 31,
Class C	2016	2015

Sales	981,188	1,531,703
Issued to shareholders electing to receive payments of distributions in Fund shares	644,801	673,227
Redemptions	(4,723,975)	(4,185,067)

Net decrease	(3,097,986)	(1,980,137)

	Year Ended October 31,
Class I	2016	2015

Sales	3,881,108	2,945,279
Issued to shareholders electing to receive payments of distributions in Fund shares	340,723	303,620
Redemptions	(3,919,176)	(2,777,811)

Net increase	302,655	471,088

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2016, there were no obligations outstanding under these financial instruments.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk:  The Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to enhance total return and/or to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2016, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2016 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Price	Futures contracts	$5,590,478	$—
Foreign Exchange	Forward foreign currency exchange contracts	(3,243,061)	—

Total		$2,347,417	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2016, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts

$28,006,000	$27,616,000	$18,966,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$66,047,216	$28,163,734		$—	$94,210,950
Consumer Staples	30,038,654	26,516,684		—	56,555,338
Energy	40,806,758	7,795,010		—	48,601,768
Financials	62,547,011	54,874,072		—	117,421,083
Health Care	65,167,417	28,093,363		—	93,260,780
Industrials	44,037,536	36,650,132		—	80,687,668
Information Technology	68,212,086	24,547,094		—	92,759,180
Materials	13,180,243	9,914,250		—	23,094,493
Real Estate	16,035,853	—		—	16,035,853
Telecommunication Services	—	19,920,370		—	19,920,370
Utilities	19,550,851	4,343,401		—	23,894,252

Total Common Stocks	$425,623,625	$240,818,110	**	$—	$666,441,735

Preferred Stocks
Consumer Staples	$—	$1,517,928		$—	$1,517,928
Energy	979,531	—		—	979,531
Financials	11,770,776	5,768,363		1,000,000	18,539,139
Real Estate	918,847	—		—	918,847
Utilities	2,052,892	—		—	2,052,892

Total Preferred Stocks	$15,722,046	$7,286,291		$1,000,000	$24,008,337

Corporate Bonds & Notes	$—	$32,382,138		$—	$32,382,138
Exchange-Traded Funds	10,409,423	—		—	10,409,423
Short-Term Investments	—	15,802,633		—	15,802,633

Total Investments	$451,755,094	$296,289,172		$1,000,000	$749,044,266

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented. At October 31, 2016, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $38,308,050, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 29.44% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.16

Eaton Vance

Tax-Managed Multi-Cap

Growth Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 27

Federal Tax Information	17

Management and Organization	28

Important Notices	31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets recorded modest gains for the 12-month period ended October 31, 2016, as signs of a strengthening U.S. economy were countered by fears of slowing economic growth overseas, geopolitical tensions and worries about interest rates.

U.S. stocks moved in a choppy pattern early in the period. Concerns about a possible interest rate increase by the U.S. Federal Reserve (the Fed) offset positive economic news, including continued gains in the U.S. job market as well as higher auto and housing sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, U.S. stocks briefly recovered before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In late June 2016, U.S. stocks plunged along with international markets following Britain’s “Brexit” vote to leave the European Union, but equity markets, led by the U.S., quickly rallied from the two-day tailspin and recovered the lost ground.

U.S. equity markets declined in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, U.S. stocks drifted lower on worries about the U.S. presidential election as well as a possible interest-rate hike before year-end.

For the 12-month period, the blue-chip Dow Jones Industrial Average2 advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 4.51%. The technology-laden NASDAQ Composite Index delivered a 3.97% gain.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) had a total return of 0.09% for Class A shares at net asset value (NAV). By comparison, the Fund’s primary benchmark, the Russell 3000® Growth Index (the Index), returned 2.08% and the Fund’s secondary benchmark, the S&P 500 Index, returned 4.51% for the period.

The Fund underperformed the Index largely due to sector and industry allocation. Stock selection also detracted from relative Fund performance versus the Index. Eight of the Index’s 11 economic sectors delivered positive returns for the period. Six of the eight sectors in which the Fund was invested had positive returns.

The health care sector detracted most from the Fund’s performance due to stock selection. Within the sector, the pharmaceuticals and biotechnology industries were notable laggards. Pharmaceuticals giant Allergan PLC and biotechnology company Vertex Pharmaceuticals, Inc. were among the Fund’s worst-performing individual stocks. Both stocks fell on regulatory concerns stemming from issues raised in the U.S. presidential campaign.

The financials sector lagged versus the Index, primarily due to stock selection. Banking and capital markets industries recorded notably weak performance relative to the Index. In the capital markets industry, Credit Suisse Group AG was one of the Fund’s weakest individual stocks due to concerns about its energy industry lending as well as regulatory issues in Europe. The industrials sector also detracted from Fund performance relative to the Index as a result of stock selection along with an unfavorable underweight position. In particular, the Fund’s holdings in the electrical equipment and aerospace & defense industries lagged in the period. Both industries suffered from lower capital spending by energy companies as well as worries about global economic growth. Overall, the Fund’s worst-performing individual stock was software company Tableau Software, Inc., which faced growing competition in addition to operational issues stemming from a sales force realignment. As of period-end, Credit Suisse and Tableau were no longer held in the portfolio.

On the positive side, the energy sector was the Fund’s top performing sector versus the Index due primarily to stock selection. In the oil & gas industry, Devon Energy Corp. was the Fund’s leading individual stock in the period, as it benefited from rebounding energy prices. Led by the internet & direct marketing retail industry, the consumer discretionary sector also contributed to Fund performance versus the Index. Online retail giant Amazon.com, Inc. was among the Fund’s leading individual stocks, as more consumers turned to online shopping. Due to stock selection, the consumer staples sector contributed to Fund results relative to the Index. Within the sector, the food & staples retailing industry along with the food products industry delivered solid returns in the period. Among the Fund’s leading individual stocks was pet-food manufacturer Blue Buffalo Pet Products, Inc., which gained market share in the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	0.09%	10.73%	6.94%
Class A with 5.75% Maximum Sales Charge	—	—	–5.65	9.42	6.31
Class C at NAV	07/10/2000	07/10/2000	–0.64	9.92	6.14
Class C with 1% Maximum Sales Charge	—	—	–1.64	9.92	6.14
Russell 3000® Growth Index	—	—	2.08%	13.45%	8.11%
S&P 500 Index	—	—	4.51	13.55	6.69

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	–5.65%	9.42%	5.98%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–3.20	7.47	5.06
Class C After Taxes on Distributions	07/10/2000	07/10/2000	–1.64	9.92	5.81
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	–0.93	7.87	4.94

% Total Annual Operating Expense Ratios[4]				Class A	Class C
				1.40%	2.15%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2006	$18,159	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Amazon.com, Inc.	5.3%

Facebook, Inc., Class A	4.9

Alphabet, Inc., Class C	3.6

Apple, Inc.	3.2

Alphabet, Inc., Class A	3.1

Visa, Inc., Class A	2.9

Netflix, Inc.	2.3

Adobe Systems, Inc.	2.3

Celgene Corp.	2.2

Broadcom, Ltd.	2.2

Total	32.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 – 10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,043.30	$7.19	1.40%
Class C	$1,000.00	$1,039.70	$11.02	2.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.10	1.40%
Class C	$1,000.00	$1,014.30	$10.89	2.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $45,625,919)	$68,222,652
Receivable for Fund shares sold	112,080
Total assets	$68,334,732

Liabilities
Payable for Fund shares redeemed	$58,055
Payable to affiliates:
Administration fee	8,822
Distribution and service fees	28,614
Trustees’ fees	42
Other	1,399
Accrued expenses	47,743
Total liabilities	$144,675
Net Assets	$68,190,057

Sources of Net Assets
Paid-in capital	$49,749,097
Accumulated net realized loss from Portfolio	(4,155,773)
Net unrealized appreciation from Portfolio	22,596,733
Total	$68,190,057

Class A Shares
Net Assets	$47,363,290
Shares Outstanding	2,232,215
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$22.51

Class C Shares
Net Assets	$20,826,767
Shares Outstanding	1,120,439
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends allocated from Portfolio (net of foreign taxes, $14,568)	$686,306
Interest allocated from Portfolio	2,770
Expenses allocated from Portfolio	(500,692)
Total investment income from Portfolio	$188,384

Expenses
Administration fee	$102,250
Distribution and service fees
Class A	115,240
Class B	10,656
Class C	210,027
Trustees’ fees and expenses	500
Custodian fee	13,521
Transfer and dividend disbursing agent fees	65,099
Legal and accounting services	24,391
Printing and postage	17,461
Registration fees	45,521
Miscellaneous	10,897
Total expenses	$615,563

Net investment loss	$(427,179)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,666,601
Net realized gain	$1,666,601
Change in unrealized appreciation (depreciation) —
Investments	$(1,416,035)
Net change in unrealized appreciation (depreciation)	$(1,416,035)

Net realized and unrealized gain	$250,566

Net decrease in net assets from operations	$(176,613)

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment loss	$(427,179)	$(583,541)
Net realized gain from investment transactions	1,666,601	1,303,547
Net change in unrealized appreciation (depreciation) from investments	(1,416,035)	4,336,942
Net increase (decrease) in net assets from operations	$(176,613)	$5,056,948
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,024,659	$4,224,803
Class B	48,257	48,031
Class C	1,461,522	3,735,515
Cost of shares redeemed
Class A	(5,343,911)	(4,773,287)
Class B	(296,878)	(371,337)
Class C	(2,764,489)	(2,729,451)
Net asset value of shares exchanged
Class A	550,345	745,154
Class B	(550,345)	(745,154)
Net asset value of shares merged*
Class A	763,707	—
Class B	(763,707)	—
Net increase (decrease) in net assets from Fund share transactions	$(2,870,840)	$134,274

Net increase (decrease) in net assets	$(3,047,453)	$5,191,222

Net Assets
At beginning of year	$71,237,510	$66,046,288
At end of year	$68,190,057	$71,237,510

Accumulated net investment loss included in net assets
At end of year	$—	$(506,981)

*	At the close of business on October 21, 2016, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value — Beginning of year	$21.200	$19.620	$17.850		$13.900		$12.740

Income (Loss) From Operations
Net investment loss(1)	$(0.079)	$(0.124)	$(0.126)		$(0.086)		$(0.111)
Net realized and unrealized gain	0.099	1.704	1.896		4.036		1.271

Total income from operations	$0.020	$1.580	$1.770		$3.950		$1.160

Net asset value — End of year	$21.220	$21.200	$19.620		$17.850		$13.900

Total Return(2)	0.09%	8.05%	9.92	%(3)	28.42	%(3)	9.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,363	$47,313	$43,667		$40,895		$36,579
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.40%	1.40%	1.40	%(3)	1.43	%(3)	1.50%
Net investment loss	(0.38)%	(0.60)%	(0.67)%		(0.56)%		(0.81)%
Portfolio Turnover of the Portfolio	33%	26%	29%		68%		83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014		2013		2012
Net asset value — Beginning of year	$18.710	$17.450	$16.000		$12.550		$11.580

Income (Loss) From Operations
Net investment loss(1)	$(0.207)	$(0.247)	$(0.238)		$(0.181)		$(0.194)
Net realized and unrealized gain	0.087	1.507	1.688		3.631		1.164

Total income (loss) from operations	$(0.120)	$1.260	$1.450		$3.450		$0.970

Net asset value — End of year	$18.590	$18.710	$17.450		$16.000		$12.550

Total Return(2)	(0.64)%	7.22%	9.06	%(3)	27.49	%(3)	8.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,827	$22,356	$19,902		$18,081		$15,549
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	2.15%	2.15%	2.15	%(3)	2.18	%(3)	2.25%
Net investment loss	(1.14)%	(1.35)%	(1.42)%		(1.31)%		(1.57)%
Portfolio Turnover of the Portfolio	33%	26%	29%		68%		83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The administrator reimbursed certain operating expenses (equal to 0.02% and 0.09% of average daily net assets for the years ended October 31, 2014 and 2013, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 21, 2016, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (57.2% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a

12

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Notes to Financial Statements — continued

return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2016, accumulated net realized loss was decreased by $17,207, accumulated net investment loss was decreased by $934,160 and paid-in capital was decreased by $951,367 due to differences between book and tax accounting, primarily for net operating losses and the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(2,929,446)
Net unrealized appreciation	$21,370,406

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $2,929,446 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2017 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2016, capital loss carryforwards of $1,716,256 were utilized to offset net realized gains by the Fund.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $102,250. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.40% and 2.15% of the Fund’s average daily net assets for Class A and Class C, respectively, and prior to the close of business on October 21, 2016, 2.15% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM reimbursed no expenses for the year ended October 31, 2016. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $9,539 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,071 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $115,240 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and, prior to the close of business on October 21, 2016, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $7,992 and $157,520 for Class B and Class C shares, respectively.

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Notes to Financial Statements — continued

Pursuant to the Class B (prior to the close of business on October 21, 2016) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $2,664 and $52,507 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on October 21, 2016, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $1,000, $600 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,066,856 and $6,625,753, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	198,612	204,032
Redemptions	(259,822)	(233,800)
Merger from Class B Shares	35,373	—
Exchange from Class B shares	26,294	35,676

Net increase	457	5,908

	Year Ended October 31,
Class B	2016(1)	2015

Sales	2,601	2,614
Redemptions	(16,179)	(20,536)
Merger to Class A Shares	(40,432)	—
Exchange to Class A shares	(29,934)	(40,320)

Net decrease	(83,944)	(58,242)

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2016	2015

Sales	80,518	204,757
Redemptions	(154,847)	(150,767)

Net increase (decrease)	(74,329)	53,990

(1)	Offering of Class B shares was discontinued during the year ended October 31, 2016 (see Note 1).

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

16

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 99.5%

Security	Shares	Value

Aerospace & Defense — 1.0%
Raytheon Co.	8,944	$1,221,840

		$1,221,840

Auto Components — 0.1%
Adient PLC(1)	3,112	$141,627

		$141,627

Beverages — 3.2%
Anheuser-Busch InBev SA/NV ADR	12,700	$1,466,723
Constellation Brands, Inc., Class A	13,728	2,294,223

		$3,760,946

Biotechnology — 7.7%
Biogen, Inc.(1)	7,163	$2,006,929
Celgene Corp.(1)	25,644	2,620,304
Gilead Sciences, Inc.	19,229	1,415,831
Incyte Corp.(1)	16,503	1,435,266
Vertex Pharmaceuticals, Inc.(1)	22,057	1,673,244

		$9,151,574

Building Products — 2.5%
Fortune Brands Home & Security, Inc.	31,875	$1,741,331
Johnson Controls International PLC	31,123	1,254,880

		$2,996,211

Capital Markets — 2.6%
Charles Schwab Corp. (The)	68,069	$2,157,787
S&P Global, Inc.	7,512	915,337

		$3,073,124

Chemicals — 2.5%
Celanese Corp., Series A	16,700	$1,217,764
Monsanto Co.	8,860	892,822
RPM International, Inc.	17,584	835,944

		$2,946,530

Communications Equipment — 1.1%
Palo Alto Networks, Inc.(1)	8,865	$1,363,703

		$1,363,703

Security	Shares	Value

Distributors — 0.9%
LKQ Corp.(1)	33,973	$1,096,648

		$1,096,648

Electrical Equipment — 1.3%
AMETEK, Inc.	34,300	$1,512,630

		$1,512,630

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	5,796	$857,055
Sprouts Farmers Market, Inc.(1)	52,822	1,170,007

		$2,027,062

Food Products — 3.6%
Blue Buffalo Pet Products, Inc.(1)	70,110	$1,761,163
Mondelez International, Inc., Class A	21,503	966,345
Pinnacle Foods, Inc.	31,259	1,607,338

		$4,334,846

Health Care Equipment & Supplies — 5.4%
Medtronic PLC	24,352	$1,997,351
Stryker Corp.	20,400	2,353,140
Zimmer Biomet Holdings, Inc.	19,930	2,100,622

		$6,451,113

Household Durables — 1.5%
Newell Brands, Inc.	36,526	$1,753,978

		$1,753,978

Household Products — 0.9%
Colgate-Palmolive Co.	14,200	$1,013,312

		$1,013,312

Internet & Direct Marketing Retail — 9.0%
Amazon.com, Inc.(1)	8,000	$6,318,560
Netflix, Inc.(1)	22,400	2,797,088
Priceline Group, Inc. (The)(1)	1,116	1,645,241

		$10,760,889

Internet Software & Services — 13.4%
Alphabet, Inc., Class A(1)	4,500	$3,644,550
Alphabet, Inc., Class C(1)	5,402	4,238,085
Facebook, Inc., Class A(1)	44,686	5,853,419
GoDaddy, Inc., Class A(1)	61,194	2,190,133

		$15,926,187

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 3.5%
Fiserv, Inc.(1)	6,987	$688,080
Visa, Inc., Class A	42,000	3,465,420

		$4,153,500

Media — 2.6%
Time Warner, Inc.	15,861	$1,411,470
Walt Disney Co. (The)	18,163	1,683,529

		$3,094,999

Oil, Gas & Consumable Fuels — 2.5%
Devon Energy Corp.	40,020	$1,516,358
EOG Resources, Inc.	15,894	1,437,135

		$2,953,493

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The), Class A	15,343	$1,336,836

		$1,336,836

Pharmaceuticals — 3.2%
Allergan PLC(1)	9,713	$2,029,434
Bristol-Myers Squibb Co.	34,964	1,780,017

		$3,809,451

Road & Rail — 2.5%
J.B. Hunt Transport Services, Inc.	14,100	$1,150,701
Norfolk Southern Corp.	10,434	970,362
Union Pacific Corp.	10,178	897,496

		$3,018,559

Semiconductors & Semiconductor Equipment — 7.4%
Broadcom, Ltd.	15,300	$2,605,284
Monolithic Power Systems, Inc.	32,100	2,529,801
NXP Semiconductors NV(1)	22,870	2,287,000
Texas Instruments, Inc.	20,275	1,436,484

		$8,858,569

Software — 6.3%
Adobe Systems, Inc.(1)	24,954	$2,682,805
Fortinet, Inc.(1)	24,844	796,499
salesforce.com, inc.(1)	33,800	2,540,408
SecureWorks Corp., Class A(1)	127,588	1,504,262

		$7,523,974

Security	Shares	Value

Specialty Retail — 5.7%
Home Depot, Inc. (The)	19,402	$2,367,238
Lowe’s Cos., Inc.	24,472	1,631,059
TJX Cos., Inc. (The)	16,916	1,247,555
Tractor Supply Co.	25,600	1,603,328

		$6,849,180

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	33,551	$3,809,381

		$3,809,381

Tobacco — 1.2%
Philip Morris International, Inc.	14,533	$1,401,562

		$1,401,562

Trading Companies & Distributors — 1.9%
United Rentals, Inc.(1)	15,867	$1,200,497
W.W. Grainger, Inc.	4,895	1,018,748

		$2,219,245

Total Common Stocks (identified cost $79,259,670)		$118,560,969

Short-Term Investments — 0.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(2)	710,667	$710,810

Total Short-Term Investments (identified cost $710,747)		$710,810

Total Investments — 100.1% (identified cost $79,970,417)		$119,271,779

Other Assets, Less Liabilities — (0.1)%		$(83,825)

Net Assets — 100.0%		$119,187,954

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Abbreviations:

ADR	–	American Depositary Receipt

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $79,259,670)	$118,560,969
Affiliated investment, at value (identified cost, $710,747)	710,810
Dividends receivable	186,218
Tax reclaims receivable	8,517
Total assets	$119,466,514

Liabilities
Payable for investments purchased	$146,264
Payable to affiliates:
Investment adviser fee	66,738
Trustees’ fees	548
Accrued expenses	65,010
Total liabilities	$278,560
Net Assets applicable to investors’ interest in Portfolio	$119,187,954

Sources of Net Assets
Investors’ capital	$79,886,592
Net unrealized appreciation	39,301,362
Total	$119,187,954

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends (net of foreign taxes, $25,506)	$1,200,482
Interest allocated from/dividends from affiliated investment	5,064
Expenses allocated from affiliated investment	(151)
Total investment income	$1,205,395

Expenses
Investment adviser fee	$776,293
Trustees’ fees and expenses	6,821
Custodian fee	47,112
Legal and accounting services	39,647
Miscellaneous	6,183
Total expenses	$876,056

Net investment income	$329,339

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,918,406
Investment transactions in/allocated from affiliated investment	61
Net realized gain	$2,918,467
Change in unrealized appreciation (depreciation) —
Investments	$(2,590,496)
Investments — affiliated investment	63
Net change in unrealized appreciation (depreciation)	$(2,590,433)

Net realized and unrealized gain	$328,034

Net increase in net assets from operations	$657,373

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$329,339	$73,823
Net realized gain from investment transactions	2,918,467	2,238,461
Net change in unrealized appreciation (depreciation) from investments	(2,590,433)	7,611,629
Net increase in net assets from operations	$657,373	$9,923,913
Capital transactions —
Contributions	$5,260,787	$8,359,799
Withdrawals	(12,833,945)	(5,971,357)
Net increase (decrease) in net assets from capital transactions	$(7,573,158)	$2,388,442

Net increase (decrease) in net assets	$(6,915,785)	$12,312,355

Net Assets
At beginning of year	$126,103,739	$113,791,384
At end of year	$119,187,954	$126,103,739

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.73%	0.73%	0.77%	0.77%
Net investment income (loss)	0.28%	0.06%	(0.01)%	0.10%	(0.08)%
Portfolio Turnover	33%	26%	29%	68%	83%

Total Return	0.77%	8.77%	10.64%	29.25%	9.90%

Net assets, end of year (000’s omitted)	$119,188	$126,104	$113,791	$107,427	$94,217

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 57.2% and 42.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder.

24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Notes to Financial Statements — continued

Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $776,293 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $39,217,005 and $44,690,974, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$79,989,526

Gross unrealized appreciation	$41,599,630
Gross unrealized depreciation	(2,317,377)

Net unrealized appreciation	$39,282,253

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$118,560,969	*	$—	$—	$118,560,969
Short-Term Investments	—		710,810	—	710,810

Total Investments	$118,560,969		$710,810	$—	$119,271,779

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2016

27

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman
(2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President
(2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds)
(2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm)
(1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm)
(1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks)
(2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds
(1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.16

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets recorded modest gains for the 12-month period ended October 31, 2016, as signs of a strengthening U.S. economy were countered by fears of slowing economic growth overseas, geopolitical tensions and worries about interest rates.

U.S. stocks moved in a choppy pattern early in the period. Concerns about a possible interest rate increase by the U.S. Federal Reserve (the Fed) offset positive economic news, including continued gains in the U.S. job market as well as higher auto and housing sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years. Following the quarter-point increase, U.S. stocks briefly recovered before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In late June 2016, U.S. stocks plunged along with international markets following Britain’s “Brexit” vote to leave the European Union, but equity markets, led by the U.S., quickly rallied from the two-day tailspin and recovered the lost ground.

U.S. equity markets declined in late August 2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, U.S. stocks drifted lower on worries about the U.S. presidential election as well as a possible interest-rate hike before year-end.

For the 12-month period, the blue-chip Dow Jones Industrial Average2 advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 4.51%. The technology-laden NASDAQ Composite Index delivered a 3.97% gain.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) had a total return of 2.90% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 2000® Index (the Index), returned 4.11% for the period.

The Fund underperformed the Index due to sector and industry allocation. Stock selection made a positive contribution to relative Fund performance versus the Index. Eight of the

Index’s 11 economic sectors had positive absolute returns in the period. The Fund recorded positive returns in five of the nine sectors in which it was invested.

The industrials sector detracted from Fund performance versus the Index due to stock selection. Within the sector, the commercial services & supplies industry was a notable laggard. Interface, Inc., a commercial carpet supplier, was among the Fund’s weakest individual stocks in the period after a disappointing sales report. Stock selection in the financials sector also detracted from Fund results relative to the Index. In particular, the banking industry lagged during the period due to stock selection. Among the Fund’s worst-performing individual stocks were two regional banks, Bank of the Ozarks, Inc. and BankUnited, Inc. The banks performed poorly amid concerns about the commercial loan market.

The materials sector also detracted from relative Fund results versus the Index, largely due to stock selection. Within the sector, the construction materials and metals & mining industries both underperformed. Construction materials company US Concrete, Inc. was one of the Fund’s weakest- performing individual stocks due partly to weather-related construction delays in the Southwest United States. Overall, the Fund’s worst-performing individual stock was Infinera Corp., a maker of optical technology components, after it reported disappointing financial results. As of period end, BankUnited, US Concrete and Infinera were no longer held in the portfolio.

On the positive side, health care was the Fund’s top- performing sector in the 12-month period due to stock selection. Several companies in the health care equipment & supplies industry were among the Fund’s leading individual stocks, including medical device makers ICU Medical, Inc. and Integra LifeSciences Holdings Corp. Both companies reported strong growth and better-than-expected financial results. The Fund’s underweight position in the lagging biotechnology sector also boosted relative Fund performance versus the Index in the period.

In the energy sector, stock selection was positive, despite an unfavorable overweight position. Natural gas producer Rice Energy, Inc. was among the Fund’s strongest individual stocks amid a rebound in natural gas prices during the period.

In the consumer staples sector, stock selection along with an overweight contributed to Fund performance relative to the Index. In the food & staples retailing industry, specialty grocer Sprouts Farmers Markets, Inc. was one of the Fund’s top- performing stocks in the period after sales growth topped expectations. The Fund’s best-performing individual stock overall was semiconductor chip maker Cirrus Logic, Inc., which reported strong results in the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Performance2,3

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	2.90%	10.39%	7.22%
Class A with 5.75% Maximum Sales Charge	—	—	–3.01	9.09	6.59
Class B at NAV	09/29/1997	09/29/1997	2.13	9.57	6.43
Class B with 5% Maximum Sales Charge	—	—	–2.67	9.30	6.43
Class C at NAV	09/29/1997	09/29/1997	2.09	9.56	6.42
Class C with 1% Maximum Sales Charge	—	—	1.13	9.56	6.42
Class I at NAV	10/01/2009	09/25/1997	3.14	10.67	7.42
Russell 2000® Index	—	—	4.11%	11.50%	5.95%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	–4.20%	8.72%	6.42%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	–0.81	7.17	5.32
Class B After Taxes on Distributions	09/29/1997	09/29/1997	–4.11	8.87	6.22
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	–0.42	7.34	5.18
Class C After Taxes on Distributions	09/29/1997	09/29/1997	–0.31	9.14	6.22
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	1.74	7.56	5.17
Class I After Taxes on Distributions	10/01/2009	09/25/1997	1.90	10.31	7.24
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.71	8.47	6.02

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.19%	1.94%	1.94%	0.94%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2006	$18,656	N.A.
Class C	$10,000	10/31/2006	$18,643	N.A.
Class I	$250,000	10/31/2006	$511,564	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6,7

Top 10 Holdings (% of net assets)6

Balchem Corp.	3.2%

PowerShares S&P SmallCap Information Technology Portfolio	3.1

Pinnacle Foods, Inc.	2.9

Cirrus Logic, Inc.	2.6

ICU Medical, Inc.	2.4

Kirby Corp.	2.4

Hexcel Corp.	2.4

RBC Bearings, Inc.	2.4

Euronet Worldwide, Inc.	2.4

ServiceMaster Global Holdings, Inc.	2.3

Total	26.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small- cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Excludes the Fund’s investments in exchange-traded funds.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 1, 2016, J. Griffith Noble and Michael D. McLean are the portfolio managers of the Fund.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period* (5/1/16 –10/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,056.40	$6.31	1.22%
Class B	$1,000.00	$1,052.40	$10.21	1.98%
Class C	$1,000.00	$1,052.10	$10.16	1.97%
Class I	$1,000.00	$1,057.60	$5.07	0.98%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.19	1.22%
Class B	$1,000.00	$1,015.20	$10.03	1.98%
Class C	$1,000.00	$1,015.20	$9.98	1.97%
Class I	$1,000.00	$1,020.20	$4.98	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $85,831,081)	$101,342,946
Receivable for Fund shares sold	39,303
Total assets	$101,382,249

Liabilities
Payable for Fund shares redeemed	$1,286,695
Payable to affiliates:
Distribution and service fees	32,133
Trustees’ fees	42
Accrued expenses	62,923
Total liabilities	$1,381,793
Net Assets	$100,000,456

Sources of Net Assets
Paid-in capital	$73,657,597
Accumulated net realized gain from Portfolio	11,165,141
Accumulated net investment loss	(334,147)
Net unrealized appreciation from Portfolio	15,511,865
Total	$100,000,456

Class A Shares
Net Assets	$66,057,642
Shares Outstanding	2,821,008
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.42
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$24.85

Class B Shares
Net Assets	$407,026
Shares Outstanding	20,270
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.08

Class C Shares
Net Assets	$20,326,263
Shares Outstanding	1,016,788
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.99

Class I Shares
Net Assets	$13,209,525
Shares Outstanding	553,388
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.87

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends allocated from Portfolio	$984,840
Interest allocated from Portfolio	12,639
Expenses allocated from Portfolio	(720,222)
Total investment income from Portfolio	$277,257

Expenses
Distribution and service fees
Class A	$165,792
Class B	5,849
Class C	213,071
Trustees’ fees and expenses	500
Custodian fee	15,373
Transfer and dividend disbursing agent fees	131,137
Legal and accounting services	27,659
Printing and postage	22,638
Registration fees	60,763
Miscellaneous	12,847
Total expenses	$655,629

Net investment loss	$(378,372)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$6,704,214
Net realized gain	$6,704,214
Change in unrealized appreciation (depreciation) —
Investments	$(4,151,035)
Net change in unrealized appreciation (depreciation)	$(4,151,035)

Net realized and unrealized gain	$2,553,179

Net increase in net assets from operations	$2,174,807

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment loss	$(378,372)	$(389,276)
Net realized gain from investment transactions	6,704,214	6,054,073
Net change in unrealized appreciation (depreciation) from investments	(4,151,035)	(3,489,638)
Net increase in net assets from operations	$2,174,807	$2,175,159
Distributions to shareholders —
From net realized gain
Class A	$(3,519,604)	$(1,350,485)
Class B	(43,369)	(21,876)
Class C	(1,337,158)	(516,605)
Class I	(968,073)	(355,808)
Total distributions to shareholders	$(5,868,204)	$(2,244,774)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,706,251	$6,215,885
Class B	—	114,159
Class C	792,801	1,131,471
Class I	3,556,899	11,151,648
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,281,155	1,256,201
Class B	43,367	21,451
Class C	1,177,755	452,598
Class I	819,699	230,616
Cost of shares redeemed
Class A	(10,094,205)	(7,403,452)
Class B	(143,065)	(155,021)
Class C	(3,897,546)	(2,075,381)
Class I	(12,972,587)	(3,228,021)
Net asset value of shares exchanged
Class A	223,512	283,536
Class B	(223,512)	(283,536)
Net increase (decrease) in net assets from Fund share transactions	$(13,729,476)	$7,712,154

Net increase (decrease) in net assets	$(17,422,873)	$7,642,539

Net Assets
At beginning of year	$117,423,329	$109,780,790
At end of year	$100,000,456	$117,423,329

Accumulated net investment loss included in net assets
At end of year	$(334,147)	$(565,498)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014	2013		2012
Net asset value — Beginning of year	$24.000	$24.010	$22.380	$16.930		$15.340

Income (Loss) From Operations
Net investment loss(1)	$(0.055)	$(0.051)	$(0.075)	$(0.001)		$(0.048)
Net realized and unrealized gain	0.680	0.497	1.705	5.451		1.638

Total income from operations	$0.625	$0.446	$1.630	$5.450		$1.590

Less Distributions
From net realized gain	$(1.205)	$(0.456)	$—	$—		$—

Total distributions	$(1.205)	$(0.456)	$—	$—		$—

Net asset value — End of year	$23.420	$24.000	$24.010	$22.380		$16.930

Total Return(2)	2.90%	1.86%	7.33%	32.21%		10.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$66,058	$70,678	$70,315	$71,056		$64,346
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.22%	1.19%	1.19%	1.27%		1.25%
Net investment loss	(0.24)%	(0.21)%	(0.32)%	(0.00	)%(5)	(0.30)%
Portfolio Turnover of the Portfolio	66%	73%	58%	39%		57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$20.900	$21.130	$19.840	$15.120	$13.800

Income (Loss) From Operations
Net investment loss(1)	$(0.189)	$(0.200)	$(0.219)	$(0.125)	$(0.151)
Net realized and unrealized gain	0.574	0.426	1.509	4.845	1.471

Total income from operations	$0.385	$0.226	$1.290	$4.720	$1.320

Less Distributions
From net realized gain	$(1.205)	$(0.456)	$—	$—	$—

Total distributions	$(1.205)	$(0.456)	$—	$—	$—

Net asset value — End of year	$20.080	$20.900	$21.130	$19.840	$15.120

Total Return(2)	2.13%	1.06%	6.50%	31.22%	9.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$407	$776	$1,078	$1,562	$1,625
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.97%	1.94%	1.95%	2.02%	2.00%
Net investment loss	(0.98)%	(0.93)%	(1.07)%	(0.73)%	(1.04)%
Portfolio Turnover of the Portfolio	66%	73%	58%	39%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$20.820	$21.040	$19.760	$15.060	$13.750

Income (Loss) From Operations
Net investment loss(1)	$(0.192)	$(0.205)	$(0.219)	$(0.130)	$(0.154)
Net realized and unrealized gain	0.567	0.441	1.499	4.830	1.464

Total income from operations	$0.375	$0.236	$1.280	$4.700	$1.310

Less Distributions
From net realized gain	$(1.205)	$(0.456)	$—	$—	$—

Total distributions	$(1.205)	$(0.456)	$—	$—	$—

Net asset value — End of year	$19.990	$20.820	$21.040	$19.760	$15.060

Total Return(2)	2.09%	1.11%	6.53%	31.23%	9.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,326	$23,228	$23,936	$24,075	$20,732
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.97%	1.94%	1.94%	2.02%	2.00%
Net investment loss	(0.99)%	(0.96)%	(1.07)%	(0.76)%	(1.06)%
Portfolio Turnover of the Portfolio	66%	73%	58%	39%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year	$24.380		$24.330	$22.620	$17.060	$15.420

Income (Loss) From Operations
Net investment income (loss)(1)	$0.001		$0.005	$(0.020)	$0.049	$(0.013)
Net realized and unrealized gain	0.694		0.501	1.730	5.511	1.653

Total income from operations	$0.695		$0.506	$1.710	$5.560	$1.640

Less Distributions
From net realized gain	$(1.205)		$(0.456)	$—	$—	$—

Total distributions	$(1.205)		$(0.456)	$—	$—	$—

Net asset value — End of year	$23.870		$24.380	$24.330	$22.620	$17.060

Total Return(2)	3.14%		2.09%	7.61%	32.53%	10.64%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,210		$22,741	$14,452	$11,324	$10,931
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.97%		0.94%	0.94%	1.02%	1.00%
Net investment income (loss)	0.00	%(5)	0.02%	(0.09)%	0.25%	(0.08)%
Portfolio Turnover of the Portfolio	66%		73%	58%	39%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Amount is less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (69.1% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Long-term capital gains	$5,868,204	$2,244,774

During the year ended October 31, 2016, accumulated net realized gain was increased by $1,763,991, accumulated net investment loss was decreased by $609,723 and paid-in capital was decreased by $2,373,714 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses and the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$6,487,143
Late year ordinary losses	$(334,146)
Net unrealized appreciation	$20,189,862

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund had a late year ordinary loss of $334,146 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $18,771 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,490 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $165,792 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $4,387 and $159,803 for Class B and Class C shares, respectively.

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $1,462 and $53,268 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2016, the Fund was informed that EVD received less than $100 and approximately $800 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,357,745 and $21,353,704, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	167,034	254,807
Issued to shareholders electing to receive payments of distributions in Fund shares	148,133	52,451
Redemptions	(449,404)	(302,174)
Exchange from Class B shares	10,010	11,461

Net increase (decrease)	(124,227)	16,545

	Year Ended October 31,
Class B	2016	2015

Sales	—	5,376
Issued to shareholders electing to receive payments of distributions in Fund shares	2,268	1,022
Redemptions	(7,510)	(7,187)
Exchange to Class A shares	(11,629)	(13,090)

Net decrease	(16,871)	(13,879)

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2016	2015

Sales	40,864	53,077
Issued to shareholders electing to receive payments of distributions in Fund shares	61,889	21,645
Redemptions	(201,858)	(96,497)

Net decrease	(99,105)	(21,775)

	Year Ended October 31,
Class I	2016	2015

Sales	154,595	456,008
Issued to shareholders electing to receive payments of distributions in Fund shares	36,383	9,498
Redemptions	(570,338)	(126,867)

Net increase (decrease)	(379,360)	338,639

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2016

18

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2016, $7,177,217 or, if subsequently determined to be different, the net capital gain of such year.

19

Tax-Managed Small-Cap Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 91.2%

Security	Shares	Value

Aerospace & Defense — 4.7%
Curtiss-Wright Corp.	17,310	$1,551,322
Hexcel Corp.	76,905	3,498,408
Mercury Systems, Inc.(1)	66,919	1,859,010

		$6,908,740

Banks — 5.7%
Bank of the Ozarks, Inc.	11,440	$422,822
Eagle Bancorp, Inc.(1)	45,126	2,217,943
First Hawaiian, Inc.(1)	66,080	1,802,663
South State Corp.	21,160	1,552,086
Western Alliance Bancorp(1)	64,970	2,427,279

		$8,422,793

Biotechnology — 1.5%
Ligand Pharmaceuticals, Inc.(1)	23,070	$2,208,491

		$2,208,491

Capital Markets — 2.9%
Bats Global Markets, Inc.	55,589	$1,634,873
Lazard, Ltd., Class A	72,809	2,654,616

		$4,289,489

Chemicals — 3.2%
Balchem Corp.	61,238	$4,647,964

		$4,647,964

Commercial Services & Supplies — 4.6%
Interface, Inc.	129,720	$2,056,062
Multi-Color Corp.	34,840	2,261,987
Team, Inc.(1)	78,461	2,412,676

		$6,730,725

Diversified Consumer Services — 4.6%
Bright Horizons Family Solutions, Inc.(1)	22,850	$1,528,894
Grand Canyon Education, Inc.(1)	40,210	1,754,764
ServiceMaster Global Holdings, Inc.(1)	96,057	3,437,880

		$6,721,538

Electrical Equipment — 1.2%
AZZ, Inc.	32,873	$1,750,487

		$1,750,487

Security	Shares	Value

Electronic Equipment, Instruments & Components — 1.2%
MTS Systems Corp.	37,390	$1,777,894

		$1,777,894

Energy Equipment & Services — 0.5%
Superior Energy Services, Inc.	54,580	$772,853

		$772,853

Equity Real Estate Investment Trusts (REITs) — 6.6%
Acadia Realty Trust	61,600	$2,075,304
CubeSmart	112,916	2,943,720
DCT Industrial Trust, Inc.	45,450	2,124,788
Education Realty Trust, Inc.	12,160	517,894
Post Properties, Inc.	29,612	1,948,173

		$9,609,879

Food & Staples Retailing — 0.3%
Sprouts Farmers Market, Inc.(1)	21,690	$480,433

		$480,433

Food Products — 2.9%
Pinnacle Foods, Inc.	81,474	$4,189,393

		$4,189,393

Health Care Equipment & Supplies — 6.7%
ICU Medical, Inc.(1)	25,649	$3,572,906
Integra LifeSciences Holdings Corp.(1)	37,285	2,964,530
West Pharmaceutical Services, Inc.	44,126	3,354,900

		$9,892,336

Health Care Providers & Services — 4.0%
AmSurg Corp.(1)	30,868	$1,844,363
Surgical Care Affiliates, Inc.(1)	38,070	1,629,015
Team Health Holdings, Inc.(1)	55,510	2,378,604

		$5,851,982

Hotels, Restaurants & Leisure — 1.8%
Planet Fitness, Inc., Class A(1)	37,650	$798,180
Popeyes Louisiana Kitchen, Inc.(1)	34,212	1,826,237

		$2,624,417

Insurance — 5.9%
First American Financial Corp.	74,765	$2,920,321
Horace Mann Educators Corp.	68,235	2,453,048

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
RLI Corp.	24,820	$1,383,467
Stewart Information Services Corp.	43,390	1,950,380

		$8,707,216

IT Services — 5.9%
Black Knight Financial Services, Inc., Class A(1)	47,934	$1,886,203
Convergys Corp.	40,900	1,194,280
CSG Systems International, Inc.	55,730	2,119,412
Euronet Worldwide, Inc.(1)	43,589	3,467,505

		$8,667,400

Life Sciences Tools & Services — 1.8%
VWR Corp.(1)	93,470	$2,571,360

		$2,571,360

Machinery — 2.6%
Milacron Holdings Corp.(1)	23,650	$344,344
RBC Bearings, Inc.(1)	48,813	3,482,808

		$3,827,152

Marine — 2.4%
Kirby Corp.(1)	60,092	$3,542,423

		$3,542,423

Oil, Gas & Consumable Fuels — 5.9%
Diamondback Energy, Inc.(1)	33,211	$3,031,832
PDC Energy, Inc.(1)	45,296	2,778,004
Rice Energy, Inc.(1)	125,530	2,772,958

		$8,582,794

Road & Rail — 1.6%
Landstar System, Inc.	33,450	$2,379,967

		$2,379,967

Semiconductors & Semiconductor Equipment — 3.9%
Cirrus Logic, Inc.(1)	70,686	$3,815,630
Cypress Semiconductor Corp.	191,513	1,909,385

		$5,725,015

Software — 3.0%
Mentor Graphics Corp.	116,859	$3,377,225
Verint Systems, Inc.(1)	27,000	972,000

		$4,349,225

Security	Shares	Value

Specialty Retail — 2.4%
Burlington Stores, Inc.(1)	26,290	$1,970,173
Lithia Motors, Inc., Class A	9,420	808,048
Sally Beauty Holdings, Inc.(1)	28,610	742,143

		$3,520,364

Textiles, Apparel & Luxury Goods — 1.2%
Columbia Sportswear Co.	24,934	$1,412,262
Steven Madden, Ltd.(1)	9,880	329,992

		$1,742,254

Thrifts & Mortgage Finance — 2.2%
Essent Group, Ltd.(1)	124,630	$3,295,217

		$3,295,217

Total Common Stocks (identified cost $104,904,256)		$133,789,801

Exchange-Traded Funds — 4.2%

Security	Shares	Value

Equity Funds — 4.2%
iShares Russell 2000 ETF	14,888	$1,764,228
PowerShares S&P SmallCap Information Technology Portfolio	73,246	4,486,318

		$6,250,546

Total Exchange-Traded Funds (identified cost $6,299,813)		$6,250,546

Short-Term Investments — 5.8%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(2)	$8,526,567	$8,528,272

Total Short-Term Investments (identified cost $8,527,853)		$8,528,272

Total Investments — 101.2% (identified cost $119,731,922)		$148,568,619

Other Assets, Less Liabilities — (1.2)%		$(1,822,290)

Net Assets — 100.0%		$146,746,329

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Portfolio of Investments — continued

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $111,204,069)	$140,040,347
Affiliated investment, at value (identified cost, $8,527,853)	8,528,272
Dividends receivable	17,622
Total assets	$148,586,241

Liabilities
Payable for investments purchased	$1,689,247
Payable to affiliates:
Investment adviser fee	78,650
Trustees’ fees	674
Accrued expenses	71,341
Total liabilities	$1,839,912
Net Assets applicable to investors’ interest in Portfolio	$146,746,329

Sources of Net Assets
Investors’ capital	$117,909,632
Net unrealized appreciation	28,836,697
Total	$146,746,329

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends	$1,411,929
Interest allocated from/dividends from affiliated investment	20,019
Expenses allocated from affiliated investment	(562)
Total investment income	$1,431,386

Expenses
Investment adviser fee	$922,373
Trustees’ fees and expenses	8,243
Custodian fee	56,008
Legal and accounting services	40,027
Miscellaneous	6,960
Total expenses	$1,033,611

Net investment income	$397,775

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,584,542
Investment transactions in/allocated from affiliated investment	458
Net realized gain	$9,585,000
Change in unrealized appreciation (depreciation) —
Investments	$(5,735,201)
Investment — affiliated investment	419
Net change in unrealized appreciation (depreciation)	$(5,734,782)

Net realized and unrealized gain	$3,850,218

Net increase in net assets from operations	$4,247,993

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$397,775	$469,181
Net realized gain from investment transactions	9,585,000	8,032,182
Net change in unrealized appreciation (depreciation) from investments	(5,734,782)	(4,692,699)
Net increase in net assets from operations	$4,247,993	$3,808,664
Capital transactions —
Contributions	$4,389,164	$17,235,520
Withdrawals	(27,102,002)	(9,034,085)
Net increase (decrease) in net assets from capital transactions	$(22,712,838)	$8,201,435

Net increase (decrease) in net assets	$(18,464,845)	$12,010,099

Net Assets
At beginning of year	$165,211,174	$153,201,075
At end of year	$146,746,329	$165,211,174

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.70%	0.70%	0.69%	0.72%	0.73%
Net investment income	0.27%	0.28%	0.17%	0.55%	0.22%
Portfolio Turnover	66%	73%	58%	39%	57%

Total Return	3.43%	2.35%	7.87%	32.92%	10.87%

Net assets, end of year (000’s omitted)	$146,746	$165,211	$153,201	$148,616	$135,796

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

26	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 69.1% and 30.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or

27

Tax-Managed Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements — continued

having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $922,373 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $96,032,659 and $120,432,678, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$119,634,187

Gross unrealized appreciation	$29,603,963
Gross unrealized depreciation	(669,531)

Net unrealized appreciation	$28,934,432

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Tax-Managed Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements — continued

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$133,789,801	*	$—	$—	$133,789,801
Exchange-Traded Funds	6,250,546		—	—	6,250,546
Short-Term Investments	—		8,528,272	—	8,528,272

Total Investments	$140,040,347		$8,528,272	$—	$148,568,619

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Tax-Managed Small-Cap Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2016

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

32

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.16

Eaton Vance

Tax-Managed Global Small-Cap Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the
Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain
CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and
are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Tax-Managed Global Small-Cap Fund

Management’s Discussion of Fund Performance

2

Performance

3

Fund Profile

4

Endnotes and Additional Disclosures

5

Fund Expenses

6

Financial Statements

7

Report of Independent Registered Public Accounting Firm

17 and 31

Federal Tax Information

18

Management and Organization

32

Important Notices

35

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Management’s Discussion of Fund
Performance1

Economic and Market Conditions

Most global equity markets delivered moderate gains for the 12-month period ended October 31, 2016. Continued low interest rates and a rebound in oil prices were countered by geopolitical tensions and concerns about sluggish economic growth.

Global stocks moved in a choppy pattern during the first two months of the period. Worries about a possible interest rate hike by the U.S. Federal Reserve (the Fed) offset positive economic news, including further gains in the U.S. job market and higher European retail sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years.
Following the quarter-point increase, global stocks rose briefly before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in
China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In June 2016, Britain’s “Brexit” vote to leave the European Union sent stocks into a two-day tailspin, but equity markets quickly rallied, recovering the lost ground. In the U.S., major stock indexes reached multiple record highs during July and August 2016.

Global stocks pulled back in late August
2016 amid retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries
(OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, global equities drifted lower on worries about the U.S. presidential election as well as concerns about China’s lagging economy and the possibility of rising interest rates.

For the 12-month period, the MSCI World Index,2 a proxy for global equities, returned 1.18%. The MSCI EAFE Index, an index of developed-market international equities, declined
3.23%, while the MSCI Emerging Markets Index returned 9.27%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 4.51%.

Fund Performance

For the 12-month period ended
October 31, 2016, Eaton Vance Tax-Managed Global Small-Cap Fund (the Fund) had a total return of –0.46% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World

Small Cap Index (the Index), which returned 4.15% for the same period.

The Fund underperformed the Index largely to due to stock selection. Asset allocation also detracted from Fund performance versus the Index.

The industrials sector was the Fund’s weakest performer relative to the Index due to stock selection. Within the sector, the commercial services &
supplies industry was a notable laggard in the 12-month period. Regus PLC, a leading global office rental company, was one of the Fund’s worst-performing individual stocks in the period, due partly to fears of a business slowdown following
Britain’s “Brexit” vote to leave the European Union. The materials sector also underperformed relative to the Index due to stock selection along with an underweight position. The metals & mining industry as well as the chemical industry detracted notably from relative Fund results versus the Index.

In the information technology (IT) sector, the Fund’s holdings in the communications equipment industry dragged down performance relative to the Index. The Fund’s worst-performing stock in the period was Infinera Corp., an optical technology component maker that reported disappointing results for the 12-month period. Infinera was sold during the period. Overall, the IT sector detracted from Fund performance versus the Index due largely to stock selection along with a slight sector underweight.

On the positive side, health care was the top-performing sector in the period as a result of stock selection along with an overweight position. In particular, the
Fund’s overweight position in the outperforming health care equipment & supplies industry boosted Fund results relative to the Index. Integra LifeSciences Holdings Corp., a medical device company, and Teleflex, Inc., a manufacturer of consumable medical products, were both among the Fund’s leading individual stocks after exceeding growth forecasts. An underweight in the lagging biotechnology industry also aided relative Fund performance versus the Index.

Amid rebounding prices, the energy sector also outperformed relative to the Index due to stock selection. In particular, stock selection in the oil & gas industry was positive, despite an unfavorable overweight position. The consumer staples sector outperformed the Index due to stock selection. In the beverages industry, stock selection along with an overweight position contributed to Fund performance versus the Index. Among individual stocks, rising exports to China helped boost Treasury Wine Estates, Ltd., an Australian wine producer. Treasury Wine Estates was sold during the period. Overall, the Fund’s top-performing individual stock in the 12-month period was TAL Education Group ADR, which provides after-school tutoring in China. The company’s shares gained amid strong business growth.

See Endnotes and Additional
Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Performance2,3

Portfolio Managers Aidan M. Farrell, of Eaton Vance
Management (International) Limited

% Average Annual Total Returns

  Class
Inception Date

  Performance
Inception Date

One Year

Five Years

Ten Years

Class A at NAV

03/04/2002

03/04/2002

–0.46
%

8.50
%

6.05
%

Class A with 5.75% Maximum Sales Charge

—

—

–6.19

7.23

5.42

Class C at NAV

03/04/2002

03/04/2002

–1.24

7.68

5.25

Class C with 1% Maximum Sales Charge

—

—

–1.85

7.68

5.25

Class I at NAV

10/01/2009

03/04/2002

–0.19

8.77

6.24

MSCI World Small Cap Index

—

—

4.15
%

10.07
%

5.46
%

% After-Tax Returns with Maximum Sales Charge

  Class
Inception Date

  Performance
Inception Date

One Year

Five Years

Ten Years

Class A After Taxes on Distributions

03/04/2002

03/04/2002

–13.39
%

4.27
%

3.63
%

Class A After Taxes on Distributions and Sale of Fund Shares

—

—

2.45

5.76

4.41

Class C After Taxes on Distributions

03/04/2002

03/04/2002

–10.66

4.28

3.23

Class C After Taxes on Distributions and Sale of Fund Shares

—

—

6.33

6.18

4.31

Class I After Taxes on Distributions

10/01/2009

03/04/2002

–7.71

5.82

4.45

Class I After Taxes on Distributions and Sale of Fund Shares

—

—

6.08

7.00

5.08

% Total Annual Operating Expense Ratios[4]

Class A

Class C

Class I

Gross

1.76
%

2.51
%

1.51
%

Net

1.40

2.15

1.15

Growth of $10,000

This graph shows the change in value of a hypothetical
investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]

Amount Invested

Period Beginning

At NAV

With Maximum Sales Charge

Class C

$
10,000

10/31/2006

$
16,692

N.A.

Class I

$
250,000

10/31/2006

$
458,063

N.A.

See Endnotes and Additional Disclosures in this
report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6,7

Top 10 Holdings (% of net assets)6

Balchem Corp.

1.6
%

Hexcel Corp.

1.4

First Republic Bank

1.4

Pinnacle Foods, Inc.

1.2

AMETEK, Inc.

1.2

ServiceMaster Global Holdings, Inc.

1.2

CAE, Inc.

1.2

LKQ Corp.

1.2

Melrose Industries PLC

1.1

Multi-Color Corp.

1.1

Total

12.6
%

Country Allocation (% of net assets)8

See Endnotes and Additional
Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The
Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown.

After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective August 7, 2015, the Fund changed its name, investment objective and investment strategy to invest globally and no longer employs a value investment strategy.
Performance prior to August 7, 2015 reflects the Fund’s performance under its former investment objective and policies.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/17. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
  Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the
Portfolio’s holdings.

[6]
Excludes cash and cash equivalents.

[7]
Excludes the Fund’s investments in exchange-traded funds (ETFs).

[8]

The Fund may obtain exposure to certain market segments through investments in ETFs. For purposes of the chart, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective September 30, 2016, Aidan M. Farrell is the sole portfolio manager of the Fund.

5

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).
Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (5/1/16)

Ending Account Value (10/31/16)

Expenses Paid During Period* (5/1/16 – 10/31/16)

Annualized Expense Ratio

Actual

Class A

$
1,000.00

$
1,020.10

$
7.11
**

1.40
%

Class C

$
1,000.00

$
1,015.00

$
10.89
**

2.15
%

Class I

$
1,000.00

$
1,021.30

$
5.84
**

1.15
%

Hypothetical

(5% return per year before expenses)

Class A

$
1,000.00

$
1,018.10

$
7.10
**

1.40
%

Class C

$
1,000.00

$
1,014.30

$
10.89
**

2.15
%

Class I

$
1,000.00

$
1,019.40

$
5.84
**

1.15
%

*
Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

**
Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Statement of Assets and Liabilities

Assets

October 31, 2016

Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $21,083,866)

$
21,885,490

Receivable for Fund shares sold

5,241

Receivable from affiliate

17,183

Total assets

$
21,907,914

Liabilities

Payable for Fund shares redeemed

$
155,048

Payable to affiliates:

Administration fee

2,854

Distribution and service fees

7,155

Trustees’ fees

43

Accrued expenses

41,263

Total liabilities

$
206,363

Net Assets

$
21,701,551

Sources of Net Assets

Paid-in capital

$
21,850,480

Accumulated net realized loss from Portfolio

(950,553
)

Net unrealized appreciation from Portfolio

801,624

Total

$
21,701,551

Class A Shares

Net Assets

$
13,846,747

Shares Outstanding

1,242,310

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)

$
11.15

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)

$
11.83

Class C Shares

Net Assets

$
4,717,241

Shares Outstanding

536,645

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)

$
8.79

Class I Shares

Net Assets

$
3,137,563

Shares Outstanding

273,119

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)

$
11.49

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*
Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Statement of Operations

Investment Income

Year Ended October 31, 2016

Dividends allocated from Portfolio (net of foreign taxes, $35,813)

$
565,735

Interest allocated from Portfolio

1,270

Expenses allocated from Portfolio

(279,840
)

Total investment income from Portfolio

$
287,165

Expenses

Administration fee

$
37,194

Distribution and service fees

Class A

40,923

Class C

55,492

Trustees’ fees and expenses

501

Custodian fee

11,204

Transfer and dividend disbursing agent fees

32,578

Legal and accounting services

23,117

Printing and postage

21,879

Registration fees

45,286

Miscellaneous

10,713

Total expenses

$
278,887

Deduct —

Allocation of expenses to affiliate

$
176,249

Total expense reductions

$
176,249

Net expenses

$
102,638

Net investment income

$
184,527

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions

$
(1,090,397
)

Foreign currency transactions

5,387

Net realized loss

$
(1,085,010
)

Change in unrealized appreciation (depreciation) —

Investments

$
555,293

Foreign currency

(261
)

Net change in unrealized appreciation (depreciation)

$
555,032

Net realized and unrealized loss

$
(529,978
)

Net decrease in net assets from operations

$
(345,451
)

8

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Statements of Changes in Net Assets

Year Ended October 31,

Increase (Decrease) in Net Assets

2016

2015

From operations —

Net investment income (loss)

$
184,527

$
(174,055
)

Net realized gain (loss) from investment and foreign currency transactions

(1,085,010
)

12,875,960

  Net change in unrealized appreciation (depreciation) from investments and foreign currency

555,032

(14,775,168
)

Net decrease in net assets from operations

$
(345,451
)

$
(2,073,263
)

Distributions to shareholders —

From net realized gain

Class A

$
(7,071,284
)

$
(2,218,740
)

Class C

(2,944,043
)

(879,281
)

Class I

(1,015,562
)

(380,057
)

Total distributions to shareholders

$
(11,030,889
)

$
(3,478,078
)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A

$
1,981,392

$
2,659,247

Class C

836,308

1,013,477

Class I

2,409,027

1,090,357

Net asset value of shares issued to shareholders in payment of distributions declared

Class A

6,444,824

2,052,138

Class C

2,306,787

708,720

Class I

784,227

262,030

Cost of shares redeemed

Class A

(10,928,821
)

(5,933,556
)

Class C

(3,797,792
)

(1,916,373
)

Class I

(2,584,527
)

(2,119,672
)

Net decrease in net assets from Fund share transactions

$
(2,548,575
)

$
(2,183,632
)

Net decrease in net assets

$
(13,924,915
)

$
(7,734,973
)

Net Assets

At beginning of year

$
35,626,466

$
43,361,439

At end of year

$
21,701,551

$
35,626,466

Accumulated undistributed net investment income (loss) included in net assets

At end of year

$
—

$
(171,183
)

9

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Financial Highlights

Class A

Year Ended October 31,

2016

2015

2014

2013

2012

Net asset value — Beginning of year

$
16.530

$
18.810

$
19.150

$
15.320

$
14.770

Income (Loss) From Operations

Net investment income (loss)(1)

$
0.102

$
(0.047
)

$
(0.087
)

$
(0.007
)

$
(0.021
)

Net realized and unrealized gain (loss)

(0.164
)

(0.770
)

1.843

4.881

1.100

Total income (loss) from operations

$
(0.062
)

$
(0.817
)

$
1.756

$
4.874

$
1.079

Less Distributions

From net realized gain

$
(5.318
)

$
(1.463
)

$
(2.096
)

$
(1.044
)

$
(0.529
)

Total distributions

$
(5.318
)

$
(1.463
)

$
(2.096
)

$
(1.044
)

$
(0.529
)

Net asset value — End of year

$
11.150

$
16.530

$
18.810

$
19.150

$
15.320

Total Return(2)(3)

(0.46
)%

(4.62
)%

10.13
%

33.83
%

7.51
%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)

$
13,847

$
23,632

$
28,317

$
31,504

$
22,824

  Ratios (as a percentage of average daily net
assets):(4)

Expenses(3)(5)

1.41
%

1.45
%

1.45
%

1.45
%

1.45
%

Net investment income (loss)

0.92
%

(0.27
)%

(0.47
)%

(0.04
)%

(0.14
)%

Portfolio Turnover of the Portfolio

92
%

124
%

48
%

72
%

55
%

(1)
Computed using average shares outstanding.

(2)
  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to
0.77%, 0.31%, 0.24%, 0.54% and 0.55% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the former sub-adviser of the Portfolio. Absent this reimbursement, total return would be lower.

(4)
Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Financial Highlights — continued

Class C

Year Ended October 31,

2016

2015

2014

2013

2012

Net asset value — Beginning of year

$
14.230

$
16.520

$
17.180

$
13.940

$
13.590

Income (Loss) From Operations

Net investment income (loss)(1)

$
0.014

$
(0.153
)

$
(0.198
)

$
(0.119
)

$
(0.122
)

Net realized and unrealized gain (loss)

(0.136
)

(0.674
)

1.634

4.403

1.001

Total income (loss) from operations

$
(0.122
)

$
(0.827
)

$
1.436

$
4.284

$
0.879

Less Distributions

From net realized gain

$
(5.318
)

$
(1.463
)

$
(2.096
)

$
(1.044
)

$
(0.529
)

Total distributions

$
(5.318
)

$
(1.463
)

$
(2.096
)

$
(1.044
)

$
(0.529
)

Net asset value — End of year

$
8.790

$
14.230

$
16.520

$
17.180

$
13.940

Total Return(2)(3)

(1.24
)%

(5.38
)%

9.35
%

32.89
%

6.67
%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)

$
4,717

$
8,442

$
10,076

$
9,644

$
6,944

  Ratios (as a percentage of average daily net
assets):(4)

Expenses(3)(5)

2.16
%

2.20
%

2.20
%

2.20
%

2.20
%

Net investment income (loss)

0.16
%

(1.02
)%

(1.22
)%

(0.79
)%

(0.89
)%

Portfolio Turnover of the Portfolio

92
%

124
%

48
%

72
%

55
%

(1)
Computed using average shares outstanding.

(2)
  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to
0.77%, 0.31%, 0.24%, 0.54% and 0.55% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the former sub-adviser of the Portfolio. Absent this reimbursement, total return would be lower.

(4)
Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Financial Highlights — continued

Class I

Year Ended October 31,

2016

2015

2014

2013

2012

Net asset value — Beginning of year

$
16.840

$
19.100

$
19.360

$
15.440

$
14.850

Income (Loss) From Operations

Net investment income (loss)(1)

$
0.108

$
(0.005
)

$
(0.048
)

$
0.093

$
0.014

Net realized and unrealized gain (loss)

(0.140
)

(0.792
)

1.884

4.871

1.105

Total income (loss) from operations

$
(0.032
)

$
(0.797
)

$
1.836

$
4.964

$
1.119

Less Distributions

From net realized gain

$
(5.318
)

$
(1.463
)

$
(2.096
)

$
(1.044
)

$
(0.529
)

Total distributions

$
(5.318
)

$
(1.463
)

$
(2.096
)

$
(1.044
)

$
(0.529
)

Net asset value — End of year

$
11.490

$
16.840

$
19.100

$
19.360

$
15.440

Total Return(2)(3)

(0.19
)%

(4.43
)%

10.47
%

34.17
%

7.75
%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)

$
3,138

$
3,552

$
4,968

$
2,487

$
5,573

  Ratios (as a percentage of average daily net
assets):(4)

Expenses(3)(5)

1.16
%

1.20
%

1.20
%

1.20
%

1.20
%

Net investment income (loss)

0.94
%

(0.03
)%

(0.26
)%

0.57
%

0.10
%

Portfolio Turnover of the Portfolio

92
%

124
%

48
%

72
%

55
%

(1)
Computed using average shares outstanding.

(2)
  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to
0.77%, 0.31%, 0.24%, 0.54% and 0.55% of average daily net assets for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively). Prior to March 19, 2012, a portion of the reimbursement was borne by the former sub-adviser of the Portfolio. Absent this reimbursement, total return would be lower.

(4)
Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Small-Cap Fund (the Fund)
is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5).
Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Global Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment
Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net
investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of
expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of
Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust
(such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

Year Ended October 31,

2016

2015

Distributions declared from:

Long-term capital gains

$
11,030,889

$
3,478,078

During the year ended October 31, 2016, accumulated net realized loss was decreased by $161,147, accumulated undistributed net investment income was decreased by $13,344 and paid-in capital was decreased by $147,803 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses)
on a tax basis were as follows:

Deferred capital losses

$
(937,323
)

Net unrealized appreciation

$
788,394

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the
Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax
purposes, had deferred capital losses of $937,323 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $937,323 are short-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management
(EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $37,194.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.40%, 2.15% and 1.15% (1.45%, 2.20% and 1.20% prior to January 4, 2016) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2017. Pursuant to this agreement, EVM was allocated $176,249 of the Fund’s operating expenses for the year ended October 31, 2016. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial
Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer
Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $3,464 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,516 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees
and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of
0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts.
Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $40,923 for Class A shares.

14

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $41,572 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $13,920 for Class C shares.

Distribution and service
fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent
Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,466,405 and $15,007,553, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Year Ended October 31,

Class A

2016

2015

Sales

182,545

152,040

Issued to shareholders electing to receive payments of distributions in Fund shares

576,460

119,728

Redemptions

(946,196
)

(347,346
)

Net decrease

(187,191
)

(75,578
)

Year Ended October 31,

Class C

2016

2015

Sales

95,217

66,700

Issued to shareholders electing to receive payments of distributions in Fund shares

259,773

47,725

Redemptions

(411,486
)

(131,264
)

Net decrease

(56,496
)

(16,839
)

15

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Notes to Financial Statements — continued

Year Ended October 31,

Class I

2016

2015

Sales

212,341

62,136

Issued to shareholders electing to receive payments of distributions in Fund shares

68,253

15,042

Redemptions

(218,349
)

(126,495
)

Net increase (decrease)

62,245

(49,317
)

16

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Small-Cap Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

17

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 97.9%

Security

Shares

Value

Australia — 2.0%

carsales.com, Ltd.

11,352

$
91,874

Challenger, Ltd.

13,289

108,485

Mirvac Group

63,254

100,342

Regis Resources, Ltd.

21,931

55,309

Super Retail Group, Ltd.

11,273

83,806

$
439,816

Austria — 0.4%

ams AG

3,163

$
88,567

$
88,567

Belgium — 0.8%

Kinepolis Group NV

1,790

$
80,543

Warehouses De Pauw CVA

934

86,053

$
166,596

Bermuda — 1.3%

Essent Group, Ltd.(1)

4,283

$
113,243

Genpact, Ltd.(1)

7,752

178,218

$
291,461

Canada — 5.6%

Aecon Group, Inc.

12,570

$
162,502

CAE, Inc.

18,262

256,509

Canadian Energy Services & Technology Corp.

28,142

110,990

Detour Gold Corp.(1)

2,103

40,091

Gibson Energy, Inc.

9,182

115,211

Laurentian Bank of Canada

2,461

90,950

Linamar Corp.

1,326

53,928

North West Co., Inc. (The)

3,765

71,859

Sandvine Corp.

31,267

70,166

Seven Generations Energy, Ltd., Class A(1)

7,580

161,625

Torex Gold Resources, Inc.(1)

4,316

80,284

$
1,214,115

China — 0.7%

TAL Education Group ADR(1)

1,961

$
159,704

$
159,704

Finland — 0.3%

Amer Sports Oyj

2,705

$
73,601

$
73,601

Security

Shares

Value

France — 1.8%

Criteo SA ADR(1)

2,356

$
85,170

Ipsen SA

1,584

109,504

Nexity SA

1,728

86,760

Rubis SCA

1,168

106,511

$
387,945

Germany — 1.8%

Norma Group SE

4,574

$
210,463

Salzgitter AG

2,029

66,697

Scout24 AG(1)(2)

3,371

116,260

$
393,420

Hong Kong — 0.6%

Hysan Development Co., Ltd.

27,049

$
124,842

$
124,842

Ireland — 0.9%

Irish Residential Properties REIT PLC

69,197

$
89,230

UDG Healthcare PLC

14,234

113,755

$
202,985

Israel — 0.8%

Frutarom Industries, Ltd.

3,175

$
167,775

$
167,775

Italy — 3.6%

Amplifon SpA

18,941

$
200,135

Banca Generali SpA

6,596

146,673

Brembo SpA

1,577

97,638

Industria Macchine Automatiche SpA

2,807

173,608

MARR SpA

4,254

78,358

Moncler SpA

5,634

93,794

$
790,206

Japan — 12.4%

77 Bank, Ltd. (The)

23,900

$
107,964

Advance Residence Investment Corp.

51

142,745

Ariake Japan Co., Ltd.

2,200

122,907

Daifuku Co., Ltd.

7,100

128,288

Eiken Chemical Co., Ltd.

5,400

147,548

FP Corp.

2,400

129,273

GMO Internet, Inc.

10,800

144,173

Nomura Co., Ltd.

7,600

123,253

OYO Corp.

9,800

113,323

19

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Portfolio of Investments — continued

Security

Shares

Value

Japan (continued)

Penta-Ocean Construction Co., Ltd.

37,800

$
225,255

Relia, Inc.

23,100

221,354

Sac’s Bar Holdings, Inc.

10,200

109,118

Sakata INX Corp.

14,000

183,291

Sakata Seed Corp.

7,800

224,543

Sun Frontier Fudousan Co., Ltd.

10,100

96,280

Tokyo Century Corp.

5,100

179,708

Tokyu REIT, Inc.

99

130,550

Yokohama Reito Co., Ltd.

17,254

174,509

$
2,704,082

Netherlands — 1.2%

IMCD Group NV

4,018

$
173,771

Refresco Group NV(2)

6,732

98,339

$
272,110

Norway — 1.0%

SpareBank 1 SR-Bank ASA

19,752

$
117,726

XXL ASA(2)

7,901

98,903

$
216,629

Spain — 0.2%

Tecnicas Reunidas SA

1,439

$
53,842

$
53,842

Sweden — 0.8%

Boliden AB

2,793

$
64,732

Indutrade AB

6,482

120,568

$
185,300

Switzerland — 1.2%

Temenos Group AG

2,490

$
160,808

VZ Holding AG

340

100,574

$
261,382

United Kingdom — 6.7%

Bodycote PLC

31,823

$
230,634

Halma PLC

10,636

136,161

Hastings Group Holdings PLC(2)

37,683

100,779

Hiscox, Ltd.

7,848

97,996

Inchcape PLC

5,740

45,637

John Wood Group PLC

7,986

75,062

Melrose Industries PLC

117,331

242,135

Regus PLC

70,779

215,331

Security

Shares

Value

United Kingdom (continued)

St. James’s Place PLC

9,061

$
104,644

UNITE Group PLC (The)

14,112

95,592

WH Smith PLC

6,247

112,443

$
1,456,414

United States — 53.8%

Acadia Realty Trust

3,254

$
109,627

Akamai Technologies, Inc.(1)

2,477

172,077

Alliant Energy Corp.

2,393

91,054

Ameris Bancorp

3,280

119,064

AMERISAFE, Inc.

1,596

88,738

AMETEK, Inc.

6,153

271,347

AmSurg Corp.(1)

1,662

99,304

AZZ, Inc.

2,054

109,375

Balchem Corp.

4,553

345,573

Bank of the Ozarks, Inc.

2,638

97,500

BankUnited, Inc.

2,726

79,436

  Black Knight Financial Services, Inc., Class
A(1)

3,036

119,467

Bright Horizons Family Solutions, Inc.(1)

1,703

113,948

Burlington Stores, Inc.(1)

1,692

126,798

Cambrex Corp.(1)

3,775

152,132

Cirrus Logic, Inc.(1)

1,535

82,859

CMS Energy Corp.

2,131

89,822

Columbia Sportswear Co.

1,508

85,413

Convergys Corp.

4,476

130,699

CubeSmart

7,432

193,752

Curtiss-Wright Corp.

1,146

102,705

Cypress Semiconductor Corp.

9,215

91,874

DCT Industrial Trust, Inc.

2,489

116,361

Diamondback Energy, Inc.(1)

2,318

211,610

Douglas Emmett, Inc.

5,260

191,990

Eagle Bancorp, Inc.(1)

3,923

192,815

EastGroup Properties, Inc.

1,676

113,817

Education Realty Trust, Inc.

1,044

44,464

Essex Property Trust, Inc.

766

163,993

Euronet Worldwide, Inc.(1)

1,738

138,258

Federal Realty Investment Trust

1,404

203,903

First American Financial Corp.

3,246

126,789

First Hawaiian, Inc.(1)

3,667

100,036

First Republic Bank

4,070

302,930

Grand Canyon Education, Inc.(1)

2,223

97,012

Hexcel Corp.

6,733

306,284

Hill-Rom Holdings, Inc.

1,570

86,994

Horace Mann Educators Corp.

2,828

101,667

ICU Medical, Inc.(1)

841

117,151

Integra LifeSciences Holdings Corp.(1)

1,742

138,506

20

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Portfolio of Investments — continued

Security

Shares

Value

United States (continued)

Interface, Inc.

6,237

$
98,856

James River Group Holdings, Ltd.

2,839

106,860

Jazz Pharmaceuticals PLC(1)

773

84,620

Kirby Corp.(1)

3,893

229,492

Landstar System, Inc.

2,665

189,615

Lazard, Ltd., Class A

3,177

115,833

Ligand Pharmaceuticals, Inc.(1)

1,159

110,951

Lithia Motors, Inc., Class A

1,153

98,904

LKQ Corp.(1)

7,917

255,561

MEDNAX, Inc.(1)

1,720

105,350

Mentor Graphics Corp.

4,723

136,495

Mercury Systems, Inc.(1)

3,807

105,758

Milacron Holdings Corp.(1)

3,565

51,906

MTS Systems Corp.

4,294

204,180

Multi-Color Corp.

3,686

239,314

National Retail Properties, Inc.

1,877

85,629

NVR, Inc.(1)

83

126,409

PDC Energy, Inc.(1)

3,884

238,206

Pinnacle Foods, Inc.

5,289

271,960

Pinnacle West Capital Corp.

1,197

91,128

Planet Fitness, Inc., Class A(1)

2,838

60,166

Popeyes Louisiana Kitchen, Inc.(1)

2,826

150,852

Post Properties, Inc.

1,938

127,501

PS Business Parks, Inc.

1,654

181,593

RBC Bearings, Inc.(1)

2,588

184,654

RLI Corp.

2,775

154,678

Sabre Corp.

8,461

218,548

Sally Beauty Holdings, Inc.(1)

2,344

60,803

ServiceMaster Global Holdings, Inc.(1)

7,300

261,267

South State Corp.

1,679

123,155

Sprouts Farmers Market, Inc.(1)

4,769

105,633

Steven Madden, Ltd.(1)

2,720

90,848

Surgical Care Affiliates, Inc.(1)

2,789

119,341

Team Health Holdings, Inc.(1)

4,392

188,197

Team, Inc.(1)

1,034

31,796

Teleflex, Inc.

907

129,819

US Concrete, Inc.(1)

3,239

161,626

Vantiv, Inc., Class A(1)

3,988

232,740

Verint Systems, Inc.(1)

2,595

93,420

VWR Corp.(1)

6,059

166,683

West Pharmaceutical Services, Inc.

1,932

146,890

Western Alliance Bancorp(1)

2,989

111,669

Yadkin Financial Corp.

3,793

105,218

$
11,781,268

Total Common Stocks (identified cost $20,624,483)

$
21,432,060

Exchange-Traded Funds — 1.0%

Security

Shares

Value

Equity Funds — 1.0%

iShares Russell 2000 ETF

1,833

$
217,210

Total Exchange-Traded Funds (identified cost $223,304)

$
217,210

Short-Term Investments — 0.3%

Description

Units

Value

Eaton Vance Cash Reserves Fund, LLC, 0.68%(3)

52,070

$
52,080

Total Short-Term Investments (identified cost $52,075)

$
52,080

Total Investments — 99.2% (identified cost $20,899,862)

$
21,701,350

Other Assets, Less Liabilities — 0.8%

$
184,335

Net Assets — 100.0%

$
21,885,685

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)
Non-income producing security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $414,281 or 1.9% of the Portfolio’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments.
The rate shown is the annualized seven-day yield as of October 31, 2016.

21

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Portfolio of Investments — continued

Sector Classification of Portfolio

Sector

  Percentage
of Net Assets

Value

Industrials

20.6
%

$
4,518,096

Financials

14.6

3,195,130

Information Technology

12.3

2,692,014

Consumer Discretionary

11.6

2,537,096

Real Estate

11.4

2,485,024

Health Care

10.1

2,216,880

Materials

5.9

1,294,651

Consumer Staples

5.3

1,148,108

Energy

4.4

966,546

Utilities

1.7

378,515

Exchange-Traded Funds

1.0

217,210

Short-Term Investments

0.3

52,080

Total Investments

99.2
%

$
21,701,350

Abbreviations:

ADR

–

American Depositary Receipt

22

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets

October 31, 2016

Unaffiliated investments, at value (identified cost, $20,847,787)

$
21,649,270

Affiliated investment, at value (identified cost, $52,075)

52,080

Dividends receivable

18,844

Receivable for investments sold

387,180

Total assets

$
22,107,374

Liabilities

Payable for investments purchased

$
130,195

Due to custodian — foreign currency, at value (identified cost, $67)

67

Payable to affiliates:

Investment adviser fee

14,331

Trustees’ fees

146

Other

17,542

Accrued expenses

59,408

Total liabilities

$
221,689

Net Assets applicable to investors’ interest in Portfolio

$
21,885,685

Sources of Net Assets

Investors’ capital

$
21,084,725

Net unrealized appreciation

800,960

Total

$
21,885,685

23

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Statement of Operations

Investment Income

Year Ended October 31, 2016

Dividends (net of foreign taxes, $35,813)

$
565,668

Interest allocated from/dividends from affiliated investment

1,342

Expenses allocated from affiliated investment

(42
)

Total investment income

$
566,968

Expenses

Investment adviser fee

$
186,845

Trustees’ fees and expenses

1,708

Custodian fee

57,286

Legal and accounting services

35,946

Miscellaneous

12,683

Total expenses

$
294,468

Deduct —

Allocation of expenses to affiliate

$
14,670

Total expense reductions

$
14,670

Net expenses

$
279,798

Net investment income

$
287,170

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions

$
(1,067,786
)

Investment transactions in/allocated from affiliated investment

37

Foreign currency transactions

5,387

Net realized loss

$
(1,062,362
)

Change in unrealized appreciation (depreciation) —

Investments

$
532,630

Investments — affiliated investment

5

Foreign currency

(261
)

Net change in unrealized appreciation (depreciation)

$
532,374

Net realized and unrealized loss

$
(529,988
)

Net decrease in net assets from operations

$
(242,818
)

24

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Statements of Changes in Net Assets

Year Ended October 31,

Increase (Decrease) in Net Assets

2016

2015

From operations —

Net investment income

$
287,170

$
183,418

Net realized gain (loss) from investment and foreign currency transactions

(1,062,362
)

27,652,344
(1)

  Net change in unrealized appreciation (depreciation) from investments and foreign currency

532,374

(28,387,042
)

Net decrease in net assets from operations

$
(242,818
)

$
(551,280
)

Capital transactions —

Contributions

$
1,466,405

$
4,480,188

Withdrawals

(15,007,583
)

(50,586,121
)(2)

Net decrease in net assets from capital transactions

$
(13,541,178
)

$
(46,105,933
)

Net decrease in net assets

$
(13,783,996
)

$
(46,657,213
)

Net Assets

At beginning of year

$
35,669,681

$
82,326,894

At end of year

$
21,885,685

$
35,669,681

(1)
Includes $10,721,827 of net realized gains from redemptions in-kind.

(2)
  Includes $41,935,538 of withdrawals by Eaton Vance Tax-Managed Equity Asset Allocation Fund, a fund that invested in the Portfolio during a portion of the year ended October 31, 2015.

25

See Notes to Financial Statements.

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Financial Highlights

Year Ended October 31,

Ratios/Supplemental Data

2016

2015

2014

2013

2012

Ratios (as a percentage of average daily net assets):

Expenses(1)

1.13
%(2)

0.89
%

0.93
%

1.13
%

1.13
%

Net investment income

1.16
%

0.27
%

0.05
%

0.32
%

0.18
%

Portfolio Turnover

92
%

124
%

48
%

72
%

55
%

Total Return

(0.18

)%(2)

(4.08
)%

10.71
%

34.26
%

7.86
%

Net assets, end of year (000’s omitted)

$
21,886

$
35,670

$
82,327

$
80,045

$
70,053

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)
  The investment adviser reimbursed certain operating expenses (equal to 0.06% of average daily net assets for the year ended October 31, 2016). Absent this reimbursement, total return would be lower.

26

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Global Small-Cap Portfolio (the Portfolio)
is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Tax-Managed Global Small-Cap Fund held an interest of 99.9% in the
Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment
Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price.
Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is
not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the
Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis.
Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the
Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the
Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code)
in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of
Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the
Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee
is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $186,845, or 0.75% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $14,670 of the
Portfolio’s operating expenses for the year ended October 31, 2016. Pursuant to a sub-advisory agreement effective November 16, 2015, BMR pays Eaton Vance Management (International) Limited (EVMI), an indirect, wholly-owned subsidiary of Eaton Vance Corp., a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash
Reserves Fund.

During the year ended October 31, 2016, BMR reimbursed the Portfolio $28,539 for a trading error. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

Trustees and officers of the Portfolio who are members of EVM’s or
BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $22,929,964 and $36,017,119, respectively, for the year ended October 31, 2016.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost

$
21,134,298

Gross unrealized appreciation

$
1,750,270

Gross unrealized depreciation

(1,183,218
)

Net unrealized appreciation

$
567,052

28

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements — continued

The net unrealized depreciation on foreign currency transactions at October 31, 2016 on a federal income tax basis was $595.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under
generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•

Level 1 – quoted prices in active markets for identical investments

•

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description

Level 1

Level 2

Level 3

Total

Common Stocks

Asia/Pacific

$
159,704

$
3,268,740

$
—

$
3,428,444

Developed Europe

85,170

4,463,827

—

4,548,997

Developed Middle East

—

167,775

—

167,775

North America

13,286,844

—

—

13,286,844

Total Common Stocks

$
13,531,718

$
7,900,342
*

$
—

$
21,432,060

Exchange-Traded Funds

$
217,210

$
—

$
—

$
217,210

Short-Term Investments

—

52,080

—

52,080

Total Investments

$
13,748,928

$
7,952,422

$
—

$
21,701,350

*
Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

29

Eaton Vance

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Notes to Financial Statements — continued

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Tax-Managed Global Small-Cap Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Global Small-Cap Portfolio:

We have audited the accompanying statement
of assets and liabilities of Tax-Managed Global Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We
conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such
financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Global Small-Cap Portfolio as of October 31, 2016, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

31

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Global Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.
Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM”
refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth

  Position(s)
 with the   Trust and
the Portfolio

  Trustee
Since(1)

  Principal Occupation(s) and Directorships
During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958

Trustee of the Trust and the Portfolio and President of the Portfolio

2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and
Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.
(investment management firm).

Noninterested Trustees

Scott E. Eston 1956

Trustee

2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including
Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the
Last Five Years.(2) None.

  Mark R. Fetting(3)
1954

Trustee

2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief
Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008).
Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961

Trustee

2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke
Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA
Investment Management Company (1983-1985).

Directorships in the Last Five Years.
None.

George J. Gorman 1952

Trustee

2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm)
(1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore
Funds (9 funds) (2010-2014).

32

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth

  Position(s)
 with the   Trust and
the Portfolio

  Trustee
Since(1)

  Principal Occupation(s) and Directorships
During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Valerie A. Mosley 1960

Trustee

2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio
Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at
Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2)
Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947

Chairperson of the Board and Trustee

2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief
Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital
Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now
PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five
Years.(2) None.

Helen Frame Peters 1948

Trustee

2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002).
Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm)
(1991-1998).

Directorships in the Last Five Years.(2) Formerly,
Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957

Trustee

2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948

Trustee

2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company,
LLP (investment management firm) (1983-2006).

Directorships in the Last Five
Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).
Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943

Trustee

2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New
England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000).
Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton
Vance funds effective July 1, 2017.

Directorships in the Last Five
Years.(2) None.

33

Eaton Vance

Tax-Managed Global Small-Cap Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth

  Position(s)
 with the   Trust and
the Portfolio

  Trustee
Since(1)

  Principal Occupation(s) and Directorships
During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

  Scott E. Wennerholm(3)
1959

Trustee

2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief
Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm)
(1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the
Last Five Years. None.

Principal Officers who are not Trustees

Name and Year of Birth

  Position(s)
with the Trust and the Portfolio

  Officer
Since(4)

  Principal Occupation(s)
During Past Five Years

Payson F. Swaffield 1956

President of the Trust

2003

Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960

Vice President, Secretary and Chief Legal Officer

2005

Vice President of EVM and BMR.

James F. Kirchner 1967

Treasurer

2007

Vice President of EVM and BMR.

Paul M. O’Neil 1953

Chief Compliance Officer

2004

Vice President of EVM and BMR.

(1)
  Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated
otherwise.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance
National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market
Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)
Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the
Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•

  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the
Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance
Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.
For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called
“householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Global Small-Cap Portfolio

Boston Management and Research

Two
International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Global Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Management (International) Limited

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance
Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing
(US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent
Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International
Place

Boston, MA 02110

*
FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA
BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck
brochure describing this program is available to investors at www.FINRA.org.

1300     10.31.16

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission
(“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange
Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report
must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2016

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance

2

Performance

3

Fund Profile

4

Endnotes and Additional Disclosures

5

Fund Expenses

6

Financial Statements

7

Report of Independent Registered Public Accounting Firm

16 and 29

Federal Tax Information

17

Management and Organization

30

Important Notices

33

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock markets recorded modest gains for the 12-month period ended October 31, 2016, as signs of a strengthening U.S. economy were countered by fears of slowing economic growth overseas, geopolitical tensions and worries about interest rates.

U.S. stocks moved in a choppy pattern early in the period. Concerns about a possible interest rate increase by the U.S. Federal Reserve (the Fed) offset positive economic news, including continued gains in the U.S. job market as well as higher auto and housing sales.

Expressing confidence in the economy, the Fed finally made its long-anticipated move in mid-December 2015, raising interest rates for the first time in nine years.
Following the quarter-point increase, U.S. stocks briefly recovered before turbulence struck equity markets in early 2016. Stocks worldwide slid amid worries about falling oil prices, declining interest rates and slowing global growth, particularly in China. However, equity markets turned around in mid-February and soon overcame their earlier losses. Coinciding with the move was a reversal in crude oil prices, which rose following a prolonged decline.

In late June 2016, U.S. stocks plunged along with international markets following Britain’s “Brexit” vote to leave the European Union, but equity markets, led by the U.S., quickly rallied from the two-day tailspin and recovered the lost ground.

U.S. equity markets declined in late August 2016 amid
retreating oil prices and fears about a possible interest rate increase. The Fed’s decision at its September 2016 meeting to leave rates unchanged, along with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curb oil production, sent stocks briefly higher. In the final month of the period, U.S. stocks drifted lower on worries about the U.S. presidential election as well as a possible interest-rate hike before year-end.

For the 12-month period, the blue-chip Dow Jones Industrial Average2 advanced 5.49%, while the broader U.S. equity market, as represented by the S&P 500 Index, returned 4.51%. The technology-laden NASDAQ Composite Index delivered a 3.97% gain.

Fund Performance

For the 12-month period ended October 31, 2016, Eaton Vance Tax-Managed Value Fund (the Fund) had a total return of –0.17% for Class A shares at net asset value (NAV).

By comparison, the Fund’s benchmark, the Russell
1000® Value Index (the Index) returned 6.37% for the period.

The Fund underperformed the Index largely due to stock selection. Sector and industry allocation also detracted from relative Fund performance versus the Index during the period. Of the 11 economic sectors in the
Index, 10 had positive returns, while the Fund recorded positive absolute returns in seven sectors.

The financials sector was the Fund’s
worst-performer versus the Index. Within the sector, stock selection and an overweight in the lagging capital markets industry detracted from relative Fund performance versus the Index. Among individual stocks, large international investment bank
Credit Suisse Group AG was the Fund’s weakest performer in the period. The company suffered from the low interest rate environment as well as regulatory issues in Europe. Several other investment banks, including Goldman Sachs Group, Inc. and
Invesco, Ltd., also trailed the Index in the period. As of period-end, Invesco was no longer held in the portfolio.

The consumer staples sector
detracted from Fund performance relative to the Index due to stock selection. However, a favorable overweight position in the outperforming sector contributed to Fund performance. The Fund’s holdings in the food & staples retailing industry lagged notably during the 12-month period. Among individual stocks, supermarket chain Kroger Co. detracted after reporting disappointing financial results.

The information technology sector also detracted from Fund performance relative to the Index due to stock selection and an underweight position. In the lagging technology hardware, storage & peripherals industry, computer and smart-phone maker Apple, Inc. was among the Fund’s worst-performing stocks amid concerns of slowing growth.

On the positive
side, the utilities sector was the top-performer versus the Index in the period thanks to stock selection. Overall, the sector rose sharply in the 12-month period. Within the Fund’s holdings, the electric utilities industry outperformed versus the Index due to stock selection. The Fund’s best-performing individual stock in the period was large electric utility NextEra Energy, Inc., which benefited from strong financial results and its attractive dividend yield. Another large utility, PG&E Corp., was also among the Fund’s top performers.

The telecommunications services sector also added
to Fund results versus the Index in the period due to an underweight position.

See Endnotes and Additional
Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Performance2,3

Portfolio Managers Edward J. Perkin, CFA and John D.
Crowley

% Average Annual Total Returns

Class Inception Date

Performance Inception Date

One Year

Five Years

Ten Years

Class A at NAV

12/27/1999

12/27/1999

–0.17
%

10.87
%

4.34
%

Class A with 5.75% Maximum Sales Charge

—

—

–5.92

9.57

3.73

Class C at NAV

01/24/2000

01/24/2000

–0.91

10.05

3.57

Class C with 1% Maximum Sales Charge

—

—

–1.82

10.05

3.57

Class I at NAV

11/30/2007

12/27/1999

0.07

11.14

4.58

Russell 1000® Value Index

—

—

6.37
%

13.29
%

5.34
%

% After-Tax Returns with Maximum Sales Charge

  Class
Inception Date

  Performance
Inception Date

One Year

Five Years

Ten Years

Class A After Taxes on Distributions

12/27/1999

12/27/1999

–7.72
%

8.36
%

3.07
%

Class A After Taxes on Distributions and Sale of Fund Shares

—

—

–1.89

7.57

2.94

Class C After Taxes on Distributions

01/24/2000

01/24/2000

–3.61

8.95

3.03

Class C After Taxes on Distributions and Sale of Fund Shares

—

—

0.44

7.97

2.81

Class I After Taxes on Distributions

11/30/2007

12/27/1999

–1.91

9.85

3.87

Class I After Taxes on Distributions and Sale of Fund Shares

—

—

1.64

8.86

3.63

% Total Annual Operating Expense Ratios[4]

Class A

Class C

Class I

1.19
%

1.94
%

0.94
%

Growth of $10,000

This graph shows the change in value of a hypothetical
investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]

Amount Invested

Period Beginning

At NAV

With Maximum Sales Charge

Class C

$
10,000

10/31/2006

$
14,200

N.A.

Class I

$
250,000

10/31/2006

$
391,185

N.A.

See Endnotes and Additional Disclosures in this
report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

General Electric Co.

5.4
%

JPMorgan Chase & Co.

4.0

Exxon Mobil Corp.

3.2

NextEra Energy, Inc.

3.2

Chevron Corp.

3.0

Wells Fargo & Co.

2.8

Reynolds American, Inc.

2.7

Johnson & Johnson

2.7

Sempra Energy

2.7

PNC Financial Services Group, Inc. (The)

2.5

Total

32.2
%

See Endnotes and Additional
Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The
Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]
  Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]
  Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the
Portfolio’s holdings.

[6]
Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 – October 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for
Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable).
Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Beginning Account Value (5/1/16)

Ending Account Value (10/31/16)

Expenses Paid During Period* (5/1/16 – 10/31/16)

Annualized Expense Ratio

Actual

Class A

$
1,000.00

$
1,007.10

$
6.05

1.20
%

Class C

$
1,000.00

$
1,003.50

$
9.82

1.95
%

Class I

$
1,000.00

$
1,008.60

$
4.80

0.95
%

Hypothetical

(5% return per year before expenses)

Class A

$
1,000.00

$
1,019.10

$
6.09

1.20
%

Class C

$
1,000.00

$
1,015.30

$
9.88

1.95
%

Class I

$
1,000.00

$
1,020.40

$
4.82

0.95
%

*
Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2016. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Statement of Assets and Liabilities

Assets

October 31, 2016

Investment in Tax-Managed Value Portfolio, at value (identified cost, $311,367,762)

$
530,876,554

Receivable for Fund shares sold

512,401

Total assets

$
531,388,955

Liabilities

Payable for Fund shares redeemed

$
710,477

Payable to affiliates:

Administration fee

68,076

Distribution and service fees

176,148

Trustees’ fees

43

Accrued expenses

125,630

Total liabilities

$
1,080,374

Net Assets

$
530,308,581

Sources of Net Assets

Paid-in capital

$
331,818,118

Accumulated net realized loss from Portfolio

(24,973,884
)

Accumulated undistributed net investment income

3,955,555

Net unrealized appreciation from Portfolio

219,508,792

Total

$
530,308,581

Class A Shares

Net Assets

$
290,401,915

Shares Outstanding

13,697,032

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)

$
21.20

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)

$
22.49

Class C Shares

Net Assets

$
132,285,719

Shares Outstanding

6,520,547

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)

$
20.29

Class I Shares

Net Assets

$
107,620,947

Shares Outstanding

5,091,451

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)

$
21.14

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*
Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7

See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Statement of Operations

Investment Income

Year Ended October 31, 2016

Dividends allocated from Portfolio (net of foreign taxes, $62,572)

$
14,280,472

Securities lending income allocated from Portfolio, net

20,403

Interest allocated from Portfolio

16,807

Expenses allocated from Portfolio

(3,793,475
)

Total investment income from Portfolio

$
10,524,207

Expenses

Administration fee

$
823,709

Distribution and service fees

Class A

774,447

Class C

1,397,207

Trustees’ fees and expenses

500

Custodian fee

36,927

Transfer and dividend disbursing agent fees

325,646

Legal and accounting services

36,631

Printing and postage

45,167

Registration fees

51,986

Reflow liquidity program fees

119,375

Miscellaneous

14,968

Total expenses

$
3,626,563

Net investment income

$
6,897,644

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions

$
21,644,444
(1)

Foreign currency transactions

249,116

Net realized gain

$
21,893,560

Change in unrealized appreciation (depreciation) —

Investments

$
(30,617,905
)

Foreign currency

(187,516
)

Net change in unrealized appreciation (depreciation)

$
(30,805,421
)

Net realized and unrealized loss

$
(8,911,861
)

Net decrease in net assets from operations

$
(2,014,217
)

(1)	Includes $28,939,197 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$6,897,644	$6,681,998
Net realized gain from investment and foreign currency transactions	21,893,560 (1)	66,835,193 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(30,805,421)	(68,076,834)
Net increase (decrease) in net assets from operations	$(2,014,217)	$5,440,357
Distributions to shareholders —
From net investment income
Class A	$(4,131,834)	$(3,957,726)
Class C	(793,535)	(633,361)
Class I	(1,512,682)	(1,334,660)
From net realized gain
Class A	(22,372,932)	(26,930,289)
Class C	(10,438,770)	(12,059,033)
Class I	(6,755,540)	(7,339,423)
Total distributions to shareholders	$(46,005,293)	$(52,254,492)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,341,757	$13,840,705
Class C	4,852,871	7,677,951
Class I	85,516,036	70,287,393
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	23,843,616	27,738,182
Class C	9,307,755	10,469,198
Class I	6,498,395	6,823,712
Cost of shares redeemed
Class A	(54,031,630)	(48,117,275)
Class C	(19,991,295)	(14,554,606)
Class I	(77,427,410)	(69,965,981)
Net increase (decrease) in net assets from Fund share transactions	$(11,089,905)	$4,199,279

Net decrease in net assets	$(59,109,415)	$(42,614,856)

Net Assets
At beginning of year	$589,417,996	$632,032,852
At end of year	$530,308,581	$589,417,996

Accumulated undistributed net investment income included in net assets
At end of year	$3,955,555	$4,990,382

(1)	Includes $28,939,197 of net realized gains from redemptions in-kind.

(2)	Includes $23,115,540 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Financial Highlights

	Class A
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$23.090	$24.960	$22.470	$18.460	$16.280

Income (Loss) From Operations
Net investment income(1)	$0.297	$0.290	$0.306	$0.258	$0.246
Net realized and unrealized gain (loss)	(0.354)	(0.072)	3.217	4.120	2.179

Total income (loss) from operations	$(0.057)	$0.218	$3.523	$4.378	$2.425

Less Distributions
From net investment income	$(0.286)	$(0.268)	$(0.134)	$(0.368)	$(0.245)
From net realized gain	(1.547)	(1.820)	(0.899)	—	—

Total distributions	$(1.833)	$(2.088)	$(1.033)	$(0.368)	$(0.245)

Net asset value — End of year	$21.200	$23.090	$24.960	$22.470	$18.460

Total Return(2)	(0.17)%	0.94%	16.33%	24.19%	15.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$290,402	$337,567	$371,714	$374,746	$394,414
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.21%	1.19%	1.21%	1.24%	1.20%
Net investment income	1.40%	1.24%	1.29%	1.28%	1.43%
Portfolio Turnover of the Portfolio	45%	61%	19%	10%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$22.160	$24.030	$21.680	$17.830	$15.720

Income (Loss) From Operations
Net investment income(1)	$0.133	$0.111	$0.123	$0.100	$0.109
Net realized and unrealized gain (loss)	(0.338)	(0.065)	3.108	4.002	2.112

Total income (loss) from operations	$(0.205)	$0.046	$3.231	$4.102	$2.221

Less Distributions
From net investment income	$(0.118)	$(0.096)	$—	$(0.252)	$(0.111)
From net realized gain	(1.547)	(1.820)	(0.881)	—	—

Total distributions	$(1.665)	$(1.916)	$(0.881)	$(0.252)	$(0.111)

Net asset value — End of year	$20.290	$22.160	$24.030	$21.680	$17.830

Total Return(2)	(0.91)%	0.19%	15.44%	23.33%	14.23%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$132,286	$150,726	$159,572	$147,863	$133,614
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.96%	1.94%	1.96%	1.99%	1.95%
Net investment income	0.65%	0.49%	0.54%	0.51%	0.65%
Portfolio Turnover of the Portfolio	45%	61%	19%	10%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$23.030	$24.920	$22.440	$18.450	$16.280

Income (Loss) From Operations
Net investment income(1)	$0.348	$0.345	$0.353	$0.312	$0.295
Net realized and unrealized gain (loss)	(0.345)	(0.084)	3.216	4.113	2.167

Total income from operations	$0.003	$0.261	$3.569	$4.425	$2.462

Less Distributions
From net investment income	$(0.346)	$(0.331)	$(0.190)	$(0.435)	$(0.292)
From net realized gain	(1.547)	(1.820)	(0.899)	—	—

Total distributions	$(1.893)	$(2.151)	$(1.089)	$(0.435)	$(0.292)

Net asset value — End of year	$21.140	$23.030	$24.920	$22.440	$18.450

Total Return(2)	0.07%	1.17%	16.60%	24.55%	15.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$107,621	$101,125	$100,746	$145,314	$213,919
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.96%	0.94%	0.96%	0.99%	0.96%
Net investment income	1.65%	1.48%	1.50%	1.55%	1.73%
Portfolio Turnover of the Portfolio	45%	61%	19%	10%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (82.1% at October 31, 2016). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$6,440,485	$9,562,907
Long-term capital gains	$39,564,808	$42,691,585

During the year ended October 31, 2016, accumulated net realized gain was decreased by $46,469,300, accumulated undistributed net investment income was decreased by $1,494,420 and paid-in capital was increased by$47,963,720 due to the Fund’s use of equalization accounting, dividend redesignations and differences between book and tax accounting for the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,955,555
Deferred capital losses	$(5,463,279)
Net unrealized appreciation	$199,998,187

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are due to the Fund’s investment in the Portfolio.

At October 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $5,463,279 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2016, $5,463,279 are short-term.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2016, the administration fee amounted to $823,709. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2016, EVM earned $30,609 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,245 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2016. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2016 amounted to $774,447 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2016, the Fund paid or accrued to EVD $1,047,905 for Class C shares.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2016 amounted to $349,302 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2016, the Fund was informed that EVD received approximately $5,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2016, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,108,966 and $67,921,083, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $55,513,930.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2016	2015

Sales	493,890	594,383
Issued to shareholders electing to receive payments of distributions in Fund shares	1,135,410	1,210,217
Redemptions	(2,554,207)	(2,077,693)

Net decrease	(924,907)	(273,093)

	Year Ended October 31,
Class C	2016	2015

Sales	240,557	342,623
Issued to shareholders electing to receive payments of distributions in Fund shares	460,097	472,650
Redemptions	(983,364)	(653,211)

Net increase (decrease)	(282,710)	162,062

	Year Ended October 31,
Class I	2016	2015

Sales	4,075,114	3,064,930
Issued to shareholders electing to receive payments of distributions in Fund shares	311,077	298,892
Redemptions	(3,685,724)	(3,015,452)

Net increase	700,467	348,370

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2016, the Fund designates approximately $12,375,974, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Tax-Managed Value Portfolio

October 31, 2016

Portfolio of Investments

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 1.8%
United Technologies Corp.	113,000	$11,548,600

		$11,548,600

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(1)	54,933	$3,742,036

		$3,742,036

Auto Components — 1.6%
Goodyear Tire & Rubber Co. (The)	357,865	$10,388,821

		$10,388,821

Banks — 14.1%
Citigroup, Inc.	193,509	$9,510,967
JPMorgan Chase & Co.(1)	375,000	25,972,500
KeyCorp	689,553	9,736,488
PNC Financial Services Group, Inc. (The)	166,379	15,905,833
U.S. Bancorp	268,850	12,033,726
Wells Fargo & Co.	386,390	17,777,804

		$90,937,318

Biotechnology — 0.4%
Gilead Sciences, Inc.	33,749	$2,484,939

		$2,484,939

Capital Markets — 4.1%
Ameriprise Financial, Inc.	35,881	$3,171,521
Charles Schwab Corp. (The)	372,287	11,801,498
Credit Suisse Group AG ADR(1)	554,802	7,711,748
Goldman Sachs Group, Inc. (The)	22,682	4,042,840

		$26,727,607

Chemicals — 1.0%
PPG Industries, Inc.	68,965	$6,422,710

		$6,422,710

Consumer Finance — 0.6%
American Express Co.	59,190	$3,931,400

		$3,931,400

Security	Shares	Value

Diversified Telecommunication Services — 1.6%
Verizon Communications, Inc.	220,452	$10,603,741

		$10,603,741

Electric Utilities — 4.9%
NextEra Energy, Inc.	159,117	$20,366,976
PG&E Corp.	187,333	11,637,126

		$32,004,102

Electrical Equipment — 1.1%
Hubbell, Inc.	28,623	$2,991,676
Rockwell Automation, Inc.	33,916	4,060,424

		$7,052,100

Energy Equipment & Services — 1.7%
Halliburton Co.	65,629	$3,018,934
Schlumberger, Ltd.(1)	98,594	7,713,009

		$10,731,943

Equity Real Estate Investment Trusts (REITs) — 4.1%
AvalonBay Communities, Inc.	53,955	$9,236,017
Boston Properties, Inc.	59,105	7,120,970
Simon Property Group, Inc.	54,180	10,075,313

		$26,432,300

Food & Staples Retailing — 2.3%
CVS Health Corp.(1)	18,725	$1,574,773
Kroger Co. (The)	423,727	13,127,062

		$14,701,835

Food Products — 3.1%
Kellogg Co.	130,339	$9,792,369
Nestle SA	138,900	10,072,176

		$19,864,545

Health Care Equipment & Supplies — 2.1%
Stryker Corp.(1)	58,093	$6,701,028
Zimmer Biomet Holdings, Inc.	65,433	6,896,638

		$13,597,666

Health Care Providers & Services — 1.9%
UnitedHealth Group, Inc.	87,234	$12,328,781

		$12,328,781

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 0.5%
Whirlpool Corp.(1)	19,968	$2,991,606

		$2,991,606

Industrial Conglomerates — 6.8%
General Electric Co.(1)	1,203,237	$35,014,197
Honeywell International, Inc.(1)	83,731	9,183,616

		$44,197,813

Insurance — 4.4%
Alleghany Corp.(2)	10,617	$5,480,602
Chubb, Ltd.	51,734	6,570,218
Prudential Financial, Inc.	113,882	9,656,055
Travelers Cos., Inc. (The)	64,030	6,926,765

		$28,633,640

Internet Software & Services — 3.2%
Alphabet, Inc., Class A(2)	9,850	$7,977,515
Alphabet, Inc., Class C(2)	9,877	7,748,902
eBay, Inc.(2)	173,316	4,941,239

		$20,667,656

IT Services — 1.0%
Visa, Inc., Class A	80,534	$6,644,860

		$6,644,860

Life Sciences Tools & Services — 2.3%
Thermo Fisher Scientific, Inc.	103,433	$15,207,754

		$15,207,754

Machinery — 1.2%
Caterpillar, Inc.(1)	96,607	$8,062,820

		$8,062,820

Media — 0.4%
Walt Disney Co. (The)	27,847	$2,581,138

		$2,581,138

Multi-Utilities — 2.7%
Sempra Energy	162,537	$17,407,713

		$17,407,713

Security	Shares	Value

Oil, Gas & Consumable Fuels — 11.7%
Chevron Corp.(1)	182,680	$19,135,730
ConocoPhillips	37,140	1,613,733
EOG Resources, Inc.	125,646	11,360,911
Exxon Mobil Corp.(1)	249,154	20,759,511
Occidental Petroleum Corp.(1)	182,248	13,287,702
Phillips 66	113,827	9,237,061

		$75,394,648

Pharmaceuticals — 6.0%
Eli Lilly & Co.	128,396	$9,480,761
Johnson & Johnson	151,536	17,576,660
Merck & Co., Inc.	196,094	11,514,640

		$38,572,061

Road & Rail — 0.7%
Union Pacific Corp.(1)	54,746	$4,827,502

		$4,827,502

Semiconductors & Semiconductor Equipment — 2.3%
Intel Corp.	423,628	$14,771,908

		$14,771,908

Software — 1.2%
Microsoft Corp.	74,350	$4,455,052
Oracle Corp.	83,514	3,208,608

		$7,663,660

Specialty Retail — 1.7%
Home Depot, Inc. (The)	88,360	$10,780,804

		$10,780,804

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	68,759	$7,806,897

		$7,806,897

Tobacco — 4.5%
Altria Group, Inc.	173,789	$11,490,929
Reynolds American, Inc.	320,080	17,630,006

		$29,120,935

Total Common Stocks (identified cost $391,220,786)		$638,833,859

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Portfolio of Investments — continued

Short-Term Investments — 1.2%

Description	Units/Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 0.68%(3)	3,161,516	$3,162,148
State Street Navigator Securities Lending Prime Portfolio(4)	4,626,950	4,626,950

Total Short-Term Investments (identified cost $7,788,855)		$7,789,098

Total Investments — 100.0% (identified cost $399,009,641)		$646,622,957

Other Assets, Less Liabilities — (0.0)%(5)		$(170,626)

Net Assets — 100.0%		$646,452,331

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at October 31, 2016.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

(4)	Represents investment of cash collateral received in connection with securities lending.

(5)	Amount is less than (0.05)%.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value including $129,921,019 of securities on loan (identified cost, $395,847,736)	$643,460,809
Affiliated investment, at value (identified cost, $3,161,905)	3,162,148
Dividends receivable	350,830
Receivable for investments sold	7,902,065
Securities lending income receivable	9,822
Tax reclaims receivable	874,361
Total assets	$655,760,035

Liabilities
Collateral for securities loaned	$4,626,950
Payable for investments purchased	4,168,967
Payable to affiliates:
Investment adviser fee	356,286
Trustees’ fees	2,990
Accrued expenses	152,511
Total liabilities	$9,307,704
Net Assets applicable to investors’ interest in Portfolio	$646,452,331

Sources of Net Assets
Investors’ capital	$398,833,234
Net unrealized appreciation	247,619,097
Total	$646,452,331

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Dividends (net of foreign taxes, $75,937)	$17,339,755
Securities lending income, net	24,795 (1)
Interest allocated from/dividends from affiliated investment	21,474
Expenses allocated from affiliated investment	(722)
Total investment income	$17,385,302

Expenses
Investment adviser fee	$4,302,250
Trustees’ fees and expenses	35,897
Custodian fee	167,837
Legal and accounting services	61,990
Miscellaneous	37,774
Total expenses	$4,605,748

Net investment income	$12,779,554

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$26,279,437 (2)
Investment transactions in/allocated from affiliated investment	211
Foreign currency transactions	302,282
Net realized gain	$26,581,930
Change in unrealized appreciation (depreciation) —
Investments	$(37,223,149)
Investments — affiliated investment	243
Foreign currency	(227,483)
Net change in unrealized appreciation (depreciation)	$(37,450,389)

Net realized and unrealized loss	$(10,868,459)

Net increase in net assets from operations	$1,911,095

(1)	Includes $404 of income earned from an affiliated investment company (see Note 6).

(2)	Includes $35,159,145 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$12,779,554	$12,875,264
Net realized gain from investment and foreign currency transactions	26,581,930 (1)	74,285,230 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(37,450,389)	(75,838,941)
Net increase in net assets from operations	$1,911,095	$11,321,553
Capital transactions —
Contributions	$12,146,884	$11,627,507
Withdrawals	(82,176,859)	(63,210,980)
Net decrease in net assets from capital transactions	$(70,029,975)	$(51,583,473)

Net decrease in net assets	$(68,118,880)	$(40,261,920)

Net Assets
At beginning of year	$714,571,211	$754,833,131
At end of year	$646,452,331	$714,571,211

(1)	Includes $35,159,145 of net realized gains from redemptions in-kind.

(2)	Includes $26,595,968 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69%	0.68%	0.68%	0.69%	0.67%
Net investment income	1.91%	1.75%	1.81%	1.82%	1.96%
Portfolio Turnover	45%	61%	19%	10%	38%

Total Return	0.35%	1.45%	16.92%	24.87%	15.74%

Net assets, end of year (000’s omitted)	$646,452	$714,571	$754,833	$782,833	$854,995

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2016, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 82.1% and 17.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Portfolio’s investment in Cash Reserves Fund reflected the Portfolio’s proportionate interest in its net assets and the Portfolio recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the

25

Tax-Managed Value Portfolio

October 31, 2016

Notes to Financial Statements — continued

Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2016, the Portfolio’s investment adviser fee amounted to $4,302,250 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $299,557,760 and $354,664,905, respectively, for the year ended October 31, 2016. Included in sales is $55,513,930 representing the value of securities delivered in payment of redemptions in-kind.

26

Tax-Managed Value Portfolio

October 31, 2016

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$400,916,152

Gross unrealized appreciation	$247,884,868
Gross unrealized depreciation	(2,178,063)

Net unrealized appreciation	$245,706,805

The net unrealized appreciation on foreign currency transactions at October 31, 2016 on a federal income tax basis was $5,781.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $545 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2016.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the 1940 Act, and prior to its liquidation in December 2015, in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), an affiliated investment company managed by EVM. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2016, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $129,921,019 and $133,452,892, respectively. Collateral received included cash of $4,626,950 and non-cash U.S. Government securities of $128,825,942. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time. The carrying amount of the liability for collateral for securities loaned at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2016.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

27

Tax-Managed Value Portfolio

October 31, 2016

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$26,742,369	$—		$—	$26,742,369
Consumer Staples	53,615,139	10,072,176		—	63,687,315
Energy	86,126,591	—		—	86,126,591
Financials	150,229,965	—		—	150,229,965
Health Care	82,191,201	—		—	82,191,201
Industrials	79,430,871	—		—	79,430,871
Information Technology	57,554,981	—		—	57,554,981
Materials	6,422,710	—		—	6,422,710
Real Estate	26,432,300	—		—	26,432,300
Telecommunication Services	10,603,741	—		—	10,603,741
Utilities	49,411,815	—		—	49,411,815

Total Common Stocks	$628,761,683	$10,072,176	*	$—	$638,833,859
Short-Term Investments	$—	$7,789,098		$—	$7,789,098

Total Investments	$628,761,683	$17,861,274		$—	$646,622,957

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2015 whose fair value was determined using Level 3 inputs. At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Value Portfolio

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2016

29

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ralph F. Verni 1943	Trustee	2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

Scott E. Wennerholm(3) 1959	Trustee	2016

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice

President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Income Builder Fund (formerly, Eaton Vance Global Dividend Income Fund), Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Macro Capital Opportunities Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Global Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Value Fund), Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 33 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee of its conclusion that, in light of the facts surrounding its lending relationships, D&T’s objectivity and impartiality in the planning and conduct of the audits of the Funds financial statements will not be compromised, D&T is in a position to continue as the auditor for the Funds and no actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to the auditor independence issue described above. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. After giving consideration to the guidance provided in the No-Action Letter, D&T affirmed to the Audit Committee that D&T is an independent accountant with respect to the Funds within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2015 and October 31, 2016 by D&T for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$18,420	$23,620
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,253	$13,757
All Other Fees(3)	$0	$0

Total	$30,673	$37,377

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$16,120	$21,220
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,892	$13,897
All Other Fees(3)	$0	$0

Total	$28,012	$35,117

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$26,690	$31,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,961	$18,141
All Other Fees(3)	$0	$0

Total	$44,651	$50,081

Eaton Vance Floating-Rate Advantage Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$26,480	$28,730
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,855	$16,014
All Other Fees(3)	$0	$0

Total	$42,335	$44,744

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$28,480	$30,830
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,497	$15,652
All Other Fees(3)	$0	$0

Total	$43,977	$46,482

Eaton Vance Global Income Builder Fund (formerly Eaton Vance Global Dividend Income Fund) Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$36,110	$15,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,545	$11,317
All Other Fees(3)	$0	$0

Total	$49,655	$26,317

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$26,720	$26,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,561	$16,833
All Other Fees(3)	$0	$0

Total	$40,281	$43,753

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$25,240	$25,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,920	$16,433
All Other Fees(3)	$0	$0

Total	$39,160	$41,873

Eaton Vance Global Macro Capital Opportunities Fund* Fiscal Year Ended	10/31/15	10/31/16
Audit Fees	$15,050	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,750	$13,014
All Other Fees(3)	$0	$0

Total	$30,800	$28,164

* Fund commenced operations on November 3, 2014.

Eaton Vance Government Obligations Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$19,160	$19,360
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,833	$11,951
All Other Fees(3)	$0	$0

Total	$30,993	$31,311

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$19,650	$24,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,239	$11,351
All Other Fees(3)	$0	$0

Total	$30,889	$36,201

Eaton Vance Multi-Strategy Absolute Return Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$25,540	$25,740
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,962	$20,278
All Other Fees(3)	$0	$0

Total	$43,502	$46,018

Eaton Vance Multi-Strategy All Market Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$33,830	$33,905
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$28,109	$37,778
All Other Fees(3)	$0	$0

Total	$61,939	$71,683

Eaton Vance Short Duration Government Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$24,580	$24,780
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,316	$15,469
All Other Fees(3)	$0	$0

Total	$39,896	$40,249

Eaton Vance Short Duration High Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$12,450	$17,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,412	$11,526
All Other Fees(3)	$0	$0

Total	$23,862	$29,076

Eaton Vance Short Duration Strategic Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$47,600	$48,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$27,011	$36,655
All Other Fees(3)	$0	$0

Total	$74,611	$84,755

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$41,510	$38,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,568	$22,160
All Other Fees(3)	$0	$0

Total	$62,078	$61,070

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$48,840	$39,190
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,752	$13,016
All Other Fees(3)	$0	$0

Total	$61,592	$52,206

Eaton Vance Tax-Managed Global Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Value Fund) Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$12,180	$14,280
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,790	$9,118
All Other Fees(3)	$0	$0

Total	$19,970	$23,398

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$14,740	$14,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,116	$8,197
All Other Fees(3)	$0	$0

Total	$22,856	$23,037

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$16,690	$16,790
Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,356	$9,437
All Other Fees(3)	$0	$0

Total	$26,046	$26,227

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$18,310	$18,510
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,106	$9,437
All Other Fees(3)	$0	$0

Total	$26,416	$27,947

Parametric Tax-Managed International Equity Fund Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$14,820	$14,920
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,972	$9,552
All Other Fees(3)	$0	$0

Total	$22,792	$24,472

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, August 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/14	1/31/15	2/28/15	8/31/15	9/30/15	10/31/15	12/31/15	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16
Audit Fees	$97,220	$132,030	$22,050	$48,450	$106,700	$581,560	$105,020	$136,480	$22,650	$48,950	$97,730	$570,575
Audit-Related Fees(1)	$0	$0	$0	$0	$2,550	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$62,110	$48,385	$12,780	$12,002	$34,621	$338,673	$51,252	$49,348	$9,648	$12,259	$25,000	$360,983
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$159,330	$180,415	$34,830	$60,452	$143,871	$920,233	$156,272	$185,828	$32,298	$61,209	$122,730	$931,558

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/14	1/31/15	2/28/15	8/31/15	9/30/15	10/31/15	12/31/15	1/31/16	2/29/16	8/31/16	9/30/16	10/31/16
Registrant(1)	$62,110	$48,385	$12,780	$12,002	$37,171	$338,673	$51,252	$49,348	$9,648	$12,259	$25,000	$360,983
EatonVance(2)	$99,750	$99,750	$99,750	$46,000	$46,000	$46,000	$56,434	$56,434	$56,434	$56,434	$56,434	$56,434

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 22, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 22, 2016